                                                                  EXECUTION COPY

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                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as Master Servicer,

                             ARCAP SERVICING, INC.,
                              as Special Servicer,

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   as Trustee,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                   as Paying Agent and Certificate Registrar,

                                       and

                               ABN AMRO BANK N.V.,
                                 as Fiscal Agent

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2005

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

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                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.6    CERTAIN MATTERS WITH RESPECT TO LOAN PAIRS AND A/B
               MORTGAGE LOANS.................................................77

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCES OF CERTIFICATES

SECTION 2.1    CONVEYANCE OF MORTGAGE LOANS...................................78
SECTION 2.2    ACCEPTANCE BY TRUSTEE..........................................82
SECTION 2.3    SELLERS' REPURCHASE OF MORTGAGE LOANS FOR MATERIAL
               DOCUMENT DEFECTS AND MATERIAL BREACHES OF REPRESENTATIONS

                                   ARTICLE III

                                THE CERTIFICATES

                                      -i-

                                   ARTICLE IV

                                    ADVANCES

SECTION 4.1    P&I ADVANCES BY MASTER SERVICER...............................104
SECTION 4.1A   P&I ADVANCES WITH RESPECT TO NON-SERVICED MORTGAGE LOANS AND

SECTION 4.5    INTEREST ON ADVANCES; CALCULATION OF OUTSTANDING ADVANCES

                                    ARTICLE V

                           ADMINISTRATION OF THE TRUST

SECTION 5.1    COLLECTIONS...................................................114
SECTION 5.2    APPLICATION OF FUNDS IN THE CERTIFICATE ACCOUNT AND INTEREST

                                   ARTICLE VI

                                  DISTRIBUTIONS

SECTION 6.6    ALLOCATION OF REALIZED LOSSES, EXPENSE LOSSES AND

                                      -ii-

                                   ARTICLE VII

                  CONCERNING THE TRUSTEE, THE FISCAL AGENT, THE
                  PAYING AGENT AND THE LUXEMBOURG PAYING AGENT

SECTION 7.1    DUTIES OF THE TRUSTEE, THE FISCAL AGENT AND THE PAYING
               AGENT.........................................................146
SECTION 7.2    CERTAIN MATTERS AFFECTING THE TRUSTEE, THE FISCAL AGENT
               AND THE PAYING AGENT..........................................147
SECTION 7.3    THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT NOT
               LIABLE FOR CERTIFICATES OR INTERESTS OR MORTGAGE LOANS........149
SECTION 7.4    THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT MAY OWN
               CERTIFICATES..................................................151
SECTION 7.5    ELIGIBILITY REQUIREMENTS FOR THE TRUSTEE, THE FISCAL AGENT
               AND THE PAYING AGENT..........................................151
SECTION 7.6    RESIGNATION AND REMOVAL OF THE TRUSTEE, THE FISCAL AGENT OR
               THE PAYING AGENT..............................................151
SECTION 7.7    SUCCESSOR TRUSTEE, FISCAL AGENT OR PAYING AGENT...............153
SECTION 7.8    MERGER OR CONSOLIDATION OF TRUSTEE, FISCAL AGENT OR
               PAYING AGENT..................................................154
SECTION 7.9    APPOINTMENT OF CO-TRUSTEE, SEPARATE TRUSTEE, AGENTS
               OR CUSTODIAN..................................................155
SECTION 7.10   AUTHENTICATING AGENTS.........................................157
SECTION 7.11   INDEMNIFICATION OF TRUSTEE, THE FISCAL AGENT AND THE
               PAYING AGENT..................................................157
SECTION 7.12   FEES AND EXPENSES OF TRUSTEE, THE FISCAL AGENT AND THE

SECTION 7.16   REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE, THE FISCAL
               AGENT AND THE PAYING AGENT....................................162
SECTION 7.17   FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY
               MAINTAINED BY THE TRUSTEE, THE FISCAL AGENT AND THE PAYING
               AGENT.........................................................165
SECTION 7.18   APPOINTMENT OF LUXEMBOURG PAYING AGENT; NOTIFICATION TO
               CERTIFICATEHOLDERS............................................165

                                  ARTICLE VIII

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 8.1    SERVICING STANDARD; SERVICING DUTIES..........................167
SECTION 8.2    FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY

                                     -iii-

SECTION 8.6    MAINTENANCE OF HAZARD INSURANCE, OTHER INSURANCE, TAXES
               AND OTHER.....................................................178
SECTION 8.7    ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS;
               DUE-ON-ENCUMBRANCE CLAUSE.....................................181
SECTION 8.8    TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE FILES.......185
SECTION 8.9    DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER
               SERVICER TO BE HELD FOR THE TRUSTEE FOR THE BENEFIT OF THE

SECTION 8.14   CMSA OPERATING STATEMENT ANALYSIS REPORTS REGARDING THE
               MORTGAGED PROPERTIES..........................................191
SECTION 8.15   OTHER AVAILABLE INFORMATION AND CERTAIN RIGHTS OF THE MASTER

SECTION 8.20   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER

SECTION 8.27   COMPLIANCE WITH REMIC PROVISIONS AND GRANTOR TRUST

SECTION 8.30   OPERATING ADVISER CONTACT WITH MASTER SERVICER AND
               SPECIAL SERVICER..............................................214
SECTION 8.31   CERTAIN MATTERS WITH RESPECT TO THE CIRCLE K PORTFOLIO POD
               MORTGAGE LOANS................................................214

                                   ARTICLE IX

               ADMINISTRATION AND SERVICING OF SPECIALLY SERVICED
                       MORTGAGE LOANS BY SPECIAL SERVICER

SECTION 9.1    DUTIES OF SPECIAL SERVICER....................................214
SECTION 9.2    FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY OF
               SPECIAL SERVICER..............................................216
SECTION 9.3    SUB-SERVICERS.................................................216

                                      -iv-

SECTION 9.4    SPECIAL SERVICER GENERAL POWERS AND DUTIES....................217
SECTION 9.5    "DUE-ON-SALE" CLAUSES; ASSIGNMENT AND ASSUMPTION
               AGREEMENTS; MODIFICATIONS OF SPECIALLY SERVICED MORTGAGE
               LOANS; DUE-ON-ENCUMBRANCE CLAUSES.............................220
SECTION 9.6    RELEASE OF MORTGAGE FILES.....................................224
SECTION 9.7    DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF SPECIAL
               SERVICER TO BE HELD FOR THE TRUSTEE...........................225
SECTION 9.8    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
               SPECIAL SERVICER..............................................226
SECTION 9.9    STANDARD HAZARD, FLOOD AND COMPREHENSIVE GENERAL LIABILITY

SECTION 9.29   COMPLIANCE WITH REMIC PROVISIONS AND GRANTOR TRUST

SECTION 9.33   SPECIAL SERVICER TO COOPERATE WITH THE MASTER SERVICER AND

                                      -v-

                                    ARTICLE X

                      PURCHASE AND TERMINATION OF THE TRUST

SECTION 10.1   TERMINATION OF TRUST UPON REPURCHASE OR LIQUIDATION OF ALL

                                   ARTICLE XI

                          RIGHTS OF CERTIFICATEHOLDERS

                                   ARTICLE XII

                     REMIC AND GRANTOR TRUST ADMINISTRATION

SECTION 12.4   LIABILITY WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC
               STATUS........................................................275
SECTION 12.5   CLASS P GRANTOR TRUST.........................................275

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                                      -vi-

                             EXHIBITS AND SCHEDULES
                             ----------------------

EXHIBIT A-1      Form of Class A-1 Certificate
EXHIBIT A-2      Form of Class A-2 Certificate
EXHIBIT A-3      Form of Class A-3 Certificate
EXHIBIT A-4      Form of Class A-AB Certificate
EXHIBIT A-5      Form of Class A-4A Certificate
EXHIBIT A-6      Form of Class A-4B Certificate
EXHIBIT A-7      Form of Class A-J Certificate
EXHIBIT A-8      Form of Class B Certificate
EXHIBIT A-9      Form of Class C Certificate
EXHIBIT A-10     Form of Class D Certificate
EXHIBIT A-11     Form of Class E Certificate
EXHIBIT A-12     Form of Class F Certificate
EXHIBIT A-13     Form of Class G Certificate
EXHIBIT A-14     Form of Class H Certificate
EXHIBIT A-15     Form of Class J Certificate
EXHIBIT A-16     Form of Class K Certificate
EXHIBIT A-17     Form of Class L Certificate
EXHIBIT A-18     Form of Class M Certificate
EXHIBIT A-19     Form of Class N Certificate
EXHIBIT A-20     Form of Class O Certificate
EXHIBIT A-21     Form of Class P Certificate
EXHIBIT A-22     Form of Class R-I Certificate
EXHIBIT A-23     Form of Class R-II Certificate
EXHIBIT A-24     Form of Class R-III Certificate
EXHIBIT A-25     Form of Class X-1 Certificate
EXHIBIT A-26     Form of Class X-2 Certificate
EXHIBIT B-1      Form of Initial Certification of Trustee (Section 2.2)
EXHIBIT B-2      Form of Final Certification of Trustee (Section 2.2)
EXHIBIT C        Form of Request for Release
EXHIBIT D-1      Form of Transferor Certificate for Transfers to Definitive
                        Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-2A     Form I of Transferee Certificate for Transfers of Definitive
                        Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-2B     Form II of Transferee Certificate for Transfers of Definitive
                        Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-3A     Form I of Transferee Certificate for Transfers of Interests
                        in Book-Entry Privately Offered Certificates
                        (Section 3.3(c))
EXHIBIT D-3B     Form II of Transferee Certificate for Transfers of Interests
                        in Book-Entry Privately Offered Certificates
                        (Section 3.3(c))
EXHIBIT E-1      Form of Transfer Affidavit and Agreement (Section 3.3(e))
EXHIBIT E-2      Form of Transfer Affidavit and Agreement (Section 3.3(e))
EXHIBIT F        Form of Regulation S Certificate
EXHIBIT G-1      Form of Principal Primary Servicing Agreement

                                     -vii-

EXHIBIT G-2      Reserved
EXHIBIT H        Form of Exchange Certification
EXHIBIT I        Form of Euroclear Bank or Clearstream Bank Certificate
                        (Section 3.7(d))
EXHIBIT J        List of Loans as to Which Excess Servicing Fees Are Paid
                        ("Excess Servicing Fee")
EXHIBIT K-1      Form of Mortgage Loan Purchase Agreement I (BSCMI)
EXHIBIT K-2      Form of Mortgage Loan Purchase Agreement II (Wells Fargo)
EXHIBIT K-3      Form of Mortgage Loan Purchase Agreement III (Principal)
EXHIBIT K-4      Form of Mortgage Loan Purchase Agreement IV (MSMC)
EXHIBIT K-5      Reserved
EXHIBIT L        Form of Inspection Report
EXHIBIT M        Form of Monthly Certificateholders Reports (Section 5.4(a))
EXHIBIT N        Form of CMSA Operating Statement Analysis Report
EXHIBIT O        Reserved
EXHIBIT P        Reserved
EXHIBIT Q        Reserved
EXHIBIT R        Reserved
EXHIBIT S-1      Form of Power of Attorney to Master Servicer (Section 8.3(c))
EXHIBIT S-2      Form of Power of Attorney to Special Servicer (Section 9.4(a)
EXHIBIT T        Form of Debt Service Coverage Ratio Procedures
EXHIBIT U        Form of Assignment and Assumption Submission to Special
                        Servicer (Section 8.7(a))
EXHIBIT V        Form of Additional Lien, Monetary Encumbrance and Mezzanine
                        Financing Submission Package to the Special Servicer
                        (Section 8.7(e))
EXHIBIT W        Restricted Servicer Reports
EXHIBIT X        Unrestricted Servicer Reports
EXHIBIT Y        Investor Certificate (Section 5.4(a))
EXHIBIT Z        Form of Notice and Certification Regarding Defeasance of
                        Mortgage Loans
EXHIBIT AA       Form of Wells Fargo primary servicing agreement
                        (Section 8.29(b))
EXHIBIT BB       Controlling Class Certificateholder's Reports Checklist
EXHIBIT CC       Form of Performance Certification (Section 8.26 (b))
EXHIBIT DD       Form of Notice with respect to Non-Serviced Mortgage Loans

SCHEDULE I       BSCMI Loan Schedule
SCHEDULE II      Wells Fargo Loan Schedule
SCHEDULE III     Principal Loan Schedule
SCHEDULE IV      MSMC Loan Schedule
SCHEDULE V       Reserved
SCHEDULE VI      List of Escrow Accounts Not Currently Eligible Accounts
                        (Section 8.3(e))
SCHEDULE VII     Certain Escrow Accounts for Which a Report Under Section 5.1(g)
                        is Required
SCHEDULE VIII    List of Mortgagors that are Third-Party Beneficiaries Under
                        Section 2.3(a)
SCHEDULE IX      Rates Used in Determination of Class X Pass-Through Rates
                        ("Class X-1 Strip Rate" and "Class X-2 Strip Rate")

                                     -viii-

SCHEDULE X       Mortgage Loans Secured by Mortgaged  Properties  Covered by an
                        Environmental  Insurance Policy
SCHEDULE XI      List of Mortgage Loans that have Scheduled Payments after the end of a Collection Period
SCHEDULE XII     Loans that Accrue on an Actual/360 basis, but whose Servicing
                        Fees Accrue on a 30/360 Basis
SCHEDULE XIII    Class A-AB Planned Principal Balance

                                      -ix-

     THIS POOLING AND SERVICING AGREEMENT is dated as of July 1, 2005 (this
"Agreement") between MORGAN STANLEY CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), ARCAP SERVICING, INC., as special servicer
(the "Special Servicer"), LASALLE BANK NATIONAL ASSOCIATION, as trustee of the
Trust (the "Trustee"), ABN AMRO BANK N.V., only in its capacity as a fiscal agent pursuant to Article IV hereof (the "Fiscal Agent"), and WELLS FARGO BANK,
NATIONAL ASSOCIATION, only in its capacity as paying agent (the "Paying Agent")
and certificate registrar.

                              PRELIMINARY STATEMENT

     On the Closing Date, the Depositor will acquire the Mortgage Loans from
Morgan Stanley Mortgage Capital Inc., as seller ("MSMC"), Principal Commercial
Funding, LLC, as seller ("Principal"), Bear Stearns Commercial Mortgage, Inc.,
as seller ("BSCMI") and Wells Fargo Bank, National Association, as seller
("Wells Fargo") and will be the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust which is hereby created. On the Closing Date, the Depositor will acquire (i) the REMIC I
Regular Interests and the Class R-I Certificates as consideration for its transfer to the Trust of the Mortgage Loans (other than any Excess Interest payable thereon) and the other property constituting REMIC I; (ii) the REMIC II
Regular Interests and the Class R-II Certificates as consideration for its transfer of the REMIC I Regular Interests to the Trust; (iii) the REMIC III
Certificates (other than the portion of the Class P Certificates representing the right to receive Excess Interest) as consideration for its transfer of the
REMIC II Regular Interests to the Trust; and (iv) the portion of the Class P
Certificates representing the right to receive Excess Interest as consideration for its transfer to the Trust of such right. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the foregoing and the issuance of (A) the REMIC I Regular Interests and the Class R-I Certificates
representing in the aggregate the entire beneficial ownership of REMIC I, (B)
the REMIC II Regular Interests and the Class R-II Certificates representing in the aggregate the entire beneficial ownership of REMIC II, and (C) the REMIC III
Certificates representing in the aggregate the entire beneficial ownership of
REMIC III and, in the case of the Class P Certificates, the Class P Grantor
Trust. Excess Interest received on the Mortgage Loans shall be held in the Class
P Grantor Trust for the benefit of the Class P Certificates. All covenants and agreements made by the Depositor and the Trustee herein with respect to the
Mortgage Loans and the other property constituting the Trust are for the benefit of the Holders of the REMIC I Regular Interests, the REMIC II Regular Interests,
the Residual Certificates and the REMIC Regular Certificates (including the
Class P Certificates to the extent of their interest in any Excess Interest).
The parties hereto are entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Class A Senior, Class A-J, Class B, Class C and Class D Certificates
will be offered for sale pursuant to the prospectus (the "Prospectus") dated
June 7, 2005, as supplemented by the preliminary prospectus supplement dated
July 8, 2005 (together with the Prospectus, the "Preliminary Prospectus
Supplement"), and as further supplemented by the final prospectus supplement dated July 19, 2005 (together with the Prospectus, the "Final Prospectus
Supplement"), and the Class X-1, Class X-2, Class E, Class F, Class G, Class H,
Class J, Class

K, Class L, Class M, Class N, Class O and Class P Certificates will be offered for sale pursuant to a Private Placement Memorandum dated July 19, 2005.

                                     REMIC I

     Each REMIC I Regular Interest (a "Corresponding REMIC I Regular Interest")
will relate to a specific Mortgage Loan. Each Corresponding REMIC I Regular
Interest will have a pass-through rate equal to the REMIC I Net Mortgage Rate of the related Mortgage Loan, an initial principal amount (the initial "Certificate
Balance") equal to the Scheduled Principal Balance as of the Cut-Off Date of the
Mortgage Loan to which the Corresponding REMIC I Regular Interest relates, and a
"latest possible maturity date" set to the Maturity Date of the Mortgage Loan to which the Corresponding REMIC I Regular Interest relates. The Class R-I
Certificate will be designated as the sole Class of residual interests in REMIC
I and will have no Certificate Balance and no Pass-Through Rate, but will be entitled to receive the proceeds of any assets remaining in REMIC I after all
Classes of REMIC I Regular Interests have been paid in full.

                                    REMIC II

     The REMIC II Regular Interests have the pass-through rates and Certificate
Balances set forth in the definition thereof. The Class R-II Certificates will be designated as the sole Class of residual interests in REMIC II and will have no Certificate Balance and no Pass-Through Rate, but will be entitled to receive the proceeds of any assets remaining in REMIC II after all Classes of REMIC II
Regular Interests have been paid in full.

                                      -2-

     The following table sets forth the Class or Component designation, the corresponding REMIC II Regular Interest (the "CORRESPONDING REMIC II REGULAR
INTEREST"), the Corresponding Components of the Class X-1 or Class X-2
Certificates and the initial Certificate Balance for each Class of Principal
Balance Certificates (the "CORRESPONDING CERTIFICATES").



                                                                                                    CORRESPONDING
                                                     CORRESPONDING          INITIAL REMIC II      COMPONENTS OF CLASS
     CORRESPONDING            INITIAL CLASS        REMIC II REGULAR         REGULAR INTEREST       X-1 OR CLASS X-2
      CERTIFICATES         CERTIFICATE BALANCE       INTERESTS (1)        CERTIFICATE BALANCE     CERTIFICATES (1)
      ------------         -------------------       -------------        -------------------     ----------------

Class A-1                      $75,400,000                A-1A                $9,140,000                A-1A
                                                          A-1B                $54,025,000                A-1B
                                                          A-1C                $12,235,000                A-1C
Class A-2                      $84,600,000                A-2A                $43,853,000                A-2A
                                                          A-2B                $40,747,000                A-2B
Class A-3                      $44,700,000                A-3A                $12,481,000                A-3A
                                                          A-3B                $32,219,000                A-3B
Class A-AB                     $84,100,000                A-AB                $84,100,000               A-AB
Class A-4A                    $642,754,000                A-4AA               $9,157,000                 A-4AA
                                                          A-4AB               $45,835,000                A-4AB
                                                          A-4AC               $74,396,000                A-4AC
                                                          A-4AD               $39,066,000                A-4AD
                                                          A-4AE              $474,300,000                A-4AE
Class A-4B                     $88,050,000                A-4B                $88,050,000               A-4B
Class A-J                      $87,526,000                A-JA                $3,443,000                A-JA
                                                          A-JB                $14,542,000               A-JB
                                                          A-JC                $69,541,000               A-JC
Class B                        $23,033,000                B-1                 $10,340,000                B-1
                                                          B-2                 $12,693,000                B-2
Class C                        $12,285,000                C-1                 $4,810,000                 C-1
                                                          C-2                 $7,475,000                 C-2
Class D                        $15,355,000                  D                 $15,355,000                 D
Class E                        $12,284,000                E-1                 $11,802,000                E-1
                                                          E-2                  $482,000                  E-2
Class F                        $9,214,000                   F                 $9,214,000                  F
Class G                        $9,213,000                 G-1                 $7,803,000                 G-1
                                                          G-2                 $1,410,000                 G-2
Class H                        $10,749,000                  H                 $10,749,000                 H
Class J                        $3,071,000                   J                 $3,071,000                  J
Class K                        $3,071,000                 K-1                  $597,000                  K-1
                                                          K-2                 $2,474,000                 K-2
Class L                        $6,142,000                   L                 $6,142,000                  L
Class M                        $1,536,000                   M                 $1,536,000                  M


                                      -3-



                                                                                                    CORRESPONDING
                                                     CORRESPONDING          INITIAL REMIC II      COMPONENTS OF CLASS
     CORRESPONDING            INITIAL CLASS        REMIC II REGULAR         REGULAR INTEREST       X-1 OR CLASS X-2
      CERTIFICATES         CERTIFICATE BALANCE       INTERESTS (1)        CERTIFICATE BALANCE     CERTIFICATES (1)
      ------------         -------------------       -------------        -------------------     ----------------

Class N                        $3,071,000                   N                 $3,071,000                  N
Class O                        $3,071,000                   O                 $3,071,000                  O
Class P                        $9,213,747                   P                 $9,213,747                  P


(1) The REMIC II Regular Interests and the Components of the Class X-1 and Class
X-2 Certificates that correspond to any particular Class of Principal Balance
Certificates also correspond to each other and, accordingly, constitute the
"CORRESPONDING REMIC II REGULAR INTEREST" and the "CORRESPONDING COMPONENTS,"
respectively, with respect to each other.

                       REMIC III AND CLASS P GRANTOR TRUST

     The following sets forth the Class designation, Pass-Through Rate, initial
Aggregate Certificate Balance (or initial Notional Amount) and Final Scheduled
Distribution Date for each Class of REMIC III Certificates comprising the interests in REMIC III created hereunder, and in the case of the Class P
Certificates, the beneficial ownership interest in the Class P Grantor Trust.



                                        Initial           Initial Aggregate           Final Scheduled
             REMIC III Interest       Pass-Through     Certificate Balance or            Distribution
              Designation               Rate(a)           Notional Amount                  Date(b)
              -----------               -------                    ------                  -------

           Class A-1                     4.478%             $75,400,000                   4/12/2010
           Class A-2                     4.725%             $84,600,000                   7/12/2010
           Class A-3                     4.827%             $44,700,000                   2/12/2012
           Class A-AB                    4.852%             $84,100,000                  10/12/2014
           Class A-4A                    4.890%             $642,754,000                  7/12/2015
           Class A-4B                    4.945%             $88,050,000                   7/12/2015
           Class A-J                     4.985%             $87,526,000                   8/12/2015
           Class X-1                     0.048%            $1,228,438,747                 7/12/2025
           Class X-2                     0.593%            $1,202,407,000                 7/12/2013
           Class B                       5.062%             $23,033,000                  12/12/2016
           Class C                       5.163%             $12,285,000                   2/12/2019
           Class D                       5.289%             $15,355,000                   3/12/2020
           Class E                       5.416%             $12,284,000                   4/12/2020
           Class F                       5.513%              $9,214,000                   6/12/2020
           Class G                       5.513%              $9,213,000                   6/12/2020
           Class H                       5.513%             $10,749,000                   7/12/2020
           Class J                       4.685%              $3,071,000                   7/12/2020
           Class K                       4.685%              $3,071,000                   7/12/2020
           Class L                       4.685%              $6,142,000                   7/12/2020


                                      -4-



           Class M                       4.685%              $1,536,000                   7/12/2020
           Class N                       4.685%              $3,071,000                   7/12/2020
           Class O                       4.685%              $3,071,000                   1/12/2021
           Class P(c)                    4.685%              $9,213,747                   7/12/2025
           Class R-III(d)                 N/A                   N/A                          N/A


(a)  On each Distribution Date after the initial Distribution Date, the
     Pass-Through Rate for each Class of Certificates (other than the Residual
     Certificates) will be determined as described herein under the definition of "Pass-Through Rate." The initial Pass-Through Rates shown above are approximate for the Class E, Class F, Class G, Class H and Class X
     Certificates.

(b)  The Final Scheduled Distribution Date for each Class of Certificates is the
     Distribution Date on which such Class is expected to be paid in full, assuming that timely payments (and no prepayments) will be made on the
     Mortgage Loans in accordance with their terms (except that each ARD Loan will be prepaid in full on its Anticipated Repayment Date).

(c)  The Class P Certificates represent ownership of a REMIC III Regular
     Interest (entitled to the principal and interest set forth above). In addition, the Class P Certificates will be entitled to Excess Interest
     (which will not be a part of any REMIC Pool). The parties intend that (i)
     the portion of the Trust representing the Excess Interest and the Excess
     Interest Sub-account shall be treated as a grantor trust under subpart E of
     Part 1 of subchapter J of Chapter 1 of Subtitle A of the Code and (ii) the
     Class P Certificates (other than the portion thereof consisting of a REMIC
     III Regular Interest) shall represent undivided beneficial interests in the portion of the Trust consisting of the entitlement to receive Excess
     Interest (the "Class P Grantor Trust").

(d)  The Class R-III Certificates will be entitled to receive the proceeds of any remaining assets in REMIC III after the principal amounts of all
     Classes of Certificates have been reduced to zero and any Realized Losses previously allocated thereto (and any interest thereon) have been reimbursed.

     As of the Cut-Off Date, the Mortgage Loans had an Aggregate Principal
Balance of $1,228,438,747.

     As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the first paragraph of Section 12.1(a) hereof (including the Mortgage Loans
(other than any Excess Interest payable with respect to such Mortgage Loans)) to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC I"). The REMIC I Regular Interests will be designated as the
"regular interests" in REMIC I and the Class R-I Certificates will be designated as the sole Class of "residual interests" in REMIC I for purposes of the REMIC
Provisions.

     As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the second paragraph of Section 12.1(a) hereof consisting of the REMIC I
Regular Interests to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC II"). The REMIC II Regular Interests will be designated as the "regular interests" in REMIC II and the Class R-II
Certificates will be designated as the sole Class of "residual interests" in
REMIC II for purposes of the REMIC Provisions.

     As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the third paragraph of Section 12.1(a) hereof consisting of the REMIC II
Regular Interests to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC III"). The REMIC III Regular Interests
(including, in the case of the Class P Certificates, the Class P REMIC Interest represented by the Class P Certificates) will be designated as the "regular interests" in REMIC III and the Class R-III Certificates (together with the
REMIC Regular Certificates, the "REMIC III Certificates") will be designated as the sole Class of "residual interests" in REMIC III for purposes of the REMIC
Provisions.

                                      -5-

                          EXCESS INTEREST GRANTOR TRUST

     As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will treat the right to any Excess Interest in respect of the ARD
Loans and the Excess Interest Sub-Account as a grantor trust under Subpart E of
Part I of Subchapter J of the Code.

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "A NOTE" means, with respect to any A/B Mortgage Loan, the mortgage note
(or notes) included in the Trust that is senior in right of payment to the related B Note to the extent set forth in the related Intercreditor Agreement.

     "A/B LOAN CUSTODIAL ACCOUNT" means each of the custodial sub-account(s) of the Certificate Account (but which are not included in the Trust) created and maintained by the Master Servicer pursuant to Section 5.1(c) on behalf of the holder of a related B Note. Any such sub-account(s) shall be maintained as a sub-account of an Eligible Account.

     "A/B MORTGAGE LOAN" means the Oak Tree Village Apartments A/B Mortgage
Loan, the Missouri City Shopping Center A/B Mortgage Loan and any Mortgage Loan
serviced under this Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the Trust.
References herein to an A/B Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

     "ACCOUNTANT" means a person engaged in the practice of accounting who is
Independent.

     "ACCRUED CERTIFICATE INTEREST" means with respect to each Distribution Date and any Class of Interests or Principal Balance Certificates, other than the
Residual Certificates, interest accrued during the Interest Accrual Period relating to such Distribution Date on the Aggregate Certificate Balance of such
Class or Interest as of the close of business on the immediately preceding
Distribution Date at the respective rates per annum set forth in the definition of the applicable Pass-Through Rate for each such Class. Accrued Certificate
Interest on the Class X-1 and Class X-2 Certificates for each Distribution Date will equal the aggregate Accrued Component Interest for the related Interest
Accrual Period for all of their respective Components for such Distribution
Date.

     "ACCRUED COMPONENT INTEREST" means, with respect to each Component of the
Class X-1 and Class X-2 Certificates for any Distribution Date, one month's interest at the Class X-1 Strip Rate or Class X-2 Strip Rate applicable to such
Component for such Distribution Date, accrued on the Component Notional Amount of such Component outstanding immediately prior to such Distribution Date.
Accrued Component Interest shall be calculated on a 30/360

                                      -6-

basis and, with respect to any Component and any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such
Distribution Date occurs.

     "ACQUISITION DATE" means the date upon which, under the Code (and in particular the REMIC Provisions and Section 856(e) of the Code), the Trust or a
REMIC Pool is deemed to have acquired a Mortgaged Property (or an interest therein, in the case of the Mortgaged Properties securing any A/B Mortgage Loan,
Non-Serviced Mortgage Loan, Non-Serviced Companion Mortgage Loan and Loan Pair).

     "ADDITIONAL REVIEW PERIOD" has the meaning set forth in Section 9.4(d).

     "ADDITIONAL TRUST EXPENSE" means any of the following items: (i) Special
Servicing Fees, Work-Out Fees and Liquidation Fees (to the extent not collected from the related Mortgagor); (ii) Advance Interest that cannot be paid in accordance with Section 4.6(c); (iii) amounts paid to indemnify the Master
Servicer, the Special Servicer, any applicable Non-Serviced Mortgage Loan Master
Servicer, any applicable Non-Serviced Mortgage Loan Special Servicer, the
Primary Servicer, the Trustee, the Paying Agent, the Fiscal Agent (or any other
Person) pursuant to the terms of this Agreement; (iv) to the extent not otherwise paid, any federal, state, or local taxes imposed on the Trust or its assets and paid from amounts on deposit in the Certificate Account or
Distribution Account; and (v) to the extent not otherwise included in the calculation of a Realized Loss and not covered by indemnification by one of the parties hereto or otherwise, any other unanticipated cost, liability, or expense
(or portion thereof) of the Trust (including costs of collecting such amounts or other Additional Trust Expenses) that the Trust has not recovered, and in the judgment of the Master Servicer (or Special Servicer) will not, recover from the related Mortgagor or Mortgaged Property or otherwise, including a Modification
Loss described in clause (ii) of the definition thereof; provided, however, that, in the case of an A/B Mortgage Loan, "Additional Trust Expense" shall not include any of the foregoing amounts that have been recovered from the related
Mortgagor or Mortgaged Property as a result of the subordination of the related
B Note in accordance with the terms of the related Intercreditor Agreement.
Notwithstanding anything to the contrary, "Additional Trust Expenses" shall not include allocable overhead of the Master Servicer, the Special Servicer, any
Non-Serviced Mortgage Loan Master Servicer, any Non-Serviced Mortgage Loan
Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or
the Fiscal Agent, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses.

     "ADMINISTRATIVE COST RATE" means, with respect to each Mortgage Loan, the sum of the Master Servicing Fee Rate, the Primary Servicing Fee Rate, the Excess
Servicing Fee Rate, the Trustee Fee Rate and in the case of any Non-Serviced
Mortgage Loan, the related Pari Passu Loan Servicing Fee Rate.

     "ADVANCE" means either a P&I Advance or a Servicing Advance.

     "ADVANCE INTEREST" means interest payable to the Master Servicer, the
Special Servicer, the Trustee or the Fiscal Agent on outstanding Advances (other than Unliquidated Advances) pursuant to Section 4.5 of this Agreement and any interest payable to any Non-Serviced Mortgage Loan Master Servicer, any
Non-Serviced Mortgage Loan Trustee or any

                                      -7-

Non-Serviced Mortgage Loan Fiscal Agent with respect to Pari Passu Loan
Nonrecoverable Advances pursuant to Section 4.4(b) hereof.

     "ADVANCE RATE" means a per annum rate equal to the Prime Rate as published in the "Money Rates" section of The Wall Street Journal from time to time or such other publication as determined by the Trustee in its reasonable discretion.

     "ADVANCE REPORT DATE" means the second Business Day prior to each
Distribution Date.

     "ADVERSE GRANTOR TRUST EVENT" means any action that, under the Code, if taken or not taken, as the case may be, would either (i) endanger the status of the Grantor Trust Pool as a grantor trust or (ii) result in the imposition of a tax upon the income of the Grantor Trust Pool or its respective assets or transactions.

     "ADVERSE REMIC EVENT" means any action that, under the REMIC Provisions, if taken or not taken, as the case may be, would either (i) endanger the status of any REMIC Pool as a REMIC or (ii) subject to Section 9.14(e), result in the imposition of a tax upon the income of any REMIC Pool or any of their respective assets or transactions, including (without limitation) the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth in Section 860G(d) of the Code.

     "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.
For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such
Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

     "AGGREGATE CERTIFICATE BALANCE" means the aggregate of the Certificate
Balances of the Principal Balance Certificates, the REMIC I Regular Interests,
the REMIC II Regular Interests or REMIC III Regular Interests, as the case may be, at any date of determination. With respect to a Class of Principal Balance
Certificates, REMIC I Regular Interests, REMIC II Regular Interests or REMIC III
Regular Interests, Aggregate Certificate Balance shall mean the aggregate of the
Certificate Balances of all Certificates or Interests, as the case may be, of that Class at any date of determination.

     "AGGREGATE PRINCIPAL BALANCE" means, at the time of any determination and as the context may require, the aggregate of the Scheduled Principal Balances for all Mortgage Loans.

     "AGREEMENT" means this Pooling and Servicing Agreement and all amendments and supplements hereto.

     "ANTICIPATED REPAYMENT DATE" means, with respect to each ARD Loan, the anticipated maturity date set forth in the related Mortgage Note.

     "APPRAISAL" means an appraisal by an Independent licensed MAI appraiser having at least five years experience in appraising property of the same type as, and in the same

                                      -8-

geographic area as, the Mortgaged Property being appraised, which appraisal complies with the Uniform Standards of Professional Appraisal Practices and
states the "market value" of the subject property as defined in 12 C.F.R. ss.
225.62.

     "APPRAISAL EVENT" means, with respect to any Mortgage Loan, A/B Mortgage
Loan or Loan Pair, not later than the earliest of (i) the date 120 days after the occurrence of any delinquency in payment with respect to such Mortgage Loan,
A/B Mortgage Loan or Loan Pair if such delinquency remains uncured, (ii) the date 30 days after receipt of notice that the related Mortgagor has filed a bankruptcy petition or the related Mortgagor has become the subject of involuntary bankruptcy proceedings or the related Mortgagor has consented to the filing of a bankruptcy proceeding against it or a receiver is appointed in respect of the related Mortgaged Property, provided such petition or appointment is still in effect, (iii) the date that is 30 days following the date the related Mortgaged Property becomes an REO Property and (iv) the effective date of any modification to a Money Term of a Mortgage Loan, A/B Mortgage Loan or
Loan Pair, other than an extension of the date that a Balloon Payment is due for a period of less than six months from the original due date of such Balloon
Payment.

     "APPRAISAL REDUCTION" means, with respect to any Required Appraisal Loan with respect to which an Appraisal or internal valuation is performed pursuant to Section 6.9, an amount equal to the excess of (A) the sum of (i) the
Scheduled Principal Balance of such Mortgage Loan, Loan Pair or A/B Mortgage
Loan (or, in the case of an REO Property, the related REO Mortgage Loan) less the principal amount of any guaranty or surety bond with a rating of at least
"BBB-" (or its equivalent) by a nationally recognized statistical rating organization and the undrawn principal amount of any letter of credit or debt service reserve, if applicable, that is then securing such Mortgage Loan or Loan
Pair, (ii) to the extent not previously advanced by the Master Servicer, the
Trustee or the Fiscal Agent, all accrued and unpaid interest on such Mortgage
Loan, Loan Pair or A/B Mortgage Loan at a per annum rate equal to the Mortgage
Rate, (iii) all unreimbursed Advances (including Unliquidated Advances) and interest on Advances (other than Unliquidated Advances) at the Advance Rate with respect to such Mortgage Loan, Loan Pair or A/B Mortgage Loan, and (iv) to the
extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the Master Servicer, the
Special Servicer, the Trustee or the Fiscal Agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow
Account (but were not deposited) in respect of such Mortgaged Property or REO
Property, as the case may be, over (B) 90% of the Appraised Value (net of any prior mortgage liens) of such Mortgaged Property or REO Property as determined by such Appraisal or internal valuation, as the case may be, plus the full amount of any escrows held by or on behalf of the Trustee as security for the
Mortgage Loan, Loan Pair or A/B Mortgage Loan (less the estimated amount of the obligations anticipated to be payable in the next twelve months to which such escrows relate). Each Appraisal or internal valuation for a Required Appraisal
Loan shall be updated annually for so long as an Appraisal Reduction exists. The
Appraisal Reduction for each Required Appraisal Loan will be recalculated annually based on subsequent Appraisals, internal valuations or updates. In addition, the Operating Adviser (including, without limitation, any request of a
B Note holder with respect to the related A/B Mortgage Loan (or Operating
Adviser on their behalf) if there shall have been a determination that such holder will no longer be the directing holder) may at any time request the
Special Servicer to obtain, at the Operating Adviser's expense, an updated
Appraisal, with a corresponding adjustment to the amount of the

                                      -9-

Appraisal Reduction. Any Appraisal Reduction for any Mortgage Loan, Loan Pair or
A/B Mortgage Loan shall be reduced to reflect any Realized Principal Losses on the Required Appraisal Loan, Loan Pair or A/B Mortgage Loan. Each Appraisal
Reduction will be reduced to zero as of the date the related Mortgage Loan, Loan
Pair or A/B Mortgage Loan is brought current under the then current terms of the
Mortgage Loan, Loan Pair or A/B Mortgage Loan for at least three consecutive months, and no Appraisal Reduction will exist as to any Mortgage Loan, Loan Pair or A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. Any Appraisal Reduction in respect of any Non-Serviced
Mortgage Loan shall be calculated in accordance with the related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement based upon the applicable allocation of the items set forth in clauses (A) and (B) above between the
Non-Serviced Mortgage Loans and the related Non-Serviced Companion Mortgage
Loans and all other related pari passu loans. Any Appraisal Reduction in respect of any Loan Pair shall be allocated, as between a Serviced Pari Passu Mortgage
Loan and the related Serviced Companion Mortgage Loan, pro rata according to their respective Principal Balances. Any Appraisal Reduction with respect to an
A/B Mortgage Loan shall be allocated first to the related B Note, up to the
Principal Balance thereof, and any excess shall be allocated to the related A
Note.

     "APPRAISED VALUE" means, (i) with respect to any Mortgaged Property (other than the Mortgaged Property relating to a Non-Serviced Mortgage Loan), the appraised value thereof determined by an Appraisal of the Mortgaged Property securing such Mortgage Loan made by an Independent appraiser selected by the
Master Servicer or the Special Servicer, as applicable or, in the case of an internal valuation performed by the Special Servicer pursuant to Section 6.9, the value of the Mortgaged Property determined by such internal valuation and
(ii) with respect to the Mortgaged Property relating to a Non-Serviced Mortgage
Loan, the portion of the appraised value allocable thereto.

     "ARD LOAN" means any Mortgage Loan designated as such on the Mortgage Loan
Schedule.

     "ASSIGNMENT OF LEASES" means, with respect to any Mortgage Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Mortgage Loan.

     "ASSIGNMENT OF MORTGAGE" means an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

     "ASSUMED SCHEDULED PAYMENT" means: (i) with respect to any Balloon Mortgage
Loan or any B Note as to which advancing is required hereunder for its Maturity
Date (provided that such Mortgage Loan or B Note has not been paid in full, and no Final Recovery Determination or other sale or liquidation has occurred in respect thereof, on or before the end of

                                      -10-

the Collection Period in which such Maturity Date occurs) and for any subsequent
Due Date therefor as of which such Mortgage Loan or such B Note remains outstanding and part of the Trust, if no Scheduled Payment (other than the related delinquent Balloon Payment) is due for such Due Date, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of such Mortgage Loan or such B Note on such Due Date, if it had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule in effect immediately prior to, and without regard to the occurrence of, its most recent Maturity Date
(as such may have been extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan or such B Note granted or agreed to by the
Master Servicer or the Special Servicer pursuant to the terms hereof), and (ii)
with respect to any REO Mortgage Loan for any Due Date therefor as of which the related REO Property remains part of the Trust, the scheduled monthly payment of principal and interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment (or, in the case of a Balloon Mortgage Loan or B
Note described in the preceding clause of this definition, the Assumed Scheduled
Payment) that was due in respect of the related Mortgage Loan or the related B
Note on the last Due Date prior to its becoming an REO Mortgage Loan. The amount of the Assumed Scheduled Payment for any A Note or B Note shall be calculated solely by reference to the terms of such A Note or B Note, as applicable (as modified in connection with any bankruptcy or similar proceeding involving the related Mortgagor or pursuant to a modification, waiver or amendment of such
Mortgage Loan granted or agreed to by the Master Servicer or the Special
Servicer pursuant to the terms hereof) and without regard to the remittance provisions of the related Intercreditor Agreement.

     "AUTHENTICATING AGENT" means any authenticating agent serving in such capacity pursuant to Section 7.10.

     "AUTHORIZED OFFICER" means any Person that may execute an Officer's
Certificate on behalf of the Depositor.

     "AVAILABLE ADVANCE REIMBURSEMENT AMOUNT" has the meaning set forth in
Section 4.6(a).

     "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any Distribution
Date, an amount equal to the aggregate of (a) all amounts on deposit in the
Distribution Account as of the commencement of business on such Distribution
Date that represent payments and other collections on or in respect of the
Mortgage Loans and any REO Properties that were received by the Master Servicer or the Special Servicer through the end of the related Collection Period exclusive of (i) any such amounts that were deposited in the Distribution
Account in error, (ii) amounts that are payable or reimbursable to any Person other than the Certificateholders (including amounts payable to the Master
Servicer in respect of unpaid Master Servicing Fees, the Primary Servicer in respect of unpaid Primary Servicing Fees, the Special Servicer in respect of unpaid Special Servicer Compensation, the Trustee in respect of unpaid Trustee
Fees, the Paying Agent in respect of unpaid Paying Agent Fees or to the parties entitled thereto in respect of the unpaid Excess Servicing Fees), (iii) amounts that constitute Prepayment Premiums, (iv) if such Distribution Date occurs during January, other than in a leap year, or February of any year, the Interest
Reserve Amounts with respect to Interest Reserve Loans deposited in the Interest
Reserve Account, (v) in the case of each REO Property related to an A/B Mortgage
Loan or

                                      -11-

Loan Pair, all amounts received with respect to such A/B Mortgage Loan or Loan
Pair that are required to be paid to the holder of the related B Note or
Serviced Companion Mortgage Loan, as applicable, pursuant to the terms of the related B Note or Serviced Companion Mortgage Loan, as applicable, and the related Intercreditor Agreement or Loan Pair Intercreditor Agreement (which amounts will be deposited into the related A/B Loan Custodial Account or
Serviced Companion Mortgage Loan Custodial Account, as applicable, pursuant to
Section 5.1(c) and withdrawn from such accounts pursuant to Section 5.2(a)) and
(vi) Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period and (b) if and to the extent not already among the amounts described in clause (a), (i) the aggregate amount of any P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent for such
Distribution Date pursuant to Section 4.1 and/or Section 4.3, (ii) the aggregate amount of any Compensating Interest payments made by the Master Servicer for such Distribution Date pursuant to the terms hereof, and (iii) if such
Distribution Date occurs in March of any year, commencing March 2006, the aggregate of the Interest Reserve Amounts then held on deposit in the Interest
Reserve Account in respect of each Interest Reserve Loan.

     "B NOTE" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the Trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related
Intercreditor Agreement.

     "BALLOON MORTGAGE LOAN" means a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note that provides for Scheduled Payments based on an amortization schedule that is significantly longer than its term to maturity and that is expected to have a remaining principal balance equal to or greater than
5% of its original principal balance as of its stated maturity date, unless prepaid prior thereto.

     "BALLOON PAYMENT" means, with respect to any Balloon Mortgage Loan, the
Scheduled Payment payable on the Maturity Date of such Mortgage Loan.

     "BANKRUPTCY LOSS" means a loss arising from a proceeding under the United
States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of, or Mortgaged Property under, a Mortgage Loan, including, without limitation, any Deficient Valuation Amount or losses, if any, resulting from any Debt Service Reduction Amount for the month in which the related Remittance Date occurs.

     "BASE INTEREST FRACTION" means, with respect to any Principal Prepayment of any Mortgage Loan that provides for payment of a Prepayment Premium, and with respect to any Class of Certificates, a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the Pass-Through Rate on that Class of Certificates and (ii) the Discount Rate used in calculating the
Prepayment Premium with respect to the Principal Prepayment (or the current
Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the Mortgage Rate on the related Mortgage Loan and (ii)
the Discount Rate used in calculating the Prepayment Premium with respect to that Principal Prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base
Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the Mortgage Rate on the related Mortgage Loan, then the Base
Interest Fraction will equal zero.

                                      -12-

     "BENEFIT PLAN OPINION" means an Opinion of Counsel satisfactory to the
Paying Agent and the Master Servicer to the effect that any proposed transfer will not (i) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Paying Agent, the Certificate Registrar or the Fiscal Agent.

     "BOOK-ENTRY CERTIFICATES" means certificates evidencing a beneficial interest in a Class of Certificates, ownership and transfer of which shall be made through book entries as described in Section 3.7; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the
Certificate Owners, such certificates shall no longer be "Book-Entry
Certificates."

     "BSCMI" has the meaning set forth in the Preliminary Statement hereto.

     "BSCMI LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to the Mortgage Loan Purchase Agreement I and shown on
Schedule I hereto.

     "BSCMSI 2005-PWR8 CERTIFICATE ADMINISTRATOR, TAX ADMINISTRATOR AND
CERTIFICATE REGISTRAR" means the "certificate administrator, tax administrator and certificate registrar" under the BSCMSI 2005-PWR8 Pooling and Servicing
Agreement, which as of the date hereof is Wells Fargo Bank, National
Association.

     "BSCMSI 2005-PWR8 DEPOSITOR" means the "depositor" under the BSCMSI
2005-PWR8 Pooling and Servicing Agreement, which as of the date hereof is Bear
Stearns Commercial Mortgage Securities Inc.

     "BSCMSI 2005-PWR8 FISCAL AGENT" means the "fiscal agent" under the BSCMSI
2005-PWR8 Pooling and Servicing Agreement, which as of the date hereof is ABN
AMRO Bank N.V.

     "BSCMSI 2005-PWR8 MASTER SERVICER" means the "master servicer" under the
BSCMSI 2005-PWR8 Pooling and Servicing Agreement, which as of the date hereof is
Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association, as
applicable.

     "BSCMSI 2005-PWR8 POOLING AND SERVICING AGREEMENT" means the pooling and servicing agreement dated as of June 1, 2005 by and between the BSCMSI 2005-PWR8
Depositor, the BSCMSI 2005-PWR8 Master Servicer, the BSCMSI 2005-PWR8 Special
Servicer, the BSCMSI 2005-PWR8 Trustee, the BSCMSI 2005-PWR8 Certificate
Administrator, Tax Administrator and Certificate Registrar and the BSCMSI
2005-PWR8 Fiscal Agent, pursuant to which the BSCMSI 2005-PWR8 Trust issued its
Series 2005-PWR8 Mortgage Pass-Through Certificates.

     "BSCMSI 2005-PWR8 SPECIAL SERVICER" means the "special servicer" under the
BSCMSI 2005-PWR8 Pooling and Servicing Agreement, which as of the date hereof is
ARCap Servicing, Inc. and Prudential Asset Resources, Inc., as applicable.

     "BSCMSI 2005-PWR8 TRUST" means the trust established pursuant to the BSCMSI
2005-PWR8 Pooling and Servicing Agreement.

                                      -13-

     "BSCMSI 2005-PWR8 TRUSTEE" means the "trustee" under the BSCMSI 2005-PWR8
Pooling and Servicing Agreement, which as of the date hereof is LaSalle Bank
National Association.

     "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in New York, New York, Chicago, Illinois, Des Moines, Iowa (but
only with respect to matters related to the performance of obligations of
Principal Global Investors, LLC as Primary Servicer under the Primary Servicing
Agreement), San Francisco, California or the principal cities in which the
Special Servicer, the Trustee, the Paying Agent or the Master Servicer conducts servicing or trust operations, or (iii) a day on which banking institutions or savings associations in Minneapolis, Minnesota, Columbia, Maryland, New York,
New York, Chicago, Illinois or San Francisco, California are authorized or obligated by law or executive order to be closed.

     "CASH LIQUIDATION" means, as to any Defaulted Mortgage Loan other than a
Mortgage Loan with respect to which the related Mortgaged Property became REO
Property, the sale of such Defaulted Mortgage Loan. The Master Servicer shall maintain records in accordance with the Servicing Standard (and, in the case of
Specially Serviced Mortgage Loans, based on the written reports with respect to such Cash Liquidation delivered by the Special Servicer to the Master Servicer), of each Cash Liquidation.

     "CATEGORY 1 REQUEST" means a "Category 1 Request" and a "Deemed Category 1
Request" as such terms are defined in the Primary Servicing Agreement.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.).

     "CERTIFICATE ACCOUNT" means one or more separate accounts established and maintained by the Master Servicer (or any Sub-Servicer or Primary Servicer on
behalf of the Master Servicer) pursuant to Section 5.1(a), each of which shall be an Eligible Account.

     "CERTIFICATE BALANCE" means, with respect to any Certificate (other than the Class X Certificates and the Residual Certificates) or Interest as of any
Distribution Date, the maximum specified dollar amount of principal to which the
Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (in the case of a Certificate), or as ascribed thereto in the Preliminary Statement hereto
(in the case of an Interest), minus (A)(i) the amount of all principal distributions previously made with respect to such Certificate pursuant to
Section 6.5(a) or deemed to have been made with respect to such Interest pursuant to Section 6.2(a) or Section 6.3(a), as the case may be, and (ii) all
Realized Losses allocated or deemed to have been allocated to such Interest or
Certificate in reduction of Certificate Balance pursuant to Section 6.6, plus
(B) an amount equal to the amounts identified in clause (I)(C) of the definition of Principal Distribution Amount with respect to such Distribution Date, such increases to be allocated to the Principal Balance Certificates or Interests in
sequential order (i.e. to the most senior Class first), in each case up to the amount of Realized Losses previously allocated thereto and not otherwise reimbursed hereunder.

                                      -14-

     "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the
Person who is the beneficial owner of such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     "CERTIFICATE REGISTER" has the meaning set forth in Section 3.2.

     "CERTIFICATE REGISTRAR" means the registrar appointed pursuant to Section
3.2 and initially shall be the Paying Agent.

     "CERTIFICATEHOLDERS" has the meaning set forth in the definition of
"Holder."

     "CERTIFICATES" means, collectively, the REMIC III Certificates, the Class
R-I Certificates and the Class R-II Certificates.

     "CERTIFICATION PARTIES" has the meaning set forth in Section 8.26(b).

     "CERTIFYING PERSON" has the meaning set forth in Section 8.26(b).

     "CIRCLE K PORTFOLIO POD 2 MORTGAGE LOAN" means the Mortgage Loan designated as Mortgage Loan Nos. 182-190 on the Mortgage Loan Schedule.

     "CIRCLE K PORTFOLIO POD 6 MORTGAGE LOAN" means the Mortgage Loan designated as Mortgage Loan Nos. 192-201 on the Mortgage Loan Schedule.

     "CIRCLE K PORTFOLIO POD MORTGAGE LOANS" means the Circle K Portfolio Pod 2
Mortgage Loan and the Circle K Portfolio Pod 6 Mortgage Loan.

     "CLASS" means, with respect to the REMIC I Interests, REMIC II Interests or
REMIC III Certificates, any Class of such Certificates or Interests.

     "CLASS A-1 CERTIFICATES," "CLASS A-2 CERTIFICATES," "CLASS A-3
CERTIFICATES," "CLASS A-AB CERTIFICATES," "CLASS A-4A CERTIFICATES," "CLASS A-4B
CERTIFICATES," "CLASS A-J CERTIFICATES," "CLASS X-1 CERTIFICATES," "CLASS X-2
CERTIFICATES," "CLASS B CERTIFICATES," "CLASS C CERTIFICATES," "CLASS D
CERTIFICATES," "CLASS E CERTIFICATES," "CLASS F CERTIFICATES," "CLASS G
CERTIFICATES," "CLASS H CERTIFICATES," "CLASS J CERTIFICATES," "CLASS K
CERTIFICATES," "CLASS L CERTIFICATES," "CLASS M CERTIFICATES," "CLASS N
CERTIFICATES," "CLASS O CERTIFICATES," "CLASS P CERTIFICATES," "CLASS R-I
CERTIFICATES," "CLASS R-II CERTIFICATES" or "CLASS R-III CERTIFICATES," mean the
Certificates designated as "Class A-1," "Class A-2," "Class A-3," "Class A-AB,"
"Class A-4A," "Class A-4B," "Class A-J," "Class X-1," "Class X-2," "Class B,"
"Class C," "Class D," "Class E," "Class F," "Class G," "Class H," "Class J,"
"Class K," "Class L," "Class M," "Class N," "Class O," "Class P," "Class R-I,"
"Class R-II" and "Class R-III" respectively, on the face thereof, in substantially the form attached hereto as Exhibits.

     "CLASS A-4 CERTIFICATES" means the Class A-4A Certificates and the Class
A-4B Certificates, collectively.

                                      -15-

     "CLASS A SENIOR CERTIFICATES" means the Class A-1 Certificates, the Class
A-2 Certificates, the Class A-3 Certificates, the Class A-AB Certificates and
the Class A-4 Certificates, collectively.

     "CLASS A-1A COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-1 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-1A.

     "CLASS A-1B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-1 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-1B.

     "CLASS A-1C COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-1 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-1C.

     "CLASS A-2A COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-2 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-2A.

     "CLASS A-2B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-2 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-2B.

     "CLASS A-3A COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-3 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-3A.

     "CLASS A-3B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-3 Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-3B.

     "CLASS A-AB COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-AB Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-AB.

     "CLASS A-4AA COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4A Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4AA.

     "CLASS A-4AB COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4A Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4AB.

     "CLASS A-4AC COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4A Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4AC.

                                      -16-

     "CLASS A-4AD COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4A Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4AD.

     "CLASS A-4AE COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4A Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4AE.

     "CLASS A-4B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4B Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-4B.

     "CLASS A-JA COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-J Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-JA.

     "CLASS A-JB COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-J Certificates, which component represents a Component Notional Amount equal to the Certificate Balance of the
REMIC II Regular Interest A-JB.

     "CLASS A-JC COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-J Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest A-JC.

     "CLASS B-1 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class B Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest B-1.

     "CLASS B-2 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class B Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest B-2.

     "CLASS C-1 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class C Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest C-1.

     "CLASS C-2 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class C Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest C-2.

     "CLASS D COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class D Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest D.

     "CLASS E-1 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class E Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest E-1.

                                      -17-

     "CLASS E-2 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class E Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest E-2.

     "CLASS F COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class F Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest F.

     "CLASS G-1 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class G Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest G-1.

     "CLASS G-2 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class G Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest G-2.

     "CLASS H COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class H Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest H.

     "CLASS J COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class J Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest J.

     "CLASS K-1 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class K Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest K-1.

     "CLASS K-2 COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class K Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest K-2.

     "CLASS L COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class L Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest L.

     "CLASS M COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class M Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest M.

     "CLASS N COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class N Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest N.

     "CLASS O COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class O Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest O.

                                      -18-

     "CLASS P COMPONENT" means a component of the beneficial interest in REMIC
III evidenced by the Class P Certificates, which component represents a
Component Notional Amount equal to the Certificate Balance of the REMIC II
Regular Interest P.

     "CLASS P GRANTOR TRUST" means that portion of the Trust consisting of the
Class P Grantor Trust Interest.

     "CLASS P GRANTOR TRUST INTEREST" means that portion of the rights represented by the Class P Certificates that evidences beneficial ownership of the Excess Interest and the Excess Interest Sub-account, as described in Section
12.5(a) hereof.

     "CLASS P REMIC INTEREST" means that portion of the rights represented by the Class P Certificates that evidences a regular interest in REMIC III, which rights consist of the rights to the distributions described in Section 6.5 hereof and all other rights of the Holders of the Class P Certificates other than those comprising the Class P Grantor Trust.

     "CLASS X CERTIFICATES" means the Class X-1 Certificates and the Class X-2
Certificates.

     "CLASS X-1 NOTIONAL AMOUNT" means, with respect to the Class X-1
Certificates and any date of determination, the aggregate of the outstanding
Certificate Balances of the Principal Balance Certificates.

     "CLASS X-1 STRIP RATE" means, with respect to any Class of Components
(other than Components that are also Class X-2 Components) for any Distribution
Date, a rate per annum equal to (i) the Weighted Average REMIC I Net Mortgage
Rate for such Distribution Date, minus (ii) the Pass-Through Rate for the
Corresponding Certificates. In the case of any Class of Components that are also
Class X-2 Components, (i) for any Distribution Date occurring on or before the related Class X-2 Component Crossover Date, a rate per annum equal to, (x) the
Weighted Average REMIC I Net Mortgage Rate for such Distribution Date, minus (y)
the greater of (1) the rate per annum corresponding to such Distribution Date as set forth in Schedule IX attached hereto and (2) the Pass Through Rate for the
Class of Corresponding Certificates, and (ii) for any Distribution Date
occurring after the related Class X-2 Component Crossover Date, a rate per annum equal to (x) the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date, minus (y) the Pass-Through Rate for the Corresponding
Certificates (provided that in no event shall any Class X-1 Strip Rate be less than zero).

     "CLASS X-2 COMPONENT CROSSOVER DATE" (i) with respect to the Class A-1B
Component, Class K-1 Component and Class L Component, the Distribution Date
occurring in July 2006; (ii) with respect to the Class A-1C Component, Class
A-2A Component, Class G-1 Component, Class H Component, Class J Component and
Class K-2 Component, the Distribution Date occurring in July 2007; (iii) with respect to the Class A-2B Component, Class A-3A Component, Class E-1 Component,
Class F Component and Class G-2 Component, the Distribution Date occurring in
July 2008; (iv) with respect to the Class A-3B Component, Class A-AB Component,
Class A-4AA Component, Class C-1 Component, Class D Component and Class E-2
Component, the Distribution Date occurring in July 2009; (v) with respect to the
Class A-4AB Component and Class C-2 Component, the Distribution Date occurring in July 2010; (vi) with respect to the Class A-4C Component, Class JA Component and Class B-2 Component, the

                                      -19-

Distribution Date occurring in July 2011; (viii) with respect to the Class A-4D
Component and Class A-JB Component, the Distribution Date occurring in July
2012; and (viii) with respect to the Class A-4E Component, Class A-4B Component and Class A-JC Component, the Distribution Date occurring in July 2013.

     "CLASS X-2 COMPONENTS" means each of the Class A-1B Component, Class A-1C
Component, Class A-2A Component, Class A-2B Component, Class A-3A Component,
Class A-3B Component, Class A-AB Component, Class A-4AA Component, Class A-4AB
Component, Class A-4AC Component, Class A-4AD Component, Class A-4AE Component,
Class A-4B Component, Class A-JA Component, Class A-JB Component, Class A-JC
Component, Class B-1 Component, Class B-2 Component, Class C-1 Component, Class
C-2 Component, Class D Component, Class E-1 Component, Class E-2 Component,
Class F Component, Class G-1 Component, Class G-2 Component, Class H Component,
Class J Component, Class K-1 Component, Class K-2 Component and Class L
Component, in each case, only as of any date of determination on or prior to its respective Class X-2 Component Crossover Date.

     "CLASS X-2 NOTIONAL AMOUNT" means as of any date of determination, the sum of the then Component Notional Amounts of the Class X-2 Components that have not passed their respective Class X-2 Component Crossover Dates.

     "CLASS X-2 STRIP RATE" means, with respect to each of the Class X-2
Components for any Distribution Date, a rate per annum equal to (i) for any
Distribution Date occurring on or before the related Class X-2 Component
Crossover Date, the excess, if any, of (x) the lesser of (i) the rate per annum corresponding to such Distribution Date as set forth in Schedule IX attached hereto and (ii) the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date over (y) the Pass Through Rate for the Class of Corresponding
Certificates (provided that, in no event shall any Class X-2 Strip Rate be less than zero), and (ii) for any Distribution Date occurring after the related Class
X-2 Component Crossover Date, 0% per annum.

     "CLEARING AGENCY" means an organization registered as a "clearing agency"
pursuant to Section 17A of the 1934 Act, which initially shall be the
Depository.

     "CLEARSTREAM BANK" means Clearstream Bank, societe anonyme.

     "CLOSING DATE" means July 28, 2005.

     "CMSA" means the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees, certificateholders, issuers, the placement agent and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and whose principal purpose is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other

                                      -20-

association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the Master Servicer and reasonably acceptable to the Trustee, the Paying
Agent, the Special Servicer, the Primary Servicer and the majority certificateholder of the Controlling Class.

     "CMSA ADVANCE RECOVERY REPORT" means a report substantially in the form of, and containing the information called for in, the downloadable form of the
"Advance Recovery Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be approved by the CMSA for commercial mortgage securities transactions generally.

     "CMSA OPERATING STATEMENT ANALYSIS REPORT" means a report which is one element of the CMSA Methodology for Analyzing and Reporting Property Income
Statements and which is substantially in the form of Exhibit N.

     "CMSA REPORTS" means the Restricted Servicer Reports and the Unrestricted
Servicer Reports, collectively.

     "CODE" means the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder, to the extent that, by reason of their proposed effective date, such proposed regulations would apply to the Trust.

     "COLLECTION PERIOD" means, with respect to any Distribution Date, the period beginning on the day after the Determination Date in the month preceding the month of such Distribution Date (or in the case of the first Distribution
Date, the Cut-Off Date) and ending on the Determination Date in the month in which the Distribution Date occurs.

     "COMMISSION" has the meaning set forth in Section 8.26(a).

     "COMPENSATING INTEREST" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the Mortgage Loans other than the Specially
Serviced Mortgage Loans resulting from (x) voluntary Principal Prepayments on such Mortgage Loans (but not including any B Note, Non-Serviced Companion
Mortgage Loan or Serviced Companion Mortgage Loan) or (y) to the extent that the
Master Servicer did not apply the proceeds thereof in accordance with the terms of the related Mortgage Loan documents, involuntary Principal Prepayments during the related Collection Period over (ii) the aggregate of Prepayment Interest
Excesses resulting from Principal Prepayments on the Mortgage Loans (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced Companion
Mortgage Loan) during the same Collection Period and (B) the aggregate of the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the Mortgage Loans (including REO Mortgage Loans but not including any B Note,
Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan), plus any investment income earned on the amount prepaid prior to such Distribution
Date.

     "COMPONENT" means any of the Class A-1A Component, the Class A-1B
Component, the Class A-1C Component, the Class A-2A Component, the Class A-2B

                                      -21-

Component, the Class A-3A Component, the Class A-3B Component, the Class A-AB
Component, the Class A-4AA Component, the Class A-4AB Component, the Class A-4AC
Component, the Class A-4AD Component, the Class A-4AE Component, the Class A-4B
Component, the Class A-JA Component, the Class A-JB Component, the Class A-JC
Component, the Class B-1 Component, the Class B-2 Component, the Class C-1
Component, the Class C-2 Component, the Class D Component, the Class E-1
Component, the Class E-2 Component, the Class F Component, the Class G-1
Component, the Class G-2 Component, the Class H Component, the Class J
Component, the Class K-1 Component, the Class K-2 Component, the Class L
Component, the Class M Component, the Class N Component, the Class O Component
and the Class P Component.

     "COMPONENT NOTIONAL AMOUNT" means with respect to each Component and any date of determination, an amount equal to the then Certificate Balance of its
Corresponding REMIC II Regular Interest.

     "CONDEMNATION PROCEEDS" means any awards resulting from the full or partial condemnation or any eminent domain proceeding or any conveyance in lieu or in anticipation thereof with respect to a Mortgaged Property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such Mortgaged Property or released to the related Mortgagor in accordance with the terms of the Mortgage Loan and (if applicable) its related B
Note or Serviced Companion Mortgage Loan. With respect to the Mortgaged Property securing any Non-Serviced Mortgage Loan or Non-Serviced Companion Mortgage Loan,
only the portion of such amounts payable to the holder of the related
Non-Serviced Mortgage Loan shall be included in Condemnation Proceeds, and with respect to the Mortgaged Property securing any Loan Pair or A/B Mortgage Loan, only the portion of such amounts payable to the holder of the related Serviced
Pari Passu Mortgage or A Note, as applicable, shall be included in Condemnation
Proceeds.

     "CONTROLLING CLASS" means the most subordinate Class of REMIC Regular
Certificates outstanding at any time of determination; provided, that, if the aggregate Certificate Balance of such Class is less than 25% of the initial
Certificate Balance of such Class as of the Closing Date, the Controlling Class shall be the next most subordinate Class of REMIC Regular Certificates outstanding. As of the Closing Date, the Controlling Class will be the Class P
Certificates.

     "CONTROLLING PERSON" means, with respect to any Person, any other Person who "controls" such Person within the meaning of the 1933 Act.

     "CORPORATE TRUST OFFICE" means, with respect to the presentment and surrender of Certificates for the final distribution thereon or the presentment and surrender of Certificates for any other purpose, the principal corporate trust office of the Certificate Registrar. The principal corporate trust office of the Trustee is presently located at 135 South LaSalle Street, Suite 1625,
Chicago, IL 60603, Attention: Global Securities and Trust Services Group--
Morgan Stanley Capital I Inc. Series 2005-TOP19 and the office of the
Certificate Registrar is presently located for certificate transfer purposes at
Wells Fargo Center, Sixth and Marquette Avenue, MAC #N9303-121, Minneapolis,
Minnesota 55479-0113, Attention: Corporate Trust Services (CMBS) -- Morgan
Stanley Capital I Inc. Series 2005-TOP19, and for all other

                                      -22-

purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
Corporate Trust Services (CMBS)-- Morgan Stanley Capital I Inc. Series
2005-TOP19, or at such other address as the Trustee or Certificate Registrar may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Paying Agent and the Special Servicer.

     "CORRESPONDING CERTIFICATE" means the Class of Certificates as set forth in the Preliminary Statement with respect to any Corresponding Component or any
Corresponding REMIC II Regular Interest.

     "CORRESPONDING COMPONENT" means the Component as set forth in the
Preliminary Statement with respect to any Corresponding Certificate or any
Corresponding REMIC II Regular Interest.

     "CORRESPONDING REMIC I REGULAR INTEREST" means with respect to each
Mortgage Loan, the REMIC I Regular Interest having an initial Certificate
Balance equal to the Principal Balance of such Mortgage Loan outstanding as of the Cut-Off Date, after taking into account all principal and interest payments made or due prior to the Cut-Off Date.

     "CORRESPONDING REMIC II REGULAR INTEREST" means the REMIC II Regular
Interest as defined in the Preliminary Statement with respect to any Class of
Corresponding Certificates or any Corresponding Component.

     "CROSSED MORTGAGE LOAN" has the meaning set forth in Section 2.3(a).

     "CUSTODIAN" means the Trustee or any Person who is appointed by the Trustee at any time as custodian pursuant to Section 7.9 and who is unaffiliated with the Depositor and each Seller and satisfies the eligibility requirements of the
Trustee as set forth in Section 7.5.

     "CUSTOMER" means a broker, dealer, bank, other financial institution or other Person for whom the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CUT-OFF DATE" means the end of business on July 1, 2005, or with respect to any Mortgage Loan that was originated in July 2005 that has its first
Scheduled Payment in September 2005, the date of origination. The Cut-Off Date for any Mortgage Loan that has a Due Date on a date other than the first day of each month shall be the end of business on July 1, 2005, and Scheduled Payments due in July 2005 with respect to Mortgage Loans not having Due Dates on the first of each month have been deemed received on July 1, 2005, not the actual day on which such Scheduled Payments were due.

     "DEBT SERVICE COVERAGE RATIO" means, with respect to any Mortgage Loan, as of any date of determination and for any period, the amount calculated for such date of determination in accordance with the procedures set forth in Exhibit T.

     "DEBT SERVICE REDUCTION AMOUNT" means, with respect to a Due Date and the related Determination Date, the amount of the reduction of the Scheduled Payment which a Mortgagor is obligated to pay on such Due Date with respect to a
Mortgage Loan, a Serviced Companion Mortgage Loan or a B Note as a result of any proceeding under bankruptcy law or

                                      -23-

any similar proceeding (other than a Deficient Valuation Amount); provided, however, that in the case of an amount that is deferred, but not forgiven, such reduction shall include only the net present value (calculated at the related
Mortgage Rate) of the reduction.

     "DEFAULTED MORTGAGE LOAN" means a Mortgage Loan or Serviced Companion
Mortgage Loan that is in default under the terms of the applicable Mortgage Loan documentation and for which any applicable grace period has expired.

     "DEFEASANCE COLLATERAL" means, with respect to any Defeasance Loan, the
United States Treasury obligations required to be pledged in lieu of prepayment pursuant to the terms thereof.

     "DEFEASANCE LOAN" means any Mortgage Loan, Serviced Companion Mortgage Loan or B Note which requires or permits the related Mortgagor (or permits the holder of such Mortgage Loan, Serviced Companion Mortgage Loan or B Note to require the related Mortgagor) to pledge Defeasance Collateral to such holder in lieu of prepayment.

     "DEFECTIVE MORTGAGE LOAN" has the meaning set forth in Section 2.3(a).

     "DEFICIENT VALUATION" means, with respect to any Mortgage Loan (other than an A Note or a Serviced Pari Passu Mortgage Loan), any A/B Mortgage Loan or any
Loan Pair, a valuation by a court of competent jurisdiction of the Mortgaged
Property (or, with respect to a Non-Serviced Mortgage Loan or a Serviced Pari
Passu Mortgage Loan, the pro rata portion of the valuation allocable to such
Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as applicable)
relating to such Mortgage Loan, A/B Mortgage Loan or Loan Pair in an amount less than the then outstanding indebtedness under such Mortgage Loan, A/B Mortgage
Loan or Loan Pair, which valuation results from a proceeding initiated under the
United States Bankruptcy Code, as amended from time to time, and that reduces the amount the Mortgagor is required to pay under such Mortgage Loan, A/B
Mortgage Loan or Loan Pair.

     "DEFICIENT VALUATION AMOUNT" means (i) with respect to each Mortgage Loan
(other than an A Note or a Serviced Pari Passu Mortgage Loan), any A/B Mortgage
Loan or any Loan Pair, the amount by which the total amount due with respect to such Mortgage Loan, A/B Mortgage Loan or Loan Pair (excluding interest not yet accrued), including the Principal Balance of such Mortgage Loan, A/B Mortgage
Loan or Loan Pair plus any accrued and unpaid interest thereon and any other amounts recoverable from the Mortgagor with respect thereto pursuant to the terms thereof, is reduced in connection with a Deficient Valuation and (ii) with respect to any A Note or Serviced Pari Passu Mortgage Loan, the portion of any
Deficient Valuation Amount for the related A/B Mortgage Loan or Loan Pair, as applicable, that is borne by the holder of the A Note or Serviced Pari Passu
Mortgage Loan, as applicable, under the related Intercreditor Agreement or Loan
Pair Intercreditor Agreement, as applicable.

     "DEFINITIVE CERTIFICATES" means Certificates of any Class issued in definitive, fully registered, certificated form without interest coupons.

     "DELETED MORTGAGE LOAN" means a Mortgage Loan which is repurchased from the
Trust pursuant to the terms hereof or as to which one or more Qualifying
Substitute Mortgage Loans are substituted.

                                      -24-

     "DEPOSITOR" means Morgan Stanley Capital I Inc., a Delaware corporation, and its successors in interest.

     "DEPOSITORY" has the meaning set forth in Section 3.7(a).

     "DEPOSITORY AGREEMENT" means the Letter of Representations dated the
Closing Date and by and among the Depositor, the Paying Agent and the
Depository.

     "DETERMINATION DATE" means, with respect to any Distribution Date, the earlier of (i) the 7th day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day, and (ii) the 5th Business Day prior to the related Distribution Date, commencing
August 5, 2005.

     "DIRECTLY OPERATE" means, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management of such REO
Property, the holding of such REO Property primarily for sale to customers
(other than a sale of an REO Property pursuant to and in accordance with Section
9.15) or the performance of any construction work thereon, in each case other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer on behalf of the Trustee) shall not be considered to
Directly Operate an REO Property solely because the Trustee (or the Special
Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs, tenant improvements or capital expenditures with respect to such
REO Property (including, without limitation, construction activity to effect repairs or in connection with leasing activity) or undertakes any ministerial action incidental thereto.

     "DISCOUNT RATE" means the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually. The "Treasury
Rate," unless a different term methodology or source is otherwise set forth in the Mortgage Loan documents, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15--Selected
Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date (one longer and one shorter) most nearly approximating the maturity date (or the
Anticipated Repayment Date, if applicable) of the Mortgage Loan prepaid. If
Release H.15 is no longer published, the Master Servicer will select a comparable publication to determine the Treasury Rate.

     "DISQUALIFIED ORGANIZATION" means any of (i) the United States, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers'
cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv)
rural electric and telephone cooperatives described in Section 1381 of the Code, and (v) any other Person so designated by the Master Servicer based upon an
Opinion of Counsel that the holding of an ownership interest in a Residual
Certificate by such Person may cause any of the

                                      -25-

REMICs, or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United
States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     "DISTRIBUTABLE CERTIFICATE INTEREST" means, with respect to ny Distribution Date and any Class (or in the case of Classes A-4A and A-4B, such Classes collectively or individually as the context may require) of
Certificates (other than the Residual Certificates) or Interests, the sum of (A)
Accrued Certificate Interest in respect of such Class or Classes or Interest, reduced (to not less than zero) by (i) any Net Aggregate Prepayment Interest
Shortfalls for such Class or Classes of Certificates or Interests, allocated on such Distribution Date to such Class or Classes or Interest pursuant to Section
6.7, and (ii) Realized Losses allocated on such Distribution Date to reduce the
Distributable Certificate Interest payable to such Class or Classes or Interest pursuant to Section 6.6, plus (B) the Unpaid Interest, plus (C) if the Aggregate
Certificate Balance is reduced because of a diversion of principal in accordance with Section 5.2(a)(II)(iv), and there is a subsequent recovery of amounts as described in Section 6.6(c)(i), then interest at the applicable Pass-Through
Rate that would have accrued and been distributable with respect to the amount that the Aggregate Certificate Balance was so reduced, which interest shall accrue from the date that the related Realized Loss is allocated through the end of the Interest Accrual Period related to the Distribution Date on which such amounts are subsequently recovered.

     "DISTRIBUTION ACCOUNT" means the Distribution Account maintained by the
Paying Agent on behalf of the Trustee, in accordance with the provisions of
Section 5.3, which account shall be an Eligible Account.

     "DISTRIBUTION DATE" means the 12th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing August 12, 2005.

     "DUE DATE" means, with respect to a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note, the date on which a Scheduled Payment is due.

     "ELIGIBLE ACCOUNT" means an account (or accounts) that is any of the following: (i) maintained with a depository institution or trust company whose
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least "A-1" by S&P and "F-1" by Fitch, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "AA-" by S&P (or "A" (without regard to any plus or minus), if the short-term unsecured debt obligations are rated at least
"A-1") and at least "AA-" by Fitch, if the deposits are to be held in the account more than 30 days or (ii) a segregated trust account or accounts maintained in the trust department of the Trustee, the Paying Agent or other financial institution having a combined capital and surplus of at least
$50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), or (iii)
an account or accounts of a depository institution acceptable to each Rating
Agency, as evidenced by Rating Agency Confirmation with respect to the use of any such account as the Certificate Account or the Distribution Account.
Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible Account solely because it is maintained with Wells Fargo
Bank, National Association, a

                                      -26-

wholly-owned subsidiary of Wells Fargo & Co., provided that such subsidiary's or its parent's (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "A-1" in the case of S&P, and "F-1" in the case of Fitch, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "AA-" (or
"A" (without regard to any plus or minus), if the short-term unsecured debt obligations are rated at least "A-1") in the case of S&P and at least "A+" in the case of Fitch, if the deposits are to be held in the account for more than
30 days.

     "ELIGIBLE INVESTMENTS" means any one or more of the following financial assets or other property:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America, FNMA,
FHLMC or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United
States of America; provided that any obligation of FNMA or FHLMC, other than an unsecured senior debt obligation of FNMA or FHLMC, shall be an Eligible
Investment only if Rating Agency Confirmation is obtained with respect to such investment;

          (ii) demand or time deposits in, unsecured certificates of deposit of, money market deposit accounts of, or bankers' acceptances issued by, any depository institution or trust company (including the Trustee, the Master
Servicer, the Special Servicer, the Paying Agent or any Affiliate of the Master
Servicer, the Special Servicer, the Paying Agent or the Trustee, acting in its commercial capacity) incorporated or organized under the laws of the United
States of America or any State thereof and subject to supervision and examination by federal or state banking authorities, so long as the commercial paper or other short-term debt obligations of such depository institution or trust company are rated "F-1" by Fitch and "A-1+" by S&P or the long-term unsecured debt obligations of such depository institution or trust company have been assigned a rating by each Rating Agency at least equal "AA" by Fitch and
"AA-" by S&P or its equivalent or, in each case, if not rated by a Rating
Agency, then such Rating Agency has issued a Rating Agency Confirmation;

          (iii) repurchase agreements or obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above and where such repurchase obligation will mature prior to the Business Day preceding the next date upon which, as described in this Agreement, such amounts are required to be withdrawn from the
Certificate Account and which meets the minimum rating requirement for such entity described above (or for which Rating Agency Confirmation is obtained with respect to such ratings);

          (iv) debt obligations (other than stripped bonds or stripped coupons)
bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof, which securities are rated "AA-" or its equivalent by each Rating Agency, unless otherwise specified in writing by the Rating Agency; provided that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then-outstanding principal amount of securities issued by such corporation and held in the Certificate Account to exceed 5% of the sum of the aggregate Certificate Principal Balance of the
Principal Balance Certificates and the aggregate principal amount of all
Eligible Investments in the Certificate Account;

                                      -27-

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) rated "F-1+" by
Fitch and "A-1+" by S&P (or for which Rating Agency Confirmation is obtained with respect to such ratings);

          (vi) units of investment funds (including money market funds) that are rated in the highest long-term category by Fitch, or if not rated by Fitch then
Fitch has issued a Rating Agency Confirmation, and "AAAm" by S&P;

          (vii) guaranteed reinvestment agreements maturing within 365 days or less issued by any bank, insurance company or other corporation whose long-term unsecured debt rating is not less than "AA" (or its equivalent) by Fitch and
"AA-" by S&P (if rated by Fitch or, if not rated by Fitch, by S&P and another nationally recognized statistical rating organization), or for which Rating
Agency Confirmation is obtained with respect to such ratings;

          (viii) any money market funds (including those managed or advised by the Paying Agent or its affiliates) that maintain a constant asset value and that are rated "AAAm" or "AAAm-G" (or its equivalent rating) by S&P and "AAA"
(or its equivalent) by Fitch (if so rated by Fitch), and any other demand, money-market or time deposit, or any other obligation, security or investment, with respect to which Rating Agency Confirmation has been obtained; and

          (ix) such other investments bearing interest or sold at a discount, earning a return "in the nature of interest" within the meaning of Treasury
Regulation Section 1.860G-2(g)(1)(i) (as evidenced by an Opinion of Counsel delivered to the Trustee and the Paying Agent by the Master Servicer at the
Master Servicer's expense), as are acceptable to the Rating Agencies (as evidenced by Rating Agency Confirmation) and treated as "permitted investments"
that are "cash flow investments" under Section 860G(a)(5) of the Code;

provided (A) such investment is held for a temporary period pursuant to Section
1.860G-2(g)(i) of the Treasury Regulations, (B) such investment is payable by the obligor in U.S. dollars, and (C) that no such instrument shall be an
Eligible Investment (1) if such instrument evidences either (a) a right to receive only interest payments or only principal payments with respect to the obligations underlying such instrument or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (2) if it may be redeemed at a price below the purchase price or (3) if it is not treated as a "permitted investment" that is a
"cash flow investment" under Section 860G(a)(5) of the Code; and provided, further, that any such instrument shall have a maturity date no later than the date such instrument is required to be used to satisfy the obligations under this Agreement, and, in any event, shall not have a maturity in excess of one year; any such instrument must have a predetermined fixed dollar of principal due at maturity that cannot vary or change; if rated, the obligation must not have an "r" highlighter affixed to its rating; interest on any variable rate instrument shall be tied to a single interest rate index plus a single fixed spread (if any) and move proportionally with that index; and provided, further, that no amount beneficially owned by any REMIC Pool (including any amounts collected by the Master Servicer but not yet deposited in the Certificate
Account) may be invested in investments treated as equity interests for Federal income tax purposes. No Eligible Investments shall be purchased at a price in excess of par. For the purpose of this definition, units of investment funds
(including money market funds) shall be deemed to mature daily.

                                      -28-

     "ENVIRONMENTAL INSURANCE POLICY" shall mean, with respect to any Mortgage
Loan or the related Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgage Loan, Mortgaged
Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

     "ENVIRONMENTAL LAWS" means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions, now or hereafter in effect, relating to health or the environment or to emissions, discharges or releases of chemical substances, including, without limitation, any and all pollutants, contaminants, petroleum or petroleum products, asbestos or asbestos-containing materials, polychlorinated biphenyls, urea-formaldehyde insulation, radon, industrial, toxic or hazardous substances or wastes, into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, labeling, registration, treatment, storage, disposal, transport or handling of any of the foregoing substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ESCROW ACCOUNT" means an account established by or on behalf of the Master
Servicer pursuant to Section 8.3(e).

     "ESCROW AMOUNT" means any amount payable with respect to a Mortgage Loan
(including an A/B Mortgage Loan) for taxes, assessments, water rates, Standard
Hazard Insurance Policy premiums, ground lease payments, reserves for capital improvements, deferred maintenance, repairs, tenant improvements, leasing commissions, rental achievements, environmental matters and other reserves or comparable items.

     "EUROCLEAR BANK" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

     "EVENT OF DEFAULT" has the meaning set forth in Section 8.28(a).

     "EXCESS INTEREST" means, with respect to an ARD Loan if an ARD Loan is not prepaid in full on or before its Anticipated Repayment Date, the excess, if any of (i) interest accrued at the rate of interest applicable to such Mortgage Loan after such Anticipated Repayment Date (plus any interest on such interest as may be provided for under the related Mortgage Loan documents) over (ii) interest accrued at the rate of interest applicable to such Mortgage Loan before such
Anticipated Repayment Date. Excess Interest on an ARD Loan is an asset of the
Trust, but shall not be an asset of any REMIC Pool formed hereunder.

     "EXCESS INTEREST SUB-ACCOUNT" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account shall not be an asset of any REMIC Pool.

     "EXCESS LIQUIDATION PROCEEDS" means, with respect to any Mortgage Loan, the excess of (i) Liquidation Proceeds of a Mortgage Loan or related REO Property, over (ii) the

                                      -29-

amount that would have been received if a Principal Prepayment in full had been made with respect to such Mortgage Loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a Principal Prepayment in full had been made with respect to both the related A Note and B Note, or, in the case of an REO
Property related to a Loan Pair, a Principal Prepayment in full had been made with respect to both the Serviced Pari Passu Mortgage Loan and the Serviced
Companion Mortgage Loan) on the date such proceeds were received plus accrued and unpaid interest with respect to such Mortgage Loan and any and all expenses
(including Additional Trust Expenses and Unliquidated Advances) with respect to such Mortgage Loan.

     "EXCESS SERVICING FEE" means, with respect to the Mortgage Loans or the
Serviced Companion Mortgage Loans for which an "excess servicing fee rate" is designated on the Mortgage Loan Schedule, the monthly fee payable to Wells Fargo
Bank, National Association or its successors and assigns as holder of excess servicing rights, which fee shall accrue on the Scheduled Principal Balance of each such Mortgage Loan immediately prior to the Due Date occurring in each month at the per annum rate (determined in the same manner as the applicable
Mortgage Rate for such Mortgage Loan is determined for such month) specified on the Mortgage Loan Schedule (the "Excess Servicing Fee Rate"). The holder of excess servicing rights is entitled to Excess Servicing Fees only with respect to the Mortgage Loans or Serviced Companion Mortgage Loans as indicated on
Exhibit J hereto.

     "EXCHANGE ACT" has the meaning set forth in Section 8.26(a).

     "EXCHANGE CERTIFICATION" means an Exchange Certification substantially in the form set forth in Exhibit H hereto executed by a holder of an interest in a
Regulation S Global Certificate or a Rule 144A-IAI Global Certificate, as
applicable.

     "EXEMPTION" means each of the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the United States Department of Labor to the Underwriters, as
amended.

     "EXPENSE LOSS" means a loss realized upon payment by the Trust of an
Additional Trust Expense.

     "EXTENSION" has the meaning set forth in Section 9.15(a).

     "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

     "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

     "FHLMC AUDIT PROGRAM" has the meaning set forth in Section 8.13.

     "FINAL CERTIFICATION" has the meaning set forth in Section 2.2.

     "FINAL JUDICIAL DETERMINATION" has the meaning set forth in Section 2.3(a).

     "FINAL PROSPECTUS SUPPLEMENT" has the meaning set forth in the Preliminary
Statement hereto.

                                      -30-

     "FINAL RECOVERY DETERMINATION" means a determination with respect to any
Mortgage Loan, B Note, Specially Serviced Mortgage Loan or Serviced Companion
Mortgage Loan by the Special Servicer in consultation with the Operating Adviser and the Master Servicer (including a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note that became an REO Property), in each case, in its good faith discretion, consistent with the Servicing Standard, that all
Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, Purchase
Proceeds and other payments or recoveries that the Special Servicer expects to be finally recoverable on such Mortgage Loan, Serviced Companion Mortgage Loan or B Note, without regard to any obligation of the Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent, as the case may be, to make payments from its own funds pursuant to Article IV hereof, have been recovered. The
Special Servicer shall be required to provide the Master Servicer with prompt written notice of any Final Recovery Determination with respect to any Specially
Serviced Mortgage Loan upon making such determination. The Master Servicer shall notify the Trustee and the Paying Agent of such determination and the Paying
Agent shall deliver a copy of such notice to each Rating Agency.

     "FINAL SCHEDULED DISTRIBUTION DATE" means, for each Class of rated
Certificates, the Distribution Date on which such Class would be paid in full if payments were made on the Mortgage Loans in accordance with their terms, except that ARD Loans are assumed to be repaid on their Anticipated Repayment Dates.

     "FINANCIAL MARKET PUBLISHERS" means Trepp, LLC and Intex Solutions, Inc., or any successor entities thereof.

     "FISCAL AGENT" means ABN AMRO Bank N.V., a banking association organized under the laws of the Netherlands and its permitted successors and assigns.

     "FISCAL AGENT TERMINATION EVENT" has the meaning set forth in Section 4.7.

     "FITCH" means Fitch, Inc. or its successor in interest.

     "FNMA" means the Federal National Mortgage Association, or any successor thereto.

     "GLOBAL CERTIFICATE" means any Rule 144A-IAI Global Certificate, Regulation
S Temporary Global Certificate or Regulation S Permanent Global Certificate.

     "GRANTOR TRUST POOL" means the segregated pool of assets designated as the
"Class P Grantor Trust" pursuant to Section 12.5 hereof.

     "HINCKLEY COMPANION LOAN" means, with respect to the Mortgage Loan designated as Mortgage Loan Nos. 28-32 on the Mortgage Loan Schedule,
collectively, the note secured by the Hinckley Mortgage on a pari passu basis with the Hinckley Pari Passu Loan and which is not included in the Trust. The
Hinckley Companion Loan is not a "Mortgage Loan."

     "HINCKLEY PARI PASSU LOAN" means, the Mortgage Loan designated as Mortgage
Loan Nos. 28-32 on the Mortgage Loan Schedule and which is secured on a pari passu basis with the Hinckley Companion Loan secured by the related Mortgaged
Property pursuant to the Hinckley Mortgage. The Hinckley Pari Passu Loan is a
"Mortgage Loan."

                                      -31-

     "HINCKLEY MORTGAGE" means, the Mortgage securing the Hinckley Companion
Loan and the Hinckley Pari Passu Loan.

     "HOLDER" means the Person in whose name a Certificate is registered on the
Certificate Register.

     "IAI DEFINITIVE CERTIFICATE" means, with respect to any Class of
Certificates sold to Institutional Accredited Investors who are not Qualified
Institutional Buyers, a Certificate in definitive, fully registered certificated form without interest coupons.

     "INDEPENDENT" means, when used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Securities and
Exchange Commission's Regulation S-X. Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any Affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any
Affiliate of such other Person, (C) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause
(B) or (C) above.

     "INDEPENDENT CONTRACTOR" means, either (i) with respect to any Mortgage
Loan (A) that is not a Specially Serviced Mortgage Loan, any Person designated by the Master Servicer (other than the Master Servicer, but which may be an
Affiliate of the Master Servicer), or (B) that is a Specially Serviced Mortgage
Loan, any Person designated by the Special Servicer that would be an
"independent contractor" with respect to a REMIC Pool within the meaning of
Section 856(d)(3) of the Code if such REMIC Pool were a real estate investment trust (except that the ownership test set forth in such Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of the Aggregate Certificate Balance or Notional Amount, as the case may be, of any Class of the Certificates (other than the Residual Certificates), a
Percentage Interest of 35% or more in the Residual Certificates or such other interest in any Class of the Certificates or of the applicable REMIC Pool as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust) so long as such REMIC Pool does not receive or derive any income from such Person and provided that the relationship between such Person and such
REMIC is at arm's length, all within the meaning of Treasury Regulations Section
1.856-4(b)(5), or (ii) any other Person (including the Master Servicer or the
Special Servicer) upon receipt by the Trustee of an Opinion of Counsel, which shall be at the expense of the Person delivering such opinion to the Trustee, to the effect that the taking of any action in respect of any REO Property by such
Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO
Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real
Property.

     "INITIAL CERTIFICATION" has the meaning set forth in Section 2.2.

     "INITIAL DEPOSIT" means the amount of all collections made on the Mortgage
Loans from the Cut-Off Date to and excluding the Closing Date and, with respect to Mortgage

                                      -32-

Loan No. 11, which was originated in July 2005 and has its first due date in
September 2005, an amount equal to $149,023.89, which amount represents one month's interest on the initial Principal Balance of such Mortgage Loan.

     "INITIAL REVIEW PERIOD" has the meaning set forth in Section 9.4(d).

     "INSPECTION REPORT" means the report delivered by the Master Servicer or the Special Servicer, as the case may be, substantially in the form of Exhibit L hereto.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional accredited investor qualifying pursuant to Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act.

     "INSURED ENVIRONMENTAL EVENT" has the meaning set forth in Section 9.1(f).

     "INSURANCE POLICIES" means, collectively, any Standard Hazard Insurance
Policy, flood insurance policy, title insurance policy, terrorism insurance policy or Environmental Insurance Policy relating to the Mortgage Loans or the
Mortgaged Properties in effect as of the Closing Date or thereafter during the term of this Agreement.

     "INSURANCE PROCEEDS" means amounts paid by the insurer under any Insurance
Policy, other than amounts required to be paid over to the Mortgagor pursuant to law, the related Mortgage Loan, the related Serviced Companion Mortgage Loan, the related B Note or the Servicing Standard. With respect to the Mortgaged
Property securing any Non-Serviced Mortgage Loan or Non-Serviced Companion
Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan shall be included in Insurance Proceeds, and with respect to the Mortgaged Property securing any Loan Pair or A/B Mortgage
Loan, only the portion of such amounts payable to the holder of the related
Serviced Pari Passu Mortgage Loan or the related A Note, as applicable, shall be included in Insurance Proceeds.

     "INTERCREDITOR AGREEMENT" means, with respect to an A/B Mortgage Loan, the related intercreditor agreement by and between the holder of the related A
Note(s) and the holder of the related B Note relating to the relative rights of such holders of the respective A Note(s) and B Note, as the same may be further amended from time to time in accordance with the terms thereof.

     "INTEREST" means a REMIC I Interest or a REMIC II Interest, as applicable.

     "INTEREST ACCRUAL PERIOD" means, for any Distribution Date, with respect to all Classes of Certificates and Interests (other than the Residual
Certificates), the period beginning on the first day of the month preceding the month in which such Distribution Date occurs and ending on the last day of the month preceding the month in which such Distribution Date occurs.

     "INTEREST RESERVE ACCOUNT" means that Interest Reserve Account maintained by the Master Servicer pursuant to Section 5.1(a), which account shall be an
Eligible Account.

     "INTEREST RESERVE AMOUNT" has the meaning set forth in Section 5.1(d).

     "INTEREST RESERVE LOANS" shall mean the Mortgage Loans which bear interest other than on the basis of a 360-day year consisting of twelve (12) 30-day months.

                                      -33-

     "INTERESTED PERSON" means, as of any date of determination, the Master
Servicer, the Special Servicer, the Depositor, the holder of any related Junior
Indebtedness (with respect to any particular Mortgage Loan), a holder of 50% or more of the Controlling Class, the Operating Adviser, any Independent Contractor
engaged by the Master Servicer or the Special Servicer pursuant to this
Agreement, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

     "JLHOLDINGS PORTFOLIO B NOTE" means, with respect to the JL Holdings
Portfolio Pari Loan, the JL Holdings Portfolio B Note, which is a subordinated mortgage note that is not included in the Trust and is not serviced under this
Agreement.

     "JL HOLDINGS PORTFOLIO COMPANION LOAN" means, the loans that, in the aggregate, are secured by the JL Holdings Portfolio Pari Passu Mortgage on a
pari passu basis with the JL Holdings Portfolio Pari Passu Loan and which are not included in the Trust. The JL Holdings Portfolio Companion Loan is not a
"Mortgage Loan."

     "JL HOLDINGS PORTFOLIO LOAN GROUP" means, collectively, the JL Holdings
Portfolio Pari Passu Loan, the JL Holdings Portfolio Companion Loan and the JL
Holdings Portfolio B Note.

     "JL HOLDINGS PORTFOLIO PARI PASSU LOAN" means, the Mortgage Loan designated as Mortgage Loan Nos. 36-125 on the Mortgage Loan Schedule and which is secured on a pari passu basis with the JL Holdings Portfolio Companion Loan secured by the related Mortgaged Property pursuant to the JL Holdings Portfolio Pari Passu
Mortgage. The JL Holdings Portfolio Pari Passu Loan is a "Mortgage Loan."

     "JL HOLDINGS PORTFOLIO MORTGAGE" means, the Mortgage securing the JL
Holdings Portfolio Companion Loan, the JL Holdings Portfolio Pari Passu Loan and
the JL holdings Portfolio B Note.

     "JUNIOR INDEBTEDNESS" means any indebtedness of any Mortgagor that is secured by a lien that is junior in right of payment to the lien of the Mortgage securing the related Mortgage Note.

     "LATE COLLECTIONS" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note, all amounts received during any Collection
Period, whether as late payments or as Liquidation Proceeds, Insurance Proceeds,
Condemnation Proceeds, Purchase Proceeds or otherwise, that represent payments or collections of Scheduled Payments due but delinquent for a previous
Collection Period and not previously recovered.

     "LATE FEE" means a fee payable to the Master Servicer or the Special
Servicer, as the case may be, to the extent actually collected from the
Mortgagor as provided in the related Mortgage Loan, Serviced Companion Mortgage
Loan or the related B Note in connection with a late payment made by such
Mortgagor. References in this Agreement to Late Fees and default interest in respect of any Loan Pair or in respect of any Non-Serviced Mortgage Loan and its related Non-Serviced Companion Mortgage Loan shall mean only the portion thereof that is received by the Trust in accordance with the applicable Loan Pair
Intercreditor Agreement or Non-Serviced Mortgage Loan Intercreditor Agreement.
Notwithstanding anything to the contrary in this Agreement, Late Fees relating, and allocated, to the Oak Tree Village

                                      -34-

Apartments B Note in accordance with the related Intercreditor Agreement (after being first applied to Advance Interest) shall be payable to the Holder of the
Oak Tree Village Apartments B Note in accordance with the related Intercreditor
Agreement.

     "LIQUIDATION EXPENSES" means reasonable and direct expenses incurred by the
Special Servicer on behalf of the Trust in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property acquired in respect thereof including, without limitation, reasonable legal fees and expenses in connection with a closing, brokerage commissions and conveyance taxes for such Specially
Serviced Mortgage Loan. All Liquidation Expenses relating to disposition of the
Specially Serviced Mortgage Loan shall be (i) paid out of income from the related REO Property, to the extent available, (ii) paid out of related proceeds from liquidation or (iii) advanced by the Master Servicer or the Special
Servicer, subject to Section 4.4 and Section 4.6(e) hereof, as a Servicing
Advance.

     "LIQUIDATION FEE" means a fee equal to the product of (x) 1.0% and (y) the
Liquidation Proceeds received in connection with a final disposition of a
Specially Serviced Mortgage Loan or REO Property or portion thereof and any
Condemnation Proceeds and Insurance Proceeds received by the Trust (net of any expenses incurred by the Special Servicer on behalf of the Trust in connection with the collection of such Condemnation Proceeds and Insurance Proceeds) other than Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds received in connection with any Non-Serviced Mortgage Loan. For the avoidance of doubt, a
Liquidation Fee will be payable in connection with a repurchase of an A Note by the holder of the related B Note only to the extent set forth in the related
Intercreditor Agreement.

     "LIQUIDATION PROCEEDS" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees hereunder,
Liquidation Proceeds shall not include any proceeds from a repurchase of a
Mortgage Loan by a Seller due to a Material Breach of a representation or warranty or Material Document Defect) of a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note or related REO Property (net of Liquidation Expenses).
With respect to the mortgaged property or properties securing any Non-Serviced
Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in Liquidation Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Liquidation Proceeds will be distributable to the
Certificateholders.

     "LIQUIDATION REALIZED LOSS" means, with respect to each Mortgage Loan or
REO Property, as the case may be, as to which a Cash Liquidation or REO
Disposition has occurred, an amount equal to the sum, without duplication, of
(A) the Principal Balance (as increased by any Unliquidated Advance with respect to such Mortgage Loan) of the Mortgage Loan (or such deemed Principal Balance, in the case of an REO Mortgage Loan) as of the date of the Cash Liquidation or
REO Disposition (adjusted in accordance with Section 6.6(c)(i)), plus (B) unpaid interest and interest accrued thereon at the applicable Mortgage Rate (including interest accrued and unpaid on the portion of the Principal Balance added in accordance with Section 6.6(c)(i), which interest shall accrue from the date of the reduction in the Principal Balance resulting from the allocation of a
Realized Loss incurred pursuant to Section 6.6(b)(i)), plus (C) any expenses
(including Additional Trust Expenses, unpaid Servicing Advances and unpaid
Advance Interest) incurred in connection with such Mortgage Loan that have been paid or

                                      -35-

are payable or reimbursable to any Person, other than amounts included in the definition of Liquidation Expenses and amounts previously treated as Expense
Losses attributable to principal (and interest thereon) minus the sum of (i) REO
Income applied as recoveries of principal or interest on the related Mortgage
Loan or REO Property, and (ii) Liquidation Proceeds, Condemnation Proceeds,
Insurance Proceeds, Late Collections and all other amounts recovered from the related Mortgagor and received during the Collection Period in which such Cash
Liquidation or REO Disposition occurred and which are not required under any
Intercreditor Agreement, any Loan Pair Intercreditor Agreement or Non-Serviced
Mortgage Loan Intercreditor Agreement to be payable or reimbursable to any holder of a B Note, a Serviced Companion Mortgage Loan or a Non-Serviced
Companion Mortgage Loan. REO Income and Liquidation Proceeds shall be applied first to reimburse the Master Servicer, the Special Servicer, the Trustee and
the Fiscal Agent, as applicable, to the extent that Section 5.2(a)(I) otherwise entitles such party to reimbursement, for any Nonrecoverable Advance with respect to the related Mortgage Loan, and then for all Workout-Delayed
Reimbursement Amounts with respect to such related Mortgage Loan (but not any such amount that has become Unliquidated Advances), and any remaining REO Income and Liquidation Proceeds and any Condemnation Proceeds and Insurance Proceeds
shall be applied first against any Additional Trust Expenses (to the extent not included in the definition of Liquidation Expenses) for such Mortgage Loan, next as a recovery of any Nonrecoverable Advance (and interest thereon) with respect to such Mortgage Loan previously paid from principal collections pursuant to
Section 5.2(a)(II), next to any Unliquidated Advances with respect to such
Mortgage Loan, next to the unpaid interest on the Mortgage Loan, calculated as described in clause (B) above, and then against the Principal Balance of such
Mortgage Loan, calculated as described in clause (A) above.

     "LOAN PAIR" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

     "LOAN PAIR INTERCREDITOR AGREEMENT" means, with respect to a Loan Pair, the related intercreditor agreement by and between the holders of the related
Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage
Loan relating to the relative rights of such holders, as the same may be further amended from time to time in accordance with the terms thereof.

     "LOAN-TO-VALUE RATIO" means, as of any date with respect to a Mortgage
Loan, the fraction, expressed as a percentage, the numerator of which is the
Principal Balance of such Mortgage Loan at the date of determination and the denominator of which is the value of the Mortgaged Property as shown on the most recent Appraisal or valuation of the Mortgaged Property which is available as of such date or, in the case of any Non-Serviced Mortgage Loan or Loan Pair, the allocable portion thereof.

     "LOCK-BOX ACCOUNT" has the meaning set forth in Section 8.3(g).

     "LOCK-BOX AGREEMENT" means, with respect to any Mortgage Loan, any lock-box agreement relating to such Mortgage Loan among the related Mortgagor, a depositary institution and the Master Servicer (or the Primary Servicer or
Sub-Servicer on its behalf) pursuant to which a Lock-Box Account is created.

     "LOSSES" has the meaning set forth in Section 12.4.

                                      -36-

     "LUXEMBOURG PAYING AGENT" has the meaning set forth in Section 7.18.

     "LUXEMBOURG TRANSFER AGENT" has the meaning set forth in Section 7.18.

     "MAI" means Member of the Appraisal Institute.

     "MASTER SERVICER" means Wells Fargo Bank, National Association and its permitted successors or assigns.

     "MASTER SERVICER CONSENT MATTERS" has the meaning set forth in Section
8.3(a).

     "MASTER SERVICER INDEMNIFIED PARTIES" has the meaning set forth in Section
8.25(a).

     "MASTER SERVICER LOSSES" has the meaning set forth in Section 8.25(a).

     "MASTER SERVICER REMITTANCE DATE" means, for each Distribution Date, the
Business Day immediately preceding such Distribution Date.

     "MASTER SERVICER REMITTANCE REPORT" means a report prepared by the Master
Servicer and in such media as may be agreed upon by the Master Servicer and the
Paying Agent containing such information regarding the Mortgage Loans as will permit the Paying Agent to calculate the amounts to be distributed to the
Certificateholders pursuant to this Agreement and to furnish the Monthly
Certificateholders Report to Certificateholders required to be delivered hereunder and containing such additional information as the Master Servicer, the
Paying Agent and the Depositor may from time to time mutually agree.

     "MASTER SERVICING FEE" means for each calendar month, as to each Mortgage
Loan, Serviced Companion Mortgage Loan and B Note (including REO Mortgage Loans and Defeasance Loans) but not as to any Non-Serviced Mortgage Loan (as to which there is no Master Servicing Fee payable to the Master Servicer under this
Trust), an amount equal to the Master Servicing Fee Rate applicable to such month (determined in the same manner (other than the rate of accrual) as the applicable Mortgage Rate is determined for such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note for such month) multiplied by the Scheduled
Principal Balance of such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note immediately before the Due Date occurring in such month, subject to reduction in respect of Compensating Interest, as set forth in Section 8.10(c).
Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Oak Tree Village Apartments B Note or otherwise be allocable to the Oak Tree Village Apartments B Note or the Trust.

                                      -37-

     "MASTER SERVICING FEE RATE" means, with respect to each Mortgage Loan,
Serviced Companion Mortgage Loan and B Note (including any Mortgage Loan relating to an REO Property), the rate per annum specified as such on the
Mortgage Loan Schedule. With respect to a Non-Serviced Mortgage Loan, no Master
Servicing Fee Rate is charged by the Master Servicer, but the Pari Passu Loan
Servicing Fee Rate is charged by the applicable Non-Serviced Mortgage Loan
Master Servicer pursuant to the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement. Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Oak Tree Village Apartments B Note or otherwise be allocable to the Oak Tree Village Apartments B Note or the Trust.

     "MATERIAL BREACH" has the meaning set forth in Section 2.3(a).

     "MATERIAL DOCUMENT DEFECT" has the meaning set forth in Section 2.3(a).

     "MATURITY DATE" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note as of any date of determination, the date on which the last payment of principal is due and payable thereunder, after taking into account all Principal Prepayments received and any Deficient Valuation,
Debt Service Reduction Amount or modification of the Mortgage Loan, Serviced
Companion Mortgage Loan or B Note occurring prior to such date of determination, but without giving effect to (i) any acceleration of the principal of such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note or (ii) any grace period permitted by such Mortgage Loan, B Note or Serviced Companion Mortgage
Loan.

     "MERS" means Mortgage Electronic Registration Systems, Inc.

     "MISSOURI CITY SHOPPING CENTER A/B MORTGAGE LOAN" means the Missouri City
Shopping Center Mortgage Loan and the Missouri City Shopping Center B Note.

     "MISSOURI CITY SHOPPING CENTER B NOTE" means, with respect to the Missouri
City Shopping Center A/B Mortgage Loan, the related subordinated Mortgage Note not included in the Trust, which is subordinated in right of payment to the
Missouri City Shopping Center Mortgage Loan to the extent set forth in the related Intercreditor Agreement.

     "MISSOURI CITY SHOPPING CENTER MORTGAGE" means the Mortgage securing the
Missouri City Shopping Center A/B Mortgage Loan and any other note secured by the related Mortgaged Property.

     "MISSOURI CITY SHOPPING CENTER MORTGAGE LOAN" means the Mortgage Loan designated as Mortgage Loan No. 168 on the Mortgage Loan Schedule and which is senior to the Missouri City Shopping Center B Note and is secured by the related
Mortgaged Property pursuant to the Missouri City Shopping Center Mortgage. The
Missouri City Shopping Center Mortgage Loan is a "Mortgage Loan."

     "MODIFICATION FEE" means a fee, if any, collected from a Mortgagor by the
Master Servicer in connection with a modification of any Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion Mortgage Loan or B Note
other than a Specially Serviced Mortgage Loan or collected in connection with a modification by the Special Servicer of a Specially Serviced Mortgage Loan.

     "MODIFICATION LOSS" means, with respect to each Mortgage Loan, (i) a decrease in the Principal Balance of such Mortgage Loan as a result of a modification thereof in accordance with the terms hereof, (ii) any expenses connected with such modification, to the extent (x) reimbursable to the Trustee, the Special Servicer or the Master Servicer and (y) not recovered from the
Mortgagor or (iii) in the case of a modification of such Mortgage Loan that reduces the Mortgage Rate thereof, the excess, on each Due Date, of the amount of interest that would have accrued at a rate equal to the original Mortgage
Rate, over interest that actually accrued on such Mortgage Loan during the preceding Collection Period.

                                      -38-

     "MONEY TERM" means with respect to any Mortgage Loan, Serviced Companion
Mortgage Loan or B Note, the Maturity Date, Mortgage Rate, Principal Balance,
amortization term or payment frequency thereof or any provision thereof requiring the payment of a prepayment premium, yield maintenance charge or percentage premium in connection with a principal prepayment (and shall not include late fees or default interest provisions).

     "MONTHLY CERTIFICATEHOLDERS REPORT" means a report provided pursuant to
Section 5.4 by the Paying Agent monthly as of the related Determination Date generally in the form and substance of Exhibit M, which sets forth, to the extent applicable: (i) the amount, if any, of such distributions to the holders of each Class of Principal Balance Certificates applied to reduce the respective
Certificate Balances thereof; (ii) the amount of such distribution to holders of each Class of Certificates allocable to (A) interest accrued (including Excess
Interest) at the respective Pass-Through Rates, less any Net Aggregate
Prepayment Interest Shortfalls and (B) Prepayment Premiums; (iii) the number of outstanding Mortgage Loans and the aggregate Principal Balance and Scheduled
Principal Balance of the Mortgage Loans at the close of business on such
Determination Date; (iv) the number and aggregate Scheduled Principal Balance of
Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C)
delinquent 90 or more days, (D) as to which foreclosure proceedings have been commenced, or (E) as to which bankruptcy proceedings have been commenced; (v)
with respect to any REO Property included in the Trust, the Principal Balance of the related Mortgage Loan as of the date of acquisition of the REO Property and the Scheduled Principal Balance thereof; (vi) as of the related Determination
Date (A) as to any REO Property sold during the related Collection Period, the date of the related determination by the Special Servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into the Certificate Account, and (B) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Collection Period and credited to the Certificate Account, in each case identifying such REO Property by the loan number of the related Mortgage Loan; (vii) the Aggregate Certificate
Balance or Notional Amount, as the case may be, of each Class of Certificates before and after giving effect to the distribution made on such Distribution
Date; (viii) the aggregate amount of Principal Prepayments made during the related Collection Period; (ix) the Pass-Through Rate applicable to each Class of Certificates for such Distribution Date; (x) the aggregate amount of the
Master Servicing Fee, the Primary Servicing Fee, the Special Servicing Fee, the
Excess Servicing Fees and the fees paid to the applicable Non-Serviced Mortgage
Loan Master Servicer and the Non-Serviced Mortgage Loan Special Servicer solely as such fees relate to the Non-Serviced Mortgage Loans; (xi) the amount of
Unpaid Interest and Realized Losses, if any, incurred with respect to the
Mortgage Loans, including a breakout by type of such Realized Losses; (xii) the aggregate amount of Servicing Advances and P&I Advances outstanding separately stated that have been made by the Master Servicer, the Special Servicer, the
Trustee and the Fiscal Agent and the aggregate amount of Servicing Advances and
P&I Advances made by the applicable Non-Serviced Mortgage Loan Master Servicer and Non-Serviced Mortgage Loan Special Servicer in respect of the Non-Serviced
Mortgage Loans and (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the total Appraisal
Reductions in effect as of such Distribution Date (and in the case of the
Non-Serviced Mortgage Loans, the amount of any appraisal reductions effected under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement).
In the case of information furnished pursuant to subclauses (i), (ii) and (xi)
above, the amounts shall be expressed in the aggregate

                                      -39-

and as a dollar amount per $1,000 of original principal amount of the
Certificates for all Certificates of each applicable Class.

     "MOODY'S" means Moody's Investors Service Inc. or its successor in interest.

     "MORTGAGE" means the mortgage, deed of trust or other instrument securing a
Mortgage Note.

     "MORTGAGE FILE" means the mortgage documents listed below:

          (i) the original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of LaSalle Bank National
Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit with a copy of the Mortgage Note attached thereto;

          (ii) the original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed) or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 45th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee a true and correct copy of such
Mortgage, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (B) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

          (iii) the originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (which are reflected in the Mortgage Loan
Schedule), or if such original modification, consolidation and extension agreements have been delivered to the appropriate recording office for recordation and either have not yet been returned on or prior to the 45th day following the Closing Date with evidence of recordation thereon or have been lost after recordation, true copies of such modifications, consolidations and extensions certified by the applicable Seller together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (B) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

                                      -40-

          (iv) an original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan
Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-TOP19"; provided, if the related Mortgage has been recorded in the name of
MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the
Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (v) originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the applicable Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the applicable Seller, a copy thereof certified by the applicable Seller or, if any original intervening assignment of
Mortgage has not yet been returned on or prior to the 45th day following the
Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (B) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

          (vi) if the related Assignment of Leases is separate from the
Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 45th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by the applicable Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (A) an original of each assignment of such
Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by the applicable Seller to be a true and complete copy of the original assignment submitted for recording, and (B) an original assignment of such
Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-TOP19," which assignment may be effected in the related Assignment of
Mortgage; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Assignment of Leases on the record of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

                                      -41-

          (vii) the original of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

          (viii) the original Title Insurance Policy or in the event such original Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing
Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the Closing Date;

          (ix) (A) UCC financing statements (together with all assignments thereof) and (B) UCC-2 or UCC-3 financing statements to the Trustee duly authorized and executed and delivered in connection with the Mortgage Loan;
provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such UCC-2 or UCC-3 financing statements will be required to be recorded or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related
UCC financing statements on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (x) copies of the related ground lease(s), if any, related to any
Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

          (xi) copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
Agreement, any Non-Serviced Mortgage Loan Intercreditor Agreement and any Loan
Pair Intercreditor Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related Serviced Companion Mortgage Loan and B
Note) related to any Mortgage Loan;

          (xii) either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, this Agreement and the Primary Servicing Agreement or
(B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be held by the Primary Servicer
(or the Master Servicer) on behalf of the Trustee, with a copy to be held by the
Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, this Agreement and the
Primary Servicing Agreement (it being understood that each Seller has agreed (a)
that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within
90 days) following the Closing Date, an acknowledgement thereof by the bank
(with a copy of such acknowledgement to be sent to the Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign all rights in and to the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, the
Primary Servicer (and the Master Servicer) acknowledges that any letter of credit held by it shall

                                      -42-

be held in its capacity as agent of the Trust, and if the Primary Servicer (or
Master Servicer) sells its rights to service the applicable Mortgage Loan, the
Primary Servicer (or Master Servicer) will assign the applicable letter of credit to the Trust or at the direction of the Special Servicer (with respect to any Specially Serviced Mortgage Loan) to such party as the Special Servicer may instruct, in each case, at the expense of the Primary Servicer (or Master
Servicer). The Primary Servicer (or Master Servicer) shall indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

          (xiii) the original environmental indemnity agreement, if any, related to any Mortgage Loan;

          (xiv) third-party management agreements for all Mortgaged Properties operated as hotels and for all Mortgaged Properties securing Mortgage Loans with a Cut-Off Date Principal Balance equal to or greater than $20,000,000;

          (xv) any Environmental Insurance Policy;

          (xvi) any affidavit and indemnification agreement; and

          (xvii) with respect to any Non-Serviced Mortgage Loan, a copy of the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          With respect to any Non-Serviced Mortgage Loan, the preceding document delivery requirements will be met by the delivery by the Depositor of copies of the documents specified above (other than the Mortgage Notes (and all intervening endorsements) respectively evidencing such Non-Serviced Mortgage
Loan with respect to which the originals shall be required), including a copy of such Non-Serviced Mortgage Loan Mortgage.

     "MORTGAGE LOAN" means a Mortgage Note secured by a Mortgage, and all amendments and modifications thereof, identified on the Mortgage Loan Schedule, as amended from time to time, provided that the term "Mortgage Loan" shall include any Defeasance Loan and any Non-Serviced Mortgage Loan (but shall not include any Non-Serviced Companion Mortgage Loan) but with respect to (i) any
A/B Mortgage Loan, shall include the A Note (but shall not include the related B
Note) and (ii) any Loan Pair, shall include the Serviced Pari Passu Mortgage
Loan (but shall not include the related Serviced Companion Mortgage Loan).

     "MORTGAGE LOAN PURCHASE AGREEMENT" means Mortgage Loan Purchase Agreement
I, Mortgage Loan Purchase Agreement II, Mortgage Loan Purchase Agreement III or
Mortgage Loan Purchase Agreement IV, as the case may be.

     "MORTGAGE LOAN PURCHASE AGREEMENT I" means that certain Mortgage Loan
Purchase Agreement between BSCMI and the Depositor dated as of July 19, 2005 with respect to the BSCMI Loans, a form of which is attached hereto as Exhibit
K-1.

     "MORTGAGE LOAN PURCHASE AGREEMENT II" means that certain Mortgage Loan
Purchase Agreement between Wells Fargo and the Depositor dated as of July 19,
2005 with respect to the Wells Fargo Loans, a form of which is attached hereto as Exhibit K-2.

                                      -43-

     "MORTGAGE LOAN PURCHASE AGREEMENT III" means that certain Mortgage Loan
Purchase Agreement between Principal and the Depositor dated as of July 19, 2005 with respect to the Principal Loans, a form of which is attached hereto as
Exhibit K-3.

     "MORTGAGE LOAN PURCHASE AGREEMENT IV" means that certain Mortgage Loan
Purchase Agreement between MSMC and the Depositor dated as of July 19, 2005 with respect to the MSMC Loans, a form of which is attached hereto as Exhibit K-4.

     "MORTGAGE LOAN SCHEDULE" or "LOAN SCHEDULE" means collectively the schedule attached hereto as Schedule I, which identifies each BSCMI Loan, the schedule attached hereto as Schedule II, which identifies each Wells Fargo Loan, the schedule attached hereto as Schedule III, which identifies each Principal Loan and the schedule attached hereto as Schedule IV, which identifies each MSMC
Loan, as such schedules may be amended from time to time pursuant to Section
2.3.

     "MORTGAGE NOTE" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     "MORTGAGE RATE" means, for a given Mortgage Loan, Serviced Companion
Mortgage Loan or B Note, the per annum rate at which interest accrues on such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note.

     "MORTGAGED PROPERTY" means the real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Mortgage
Loan and, in the case of an A/B Mortgage Loan, the related B Note and, in the case of a Loan Pair, the related Serviced Companion Mortgage Loan.

     "MORTGAGEE" means, with respect to any Mortgage as of any date of determination, the mortgagee named therein as of such date.

     "MORTGAGOR" means the obligor on a Mortgage Note.

     "MSMC" has the meaning set forth in the Preliminary Statement hereto.

     "MSMC LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to the Mortgage Loan Purchase Agreement IV and shown on
Schedule IV hereto.

     "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means for any Distribution
Date, with respect to all Mortgage Loans which are not Specially Serviced
Mortgage Loans, the excess, if any, of aggregate Prepayment Interest Shortfalls for such Mortgage Loans over the sum of (A) the Compensating Interest to be paid by the Master Servicer on such Distribution Date and (B) the aggregate
Prepayment Interest Excesses for such Collection Period for all Mortgage Loans which are not Specially Serviced Mortgage Loans.

     "NEW LEASE" means any lease of any REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the
Trust has the right to renegotiate the terms of such lease.

     "1933 ACT" means the Securities Act of 1933, as amended.

                                      -44-

     "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     "NONDISQUALIFICATION OPINION" means a written Opinion of Counsel to the effect that a contemplated action (i) will neither cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding nor cause a "prohibited transaction," "prohibited contribution" or any other tax
(other than a tax on "net income from foreclosure property" permitted to be incurred under this Agreement) to be imposed on any REMIC Pool or the Trust and
(ii) will not cause the Class P Grantor Trust to fail to qualify as a grantor trust.

     "NONECONOMIC RESIDUAL INTEREST" means a residual interest that is a
"noneconomic residual interest" within the meaning of Treasury Regulation
Section 1.860E-1(c).

     "NON-INVESTMENT GRADE CERTIFICATES" means each Class of Certificates that, at the time of transfer, is not rated in one of the four highest generic rating categories by at least one of Fitch or S&P.

     "NONRECOVERABLE ADVANCE" means any of the following: (i) any Pari Passu
Loan Nonrecoverable Advance (including interest accrued thereon at the Advance
Rate) and (ii) the portion of any Advance (including interest accrued thereon at the Advance Rate) or Unliquidated Advance (not including interest thereon)
previously made (and, in the case of an Unliquidated Advance, not previously reimbursed to the Trust) or proposed to be made by the Master Servicer, the
Special Servicer, the Trustee or the Fiscal Agent, that, in its respective sole discretion, exercised in good faith and, with respect to the Master Servicer and the Special Servicer, taking into account the Servicing Standard, will not be or, in the case of a current delinquency, would not be, ultimately recoverable, from Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Purchase
Proceeds (or from any other collections) with respect to the related Mortgage
Loan or Serviced Companion Mortgage Loan (and taking into consideration any
Crossed Mortgage Loans) (in the case of Servicing Advances) or B Note (in the case of Servicing Advances) or REO Property (in the case of P&I Advances and
Servicing Advances), as evidenced by an Officer's Certificate delivered pursuant to Section 4.4. Such Officer's Certificate shall be delivered to the Trustee
(upon which the Trustee may conclusively rely) or to the Depositor (if the
Trustee or the Fiscal Agent is delivering such Officer's Certificate) and (in either case) to the Special Servicer and the Paying Agent in the time periods as specified in Section 4.4 and shall include the information and reports set forth in Section 4.4. Absent bad faith, the Master Servicer's determination as to the recoverability of any Advance shall be conclusive and binding on the
Certificateholders and, in the case of any B Note or Serviced Companion Mortgage
Loan, the holder of such B Note or Serviced Companion Mortgage Loan, as applicable, and may, in all cases, be relied on by the Trustee and the Fiscal
Agent; provided, however, that the Special Servicer may, at its option, make a determination in accordance with the Servicing Standard that any P&I Advance or
Servicing Advance, if made, would be a Nonrecoverable Advance and shall deliver to the Master Servicer and the Trustee notice of such determination. Absent bad faith, any such determination shall be conclusive and binding on the
Certificateholders, the Master Servicer, the Trustee and the Fiscal Agent.
Absent bad faith, and pursuant to Section 4.1A of this Agreement, any determination as to the recoverability of any advance made with respect to any
Non-Serviced Mortgage Loan by the Master Servicer or any Other Master Servicer
shall be conclusive and binding on the Certificateholders and may, in all cases, be relied on by the Trustee, the Fiscal Agent and the Master Servicer. In making any nonrecoverability determination as described above, the relevant party shall be entitled (i) to

                                      -45-

consider (among other things) the obligations of the Mortgagor under the terms of the Mortgage Loan as it may have been modified, (ii) to consider (among other things) the related Mortgaged Properties in their "as is" then-current conditions and occupancies and such party's assumptions (consistent with the
Servicing Standard in the case of the Master Servicer or the Special Servicer)
regarding the possibility and effects of future adverse change with respect to such Mortgaged Properties, (iii) to estimate and consider, consistent with the
Servicing Standard in the case of the Master Servicer or the Special Servicer
(among other things), future expenses and (iv) to estimate and consider, consistent with the Servicing Standard (among other things), the timing of recovery to such party. In addition, the relevant party may, consistent with the
Servicing Standard in the case of the Master Servicer or the Special Servicer, update or change its nonrecoverability determinations at any time in accordance with the terms hereof and may, consistent with the Servicing Standard in the case of the Master Servicer or the Special Servicer, obtain from the Special
Servicer any analysis, appraisals or other information in the possession of the
Special Servicer for such purposes.

     "NON-REGISTERED CERTIFICATE" means unless and until registered under the
Securities Act, any Class X-1, Class X-2, Class E, Class F, Class G, Class H,
Class J, Class K, Class L, Class M, Class N, Class O, Class P or Residual
Certificate.

     "NON-SERVICED COMPANION MORTGAGE LOAN" means the JL Holdings Portfolio
Companion Loan.

     "NON-SERVICED MORTGAGE LOAN" means the JL Holdings Portfolio Pari Passu
Loan.

     "NON-SERVICED MORTGAGE LOAN FISCAL AGENT" means the applicable "fiscal agent" under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement.

     "NON-SERVICED MORTGAGE LOAN INTERCREDITOR AGREEMENT" means, with respect to
Mortgage Loan Nos. 36-125, that certain co-lender agreement, dated as of June
17. 2005, by and between the holders of the JL Holdings Portfolio Pari Passu
Loan and the JL Holdings Portfolio Companion Loan, as the same may be amended from time to time in accordance with the terms thereof.

     "NON-SERVICED MORTGAGE LOAN MASTER SERVICER" means the applicable "master servicer" under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement.

     "NON-SERVICED MORTGAGE LOAN MORTGAGE" means the JL Holdings Portfolio
Mortgage.

     "NON-SERVICED MORTGAGE LOAN POOLING AND SERVICING AGREEMENT" means the
BSCMSI 2005-PWR8 Pooling and Servicing Agreement.

     "NON-SERVICED MORTGAGE LOAN SPECIAL SERVICER" means the applicable "special servicer" under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement.

     "NON-SERVICED MORTGAGE LOAN TRUSTEE" means the applicable "trustee" under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

                                      -46-

     "NOTIONAL AMOUNT" means, as of any date of determination: (i) with respect to all of the Class X-1 Certificates as a Class, the Class X-1 Notional Amount
as of such date of determination; (ii) with respect to any Class X-1
Certificate, the product of the Percentage Interest evidenced by such
Certificate and the Class X-1 Notional Amount as of such date of determination;
(iii) with respect to all of the Class X-2 Certificates as a Class, the Class
X-2 Notional Amount as of such date of determination and (iv) with respect to any Class X-2 Certificate, the product of the Percentage Interest evidenced by such Certificate and the Class X-2 Notional Amount as of such date of determination.

     "OAK TREE VILLAGE APARTMENTS A/B MORTGAGE LOAN" means the Oak Tree Village
Apartments Mortgage Loan and the Oak Tree Village Apartments B Note.

     "OAK TREE VILLAGE APARTMENTS B NOTE" means, with respect to the Oak Tree
Village Apartments A/B Mortgage Loan, the related subordinated Mortgage Note not included in the Trust, which is subordinated in right of payment to the Oak Tree
Village Apartments Mortgage Loan to the extent set forth in the related
Intercreditor Agreement.

     "OAK TREE VILLAGE APARTMENTS MORTGAGE" means the Mortgage securing the Oak
Tree Village Apartments A/B Mortgage Loan and any other note secured by the related Mortgaged Property.

     "OAK TREE VILLAGE APARTMENTS MORTGAGE LOAN" means the Mortgage Loan designated as Mortgage Loan No. 24 on the Mortgage Loan Schedule and which is senior to the Oak Tree Village Apartments B Note and is secured by the related
Mortgaged Property pursuant to the Oak Tree Village Apartments Mortgage. The Oak
Tree Village Apartments Mortgage Loan is a "Mortgage Loan."

     "OFFICER'S CERTIFICATE" means (v) in the case of the Depositor, a certificate signed by one or more of the Chairman of the Board, any Vice
Chairman, the President, or any Senior Vice President, Vice President or
Assistant Vice President, and by one or more of the Treasurer, any Assistant
Treasurer, the Secretary or any Assistant Secretary of the Depositor, or (w) in
the case of the Master Servicer and the Special Servicer, any of the officers referred to above or an employee thereof designated as a Servicing Officer or
Special Servicing Officer pursuant to this Agreement, (x) in the case of the
Trustee or the Fiscal Agent, a certificate signed by a Responsible Officer, (y)
in the case of a Seller, a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, any Managing Director or Director, the President,
or any Executive Vice President, any Senior Vice President, Vice President,
Second Vice President or Assistant Vice President and (z) in the case of the
Paying Agent, a certificate signed by a Responsible Officer, each with specific responsibilities for the matters contemplated by this Agreement.

     "OPERATING ADVISER" shall mean the Person elected to serve as the Operating
Adviser pursuant to Section 9.37(a).

     "OPINION OF COUNSEL" means a written opinion of counsel addressed to the
Trustee and the Paying Agent, reasonably acceptable in form and substance to the
Trustee and the Paying Agent, and who is not in-house counsel to the party required to deliver such opinion but who, in the good faith judgment of the
Trustee and the Paying Agent, is Independent outside

                                      -47-

counsel knowledgeable of the issues occurring in the practice of securitization with respect to any such opinion of counsel concerning the taxation, or status as a REMIC for tax purposes, of any REMIC Pool or status as a "grantor trust"
under the Code of the Class P Grantor Trust.

     "OPTION PURCHASE PRICE" has the meaning set forth in Section 9.36(b)
hereof.

     "OTHER ADVANCE REPORT DATE" means with respect to a Non-Serviced Companion
Mortgage Loan or a Serviced Companion Mortgage Loan, as applicable, which has been deposited into a commercial mortgage securitization trust, the date under the related Other Companion Loan Pooling and Servicing Agreement that the related Other Master Servicer is required (pursuant to the terms thereof) to make a determination as to whether it will make a P&I Advance as required under such Other Companion Loan Pooling and Servicing Agreement.

     "OTHER COMPANION LOAN POOLING AND SERVICING AGREEMENT" means the BSCMSI
2005-PWR8 Pooling and Servicing Agreement or any other pooling and servicing agreement relating to a Non-Serviced Companion Mortgage Loan or a Serviced
Companion Mortgage Loan that creates a commercial mortgage securitization trust, as applicable.

     "OTHER MASTER SERVICER" means the BSCMSI 2005-PWR8 Master Servicer or any other master servicer under an Other Companion Loan Pooling and Servicing
Agreement relating to a Non-Serviced Companion Mortgage Loan or a Serviced
Companion Mortgage Loan, as applicable.

     "OTHER OPERATING ADVISER" has the meaning set forth in Section 9.4(d)
hereof.

     "OTHER POOLING AND SERVICING AGREEMENT" has the meaning set forth in
Section 9.4(d) hereof.

     "OTHER SECURITIZATION" has the meaning set forth in Section 9.4(d) hereof.

     "OTHER SPECIAL SERVICER" has the meaning set forth in Section 9.4(d)
hereof.

     "OWNERSHIP INTEREST" means, as to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "P&I ADVANCE" shall mean (other than with respect to a Serviced Companion
Mortgage Loan or a B Note) (i) with respect to any Mortgage Loan or Specially
Serviced Mortgage Loan as to which all or a portion of the Scheduled Payment
(other than a Balloon Payment) due during the related Collection Period was not received by the Master Servicer as of the related Determination Date (subject to
Section 5.1(h)), the portion of such Scheduled Payment not received; (ii) with respect to any Mortgage Loan that is a Balloon Mortgage Loan (including any REO
Property as to which the related Mortgage Loan provided for a Balloon Payment)
as to which a Balloon Payment was due during or prior to the related Collection
Period but was delinquent, in whole or in part, as of the related Determination
Date, an amount equal to the excess, if any, of the Assumed Scheduled Payment for such Balloon Mortgage Loan for the related Collection Period, over any Late
Collections received in respect of such Balloon Payment during such Collection
Period; and (iii) with respect to each REO Property, an amount equal to the excess, if any, of the Assumed Scheduled Payment for the Mortgage Loan related to such

                                      -48-

REO Property during the related Collection Period, over remittances of REO
Income to the Master Servicer by the Special Servicer, reduced by any amounts required to be paid as taxes on such REO Income (including taxes imposed pursuant to Section 860G(c) of the Code); provided, however, that the interest portion of any Scheduled Payment or Assumed Scheduled Payment shall be advanced at a per annum rate equal to the sum of the REMIC I Net Mortgage Rate relating to such Mortgage Loan or such REO Mortgage Loan and the Trustee Fee Rate, such that the Scheduled Payment or Assumed Scheduled Payment to be advanced as a P&I
Advance shall be net of the Master Servicing Fee, the Excess Servicing Fee and
the Primary Servicing Fee; and provided, further, that the Scheduled Payment or
Assumed Scheduled Payment for any Mortgage Loan which has been modified shall be calculated based on its terms as modified and provided, further, that the interest component of any P&I Advance with respect to a Mortgage Loan as to which there has been an Appraisal Reduction shall be an amount equal to the product of (i) the amount of interest required to be advanced without giving effect to this proviso and (ii) a fraction, the numerator of which is the
Principal Balance of such Mortgage Loan as of the immediately preceding
Determination Date less any Appraisal Reduction applicable to such Mortgage Loan
(or, in the case of a Non-Serviced Mortgage Loan or a Serviced Pari Passu
Mortgage Loan, the portion of such Appraisal Reduction allocable (based upon their respective Principal Balances) to such Non-Serviced Mortgage Loan or
Serviced Pari Passu Mortgage Loan under the related Intercreditor Agreement or the related Loan Pair Intercreditor Agreement, or in the case of an A/B Mortgage
Loan, the portion of such Appraisal Reduction allocable to the A Note pursuant to the definition of "Appraisal Reduction") and the denominator of which is the
Principal Balance of such Mortgage Loan as of such Determination Date. All P&I
Advances for any Mortgage Loans that have been modified shall be calculated on the basis of their terms as modified.

     "P&I ADVANCE AMOUNT" means, with respect to any Mortgage Loan or any REO
Property, the amount of the P&I Advance for each Mortgage Loan computed for any
Distribution Date.

     "PARI PASSU LOAN NONRECOVERABLE ADVANCE" means any "Nonrecoverable
Servicing Advance" (as defined in the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement) made with respect to any Non-Serviced Mortgage Loan pursuant to and in accordance with the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement; provided that if the applicable Non-Serviced
Mortgage Loan Master Servicer shall have made a "Servicing Advance" (as defined in the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement) in
the nature of an expenditure benefiting the related Mortgaged Property generally, the portion thereof attributable to any Non-Serviced Mortgage Loan shall be determined based on the outstanding balances of such Non-Serviced
Mortgage Loan and all the related pari passu loans secured by such Non-Serviced
Mortgage Loan Mortgage on a pari passu basis on the date such advance was made.

     "PARI PASSU LOAN SERVICING FEE RATE" means the "Master Servicing Fee Rate"
(as defined in the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement) and any other servicing fee rate (other than those payable to the applicable Non-Serviced Mortgage Loan Special Servicer) applicable to any
Non-Serviced Mortgage Loan; provided, however, that the Pari Passu Loan
Servicing Fee Rate for purposes of any Non-Serviced Mortgage Loan set forth on
Schedule XIX as to which such fee is calculated on a 30/360 basis shall be (a)
the related "Master Servicing Fee Rate" set forth in the Non-Serviced Mortgage
Loan Pooling and

                                      -49-

Servicing Agreement, multiplied by (b) 30 divided by the actual number of days in the loan accrual period with respect to such loan.

     "PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "PASS-THROUGH RATE" or "PASS-THROUGH RATES" means with respect to any Class of REMIC I Regular Interests, REMIC II Regular Interests or REMIC Regular
Certificates, other than the Class X, Class A-4A, Class A-4B, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class
L, Class M, Class N, Class O and Class P Certificates, for the first
Distribution Date, the rate set forth in the Preliminary Statement hereto. For any Distribution Date occurring thereafter (and with respect to the Class X,
Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class
P Certificates, for each Distribution Date), the Pass-Through Rates for (i) the
REMIC I Regular Interests shall equal the REMIC I Net Mortgage Rate on the related Mortgage Loan for such Distribution Date, (ii) the REMIC II Regular
Interests shall equal the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date, (iii) the Class A-1, Class A-2, Class A-3, Class A-AB and
Class A-4A Certificates, the fixed rate corresponding to such Class set forth in the Preliminary Statement hereto, (iv) the Class A-4B Certificates shall equal the lesser of (A) 4.945% per annum and (B) the Weighted Average REMIC I Net
Mortgage Rate for such Distribution Date, (v) the Class A-J Certificates shall equal the lesser of (A) 4.985% per annum and (B) the Weighted Average REMIC I
Net Mortgage Rate for such Distribution Date, (vi) the Class B Certificates shall equal the lesser of (A) 5.062% per annum and (B) the Weighted Average
REMIC I Net Mortgage Rate for such Distribution Date, (vii) the Class C
Certificates shall equal the lesser of (A) 5.163% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (viii) the Class D
Certificates shall equal the lesser of (A) 5.289% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (ix) the Class E
Certificates shall equal the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date less 0.097%, (x) the Class F, Class G and Class H Certificates
shall equal the Weighted Average REMIC I Net Mortgage Rate corresponding to such
Class for such Distribution Date, (xii) the Class J, Class K, Class L, Class M,
Class N, Class O and Class P Certificates shall equal the lesser of (A) 4.685%
per annum and (B) the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date, (xiii) the Class X-1 Certificates shall equal the per annum rate equal to the weighted average of the Class X-1 Strip Rates for the respective Class X-1 Components for such Distribution Date (weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to such Distribution Date), and (xiv) the Class
X-2 Certificates shall equal the per annum rate equal to the weighted average of the Class X-2 Strip Rates for the respective Class X-2 Components for such
Distribution Date (weighted on the basis of the respective Component Notional
Amount of such Components outstanding immediately prior to such Distribution
Date). For purposes of calculating the interest to be paid to Certificateholders on any Distribution Date in connection with the reimbursement of Realized
Losses, the Pass-Through Rate in respect of the Class A-4 Certificates shall be deemed to be the weighted average of the Pass-Through Rates of the Class A-4A
Certificates and the Class A-4B Certificates, the relevant weighting to be on the basis of the respective Certificate Balances of such Classes of Certificates immediately prior to such Distribution Date.

                                      -50-

     "PAYING AGENT" means Wells Fargo Bank, National Association and any successor or assign, as provided herein. The Luxembourg Paying Agent shall not be the Paying Agent and the duties of the Luxembourg Paying Agent shall be distinct from the duties of the Paying Agent.

     "PAYING AGENT FEE" means the portion of the Trustee Fee payable to the
Paying Agent in an amount agreed to between the Trustee and the Paying Agent.

     "PERCENTAGE INTEREST" means with respect to each Class of Certificates other than the Residual Certificates, the fraction of such Class evidenced by such Certificate, expressed as a percentage (carried to four decimal places and rounded, if necessary), the numerator of which is the Certificate Balance or
Notional Amount, as applicable, represented by such Certificate determined as of the Closing Date (as stated on the face of such Certificate) and the denominator of which is the Aggregate Certificate Balance or Notional Amount, as applicable, of all of the Certificates of such Class determined as of the Closing Date. With respect to each Residual Certificate, the percentage interest in distributions
(if any) to be made with respect to the relevant Class, as stated on the face of such Certificate.

     "PERFORMING PARTY" has the meaning set forth in Section 8.26(b).

     "PERMITTED TRANSFEREE" means any Transferee other than a Disqualified
Organization.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PHASE I ENVIRONMENTAL REPORT" means a report by an Independent Person who regularly conducts environmental site assessments in accordance with then current standards imposed by institutional commercial mortgage lenders and who has a reasonable amount of experience conducting such assessments.

     "PLACEMENT AGENT" means Morgan Stanley & Co. Incorporated and Bear, Stearns
& Co. Inc. or its respective successor in interest.

     "PLAN" has the meaning set forth in Section 3.3(d).

     "PLANNED PRINCIPAL BALANCE" means for any Distribution Date, the balance shown for such Distribution Date on Schedule XIII.

     "PLAN ASSET REGULATIONS" means the Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101.

     "PRELIMINARY PROSPECTUS SUPPLEMENT" has the meaning set forth in the
Preliminary Statement hereto.

     "PREPAYMENT INTEREST EXCESS" means for any Distribution Date and the related Collection Period, during which a full or partial Principal Prepayment
(including payment of a Balloon Payment other than in connection with the foreclosure or liquidation of a Mortgage

                                      -51-

Loan) is made after the Due Date for such Mortgage Loan through and including the last day of the Collection Period, the amount of interest that accrues on the amount of such Principal Prepayment from such Due Date to the date such payment was made, plus (if made) any payment by the Mortgagor of interest that would have accrued to the next succeeding Due Date (net of the Master Servicing
Fee, the Primary Servicing Fee, the Excess Servicing Fees, the Special Servicing
Fee, the Trustee Fee and the servicing fee and trustee fee payable in connection with any Non-Serviced Mortgage Loan (in the case of any Non-Serviced Mortgage
Loan), to the extent collected.

     "PREPAYMENT INTEREST SHORTFALL" means, with respect to any Distribution
Date, a shortfall in the collection of a full month's interest on any Mortgage
Loan, by reason of a full or partial Principal Prepayment (including payment of a Balloon Payment other than in connection with the foreclosure or liquidation of a Mortgage Loan) made during any Collection Period prior to the Due Date for such Mortgage Loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). The amount of any Prepayment Interest Shortfall shall equal the excess of (A) the aggregate amount of interest which would have accrued on the Scheduled Principal
Balance of such Mortgage Loan if the Mortgage Loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made (net of the
Master Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fees, the
Special Servicing Fee, the Trustee Fee and the servicing fee payable in connection with any Non-Serviced Mortgage Loan (in the case of any Non-Serviced
Mortgage Loan)) over (B) the aggregate interest that did so accrue through the date such payment was made (net of such fees).

     "PREPAYMENT PREMIUM" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note for any Distribution Date, the prepayment premiums, yield maintenance charges or percentage premiums, if any, received during the related Collection Period in connection with Principal Prepayments on such Mortgage Loan, Serviced Companion Mortgage Loan or B Note.

     "PRIMARY COLLATERAL" means the portion of the Mortgaged Property securing the Repurchased Loan or Crossed Mortgage Loan, as applicable, that is encumbered by a first mortgage lien.

     "PRIMARY SERVICER" means Principal Global Investors, LLC and its permitted successors and assigns.

     "PRIMARY SERVICING AGREEMENT" means the agreement between the Primary
Servicer and the Master Servicer, dated as of July 1, 2005, a form of which is attached hereto as Exhibit G, under which the Primary Servicer services the
Mortgage Loans set forth on the schedule attached thereto.

     "PRIMARY SERVICING FEE" means, for each calendar month, as to each Mortgage
Loan, the applicable Primary Servicing Fee Rate multiplied by the Scheduled
Principal Balance of such Mortgage Loan immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such Mortgage Loan for which interest actually accrues on such
Mortgage Loan and payable only from collections on such Mortgage Loan.

                                      -52-

     "PRIMARY SERVICING FEE RATE" means, the monthly fee payable to the Primary
Servicer (or the Master Servicer, as applicable) based on the per annum rate specified on the Mortgage Loan Schedule, as more specifically described, in the case of the Primary Servicer, in the Primary Servicing Agreement (determined in the same manner (other than the rate of accrual) as the applicable Mortgage Rate is determined for such Mortgage Loan for such month).

     "PRINCIPAL" has the meaning set forth in the Preliminary Statement hereto.

     "PRINCIPAL BALANCE" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan, B Note or REO Mortgage Loan, for purposes of performing calculations with respect to any Distribution Date, the principal balance of such Mortgage Loan, Serviced Companion Mortgage Loan, B Note or the related REO
Mortgage Loan outstanding as of the Cut-Off Date after taking into account all principal and interest payments made or due on or prior to the Cut-Off Date
(assuming, for any Mortgage Loan, Serviced Companion Mortgage Loan or B Note
with a Due Date in July 2005 that is not July 1, 2005, that principal and interest payments for such month were paid on July 1, 2005), reduced (to not less than zero) by (i) any payments or other collections of amounts allocable to principal with respect to such Mortgage Loan, Serviced Companion Mortgage Loan,
B Note or any related REO Mortgage Loan that have been collected or received during any preceding Collection Period, other than any Scheduled Payments due in any subsequent Collection Period, and (ii) any Realized Principal Loss incurred in respect of such Mortgage Loan or related REO Mortgage Loan during any related
Collection Period.

     "PRINCIPAL BALANCE CERTIFICATES" means, collectively, the Class A-1, Class
A-2, Class A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C,
Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
Class N, Class O and Class P Certificates.

     "PRINCIPAL DISTRIBUTION AMOUNT" means, on any Distribution Date, the amount equal to the excess, if any, of

     (I) the sum of:

     (A) the aggregate (without duplication) of the following:

     (i) the principal portion of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in
each case, to the extent received or advanced, as the case may be, in respect of the Mortgage Loans and any REO Mortgage Loans (but not in respect of any
Serviced Companion Mortgage Loan or B Note or its successor REO Mortgage Loan)
for their respective Due Dates occurring during the related Collection Period;
and

     (ii) all payments (including Principal Prepayments and the principal portion of Balloon Payments but not in respect of any Serviced Companion
Mortgage Loan or B Note or its respective successor REO Mortgage Loan) and any other collections (including Liquidation Proceeds (other than the portion thereof, if any, constituting Excess Liquidation Proceeds), Condemnation
Proceeds, Insurance Proceeds, Purchase Proceeds and REO Income) received on or in respect of the Mortgage Loans during the related Collection Period and that were identified

                                      -53-

and applied by the Master Servicer as recoveries of principal thereof in accordance with this Agreement;

     (B) the aggregate amount of any collections received on or in respect of the Mortgage Loans during the related Collection Period that, in each case, represents a delinquent amount as to which an Advance had been made, which
Advance (or interest thereon) was previously reimbursed during the Collection
Period for a prior Distribution Date as part of a Workout-Delayed Reimbursement
Amount for which a deduction was made under clause (II)(A) below with respect to such Distribution Date; and

     (C) the aggregate amount of any collections received on or in respect of the Mortgage Loans during the related Collection Period that, in each case, represents a recovery of an amount previously determined (in a Collection Period for a prior Distribution Date) to have been a Nonrecoverable Advance (or interest thereon) and for which a deduction was made under clause (II)(B) below with respect to a prior Distribution Date, and which are applied pursuant to
Section 6.6(c)(i); over

     (II) the sum of:

     (A) the aggregate amount of Workout-Delayed Reimbursement Amounts (and
Advance Interest thereon) that was reimbursed or paid during the related
Collection Period to one or more of the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent from amounts in the Collection Account allocable to principal received or advanced with respect to the Mortgage Loans pursuant to subsection (iii) of Section 5.2(a)(II); and

     (B) the aggregate amount of Nonrecoverable Advances (and Advance Interest thereon) that was reimbursed or paid during the related Collection Period to one or more of the Master Servicer, the Special Servicer, the Trustee and the Fiscal
Agent during the related Collection Period from amounts in the Collection
Account allocable to principal received or advanced with respect to the Mortgage
Loans pursuant to subsection (iv) of Section 5.2(a)(II).

     "PRINCIPAL LOANS" means, collectively those Mortgage Loans sold to the
Depositor pursuant to Mortgage Loan Purchase Agreement III and shown on Schedule
III hereto.

     "PRINCIPAL PREPAYMENT" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, a Serviced Companion Mortgage Loan
or a B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced
Companion Mortgage Loan or B Note in advance of its scheduled Due Date, including, without limitation, all proceeds, to the extent allocable to principal, received from the payment of cash in connection with a substitution shortfall pursuant to Section 2.3; provided, that the pledge by a Mortgagor of
Defeasance Collateral with respect to a Defeasance Loan shall not be deemed to be a Principal Prepayment.

     "PRIVATE PLACEMENT MEMORANDUM" means the Private Placement Memorandum dated
July 19, 2005, pursuant to which the Class X-1, Class X-2, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class
P Certificates will be offered for sale.

     "PROSPECTUS" has the meaning set forth in the Preliminary Statement hereto.

                                      -54-

     "PURCHASE PRICE" means, with respect to the purchase by the Seller or liquidation by the Special Servicer of (i) a Mortgage Loan or an REO Mortgage
Loan pursuant to Article II of this Agreement, (ii) an REO Mortgage Loan pursuant to Section 9.15 or (iii) a Mortgage Loan pursuant to Section 9.36 under the circumstances described therein, a price equal to the sum (without duplication) of (A) 100% of the unpaid Principal Balance of such Mortgage Loan
(or deemed Principal Balance, in the case of an REO Mortgage Loan), plus (B)
accrued but unpaid interest thereon calculated at the Mortgage Rate to, but not including, the Due Date in the Collection Period in which such purchase or liquidation occurs, plus (C) the amount of any expenses related to such Mortgage
Loan and any related Serviced Companion Mortgage Loan, B Note or REO Property
(including any Servicing Advances and Advance Interest thereon (which have not been paid by the Mortgagor or out of Late Fees or default interest paid by the related Mortgagor on the related Mortgage Loan and any related Serviced
Companion Mortgage Loan or B Note) related to such Mortgage Loan and any related
Serviced Companion Mortgage Loan or B Note, the amount of any Servicing Advances
(and Advance Interest thereon) that were reimbursed from principal collections on the Mortgage Pool pursuant to Section 5.2(a)(II)(iii) and not subsequently recovered from the related Mortgagor, and all Special Servicing Fees and
Liquidation Fees paid with respect to the Mortgage Loan and any related Serviced
Companion Mortgage Loan or B Note) that are reimbursable or payable to the
Master Servicer, the Special Servicer, the Paying Agent, the Trustee, the Fiscal
Agent, any Non-Serviced Mortgage Loan Master Servicer or any Non-Serviced
Mortgage Loan Special Servicer, plus (D) if such Mortgage Loan or REO Mortgage
Loan is being repurchased or substituted for by a Seller pursuant to the related
Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the Master Servicer, the Special Servicer, the
Depositor, the Paying Agent or the Trustee in respect of the Material Breach or
Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included in (C) above).

     "PURCHASE PROCEEDS" means any cash amounts received by the Master Servicer in connection with: (i) the repurchase of a Mortgage Loan or an REO Mortgage
Loan by a Seller pursuant to Section 2.3 or (ii) the purchase of the Mortgage
Loans and REO Properties by the Depositor, the Master Servicer, the Special
Servicer or the holders of the Class R-I Certificates pursuant to Section
10.1(b).

     "QUALIFIED BIDDER" means (A) as used in section 8.29(c), a Person qualified to act as successor Master Servicer hereunder pursuant to Section 8.22(b)
(including the requirement set forth in Section 8.22(b) that Rating Agency
Confirmation shall have been obtained from each Rating Agency with respect to such Person) and (B) as used in Section 9.31(c), any Person qualified to act as successor Special Servicer hereunder pursuant to Section 9.21(b) (including the requirement set forth in Section 9.21(b) that Rating Agency Confirmation shall have been obtained form each Rating Agency with respect to such Person).

     "QUALIFIED INSTITUTIONAL BUYER" means a qualified institutional buyer qualifying pursuant to Rule 144A.

     "QUALIFIED INSURER" means, (i) with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note, an insurance company duly qualified as such under the laws of the state in which the related Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance, but in no

                                      -55-

event rated lower than "A" by Fitch or if not so rated, then Fitch has issued a
Rating Agency Confirmation and "A" by S&P if rated by S&P or if not rated by
S&P, then S&P has issued a Rating Agency Confirmation, and (ii) with respect to the Servicer Errors and Omissions Insurance Policy or Servicer Fidelity Bond an
insurance company that has a claim paying ability no lower than "A" by Fitch if rated by Fitch, or if not rated by Fitch, then rated A:IX by A.M. Best or as to which Fitch has issued a Rating Agency Confirmation, and "A" by S&P if rated by
S&P or if not rated by S&P, then S&P has issued a Rating Agency Confirmation, or
(iii) in either case, a company not satisfying clause (i) or (ii) but with respect to which a Rating Agency Confirmation is obtained. "Qualified Insurer"
shall also mean any entity that satisfies all of the criteria, other than the ratings criteria, set forth in one of the foregoing clauses and whose obligations under the related insurance policy are guaranteed or backed by an entity that satisfies the ratings criteria set forth in such clause (construed as if such entity were an insurance company referred to therein).

     "QUALIFYING SUBSTITUTE MORTGAGE LOAN" means, in the case of a Mortgage Loan substituted for a Deleted Mortgage Loan, a Mortgage Loan which, on the date of substitution, (i) has an outstanding principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of the Principal Balance of the Deleted Mortgage Loan; provided, however, that, to the extent that the principal balance of such Mortgage Loan is less than the Principal Balance of the Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the Mortgage
Rate on the related Mortgage Loan from the date as to which interest was last paid through the last day of the month in which such substitution occurs, shall be paid by the party effecting such substitution to the Master Servicer for deposit into the Certificate Account, and shall be treated as a Principal
Prepayment hereunder; (ii) is accruing interest at a rate of interest at least equal to that of the Deleted Mortgage Loan; (iii) has a remaining term to stated
maturity not greater than, and not more than two years less than, that of the
Deleted Mortgage Loan; (iv) has an original Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan and a current Loan-to-Value Ratio (equal to the outstanding principal balance on the date of substitution divided by its current Appraised Value) not higher than the current Loan-to-Value Ratio of the
Deleted Mortgage Loan and has a current Debt Service Coverage Ratio equal to or greater than the current Debt Service Coverage Ratio of the Deleted Mortgage
Loan; (v) will comply with all of the representations and warranties relating to
Mortgage Loans set forth herein, as of the date of substitution; (vi) has a
Phase I Environmental Report relating to the related Mortgaged Property in its
Mortgage Files and such Phase I Environmental Report does not, in the good faith reasonable judgment of the Special Servicer, consistent with the Servicing
Standard, raise material issues that have not been adequately addressed; (vii)
has an engineering report relating to the related Mortgaged Property in its
Mortgage Files and such engineering report does not, in the good faith reasonable judgment of the Special Servicer, consistent with the Servicing
Standard raise material issues that have not been adequately addressed; and
(viii) as to which the Trustee and the Paying Agent have received an Opinion of
Counsel, at the related Seller's expense, that such Mortgage Loan is a
"qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the
Code; provided that no Mortgage Loan may have a Maturity Date after the date three years prior to the Rated Final Distribution Date, and provided, further, that no such Mortgage Loan shall be substituted for a Deleted Mortgage Loan unless Rating Agency Confirmation is obtained, and provided, further that no such Mortgage Loan shall be substituted for a Deleted Mortgage Loan unless the
Operating Adviser shall have approved of such substitution (provided, however, that such approval of the Operating Adviser may not be unreasonably withheld).
In the event that

                                      -56-

either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage
Loans, then (A) the Principal Balance referred to in clause (i) above shall be determined on the basis of aggregate Principal Balances and (B) the rates referred to in clause (ii) above and the remaining term to stated maturity referred to in clause (iii) above shall be determined on a weighted average basis (provided, that the REMIC I Net Mortgage Rate for any Qualifying
Substitute Mortgage Loan may not be less than the highest Pass-Through Rate of any outstanding Class of Certificates that is not based on, or subject to a cap equal to, the Weighted Average REMIC I Net Mortgage Rate). Whenever a Qualifying
Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify that such
Mortgage Loan meets all of the requirements of this definition and shall send such certification to the Paying Agent, which shall deliver a copy of such certification to the Special Servicer, the Trustee and the Operating Adviser
promptly, and in any event within five Business Days following the Paying
Agent's receipt of such certification.

     "RATED FINAL DISTRIBUTION DATE" means with respect to each rated Class of
Certificates, the Distribution Date in June 2047.

     "RATING AGENCIES" means Fitch and S&P.

     "RATING AGENCY CONFIRMATION" means, with respect to any matter, confirmation in writing by each Rating Agency (or such Rating Agency as is specified herein) that a proposed action, failure to act, or other event specified herein will not in and of itself result in the withdrawal, downgrade, or qualification, as applicable, of the then-current rating assigned by such
Rating Agency to any Class of Certificates then rated by such Rating Agency, provided that with respect to any matter affecting any Serviced Companion
Mortgage Loan, such confirmation shall also refer to the nationally recognized statistical rating organizations then rating the securities representing an interest in such loan and such rating organizations' respective ratings of such securities.

     "REALIZED INTEREST LOSS" means, with respect to each Mortgage Loan, (i) in the case of a Liquidation Realized Loss, the portion of any Liquidation Realized
Loss that exceeds the Realized Principal Loss on the related Mortgage Loan, (ii)
in the case of a Bankruptcy Loss, the portion of such Realized Loss attributable to accrued interest on the related Mortgage Loan, (iii) in the case of an
Expense Loss, an Expense Loss resulting in any period from the payment of the
Special Servicing Fee and any Expense Losses treated as Realized Interest Losses pursuant to clause (iv) of the definition of "Realized Principal Loss" or (iv)
in the case of a Modification Loss, a Modification Loss described in clause
(iii) of the definition thereof.

     "REALIZED LOSS" means a Liquidation Realized Loss, a Modification Loss, a
Bankruptcy Loss or an Expense Loss with respect to a Mortgage Loan.

     "REALIZED PRINCIPAL LOSS" means, with respect to each Mortgage Loan, (i) in the case of a Liquidation Realized Loss, the amount of such Liquidation Realized
Loss, to the extent that it does not exceed the Principal Balance (plus the amount of any Unliquidated Advance with respect to such Mortgage Loan) of the
Mortgage Loan (or deemed Principal Balance, in the case of REO Property), (ii)
in the case of a Modification Loss, the amount of such Modification Loss described in clause (i) of the definition thereof, (iii) in the case of a
Bankruptcy Loss, the portion

                                      -57-

of such Bankruptcy Loss attributable to the reduction in the Principal Balance of the related Mortgage Loan, (iv) in the case of an Expense Loss, the amount of such Expense Loss (other than Expense Losses resulting from the payment of
Special Servicing Fees) to the extent that such Expense Loss does not exceed amounts collected in respect of the Mortgage Loans that were identified as allocable to principal in the Collection Period in which such Expense Losses were incurred, and any such excess shall be treated as a Realized Interest Loss,
(v) the amounts in respect thereof that are withdrawn from the Certificate
Account pursuant to Section 6.6(b)(i) and (vi) any Unliquidated Advance that is determined by the Master Servicer to be a Nonrecoverable Advance.

     "RECORD DATE" means, for each Distribution Date and each Class of
Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "RECOVERIES" means, as of any Distribution Date, any amounts recovered with respect to a Mortgage Loan, a Serviced Companion Mortgage Loan, a B Note or REO
Property following the period in which a Final Recovery Determination occurs plus other amounts defined as "Recoveries" herein.

     "REGULATION S" means Regulation S under the 1933 Act.

     "REGULATION S CERTIFICATE" means a written certification substantially in the form set forth in Exhibit F hereto certifying that a beneficial owner of an interest in a Regulation S Temporary Global Certificate is not a U.S. Person (as
defined in Regulation S).

     "REGULATION S GLOBAL CERTIFICATES" means the Regulation S Permanent Global
Certificates together with the Regulation S Temporary Global Certificates.

     "REGULATION S PERMANENT GLOBAL CERTIFICATE" means any single permanent global Certificate, in definitive, fully registered form without interest coupons received in exchange for a Regulation S Temporary Global Certificate.

     "REGULATION S TEMPORARY GLOBAL CERTIFICATE" means, with respect to any
Class of Certificates offered and sold outside of the United States in reliance on Regulation S, a single temporary global Certificate, in definitive, fully registered form without interest coupons.

     "REHABILITATED MORTGAGE LOAN" means any Specially Serviced Mortgage Loan with respect to which (i) three consecutive Scheduled Payments have been made
(in the case of any such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note that was modified, based on the modified terms), or a complete defeasance shall have occurred, (ii) no other Servicing Transfer Event has occurred and is continuing (or with respect to determining whether a Required Appraisal Loan is a Rehabilitated Mortgage Loan for applying Appraisal Reductions, no other
Appraisal Event has occurred and is continuing) and (iii) the Trust has been reimbursed for all costs incurred as a result of the occurrence of a Servicing
Transfer Event, such amounts constitute a Workout-Delayed Reimbursement Amount, or such amounts have been forgiven. An A Note shall not constitute a
Rehabilitated Mortgage Loan unless its related B Note would constitute a
Rehabilitated Mortgage Loan. A B Note shall not constitute a Rehabilitated
Mortgage Loan unless its related A Note also would constitute a Rehabilitated
Mortgage Loan. A Serviced Pari Passu Mortgage Loan shall not constitute a
Rehabilitated Mortgage Loan unless

                                      -58-

its related Serviced Companion Mortgage Loan would constitute a Rehabilitated
Mortgage Loan. A Serviced Companion Mortgage Loan shall not constitute a
Rehabilitated Mortgage Loan unless its related Serviced Pari Passu Mortgage Loan also would constitute a Rehabilitated Mortgage Loan.

     "RELEASE DATE" means the date 40 days after the later of (i) the commencement of the offering of the Certificates and (ii) the Closing Date.

     "REMIC" means a real estate mortgage investment conduit within the meaning of Section 860D of the Code.

     "REMIC I" means the segregated pool of assets consisting of the Mortgage
Loans (other than any Excess Interest payable thereon), such amounts with respect thereto as shall from time to time be held in the Certificate Account, the Reserve Account, the Distribution Account (other than the portion thereof constituting the Excess Interest Sub-account) and the Interest Reserve Account, the Insurance Policies (other than the interests of the holder of any
Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan or B
Note therein) and any REO Properties or beneficial interests therein (other than the interests of the holder of any Non-Serviced Companion Mortgage Loan or any
Serviced Companion Mortgage Loan or B Note therein), for which a REMIC election has been made pursuant to Section 12.1(a) hereof. Excess Interest on the
Mortgage Loans and the Excess Interest Sub-account shall constitute assets of the Trust but shall not be a part of any REMIC Pool formed hereunder. The
Non-Serviced Companion Mortgage Loans and any amounts payable thereon shall not constitute assets of the Trust or any REMIC Pool formed hereunder. No B Note or any amounts payable thereon shall constitute an asset of the Trust or any REMIC
Pool formed hereunder. No Serviced Companion Mortgage Loan or any amounts payable thereon shall constitute an asset of the Trust or any REMIC Pool formed hereunder.

     "REMIC I INTERESTS" means, collectively, the REMIC I Regular Interests and the Class R-I Certificates.

     "REMIC I NET MORTGAGE RATE" means, with respect to any Distribution Date, as to any REMIC I Regular Interest, a rate per annum equal to (a) with respect to any Mortgage Loan that accrues interest on the basis of a 360-day year consisting of twelve (12) 30-day months ("30/360 basis"), (i) the Mortgage Rate thereof (without taking into account any increase therein after the Anticipated
Repayment Date in respect of an ARD Loan or any default interest rate) as of the
Cut-Off Date and without regard to any modification, waiver or amendment of the terms thereof following the Cut-Off Date, minus (ii) the Administrative Cost
Rate, and (b) with respect to any Mortgage Loan that accrues interest on a basis other than a 30/360 basis, the annualized rate that, when applied to the
Principal Balance of the related Mortgage Loan (on the day prior to the Due Date preceding such Distribution Date) on a 30/360 basis for the related loan accrual period, yields the amount of net interest that would have accrued during the related loan accrual period assuming a net interest rate equal to the rate described in clause (a) above, and assuming an interest accrual basis that is the same as the actual interest accrual basis of such Mortgage Loan, provided that for purposes of this clause (b), (i) the REMIC I Net Mortgage Rate for the loan accrual period relating to the Due Dates in both January (commencing in
2006) and February (commencing in 2006) in any year that is not a leap year and in February in any year that is a leap year, shall be determined net of any amounts transferred to the Interest Reserve

                                      -59-

Account and (ii) the REMIC I Net Mortgage Rate for the loan accrual period relating to the Due Date in March (commencing in 2006) shall be determined taking into account the addition of any amounts withdrawn from the Interest
Reserve Account.

     "REMIC I REGULAR INTERESTS" means, collectively, the uncertificated interests designated as "regular interests" in REMIC I, which shall consist of, with respect to each Mortgage Loan, an interest having an initial Certificate
Balance equal to the Cut-Off Date Scheduled Principal Balance of such Mortgage
Loan, and which has a Pass-Through Rate equal to the REMIC I Net Mortgage Rate of such Mortgage Loan.

     "REMIC II" means the segregated pool of assets consisting of the REMIC I
Regular Interests and related amounts in the Distribution Account for which a
REMIC election has been made pursuant to Section 12.1(a) hereof.

     "REMIC II INTERESTS" means, collectively, the REMIC II Regular Interests and the Class R-II Certificates.

     "REMIC II REGULAR INTEREST A-1A" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $9,140,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-1B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $54,025,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-1C" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $12,235,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-2A" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $43,853,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-2B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $40,747,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-3A" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $12,481,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-3B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate

                                      -60-

Balance equal to $32,219,000, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-AB" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-AB Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4AA" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $9,157,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4AB" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $45,835,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4AC" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $74,396,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4AD" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $39,066,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4AE" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $474,300,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-4B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-4B Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-JA" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $3,443,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST A-JB" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $14,542,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

                                      -61-

     "REMIC II REGULAR INTEREST A-JC" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $69,541,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST B-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $10,340,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST B-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $12,693,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST C-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $4,810,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST C-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $7,475,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST D" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class D
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST E-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $11,802,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST E-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $482,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST F" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class F
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST G-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $7,803,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

                                      -62-

     "REMIC II REGULAR INTEREST G-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $1,410,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST H" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class H
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST J" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class J
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST K-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $597,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST K-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $2,474,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST L" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class L
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST M" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class M
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST N" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class N
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST O" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class O
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

     "REMIC II REGULAR INTEREST P" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a
Certificate Balance equal to the Aggregate Certificate Balance of the Class P
Certificates, and which has a Pass-Through Rate equal to the Weighted Average
REMIC I Net Mortgage Rate.

                                      -63-

     "REMIC II REGULAR INTERESTS" means, collectively, the REMIC II Regular
Interest A-1A, REMIC II Regular Interest A-1B, REMIC II Regular Interest A-1C,
REMIC II Regular Interest A-2A, REMIC II Regular Interest A-2B, REMIC II Regular
Interest A-3A, REMIC II Regular Interest A-3B, REMIC II Regular Interest A-AB,
REMIC II Regular Interest A-4AA, REMIC II Regular Interest A-4AB, REMIC II
Regular Interest A-4AC, REMIC II Regular Interest A-4AD, REMIC II Regular
Interest A-4AE, REMIC II Regular Interest A-4B, REMIC II Regular Interest A-JA,
REMIC II Regular Interest A-JB, REMIC II Regular Interest A-JC, REMIC II Regular
Interest B-1, REMIC II Regular Interest B-2, REMIC II Regular Interest C-1,
REMIC II Regular Interest C-2, REMIC II Regular Interest D, REMIC II Regular
Interest E-1, REMIC II Regular Interest E-2, REMIC II Regular Interest F, REMIC
II Regular Interest G-1, REMIC II Regular Interest G-2, REMIC II Regular
Interest H, REMIC II Regular Interest J, REMIC II Regular Interest K-1, REMIC II
Regular Interest K-2, REMIC II Regular Interest L, REMIC II Regular Interest M,
REMIC II Regular Interest N, REMIC II Regular Interest O and REMIC II Regular
Interest P.

     "REMIC III" means the segregated pool of assets consisting of the REMIC II
Regular Interests and related amounts in the Distribution Account for which a
REMIC election has been made pursuant to Section 12.1(a) hereof.

     "REMIC III CERTIFICATES" has the meaning set forth in the final paragraph of the Preliminary Statement hereto.

     "REMIC III REGULAR INTERESTS" means, collectively, the Class A-1
Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-AB
Certificates, Class A-4A Certificates, Class A-4B Certificates, Class A-J
Certificates, Class X-1 Certificates, Class X-2 Certificates, Class B
Certificates, Class C Certificates, Class D Certificates, Class E Certificates,
Class F Certificates, Class G Certificates, Class H Certificates, Class J
Certificates, Class K Certificates, Class L Certificates, Class M Certificates,
Class N Certificates, Class O Certificates and the portion of the Class P
Certificates representing the Class P REMIC Interest that is a "regular interest" in REMIC III.

     "REMIC POOL" means each of the three segregated pools of assets designated as a REMIC pursuant to Section 12.1(a) hereof.

     "REMIC PROVISIONS" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections
860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and final, temporary and proposed regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time and taking account, as appropriate, of any proposed legislation or regulations which, as proposed, would have an effective date prior to enactment or promulgation thereof.

     "REMIC REGULAR CERTIFICATES" means, collectively, the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class X-1, Class X-2,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O and Class P Certificates.

     "RENT LOSS POLICY" or "RENT LOSS INSURANCE" means a policy of insurance generally insuring against loss of income or rent resulting from hazards or acts of God.

                                      -64-

     "RENTS FROM REAL PROPERTY" means, with respect to any REO Property, income of the character described in Section 856(d) of the Code.

     "REO ACCOUNT" shall have the meaning set forth in Section 9.14(a) hereof.

     "REO DISPOSITION" means the receipt by the Master Servicer or the Special
Servicer of Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) from the sale or other disposition of REO Property.

     "REO INCOME" means, with respect to any REO Property that had not been security for an A/B Mortgage Loan or Loan Pair for any Collection Period, all
income received in connection with such REO Property during such period less any operating expenses, utilities, real estate taxes, management fees, insurance premiums, expenses for maintenance and repairs and any other capital expenses directly related to such REO Property paid during such period or, with respect to an REO Property that had been security for an A/B Mortgage Loan or Loan Pair, the portion of the amounts described above received with respect to such REO
Property and allocable to the related A Note or Serviced Pari Passu Mortgage
Loan, as applicable, pursuant to the related Intercreditor Agreement or Loan
Pair Intercreditor Agreement, as applicable. With respect to any Non-Serviced
Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the Mortgaged Property secured by such Non-Serviced Mortgage
Loan Mortgage), the REO Income shall comprise only such portion of the foregoing that is allocable to the holder of such Non-Serviced Mortgage Loan, and with respect to the Mortgaged Property securing any Loan Pair or A/B Mortgage Loan, only the portion of such amounts allocable to the holder of the related Serviced
Pari Passu Mortgage or the related A Note, as applicable, shall be included in
REO Income.

     "REO MORTGAGE LOAN" means a Mortgage Loan, a Serviced Companion Mortgage
Loan or a B Note as to which the related Mortgaged Property is an REO Property.

     "REO PROPERTY" means a Mortgaged Property (or an interest therein, if the
Mortgaged Property securing any Loan Pair or the Mortgaged Property securing an
A/B Mortgage Loan has been acquired by the Trust) acquired by the Trust through foreclosure, deed-in-lieu of foreclosure, abandonment or reclamation from bankruptcy in connection with a Defaulted Mortgage Loan or otherwise treated as foreclosure property under the REMIC Provisions; provided that a Mortgaged
Property that secures a Non-Serviced Mortgage Loan shall constitute an REO
Property if and when it is acquired under the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement for the benefit of the Trustee as the holder of such Non-Serviced Mortgage Loan and of the holder of the related Non-Serviced
Companion Loan(s) through foreclosure, acceptance of a deed-in-lieu of foreclosure, abandonment or reclamation from bankruptcy in connection with a default or otherwise treated as foreclosure property under the REMIC provisions.
The Special Servicer shall not have any obligations with respect to an REO
Property that relates to a Mortgaged Property that secures a Non-Serviced
Mortgage Loan and all references to the Special Servicer's obligations in this
Agreement with respect to "REO Property" shall exclude any such Mortgaged
Property that secures a Non-Serviced Mortgage Loan.

     "REPORT DATE" means the third Business Day before the related Distribution
Date.

                                      -65-

     "REPURCHASED LOAN" has the meaning set forth in Section 2.3(a).

     "REQUEST FOR RELEASE" means a request for release of certain documents relating to the Mortgage Loans, a form of which is attached hereto as Exhibit C.

     "REQUIRED APPRAISAL LOAN" means any Mortgage Loan, Loan Pair or B Note as to which an Appraisal Event has occurred. In the case of an A/B Mortgage Loan, upon the occurrence of an Appraisal Event in respect of either the related A
Note or B Note, the A/B Mortgage Loan shall be deemed to be a single Required
Appraisal Loan. A Mortgage Loan, Loan Pair or B Note will cease to be a Required
Appraisal Loan at such time as it is a Rehabilitated Mortgage Loan.

     "RESERVE ACCOUNT" shall mean the Reserve Account maintained by the Paying
Agent in accordance with the provisions of Section 5.3, which shall be an
Eligible Account.

     "RESIDUAL CERTIFICATES" means, with respect to REMIC I, the Class R-I
Certificates, with respect to REMIC II, the Class R-II Certificates and with respect to REMIC III, the Class R-III Certificates.

     "RESPONSIBLE OFFICER" means, when used with respect to the initial Trustee or the Fiscal Agent, any officer assigned to the Asset-Backed Securities Trust
Services Group, or with respect to the Paying Agent, any officer assigned to the
Corporate Trust Services Group, each with specific responsibilities for the matters contemplated by this Agreement and when used with respect to any successor Trustee, Fiscal Agent or Paying Agent, any Vice President, Assistant
Vice President, corporate trust officer or any assistant corporate trust officer or persons performing similar roles on behalf of the Trustee, Fiscal Agent or
Paying Agent.

     "RESTRICTED SERVICER REPORTS" means the following reports in CMSA format
(as in effect on the date hereof or as such formats may be changed from time to time by the CMSA) in, and containing substantially the information contemplated by, the forms attached hereto as part of Exhibit W prepared by the Master
Servicer (combining reports in such forms prepared by the Master Servicer and the Special Servicer (with respect to Specially Serviced Mortgage Loans and REO
Properties)): (i) a Comparative Financial Status Report; (ii) without duplication with Section 8.14, an NOI Adjustment Worksheet; (iii) without duplication with Section 8.14, a CMSA Operating Statement Analysis Report, (iv)
subject to Section 8.11(h), a CMSA Watch List, (v) a Property File, (vi) without duplication with Section 8.14, a Financial File, (vii) a CMSA Special Servicer
Loan File and (vii) a realized loss report substantially in the form included in
Exhibit W.

     "REVERSE SEQUENTIAL ORDER" means sequentially to the Class P, Class O,
Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E,
Class D, Class C, Class B, Class A-J and finally to the Class X and Class A
Senior Certificates, on a pro rata basis, as described herein.

     "RULE 144A" means Rule 144A under the 1933 Act.

     "RULE 144A-IAI GLOBAL CERTIFICATE" means, with respect to any Class of
Certificates offered and sold in reliance on Rule 144A or to certain
Institutional Accredited

                                      -66-

Investors, a single, permanent global Certificate, in definitive, fully registered form without interest coupons.

     "S&P" means Standard & Poor's Rating Services, a division of The
McGraw-Hill Companies, Inc., or its successor in interest.

     "SARBANES-OXLEY CERTIFICATION" has the meaning set forth in Section
8.26(b).

     "SCHEDULED PAYMENT" means each scheduled payment of principal of, and/or interest on, a Mortgage Loan, a Serviced Companion Mortgage Loan or a B Note
required to be paid on its Due Date by the Mortgagor in accordance with the terms of the related Mortgage Note, Serviced Companion Mortgage Loan or B Note
(excluding all amounts of principal and interest which were due on or before the
Cut-Off Date, whenever received, and taking account of any modifications thereof and the effects of any Debt Service Reduction Amounts and Deficient Valuation
Amounts). Notwithstanding the foregoing, the amount of the Scheduled Payment for any Serviced Pari Passu Mortgage Loan or Serviced Companion Mortgage Loan or any
A Note or B Note shall be calculated without regard to the related Loan Pair
Intercreditor Agreement or the related Intercreditor Agreement, as applicable.

     "SCHEDULED PRINCIPAL BALANCE" means, with respect to any Mortgage Loan,
Serviced Companion Mortgage Loan, Loan Pair, B Note or REO Mortgage Loan, for
purposes of performing calculations with respect to any Distribution Date, the
Principal Balance thereof minus the aggregate amount of any P&I Advances of principal previously made with respect to such Mortgage Loan, Serviced Companion
Mortgage Loan, Loan Pair, B Note or REO Mortgage Loan.

     "SELLER" means Principal, Wells Fargo, BSCMI or MSMC as the case may be.

     "SENIOR CERTIFICATES" means the Class A Senior and Class X Certificates.

     "SERVICED COMPANION MORTGAGE LOAN" means the Hinckley Companion Loan, which is serviced under this Agreement, is not a "Mortgage Loan" included in the
Trust, but is paid on a pari passu basis with a Mortgage Loan included in the
Trust.

     "SERVICED COMPANION MORTGAGE LOAN CUSTODIAL ACCOUNT" means each of the custodial sub-account(s) of the Certificate Account (but which are not included in the Trust) created and maintained by the Master Servicer pursuant to Section
5.1(c) on behalf of the holder of the related Serviced Companion Mortgage Loan.
Any such sub-account(s) shall be maintained as a sub-account of an Eligible
Account.

     "SERVICED PARI PASSU MORTGAGE" means the Mortgage securing a Serviced Pari
Passu Mortgage Loan and its related Serviced Companion Mortgage Loan secured by the related Mortgaged Property.

     "SERVICED PARI PASSU MORTGAGE LOAN" means the Hinckley Pari Passu Loan, which is a "Mortgage Loan" included in the Trust and is paid on a pari passu basis with a Serviced Companion Mortgage Loan.

                                      -67-

     "SERVICER ERRORS AND OMISSIONS INSURANCE POLICY" or "ERRORS AND OMISSIONS
INSURANCE POLICY" means an errors and omissions insurance policy maintained by the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, in accordance with Section 8.2, Section 9.2 and Section 7.17, respectively.

     "SERVICER FIDELITY BOND" or "FIDELITY BOND" means a bond or insurance policy under which the insurer agrees to indemnify the Master Servicer, the
Special Servicer, the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, (subject to standard exclusions) for all losses (less any deductible)
sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Master Servicer's, the Special Servicer's, the Trustee's, the
Fiscal Agent's or the Paying Agent's, as the case may be, directors, officers or employees and is maintained in accordance with Section 8.2, Section 9.2 and
Section 7.17, respectively.

     "SERVICER MORTGAGE FILE" means copies of the mortgage documents listed in the definition of "Mortgage File" relating to a Mortgage Loan and shall also include, to the extent required to be (and actually) delivered to the applicable
Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and
the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, any insurance policies or certificates (as applicable), any property inspection reports, any financial statements on the property, any escrow analysis, any tax bills, any Appraisal, any environmental report, any engineering report, any asset summary, financial information on the
Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies.

     "SERVICING ADVANCE" means any cost or expense of the Master Servicer, the
Special Servicer, the Trustee or the Fiscal Agent, as the case may be, designated as a Servicing Advance pursuant to this Agreement and any other costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee
or the Fiscal Agent, as the case may be, to protect and preserve the security for such Mortgage Loan and/or (if applicable) the related Serviced Companion
Mortgage Loan or B Note.

     "SERVICING OFFICER" means, any officer or employee of the Master Servicer involved in, or responsible for, the administration and servicing of the
Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee by the Master Servicer and signed by an officer of the
Master Servicer, as such list may from time to time be amended.

     "SERVICING STANDARD" means, with respect to the Master Servicer or the
Special Servicer, as the case may be, to service and administer the Mortgage
Loans (and any Serviced Companion Mortgage Loan and B Note but not any
Non-Serviced Mortgage Loan) that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (and in the case of any Serviced
Companion Mortgage Loan or B Note, the related holder of the Serviced Companion
Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage

                                      -68-

Loans, any Serviced Companion Mortgage Loan and any B Note (and, in the case of any Loan Pair or any A Note and B Note, the related Loan Pair Intercreditor
Agreement or the related Intercreditor Agreement, as applicable) and, to the extent consistent with the foregoing, further as follows:

     (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder;

     (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, any Serviced Companion Mortgage
Loan and any B Note or, if a Mortgage Loan, any Serviced Companion Mortgage Loan
or any B Note comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such Mortgage Loan to the
Certificateholders (as a collective whole) (or in the case of any A/B Mortgage
Loan and its related B Note or any Loan Pair, the maximization of the recovery of principal and interest on such A/B Mortgage Loan or Loan Pair, as applicable, to the Certificateholders and the holder of the related B Note or Serviced
Companion Mortgage Loan, as applicable, all taken as a collective whole) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the rate determined by the Special Servicer but in any event not less than (i) the related REMIC I Net Mortgage Rate, in the case of the Mortgage Loans (other than any A Note or Serviced Pari Passu Mortgage Loan) or (ii) the weighted average of the mortgage rates on the related A Note and B Note, in the case of any A/B
Mortgage Loan, and on the related Serviced Pari Passu Mortgage Loan and Serviced
Companion Mortgage Loan in the case of any Loan Pair); and without regard to:
(I) any other relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor;
(II) the ownership of any Certificate or any interest in any Non-Serviced
Companion Mortgage Loan, Serviced Companion Mortgage Loan, B Note or any
mezzanine loan related to a Mortgage Loan by the Master Servicer or the Special
Servicer, as the case may be, or any Affiliate thereof; (III) the Master
Servicer's obligation to make Advances; (IV) the right of the Master Servicer
(or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction and (V) any obligation of the Master Servicer (or any Affiliate thereof) to repurchase any Mortgage Loan from the Trust.

     "SERVICING TRANSFER EVENT" means the occurrence of any of the following events: (i) any Mortgage Loan (other than a Non-Serviced Mortgage Loan),
Serviced Companion Mortgage Loan or B Note as to which a Balloon Payment is past due, and the Master Servicer has determined, in its good faith reasonable judgment in accordance with the Servicing Standard, that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the Due Date such payment was due; (ii)
any Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note as to which, to the Master Servicer's knowledge, the
Mortgagor has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of, or relating

                                      -69-

to, such Mortgagor or to all or substantially all of its property, or the
Mortgagor has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days; (iii) any Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion Mortgage Loan or B Note
as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) any
Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note as to which the Master Servicer has knowledge of a default (other than a failure by the related Mortgagor to pay principal or interest) which in the good faith reasonable judgment of the Master Servicer materially and adversely affects the interests of the Certificateholders or the holder of any related Serviced Companion Mortgage Loan or B Note and which has occurred and remains unremedied for the applicable grace period specified in such Mortgage Loan (or, if no grace period is specified, 60 days); (v) any
Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note as to which the Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; and (vi) any Mortgage Loan (other than a Non-Serviced Mortgage
Loan), Serviced Companion Mortgage Loan or B Note as to which, in the good faith reasonable judgment of the Master Servicer, (a) (other than with respect to any
A/B Mortgage Loan) a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the Master Servicer, is reasonably likely to materially and adversely affect the interests of the Certificateholders or the holder of any related Serviced Companion Mortgage Loan or B Note (as the case may be); provided, however, that (1) if the holder of the B Note exercised its right to cure a monetary default and a monetary default occurs in the following month due to the holder of the B Note's failure to cure, then servicing of such Mortgage Loan shall be transferred to the Special Servicer on the Business Day following the expiration of the Cure Period (as defined in the related Intercreditor Agreement) of the holder of the B Note if the holder of the B Note does not cure the current monetary default or (2) if the holder of the B Note has exercised its right to cure the number of consecutive monetary defaults it is permitted to cure under the related Intercreditor Agreement and a monetary default occurs in the following month, then servicing of such Mortgage
Loan shall be transferred to the Special Servicer at the expiration of the
Mortgagor's grace period for the current monetary default. If a Servicing
Transfer Event occurs with respect to an A Note, it shall be deemed to have occurred also with respect to its related B Note; provided, however, that if a
Servicing Transfer Event would otherwise have occurred with respect to an A
Note, but has not so occurred solely because the holder of the related B Note has exercised its cure rights under the related Intercreditor Agreement, then a
Servicing Transfer Event will not occur with respect to such A/B Mortgage Loan.
If a Servicing Transfer Event occurs with respect to a B Note, it shall be deemed to have occurred also with respect to its related A Note. If a Servicing
Transfer Event occurs with respect to any Serviced Pari Passu Mortgage Loan, it shall be deemed to have occurred also with respect to the related Serviced
Companion Mortgage Loan. If a Servicing Transfer Event occurs with respect to any Serviced Companion Mortgage Loan, it shall be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan. Under the applicable Non-Serviced Mortgage Loan Pooling and Servicing Agreement, if a
Servicing Transfer Event occurs with respect to any Non-Serviced Companion
Mortgage Loan, it shall be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan.

                                      -70-

     "SIMILAR LAWS" has the meaning set forth in Section 3.3(d).

     "SINGLE-PURPOSE ENTITY" means a Person, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and collecting payments from
Defeasance Collateral for the benefit of the Trust and which (i) does not engage in any business unrelated thereto and the financing thereof; (ii) does not have any assets other than those related to its interest in Defeasance Collateral;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other Person;
(iv) conducts business in its own name and uses separate stationery, invoices and checks; (v) does not guarantee or assume the debts or obligations of any other Person; (vi) does not commingle its assets or funds with those of any other Person; (vii) transacts business with affiliates on an arm's length basis pursuant to written agreements; and (viii) holds itself out as being a legal entity, separate and apart from any other Person, and otherwise complies with the single-purpose requirements established by the Rating Agencies. The entity's organizational documents also provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the Single-Purpose Entity requirements.

     "SPECIAL SERVICER" means ARCap Servicing, Inc., or any successor Special
Servicer as herein provided, including without limitation, any successor Special
Servicer appointed pursuant to Section 9.39 hereof.

     "SPECIAL SERVICER COMPENSATION" means, with respect to any applicable period, the sum of the Special Servicing Fees, the Liquidation Fees and Work-Out
Fees and any other amounts to be paid to the Special Servicer pursuant to the terms of this Agreement.

     "SPECIAL SERVICER REMITTANCE DATE" means the Business Day preceding each
Determination Date.

     "SPECIAL SERVICING FEE" means, for each calendar month, as to each Mortgage
Loan (other than any Non-Serviced Mortgage Loan), Serviced Companion Mortgage
Loan or B Note that is a Specially Serviced Mortgage Loan (including REO
Mortgage Loans), the fraction or portion of the Special Servicing Fee Rate applicable to such month (determined using the same interest accrual methodology that is applied with respect to the Mortgage Rate for such Mortgage Loan,
Serviced Companion Mortgage Loan or B Note for such month) multiplied by the
Scheduled Principal Balance of such Specially Serviced Mortgage Loan immediately before the Due Date occurring in such month.

     "SPECIAL SERVICING FEE RATE" means 0.25% per annum.

     "SPECIAL SERVICING OFFICER" means any officer or employee of the Special
Servicer involved in, or responsible for, the administration and servicing of the Specially Serviced Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee, the
Paying Agent and the Master Servicer by the Special Servicer signed by an officer of the Special Servicer, as such list may from time to time be amended.

                                      -71-

     "SPECIALLY SERVICED MORTGAGE LOAN" means, as of any date of determination, any Mortgage Loan (other than any Non-Serviced Mortgage Loan), Serviced
Companion Mortgage Loan or B Note with respect to which the Master Servicer has notified the Special Servicer, the Operating Adviser and the Trustee that a
Servicing Transfer Event has occurred (which notice shall be effective upon receipt) and the Special Servicer has received all information, documents and records relating to such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note as reasonably requested by the Special Servicer to enable it to assume its duties with respect to such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note. A Specially Serviced Mortgage Loan shall cease to be a Specially Serviced
Mortgage Loan from and after the date on which the Special Servicer notifies the
Master Servicer, the Operating Adviser, the Paying Agent and the Trustee, in
accordance with Section 8.1(b), that such Mortgage Loan (and the related B Note in the case of an A/B Mortgage Loan, and the related Serviced Companion Mortgage
Loan in the case of a Loan Pair) has become a Rehabilitated Mortgage Loan (and, in the case of an A Note (or B Note) that is or was a Specially Serviced
Mortgage Loan, its related B Note (or A Note) has also become a Rehabilitated
Mortgage Loan and, in the case of a Serviced Pari Passu Mortgage Loan (or
Serviced Companion Mortgage Loan) that is or was a Specially Serviced Mortgage
Loan, its related Serviced Companion Mortgage Loan (or Serviced Pari Passu
Mortgage Loan) has also become a Rehabilitated Mortgage Loan), with respect to such Servicing Transfer Event, unless and until the Master Servicer notifies the
Special Servicer, the Paying Agent and the Trustee, in accordance with Section
8.1(b) that another Servicing Transfer Event with respect to such Mortgage Loan,
Serviced Companion Mortgage Loan or B Note exists or occurs.

     "STANDARD HAZARD INSURANCE POLICY" means a fire and casualty extended coverage insurance policy in such amount and with such coverage as required by this Agreement.

     "STARTUP DAY" means, with respect to each of REMIC I, REMIC II and REMIC
III, the day designated as such in Section 12.1(b).

     "SUB-SERVICER" has the meaning set forth in Section 8.4.

     "SUBORDINATE CERTIFICATES" means, collectively, the Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O and Class P Certificates.

     "SUCCESSFUL BIDDER" has the meaning set forth in Section 8.29(d) or Section
9.31(d), as applicable.

     "TAX MATTERS PERSON" means the person designated as the "tax matters person" of each REMIC Pool pursuant to Treasury Regulations Section 1.860F-4(d)
and temporary Treasury Regulations Section 301.6231(a)(7)-1T.

     "TERMINATION PRICE" has the meaning set forth in Section 10.1(b).

     "TITLE INSURANCE POLICY" means a title insurance policy maintained with respect to a Mortgage Loan issued on the date of origination of the related
Mortgage Loan.

                                      -72-

     "TRANSFER" means any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a
Certificate.

     "TRANSFEREE" means any Person who is acquiring by Transfer any Ownership
Interest in a Certificate.

     "TRANSFEROR" means any Person who is disposing by Transfer any Ownership
Interest in a Certificate.

     "TRUST" means the trust created pursuant to this Agreement, the assets which consist of all the assets of REMIC I (including the Mortgage Loans (other than Excess Interest), such amounts related thereto as shall from time to time be held in the Certificate Account, the Distribution Account, the Reserve
Account, the Interest Reserve Account, the Insurance Policies, any REO
Properties or beneficial interests therein and other items referred to in
Section 2.1(a) hereof); REMIC II; REMIC III and funds or assets from time to time on deposit in the Excess Interest Sub-account and any Excess Interest on the Mortgage Loans. The Trust shall not include any Non-Serviced Companion
Mortgage Loan, any B Note, any interest of the holders of a B Note, any A/B Loan
Custodial Account, any Serviced Companion Mortgage Loan, any interest of the holders of a Serviced Companion Mortgage Loan or any Serviced Companion Mortgage
Loan Custodial Account.

     "TRUSTEE" means LaSalle Bank National Association, as trustee, or its successor-in-interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then "Trustee" shall also mean such successor trustee (subject to Section 7.7 hereof) and such co-trustee (subject to Section
7.9 hereof), as the case may be.

     "TRUSTEE FEE" means for each calendar month, as to each Mortgage Loan
(including REO Mortgage Loans and Defeasance Loans), the portion of the Trustee
Fee Rate applicable to such month (determined using the same interest accrual methodology (other than the rate of accrual) that is applied with respect to the
Mortgage Rate for such Mortgage Loan for such month) multiplied by the Scheduled
Principal Balance of each such Mortgage Loan immediately before the Due Date occurring in such month; provided that a portion of the Trustee Fee agreed upon between the Trustee and the Paying Agent shall be applied to pay the Paying
Agent Fee.

     "TRUSTEE FEE RATE" means 0.0022% per annum (which includes the Paying Agent
Fee).

     "TRUSTEE MORTGAGE FILE" means the mortgage documents listed in the definition of "Mortgage File" hereof pertaining to a particular Mortgage Loan
(and, if applicable, the related Serviced Companion Mortgage Loan and the related B Note) and any additional documents required to be added to the
Mortgage File pursuant to this Agreement; provided that whenever the term
"Trustee Mortgage File" is used to refer to documents actually received by the
Trustee or a Custodian on its behalf, such terms shall not be deemed to include such documents required to be included therein unless they are actually so received.

     "UNDERWRITER" means each of Morgan Stanley & Co. Incorporated and Bear,
Stearns & Co. Inc. or its successors in interest.

                                      -73-

     "UNITED STATES TAX PERSON" means any of (i) a citizen or resident of the
United States, (ii) corporation or partnership organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (iv) a trust if a court within the United
States is able to exercise primary supervision over the administration of such trust, and one or more United States Tax Persons has the authority to control all substantial decisions of such trust.

     "UNLIQUIDATED ADVANCE" means any Advance previously made by a party hereto that has been previously reimbursed to that party by the Trust Fund as part of a
Workout-Delayed Reimbursement Amount pursuant to subsection (iii) of Section
5.2(a)(II), but that has not been recovered from the Mortgagor or otherwise from collections on or the proceeds of the Mortgage Loan or REO Property in respect of which the Advance was made.

     "UNPAID INTEREST" means, on any Distribution Date with respect to any Class
(or in the case of Classes A-4A and A-4B, such Classes collectively or individually as the context may require) of Interests or Certificates (other than the Residual Certificates), the portion of Distributable Certificate
Interest for such Class remaining unpaid as of the close of business on the preceding Distribution Date.

     "UNRESTRICTED SERVICER REPORTS" means the following reports in CMSA format
(as in effect on the date hereof or as such formats may be changed from time to time by the CMSA) in, and containing substantially the information contemplated by, the forms attached hereto as part of Exhibit X prepared by the Master
Servicer (combining reports in such forms prepared by the Master Servicer and the Special Servicer (with respect to Specially Serviced Mortgage Loans and REO
Properties)): (a) the following electronic files: (i) a Loan Setup File (with respect to the initial Distribution Date only); and (ii) a Loan Periodic Update
File; and (b) the following supplemental reports: (i) a Delinquent Loan Status
Report, (ii) an Historical Loan Modification Report, (iii) an Historical
Liquidation Report, (iv) an REO Status Report, and (v) a CMSA Loan Level
Reserve/LOC Report.

     "USAP" shall have the meaning set forth in Section 8.13.

     "WEIGHTED AVERAGE REMIC I NET MORTGAGE RATE" means, with respect to any
Distribution Date, the weighted average of the REMIC I Net Mortgage Rates for the REMIC I Regular Interests, weighted on the basis of their respective
Certificate Balances as of the close of business on the preceding Distribution
Date.

     "WELLS FARGO" has the meaning set forth in the Preliminary Statement hereto.

     "WELLS FARGO LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to Mortgage Loan Purchase Agreement II and shown on Schedule
II hereto.

     "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" has the meaning set forth in subsection (II)(i) of Section 5.2(a).

     "WORK-OUT FEE" means a fee payable with respect to any Rehabilitated
Mortgage Loan (other than any Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note, equal to the product of (x) 1.0% and (y) the amount of each collection of

                                      -74-

interest (other than default interest and any Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated
Mortgage Loan.

     SECTION 1.2 Calculations Respecting Mortgage Loans.

     (a) Calculations required to be made by the Paying Agent pursuant to this
Agreement with respect to any Mortgage Loan, Serviced Companion Mortgage Loan or
B Note shall be made based upon current information as to the terms of such
Mortgage Loan, Serviced Companion Mortgage Loan and B Note and reports of payments received from the Master Servicer on such Mortgage Loan, Serviced
Companion Mortgage Loan and B Note and payments to be made to the Paying Agent as supplied to the Paying Agent by the Master Servicer. The Paying Agent shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer and may conclusively rely upon such information in making such calculations. If, however, a Responsible Officer of the Paying Agent has actual knowledge of an error in the calculations, the Paying Agent shall inform the Master Servicer of such error.

     (b) Unless otherwise required by law or the applicable Mortgage Loan,
Serviced Companion Mortgage Loan or B Note documents (or the related
Intercreditor Agreement or related Loan Pair Intercreditor Agreement, as applicable), or as otherwise provided for in the definition of Liquidation
Realized Loss, any amounts (other than escrow and reserve deposits and reimbursements of lender advances and expenses) received in respect of a
Mortgage Loan, a Serviced Companion Mortgage Loan or a B Note as to which a default has occurred and is continuing shall be applied first to overdue interest due with respect to such Mortgage Loan, Serviced Companion Mortgage
Loan or B Note at the Mortgage Rate thereof, next to current interest due with respect to such Mortgage Loan, Serviced Companion Mortgage Loan or B Note at the
Mortgage Rate thereof, next to the reduction of the Principal Balance of such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note to zero if such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note has been accelerated and in respect of any scheduled payments of principal then due to the extent that such Mortgage Loan, Serviced Companion Mortgage Loan or B Note has not yet
been accelerated, next to any default interest and other amounts due on such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note and finally to Late
Fees due with respect to such Mortgage Loan, Serviced Companion Mortgage Loan or
B Note. The foregoing allocations are intended to govern loan level allocations but shall not govern allocations of such amounts at the trust level for the purpose of determining Principal Distribution Amounts or Distributable
Certificate Interest.

     SECTION 1.3 CALCULATIONS RESPECTING ACCRUED INTEREST. Accrued interest on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months and Pass-Through Rates shall be carried out to eight decimal places, rounded if necessary. All dollar amounts calculated hereunder shall be rounded to the nearest penny.

     SECTION 1.4 INTERPRETATION.

     (a) Whenever the Agreement refers to a Distribution Date and a "related"
Collection Period, Interest Accrual Period, Record Date, Due Date, Report Date,
Monthly

                                      -75-

Certificateholders Report, Special Servicer Remittance Date, Master Servicer
Remittance Date or Determination Date, such reference shall be to the Collection
Period, Interest Accrual Period, Record Date, Due Date, Report Date, Special
Servicer Remittance Date, Master Servicer Remittance Date or Determination Date,
as applicable, immediately preceding such Distribution Date.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section
1.1 shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable.

     (c) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement, shall refer to this agreement as a whole and not to any particular provision of this Agreement, and references to
Sections, Schedules and Exhibits contained in this Agreement are references to
Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     (d) Whenever a term is defined herein, the definition ascribed to such term shall be equally applicable to both the singular and plural forms of such term and to masculine, feminine and neuter genders of such term.

     (e) This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

     SECTION 1.5 ARD LOANS.

     Notwithstanding any provision of this Agreement:

     (a) For the ARD Loans, the Excess Interest accruing as a result of the step-up in the Mortgage Rate upon failure of the related Mortgagor to pay the principal due on the Anticipated Repayment Date as specifically provided for in the related Mortgage Note shall not be taken into account for purposes of the definitions of "Appraisal Reduction," "Assumed Scheduled Payment," "Mortgage
Rate," "Purchase Price" and "Realized Loss."

     (b) Excess Interest shall constitute an asset of the Trust but not an asset of any REMIC Pool.

     (c) Neither the Master Servicer nor the Special Servicer shall take any enforcement action with respect to the payment of Excess Interest on any
Mortgage Loan unless the taking of such action is consistent with the Servicing
Standard and all other amounts due under such Mortgage Loan have been paid, and, in the good faith and reasonable judgment of the Master Servicer and the Special
Servicer, as the case may be, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated interest thereon.

     (d) Liquidation Fees shall not be deemed to be earned on Excess Interest.

                                      -76-

     (e) With respect to an ARD Loan, after its Anticipated Repayment Date, the
Master Servicer or the Special Servicer, as the case may be, shall be permitted, in its discretion, to waive in accordance with Section 8.18 and Section 9.5 hereof, all or any accrued Excess Interest if, prior to the related Maturity
Date, the related Mortgagor has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess Interest, provided that the Master Servicer's or the Special Servicer's determination to waive the right to such accrued Excess Interest is in accordance with the
Servicing Standard and with Section 8.18 and Section 9.5 hereof. The Master
Servicer or the Special Servicer, as the case may be, will have no liability to the Trust, the Certificateholders or any other person so long as such determination is based on such criteria.

     SECTION 1.6 CERTAIN MATTERS WITH RESPECT TO LOAN PAIRS AND A/B MORTGAGE
LOANS.

     (a) The parties hereto acknowledge that, pursuant to the related Loan Pair
Intercreditor Agreement or the related Intercreditor Agreement, if a Serviced
Pari Passu Mortgage Loan or B Note, as applicable, is no longer part of the
Trust Fund or is no longer serviced pursuant to the terms of this Agreement, the holder of such Serviced Pari Passu Mortgage Loan or B Note, as applicable, shall negotiate one or more new servicing agreements with the Master Servicer and the
Special Servicer, provided that, prior to entering into any such new servicing agreement, the new holder of such Serviced Pari Passu Mortgage Loan or B Note, as applicable, shall obtain and provide to the holder of the related Serviced
Companion Mortgage Loan and/or B Note written confirmation from each rating agency then rating any securitization relating to such Serviced Companion
Mortgage Loan and/or B Note providing that such new servicing agreement will not result in the downgrade, qualification or withdrawal of its then-current ratings of any securities issued in such securitization; provided, that prior to such time the Master Servicer and the Special Servicer shall continue to service the related Loan Pair and/or A/B Mortgage Loan to the extent provided in the related
Loan Pair Intercreditor Agreement or the related Intercreditor Agreement, as applicable.

     (b) For the avoidance of doubt and subject to subsection (a) above, the parties acknowledge that the rights and duties of each of the Master Servicer and the Special Servicer under Article VIII and Article IX and the obligation of the Master Servicer to make Advances, insofar as such rights, duties and obligations relate to any A/B Mortgage Loan (including both the related A Note and the related B Note) or Loan Pair, shall terminate upon the earliest to occur of the following with respect to such A/B Mortgage Loan or Loan Pair, as the case may be: (i) any repurchase of or substitution for the related A Note or
Serviced Pari Passu Mortgage Loan by the applicable Seller pursuant to Section
2.3, (ii) any purchase of the related A Note by the owner of the related B Note pursuant to the terms of the related Intercreditor Agreement and (iii) any payment in full of any and all amounts due (or deemed due) under the related A
Note or Serviced Pari Passu Mortgage Loan (or its successor REO Mortgage Loan)
(including amounts to which the holder of such A Note or Serviced Pari Passu
Mortgage Loan is entitled under the related Intercreditor Agreement or related
Loan Pair Intercreditor Agreement), as applicable; provided, however, that this statement shall not limit (A) the duty of the Master Servicer or the Special
Servicer to deliver or make available the reports otherwise required of it hereunder with respect to the Collection Period in which such event occurs or
(B) the rights of the Master

                                      -77-

Servicer or the Special Servicer that may otherwise accrue or arise in connection with the performance of its duties hereunder with respect to such A/B
Mortgage Loan or Loan Pair prior to the date on which such event occurs.

     (c) In connection with any purchase described in clause (ii) of subsection
(b) or an event described in clause (iii) of subsection (b), the Trustee, the
Master Servicer and the Special Servicer shall each tender to (in the case of a purchase under such clause (ii)) the related purchaser (provided that the related purchaser shall have paid the full amount of the applicable purchase price) or (in the case of such clause (iii)) to the holder of the related
Serviced Companion Mortgage Loan or B Note (if then still outstanding), upon delivery to them of a receipt executed by such purchaser or holder, all portions of the Mortgage File and other documents pertaining to such Loan Pair or A/B
Mortgage Loan, as applicable, possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to such purchaser or holder (or the designee of such purchaser or holder) in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee by the related Seller, but in any event, without recourse, representation or warranty; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master
Servicer of a Request for Release. The Master Servicer shall, and is also hereby authorized and empowered by the Trustee to, convey to such purchaser or such holder any deposits then held in an Escrow Account relating to the applicable
A/B Mortgage Loan or Loan Pair. If a Serviced Pari Passu Mortgage Loan and the
related Serviced Companion Mortgage Loan or an A Note and the related B Note under the applicable Mortgage Loan are then REO Mortgage Loans, then the Special
Servicer shall, and is also hereby authorized and empowered by the Trustee to, convey to such purchaser or such holder, in each case, to the extent not needed to pay or reimburse the Master Servicer, the Special Servicer, the Trustee or
the Fiscal Agent in accordance with this Agreement, deposits then held in the
REO Account insofar as they relate to the related REO Property.

     (d) If an expense under this Agreement relates, in the reasonable judgment of the Master Servicer, the Special Servicer, the Trustee or the Paying Agent,
as applicable, primarily to the administration of the Trust Fund or any REMIC formed hereunder or to any determination respecting the amount, payment or avoidance of any tax under the REMIC Provisions or the actual payment of any
REMIC tax or expense with respect to any REMIC formed hereunder, then such expense shall not be allocated to, deducted or reimbursed from, or otherwise charged against the holder of any Serviced Companion Mortgage Loan or B Note and such holder shall not suffer any adverse consequences as a result of the payment of such expense.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCES OF CERTIFICATES

     SECTION 2.1 CONVEYANCE OF MORTGAGE LOANS.

     (a) Effective as of the Closing Date, the Depositor does hereby assign in trust to the Trustee, without recourse, for the benefit of the
Certificateholders all the right, title and

                                      -78-

interest of the Depositor, in, to and under (i) the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements and title, hazard and other insurance policies, including all Qualifying Substitute Mortgage Loans, all distributions with respect thereto payable after the Cut-Off Date, the Mortgage File and all rights, if any, of the
Depositor in the Distribution Account, all REO Accounts, the Certificate
Account, the Reserve Account and the Interest Reserve Account, (ii) the
Depositor's rights under each Mortgage Loan Purchase Agreement that are permitted to be assigned to the Trustee pursuant to Section 14 thereof, (iii)
the Initial Deposit, (iv) the Depositor's rights under any Intercreditor
Agreement, Loan Pair Intercreditor Agreement, Non-Serviced Mortgage Loan
Intercreditor Agreement and the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement with respect to any Non-Serviced Mortgage Loan and (v) all other assets included or to be included in REMIC I for the benefit of REMIC II and REMIC III or the Class P Grantor Trust for the benefit of the Class P
Certificates. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-Off
Date. The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and is intended by the parties to constitute a sale. In connection with the initial sale of the Certificates by the Depositor, the purchase price to be paid includes a portion attributable to interest accruing on the Certificates from and after the Cut-Off Date. The transfer and assignment of any Non-Serviced Mortgage Loans to the Trustee and the right to service such Mortgage Loans are subject to the terms and conditions of the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement and the
related Non-Serviced Mortgage Loan Intercreditor Agreement, and the Trustee, by
the execution and delivery of this Agreement, hereby agrees that such Mortgage
Loans remain subject to the terms of the related Non-Serviced Mortgage Loan
Intercreditor Agreement and, with respect to each Serviced Pari Passu Mortgage
Loan and Serviced Companion Mortgage Loan, the related Loan Pair Intercreditor
Agreement.

     (b) In connection with the Depositor's assignment pursuant to Section
2.1(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, each Seller pursuant to the applicable Mortgage Loan
Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed hereunder, on or before the Closing Date, the Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File."
Each Seller is required, pursuant to the applicable Mortgage Loan Purchase
Agreement, to deliver to the Trustee the remaining documents constituting the
Mortgage File for each Mortgage Loan within the time period set forth therein.
None of the Trustee, the Fiscal Agent, the Paying Agent, any Custodian, the
Master Servicer or the Special Servicer shall be liable for any failure by any
Seller or the Depositor to comply with the document delivery requirements of the
Mortgage Loan Purchase Agreements and this Section 2.1(b).

     (c) The applicable Seller shall, at the expense of such Seller as to each of its respective Mortgage Loans, promptly (and in any event within 45 days following the receipt thereof) cause to be submitted for recording or filing
(except with respect to any Mortgage that has been recorded in the name of MERS or its designees), as the case may be, in the appropriate public office for real property records or UCC financing statements, as appropriate, each assignment to the Trustee referred to in clauses (iv), (vi)(B) and (ix)(B) of the definition of "Mortgage File;" provided, if the related Mortgage and UCC financing statements have been recorded in the name of MERS or its designee, no such assignments will be required to be submitted for recording or filing and instead, the applicable Seller has agreed in the applicable

                                      -79-

Mortgage Loan Purchase Agreement to take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording or filing; provided that in those instances where the public recording office retains the original Assignment of Mortgage, assignment of Assignment of
Leases or assignment of UCC financing statements, the applicable Seller shall obtain therefrom a certified copy of the recorded original. The applicable
Seller shall forward copies thereof to the Trustee and the Special Servicer and, if recorded in the name of MERS, shall deliver to the Master Servicer and the
Special Servicer, within 45 days of the Closing Date, evidence confirming that the Trustee is shown as the owner on the record of MERS. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the applicable Seller shall, pursuant to the applicable Mortgage Loan Purchase Agreement, promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the applicable Seller shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate. After the applicable Seller has caused the Trustee to be identified on the records of MERS as the owner of a Mortgage, it shall be the sole responsibility of the Master Servicer to ensure that subsequent relevant events relating to the Mortgage (as, for example, assumptions and partial releases) are promptly and properly registered with MERS throughout the term of the related Mortgage Loan for so long as the Mortgage
Loan is an asset of the Trust.

     The parties acknowledge the obligation of each Seller pursuant to Section 2 of the related Mortgage Loan Purchase Agreement to deliver to the Trustee, on or before the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached as Exhibit C to the Primary
Servicing Agreement in favor of the Trustee and the Special Servicer to empower the Trustee and, in the event of the failure or incapacity of the Trustee, the
Special Servicer, to submit for recording, at the expense of the applicable
Seller, any mortgage loan documents required to be recorded as described in the preceding paragraph and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The
Sellers agree to reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The Trustee and each other party hereto agrees that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the related Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the related Seller's expense, after the periods set forth above;
provided, however, the Trustee shall not submit such assignments for recording if the applicable Seller produces evidence that it has sent any such assignment for recording and certifies that it is awaiting its return from the applicable recording office.

     (d) All relevant servicing or loan documents and records in the possession of the Depositor or the Sellers that relate to the Mortgage Loans, Serviced
Companion Mortgage Loans or B Notes and that are not required to be a part of a
Mortgage File in accordance with the

                                      -80-

definition thereof shall be delivered to the Master Servicer or the Primary
Servicer on its behalf, on or before the date that is 45 days following the
Closing Date and shall be held by the Master Servicer or the Primary Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders. To the extent delivered to the Master Servicer or the Primary Servicer by the related
Seller, the Servicer Mortgage File, will include, to the extent required to be
(and actually) delivered to the applicable Seller pursuant to the applicable
Mortgage Loan documents, copies of the following items: the Mortgage Note, any
Mortgage, the Assignment of Leases and the Assignment of Mortgage, any
guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates (as applicable), the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Delivery of any of the foregoing documents to the Primary Servicer (or sub-servicer)
shall be deemed delivery to the Master Servicer and satisfy the Depositor's obligations under this Section 2.1(d). None of the Master Servicer, the Special
Servicer or the Primary Servicer shall have any liability for the absence of any of the foregoing items from the Servicing Mortgage File if such item was not delivered by the related Seller.

     (e) In connection with the Depositor's assignment pursuant to Section
2.1(a) above, the Depositor shall deliver to the Trustee on or before the
Closing Date a copy of a fully executed counterpart of each Mortgage Loan
Purchase Agreement, as in full force and effect on the Closing Date, which
Mortgage Loan Purchase Agreements shall contain the representations and warranties made by the Sellers with respect to each related Mortgage Loan as of the Closing Date.

     (f) In connection herewith, the Depositor has acquired the Principal Loans from Principal, the Wells Fargo Loans from Wells Fargo, the BSCMI Loans from
BSCMI and the MSMC Loans from MSMC. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits with copies of the related Mortgage Notes, as described in the definition of "Mortgage File")
relating to the Principal Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits with copies of the related Mortgage Notes, as described in the definition of "Mortgage File") relating to the Wells Fargo Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original
Mortgage Notes (or lost note affidavits with copies of the related Mortgage
Notes, as described in the definition of "Mortgage File") relating to the BSCMI
Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits with copies of the related Mortgage Notes, as described in the definition of "Mortgage File")
relating to the MSMC Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording of multiple assignment documents, Principal, Wells
Fargo, BSCMI and MSMC, as applicable, are required under the Mortgage Loan
Purchase Agreements to deliver Assignments of Mortgages and

                                      -81-

assignments of Assignments of Leases and assignments of UCC financing statements naming the Trustee, on behalf of the Certificateholders, as assignee.
Notwithstanding the fact that the assignments shall name the Trustee, on behalf of the Certificateholders, as the assignee, the parties hereto acknowledge and agree that for all purposes the Principal Loans shall be deemed to have been transferred from Principal to the Depositor, the Wells Fargo Loans shall be deemed to have been transferred from Wells Fargo to the Depositor, the BSCMI
Loans shall be deemed to have been transferred from BSCMI to the Depositor and the MSMC Loans shall be deemed to have been transferred from MSMC to the
Depositor, and all Mortgage Loans shall be deemed to have been transferred from the Depositor to the Trustee on behalf of the Certificateholders.

     SECTION 2.2 ACCEPTANCE BY TRUSTEE. The Trustee will hold (i) the documents constituting a part of the Mortgage Files delivered to it, (ii) the REMIC I
Regular Interests, and (iii) the REMIC II Regular Interests, in each case, in trust for the use and benefit of all present and future Certificateholders. To the extent that the contents of the Mortgage File for any A Note relate to the corresponding B Note, the Trustee, or the Custodian on the Trustee's behalf, will also hold such Mortgage File in trust for the benefit of the holder of the related B Note; provided, that if a B Note remains outstanding following payment in full of the amounts due under the related A Notes, the Mortgage Loan documents relating to such A/B Mortgage Loan (exclusive of any such documents related solely to the A Notes) shall be assigned to the holder of the B Note or its designee. To the extent that the contents of the Mortgage File for any
Serviced Pari Passu Mortgage Loan relate to the corresponding Serviced Companion
Mortgage Loan, the Trustee, or the Custodian, on the Trustee's behalf, will also hold such Mortgage File in trust for the benefit of the holder of the related
Serviced Companion Mortgage Loan.

     On the Closing Date in respect of the Initial Certification, and within 75 days after the Closing Date in respect of the Final Certification, the Trustee shall examine the Mortgage Files in its possession, and shall deliver to the
Depositor, the Sellers, the Master Servicer, the Special Servicer, the Operating
Adviser and the holder of any Serviced Companion Mortgage Loan a certification
(the "Initial Certification" and the "Final Certification", respectively, in the respective forms set forth as Exhibit B-1 and Exhibit B-2 hereto), which shall be in electronic format (i) in the case of the Initial Certification, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in the schedule of exceptions attached thereto, to the effect that: (A) all documents pursuant to clause (i) of the definition of "Mortgage File" are in its possession, (B) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise

                                      -82-

physically altered, and such documents relate to such Mortgage Loan, and (C)
each Mortgage Note has been endorsed as provided in clause (i) of the definition of "Mortgage File", and (ii) in the case of the Final Certification, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in the schedule of exceptions attached thereto, to the effect that: (A) (I) all documents pursuant to clauses (i), (ii), (iv), (v), (vi), (viii), (x) and (xii)
of the definition of "Mortgage File" required to be included in the Mortgage
File (to the extent required to be delivered pursuant to this Agreement and the
Primary Servicing Agreement), and with respect to all documents specified in the other clauses of the definition of "Mortgage File" to the extent known by a
Responsible Officer of the Trustee to be required pursuant to this Agreement, are in its possession, and (II) for each Mortgage recorded in the name of MERS or its designee, the Trustee is shown as the transferee of the related Mortgage on the records of MERS for purposes of the system maintained by MERS of recording transfers of beneficial ownership for mortgages, (B) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such
Mortgage Loan, (C) based on its examination and only as to the Mortgage Note and
Mortgage, the street address of the Mortgaged Property set forth in the Mortgage
Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File, and (D) each Mortgage Note has been endorsed. Notwithstanding the foregoing, the delivery of a commitment to issue a Title Insurance Policy in lieu of the delivery of the actual Title
Insurance Policy shall not be considered a Material Document Defect with respect to any Mortgage File if such actual Title Insurance Policy is delivered to the
Trustee or a Custodian on its behalf not later than the 180th day following the
Closing Date.

     Within 360 days after the Cut-Off Date, the Trustee shall provide a confirmation of receipt of recorded assignments of Mortgage (as described in the definition of "Mortgage File," with evidence of recording thereon) or otherwise provide evidence of such recordation to the Master Servicer, the Special
Servicer, the Operating Adviser and each Seller, and if any recorded assignment of Mortgage has not been received by the Trustee by such time, the Trustee shall provide information in such confirmation on the status of missing assignments.
The Trustee agrees to use reasonable efforts to submit for recording any unrecorded assignments of Mortgage that have been delivered to it (including effecting such recordation process through or cooperating with the applicable
Seller), such recordation to be at the expense of the applicable Seller;
provided, however, that the Trustee shall not submit for recording any such assignments if the applicable Seller produces evidence that it has sent any such assignment for recording and is awaiting its return from the applicable recording office. In giving the certifications required above, the Trustee shall be under no obligation or duty to inspect, review or examine any such documents, instruments, securities or other papers to determine whether they or the signatures thereon are valid, legal, genuine, enforceable, in recordable form or appropriate for their represented purposes, or that they are other than what they purport to be on their face, or to determine whether any Mortgage File should include any assumption agreement, modification agreement, consolidation agreement, extension agreement, Assignment of Lease, ground lease, UCC financing statement, guaranty, written assurance, substitution agreement, lock box agreement, intercreditor agreement, management agreement or letter of credit.

     If any exceptions are noted on a schedule of exceptions attached to the
Final Certification, including exceptions resulting from the fact that the recordation and/or filing has not been completed (based solely on the absence of receipt by the Custodian (or the Trustee) of the particular documents showing evidence of the recordation and/or filing), then the Custodian on behalf of the
Trustee (or the Trustee) shall continuously update such schedule of exceptions to reflect receipt of any corrected documents, additional documents or instruments or evidences of recordation and/or filing, as to each Mortgage Loan, until the earliest of the following dates: (i) the date on which all such exceptions are eliminated (any such elimination resulting from the fact that recordation and/or filing has been completed shall be based solely on receipt by the Custodian or the Trustee of the particular documents showing evidence of the recordation and/or filing), (ii) the date on which all the affected Mortgage
Loans are removed from the Trust and (iii) the second anniversary of the Closing
Date, and shall provide such updated schedule of exceptions (which may be in electronic format) to each of the Depositor, each Seller (as to its respective
Mortgage Loans only), the Master Servicer, the Special Servicer, the Operating
Adviser, the Paying Agent and the holder of any Serviced Companion Mortgage Loan on or about the date that is 180 days after the Closing Date and then again every 90 days thereafter (until the earliest date specified above). Upon request, the Paying Agent shall promptly forward

                                      -83-

a copy thereof to each Certificateholder in the Controlling Class and shall deliver or make available a copy thereof to other Certificateholders. Promptly, and in any event within two Business Days, following any request therefor by the
Depositor, the Master Servicer, the Special Servicer, the Operating Adviser or
the holder of any Serviced Companion Mortgage Loan that is made later than two years following the Closing Date, the Custodian (or the Trustee) shall deliver an updated schedule of exceptions, which may be in electronic format (to the extent the prior schedule showed exceptions), to the requesting Person and the
Paying Agent, which shall make available a copy thereof. Upon request, the
Master Servicer shall provide to the Trustee the names and addresses of each holder of a Serviced Companion Mortgage Loan of which the Master Servicer has received notice in accordance with this Agreement and/or the related Loan Pair
Intercreditor Agreement.

     The Trustee or its authorized agents shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

     SECTION 2.3 SELLERS' REPURCHASE OF MORTGAGE LOANS FOR MATERIAL DOCUMENT
DEFECTS AND MATERIAL BREACHES OF REPRESENTATIONS AND WARRANTIES.

     (a) If any party hereto discovers that any document or documents constituting a part of a Mortgage File has not been delivered as and when required, has not been properly executed, or is defective on its face or discovers or receives notice of a breach of any of the representations and warranties relating to the Mortgage Loans required to be made by a Seller regarding the characteristics of the Mortgage Loans and/or related Mortgaged
Properties as set forth in the related Mortgage Loan Purchase Agreements, and, in either case, the party discovering such defect or breach determines that either (i) the defect or breach materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan or (ii) both (A)
the defect or breach materially and adversely affects the value of the Mortgage
Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or
Rehabilitated Mortgage Loan (any such defect described in the preceding clause
(i) or (ii), a "Material Document Defect", and such a breach described in the preceding clause (i) or (ii), a "Material Breach") the party determining that such Material Document Defect or Material Breach exists shall give prompt written notice to the other parties hereto and to each Rating Agency subject to the terms of the applicable Mortgage Loan Purchase Agreement. Promptly (but in
any event within three Business Days) upon determining (or becoming aware of another party's determination) that any such Material Document Defect or
Material Breach exists (which determination shall, absent evidence to the contrary, be presumed to be no earlier than three Business Days prior to the delivery of the notice referred to below), the Master Servicer shall, and the
Special Servicer may, request that the related Seller, not later than 90 days from such Seller's receipt of the notice of such Material Document Defect or
Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material
Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material
Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code) but the related Seller is diligently attempting to effect such correction or cure, as certified by such
Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material

                                      -84-

Document Defect, (x) the Mortgage Loan is then a Specially Serviced Mortgage
Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of
"Servicing Transfer Event" and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section
2.2 not less than 90 days prior to the delivery of the notice of such Material
Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to a Seller pursuant to Section 2.2 or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller or any party hereto of any Material
Document Defect listed therein.

     If any Material Document Defect or Material Breach that exists cannot be corrected or cured in all material respects within the above cure periods, the related Seller will be obligated, not later than the last day of such permitted cure period, to (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Trust at the applicable Purchase Price in accordance with the related
Mortgage Loan Purchase Agreement, or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the
Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations
Section 1.860G-2(f)), at the related Seller's option, without recourse (other than the representations and warranties made with respect thereto), replace such
Mortgage Loan or REO Mortgage Loan with a Qualifying Substitute Mortgage Loan.
If such Material Document Defect or Material Breach would cause the Mortgage
Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, the repurchase must occur within 85 days from the date the related Seller was notified of the defect and substitution must occur within the sooner of (i) 85 days from the date the related Seller was notified of the defect or (ii) two years from the
Closing Date.

     As to any Qualifying Substitute Mortgage Loan or Loans, the Master Servicer
shall not execute any instrument effecting the substitution unless the related
Seller has delivered to the Trustee for such Qualifying Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are required by Section 2.1, with the
Mortgage Note endorsed as required by Section 2.1, and the Master Servicer shall be entitled to rely on statements and certifications from the Trustee for this purpose. No substitution may be made in any calendar month after the
Determination Date for such month. Monthly payments due with respect to
Qualifying Substitute Mortgage Loans in the month of substitution shall not be part of the Trust and will be retained by Master Servicer and remitted by the
Master Servicer to the related Seller on the next succeeding Distribution Date.
For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on the related Deleted Mortgage Loan for such month and thereafter the related Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

     The Master Servicer shall amend or cause to be amended the Mortgage Loan
Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualifying Substitute Mortgage Loan or Loans and upon such amendment the Master Servicer shall deliver or cause to be delivered such amended Mortgage Loan Schedule to the Trustee, the Paying Agent and the Special
Servicer. Upon such substitution, the Qualifying Substitute Mortgage Loan or
Loans shall be subject to the terms of this Agreement in all respects. Upon

                                      -85-

receipt of the Trustee Mortgage File pertaining to any Qualifying Substitute
Mortgage Loans, the Trustee shall release the Trustee Mortgage File relating to such Deleted Mortgage Loan to the related Seller, and the Trustee (and the
Depositor, if necessary) shall execute and deliver such instruments of transfer or assignment in the form presented to it, in each case without recourse, representation or warranty, as shall be necessary to vest title (provided, however, if applicable, the Master Servicer will take all necessary action to register the transfer of ownership of the Mortgage related to such Deleted
Mortgage Loan on the records of MERS) (to the extent that such title was transferred to the Trustee or the Depositor) in the related Seller or its designee to any Deleted Mortgage Loan (including any property acquired in respect thereof or any insurance policy proceeds relating thereto) substituted for pursuant to this Section 2.3.

     If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Crossed Mortgage Loan for purposes of the above provisions, and the related Seller shall be obligated to repurchase or replace each such Crossed
Mortgage Loan in accordance with the provisions above unless, in the case of such breach or document defect, the Seller (A) provides a Nondisqualification
Opinion to the Trustee at the expense of the Seller and (B) both of the following conditions would be satisfied if the related Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach or Material
Document Defect had occurred without regard to this paragraph (the "Affected
Loan(s)"): (i) the Debt Service Coverage Ratio for all such other Mortgage Loans
(excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such other Mortgage Loans
(including the Affected Loan(s)) set forth in Appendix II to the Final
Prospectus Supplement and (B) the debt service coverage ratio for all such
Crossed Mortgage Loans (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the
Loan-to-Value Ratio for all such Crossed Mortgage Loans (excluding the Affected
Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for all such Crossed
Mortgage Loans (including the Affected Loan(s)) set forth in Appendix II to the
Final Prospectus Supplement plus 10% and (B) the loan-to-value ratio for all such Crossed Mortgage Loans (including the Affected Loan(s)), at the time of repurchase or replacement. The determination of the Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause to be delivered, or direct the related Seller to (in which case the related Seller shall) cause to be delivered to the Master Servicer, an
Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the related Seller if the scope and cost of the Appraisal is approved by the related Seller (such approval not to be unreasonably withheld).

     With respect to any Defective Mortgage Loan, to the extent that the applicable Seller is required to repurchase or substitute for such Defective
Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee continues to hold any

                                      -86-

Crossed Mortgage Loan, the applicable Seller and the Depositor have agreed in the related Mortgage Loan Purchase Agreement to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective
Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its
Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Mortgage Loan or Mortgage Loans held by such party, then both parties have agreed to forbear from exercising such remedies until the loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with the applicable Mortgage Loan Purchase Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed
Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Mortgagors set forth on Schedule VIII hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

     Any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a
Mortgage Loan and be a Material Document Defect: (a) the absence from the
Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed
Mortgage (or with respect to any Non-Serviced Mortgage Loan, a copy thereof)
that appears to be regular on its face, unless there is included in the Mortgage
File a certified copy of the Mortgage by the local authority with which the
Mortgage was recorded; (c) the absence from the Mortgage File of the item called for by paragraph (viii) of the definition of "Mortgage File" (or with respect to any Non-Serviced Mortgage Loan, a copy thereof) or (d) the absence from the
Mortgage File of the item called for by paragraph (xii) of the definition of
"Mortgage File" (or with respect to any Non-Serviced Mortgage Loan, a copy thereof). If any of the foregoing Material Document Defects is discovered by the
Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a), the Master Servicer) will take the steps described elsewhere in this section, including the giving of notices to the Rating
Agencies, the parties hereto and, to the extent any Material Document Defect relates to a Serviced Pari Passu Mortgage Loan, the holder of the related
Serviced Companion Mortgage Loan, and making demand upon the related Seller for the cure of the document defect or repurchase or replacement of the related
Mortgage Loan.

     If the related Seller disputes that a Material Document Defect or Material
Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii)
to repurchase the affected Mortgage Loan from the Trust or (iii) to replace such
Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with the related Mortgage Loan Purchase Agreement, then provided that (x) the period of time provided for the related Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially
Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing
Standard, modify, workout or

                                      -87-

foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Section 9.5, Section 9.12, Section 9.15 and Section
9.36, as applicable, hereof, while pursuing the repurchase claim. The related
Seller has acknowledged and agreed under the related Mortgage Loan Purchase
Agreement that any modification of the Mortgage Loan pursuant to a workout shall not constitute a defense to any repurchase claim nor shall such modification and workout change the Purchase Price due from the related Seller for any repurchase claim. In the event of any such modification and workout, the related Seller has agreed under the related Mortgage Loan Purchase Agreement to repurchase the
Mortgage Loan as modified and that the Purchase Price shall include any Work-Out
Fee paid to the Special Servicer up to the date of repurchase plus the present value (calculated at a discount rate equal to the applicable Mortgage Rate) of the Work-Out Fee that would have been payable to the Special Servicer in respect of such Mortgage Loan if the Mortgage Loan performed in accordance with its terms to its Maturity Date, provided that no amount shall be paid by the related
Seller in respect of any Work-Out Fee if a Liquidation Fee already comprises (or will comprise) a portion of the Purchase Price. The related Seller shall be notified promptly and in writing by (i) the Trustee of any notice that it receives that an Option Holder intends to exercise its Option to purchase the
Mortgage Loan in accordance with and as described in Section 9.36 hereof and
(ii) the Special Servicer of any offer that it receives to purchase the applicable REO Property, each in connection with such liquidation. Upon the receipt of such notice by the related Seller, the related Seller shall then have the right to purchase the related Mortgage Loan or REO Property, as applicable, from the Trust at a purchase price equal to, in the case of clause (i) of the immediately preceding sentence, the Option Purchase Price or, in the case of clause (ii) of the immediately preceding sentence, the amount of such offer.
Notwithstanding anything to the contrary contained herein or in the related
Mortgage Loan Purchase Agreement, the right of any Option Holder to purchase such Mortgage Loan shall be subject and subordinate to the Seller's right to purchase such Mortgage Loan as described in the immediately preceding sentence.
The related Seller shall have five (5) Business Days to notify the Trustee or the Special Servicer, as applicable, of its intent to so purchase the Mortgage
Loan or related REO Property from the date that it was notified of such intention to exercise such Option or of such offer. The Special Servicer shall be obligated to provide the related Seller with any appraisal or other third party reports relating to the Mortgaged Property within its possession to enable the related Seller to evaluate the related Mortgage Loan or REO Property. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the related REO Property, to a Person other than the related Seller shall be without (i) recourse of any kind (either expressed or implied) by such
Person against the related Seller and (ii) representation or warranty of any kind (either expressed or implied) by the related Seller to or for the benefit of such Person.

     The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer shall notify the related Seller of the discovery of the Material Document Defect or Material Breach and the related Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the related Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the related Seller's right to purchase such REO
Property shall apply. After a final liquidation of the Mortgage Loan or REO
Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of

                                      -88-

any applicable appeal period that the related Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan (a "Final Judicial
Determination") or the related Seller otherwise accepts liability, then, but in no event later than the termination of the Trust pursuant to Section 9.30 hereof, the related Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the related Seller) and the Purchase Price.

     Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 2.3, the Special Servicer shall not receive a
Liquidation Fee from the applicable Seller (but may collect such Liquidation Fee from the related Liquidation Proceeds as otherwise provided herein); provided, however, that in the event the applicable Seller is obligated to repurchase the
Mortgage Loan or REO Property after a final liquidation of such Mortgage Loan or
REO Property pursuant to the immediately preceding paragraph, an amount equal to any Liquidation Fee (calculated on the basis of Liquidation Proceeds) payable to the Special Servicer shall be included in the definition of "Purchase Price" in respect of such Mortgage Loan or REO Property. Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a
Mortgage Loan by a Seller.

     In any month in which the related Seller substitutes one or more Qualifying
Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master
Servicer will determine the amount (if any) by which the aggregate Principal
Balance of all such Qualifying Substitute Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted
Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The Depositor shall cause the related Seller to deposit the amount of such shortage into the
Certificate Account in the month of substitution, without any reimbursement thereof. In addition, the Depositor shall cause the related Seller to deposit into the Certificate Account, together with such shortage, if any, an amount equal to interest on the Deleted Mortgage Loans at a rate equal to the sum of the applicable Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such substitution together with the amount of unreimbursed Servicing Advances, amounts required to be paid to the
Special Servicer but remaining unpaid or unreimbursed, and interest on unreimbursed Advances with respect to such Deleted Mortgage Loans at the Advance
Rate. The Depositor shall cause the related Seller, in the case of the Mortgage
Loans, to give notice in writing (accompanied by an Officer's Certificate as to the calculation of such shortage) to the Trustee, the Paying Agent and the
Master Servicer of such event which notice shall be accompanied by an Officer's
Certificate as to the calculation of such shortfall.

     If the affected Mortgage Loan is to be repurchased, the Master
Servicer shall designate the Certificate Account as the account to which funds in the amount of the Purchase Price are to be wired. Any such purchase of a
Mortgage Loan shall be on a whole loan, servicing released basis.

     (b) In connection with any repurchase of or substitution for a Mortgage
Loan contemplated by this Section 2.3, the Trustee, the Master Servicer and the
Special Servicer shall each tender to the related Seller, upon delivery to each of them of a receipt executed by such Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan

                                      -89-

possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the related Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee, but in any event, without recourse, representation or warranty; provided that such tender by the
Trustee shall be conditioned upon its receipt from the Master Servicer of a
Request for Release. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.3, and the Trustee shall execute and deliver any powers of attorney necessary to permit the Master
Servicer to do so. The Master Servicer shall, and is also hereby authorized and empowered by the Trustee to, reconvey to the related Seller any deposits then held in an Escrow Account relating to the Mortgage Loan being repurchased or substituted for. The Master Servicer shall indemnify the Trustee for all costs, liabilities and expenses (including attorneys' fees) incurred by the Trustee in connection with any negligent or intentional misuse of any such powers of attorney by the Master Servicer.

     (c) The Mortgage Loan Purchase Agreements provide the sole remedies available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Material Document Defect or Material Breach.
The parties hereunder understand that (i) Principal, as Seller under Mortgage
Loan Purchase Agreement III, will be providing the remedies with respect to the
Principal Loans, (ii) Wells Fargo, as Seller under Mortgage Loan Purchase
Agreement II, will be providing the remedies with respect to the Wells Fargo
Loans, (iii) BSCMI, as Seller under Mortgage Loan Purchase Agreement I, will be providing the remedies with respect to the BSCMI Loans and (iv) MSMC, as Seller under Mortgage Loan Purchase Agreement IV, will be providing the remedies with respect to the MSMC Loans.

     (d) The Trustee or its designee (which, with the Master Servicer's consent, may be the Master Servicer or which, with the Special Servicer's consent, may be the Special Servicer) shall enforce the provisions of this Section 2.3.

     SECTION 2.4 REPRESENTATIONS AND WARRANTIES. The Depositor hereby represents and warrants to the Master Servicer, the Special Servicer, the Trustee (in its
capacity as Trustee of the Trust), the Fiscal Agent and the Paying Agent as of
the Closing Date that:

     (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this
Agreement, and to create the trust pursuant hereto;

     (b) The execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor;
neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, (i)
any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties; (ii) the certificate of incorporation or bylaws of the Depositor; or (iii) the terms of any indenture or other agreement or instrument to which the Depositor is a party or by which it is bound; neither the Depositor nor any of its Affiliates is a party to, bound by, or in breach of or violation of any

                                      -90-

indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or to the best knowledge of the Depositor may in the future materially and adversely affect (i) the ability of the Depositor to perform its obligations under this Agreement or (ii) the business, operations, financial condition, properties or assets of the Depositor;

     (c) The execution, delivery and performance by the Depositor of this
Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

     (d) This Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms;

     (e) There are no actions, suits or proceedings pending or, to the best of the Depositor's knowledge, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;
and

     (f) Immediately prior to the consummation of the transactions contemplated in this Agreement, the Depositor had good title to and was the sole owner of each Mortgage Loan free and clear of any and all adverse claims, charges or security interests (including liens arising under the federal tax laws or the
Employee Retirement Income Security Act of 1974, as amended).

     SECTION 2.5 CONVEYANCE OF INTERESTS. Effective as of the Closing Date, the
Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to (i) the REMIC I Regular Interests in
exchange for the REMIC II Certificates, (ii) the REMIC II Regular Interests in
exchange for the REMIC III Certificates (other than the portion of the Class P
Certificates representing the right to Excess Interest) and (iii) the right to receive Excess Interest in exchange for the Class P Grantor Trust Interest.

     SECTION 2.6 CERTAIN MATTERS RELATING TO NON-SERVICED MORTGAGE LOANS.

     (a) Notwithstanding anything to the contrary in this Agreement, with respect to each Mortgage Loan that is a Non-Serviced Mortgage Loan, each of the document delivery requirements set forth herein will be satisfied by the delivery by the applicable Seller of copies of each such document specified herein (other than the Mortgage Note (and all intervening endorsements)
evidencing the Mortgage Loan, with respect to which the originals shall be required); provided, the document delivery requirements for the Assignment of
Mortgage, any

                                      -91-

assignment of Assignment of Leases and any UCC-2 or UCC-3 financing statement set forth herein will be satisfied by the delivery by the applicable Seller of copies of such documents made in favor of the trustee of the Non-Serviced
Mortgage Loan Pooling and Servicing Agreement.

     (b) Promptly following the Closing Date, the Trustee shall send written notice (substantially in the form of Exhibit DD attached hereto) with respect to each Non-Serviced Mortgage Loan, to each of the respective master servicer, special servicer and trustee for the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement and the other holders of the related Non-Serviced
Companion Loans, each stating that, among other things, the Trustee is the holder of the related Non-Serviced Mortgage Loan as of the Closing Date.

                                  ARTICLE III

                                THE CERTIFICATES

     SECTION 3.1 THE CERTIFICATES.

     (a) The Certificates shall be in substantially the forms set forth in the
Exhibits attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the
Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

     The Definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

     (b) The Class A Senior Certificates and the Class A-J Certificates will be issuable in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess thereof. The Class B, Class C, Class D,
Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N,
Class O and Class P Certificates will be issuable in denominations of $100,000 initial Certificate Balance or initial Notional Amount (as applicable) or in any whole dollar denomination in excess thereof. The Class X-1 and Class X-2
Certificates will be issuable in denominations of $100,000 initial Notional
Amount or in any whole dollar denomination in excess thereof. The Class R-I,
Class R-II and Class R-III Certificates will be issued in minimum Percentage
Interests of 10% and integral multiples of 10% in excess thereof.

     (c) Each Certificate shall, on original issue, be executed by the
Certificate Registrar and authenticated by the Authenticating Agent upon the order of the Depositor. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form

                                      -92-

provided for herein, executed by an authorized officer of the Authenticating
Agent by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates to the
Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise. In the event that additional Certificates need to be prepared at any time subsequent to the Closing Date, the Depositor shall prepare, or cause to be prepared, deliver, or cause to be delivered, at the Depositor's expense, any such additional Certificates. With respect to the Class A Senior, Class X, Class
A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O and Class P Certificates that are issued in book-entry form, on the Closing Date, the Authenticating Agent upon the order of the Depositor shall authenticate Book-Entry Certificates that are issued to a Clearing Agency or its nominee as provided in Section 3.7 against payment of the purchase price thereof. With respect to the Class J, Class K,
Class L, Class M, Class N, Class O and Class P Certificates that are issued in definitive form, on the Closing Date, the Authenticating Agent upon the order of the Depositor shall authenticate Definitive Certificates that are issued to the registered holder thereof against payment of the purchase price thereof.

     SECTION 3.2 REGISTRATION. The Paying Agent shall be the initial Certificate
Registrar in respect of the Certificates and the Certificate Registrar shall maintain books for the registration and for the transfer of Certificates (the
"Certificate Register"). The Certificate Registrar may resign or be discharged or removed by the Paying Agent or the Certificateholders, and a new successor may be appointed, in accordance with the procedures and requirements set forth in Sections 7.6 and 7.7 hereof with respect to the resignation, discharge or removal of the Paying Agent and the appointment of a successor Paying Agent. The
Certificate Registrar may appoint, by a written instrument delivered to the
Holders and the Trustee, any trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided that the
Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     SECTION 3.3 TRANSFER AND EXCHANGE OF CERTIFICATES.

     (a) A Certificate may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or such Holder's duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any
Certificate in accordance with the preceding sentence, and subject to the restrictions set forth in the other subsections of this Section 3.3, the
Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate initial
Certificate Balance, initial Notional Amount or Percentage Interest, as the case may be, as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the
Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration or transfer of Certificates. The Certificate Registrar may decline to accept any

                                      -93-

request for a registration of transfer of any Certificate during the period beginning five calendar days prior to any Distribution Date.

     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same initial Certificate Balance, initial Notional Amount or
Percentage Interest, as the case may be, as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the offices of the Certificate
Registrar duly endorsed or accompanied by a written instrument of exchange duly executed by such Holder or such Holder's duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the
Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of
Certificates. Whenever any Certificates are so surrendered for exchange, the
Certificate Registrar shall execute and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (c) No transfer, sale, pledge or other disposition of any Non-Registered
Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Non-Registered Certificate held as a
Definitive Certificate is to be made without registration under the Securities
Act (other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Depositor or one of its
Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon)
either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 hereto and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit D-2A hereto or as Exhibit D-2B hereto; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the
Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such
Opinion of Counsel is based (such Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the
Paying Agent, the Trustee or the Certificate Registrar in their respective capacities as such). If a transfer of any interest in a Non-Registered
Certificate that constitutes a Book-Entry Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of any interest in such
Non-Registered Certificate by the Depositor or any of its Affiliates), then the
Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit D-3A hereto or as Exhibit D-3B hereto, or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act. None of the Depositor, the
Fiscal Agent, the Paying Agent, the Trustee, the Master Servicer, the Special
Servicer or the Certificate Registrar is obligated to register or qualify any
Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate. Any

                                      -94-

Certificateholder or Certificate Owner desiring to effect a transfer of
Non-Registered Certificates or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the Paying Agent and the Certificate
Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

     (d) No transfer of a Non-Investment Grade Certificate or Residual
Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to Title I of
ERISA or Section 4975 of the Code or any applicable federal, state or local law
("Similar Laws") materially similar to the foregoing provisions of ERISA or the
Code (each, a "Plan"), (B) in book-entry form to an Institutional Accredited
Investor who is not also a Qualified Institutional Buyer or (C) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" of a
Plan, unless: (i) in the case of a Non-Investment Grade Certificate that constitutes a Book-Entry Certificate and is being sold to a Qualified
Institutional Buyer, the purchase and holding of such Certificate or interest therein qualifies for the exemptive relief available under Sections I and III of
U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60;
or (ii) in the case of a Non-Investment Grade Certificate held as a Definitive
Certificate, the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or subject the Depositor, the Trustee, the Fiscal
Agent, the Paying Agent, the Master Servicer, the Special Servicer or the
Certificate Registrar to any obligation in addition to those undertaken in this
Agreement. Each Person who acquires any Non-Investment Grade Certificate or
Residual Certificate or interest therein (unless it shall have acquired such
Certificate or interest therein from the Depositor or an Affiliate thereof or unless it shall have delivered to the Certificate Registrar the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) shall be required to deliver to the Certificate Registrar (or, in the case of an interest in a Non-Investment Grade Certificate that constitutes a
Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that: (i) it is neither a Plan nor any
Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan; or (ii) that, in the case of a Non-Investment Grade
Certificate, the purchase and holding of such Certificate or interest therein by such person qualifies for the exemptive relief available under Sections I and
III of PTCE 95-60 or another exemption from the "prohibited transactions" rules under ERISA by the U.S. Department of Labor or similar exemption under Similar
Laws.

     (e) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (F) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (G) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things

                                      -95-

necessary in connection with any such sale. The rights of such person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) (1) Each Person holding or acquiring any Ownership Interest in a
     Residual Certificate shall be a Permitted Transferee and a United States
     Tax Person and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee and (2)
     each Person holding or acquiring any Ownership Interest in a Residual
     Certificate shall be a Qualified Institutional Buyer and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Qualified Institutional Buyer.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and no Transfer of any Residual Certificate shall be registered until the Certificate Registrar receives, an affidavit and agreement substantially in the form attached hereto as Exhibit E-1 (a "Transfer
     Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted
     Transferee, that it is a Qualified Institutional Buyer, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any
     Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, that it is a United States Tax Person, that if such Transferee is a partnership, trust or disregarded entity for U.S.
     federal income tax purposes, then each Person that may be allocated income from a Residual Certificate is a United States Tax Person, that it is not a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person, that it has historically paid its debts as they have come due and will continue to do so in the future, that it understands that its tax liability with respect to the Residual Certificates may exceed cash flows thereon and it intends to pay such taxes as they come due, that it will not cause income with respect to the Residual Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of such proposed Transferee or any other United States
     Tax Person, that it will provide the Certificate Registrar with all information necessary to determine that the applicable paragraphs of
     Section 13 of such Transfer Affidavit and Agreement are true or that
     Section 13 is not applicable, and that it has reviewed the provisions of this Section 3.3(e) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Certificate
     Registrar has actual knowledge that the proposed Transferee is not a
     Permitted Transferee or is not a United States Tax Person, no Transfer of
     an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring an Ownership Interest in a
     Residual Certificate shall agree (1) to require a Transfer Affidavit and
     Agreement

                                      -96-

     from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit E-2 among other things stating that (x) it has conducted a reasonable investigation of the financial condition of the proposed
     Transferee and, as a result of the investigation, the Transferor determines that the proposed Transferee had historically paid its debts as they came due and found no significant evidence that the proposed Transferee will not continue to pay its debts as they come due in the future and, (y) it has no actual knowledge that such prospective Transferee is not a Permitted
     Transferee, is not a United States Tax Person, is a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person or is a Person with respect to which income on the Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty.

          (E) Each Person holding or acquiring an Ownership Interest in a
     Residual Certificate that is a "pass-through interest holder" within the meaning of temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) or is
     holding an Ownership Interest in a Residual Certificate on behalf of a
     "pass-through interest holder", by purchasing an Ownership Interest in such
     Certificate, agrees to give the Certificate Registrar written notice of its status as such immediately upon holding or acquiring such Ownership
     Interest in a Residual Certificate.

          (F) If any purported Transferee shall become a Holder of a Residual
     Certificate in violation of the provisions of this Section 3.3(e) or if any
     Holder of a Residual Certificate shall lose its status as a Permitted
     Transferee or a United States Tax Person, then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 3.3(e) shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the
     Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the
     Certificate Registrar or the Paying Agent shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 3.3(e) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          (G) If any purported Transferee shall become a Holder of a Residual
     Certificate in violation of the restrictions in this Section 3.3(e), or if any Holder of a Residual Certificate shall lose its status as a Permitted
     Transferee or a United States Tax Person, and to the extent that the retroactive restoration of the rights and obligations of the prior Holder of such Residual Certificate as described in clause (F) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Residual
     Certificate, but not the obligation, to sell or cause to be sold such
     Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee

                                      -97-

     may choose. Such noncomplying Holder shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the
     Certificate Registrar. Such purchaser may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar. The proceeds of such sale, net of the commissions (which may include commissions payable to the
     Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Certificate Registrar to such noncomplying Holder.
     The terms and conditions of any sale under this clause (G) shall be determined in the sole discretion of the Certificate Registrar, and the
     Certificate Registrar shall not be liable to any Person having an Ownership
     Interest in a Residual Certificate as a result of its exercise of such discretion.

The Master Servicer, on behalf of the Paying Agent, shall make available, upon written request from the Paying Agent, to the Internal Revenue Service and those
Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a
Residual Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury Regulations Sections 1.860D-1(b)(5) and
1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual
Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a
Residual Certificate having as among its record holders at any time any Person which is not a Permitted Transferee. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Master Servicer and the Paying Agent for providing such information.

     The provisions of this Section 3.3(e) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee, the
Paying Agent, the Certificate Registrar, the Master Servicer, the Operating
Adviser and the Depositor the following:

          (A) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then current rating of any Class of Certificates; and

          (B) an Opinion of Counsel, in form and substance satisfactory to the
     Trustee, the Certificate Registrar and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

     (f) None of the Master Servicer, the Special Servicer, the Trustee, the
Fiscal Agent, the Paying Agent or the Certificate Registrar shall have any liability to the Trust arising from a transfer of any Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section
3.3; provided, however, that the Certificate Registrar shall not register the transfer of a Residual Certificate if it has actual knowledge that the proposed transferee does

                                      -98-

not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in Section 3.3(e); provided, further, that the Certificate Registrar shall not register the transfer of a Noneconomic Residual Interest if it shall have received notice that the Transferor has determined, as a result of the investigation under Section 3.3(e)(D), that the proposed Transferee has not paid its debts as they came due or that it will not pay its debts as they come due in the future. The Certificate Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer or exchange of Certificates or any interest therein imposed under this Article
III or under applicable law other than to require delivery of the certifications and/or opinions described in this Article III; provided, however, that the
Certificate Registrar shall not register the transfer of a Residual Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in
Section 3.3(e). The Certificate Registrar shall have no liability for transfers
(including without limitation transfers made through the book-entry facilities of the Depository or between or among Participants or Certificate Owners) made in violation of applicable restrictions, provided that the Certificate Registrar has satisfied its duties expressly set forth in Sections 3.3(c), 3.3(d) and
3.3(e).

     (g) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar, and the Certificate Registrar
shall hold such cancelled Certificates in accordance with its standard procedures.

     (h) The Certificate Registrar shall provide the Master Servicer, the
Special Servicer and the Depositor, upon written request, with an updated copy of the Certificate Register within a reasonable period of time following receipt of such request.

     (i) Unless and until it is exchanged in whole for the individual
Certificates represented thereby, a Global Certificate representing all of the
Certificates of a Class may not be transferred, except as a whole by the
Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Clearing Agency or a nominee of such successor
Clearing Agency, and no such transfer to any such other Person may be registered; provided that this subsection (i) shall not prohibit any transfer of a Certificate of a Class that is issued in exchange for a Global Certificate of the same Class pursuant to Section 3.9 below. Nothing in this subsection (i)
shall prohibit or render ineffective any transfer of a beneficial interest in a
Global Certificate effected in accordance with the other provisions of this
Section 3.3.

     SECTION 3.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (A) any
mutilated Certificate is surrendered to the Certificate Registrar, or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (B) except in the case of a mutilated
Certificate so surrendered, there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new
Certificate of like tenor and interest in the Trust. In connection with the issuance of any new Certificate under this Section 3.4, the Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate

                                      -99-

Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.5 PERSONS DEEMED OWNERS. Prior to presentation of a Certificate for registration of transfer, the Master Servicer, the Special Servicer, the
Fiscal Agent, the Trustee, the Operating Adviser, the Paying Agent and any agent of the Master Servicer, the Special Servicer, the Fiscal Agent, the Paying
Agent, the Trustee or the Operating Adviser may treat the Person in whose name any Certificate is registered as of the related Record Date as the owner of such
Certificate for the purpose of receiving distributions as provided in this
Agreement and for all other purposes whatsoever, and neither the Master
Servicer, the Special Servicer, the Fiscal Agent, the Trustee, the Paying Agent,
the Operating Adviser nor any agent of the Master Servicer, the Special
Servicer, the Fiscal Agent, the Trustee, the Paying Agent or the Operating
Adviser shall be affected by any notice to the contrary.

     SECTION 3.6 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

     If three or more Certificateholders, a Certificateholder holding all the
Certificates of any Class of Certificates, the Master Servicer, the Special
Servicer, the Paying Agent, the Trustee, the Operating Adviser or the Depositor
(A) request in writing from the Certificate Registrar a list of the names and addresses of Certificateholders and (B) in the case of a request by
Certificateholders, state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, then the Certificate Registrar shall, within ten
Business Days after the receipt of such request, afford such Certificateholders, the Master Servicer, the Special Servicer, the Depositor, the Paying Agent, the
Trustee or the Operating Adviser, as applicable, access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by such Person shall be borne by the party requesting such information and shall not be borne by the Certificate Registrar or the
Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Certificate Registrar and the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the
Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 3.7 BOOK-ENTRY CERTIFICATES.

     (a) The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
A-4B, Class A-J, Class X, Class B, Class C, Class D, Class E, Class F, Class G,
Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P
Certificates, upon original issuance, each shall be issued in the form of one or more Certificates representing the Book-Entry Certificates, to be delivered to the Certificate Registrar, as custodian for The Depository Trust Company (the
"Depository"), the initial Clearing Agency, by, or on behalf of, the Depositor, provided, that any Non-Investment Grade Certificates sold to Institutional
Accredited Investors that are not Qualified Institutional Buyers will be issued as Definitive Certificates. The Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the
Depository, as the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section 3.9. Unless and until
Definitive Certificates have been issued to the Certificate Owners pursuant to
Section 3.9:

                                     -100-

          (i) the provisions of this Section 3.7 shall be in full force and effect with respect to each such Class;

          (ii) the Depositor, the Master Servicer, the Paying Agent, the
Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates) as the authorized representative of the Certificate Owners;

          (iii) to the extent that the provisions of this Section 3.7 conflict with any other provisions of this Agreement, the provisions of this Section 3.7 shall control with respect to each such Class; and

          (iv) the rights of the Certificate Owners of each such Class shall be exercised only through the Clearing Agency and the applicable Participants and shall be limited to those established by law and agreements between such
Certificate Owners and the Clearing Agency and/or the Participants. Pursuant to
the Depository Agreement, unless and until Certificates are issued pursuant to
Section 3.9, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

     (b) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Certificates evidencing a specified percentage of the aggregate unpaid principal amount of
Certificates, such direction or consent may be given by the Clearing Agency at the direction of Certificate Owners owning Certificates evidencing the requisite percentage of principal amount of Certificates. The Clearing Agency may take conflicting actions with respect to the Certificates to the extent that such actions are taken on behalf of the Certificate Owners.

     (c) The Certificates of each Class (other than the Residual Certificates)
initially sold in reliance on Rule 144A or with respect to the Class E, Class F,
Class G and Class H Certificates sold to Institutional Accredited Investors shall be represented by the Rule 144A-IAI Global Certificate for such Class, which shall be deposited with the Certificate Registrar, as custodian for the
Depository and registered in the name of Cede & Co. as nominee of the
Depository. The Class J, Class K, Class L, Class M, Class N, Class O and Class P
Certificates initially sold to Institutional Accredited Investors that are not
Qualified Institutional Buyers shall be represented by IAI Definitive
Certificates for such Class. The Certificates evidenced by any Rule 144A-IAI
Global Certificate or IAI Definitive Certificate shall be subject to certain restrictions on transfer as set forth in Section 3.3 hereof and shall bear legend(s) regarding such restrictions described herein.

     (d) The Certificates of each Class (other than the Residual Certificates)
initially sold in offshore transactions in reliance on Regulation S shall be represented by the Regulation S Temporary Global Certificate for such Class, which shall be deposited with the Certificate Registrar, as custodian for the
Depository and registered in the name of Cede & Co. as nominee of the
Depository. Not earlier than the Release Date, beneficial interests in any
Regulation S Temporary Global Certificate shall be exchangeable for beneficial interests in the Regulation S Permanent Global Certificate for such Class.
Beneficial interests in any Regulation S Temporary Global Certificate may be
held only through Euroclear Bank or Clearstream Bank;

                                     -101-

provided, however, that such interests may be exchanged for interests in the
Rule 144A-IAI Global Certificate for such Class in accordance with the certification requirements described in Section 3.7(f). The Regulation S
Permanent Global Certificates shall be deposited with the Certificate Registrar, as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

     On or prior to the Release Date and on or prior to any Distribution Date occurring prior to the Release Date, each Certificate Owner of a Regulation S
Temporary Global Certificate that holds a beneficial interest therein on the
Release Date or on any such Distribution Date, as the case may be, must deliver to Euroclear Bank or Clearstream Bank (as applicable) a Regulation S
Certificate; provided, however, that any Certificate Owner that holds a beneficial interest in a Regulation S Temporary Global Certificate on the
Release Date or on any such Distribution Date that has previously delivered a
Regulation S Certificate to Euroclear Bank or Clearstream Bank with respect to its interest therein does not need to deliver any subsequent Regulation S
Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, and such Certificate Owner must promptly notify Euroclear
Bank or Clearstream Bank, as applicable, thereof). Euroclear Bank or Clearstream
Bank, as applicable, shall be required to promptly deliver to the Certificate
Registrar a certificate substantially in the form of Exhibit I hereto to the effect that it has received the requisite Regulation S Certificates for each such Class, and no Certificate Owner (or transferee from any such Certificate
Owner) shall be entitled to receive an interest in the Regulation S Permanent
Global Certificate for such Class or any payment or principal or interest with respect to its interest in such Regulation S Temporary Global Certificate prior to the Certificate Registrar receiving such certification from Euroclear Bank or
Clearstream Bank with respect to the portion of the Regulation S Temporary
Global Certificate owned by such Certificate Owner (and, with respect to an interest in the applicable Regulation S Permanent Global Certificate, prior to the Release Date). After the Release Date, distributions due with respect to any beneficial interest in a Regulation S Temporary Global Certificate shall not be made to the holders of such beneficial interests unless exchange for a beneficial interest in the related Regulation S Permanent Global Certificate is improperly withheld or refused. No interest in a Regulation S Global Certificate may be held by or transferred to a U.S. Person (as defined in Regulation S)
except for exchanges for a beneficial interest in the Rule 144A-IAI Global
Certificate for such Class as described in Section 3.7(f).

     (e) Except in the limited circumstances described below in Section 3.9, owners of beneficial interests in Global Certificates shall not be entitled to receive physical delivery of Definitive Certificates. The Certificates are not
issuable in bearer form. Upon the issuance of each Global Certificate, the
Depository or its custodian shall credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such
Global Certificate to the accounts of Persons who have accounts with such
Depository. Such accounts initially shall be designated by or on behalf of the
Underwriters and Placement Agents. Ownership of beneficial interests in a Global
Certificate shall be limited to Customers or Persons who hold interests directly or indirectly through Customers. Ownership of beneficial interests in the Global
Certificates shall be shown on, and the transfer of that ownership shall be effected only through, records maintained by the Depository or its nominee (with respect to interests of Customers) and the records of Customers (with respect to interests of Persons other than Customers).

                                     -102-

     So long as the Depository, or its nominee, is the registered holder of a
Global Certificate, the Depository or such nominee, as the case may be, shall be considered the sole owner and holder of the Certificates represented by such
Global Certificate for all purposes under this Agreement and the Certificates, including, without limitation, obtaining consents and waivers thereunder, and the Trustee, the Paying Agent and the Certificate Registrar shall not be affected by any notice to the contrary. Except under the circumstance described in Section 3.9, owners of beneficial interests in a Global Certificate will not be entitled to have any portions of such Global Certificate registered in their names, will not receive or be entitled to receive physical delivery of
Definitive Certificates in certificated form and shall not be considered the owners or holders of the Global Certificate (or any Certificates represented thereby) under this Agreement or the Certificates. In addition, no Certificate
Owner of an interest in a Global Certificate shall be able to transfer that interest except in accordance with the Depository's applicable procedures (in addition to those under this Agreement and, if applicable, those of Euroclear
Bank and Clearstream Bank).

     (f) Any holder of an interest in a Regulation S Global Certificate shall have the right, upon prior written notice to the Certificate Registrar,
Euroclear Bank or Clearstream Bank, as applicable, and the Depository, in the form of an Exchange Certification (substantially in the form of Exhibit H attached hereto), to exchange all or a portion of such interest (in authorized denominations as set forth in Section 3.1(b)) for an equivalent interest in the
Rule 144A-IAI Global Certificate for such Class in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in such Rule 144A-IAI Global Certificate as described herein; provided, however, that no Exchange Certification shall be required if any such exchange occurs after the Release Date. Any holder of an interest in the Rule 144A-IAI Global
Certificate shall have the right, upon prior written notice to the Certificate
Registrar, the Depository and Euroclear Bank or Clearstream Bank, as applicable, in the form of an Exchange Certification, to exchange all or a portion of such interest (in authorized denominations as set forth in Section 3.1(b)) for an equivalent interest in the Regulation S Global Certificate for such Class in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in such Regulation S Global Certificate as described herein; provided, however, that if such exchange occurs prior to the
Release Date, the transferee shall acquire an interest in a Regulation S
Temporary Global Certificate only and shall be subject to all of the restrictions associated therewith described in Section 3.7(d). Following receipt of any Exchange Certification or request for transfer, as applicable, by the
Certificate Registrar: (i) the Certificate Registrar shall endorse the schedule to any Global Certificate representing the Certificate or Certificates being exchanged to reduce the stated principal amount of such Global Certificate by the denominations of the Certificate or Certificates for which such exchange is to be made, and (ii) the Certificate Registrar shall endorse the schedule to any
Global Certificate representing the Certificate or Certificates for which such exchange is to be made to increase the stated principal amount of such Global
Certificate by the denominations of the Certificate or Certificates being exchanged therefor. The form of the Exchange Certification shall be available from the Certificate Registrar.

     SECTION 3.8 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related
Certificateholders pursuant to Section 3.9, the Paying Agent shall give all such notices and communications specified herein to be given to Holders of the
Book-Entry Certificates to the Clearing Agency which shall give such

                                     -103-

notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

     SECTION 3.9 DEFINITIVE CERTIFICATES.

     (a) Definitive Certificates will be issued to the owners of beneficial interests in a Global Certificate or their nominees if (i) the Clearing Agency notifies the Depositor and the Certificate Registrar in writing that the
Clearing Agency is unwilling or unable to continue as depositary for such Global
Certificate and a qualifying successor depositary is not appointed by the
Depositor within 90 days thereof, (ii) the Trustee has instituted or caused to be instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under this Agreement and under such Global Certificate and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or advisable for the Trustee or its custodian to obtain possession of such Global Certificate, or (iii) after the occurrence of an Event of Default, Certificate Owners representing a majority in aggregate outstanding Certificate Balance of such Global Certificate advise the Clearing Agency through the Participants in writing (and the Clearing
Agency so advises the Depositor, the Certificate Registrar and the Master
Servicer in writing) that the continuation in global form of the Certificates being evidenced by such Global Certificate is no longer in their best interests;
provided, that under no circumstances will Definitive Certificates be issued to
Certificate Owners of the Regulation S Temporary Global Certificate. Upon notice of the occurrence of any of the events described in the preceding sentence, the
Certificate Registrar shall notify the Clearing Agency and request the Clearing
Agency to notify all Certificate Owners, through the applicable Participants, of the occurrence of the event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the
Certificate Registrar of the Global Certificates by the Clearing Agency,
accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall execute, and the Authenticating
Agent shall authenticate and deliver, the Definitive Certificates. None of the
Depositor, the Trustee, the Paying Agent, the Certificate Registrar or the
Fiscal Agent shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates, and the
Certificate Registrar and the Trustee and the Paying Agent shall recognize the
Holders of Definitive Certificates as Certificateholders hereunder.

     (b) Distributions of principal and interest on the Definitive Certificates shall be made by the Paying Agent directly to holders of Definitive Certificates in accordance with the procedures set forth in this Agreement.

                                   ARTICLE IV

                                    ADVANCES

     P&I Advances and Servicing Advances shall be made as provided herein by the
Master Servicer and, if the Master Servicer does not make such Advances, by the
Trustee, and if the Trustee does not make such Advances, by the Fiscal Agent except to the extent that the

                                     -104-

Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines in accordance with Section 4.4 below, that any such Advance would be a
Nonrecoverable Advance.

     SECTION 4.1 P&I ADVANCES BY MASTER SERVICER.

     (a) On or prior to the Advance Report Date, the Master Servicer shall notify the Trustee and the Paying Agent if the P&I Advance Amount for such
Distribution Date is greater than zero, and the Master Servicer shall make a P&I
Advance in respect of each Mortgage Loan of such amount no later than the Master
Servicer Remittance Date. It is understood that the obligation of the Master
Servicer to make such P&I Advances is mandatory and shall apply through any court appointed stay period or similar payment delay resulting from any insolvency of the Mortgagor or related bankruptcy, notwithstanding any other provision of this Agreement. Notwithstanding the foregoing, the Master Servicer shall not be required to make such P&I Advance, if the Master Servicer determines, in accordance with Section 4.4 below, that any such P&I Advance would be a Nonrecoverable Advance and shall not make such P&I Advance if such
P&I Advance if made would be a Nonrecoverable Advance as determined by the
Special Servicer in accordance with the Servicing Standard, in which event the
Special Servicer shall promptly direct the Master Servicer not to make such P&I
Advance. Such determination shall be conclusive and binding on the Trustee, the
Fiscal Agent and the Certificateholders. The Special Servicer shall not make P&I
Advances under this Agreement. If the Master Servicer fails to make a P&I
Advance that it is required to make under this Section 4.1, it shall promptly notify the Trustee and the Paying Agent of such failure.

     (b) If the Master Servicer determines that there is a P&I Advance Amount for a Distribution Date, the Master Servicer shall on the related Master
Servicer Remittance Date either (A) deposit in the Certificate Account an amount equal to the P&I Advance Amount or (B) utilize funds in the Certificate Account being held for future distributions or withdrawals to make such Advance. Any funds being held in the Certificate Account for future distribution or withdrawal and so used shall be replaced by the Master Servicer from its own funds by deposit in the Certificate Account on or before any future Master
Servicer Remittance Date to the extent that funds in the Certificate Account on such Master Servicer Remittance Date shall be less than payments to the Paying
Agent or other Persons required to be made on such date.

     SECTION 4.1A P&I ADVANCES WITH RESPECT TO NON-SERVICED MORTGAGE LOANS AND
SERVICED PARI PASSU MORTGAGE LOANS.

     With respect to the Non-Serviced Mortgage Loans and Serviced Pari Passu
Mortgage Loans (the "P&I Pari Passu Loans"), the Master Servicer shall make its determination that a P&I Advance previously made on any P&I Pari Passu Loan is a
Nonrecoverable Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable Advance with respect to such P&I Pari Passu Loan in accordance with Section 4.1 independently of any determination made by any Other
Master Servicer under the related Other Companion Loan Pooling and Servicing
Agreement in respect of any P&I Pari Passu Loan following deposit of the
Non-Serviced Companion Mortgage Loans or Serviced Companion Mortgage Loans into a commercial mortgage securitization trust, and the Other Master Servicer shall make its own determination that it has made a P&I Advance that is a
Nonrecoverable Advance (both as defined in

                                     -105-

the related Other Companion Loan Pooling and Servicing Agreement) or that any proposed P&I Advance, if made, would constitute a Nonrecoverable Advance (both as defined in the related Other Companion Loan Pooling and Servicing Agreement)
with respect to the Non-Serviced Companion Mortgage Loans or Serviced Companion
Mortgage Loans, as applicable, in accordance with the related Other Companion
Loan Pooling and Servicing Agreement. The determination by either the Master
Servicer or the Other Master Servicer made on the earlier of (i) the Advance
Report Date and (ii) the Other Advance Report Date that any such P&I Advance is nonrecoverable shall be binding on the Other Master Servicer and the Master
Servicer, as applicable, the Certificateholders and the holders of any securities relating to the Non-Serviced Companion Mortgage Loans or Serviced
Companion Mortgage Loans, as applicable.

     The Master Servicer shall not make a P&I Advance with respect to any P&I
Pari Passu Loan after its receipt of notice from the related Other Master
Servicer that it has determined that it has made a P&I Advance that is a
Nonrecoverable Advance on the Non-Serviced Companion Mortgage Loans or Serviced
Companion Mortgage Loans, as applicable, or that any proposed P&I Advance, if made, would constitute a Nonrecoverable Advance pursuant to the relevant Other
Companion Loan Pooling and Servicing Agreement. If the Master Servicer
determines that a P&I Advance would be (if made), or any outstanding P&I Advance previously made is, a Nonrecoverable Advance, the Master Servicer shall provide the Other Master Servicer written notice of such determination. If the Master
Servicer receives written notice by the Other Master Servicer that it has determined, with respect to any Mortgage Loan, that any proposed future P&I
Advance would be, or any outstanding P&I Advance is, a Nonrecoverable Advance, the Master Servicer shall not make any additional P&I Advances with respect to such Mortgage Loan unless the Master Servicer has consulted with the Other
Master Servicer and they both agree that circumstances with respect to such
Mortgage Loan have changed such that a proposed future P&I Advance would not be a Nonrecoverable Advance. Notwithstanding the foregoing, the Master Servicer shall continue to have the discretion provided in this Agreement to determine that any future P&I Advance or outstanding P&I Advance would be, or is, as applicable, a Nonrecoverable Advance. Once such a determination is made by the
Master Servicer or the Master Servicer receives written notice of such determination by the Other Master Servicer, the Master Servicer shall follow the process set forth in this paragraph before making any additional P&I Advances with respect to such Mortgage Loan.

     Following a securitization of a Serviced Companion Mortgage Loan, the
Master Servicer shall be required to deliver to the related Other Master
Servicer the following information: (i) any loan related information (in the form received), including without limitation CMSA Reports relating to the related Serviced Pari Passu Mortgage Loan, applicable to a determination that an
Advance is or would be a Nonrecoverable Advance, within one Business Day of the
Master Servicer's receipt thereof, (ii) notice of any Servicing Advance it, the
Trustee or the Fiscal Agent makes with respect to the related Serviced Pari
Passu Mortgage Loan within one Business Day of the making of such Advance and
(iii) notice of any determination that any Servicing Advance is a Nonrecoverable
Advance within one Business Day thereof.

     SECTION 4.2 SERVICING ADVANCES. The Master Servicer and, if the Master
Servicer does not, the Trustee to the extent the Trustee receives written notice from the Paying Agent that such Advance has not been made by the Master
Servicer, and if the Trustee does not, the Fiscal Agent (if the Fiscal Agent has knowledge that such Advance is required to be made), shall make Servicing
Advances to the extent provided in this Agreement, except to the extent that the
Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines in accordance with Section 4.4 below, that any such Advance would be a
Nonrecoverable Advance and, subject

                                     -106-

to the last sentence of this Section 4.2, except to the extent the Special
Servicer determines in accordance with the Servicing Standard and Section 4.4 that such Advance, if made, would be a Nonrecoverable Advance, in which event the Special Servicer shall promptly direct the Master Servicer not to make such
Advance. Such determination by the Master Servicer or the Special Servicer shall be conclusive and binding on the Trustee, the Fiscal Agent and the
Certificateholders and, in the case of any B Note, the holder of the related B
Note and, in the case of any Serviced Pari Passu Mortgage Loan, the holder of the related Serviced Companion Mortgage Loan. The Special Servicer shall not be required to make Servicing Advances under this Agreement but may make such
Servicing Advances at its option in which event the Master Servicer shall reimburse the Special Servicer for such Servicing Advance within 30 days of receipt of a statement therefor. Promptly after discovering that the Master
Servicer has failed to make a Servicing Advance that the Master Servicer is required to make hereunder, the Paying Agent shall promptly notify the Trustee in writing of the failure by the Master Servicer to make such Servicing Advance.
The Master Servicer may make Servicing Advances in its own discretion if it determines that making such Servicing Advance is in the best interest of the
Certificateholders, even if the Master Servicer or the Special Servicer has determined, in accordance with Section 4.4 below, that any such Advance would be a Nonrecoverable Advance.

     The applicable Non-Serviced Mortgage Loan Master Servicer is obligated to make Servicing Advances pursuant to the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement with respect to any Non-Serviced Mortgage Loan, and the Master Servicer shall have no obligation or authority to make Servicing
Advances with respect to such Mortgage Loan.

     SECTION 4.3 ADVANCES BY THE TRUSTEE AND THE FISCAL AGENT.

     (a) To the extent that the Master Servicer fails to make a P&I Advance with respect to a Mortgage Loan by the Master Servicer Remittance Date (other than a
P&I Advance that the Master Servicer or the Special Servicer determines is a
Nonrecoverable Advance), the Trustee shall make such P&I Advance with respect to such Mortgage Loan to the extent the Trustee receives written notice from the
Paying Agent not later than 10:00 a.m. (New York City time) on the Distribution
Date that such Advance has not been made by the Master Servicer on the Master
Servicer Remittance Date unless the Trustee determines that such P&I Advance, if made, would be a Nonrecoverable Advance. To the extent that the Trustee fails to make a P&I Advance required to be made by the Trustee hereunder on the
Distribution Date (other than a P&I Advance that the Master Servicer or the
Trustee determines is a Nonrecoverable Advance), the Fiscal Agent will advance such P&I Advance unless the Fiscal Agent determines that any such P&I Advance, if made, would be a Nonrecoverable Advance. To the extent that the Fiscal Agent is required hereunder to make P&I Advances on the Mortgage Loans, it shall deposit the amount thereof in the Distribution Account by 1:00 p.m. (New York
City time) on each such Distribution Date. The Paying Agent shall notify the
Trustee in writing as soon as practicable, but not later than 10:00 a.m. (New
York City time) on the Distribution Date if the Master Servicer has failed to make a P&I Advance.

     (b) To the extent that the Master Servicer fails to make a Servicing
Advance by the date such Servicing Advance is required to be made (other than a
Servicing Advance that the Master Servicer determines is a Nonrecoverable
Advance), and a Responsible Officer of the Trustee receives actual notice thereof, the Trustee shall make such Servicing Advance promptly,

                                     -107-

but in any event, not later than five Business Days after notice thereof in accordance with Section 4.2, unless the Trustee determines that such Servicing
Advance, if made, would be a Nonrecoverable Advance.

     (c) To the extent that the Trustee fails to make a Servicing Advance required to be made by the Trustee hereunder by the later of (i) the date such
Servicing Advance is required to be made and (ii) five Business Days after the date the Trustee has received notice pursuant to subsection (b) above, that such
Servicing Advance has not been made by the Master Servicer (other than a
Servicing Advance that the Master Servicer or the Trustee has determined to be a
Nonrecoverable Advance), the Fiscal Agent will advance such Servicing Advance, unless the Fiscal Agent determines that such Servicing Advance, if made, would be a Nonrecoverable Advance.

     The initial Trustee's failure to make any Advance required to be made by it hereunder shall not constitute a default by the initial Trustee hereunder if the initial Fiscal Agent makes such Advance at or before the time when the Trustee was required to make such Advance.

     SECTION 4.4 EVIDENCE OF NONRECOVERABILITY.

     (a) If the Master Servicer or the Special Servicer determines at any time, in its sole discretion, exercised in good faith, that any Advance previously made (or Unliquidated Advance in respect thereof) or any proposed Advance, if made, would constitute a Nonrecoverable Advance, such determination shall be evidenced by an Officer's Certificate delivered to the Trustee, the Master
Servicer, the Paying Agent, the Fiscal Agent, the Special Servicer, the
Operating Adviser and the Rating Agencies (and the holder of the Serviced
Companion Mortgage Loan if the Advance relates to a Loan Pair) by the Business
Day prior to the Distribution Date. Such Officer's Certificate shall set forth the reasons for such determination of nonrecoverability, together with, to the extent such information, report or document is in the Master Servicer's or
Special Servicer's possession, any related financial information such as related income and expense statements, rent rolls, occupancy status, property inspections and any Appraisals performed within the last 12 months on the
Mortgaged Property, and, if such reports are used by the Master Servicer or the
Special Servicer, as applicable, to determine that any P&I Advance or Servicing
Advance, as applicable, would be a Nonrecoverable Advance, any engineers'
reports, environmental surveys, internal final valuations or other information relevant thereto which support such determination. If the Trustee or the Fiscal
Agent, as applicable, determines at any time that any portion of an Advance previously made or a portion of a proposed Advance that the Trustee or the
Fiscal Agent, as applicable, is required to make pursuant to this Agreement, if made, would constitute a Nonrecoverable Advance, such determination shall be evidenced by an Officer's Certificate of a Responsible Officer of the Trustee or
the Fiscal Agent, as applicable, delivered to the Depositor, the Master
Servicer, the Special Servicer, the Paying Agent and the Operating Adviser
similar to the Officer's Certificate of the Master Servicer or the Special
Servicer described in the prior sentence. If the Special Servicer determines at any time that any portion of an Advance previously made would constitute a
Nonrecoverable Advance, such determination shall be evidenced by an Officer's
Certificate of a Responsible Officer of the Special Servicer, delivered to the
Depositor, the Master Servicer, the Trustee, the Fiscal Agent, the Paying Agent
and the Operating Adviser similar to the Officer's Certificate of the Master
Servicer described above. The Trustee and the Fiscal Agent shall not be required to make an Advance that the Master

                                     -108-

Servicer or the Special Servicer (or with respect to a Mortgage Loan included in a Loan Pair or any Non-Serviced Mortgage Loan, the related Other Master
Servicer) has previously determined to be a Nonrecoverable Advance.
Notwithstanding any other provision of this Agreement, none of the Master
Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall be obligated to, nor shall it, make any Advance or make any payment that is designated in this Agreement to be an Advance, if it determines in its good faith judgment that such Advance or such payment (including interest accrued thereon at the Advance Rate) would be a Nonrecoverable Advance. The Master
Servicer's determination in accordance with the above provisions shall be conclusive and binding on the Trustee, the Fiscal Agent, the Paying Agent and
the Certificateholders. The Master Servicer shall consider Unliquidated Advances in respect of prior P&I Advances and Servicing Advances as outstanding Advances for purposes of nonrecoverablility determinations as if such Unliquidated
Advance were a P&I Advance or Servicing Advance, as applicable.

     (b) Any Non-Serviced Mortgage Loan Master Servicer, Non-Serviced Mortgage
Loan Trustee or Non-Serviced Mortgage Loan Fiscal Agent, as applicable, shall be entitled to reimbursement for Pari Passu Loan Nonrecoverable Advances pursuant to and to the extent set forth in the related Non-Serviced Mortgage Loan
Intercreditor Agreement (with, in each case, any accrued and unpaid interest thereon provided for under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement) in the manner set forth in Section 5.2.

     SECTION 4.5 INTEREST ON ADVANCES; CALCULATION OF OUTSTANDING ADVANCES WITH
RESPECT TO A MORTGAGE LOAN. Any unreimbursed Advance funded from the Master
Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's own
funds shall accrue interest on a daily basis, at a per annum rate equal to the
Advance Rate, from and including the date such Advance was made to but not including the date on which such Advance has been reimbursed; provided, however, that neither the Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any Mortgage
Loan or any B Note for the period commencing on the date of such P&I Advance and ending on the day on which the grace period applicable to the related
Mortgagor's obligation to make the related Scheduled Payment expires pursuant to the related Mortgage Loan or B Note documents. All Late Collections on any
Non-Serviced Mortgage Loan in respect of interest shall, promptly following receipt thereof, be applied by the Master Servicer to reimburse the interest component of any P&I Advance outstanding with respect to such Non-Serviced
Mortgage Loan. Any party that makes a P&I Advance with respect to any
Non-Serviced Mortgage Loan shall provide to the applicable Non-Serviced Mortgage
Loan Master Servicer monthly, at least two Business Days prior to the next succeeding Due Date for such Non-Serviced Mortgage Loan, written notice of whether (and, if any, how much) Advance Interest will be payable on the interest component of that P&I Advance through the next succeeding related Master
Servicer Remittance Date. For purposes of determining whether a P&I Advance is outstanding, amounts collected with respect to a particular Mortgage Loan, B
Note or REO Property and treated as collections of principal or interest shall be applied first to reimburse the earliest P&I Advance, and then each succeeding
P&I Advance to the extent not inconsistent with Section 4.6. The Master Servicer shall use efforts consistent with the Servicing Standard to collect (but shall have no further obligation to collect), with respect to the Mortgage Loans (and the Serviced Companion Mortgage Loans) that are not Specially Serviced Mortgage
Loans, Late Fees and default interest from the Mortgagor in an amount sufficient to pay Advance Interest. The Master Servicer shall be entitled to retain Late
Fees and default interest paid by any Mortgagor during a Collection Period with respect to

                                     -109-

any Mortgage Loan (other than the portion of such Late Fee and default interest that relates to the period commencing after the Servicing Transfer Event in respect of a Specially Serviced Mortgage Loan, as to which the Special Servicer shall retain Late Fees and default interest with respect to such Specially
Serviced Mortgage Loan, subject to the offsets set forth below) as additional servicing compensation only to the extent such Late Fees and default interest exceed Advance Interest on a "pool basis" for all Mortgage Loans other than
Specially Serviced Mortgage Loans. The Special Servicer, with respect to any
Specially Serviced Mortgage Loan, shall (i) pay from any Late Fees and default interest collected from such Specially Serviced Mortgage Loan (a) any outstanding and unpaid Advance Interest in respect of such Specially Serviced
Mortgage Loan to the Master Servicer, the Trustee or the Fiscal Agent, as
applicable and (b) to the Trust, any losses previously incurred by the Trust with respect to such Specially Serviced Mortgage Loan and (ii) retain any remaining portion of such Late Fees and default interest as additional Special
Servicer Compensation.

     SECTION 4.6 REIMBURSEMENT OF ADVANCES AND ADVANCE INTEREST.

     (a) Advances made with respect to each Mortgage Loan, Serviced Companion
Mortgage Loan, B Note, Specially Serviced Mortgage Loan or REO Property
(including Advances later determined to be Nonrecoverable Advances) and Advance
Interest thereon shall be reimbursed to the extent of the amounts identified to be applied therefor in Section 5.2. The aggregate of the amounts available to repay Advances and Advance Interest thereon pursuant to Section 5.2 collected in any Collection Period with respect to Mortgage Loans, any Serviced Companion
Mortgage Loan or any B Note or Specially Serviced Mortgage Loans or REO Property
shall be an "Available Advance Reimbursement Amount."

     (b) To the extent that Advances have been made on the Mortgage Loans, any
Serviced Companion Mortgage Loan, any B Note, any Specially Serviced Mortgage
Loans or any REO Mortgage Loans, the Available Advance Reimbursement Amount with respect to any Determination Date shall be applied to reimburse (i) the Fiscal
Agent for any Advances outstanding to the Fiscal Agent with respect to any of such Mortgage Loans, Serviced Companion Mortgage Loan, B Note, Specially
Serviced Mortgage Loans or REO Mortgage Loans, plus any Advance Interest owed to the Fiscal Agent with respect to such Advances and then (ii) the Trustee for any
Advances outstanding to the Trustee with respect to any of such Mortgage Loans,
Serviced Companion Mortgage Loan, B Note, Specially Serviced Mortgage Loans or
REO Mortgage Loans, plus any Advance Interest owed to the Trustee with respect to such Advances and then (iii) the Master Servicer for any Advances outstanding to the Master Servicer with respect to any of such Mortgage Loans, Serviced
Companion Mortgage Loan, B Note, Specially Serviced Mortgage Loans or REO
Mortgage Loans, plus any Advance Interest owed to the Master Servicer with respect to such Advances and then (iv) the Special Servicer for any Advances outstanding to the Special Servicer with respect to any of such Mortgage Loans,
Serviced Companion Mortgage Loan, B Note, Specially Serviced Mortgage Loans or
REO Mortgage Loans, plus any Advance Interest owed to the Special Servicer with respect to such Advances. To the extent that any Advance Interest payable to the
Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent with respect to a Specially Serviced Mortgage Loan or REO Mortgage Loan cannot be recovered from the related Mortgagor, the amount of such Advance Interest shall be payable to the Fiscal Agent, the Trustee, the Special Servicer or the Master
Servicer, as the case may be, from amounts on deposit in the Certificate Account
(or sub-account thereof) or the Distribution Account, to the extent of amounts identified to be applied

                                     -110-

therefor, pursuant to Section 5.2(a) or Section 5.3(b)(ii). The Master
Servicer's, the Special Servicer's, the Fiscal Agent's and the Trustee's right of reimbursement under this Agreement for Advances shall be prior to the rights of the Certificateholders (and, in the case of a Serviced Companion Mortgage
Loan, the holder thereof and, in the case of a B Note, the holder thereof) to receive any amounts recovered with respect to such Mortgage Loans, Serviced
Companion Mortgage Loans, B Notes or REO Mortgage Loans.

     (c) Advance Interest will be paid to the Fiscal Agent, the Trustee, the
Master Servicer and/or the Special Servicer (in accordance with the priorities specified in the preceding paragraph) first, from Late Fees and default interest collected from the Mortgage Loans during the Collection Period during which the related Advance is reimbursed, and then from Excess Liquidation Proceeds then available prior to payment from any other amounts. Late Fees and default interest will be applied on a "pool basis" for non-Specially Serviced Mortgage
Loans and on a "loan-by-loan basis" (under which Late Fees and default interest will be offset against the Advance Interest arising only from that particular
Specially Serviced Mortgage Loan) for Specially Serviced Mortgage Loans, as the
case may be, to the payment of Advance Interest on all Advances on such non-Specially Serviced Mortgage Loans or such Specially Serviced Mortgage Loans, as the case may be, then being reimbursed. Advance Interest payable to the
Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in
respect of Servicing Advances on any Loan Pair shall be allocated to the
Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan on a
pro rata basis based upon the Principal Balance thereof.

     (d) Amounts applied to reimburse Advances shall first be applied to reduce
Advance Interest thereon that was not paid from amounts specified in the preceding paragraph (c) and then to reduce the outstanding amount of such
Advances.

     (e) To the extent that the Special Servicer incurs out-of-pocket expenses, in accordance with the Servicing Standard, in connection with servicing
Specially Serviced Mortgage Loans, the Master Servicer shall reimburse the
Special Servicer for such expenditures within 30 days after receiving an invoice and a report from the Special Servicer, subject to Section 4.4. With respect to each Collection Period, the Special Servicer shall deliver such invoice and report to the Master Servicer by the following Determination Date. All such amounts reimbursed by the Master Servicer shall be a Servicing Advance, subject to Section 4.4. In the event that the Master Servicer fails to reimburse the
Special Servicer hereunder or the Master Servicer determines that such Servicing
Advance was or, if made, would be a Nonrecoverable Advance and the Master
Servicer does not make such payment, the Special Servicer shall notify the
Master Servicer and the Paying Agent in writing of such nonpayment and the amount payable to the Special Servicer and shall be entitled to receive reimbursement from the Trust as an Additional Trust Expense. The Master
Servicer, the Paying Agent and the Trustee shall have no obligation to verify the amount payable to the Special Servicer pursuant to this Section 4.6(e) and circumstances surrounding the notice delivered by the Special Servicer pursuant to this Section 4.6(e).

     SECTION 4.7 FISCAL AGENT TERMINATION EVENT. "Fiscal Agent Termination
Event," wherever used herein, means any one of the following events:

                                     -111-

          (i) Any failure by the Fiscal Agent to remit to the Paying Agent when due any required Advance for any Mortgage Loan; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Fiscal Agent and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Fiscal Agent shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or relating to the Fiscal Agent or relating to all or substantially all of its property; or

          (iv) The Fiscal Agent shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (v) Fitch has indicated its intent to reduce, qualify or withdraw, as applicable, the outstanding rating of any Class of Certificates because the prospective financial condition or capacity to make Advances of the Fiscal Agent is insufficient to maintain such rating;

          (vi) The long-term unsecured debt of the Fiscal Agent is rated below
"AA-" by Fitch (or "A+" by Fitch if the Fiscal Agent's short-term unsecured debt is rated at least "F-1" by Fitch) or "AA-" by S&P (or "A+" by S&P if the Fiscal
Agent's short-term unsecured debt is rated at least "A-1" by S&P), unless such other rating shall be acceptable to the Rating Agencies as evidenced by a Rating
Agency Confirmation; or

          (vii) With respect to the initial Fiscal Agent, LaSalle Bank National
Association resigns or is removed pursuant to Section 7.6 hereof.

     SECTION 4.8 PROCEDURE UPON TERMINATION EVENT.

     (a) On the date specified in a written notice of termination given to the
Fiscal Agent pursuant to Section 7.6(c), all authority, power and rights of the
Fiscal Agent under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall terminate and a successor Fiscal Agent, if necessary, shall be appointed by the Trustee, with the consent of the Depositor; provided that the successor Fiscal Agent meets the eligibility requirements set forth in Section
7.5. The Fiscal Agent agrees to cooperate with the Trustee in effecting the termination of the Fiscal Agent's responsibilities and rights hereunder as
Fiscal Agent.

     (b) Notwithstanding the termination of its activities as Fiscal Agent, the terminated Fiscal Agent shall continue to be entitled to reimbursement to the extent provided in Section 4.6 but only to the extent such reimbursement relates to the period up to and including

                                     -112-

the date on which the Fiscal Agent's termination is effective. The Fiscal Agent shall be reimbursed for all amounts owed to it hereunder on or prior to the effective date of its termination from amounts on deposit in the Certificate
Account.

     SECTION 4.9 MERGER OR CONSOLIDATION OF FISCAL AGENT. Any Person into which the Fiscal Agent may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Fiscal
Agent shall be a party, or any Person succeeding to the business of the Fiscal
Agent, shall be the successor of the Fiscal Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that
(i) the successor to the Fiscal Agent or resulting Person shall have a net worth of not less than $100,000,000, (ii) such successor or resulting Person shall be satisfactory to the Trustee, (iii) such successor or resulting Person shall execute and deliver to the Trustee an agreement, in form and substance satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Fiscal Agent under this Agreement from and after the date of such agreement, (iv) the successor or surviving entity meets the eligibility requirements set forth in Section 7.5, and (v) the Fiscal Agent shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel
acceptable to the Trustee (which opinion shall be at the expense of the Fiscal
Agent) stating that all conditions precedent to such action under this Section
4.9 have been completed and such action is permitted by and complies with the terms of this Section 4.9.

     SECTION 4.10 LIMITATION ON LIABILITY OF THE FISCAL AGENT AND OTHERS.
Neither the Fiscal Agent nor any of the directors, officers, employees, agents or Controlling Persons of the Fiscal Agent shall be under any liability to the
Certificateholders, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith, and using reasonable business judgment pursuant to this Agreement, or for errors in judgment;
provided that this provision shall not protect the Fiscal Agent or any such
Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties under this Agreement. The Fiscal Agent and any director, officer, employee or agent of the Fiscal Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Fiscal Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligations under this Agreement. In such event, all legal expenses and costs of such action shall be expenses and costs of the Trust, and the Fiscal Agent shall be entitled to be reimbursed therefor as Servicing Advances as provided by this Agreement.
The provisions of this Section 4.10 shall survive the resignation or removal of the Fiscal Agent and the termination of this Agreement.

     SECTION 4.11 INDEMNIFICATION OF FISCAL AGENT. The Fiscal Agent and each of its directors, officers, employees, agents and Controlling Persons shall be indemnified by the Trust and held harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to this Agreement other than any loss, liability or expense incurred by reason of the Fiscal Agent's willful misfeasance, bad faith or negligence in the performance of its duties hereunder. The Depositor shall indemnify and hold harmless the Fiscal Agent, its directors, officers, employees, agents or Controlling Persons from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which

                                     -113-

the Fiscal Agent, its directors, officers, employees, agents or Controlling
Person may become subject under the 1933 Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Private
Placement Memorandum, Preliminary Prospectus Supplement, Final Prospectus
Supplement or Prospectus or arises out of, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading and shall reimburse the Fiscal Agent, its directors, officers, employees, agents or Controlling Person for any legal and other expenses reasonably incurred by the Fiscal Agent or any such director, officer, employee, agent or Controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.
The Fiscal Agent shall immediately notify the Depositor, the Sellers, the Paying
Agent, the Special Servicer, the Master Servicer and the Trustee if a claim is made by a third party with respect to this Section 4.11 entitling the Fiscal
Agent, its directors, officers, employees, agents or Controlling Person to indemnification hereunder, whereupon the Depositor shall assume the defense of any such claim (with counsel reasonably satisfactory to the Fiscal Agent) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Depositor shall not affect any rights the Fiscal Agent, its directors, officers, employees, agents or Controlling Person may have to indemnification under this
Section 4.11, unless the Depositor's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the resignation or removal of the Fiscal
Agent.

                                   ARTICLE V

                           ADMINISTRATION OF THE TRUST

     SECTION 5.1 COLLECTIONS.

     (a) On or prior to the Closing Date, the Master Servicer shall open, or cause to be opened, and shall thereafter maintain, or cause to be maintained, a separate account or accounts, which accounts must be Eligible Accounts, in the name of "Wells Fargo Bank, National Association, as Master Servicer for LaSalle
Bank National Association, as Trustee for the Holders of Morgan Stanley Capital
I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19" (the
"Certificate Account"). On or prior to the Closing Date, the Master Servicer shall open, or cause to be opened, and shall maintain, or cause to be maintained an additional separate account or accounts in the name of "Wells Fargo Bank,
National Association, as Master Servicer for LaSalle Bank National Association,
as Trustee for the Holders of Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19" (the "Interest Reserve Account").

     (b) On or prior to the date the Master Servicer shall first deposit funds in a Certificate Account or the Interest Reserve Account, as the case may be, the Master Servicer shall give to the Paying Agent and the Trustee prior written notice of the name and address of the depository institution(s) at which such accounts are maintained and the account number of such accounts. The Master
Servicer shall take such actions as are necessary to cause the depository institution holding the Certificate Account and the Interest Reserve Account to
hold such account

                                     -114-

in the name of the Master Servicer as provided in Section 5.1(a), subject to the
Master Servicer's (or its Primary Servicer's or its Sub-Servicer's) right to direct payments and investments and its rights of withdrawal under this
Agreement.

     (c) On the Closing Date, the Master Servicer shall deposit the Initial
Deposit delivered to it by the Depositor on that date into the Certificate
Account. The Master Servicer shall deposit, or cause to be deposited, into the
Certificate Account on the Business Day following receipt (or, in the case of an inadvertent failure to make such deposit on the Business Day following receipt, within 3 Business Days of discovery of such failure and in the case of unscheduled remittances of principal or interest, on the Business Day following identification of the proper application of such amounts), the following amounts received by it (including amounts remitted to the Master Servicer by the Special
Servicer from an REO Account pursuant to Section 9.14), other than in respect of interest and principal on the Mortgage Loans, any Serviced Companion Mortgage
Loan or any B Note due on or before the Cut-Off Date which shall be remitted to the Depositor (provided that the Master Servicer (I) may retain amounts otherwise payable to the Master Servicer as provided in Section 5.2(a) rather than deposit them into the Certificate Account, (II) shall, rather than deposit them in the Certificate Account, directly remit to the Primary Servicer the
Primary Servicing Fees payable as provided in Section 5.2(a)(iv)(unless already retained by the Primary Servicer), and (III) shall, rather than deposit them in the Certificate Account, directly remit the Excess Servicing Fees to the holders thereof as provided in Section 5.2(a)(iv))(unless already retained by the applicable holder of the excess servicing rights)):

          (A) Principal: all payments on account of principal, including
     Principal Prepayments, the principal component of Scheduled Payments, and any Late Collections in respect thereof, on the Mortgage Loans, any
     Serviced Companion Mortgage Loan and any B Note;

          (B) Interest: subject to subsection (d) hereof, all payments on account of interest on the Mortgage Loans, any Serviced Companion Mortgage
     Loan and any B Note (minus any portion of any such payment that is allocable to the period prior to the Cut-Off Date which shall be remitted to the Depositor and excluding Interest Reserve Amounts to be deposited in the Interest Reserve Account pursuant to Section 5.1(d) below);

          (C) Liquidation Proceeds: all Liquidation Proceeds with respect to the
     Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note;

          (D) Insurance Proceeds: all Insurance Proceeds other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Mortgagor in accordance with the Servicing Standard, which proceeds shall be deposited by the Master
     Servicer into an Escrow Account and not deposited in the Certificate
     Account;

          (E) Condemnation Proceeds: all Condemnation Proceeds other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Mortgagor in accordance with the

                                     -115-

     Servicing Standard, which proceeds shall be deposited by the Master
     Servicer into an Escrow Account and not deposited in the Certificate
     Account;

          (F) REO Income: all REO Income received from the Special Servicer;

          (G) Investment Losses: any amounts required to be deposited by the
     Master Servicer pursuant to Section 5.1(e) in connection with losses realized on Eligible Investments with respect to funds held in the
     Certificate Account and amounts required to be deposited by the Special
     Servicer pursuant to Section 9.14(b) in connection with losses realized on
     Eligible Investments with respect to funds held in the REO Account;

          (H) Advances: all P&I Advances unless made directly to the
     Distribution Account;

          (I) Other: all other amounts, including Prepayment Premiums, required to be deposited in the Certificate Account pursuant to this Agreement, including Purchase Proceeds of any Mortgage Loans repurchased by a Seller or substitution shortfall amounts (as described in the fifth paragraph of
     Section 2.3(a)) paid by a Seller in connection with the substitution of any
     Qualifying Substitute Mortgage Loans, payments or recoveries in respect of
     Unliquidated Advances or in respect of Nonrecoverable Advances paid from principal collections on the Mortgage Loan pursuant Section 5.2(a)(II), any other amounts received with respect to any Serviced Companion Mortgage Loan and with respect to any B Note, all other amounts received pursuant to the cure and purchase rights set forth in the applicable Intercreditor
     Agreement; and

          (J) to the extent not otherwise set forth above, all amounts received from each Non-Serviced Mortgage Loan Master Servicer, Non-Serviced Mortgage
     Loan Special Servicer or Non-Serviced Mortgage Loan Trustee pursuant to the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement and
     Non-Serviced Mortgage Loan Intercreditor Agreement.

     With respect to any A/B Mortgage Loan, the Master Servicer shall establish and maintain one or more sub-accounts of the Certificate Account (each an "A/B
Loan Custodial Account") into which the Master Servicer shall deposit any amounts described above that are required to be paid to the holder of the related B Note pursuant to the terms of the related Intercreditor Agreement, in each case on the same day as the deposit thereof into the Certificate Account.
Any A/B Loan Custodial Account shall be held in trust for the benefit of the holder of the related B Note and shall not be part of any REMIC Pool.

     With respect to any Loan Pair, the Master Servicer shall establish and maintain one or more sub-accounts of the Certificate Account (each, a "Serviced
Companion Mortgage Loan Custodial Account") into which the Master Servicer shall deposit any amounts described above that are required to be paid to the holder of the related Serviced Companion Mortgage Loan pursuant to the terms of the related Loan Pair Intercreditor Agreement, in each case on the same day as the deposit thereof into the Certificate Account. Each Serviced Companion

                                     -116-

Mortgage Loan Custodial Account shall be held in trust for the benefit of the holder of the related Serviced Companion Mortgage Loan and shall not be part of any REMIC Pool.

     Remittances from any REO Account to the Master Servicer for deposit in the
Certificate Account shall be made by the Special Servicer no later than the
Special Servicer Remittance Date.

     (d) The Master Servicer, with respect to each Distribution Date occurring in January (other than in any leap year) and February of each year, shall deposit in the Interest Reserve Account in respect of each Interest Reserve
Loan, an amount equal to one day's interest at the related REMIC I Net Mortgage
Rate (without any conversion to a 30/360 basis as provided in the definition thereof) on the Scheduled Principal Balance of such Mortgage Loan as of the Due
Date in the month in which such Distribution Date occurs, to the extent a
Scheduled Payment or P&I Advance is timely made in respect thereof for such Due
Date (all amounts so deposited in any consecutive January and February in respect of each Interest Reserve Loan, the "Interest Reserve Amount"). For
purposes of determining amounts to be deposited into the Interest Reserve
Account, the REMIC I Net Mortgage Rate used in this calculation for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the proviso to the definition of
"REMIC I Net Mortgage Rate."

     (e) Funds in the Certificate Account (including any A/B Loan Custodial
Accounts and Serviced Companion Mortgage Loan Custodial Accounts) and Interest
Reserve Account may be invested and, if invested, shall be invested by, and at the risk of, the Master Servicer in Eligible Investments selected by the Master
Servicer which shall mature, unless payable on demand, not later than the
Business Day immediately preceding the next Master Servicer Remittance Date, and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible Investments shall be made in the name of "LaSalle Bank National Association, as Trustee for the Holders of
the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and the holder of any related Serviced Companion
Mortgage Loan or B Note as their interests may appear." None of the Depositor, the Mortgagors, the Paying Agent or the Trustee shall be liable for any loss incurred on such Eligible Investments.

     An amount equal to all income and gain realized from any such investment shall be paid to the Master Servicer as additional servicing compensation and shall be subject to its withdrawal at any time from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the Master Servicer which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Certificate Account
(and, solely to the extent that the loss is of an amount credited to an A/B Loan
Custodial Account or Serviced Companion Mortgage Loan Custodial Account, deposit to the related A/B Loan Custodial Account or Serviced Companion Mortgage Loan
Custodial Account, as the case may be) or Interest Reserve Account, as the case may be, out of its own funds immediately as realized. If the Master Servicer deposits in or transfers to the Certificate Account, any A/B Loan Custodial
Account, any Serviced Companion Mortgage Loan Custodial Account or the Interest
Reserve Account, as the case may be, any amount not required to be deposited therein or transferred thereto, it may at any time withdraw such amount or retransfer such amount from the Certificate Account, such A/B Loan Custodial
Account, such Serviced Companion Mortgage

                                     -117-

Loan Custodial Account or the Interest Reserve Account, as the case may be, any provision herein to the contrary notwithstanding.

     (f) Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible
Investment, the Paying Agent on behalf of and at the direction of the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings; provided, however, that if the Master Servicer shall have deposited in the Certificate Account, the related Serviced Companion Mortgage Loan
Custodial Account, the related A/B Loan Custodial Account or the Interest
Reserve Account, as applicable, an amount equal to all amounts due under any such Eligible Investment (net of anticipated income or earnings thereon that would have been payable to the Master Servicer as additional servicing compensation) the Master Servicer shall have the sole right to enforce such payment or performance.

     (g) Certain of the Mortgage Loans may provide for payment by the Mortgagor to the Master Servicer of amounts to be used for payment of Escrow Amounts for the account of the Mortgagor. The Master Servicer shall deal with these amounts in accordance with the Servicing Standard, the terms of the related Mortgage
Loans and Section 8.3(e) hereof, and the Primary Servicer will be entitled to hold any Escrow Accounts relating to the Mortgage Loans that it services in accordance with the requirements set forth in Section 8.3(e). Within 20 days following the first anniversary of the Closing Date, the Master Servicer shall deliver to the Trustee, the Paying Agent and the Operating Adviser, for each
Mortgage Loan set forth on Schedule VII hereto, a brief statement as to the status of the work or project based on the most recent information provided by the Mortgagor. Schedule VII sets forth those Mortgage Loans as to which an upfront reserve was collected at closing in an amount in excess of $75,000 with respect to specific immediate engineering work, completion of additional construction, environmental remediation or similar one-time projects (but not with respect to escrow accounts maintained for ongoing obligations, such as real estate taxes, insurance premiums, ongoing property maintenance, replacements and capital improvements or debt service). If the work or project is not completed in accordance with the requirements of the escrow, the Master Servicer and the
Special Servicer (which shall itself consult with the Operating Adviser) will consult with each other as to whether there exists a material default under the underlying Mortgage Loan documents.

     (h) In the case of the Mortgage Loans set forth on Schedule XI, as to which the Scheduled Payment is due in a calendar month on a Due Date (including any grace period) that may occur after the end of the Collection Period ending in such calendar month, the Master Servicer shall, unless the Scheduled Payment is received before the end of such Collection Period, make a P&I Advance by deposit to the Certificate Account on the Master Servicer Remittance Date in an amount equal to the Scheduled Payment or the Assumed Scheduled Payment, as applicable, and for purposes of the definition of "Available Distribution Amount" and
"Principal Distribution Amount," such Scheduled Payment or Assumed Scheduled
Payment, as applicable, shall be deemed to have been received in such Collection
Period.

                                     -118-

     SECTION 5.2 APPLICATION OF FUNDS IN THE CERTIFICATE ACCOUNT AND INTEREST
RESERVE ACCOUNT.

     (a) Subsection (I). The Master Servicer shall, from time to time, make withdrawals from the Certificate Account and remit them by wire transfer prior to 12:00 p.m., New York City time, on the related Master Servicer Remittance
Date in immediately available funds to the account specified in this Section or otherwise (w) to such account as it shall determine from time to time of amounts payable to the Master Servicer from the Certificate Account (or, insofar as they relate to a B Note, from the related A/B Loan Custodial Account or, insofar as they relate to a Serviced Companion Mortgage Loan, from the related Serviced
Companion Mortgage Loan Custodial Account) pursuant to clauses (i), (ii), (iii),
(iv), (vi), (viii) and (ix) below; (x) to the account specified in writing by the Paying Agent from time to time of amounts payable to the Paying Agent and the Trustee from the Certificate Account (and, insofar as they relate to a B
Note, from the related A/B Loan Custodial Account and, insofar as they relate to a Serviced Companion Mortgage Loan, from the Serviced Companion Mortgage Loan
Custodial Account) pursuant to clauses (ii), (iii), (v), (vi), (xi), (xii) and
(xiii) below; and (y) to the Special Servicer from time to time of amounts payable to the Special Servicer from the Certificate Account (or, insofar as they relate to a B Note, from the related A/B Loan Custodial Account or, insofar as they relate to a Serviced Companion Mortgage Loan, from the related Serviced
Companion Mortgage Loan Custodial Account) pursuant to clauses (i), (iv), (vi),
(vii) and (ix) below of the following amounts, from the amounts specified for the following purposes:

          (i) Fees: the Master Servicer shall pay (A) to itself Late Fees (in excess of amounts used to pay Advance Interest) relating to Mortgage Loans,
Serviced Companion Mortgage Loans or B Notes which are not Specially Serviced
Mortgage Loans, Modification Fees relating to Mortgage Loans, Serviced Companion
Mortgage Loans or B Notes which are not Specially Serviced Mortgage Loans as provided in Section 8.18, 50% of any assumption fees payable under Section
8.7(a) or 8.7(b), 100% of any extension fees payable under Section 8.10 or other fees payable to the Master Servicer hereunder and (B) directly to the Special
Servicer, 50% of any assumption fees as provided in Section 8.7(a), 50% of any assumption fees as provided in Section 8.7(b), all assumption fees relating to
Specially Serviced Mortgage Loans, Modification Fees and other fees collected on
Specially Serviced Mortgage Loans, in each case to the extent provided for herein from funds paid by the applicable Mortgagor, and Late Fees and default interest collected on any Specially Serviced Mortgage Loan in excess of Advance
Interest payable to the Master Servicer, the Trustee or the Fiscal Agent in
respect of such Specially Serviced Mortgage Loan (which Advance Interest the
Master Servicer shall retain or pay to the Trustee or the Fiscal Agent, as the case may be, to the extent provided for in this Agreement) to the extent the
Special Servicer is entitled to such Late Fees and default interest under
Section 4.5;

          (ii) Servicing Advances (including amounts later determined to be
Nonrecoverable Advances): (A) in the case of all Mortgage Loans, Serviced
Companion Mortgage Loans and B Notes, subject to clause (B) below and subsection
(iv) of Section 5.2(a)(II), to reimburse or pay to the Master Servicer, the
Special Servicer, the Trustee and the Fiscal Agent, pursuant to Section 4.6, (x)
prior to a Final Recovery Determination or determination in accordance with
Section 4.4 that any Advance is a Nonrecoverable Advance, Servicing Advances on
the related Mortgage Loan, Serviced Companion Mortgage Loan or B Note, as
applicable, from payments made by the related Mortgagor of the amounts to which
a

                                     -119-

Servicing Advance relates or from REO Income from the related REO Property or from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or Purchase
Proceeds and, to the extent that a Servicing Advance has been or is being reimbursed, any related Advance Interest thereon first, from Late Fees and default interest collected during the Collection Period during which such
Advance is reimbursed, and then from Excess Liquidation Proceeds then available and then from any other amounts on deposit in the Certificate Account; provided that, Late Fees and default interest will be applied on a "pool basis" for non-Specially Serviced Mortgage Loans (and any Serviced Companion Mortgage Loans
and B Notes that are not Specially Serviced Mortgage Loans) and on a
"loan-by-loan basis" (under which Late Fees and default interest will be offset against the Advance Interest arising only from the particular Specially Serviced
Mortgage Loan) for Specially Serviced Mortgage Loans, as the case may be, to the payment of Advance Interest on all Advances on such non-Specially Serviced
Mortgage Loans (and any Serviced Companion Mortgage Loan and B Notes that are not Specially Serviced Mortgage Loans) or such Specially Serviced Mortgage
Loans, as the case may be, then being reimbursed or (y) after a Final Recovery
Determination or determination that any Servicing Advance on the related
Mortgage Loan, Serviced Companion Mortgage Loan or B Note is a Nonrecoverable
Advance, any Servicing Advances made on the related Mortgage Loan, related
Serviced Companion Mortgage Loan, related B Note or REO Property from any funds on deposit in the Certificate Account (regardless of whether such amount was recovered from the applicable Mortgage Loan, Serviced Companion Mortgage Loan, B
Note or REO Property) and pay Advance Interest thereon first, from Late Fees and default interest collected during the Collection Period during which such
Advance is reimbursed (applying such Late Fees and default interest on a "pool basis" for all non-Specially Serviced Mortgage Loans (and any Serviced Companion
Mortgage Loans and B Notes that are not Specially Serviced Mortgage Loans) and on a "loan-by-loan basis", as described above, for all Specially Serviced
Mortgage Loans, as the case may be, to the payment of Advance Interest on all
Advances on such non-Specially Serviced Mortgage Loans (and any Serviced
Companion Mortgage Loans and B Notes that are not Specially Serviced Mortgage
Loans) or such Specially Serviced Mortgage Loans, as the case may be, then being reimbursed), then from Excess Liquidation Proceeds then available and then from any other amounts on deposit in the Certificate Account and (B) in the case of any Non-Serviced Mortgage Loan and from any funds on deposit in the Certificate
Account, to reimburse the applicable Non-Serviced Mortgage Loan Master Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer, the applicable
Non-Serviced Mortgage Loan Trustee and the applicable Non-Serviced Mortgage Loan
Fiscal Agent for Pari Passu Loan Nonrecoverable Advances and any accrued and unpaid interest thereon provided for under the related Non-Serviced Mortgage
Loan Intercreditor Agreement and Non-Serviced Mortgage Loan Pooling and
Servicing Agreement;

          (iii) P&I Advances (including amounts later to be determined to be
Nonrecoverable Advances): in the case of all Mortgage Loans, subject to subsection (iv) of Section 5.2(a)(II), to reimburse or pay to the Master
Servicer, the Trustee and the Fiscal Agent, pursuant to Section 4.6, (x) if prior to a Final Recovery Determination or determination that any Advance is a
Nonrecoverable Advance, any P&I Advances from Late Collections made by the
Mortgagor of the amounts to which a P&I Advance relates, or REO Income from the related REO Property or from Liquidation Proceeds, Condemnation Proceeds,
Insurance Proceeds or Purchase Proceeds and, to the extent that a P&I Advance has been or is being reimbursed, any related Advance Interest thereon, first, from Late Fees and default interest collected during the Collection Period during which such Advance is reimbursed, and then from Excess Liquidation

                                     -120-

Proceeds then available and then from any other amounts on deposit in the
Certificate Account; provided that, Late Fees and default interest will be applied on a "pool basis" for non-Specially Serviced Mortgage Loans and on a
"loan-by-loan basis" (under which Late Fees and default interest will be offset against the Advance Interest arising only from the particular Specially Serviced
Mortgage Loan) for Specially Serviced Mortgage Loans, as the case may be, to the payment of Advance Interest on all Advances on such non-Specially Serviced
Mortgage Loans or such Specially Serviced Mortgage Loans, as the case may be, then being reimbursed or (y) if after a Final Recovery Determination or determination in accordance with Section 4.4 that any P&I Advance on the related
Mortgage Loan is a Nonrecoverable Advance, any P&I Advances made on the related
Mortgage Loan or REO Property from funds on deposit in the Certificate Account
(regardless of whether such amount was recovered from the applicable Mortgage
Loan or REO Property) and any Advance Interest thereon, first, from Late Fees and default interest collected during the Collection Period during which such
Advance is reimbursed (applying such Late Fees and default interest on a "pool basis" for all non-Specially Serviced Mortgage Loans and on a "loan-by-loan basis", as described above, for all Specially Serviced Mortgage Loans, as the case may be, to the payment of Advance Interest on all Advances on such non-Specially Serviced Mortgage Loans or such Specially Serviced Mortgage Loans, as the case may be, then being reimbursed), then from Excess Liquidation
Proceeds then available and then from any other amounts on deposit in the
Certificate Account;

          (iv) Servicing Fees and Special Servicer Compensation: to pay to
itself the Master Servicing Fee, subject to reduction for any Compensating
Interest, to pay to the Special Servicer the Special Servicing Fee and the
Work-Out Fee, to pay to the Primary Servicer (or the Master Servicer) the
Primary Servicing Fees, and to pay to the parties entitled thereto the Excess
Servicing Fees (to the extent not previously retained by any of such parties);

          (v) Trustee Fee and Paying Agent Fee: to pay to the Distribution
Account for withdrawal by the Paying Agent, the Paying Agent Fee and the Trustee
Fee;

          (vi) Expenses of Trust: to pay to the Person entitled thereto any amounts specified herein to be Additional Trust Expenses (at the time set forth herein or in the definition thereof), and any other amounts that in fact constitute Additional Trust Expenses whose payment is not more specifically provided for in this Agreement; provided that the Depositor shall not be entitled to receive reimbursement for performing its duties under this
Agreement;

          (vii) Liquidation Fees: upon the occurrence of a Final Recovery
Determination to pay to the Special Servicer from the Certificate Account, the amount certified by the Special Servicer equal to the Liquidation Fee, to the extent provided in Section 9.11 hereof;

          (viii) Investment Income: to pay to itself income and gain realized on the investment of funds deposited in the Certificate Account (including any A/B
Loan Custodial Accounts and Serviced Companion Mortgage Loan Custodial
Accounts);

          (ix) Prepayment Interest Excesses: to pay to the Master Servicer the
amount of the aggregate Prepayment Interest Excesses relating to Mortgage Loans which are not Specially Serviced Mortgage Loans (to the extent not offset by
Prepayment Interest Shortfalls

                                     -121-

relating to such Mortgage Loans); and to pay to the Special Servicer the amount of the aggregate Prepayment Interest Excesses relating to Specially Serviced
Mortgage Loans which have received voluntary Principal Prepayments (not from
Liquidation Proceeds or from modifications to Specially Serviced Mortgage
Loans), to the extent not offset by Prepayment Interest Shortfalls relating to such Mortgage Loans.

          (x) Correction of Errors: to withdraw funds deposited in the
Certificate Account in error;

          (xi) Distribution Account: to make payment on each Master Servicer
Remittance Date of the remaining amounts in the Certificate Account (including any Excess Interest) to the Distribution Account (or in the case of any Excess
Interest, deposit to the Excess Interest Sub-account under Section 5.3(b)), other than amounts held for payment in future periods or pursuant to clause
(xii) below;

          (xii) Reserve Account: to make payment on each Master Servicer
Remittance Date to the Reserve Account, any Excess Liquidation Proceeds (subject to Section 4.6(c)); and

          (xiii) Clear and Terminate: to clear and terminate the Certificate
Account pursuant to Section 8.29;

provided, however, that in the case of any B Note for which an A/B Loan
Custodial Account is required to be established by the Master Servicer:

     (A) the Master Servicer shall be entitled to make transfers from time to time, from the related A/B Loan Custodial Account to the portion of the
     Certificate Account that does not constitute the A/B Loan Custodial
     Account, of amounts necessary for the payments or reimbursement of amounts described in any one or more of clauses (i), (ii), (iii), (iv), (vi),
     (vii), (viii), (ix) and (xii) above, but only insofar as the payment or reimbursement described therein arises from or is related solely to such
     A/B Mortgage Loan and is allocable to the A/B Mortgage Loan pursuant to this Agreement or the related Intercreditor Agreement, and the Master
     Servicer shall also be entitled to make transfers from time to time, from the related A/B Loan Custodial Account to the portion of the Certificate
     Account that does not constitute the A/B Loan Custodial Account, of amounts transferred to such related A/B Loan Custodial Account in error, and amounts necessary for the clearing and termination of the Certificate
     Account pursuant to Section 8.29;

     (B) the Master Servicer shall be entitled to make transfers from time to time, from the related A/B Loan Custodial Account to the portion of the
     Certificate Account that does not constitute the A/B Loan Custodial
     Account, of amounts not otherwise described in clause (A) above to which the holder of an A Note is entitled under the A/B Mortgage Loan and the related Intercreditor Agreement (including in respect of interest, principal and Prepayment Premiums in respect of the A Note (whether or not by operation of any provision of the related Intercreditor Agreement that entitles the holder of such A Note to receive

                                     -122-

     remittances in amounts calculated without regard to any modification, waiver or amendment of the economic terms of such A Note)); and

     (C) the Master Servicer shall on each Master Servicer Remittance Date remit to the holder of the related B Note all amounts on deposit in such A/B Loan
     Custodial Account (net of amounts permitted or required to be transferred therefrom as described in clauses (A) and/or (B) above), to the extent that the holder of such B Note is entitled thereto under the related
     Intercreditor Agreement (including by way of the operation of any provision of the related Intercreditor Agreement that entitles the holder of such B
     Note to reimbursement of cure payments made by it).

and provided further, however, that in the case of any Serviced Companion
Mortgage Loan:

     (A) the Master Servicer shall be entitled to make transfers from time to time, from the related Serviced Companion Mortgage Loan Custodial Account to the portion of the Certificate Account that does not constitute any
     Serviced Companion Mortgage Loan Custodial Account, of amounts necessary for the payments or reimbursement of amounts described in any one or more of clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (xii)
     above, but only insofar as the payment or reimbursement described therein arises from or is related solely to such Loan Pair and is allocable to the
     Serviced Companion Mortgage Loan, and the Master Servicer shall also be entitled to make transfers from time to time, from the related Serviced
     Companion Mortgage Loan Custodial Account to the portion of the Certificate
     Account that does not constitute any Serviced Companion Mortgage Loan
     Custodial Account, of amounts transferred to such related Serviced
     Companion Mortgage Loan Custodial Account in error, and amounts necessary for the clearing and termination of the Certificate Account pursuant to
     Section 8.29; provided, however that the Master Servicer shall not be entitled to make transfers from the portion of the Certificate Account that does not constitute any Serviced Companion Mortgage Loan Custodial Account
     (other than amounts previously transferred from the related Serviced
     Companion Mortgage Loan Custodial Account in accordance with this clause
     (A)) of amounts necessary for the payment or reimbursement of amounts described in any one or more of the foregoing clauses;

     (B) the Master Servicer shall be entitled to make transfers from time to time, from the related Serviced Companion Mortgage Loan Custodial Account to the portion of the Certificate Account that does not constitute any
     Serviced Companion Mortgage Loan Custodial Account, of amounts not otherwise described in clause (A) above to which the holder of a Serviced
     Pari Passu Mortgage Loan is entitled under the related Loan Pair
     Intercreditor Agreement (including in respect of interest, principal and
     Prepayment Premiums); and

     (C) the Master Servicer shall, on either (x) the later of (i) one (1)
     Business Day after the related Determination Date or (ii) alternatively, but only if the related Serviced Companion Mortgage Loan is primary serviced under the Primary Servicing Agreement, one (1) Business Day after receipt from the

                                     -123-

     Primary Servicer or (y) such other date as may be agreed to between the
     Master Servicer and the holder of the related Serviced Companion Mortgage
     Loan (in their respective sole discretion), remit to the holder of the related Serviced Companion Mortgage Loan all amounts on deposit in such related Serviced Companion Mortgage Loan Custodial Account (net of amounts permitted or required to be transferred therefrom as described in clauses
     (A) and/or (B) above), to the extent that the holder of such Serviced
     Companion Mortgage Loan is entitled thereto under the related Loan Pair
     Intercreditor Agreement.

     No decision by the Master Servicer, the Trustee or the Fiscal Agent under either this Section 5.2(a) or subsection (iv) of Section 5.2(a)(II), to defer the reimbursement of Advances and/or Advance Interest shall be construed as an agreement by the Master Servicer to subordinate (in respect of realizing losses), to any Class of Certificates, such party's right to such reimbursement during such period of deferral.

     Expenses incurred with respect to any Loan Pair shall be allocated in accordance with the related Loan Pair Intercreditor Agreement. Expenses incurred with respect to an A/B Mortgage Loan shall be allocated in accordance with the related Intercreditor Agreement. The Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan, Serviced Companion Mortgage Loan and
B Note for the purpose of justifying any withdrawal or transfer from the
Certificate Account, each Serviced Companion Mortgage Loan Custodial Account and any A/B Loan Custodial Account, as applicable. If funds collected in respect of the A Notes are insufficient to pay the Master Servicing Fee, then the Master
Servicer shall be entitled to withdraw the amount of such shortfall from the collections on, and other proceeds of, the B Note that are held in the related
A/B Loan Custodial Account. The Master Servicer shall not be permitted to withdraw any funds from the portion of the Certificate Account that does not constitute the A/B Loan Custodial Account unless there are no remaining funds in the related A/B Loan Custodial Account available and required to be paid in accordance with the related Intercreditor Agreement.

     Subsection (II). The provisions of this subsection II of this Section
5.2(a) shall apply notwithstanding any contrary provision of subsection (I) of this Section 5.2(a):

          (i) Identification of Workout-Delayed Reimbursement Amounts. If any
     Advance made with respect to any Mortgage Loan on or before the date on which such Mortgage Loan becomes (or, but for the requirement that the
     Mortgagor shall have made three consecutive scheduled payments under its modified terms, would then constitute) a Rehabilitated Mortgage Loan, together with Advance Interest accrued thereon, is not, pursuant to the operation of the provisions of Section 5.2(a)(I), reimbursed to the Person who made such Advance on or before the date, if any, on which such Mortgage
     Loan becomes a Rehabilitated Mortgage Loan, such Advance, together with such Advance Interest, shall constitute a "Workout-Delayed Reimbursement
     Amount" to the extent that such amount has not been determined to constitute a Nonrecoverable Advance. All references herein to
     "Workout-Delayed Reimbursement Amount" shall be construed always to mean the related Advance and any Advance Interest thereon, together with any further Advance Interest that accrues on the unreimbursed portion of such
     Advance from time to time in accordance with the

                                     -124-

     other provisions of this Agreement. That any amount constitutes all or a portion of any Workout-Delayed Reimbursement Amount shall not in any manner limit the right of any Person hereunder to determine that such amount instead constitutes a Nonrecoverable Advance.

          (ii) General Relationship of Provisions. Subsection (iii) below
     (subject to the terms and conditions thereof) sets forth the terms of and conditions to the right of a Person to be reimbursed for any
     Workout-Delayed Reimbursement Amount to the extent that such Person is not otherwise entitled to reimbursement and payment of such Workout-Delayed
     Reimbursement Amount pursuant to the operation of Section 5.2(a)(I) above.
     Subsection (iv) below (subject to the terms and conditions thereof)
     authorizes the Master Servicer to abstain from reimbursing itself (or, if applicable, the Trustee or the Fiscal Agent to abstain from obtaining reimbursement) for Nonrecoverable Advances under certain circumstances at its sole option. Upon any determination that all or any portion of a
     Workout-Delayed Reimbursement Amount constitutes a Nonrecoverable Advance, then the reimbursement or payment of such amount (and any further Advance
     Interest that may accrue thereon) shall cease to be subject to the operation of subsection (iii) below, such amount (and further Advance
     Interest) shall be as fully payable and reimbursable to the relevant Person as would any other Nonrecoverable Advance (and Advance Interest thereon)
     and, as a Nonrecoverable Advance, such amount may become the subject of the
     Master Servicer's (or, if applicable, the Trustee's or the Fiscal Agent's)
     exercise of its sole option authorized by subsection (iv) below.

          (iii) Reimbursements of Workout-Delayed Reimbursement Amounts. The
     Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, as
     applicable, shall be entitled to reimbursement and payment for all
     Workout-Delayed Reimbursement Amounts in each Collection Period; provided, however, that the aggregate amount (for all such Persons collectively) of such reimbursements and payments in such Collection Period shall not exceed
     (and the reimbursement and payment shall be made from) the aggregate amount in the Collection Account allocable to principal received or advanced with respect to the Mortgage Loans for such Collection Period contemplated by clause (I)(A) of the definition of Principal Distribution Amount (but not including any such amounts that constitute Advances) and net of any
     Nonrecoverable Advances then outstanding and reimbursable from such principal in accordance with Section 5.2(a)(II)(iv) below. As and to the extent provided in clause (II)(A) of the definition thereof, the Principal
     Distribution Amount for the Distribution Date related to such Collection
     Period shall be reduced to the extent that such payment or reimbursement of a Workout-Delayed Reimbursement Amount is made from the aggregate amount in the Collection Account allocable to principal pursuant to the preceding sentence.

          (iv) Reimbursement of Nonrecoverable Advances; Sole Option to Abstain
     from Reimbursements of Certain Nonrecoverable Advances. To the extent that
     Section 5.2(a)(I) otherwise entitles the Master Servicer to reimbursement for any Nonrecoverable Advance (or payment of Advance Interest

                                     -125-

     thereon from a source other than Late Fees and default interest on the related Mortgage Loan) during any Collection Period, then, notwithstanding any contrary provision of subsection (I) above, (a) to the extent that one or more such reimbursements and payments of Nonrecoverable Advances (and such Advance Interest thereon) are made, such reimbursements and payments shall be made, first, from the aggregate amount in the Collection Account allocable to principal received or advanced with respect to the Mortgage
     Loans for such Collection Period contemplated by clause (I)(A) of the definition of Principal Distribution Amount (but not including any such amounts that constitute Advances, and prior to any deduction for
     Workout-Delayed Reimbursement Amounts (and Advance Interest thereon) that were reimbursed or paid during the related Collection Period from amounts allocable to principal received with respect to the Mortgage Loans, as described by clause (II)(A) of the definition of Principal Distribution
     Amount and pursuant to subsection (iii) of Section 5.2(a)(II)), and then from other collections (including interest) on the Mortgage Loans for such
     Collection Period, provided, that if interest is used to reimburse such
     Nonrecoverable Advances, the party entitled to such reimbursement shall notify the Rating Agencies at least fifteen (15) days prior to such reimbursement, unless circumstances exist that are extraordinary in the sole discretion of such party, and (b) if and to the extent that the amount of such a Nonrecoverable Advance (and Advance Interest thereon), together with all Nonrecoverable Advances (and Advance Interest thereon) theretofore reimbursed during such Collection Period, would exceed such principal on the Mortgage Loans for such Collection Period (and Advance Interest thereon), the Master Servicer (and the Trustee or the Fiscal Agent, as
     applicable, if it made the relevant Advance) is hereby authorized (but shall not be construed to have any obligation whatsoever), if it elects at its sole option, to abstain from reimbursing itself (notwithstanding that it is entitled to such reimbursement) during that Collection Period for all or a portion of such Nonrecoverable Advance (and Advance Interest thereon), provided that the aggregate amount that is deferred with respect to all
     Nonrecoverable Advances (and Advance Interest thereon) with respect to all
     Mortgage Loans for any particular Collection Period is less than or equal to such excess described above in this clause (b). If the Master Servicer
     (or the Trustee or the Fiscal Agent, as applicable) makes such an election at its sole option to defer reimbursement with respect to all or a portion of a Nonrecoverable Advance (and Advance Interest thereon), then such
     Nonrecoverable Advance (and Advance Interest thereon) or portion thereof shall continue to be fully reimbursable in any subsequent Collection Period to the same extent as set forth above. In connection with a potential election by the Master Servicer to abstain from the reimbursement of a particular Nonrecoverable Advance or portion thereof during the Collection
     Period for any Distribution Date, the Master Servicer (or the Trustee or
     the Fiscal Agent, as applicable) shall further be authorized to wait for principal collections to be received before making its determination of whether to abstain from the reimbursement of a particular Nonrecoverable
     Advance or portion thereof until the end of the Collection Period.

                                     -126-

          The reimbursements of Nonrecoverable Advances and Workout-Delayed
     Reimbursement Amounts set forth in clauses (iii) and (iv) above shall take into account the allocation of amounts described in the last sentence of the definition of "Liquidation Realized Loss."

          None of the Master Servicer, the Trustee or the Fiscal Agent shall have any liability whatsoever for making an election, or refraining from making an election, that is authorized under this subsection (II)(iv). The foregoing shall not, however, be construed to limit any liability that may otherwise be imposed on such Person for any failure by such Person to comply with the conditions to making such an election under this subsection
     (II)(iv) or to comply with the terms of this subsection (II)(iv) and the other provisions of this Agreement that apply once such an election, if any, has been made.

          Any election by the Master Servicer (or the Trustee or the Fiscal
     Agent, as applicable) to abstain from reimbursing itself for any
     Nonrecoverable Advance (and Advance Interest thereon) or portion thereof with respect to any Collection Period shall not be construed to impose on the Master Servicer (or the Trustee or the Fiscal Agent, as applicable) any obligation to make such an election (or any entitlement in favor of any
     Certificateholder or any other Person to such an election) with respect to any subsequent Collection Period or to constitute a waiver or limitation on the right of the Master Servicer (or the Trustee or the Fiscal Agent, as
     applicable) to otherwise be reimbursed for such Nonrecoverable Advance (and
     Advance Interest thereon). Any election by the Master Servicer, the Trustee or the Fiscal Agent to abstain from reimbursing itself for any
     Nonrecoverable Advance or portion thereof with respect to any one or more
     Collection Periods shall not limit the accrual of Advance Interest on the unreimbursed portion of such Nonrecoverable Advance for the period prior to the actual reimbursement of such Nonrecoverable Advance. None of the Master
     Servicer, the Trustee, the Fiscal Agent or the other parties to this
     Agreement shall have any liability to one another or to any of the
     Certificateholders or any holder of a B Note or Serviced Companion Mortgage
     Loan for any such election that such party makes as contemplated by this subsection or for any losses, damages or other adverse economic or other effects that may arise from such an election. The foregoing statements in this paragraph shall not limit the generality of the statements made in the immediately preceding paragraph. Notwithstanding the foregoing, none of the
     Master Servicer, the Trustee or the Fiscal Agent shall have the right to abstain from reimbursing itself for any Nonrecoverable Advance to the extent of the amount described in clause (I)(A) of the definition of
     Principal Distribution Amount.

          (v) Reimbursement Rights of the Master Servicer, Special Servicer,
     Trustee and Fiscal Agent Are Senior. Nothing in this Agreement shall be deemed to create in any Certificateholder a right to prior payment of distributions over the Master Servicer's, the Special Servicer's, the
     Trustee's or the Fiscal Agent's right to reimbursement for Advances plus
     Advance Interest (whether those that constitute Workout-Delayed
     Reimbursement Amounts, those that have been the subject of the Master
     Servicer's election authorized in subsection (iv) or otherwise).

                                     -127-

     (b) Scheduled Payments due in a Collection Period succeeding the Collection
Period relating to such Master Servicer Remittance Date, Principal Prepayments received after the related Collection Period, or other amounts not distributable on the related Distribution Date, shall be held in the Certificate Account (or sub-account thereof) and shall be distributed on the Master Servicer Remittance
Date or Dates to which such succeeding Collection Period or Periods relate, provided, however, that as to the Mortgage Loans set forth on Schedule XI, for which the Scheduled Payment due each month is due on a Due Date (including any grace period) that may occur after the end of the Collection Period in such month, sums received by the Master Servicer with respect to such Scheduled
Payment but after the end of such Collection Period shall be applied by the
Master Servicer to reimburse any related P&I Advance made pursuant to Section
5.1(h), and the Master Servicer shall remit to the Distribution Account on any
Master Servicer Remittance Date for a Collection Period any Principal
Prepayments and Balloon Payments received after the end of such Collection
Period but no later than the second Business Day immediately preceding such
Master Servicer Remittance Date on the Mortgage Loans set forth on Schedule XI.
The Master Servicer shall use its best efforts to remit to the Distribution
Account on any Master Servicer Remittance Date for a Collection Period any
Balloon Payments received after the date that is two Business Days immediately preceding the related Master Servicer Remittance Date and prior to the
Distribution Date. In connection with the deposit of any Balloon Payments to the
Distribution Account in accordance with the immediately preceding sentence, the
Master Servicer shall promptly notify the Paying Agent and the Paying Agent shall, if it has already reported anticipated distributions to the Depository, use commercially reasonable efforts to cause the Depository to make the revised distribution on a timely basis on such Distribution Date. Neither the Master
Servicer nor the Paying Agent shall be liable or held responsible for any resulting delay or failure in the making of such distribution to
Certificateholders. For purposes of the definition of "Available Distribution
Amount" and "Principal Distribution Amount," (i) the Scheduled Payments relating to the Mortgage Loans set forth on Schedule XI that are collected after the end of the related Collection Period and (ii) Principal Prepayments and Balloon
Payments relating to the Mortgage Loans set forth on Schedule XI received after the end of the related Collection Period but prior to the Master Servicer
Remittance Date shall each be deemed to have been collected in the prior
Collection Period.

     (c) On each Master Servicer Remittance Date in March of every year commencing in March 2006, the Master Servicer shall withdraw all amounts then in the Interest Reserve Account and deposit such amounts into the Distribution
Account.

     SECTION 5.3 DISTRIBUTION ACCOUNT AND RESERVE ACCOUNT.

     (a) The Paying Agent, on behalf of the Trustee shall establish (with respect to clause (i), on or prior to the Closing Date, and with respect to clause (ii), on or prior to the date the Paying Agent determines is necessary)
and maintain in its name, on behalf of the Trustee, (i) an account (the
"Distribution Account"), to be held in trust for the benefit of the Holders until disbursed pursuant to the terms of this Agreement, titled: "Wells Fargo
Bank, National

                                     -128-

Association, as Paying Agent on behalf of LaSalle Bank National Association, as
Trustee, in trust for the benefit of the Holders of Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19,
Distribution Account" and (ii) an account (the "Reserve Account") to be held in trust for the benefit of the holders of interests in the Trust until disbursed pursuant to the terms of this Agreement, titled: "Wells Fargo Bank, National
Association, as Paying Agent on behalf of LaSalle Bank National Association, as
Trustee, in trust for the benefit of the Holders of Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19, Reserve
Account." The Distribution Account and the Reserve Account shall be Eligible
Accounts. Funds in the Reserve Account shall not be invested. The Distribution
Account and Reserve Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Paying Agent held under this Agreement.

     Funds in the Distribution Account may be invested and, if invested, shall be invested by, and at the risk of, the Paying Agent in Eligible Investments selected by the Paying Agent which shall mature, unless payable on demand, not later than such time on the Distribution Date which will allow the Paying Agent to make withdrawals from the Distribution Account under Section 5.3(b), and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible Investments shall be made in the name of "LaSalle Bank National Association, as Trustee for the Holders of the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and the holder of any related B Note as their interests may appear." None of the Depositor, the Mortgagors, the Special Servicer, the Master
Servicer, the Primary Servicer or the Trustee shall be liable for any loss incurred on such Eligible Investments.

     An amount equal to all income and gain realized from any such investment shall be paid to the Paying Agent as additional compensation and shall be subject to its withdrawal at any time from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the Paying Agent which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Distribution Account, as the case may be, out of its own funds immediately as realized. If the Paying Agent deposits in or transfers to the Distribution Account, as the case may be, any amount not required to be deposited therein or transferred thereto, it may at any time withdraw such amount or retransfer such amount from the Distribution
Account, as the case may be, any provision herein to the contrary notwithstanding.

     (b) The Paying Agent shall deposit into the Distribution Account or the
Reserve Account, as applicable, on the Business Day received all moneys remitted by the Master Servicer pursuant to this Agreement, including P&I Advances made by the Master Servicer, the Trustee and the Fiscal Agent and all Excess
Liquidation Proceeds. The Paying Agent shall deposit amounts constituting collections of Excess Interest on the Mortgage Loans into the Excess Interest
Sub-account. On any Master Servicer Remittance Date, the Master Servicer shall have no duty to remit to the Distribution Account any amounts other than amounts held in the Certificate Account and collected during the related Collection
Period as provided in clauses (v) and (xi) of Section 5.2(a) and the P&I Advance
Amount and, on the Master Servicer Remittance Date occurring in March of any year, commencing in March 2006, amounts held in the Interest Reserve Account.
The Paying Agent shall make withdrawals from the Distribution Account (including the Excess Interest Sub-account) and the Reserve Account only for the following purposes:

          (i) to withdraw amounts deposited in the Distribution Account and the
Reserve Account in error and pay such amounts to the Persons entitled thereto;

                                     -129-

          (ii) to pay any amounts payable to the Master Servicer, the Primary
Servicer, the Special Servicer, the Fiscal Agent and the Trustee (including the
Trustee's Fee (other than that portion thereof, that constitutes the Paying
Agent's Fee)) and the Paying Agent (including the Paying Agent Fee), or other expenses or other amounts permitted to be paid hereunder and not previously paid to such Persons pursuant to Section 5.2;

          (iii) to make distributions to the Certificateholders pursuant to
Sections 6.5 and 6.11; and

          (iv) to clear and terminate the Distribution Account and the Reserve
Account pursuant to Section 10.2.

     SECTION 5.4 PAYING AGENT REPORTS.

     (a) On or prior to each Distribution Date, based on information provided in monthly reports prepared by the Master Servicer and the Special Servicer and delivered to the Paying Agent by the Master Servicer (no later than 1:00 p.m.,
New York time on the Report Date), the Paying Agent shall make available to any interested party via its internet website initially located at
"www.ctslink.com/cmbs" (the "Paying Agent's Website"), (i) the Monthly
Certificateholders Report (substantially in the form of Exhibit M), (ii) a report containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Appendix I to the Final Prospectus Supplement and shall be presented in tabular format substantially similar to the format utilized in such Appendix I which report may be included as part of the Monthly Certificateholders Report, (iii) the Loan
Periodic Update File, Loan Setup File, Bond Level File and the Collateral
Summary File, (iv) the CMSA Advance Recovery Report, (v) the supplemental reports set forth in paragraph (b) of the definition of Unrestricted Servicer
Reports and (vi) as a convenience for interested parties (and not in furtherance of the distribution thereof under the securities laws), the Final Prospectus
Supplement and this Agreement.

     In addition, on or prior to each Distribution Date, based on information provided in monthly reports prepared by the Master Servicer and the Special
Servicer and delivered to the Paying Agent in accordance herewith, the Paying
Agent shall make available via the Paying Agent's Website, on a restricted basis, the Restricted Servicer Reports (including the Property File on or prior to each Distribution Date, commencing in August 2005). The Paying Agent shall provide access to the Restricted Servicer Reports, upon request, to each
Certificateholder, each of the parties to this Agreement, each of the Rating
Agencies, each of the Financial Market Publishers, each of the Underwriters, the
Operating Adviser, the Placement Agents, any prospective purchaser of the
Certificates and any Certificate Owner upon receipt (which may be in electronic form) from such person of an Investor Certificate in the form of Exhibit Y, and any other person upon the direction of the Depositor, the Placement Agents or any Underwriter. For assistance with the above-mentioned Paying Agent services,
Certificateholders or any party hereto may initially call 301-815-6600.

     The Paying Agent makes no representations or warranties as to the accuracy or completeness of any report, document or other information made available on the Paying Agent's Website and assumes no responsibility therefor. The Paying
Agent shall be entitled to

                                     -130-

conclusively rely on any information provided to it by the Master Servicer or the Special Servicer and shall have no obligation to verify such information and the Paying Agent may disclaim responsibility for any information distributed by the Paying Agent for which it is not the original source. In connection with providing access to the Paying Agent's Website, the Paying Agent, may require registration and the acceptance of a disclaimer. None of the Master Servicer, the Special Servicer, the Primary Servicer or the Paying Agent shall be liable for the dissemination of information in accordance with this Agreement; provided that this sentence shall not in any way limit the liability the Paying Agent may otherwise have in the performance of its duties hereunder.

     (b) Subject to Section 8.15, upon advance written request, if required by federal regulation, of any Certificateholder (or holder of a Serviced Companion
Mortgage Loan or B Note) that is a savings association, bank, or insurance company, the Paying Agent shall provide (to the extent in its possession) to each such Certificateholder (or such holder of a Serviced Companion Mortgage
Loan or B Note) such reports and access to non-privileged information and documentation regarding the Mortgage Loans and the Certificates as such
Certificateholder (or such holder of a Serviced Companion Mortgage Loan or B
Note) may reasonably deem necessary to comply with applicable regulations of the
Office of Thrift Supervision or successor or other regulatory authorities with respect to investment in the Certificates; provided that the Paying Agent shall be entitled to be reimbursed by such Certificateholder (or such holder of a
Serviced Companion Mortgage Loan or B Note) for the Paying Agent's actual expenses incurred in providing such reports and access. The holder of a B Note shall be entitled to receive information and documentation only with respect to its related A/B Mortgage Loan and the holder of a Serviced Companion Mortgage
Loan shall be entitled to receive information and documentation only with respect to its related Loan Pair, pursuant hereto.

     (c) Upon written request, the Paying Agent shall send to each Person who at any time during the calendar year was a Certificateholder of record, customary information as the Paying Agent deems necessary or desirable for such Holders to prepare their federal income tax returns.

     (d) Reserved

     (e) The Paying Agent shall afford the Rating Agencies, the Financial Market
Publishers, the Depositor, the Master Servicer, the Special Servicer, the
Primary Servicer, the Trustee, the Fiscal Agent, the Operating Adviser, any
Certificateholder, the Luxembourg Paying Agent, prospective Certificate Owner or any Person reasonably designated by any Placement Agent, or any Underwriter upon reasonable notice and during normal business hours, reasonable access to all relevant, non-attorney privileged records and documentation regarding the applicable Mortgage Loans, REO Property and all other relevant matters relating to this Agreement, and access to Responsible Officers of the Paying Agent.

     (f) Copies (or computer diskettes or other digital or electronic formats of such information if reasonably available in lieu of paper copies) of any and all of the foregoing items of this Section 5.4 shall be made available by the Paying
Agent upon request; provided, however, that the Paying Agent shall be permitted to require payment by the requesting party (other than the Depositor, the Master
Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the

                                     -131-

Operating Adviser, any Placement Agent or any Underwriter or any Rating Agency)
of a sum sufficient to cover the reasonable expenses actually incurred by the
Paying Agent of providing access or copies (including electronic or digital copies) of any such information requested in accordance with the preceding sentence.

     (g) The Paying Agent shall make available at its Corporate Trust Office
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any Certificateholder, any
Certificate Owner, any prospective Certificate Owner, the Placement Agents, the
Underwriters, each Rating Agency, the Special Servicer, the Depositor, and solely as with respect to any A/B Mortgage Loan, the holder of the B Note and solely as with respect to any Loan Pair, the holder of the Serviced Companion
Mortgage Loan, originals or copies of, among other things, any Phase I
Environmental Report or engineering report prepared or appraisals performed in respect of each Mortgaged Property provided, however, that the Paying Agent shall be permitted to require payment by the requesting party (other than either
Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the Paying Agent or the Trustee of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

     SECTION 5.5 PAYING AGENT TAX REPORTS. The Paying Agent shall perform all reporting and other tax compliance duties that are the responsibility of each
REMIC Pool and the Class P Grantor Trust under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Consistent with this Pooling and Servicing Agreement, the Paying Agent shall provide or cause to be provided (i) to the United States
Treasury or other Persons (including, but not limited to, the Transferor of a
Class R-I, Class R-II or Class R-III Certificate, to a Disqualified Organization
or to an agent that has acquired a Class R-I, Class R-II or Class R-III
Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Class
R-I, Class R-II or Class R-III Certificate to any Disqualified Organization and
(ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions; in the case of (i), subject to reimbursement of expenses relating thereto in accordance with Section 7.12. The Master Servicer shall on a timely basis provide the Paying Agent with such information concerning the Mortgage Loans as is necessary for the preparation of the tax or information returns or receipts of each REMIC Pool and the Class P Grantor Trust as the Paying Agent may reasonably request from time to time. The Special
Servicer is required to provide to the Master Servicer all information in its possession with respect to the Specially Serviced Mortgage Loans in order for the Master Servicer to comply with its obligations under this Section 5.5. The
Paying Agent shall be entitled to conclusively rely on any such information provided to it by the Master Servicer or the Special Servicer and shall have no obligation to verify any such information.

                                   ARTICLE VI

                                  DISTRIBUTIONS

     SECTION 6.1 DISTRIBUTIONS GENERALLY. Subject to Section 10.2(a), respecting the final distribution on the Certificates, on each Distribution Date, the
Paying Agent shall (1) first, withdraw from the Distribution Account and pay to the Fiscal Agent and Trustee any

                                     -132-

unpaid fees, expenses and other amounts then required to be paid pursuant to this Agreement, and then, to the Paying Agent, any unpaid fees, expenses and other amounts then required to be paid pursuant to this Agreement, and then at the written direction of the Master Servicer, withdraw from the Distribution
Account and pay to the Master Servicer, the Primary Servicer and Special
Servicer any unpaid servicing compensation or other amounts currently required to be paid pursuant to this Agreement (to the extent not previously retained or withdrawn by the Master Servicer from the Certificate Account), and (2) second, make distributions in the manner and amounts set forth below.

     Each distribution to Holders of Certificates shall be made by check mailed to such Holder's address as it appears on the Certificate Register of the
Certificate Registrar or, upon written request to the Paying Agent on or prior to the related Record Date (or upon standing instructions given to the Paying
Agent on the Closing Date prior to any Record Date, which instructions may be revoked at any time thereafter upon written notice to the Paying Agent five days prior to the related Record Date) made by a Certificateholder by wire transfer in immediately available funds to an account specified in the request of such
Certificateholder; provided, that (i) remittances to the Paying Agent shall be made by wire transfer of immediately available funds to the Distribution Account and the Reserve Account; and (ii) the final distribution in respect of any
Certificate shall be made only upon presentation and surrender of such
Certificate at such location specified by the Paying Agent in a notice delivered to Certificateholders pursuant to Section 10.2(a). If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day without compensation for such delay. All distributions or allocations made with respect to Holders of Certificates of a Class on each Distribution Date shall be made or allocated among the outstanding Interests in such Class in proportion to their respective initial Certificate Balances or Percentage Interests for the Class X
Certificates.

     SECTION 6.2 REMIC I.

     (a) On each Distribution Date, the Paying Agent shall be deemed to distribute to itself on behalf of the Trustee, as holder of the REMIC I Regular
Interests, for the following purposes and in the following order of priority:

          (i) from the portion of the Available Distribution Amount attributable to interest (other than Excess Interest) collected or deemed collected on or with respect to each Mortgage Loan or related REO Property, Distributable
Certificate Interest to each Corresponding REMIC I Regular Interest;

          (ii) from the portion of the Available Distribution Amount attributable to principal collected or deemed collected on or with respect to each Mortgage Loan or related REO Property, principal to the Corresponding REMIC
I Regular Interest, until the Certificate Balance thereof is reduced to zero;

          (iii) any remaining funds with respect to each Mortgage Loan (other than Excess Interest) or related REO Property, to reimburse any Realized Losses previously allocated to the REMIC I Regular Interests, plus interest on such
Realized Losses at the related REMIC I Net Mortgage Rate previously allocated thereto; and

                                     -133-

          (iv) thereafter, to the Class R-I Certificateholders at such time as the Certificate Balance of all Classes of REMIC I Regular Interests have been reduced to zero, and Realized Losses previously allocated thereto have been reimbursed to the Holders of the REMIC I Regular Interests, any amounts remaining with respect to each Mortgage Loan (other than Excess Interest) or related REO Property, to the extent of the Trust's interest therein.

     SECTION 6.3 REMIC II.

     (a) On each Distribution Date, the Paying Agent shall be deemed to distribute to itself on behalf of the Trustee, as holder of the REMIC II Regular
Interests, amounts distributable to any Class of Principal Balance Certificates pursuant to Section 6.5 or Section 10.1 to its Corresponding REMIC II Regular
Interest set forth in the Preliminary Statement hereto; provided that interest shall be deemed to have been distributed pro rata among two or more
Corresponding REMIC II Regular Interests that correspond to a Class of Principal
Balance Certificates; and provided, further, that distributions of principal:

          (i) with respect to the Class A-1 Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-1A; second, to REMIC II Regular Interest A-1B; and third, to
REMIC II Regular Interest A-1C, in each case, until their respective Certificate
Balances are reduced to zero;

          (ii) with respect to the Class A-2 Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-2A; and second, to REMIC II Regular Interest A-2B; in each case, until their respective Certificate Balances are reduced to zero;

          (iii) with respect to the Class A-3 Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-3A; and second, to REMIC II Regular Interest A-3B, in each case, until their respective Certificate Balances are reduced to zero;

          (iv) with respect to the Class A-4A Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-4AA; second, to REMIC II Regular Interest A-4AB; third, to
REMIC II Regular Interest A-4AC; fourth, to REMIC II Regular Interest A-4AD; and
fifth, to REMIC II Regular Interest A-4AE; in each case, until their respective
Certificate Balances are reduced to zero;

          (v) with respect to the Class A-J Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-JA; second, to REMIC II Regular Interest A-JB; and third, to
REMIC II Regular Interest A-JC; in each case, until their respective Certificate
Balances are reduced to zero;

          (vi) with respect to the Class B Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular
Interest B-1; and second, to REMIC II Regular Interest B-2; in each case, until their respective Certificate Balances are reduced to zero;

          (vii) with respect to the Class C Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest C-1;

                                     -134-

and second, to REMIC II Regular Interest C-2; in each case, until their respective Certificate Balances are reduced to zero;

          (viii) with respect to the Class E Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest E-1; and second, to REMIC II Regular Interest E-2; in each case, until their respective Certificate Balances are reduced to zero;

          (ix) with respect to the Class G Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular
Interest G-1; and second, to REMIC II Regular Interest G-2; in each case, until their respective Certificate Balances are reduced to zero; and

          (x) with respect to the Class K Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular
Interest K-1; and second, to REMIC II Regular Interest K-2; in each case, until their respective Certificate Balances are reduced to zero.

     (b) All distributions made in respect of the Class X-1 and Class X-2
Certificates on each Distribution Date pursuant to Section 6.5 or Section 10.1, and allocable to any particular Component of such Class of Certificates in accordance with the definitions of "Class X-1 Strip Rate" and "Class X-2 Strip
Rate" and distributed in accordance with Section 6.5(a), shall be deemed to have first been distributed from REMIC II to REMIC III in respect of such Component's
Corresponding REMIC II Regular Interest. All distributions of reimbursements of
Realized Losses made in respect of any Class of Principal Balance Certificates on each Distribution Date pursuant to Section 6.5 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of its Corresponding
REMIC II Regular Interest set forth in the Preliminary Statement hereto;
provided, however, that distributions of reimbursements of Realized Losses shall be deemed to have been distributed among two or more Corresponding REMIC II
Regular Interests that correspond to a Class of Principal Balance Certificates in the reverse order of the priority set forth in Section 6.6(d) for allocation for Realized Losses, up to the amount of Realized Losses previously allocated to such REMIC II Regular Interest. Any amounts remaining in the Distribution
Account with respect to REMIC II on any Distribution Date after the foregoing distributions shall be distributed to the holders of the Class R-II
Certificates.

     SECTION 6.4 RESERVED.

     SECTION 6.5 REMIC III.

     (a) On each Distribution Date, the Paying Agent shall withdraw from the
Distribution Account an amount equal to the Available Distribution Amount and shall distribute such amount (other than the amount attributable to any Excess
Interest, which shall be distributed in accordance with Section 6.5(c) and
Excess Liquidation Proceeds) in the following amounts and order of priority:

          (i) to the Holders of the Class A-1 Certificates, Class A-2
Certificates, Class A-3 Certificates, Class A-AB Certificates, Class A-4
Certificates, Class X-1 Certificates, Class X-2 Certificates, Distributable
Certificate Interest for such Distribution Date, pro rata in

                                     -135-

proportion to the Distributable Certificate Interest payable to each such Class, provided that Distributable Certificate Interest allocated to the Class A-4
Certificates shall be distributed first to the Class A-4A Certificates up to its interest entitlement and then to the Class A-4B Certificates up to its interest entitlement;

          (ii) to the Holders of the Class A-AB Certificates, in reduction of the Certificate Balance thereof, the Principal Distribution Amount for such
Distribution Date until the Certificate Balance of the Class A-AB Certificates has been reduced to the Planned Principal Balance for such Distribution Date;

          (iii) to the Holders of the Class A-1, Class A-2, Class A-3, Class
A-AB Certificates and Class A-4 Certificates, in reduction of the Certificate
Balances thereof, in an amount up to the remaining Principal Distribution Amount for such Distribution Date (after the distributions described in clause (ii)
above): first, to the Holders of the Class A-1 Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder) until the Certificate Balance thereof is reduced to zero, second, upon payment in full of the aggregate Certificate
Balance of the Class A-1 Certificates, to the holders of the Class A-2
Certificates, the Principal Distribution Amount for such Distribution Date
(reduced by any prior distributions thereof hereunder) until the aggregate
Certificate Balance of the Class A-2 Certificates has been reduced to zero, third, upon payment in full of the aggregate Certificate Balance of the Class
A-2 Certificates, to the holders of the Class A-3 Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder) until the aggregate Certificate Balance of the
Class A-3 Certificates has been reduced to zero, fourth, upon payment in full of the aggregate Certificate Balance of the Class A-3 Certificates, to the holders of the Class A-AB Certificates, the Principal Distribution Amount for such
Distribution Date (reduced by any prior distributions thereof hereunder) until the aggregate Certificate Balance of the Class A-AB Certificates has been reduced to zero, fifth, upon payment in full of the aggregate Certificate
Balance of the Class A-3 and Class A-AB Certificates, to the holders of the
Class A-4A Certificates, the Principal Distribution Amount for such Distribution
Date (reduced by any prior distributions thereof hereunder) until the aggregate
Certificate Balance of the Class A-4A Certificates has been reduced to zero and sixth, upon payment in full of the aggregate Certificate Balance of the Class
A-4A Certificates, to the holders of the Class A-4B Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder) until the aggregate Certificate Balance of the
Class A-4B Certificates has been reduced to zero;

          (iv) to the Holders of the Class A Senior Certificates, Class X-1
Certificates and Class X-2 Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause (treating principal and interest losses separately), to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed (in the case of the Class X Certificates, insofar as Realized Losses have resulted in shortfalls in the amount of interest distributed other than by reason of a reduction of the
Notional Amount), plus interest at the applicable Pass-Through Rate on such
Realized Losses; provided that such amounts in respect of the Class A-4
Certificates shall be allocated first to the Class A-4A Certificates until such
Realized Losses are reimbursed, together with all interest at the applicable
Pass-Through Rate, and then to the Class A-4B Certificates;

                                     -136-

          (v) to the Holders of the Class A-J Certificates, Distributable
Certificate Interest for such Distribution Date;

          (vi) upon payment in full of the Certificate Balance of the Class A-4B
Certificates, to the Holders of the Class A-J Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class A-J
Certificates has been reduced to zero;

          (vii) to the Holders of the Class A-J Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (viii) to the Holders of the Class B Certificates, Distributable
Certificate Interest for such Distribution Date;

          (ix) upon payment in full of the Certificate Balance of the Class A-J
Certificates, to the Holders of the Class B Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class B
Certificates has been reduced to zero;

          (x) to the Holders of the Class B Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xi) to the Holders of the Class C Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xii) upon payment in full of the Certificate Balance of the Class B
Certificates, to the Holders of the Class C Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class C
Certificates has been reduced to zero;

          (xiii) to the Holders of the Class C Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xiv) to the Holders of the Class D Certificates, Distributable
Certificate Interest for such Distribution Date; (xiii) upon payment in full of the Certificate Balance of the Class C Certificates, to the Holders of the Class
D Certificates, the Principal Distribution Amount for such Distribution Date
(reduced by any prior distributions thereof hereunder), until the Certificate
Balance of the Class D Certificates has been reduced to zero;

          (xv) to the Holders of the Class D Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

                                     -137-

          (xvii) to the Holders of the Class E Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xviii) upon payment in full of the Certificate Balance of the Class D
Certificates, to the Holders of the Class E Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class E
Certificates has been reduced to zero;

          (xix) to the Holders of the Class E Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xx) to the Holders of the Class F Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxi) upon payment in full of the Certificate Balance of the Class E
Certificates, to the Holders of the Class F Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class F
Certificates has been reduced to zero;

          (xxii) to the Holders of the Class F Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xxiii) to the Holders of the Class G Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxiv) upon payment in full of the Certificate Balance of the Class F
Certificates, to the Holders of the Class G Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class G
Certificates has been reduced to zero;

          (xxv) to the Holders of the Class G Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xxvi) to the Holders of the Class H Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxvii) upon payment in full of the Certificate Balance of the Class G
Certificates, to the Holders of the Class H Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class H
Certificates has been reduced to zero;

          (xxviii) to the Holders of the Class H Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

                                     -138-

          (xxix) to the Holders of the Class J Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxx) upon payment in full of the Certificate Balance of the Class H
Certificates, to the Holders of the Class J Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class J
Certificates has been reduced to zero;

          (xxxi) to the Holders of the Class J Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xxxii) to the Holders of the Class K Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxxiii) upon payment in full of the Certificate Balance of the Class
J Certificates, to the Holders of the Class K Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class K
Certificates has been reduced to zero;

          (xxxiv) to the Holders of the Class K Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xxxv) to the Holders of the Class L Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxxvi) upon payment in full of the Certificate Balance of the Class K
Certificates, to the Holders of the Class L Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class L
Certificates has been reduced to zero;

          (xxxvii) to the Holders of the Class L Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xxxviii) to the Holders of the Class M Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xxxix) upon payment in full of the Certificate Balance of the Class L
Certificates, to the Holders of the Class M Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class M
Certificates has been reduced to zero;

          (xl) to the Holders of the Class M Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

                                     -139-

          (xli) to the Holders of the Class N Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xlii) upon payment in full of the Certificate Balance of the Class M
Certificates, to the Holders of the Class N Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class N
Certificates has been reduced to zero;

          (xliii) to the Holders of the Class N Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xliv) to the Holders of the Class O Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xlv) upon payment in full of the Certificate Balance of the Class N
Certificates, to the Holders of the Class O Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class O
Certificates has been reduced to zero;

          (xlvi) to the Holders of the Class O Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

          (xlvi) to the Holders of the Class P Certificates, Distributable
Certificate Interest for such Distribution Date;

          (xlviii) upon payment in full of the Certificate Balance of the Class
O Certificates, to the Holders of the Class P Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class P
Certificates has been reduced to zero;

          (xlix) to the Holders of the Class P Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses; and

          (l) to the Holders of the Class R-III Certificates at such time as the
Certificate Balances of all Classes of REMIC Regular Certificates have been reduced to zero, and Realized Losses previously allocated to each Holder have been reimbursed to the Holders of the REMIC Regular Certificates, any amounts remaining on deposit in the Distribution Account.

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the earliest date, if any, upon which the Certificate Balances of all the
Classes of Subordinate Certificates have been reduced to zero or the aggregate
Appraisal Reduction in effect is greater than or equal to the Certificate
Balances of all the Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed, first, to the Holders of the Class A-1,
Class A-2, Class A-3, Class A-AB and Class A-4 Certificates, pro rata, based on their respective Certificate Balances, in reduction of their respective
Certificate Balances, until the Certificate Balance of each such Class is reduced to zero; provided that the Principal Distribution Amount

                                     -140-

allocated to the Class A-4 Certificates will be distributed first to the Class
A-4A Certificates until the Certificate Balance of such Class of Certificates is reduced to zero and then to the Class A-4B Certificates until the Certificate
Balance of such Class of Certificates is reduced to zero; and, second, to the
Holders of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates, pro rata, based on the respective amounts of unreimbursed Realized
Losses previously allocated to each such Class, plus one month's interest on such Realized Losses at the applicable Pass-Through Rate; provided that such amounts allocated to the Class A-4 Certificates will be distributed first to the
Class A-4A Certificates until such Realized Losses are reimbursed, together with all interest at the applicable Pass-Through Rate, and then to the Class A-4B
Certificates. A similar rule shall apply to the distribution of the Principal
Distribution Amount to REMIC II Regular Interests A-1A, A-1B, A-1C, A-2A, A-2B,
A-3A, A-4B, A-4AA, A-4AB, A-4AC and A-4AD; provided that sequential payments shall be made to the REMIC II Regular Interests as set forth in clauses (i)
through (vi) of Section 6.3(a).

     (b) On each Distribution Date, the Paying Agent shall withdraw amounts in the Reserve Account and shall pay the Certificateholders on such Distribution
Date such amounts in the following priority:

          (i) first, to reimburse the Holders of the Principal Balance
Certificates (in order of alphabetical Class designation) for any, and to the extent of, Realized Losses previously allocated to them; and

          (ii) second, upon the reduction of the Aggregate Certificate Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the Special Servicer as additional Special Servicer
Compensation.

     This Section 6.5(b) shall apply mutatis mutandis to reimbursement of
Realized Losses previously allocated to the REMIC II Regular Interests.

     (c) On each Distribution Date, the Paying Agent shall withdraw from the
Excess Interest Sub-account any Excess Interest on deposit therein, and the
Paying Agent shall pay such Excess Interest on such Distribution Date to the
Class P Certificates (even if the Certificate Balance of the Class P
Certificates has been reduced to zero for any reason).

     SECTION 6.6 ALLOCATION OF REALIZED LOSSES, EXPENSE LOSSES AND SHORTFALLS
DUE TO NONRECOVERABILITY.

     (a) REMIC I. On each Distribution Date, except as provided in subsection
(b) below,

          (i) Realized Principal Losses on each Mortgage Loan realized during the related Collection Period shall reduce the Certificate Balance of the
Corresponding REMIC I Regular Interest;

          (ii) Realized Interest Losses on each Mortgage Loan shall be allocated to reduce first, Distributable Certificate Interest for such Distribution Date, and then Unpaid Interest in each case owing on the Corresponding REMIC I Regular
Interest; and to the

                                     -141-

extent that such Realized Interest Loss exceeds such amount, shall be treated as an Expense Loss; and

          (iii) Expense Losses (not otherwise applied above) realized during the related Collection Period shall be allocated among the REMIC I Regular Interests in proportion to their Certificate Balances and treated as Realized Principal
Losses to the extent so allocated (and shall proportionately reduce the
Certificate Balance of each REMIC I Regular Interest) after making all other allocations for such Distribution Date.

     (b) If the Master Servicer, the Special Servicer, the Trustee or the Fiscal
Agent, determines that an Advance previously made by it (whether such Advance
(together with Advance Interest thereon) was in respect of principal or interest on the related Mortgage Loan or a Servicing Advance) is a Nonrecoverable Advance
and the Master Servicer withdraws the amount of such Advance from the
Certificate Account pursuant to Section 5.2(a) hereof (which amount shall be treated as an Available Advance Reimbursement Amount pursuant to Section 4.6) or if the Master Servicer determines that any Unliquidated Advance has become a
Nonrecoverable Advance, the Master Servicer (after consultation with the Special
Servicer) shall compute the Realized Loss with respect to such Mortgage Loan
(and the Paying Agent shall allocate the Realized Loss) as follows:

          (i) the amount withdrawn from the Certificate Account shall be treated as Realized Principal Losses up to the amount of the aggregate amount in the
Collection Account allocable to principal received with respect to the Mortgage
Loans for such Collection Period contemplated by clause (I)(A) of the definition of Principal Distribution Amount, and shall be allocated to the Corresponding
REMIC I Regular Interest in accordance with Section 6.6(a)(i) (and to the extent that any Realized Principal Loss exceeds the Certificate Balance of the
Corresponding REMIC I Regular Interest, such Realized Principal Loss shall be allocated to the other Corresponding REMIC I Regular Interests in accordance with Section 6.6(a)(iii)), and such withdrawal shall reduce the principal paid on each such REMIC I Regular Interest on which principal would otherwise be paid on such Distribution Date, in proportion to such principal payments; and

          (ii) if the amount that the Master Servicer withdraws from the
Certificate Account as referenced in clause (b)(i) above exceeds such amount allocable to principal received with respect to the Mortgage Loans for such
Collection Period, then such additional amounts shall constitute Unpaid
Interest, and shall be allocated to the REMIC I Regular Interests on a pro rata basis based upon the amount of accrued and unpaid interest thereon.

     (c) If (x) a Final Recovery Determination is made with respect to any
Mortgage Loan with respect to which the Master Servicer previously had withdrawn amounts from the Certificate Account following a determination that Advances previously made were Nonrecoverable Advances and Realized Losses were computed and allocated pursuant to clauses (a) and (b) above, and (y) amounts are recovered thereafter:

          (i) the portion of the amount of collections recovered on the Mortgage
Loan that is identified and applied by the Master Servicer as recoveries of principal shall be applied by the Paying Agent first, to make payments of principal on the Corresponding

                                     -142-

REMIC I Regular Interest up to an amount equal to the Realized Principal Losses previously allocated thereto as a result of the reimbursement of Nonrecoverable
Advances or Advance Interest (and the Principal Balance of the Mortgage Loan and
the related Certificate Balance of the Corresponding REMIC I Regular Interest
shall be correspondingly increased), and thereafter to make payments of principal to the Corresponding REMIC I Regular Interests with respect to which principal distributions were reduced pursuant to Section 6.6(b)(i) above, in proportion to the amount of such reductions; and

          (ii) the portion of the amount recovered on the Mortgage Loan that is identified and applied by the Master Servicer as recoveries of interest shall be applied by the Paying Agent to make payments of Unpaid Interest on the REMIC I
Regular Interests with respect to which Unpaid Interest was allocated pursuant to Section 6.6(b)(ii).

     (d) REMIC II. On each Distribution Date, all Realized Losses on the REMIC I
Interests for such Distribution Date (or for prior Distribution Dates, to the extent not previously allocated) shall be allocated to the Corresponding REMIC
II Regular Interests in the amounts and in the manner as are allocated to the
REMIC III Regular Interests related thereto pursuant to Section 6.6(f);
provided, however, that Realized Losses shall be allocated among two or more
Corresponding REMIC II Regular Interests that correspond to a Class of Principal
Balance Certificates sequentially in alphabetical and numerical order. Realized
Losses allocated to the Class X Certificates shall reduce the amount of interest payable on the REMIC II Regular Interest A-1A, REMIC II Regular Interest A-1B,
REMIC II Regular Interest A-1C, REMIC II Regular Interest A-2A, REMIC II Regular
Interest A-2B, REMIC II Regular Interest A-3A, REMIC II Regular Interest A-3B,
REMIC II Regular Interest A-AB, REMIC II Regular Interest A-4AA, REMIC II
Regular Interest A-4AB, REMIC II Regular Interest A-4AC, REMIC II Regular
Interest A-4AD, REMIC II Regular Interest A-4AE, REMIC II Regular Interest A-4B,
REMIC II Regular Interest A-JA, REMIC II Regular Interest A-JB, REMIC II Regular
Interest A-JC, REMIC II Regular Interest B-1, REMIC II Regular Interest B-2,
REMIC II Regular Interest C-1, REMIC II Regular Interest C-2, REMIC II Regular
Interest D, REMIC II Regular Interest E-1, REMIC II Regular Interest E-2, REMIC
II Regular Interest F, REMIC II Regular Interest G-1, REMIC II Regular Interest
G-2, REMIC II Regular Interest H, REMIC II Regular Interest J, REMIC II Regular
Interest K-1, REMIC II Regular Interest K-2, REMIC II Regular Interest L, REMIC
II Regular Interest M, REMIC II Regular Interest N, REMIC II Regular Interest O
and REMIC II Regular Interest P, which reduction shall be allocated pro rata based on the product of the Certificate Balance of such REMIC II Regular
Interest and the sum of the Class X-1 Strip Rate and the Class X-2 Strip Rate
(if any) applicable to the Class of Certificates relating to such REMIC II
Regular Interest.

     (e) Reserved

     (f) REMIC III. On each Distribution Date, all Realized Losses on the REMIC
II Regular Interests for such Distribution Date (or for prior Distribution
Dates, to the extent not previously allocated) shall be allocated to the REMIC
III Regular Interests in Reverse Sequential Order, in each case reducing (A)
first, the Certificate Balance of such Class until such Certificate Balance is reduced to zero (in the case of the REMIC III Regular Interests other than the
Class X Certificates); (B) second, Unpaid Interest owing to such Class to the extent thereof and (C) third, Distributable Certificate Interest owing to such
Class, provided, that such reductions shall be allocated among the Class A-1
Certificates, Class A-2 Certificates, Class A-3

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Certificates, Class A-AB Certificates, Class A-4 Certificates, Class X-1
Certificates and Class X-2 Certificates, pro rata, based upon their outstanding
Certificate Balances or accrued interest, as the case may be, provided further that Realized Losses allocable to the Class A-4 Certificates shall be allocated first to the Class A-4B Certificates and then to the Class A-4A Certificates, and provided further, that Realized Losses shall not reduce the Aggregate
Certificate Balance of the REMIC Regular Certificates below the sum of the
Aggregate Certificate Balances of the REMIC II Regular Interests.

     SECTION 6.7 NET AGGREGATE PREPAYMENT INTEREST SHORTFALLS. On each
Distribution Date, any Net Aggregate Prepayment Interest Shortfalls in REMIC I
shall be allocated among the REMIC I Regular Interests, pro rata in proportion to the Accrued Certificate Interest for each such REMIC I Regular Interest for such Distribution Date and shall reduce Distributable Certificate Interest for each such Interest. On each Distribution Date, any Net Aggregate Prepayment
Interest Shortfalls in REMIC II shall be allocated among the REMIC II Regular
Interests, pro rata in proportion to the Accrued Certificate Interest for each such REMIC II Regular Interest for such Distribution Date and shall reduce
Distributable Certificate Interest for each such Interest. On each Distribution
Date, the amount of any Net Aggregate Prepayment Interest Shortfalls on the
REMIC III Regular Interests shall be allocated to each Class of Certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class of Certificates on such Distribution Date, in each case reducing interest otherwise payable thereon. The amount of Net Aggregate Prepayment
Interest Shortfalls allocated to a Class of Certificates pursuant to the preceding sentence shall reduce the Distributable Certificate Interest for such
Class for such Distribution Date. No Prepayment Interest Shortfall with respect to a Serviced Companion Mortgage Loan or a B Note shall be allocated to any
Class of Certificates.

     SECTION 6.8 ADJUSTMENT OF SERVICING FEES. The Master Servicing Fee payable to the Master Servicer shall be adjusted as provided in Section 8.10(c) herein.
Any amount retained by REMIC I as a result of a reduction of the Master
Servicing Fee shall be treated as interest collected with respect to the prepaid
Mortgage Loans with respect to which the Master Servicing Fee adjustment occurs.

     SECTION 6.9 APPRAISAL REDUCTIONS. Not later than the date on which an
Appraisal Event occurs, the Special Servicer shall have obtained (A) an
Appraisal of the Mortgaged Property securing the related Mortgage Loan, Loan
Pair or A/B Mortgage Loan, if the Principal Balance of such Mortgage Loan, Loan
Pair or A/B Mortgage Loan exceeds $2,000,000 or (B) at the option of the Special
Servicer, if such Principal Balance is less than or equal to $2,000,000, either an internal valuation prepared by the Special Servicer in accordance with MAI standards or an Appraisal which in all cases shall be completed as of the date that such Mortgage Loan, Loan Pair or A/B Mortgage Loan becomes a Required
Appraisal Loan; provided that if the Special Servicer had completed or obtained an Appraisal or internal valuation within the immediately prior 12 months, the
Special Servicer may rely on such Appraisal or internal valuation and shall have no duty to prepare a new Appraisal or internal valuation, unless such reliance would not be in accordance with the Servicing Standard; provided, further, that if the Special Servicer is required to obtain an Appraisal of a Mortgaged
Property after receipt of the notice described in clause (ii) of the definition of Appraisal Event, such Appraisal will be obtained no later than 60 days after receipt of such notice and an internal valuation will be obtained no later than
60 days after receipt of such notice. Notwithstanding the foregoing, an

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Appraisal shall not be required so long as a guaranty or surety bond that is rated at least "BBB-" (or its equivalent) by a nationally recognized statistical rating organization, or debt service reserve or a letter of credit is available and has the ability to pay off the then outstanding Principal Balance of the
Mortgage Loan in full, except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an Appraisal is in the best interests of the Certificateholders. Such Appraisal or valuation shall be conducted in accordance with the definition of "market value" as set forth in 12 C.F.R. ss. 225.62 and shall be updated at least annually to the extent such Mortgage Loan remains a Required Appraisal Loan. The cost of any such Appraisal or valuation, if not performed by the Special Servicer, shall be an expense of the Trust (and any related B Note) and may be paid from REO Income or, to the extent collections from such related Mortgage Loan, B Note, Loan Pair or Mortgaged Property does not cover the expense, such unpaid expense shall be, subject to Section 4.4 hereof, advanced by the Master Servicer at the request of the Special Servicer or by the Special Servicer pursuant to Section 4.2 in which event it shall be treated as a Servicing Advance. The Master Servicer, based on the Appraisal or internal valuation provided to it by the Special Servicer, shall calculate any Appraisal Reduction. The Master Servicer shall calculate or recalculate the Appraisal Reduction for any Mortgage Loan, B Note and Loan Pair
based on updated Appraisals or internal valuations provided from time to time to it by the Special Servicer and report such amount to the Trustee annually.
Notwithstanding the foregoing, the terms of this Section 6.9 shall not be applicable to any Non-Serviced Mortgage Loan if the applicable Non-Serviced
Mortgage Loan Special Servicer shall have performed such obligations with respect to such Mortgage Loan pursuant to the terms of the related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement.

     SECTION 6.10 COMPLIANCE WITH WITHHOLDING REQUIREMENTS. Notwithstanding any
other provision of this Agreement to the contrary, the Paying Agent on behalf of the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest, original issue discount, or other amounts that the Paying Agent reasonably believes are applicable under the Code.
The consent of Certificateholders shall not be required for any such withholding and any amount so withheld shall be regarded as distributed to the related
Certificateholders for purposes of this Agreement. In the event the Paying Agent withholds any amount from payments made to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate to such
Certificateholder the amount withheld. The Trustee shall not be responsible for the Paying Agent's failure to comply with any withholding requirements.

     SECTION 6.11 PREPAYMENT PREMIUMS. Any Prepayment Premium collected with respect to a Mortgage Loan (but not a B Note or Serviced Companion Mortgage
Loan, which Prepayment Premium is payable to the holder of the related B Note or the holder of the related Serviced Companion Mortgage Loan, as applicable)
during any particular Collection Period will be deemed distributed to the
Trustee by the Paying Agent on the following Distribution Date as follows: (i)
first, the Paying Agent shall be deemed to distribute to the Trustee, as holder of the REMIC I Regular Interest to which such Mortgage Loan relates, any
Prepayment Premiums collected on or with respect to such Mortgage Loan; and (ii)
second, the Paying Agent shall be deemed to distribute to the Trustee, as holder of the REMIC II Regular Interests, any Prepayment Premiums deemed distributed to the REMIC I Regular Interests, and shall be deemed to distribute such Prepayment
Premiums to the REMIC II Regular Interest then entitled to distributions of principal from the Principal Distribution Amount (or, if more than one

                                     -145-

Class of REMIC II Regular Interests is then entitled to distributions of principal from the Principal Distribution Amount, such Prepayment Premiums shall be deemed distributed among such Classes pro rata in accordance with the relevant amounts of entitlements to distributions of principal). Following such deemed distributions, the Holders of the respective Classes of Principal Balance
Certificates (other than the Class J, Class K, Class L, Class M, Class N, Class
O and Class P Certificates), then entitled to distributions of principal from the Principal Distribution Amount for such Distribution Date, will be entitled to, and the Paying Agent on behalf of the Trustee will pay to such Holder(s), an amount equal to, in the case of each such Class, the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that Class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all Classes of Certificates on that Distribution Date, (b) the Base Interest Fraction for the related Principal
Prepayment and that Class and (c) the aggregate amount of Prepayment Premiums collected during the related Collection Period. Any portion of such Prepayment
Premium that is not so distributed to the Holders of such Principal Balance
Certificates will be distributed to the Holders of the Class X Certificates. On any Distribution Date on or before the Distribution Date in July 2010, 60% of the Prepayment Premium that is not so distributed to the Holders of such
Principal Balance Certificates will be distributed to the Holders of the Class
X-1 Certificates and 40% of the Prepayment Premium that is not so distributed to the Holders of such Principal Balance Certificates will be distributed to the
Holders of the Class X-2 Certificates. After the Distribution Date in July 2010,
any portion of such Prepayment Premium that is not so distributed to the Holders of such Principal Balance Certificates will be distributed to the Holders of the
Class X-1 Certificates.

                                   ARTICLE VII

              CONCERNING THE TRUSTEE, THE FISCAL AGENT, THE PAYING
                      AGENT AND THE LUXEMBOURG PAYING AGENT

     SECTION 7.1 DUTIES OF THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT.

     (a) The Trustee, the Fiscal Agent and the Paying Agent each shall undertake to perform only those duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee, the Fiscal Agent or the Paying Agent. Any permissive right of the
Trustee, the Fiscal Agent or the Paying Agent provided for in this Agreement shall not be construed as a duty of the Trustee, the Fiscal Agent or the Paying
Agent. The Trustee, the Fiscal Agent and the Paying Agent each shall exercise such of the rights and powers vested in it by this Agreement and following the occurrence and during the continuation of any Event of Default hereunder, the
Trustee and Fiscal Agent and the Paying Agent each shall use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) The Trustee, the Fiscal Agent or the Paying Agent, as applicable, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, the Fiscal
Agent or the Paying Agent , as the case may be, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they on their face conform to the requirements of this
Agreement; provided that the Trustee, the Fiscal Agent or the Paying Agent, as the case may be,

                                     -146-

shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any other Person to it pursuant to this
Agreement. If any such instrument is found on its face not to conform to the requirements of this Agreement, the Trustee or the Paying Agent shall request the providing party to correct the instrument and if not so corrected, the
Paying Agent shall inform the Certificateholders.

     (c) Neither the Trustee, the Fiscal Agent nor the Paying Agent nor any of
their respective directors, officers, employees, agents or Controlling Persons shall have any liability to the Trust or the Certificateholders arising out of or in connection with this Agreement, except for their respective negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Fiscal Agent, the Paying Agent or any of their respective directors, officers, employees, agents or Controlling Persons from liability for their own negligent action, their own negligent failure to act or their own willful misconduct or bad faith; provided that:

          (i) neither the Trustee, the Fiscal Agent nor the Paying Agent nor any
of their respective directors, officers, employees, agents or Controlling
Persons shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in its reasonable business judgment in accordance with this Agreement or at the direction of Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance of the Certificates;

          (ii) no provision of this Agreement shall require either the Trustee, the Fiscal Agent or the Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

          (iii) neither the Trustee, the Fiscal Agent nor the Paying Agent nor
any of their respective directors, officers, employees, agents or Controlling
Persons shall be responsible for any act or omission of the Master Servicer, the
Special Servicer, the Depositor or either Seller, or for the acts or omissions of each other, including, without limitation, in connection with actions taken pursuant to this Agreement;

          (iv) the execution by the Trustee or the Paying Agent of any forms or plans of liquidation in connection with any REMIC Pool shall not constitute a representation by the Trustee or the Paying Agent as to the adequacy of such form or plan of liquidation;

          (v) none of the Trustee, the Fiscal Agent nor the Paying Agent shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Trustee, the Fiscal Agent or the Paying
Agent, as applicable in accordance with this Agreement. In such event, all legal expense and costs of such action shall be expenses and costs of the Trust, and the Trustee, the Paying Agent and the Fiscal Agent shall be entitled to be reimbursed therefor from the Certificate Account pursuant to Section 5.2(a)(vi);
and

          (vi) neither the Trustee, the Fiscal Agent nor the Paying Agent shall be charged with knowledge of any failure by the Master Servicer or the Special
Servicer or by each

                                     -147-

other to comply with its obligations under this Agreement or any act, failure, or breach of any Person upon the occurrence of which the Trustee, the Fiscal
Agent or the Paying Agent may be required to act, unless a Responsible Officer of the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, obtains actual knowledge of such failure.

     (d) For so long as the Certificates are listed on the Luxembourg Stock
Exchange, the Depositor shall cause the continuing obligations under the listing rules for the Luxembourg Stock Exchange to be complied with in respect of the
Certificates. The Trustee, the Fiscal Agent and the Paying Agent shall not be liable for a failure in compliance with such continuing obligations under the listing rules of the Luxembourg Stock Exchange if such failure is caused by the negligence or willful misconduct of the Luxembourg Paying Agent.

     SECTION 7.2 CERTAIN MATTERS AFFECTING THE TRUSTEE, THE FISCAL AGENT AND THE
PAYING AGENT.

     (a) Except as otherwise provided in Section 7.1:

          (i) the Trustee, the Fiscal Agent and the Paying Agent each may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee, the Fiscal Agent and the Paying Agent each may consult with counsel and the advice of such counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) neither the Trustee nor the Fiscal Agent nor the Paying Agent
nor any of their respective directors, officers, employees, agents or
Controlling Persons shall be personally liable for any action taken, suffered or omitted by such Person in its reasonable business judgment and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee and the Paying Agent shall not be under any obligation to exercise any remedies after default as specified in this Agreement or to institute, conduct or defend any litigation hereunder or relating hereto or make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least 25% of the Aggregate Certificate Balance of the Certificates then outstanding provided that, if the payment within a reasonable time to the
Trustee or the Paying Agent, as applicable, of the costs, expenses or liabilities likely to be incurred by it in connection with the foregoing is, in the opinion of such Person not reasonably assured to such Person by the security afforded to it by the terms of this Agreement, such Person may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expenses of

                                     -148-

the Trustee or the Paying Agent, as applicable, shall be paid by the
Certificateholders requesting such examination;

          (v) the Trustee, the Fiscal Agent and the Paying Agent each may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, which agents or attorneys shall have any or all of the rights, powers, duties and obligations of the
Trustee, the Fiscal Agent and the Paying Agent conferred on them by such appointment; provided that each of the Trustee, the Fiscal Agent and the Paying
Agent, as the case may be, shall continue to be responsible for its duties and obligations hereunder and shall not be liable for the actions or omissions of the Master Servicer, the Special Servicer, the Depositor or the actions or omissions of each other;

          (vi) neither the Trustee nor the Fiscal Agent nor the Paying Agent
shall be required to obtain a deficiency judgment against a Mortgagor;

          (vii) neither the Trustee nor the Fiscal Agent nor the Paying Agent
shall be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (viii) neither the Trustee nor the Fiscal Agent nor the Paying Agent
shall be liable for any loss on any investment of funds pursuant to this
Agreement;

          (ix) unless otherwise specifically required by law, neither the
Trustee nor the Fiscal Agent nor the Paying Agent shall be required to post any surety or bond of any kind in connection with the execution or performance of its duties hereunder; and

          (x) except as specifically provided hereunder in connection with the performance of its specific duties, neither the Trustee nor the Fiscal Agent nor the Paying Agent shall be responsible for any act or omission of the Master
Servicer, the Special Servicer, the Depositor or of each other.

     (b) Following the Closing Date, the Trustee shall not accept any contribution of assets to the Trust not specifically contemplated by this
Agreement unless the Trustee shall have received a Nondisqualification Opinion at the expense of the Person desiring to contribute such assets with respect to such contribution.

     (c) All rights of action under this Agreement or under any of the
Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or any proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only to the

                                     -149-

extent such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the
Trustee.

     (e) The Paying Agent shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only to the extent such taxes arise out of a breach by the Paying Agent of its obligations hereunder, which breach constitutes negligence or willful misconduct of the
Paying Agent.

     SECTION 7.3 THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT NOT LIABLE
FOR CERTIFICATES OR INTERESTS OR MORTGAGE LOANS. The Trustee, the Fiscal Agent
and the Paying Agent each makes no representations as to the validity or sufficiency of this Agreement, the information contained in the Private
Placement Memorandum, the Preliminary Prospectus Supplement, the Final
Prospectus Supplement or Prospectus for the REMIC III Certificates or Residual
Certificates (other than the Certificate of Authentication on the Certificates if the Paying Agent is the Authenticating Agent) or of any Mortgage Loan,
Assignment of Mortgage or related document save that (i) each of the Trustee, the Fiscal Agent and the Paying Agent represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (ii) the
Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to
(A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. None of the Trustee, the Fiscal Agent or the Paying Agent
shall be accountable for the use or application by the Depositor or the Master
Servicer or the Special Servicer or by each other of any of the Certificates or any of the proceeds of such Certificates, or for the use or application by the
Depositor or the Master Servicer or the Special Servicer or by each other of funds paid in consideration of the assignment of the Mortgage Loans to the Trust or deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates or any account maintained pursuant to this Agreement or for investment of any such amounts. No recourse shall be had for any claim based on any provisions of this Agreement, the Private
Placement Memorandum, the Preliminary Prospectus Supplement, the Final
Prospectus Supplement, the Prospectus or the Certificates (except with respect to the Trustee and Fiscal Agent to the extent of information furnished by the
Trustee and the Fiscal Agent under the caption entitled "DESCRIPTION OF THE
OFFERED CERTIFICATES-- The Trustee and the Fiscal Agent" and with respect to the
Paying Agent, to the extent of information furnished by the Paying Agent under the caption "DESCRIPTION OF THE OFFERED CERTIFICATES-- The Paying Agent,
Certificate Registrar and Authenticating Agent" each in the Preliminary

                                     -150-

Prospectus Supplement and the Final Prospectus Supplement), the Mortgage Loans
or the assignment thereof against the Trustee, the Fiscal Agent or the Paying
Agent in such Person's individual capacity and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided herein. Neither the Trustee nor the Fiscal Agent nor the Paying Agent
shall be liable for any action or failure of any action by the Depositor or the
Master Servicer or the Special Servicer or by each other hereunder. Neither the
Trustee nor the Fiscal Agent nor the Paying Agent shall at any time have any responsibility or liability for or with respect to the legality, validity or enforceability of the Mortgages or the Mortgage Loans, or the perfection and priority of the Mortgages or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this
Agreement, including, without limitation, the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of the Mortgage Loans to the
Trust or of any intervening assignment; the completeness of the Mortgage Loans;
the performance or enforcement of the Mortgage Loans (other than if the Trustee shall assume the duties of the Master Servicer); the compliance by the
Depositor, each Seller, the Mortgagor or the Master Servicer or the Special
Servicer or by each other with any warranty or representation made under this
Agreement or in any related document or the accuracy of any such warranty or representation made under this Agreement or in any related document prior to the receipt by a Responsible Officer of the Trustee of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or the Special Servicer or any loss resulting therefrom; the failure of the Master Servicer or any Sub-Servicer or the Special Servicer to act or perform any duties required of it on behalf of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer or the Special Servicer.

     SECTION 7.4 THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT MAY OWN
CERTIFICATES. Each of the Trustee, the Fiscal Agent and the Paying Agent in its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not the Trustee, the Fiscal Agent or the Paying Agent, as the case may be.

     SECTION 7.5 ELIGIBILITY REQUIREMENTS FOR THE TRUSTEE, THE FISCAL AGENT AND
THE PAYING AGENT. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association authorized to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority, and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and whose long-term senior unsecured debt is at all times rated not less than
"AA-" by Fitch (or "A+" by Fitch if the Trustee's short-term unsecured debt is rated at least "F-1" by Fitch) and "A+" by S&P, provided, that if the Fiscal
Agent is rated at "AA-" by Fitch (or "A+" by Fitch if the Fiscal Agent's
short-term unsecured debt is rated at least "F-1" by Fitch), and "AA-" by S&P
(or "A+" by S&P if the Fiscal Agent's short-term unsecured debt is rated at least "A-1" by S&P), then the Trustee must be rated not less than "A-" by Fitch and "A-" by S&P, or otherwise acceptable to the Rating Agencies as evidenced by a Rating Agency Confirmation. If such corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then,

                                     -151-

for the purposes of this Section, the combined capital and surplus of such corporation, national bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee or the
Fiscal Agent shall resign immediately in the manner and with the effect specified in Section 7.6.

     (b) The Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall be rated at least "A" by Fitch and "A" by S&P, unless and to the extent Rating Agency
Confirmation is obtained.

     SECTION 7.6 RESIGNATION AND REMOVAL OF THE TRUSTEE, THE FISCAL AGENT OR THE
PAYING AGENT.

     (a) The Trustee, the Fiscal Agent or the Paying Agent may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Rating Agencies; provided that such resignation shall not be effective until its successor shall have accepted the appointment. Upon receiving such notice of resignation, the
Depositor will promptly appoint a successor trustee, fiscal agent or paying agent, as the case may be, except in the case of the initial Trustee or Fiscal
Agent, in which case both shall be so replaced but may be replaced under this paragraph sequentially, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or the Fiscal Agent, one copy to the successor trustee and one copy to each of the Master Servicer, the Paying Agent and the Rating Agencies. If no successor trustee, fiscal agent or paying agent shall have been so appointed, as the case may be, and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, the Fiscal Agent or the Paying Agent, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee, fiscal agent or paying agent, as the case may be. It shall be a condition to the appointment of a successor trustee or fiscal agent that such entity satisfies the eligibility requirements set forth in Section 7.5.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.5 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the
Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust or any REMIC Pool by any state in which the
Trustee or the Trust held by the Trustee is located solely because of the location of the Trustee in such state; provided, however, that, if the Trustee agrees to indemnify the Trust for such taxes, it shall not be removed pursuant to this clause (iii), (iv) the continuation of the Trustee as such would result in a downgrade, qualification or withdrawal of the rating by the Rating Agencies of any Class of Certificates with a rating as evidenced in writing by the Rating
Agencies or (v) with respect with the initial Trustee, a Fiscal Agent
Termination Event has occurred unless the Trustee has satisfied the ratings required by clause (iii) of Section 7.5, then the Depositor may remove such
Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to each of the Master Servicer and the Rating
Agencies. In the case of removal under clauses (i), (ii), (iii)

                                     -152-

and (iv) above, the Trustee shall bear all such costs of transfer. Such succession shall take effect after a successor trustee has been appointed. In the case of the removal of the initial Trustee, the Depositor shall also remove the Fiscal Agent. In this case, the procedures and liability for costs of such removal shall be the same as they are stated in subsection (c) with respect to the Fiscal Agent.

     (c) If at any time (i) the Fiscal Agent shall cease to be eligible in accordance with the provisions of Section 7.5 and shall fail to resign after written request therefor by the Depositor, or (ii) a Fiscal Agent Termination
Event has occurred, then the Depositor shall send a written notice of termination to the Fiscal Agent (which notice shall specify the reason for such termination) and remove such Fiscal Agent and appoint a successor Fiscal Agent by written instrument, one copy of which instrument shall be delivered to the
Fiscal Agent so removed, one copy to the successor Fiscal Agent, and one copy to each of the Trustee, the Master Servicer and the Rating Agencies. In all such cases, the Fiscal Agent shall bear all costs of transfer to a successor Fiscal
Agent, such succession only to take effect after a successor Fiscal Agent has been appointed. In the case of the initial Fiscal Agent, the Depositor may, but is not required to, also remove the Trustee. In this case, the procedures and liability for costs of such removal shall be the same as they are stated in subsection (b) with respect to the Trustee.

     (d) If at any time (i) the Paying Agent shall cease to be eligible in accordance with the provisions of Section 7.5(b) and shall fail to resign after written request therefor by the Depositor, (ii) the Paying Agent shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust or any REMIC Pool by any state in which the Paying Agent is located solely because of the location of the
Paying Agent in such state; provided, however, that, if the Paying Agent agrees to indemnify the Trust for such taxes, it shall not be removed pursuant to this clause (iii), or (iv) the continuation of the Paying Agent as such would result in a downgrade, qualification or withdrawal, as applicable, of the rating by any
Rating Agency of any Class of Certificates with a rating as evidenced in writing by the Rating Agencies, then the Depositor or the Trustee shall send a written notice of termination to the Paying Agent (which notice shall specify the reason for such termination) and remove such Paying Agent and the Depositor shall appoint a successor Paying Agent by written instrument, one copy of which instrument shall be delivered to the Paying Agent so removed, one copy to the successor Paying Agent, and one copy to each of the Trustee, the Master Servicer and the Rating Agencies. In all such cases, the Paying Agent shall bear all costs of transfer to a successor Paying Agent, such succession only to take effect after a successor Paying Agent has been appointed.

     (e) The Holders of more than 50% of the Aggregate Certificate Balance of the Certificates then outstanding may for cause upon 30 days' written notice to the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, and to the Depositor remove the Trustee, the Fiscal Agent or the Paying Agent, as the
case may be, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, so removed; the Depositor shall thereupon use its best efforts to appoint a successor Trustee, Fiscal Agent or Paying Agent, as the case may be, in accordance with this Section.

                                     -153-

     (f) Any resignation or removal of the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, and appointment of a successor trustee, fiscal agent or paying agent pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee, fiscal agent or paying agent, as the case may be, as provided in Section 7.7. Upon any succession of the Trustee, the Fiscal Agent or the Paying Agent under this
Agreement, the predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall be entitled to the payment of compensation and reimbursement agreed to under this Agreement for services rendered and expenses incurred. The
Trustee, the Fiscal Agent or the Paying Agent shall not be liable for any action or omission of any successor Trustee, Fiscal Agent or Paying Agent, as the case may be.

     SECTION 7.7 SUCCESSOR TRUSTEE, FISCAL AGENT OR PAYING AGENT.

     (a) Any successor Trustee, Fiscal Agent or Paying Agent appointed as provided in Section 7.6 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall become effective and such successor Trustee, Fiscal
Agent or Paying Agent, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Fiscal Agent or Paying Agent herein. The predecessor Trustee,
Fiscal Agent or Paying Agent shall deliver (at such predecessor's own expense)
to the successor Trustee, Fiscal Agent or Paying Agent all Mortgage Files and
documents and statements related to the Mortgage Files held by it hereunder, and the predecessor Trustee shall duly assign, transfer, deliver and pay over (at such predecessor's own expense) to the successor Trustee, the entire Trust, together with all instruments of transfer and assignment or other documents properly executed necessary to effect such transfer. The predecessor Trustee,
Fiscal Agent or Paying Agent, as the case may be, shall also deliver all records or copies thereof maintained by the predecessor Trustee, Fiscal Agent or Paying
Agent in the administration hereof as may be reasonably requested by the successor Trustee, Fiscal Agent or Paying Agent, as applicable, and shall thereupon be discharged from all duties and responsibilities under this
Agreement. In addition, the Depositor and the predecessor Trustee, Fiscal Agent or Paying Agent shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor Trustee, Fiscal Agent or Paying Agent, as the case may be, all such rights, powers, duties and obligations. Anything herein to the contrary notwithstanding, in no event shall the combined fees payable to a successor Trustee exceed the Trustee Fee.

     (b) No successor Trustee, Fiscal Agent or Paying Agent shall accept appointment as provided in this Section unless at the time of such appointment such successor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall be eligible under the provisions of Section 7.5.

     (c) Upon acceptance of appointment by a successor Trustee, Fiscal Agent or
Paying Agent as provided in this Section, the successor Trustee, Fiscal Agent or
Paying Agent shall mail notice of the succession of such Trustee, Fiscal Agent or Paying Agent hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the successor Trustee, Fiscal

                                     -154-

Agent or Paying Agent. If the successor Trustee, Fiscal Agent or Paying Agent fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, Fiscal Agent or Paying Agent, the Master Servicer shall cause such notice to be mailed at the expense of the successor Trustee, Fiscal Agent or Paying Agent, as applicable.

     SECTION 7.8 MERGER OR CONSOLIDATION OF TRUSTEE, FISCAL AGENT OR PAYING
AGENT. Any Person into which the Trustee, Fiscal Agent or Paying Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee,
Fiscal Agent or Paying Agent shall be a party, or any Persons succeeding to the business of such Trustee, Fiscal Agent or Paying Agent, shall be the successor of such Trustee, Fiscal Agent or Paying Agent, as the case may be, hereunder, as applicable, provided that such Person shall be eligible under the provisions of
Section 7.5, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 7.9 APPOINTMENT OF CO-TRUSTEE, SEPARATE TRUSTEE, AGENTS OR
CUSTODIAN.

     (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or, in the case of the Trust, the Certificateholders evidencing more than 50% of the Aggregate Certificate Balance of the Certificates then outstanding shall each have the power from time to time to appoint one or more
Persons to act either as co-trustees jointly with the Trustee or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer or Special Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders, shall have such powers, rights and remedies as shall be specified in the instrument of appointment and shall be deemed to have accepted the provisions of this Agreement; provided that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee; provided, further that the Trustee shall be liable for the actions of any co-trustee or separate trustee appointed by it and shall have no liability for the actions of any co-trustee or separate trustee appointed by the Depositor or the
Certificateholders pursuant to this paragraph.

     (b) The Trustee or the Paying Agent, as the case may be, may from time to time appoint one or more independent third-party agents to perform all or any portion of its administrative duties hereunder (i.e., collection and distribution of funds, preparation and dissemination of reports, monitoring compliance, etc.). The Trustee or the Paying Agent, as the case may be, shall supervise and oversee such agents appointed by it. The terms of any arrangement or agreement between the Trustee or the Paying Agent, as the case may be, and such agent, may be terminated, without cause and without the payment of any termination fees in the event the Trustee or the Paying Agent, as the case may be, is terminated in accordance with

                                     -155-

this Agreement. In addition, neither the Trust nor the Certificateholders shall have any liability or direct obligation to such agent. Notwithstanding the terms of any such agreement, the Trustee or the Paying Agent, as the case may be, shall remain at all times obligated and liable to the Trust and the
Certificateholders for performing its duties hereunder.

     (c) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the
Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee or, in the case of the Trust, the Certificateholders evidencing more than 50% of the Aggregate Principal Amount of the Certificates
then outstanding may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (d) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this
Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the
Trustee. Every such instrument shall be filed with the Trustee.

     (e) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                     -156-

     (f) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
7.5 hereof and no notice to Certificateholders of the appointment of any separate trustee, co-trustee or custodian hereunder shall be required.

     (g) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (h) The Trustee shall pay the reasonable compensation of the co-trustees, separate trustees or custodians appointed by the Trustee pursuant to this
Section 7.9 to the extent, and in accordance with the standards, specified in
Section 7.12 hereof.

     (i) Subject to the consent of the Depositor, which consent shall not be unreasonably withheld, the Trustee, at its sole cost and expense, may appoint at any time a successor Custodian. Until such time as the Trustee appoints a successor Custodian, the Trustee shall be the Custodian hereunder. Upon the appointment of a successor custodian, the Trustee and the Custodian shall enter into a custodial agreement.

     SECTION 7.10 AUTHENTICATING AGENTS.

     (a) The Paying Agent shall serve as the initial Authenticating Agent hereunder for the purpose of executing and authenticating Certificates. Any successor Authenticating Agent must be acceptable to the Depositor and must be a corporation or national bank organized and doing business under the laws of the
United States of America or of any state and having a principal office and place of business in the Borough of Manhattan in the City and State of New York,
having a combined capital and surplus of at least $50,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of the
Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor.
The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent and the
Depositor; provided that the Trustee may not terminate the Paying Agent as
Authenticating Agent unless the Paying Agent shall be removed as Paying Agent hereunder. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of Section 7.10(a), the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of
Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as

                                     -157-

Authenticating Agent. No such Authenticating Agent shall be appointed unless eligible under the provisions of Section 7.10(a). No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

     SECTION 7.11 INDEMNIFICATION OF TRUSTEE, THE FISCAL AGENT AND THE PAYING
AGENT.

     (a) The Trustee, the Fiscal Agent, the Certificate Registrar and the Paying
Agent and each of its respective directors, officers, employees, agents and
Controlling Persons shall be entitled to indemnification from the Trust for any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action incurred without negligence or willful misconduct on their respective part, arising out of, or in connection with this
Agreement, the Certificates and the acceptance or administration of the trusts or duties created hereunder (including, without limitation, any unanticipated loss, liability or expense incurred in connection with any action or inaction of the Master Servicer, the Special Servicer or the Depositor or of each other such
Person hereunder but only to the extent the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, is unable to recover within a reasonable period of time such amount from such third party pursuant to this Agreement) including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder and the Trustee, the Fiscal Agent, the
Certificate Registrar and the Paying Agent and each of their respective directors, officers, employees, agents and Controlling Persons shall be entitled to indemnification from the Trust for any unanticipated loss, liability or expense incurred in connection with the provision by the Trustee, the Fiscal
Agent, the Certificate Registrar and the Paying Agent of the reports required to be provided by it pursuant to this Agreement; provided that:

          (i) with respect to any such claim, the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, shall have given the Depositor, the Master Servicer, the Sellers, each other and the Holders of the Certificates written notice thereof promptly after a Responsible Officer of the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as
the case may be, shall have actual knowledge thereof; provided, however, that failure to give such notice to the Depositor, Master Servicer, the Sellers, each other and the Holders of Certificates shall not affect the Trustee's, Fiscal
Agent's, Certificate Registrar's or Paying Agent's, as the case may be, rights to indemnification herein unless the Depositor's defense of such claim on behalf of the Trust is materially prejudiced thereby;

          (ii) while maintaining control over its own defense, the Trustee, the
Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, shall cooperate and consult fully with the Depositor in preparing such defense;
and

          (iii) notwithstanding anything to the contrary in this Section 7.11, the Trust shall not be liable for settlement of any such claim by the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

                                     -158-

     (b) The provisions of this Section 7.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be.

     (c) The Depositor shall indemnify and hold harmless the Trustee, the Fiscal
Agent, the Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees or agents and Controlling Persons from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees or agents or Controlling Person may become subject under the 1933 Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, the
Preliminary Prospectus Supplement, the Final Prospectus Supplement or the
Prospectus, or arises out of, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading and shall reimburse the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees, agents or Controlling Person for any legal and other expenses reasonably incurred by the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, or any such director, officer, employee, agent or Controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission made in any such Private Placement Memorandum, Preliminary Prospectus
Supplement, Final Prospectus Supplement or Prospectus in reliance upon and in conformity with written information concerning the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, furnished to the Depositor by or on behalf of such person specifically for inclusion therein.
It is hereby expressly agreed that the only written information provided by the
Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the
case may be, for inclusion in the Preliminary Prospectus Supplement and Final
Prospectus Supplement is set forth in the case of the Trustee in the second, fourth and fifth sentences and in the case of the Fiscal Agent in the penultimate sentence under the caption entitled "DESCRIPTION OF THE OFFERED
CERTIFICATES--The Trustee and the Fiscal Agent" and in the case of the Paying
Agent, the third and fourth sentences under the "DESCRIPTION OF THE OFFERED
CERTIFICATES--The Paying Agent, Certificate Registrar and the Authenticating
Agent". The Trustee, the Fiscal Agent, the Certificate Registrar or the Paying
Agent, as the case may be, shall immediately notify the Depositor and the
Sellers if a claim is made by a third party with respect to this Section 7.11(c)
entitling such person, its directors, officers, employees, agents or Controlling
Person to indemnification hereunder, whereupon the Depositor shall assume the defense of any such claim (with counsel reasonably satisfactory to such person)
and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the
Depositor shall not affect any rights the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees, agents or Controlling Person may have to indemnification under this Section 7.11(c), unless the Depositor's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the resignation or removal of

                                     -159-

the Trustee, the Fiscal Agent or the Paying Agent. The Depositor shall not be indemnified by the Trust for any expenses incurred by the Depositor arising from any violation or alleged violation of the 1933 Act or 1934 Act by the Depositor.

     SECTION 7.12 FEES AND EXPENSES OF TRUSTEE, THE FISCAL AGENT AND THE PAYING
AGENT. The Trustee shall be entitled to receive the Trustee Fee (other than the portion thereof constituting the Paying Agent Fee) and the Paying Agent shall be entitled to receive the Paying Agent Fee, pursuant to Section 5.3(b)(ii) (which shall not be limited by any provision of law with respect to the compensation of a trustee of an express trust), for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties respectively, hereunder of the Trustee and the Paying Agent.
The Trustee, the Fiscal Agent and the Paying Agent shall also be entitled to recover from the Trust all reasonable unanticipated expenses and disbursements incurred or made by the Trustee, the Fiscal Agent and the Paying Agent in
accordance with any of the provisions of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and other Persons not regularly in its employ), not including expenses incurred in the ordinary course of performing its duties as Trustee, Fiscal
Agent or Paying Agent, respectively hereunder, and except any such expense, disbursement or advance as may arise from the negligence or bad faith of such
Person or which is the responsibility of the Holders of the Certificates hereunder. The provisions of this Section 7.12 shall survive any termination of this Agreement and the resignation or removal of the Trustee, the Fiscal Agent or the Paying Agent.

     SECTION 7.13 COLLECTION OF MONEYS. Except as otherwise expressly provided in this Agreement, the Trustee and the Paying Agent may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee or the Paying Agent, as the case may be, pursuant to this Agreement. The Trustee or the Paying Agent, as the case may be, shall hold all such money and property received by it as part of the Trust and shall distribute it as provided in this Agreement. If the Trustee or the Paying
Agent, as the case may be, shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee or the
Paying Agent, as the case may be, shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee or the Paying Agent, as the case may be, shall subsequently receive any such amount, it may withdraw such request.

     SECTION 7.14 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

     (a) On and after the time the Master Servicer is terminated pursuant to this Agreement, the Trustee shall be the successor in all respects to the Master
Servicer in its capacity under this Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer by the terms and provisions of this
Agreement; provided that, any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide required information shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no liability relating to (i) the representations and warranties of the Master Servicer contained in this Agreement or (ii) any obligation incurred by the Master Servicer prior to its termination or resignation (including, without limitation, the Master Servicer's obligation to repay losses resulting from the investment

                                     -160-

of funds in any account established under this Agreement), except any ongoing obligations to the Primary Servicer arising after the termination of the Master
Servicer from their servicing rights and obligations under the Primary Servicing
Agreement. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability granted to the Master Servicer in this
Agreement. As compensation therefor, the Trustee shall be entitled to receive all the compensation payable to the Master Servicer set forth in this Agreement, including, without limitation, the Master Servicing Fee.

     (b) Notwithstanding the above, the Trustee (A) may, if the Trustee is unwilling to so act, or (B) shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint any established commercial or multifamily mortgage finance institution, servicer or special servicer or mortgage servicing institution having a net worth of not less than $15,000,000, meeting such other standards for a successor servicer as are set forth in this
Agreement and with respect to which Rating Agency Confirmation is obtained, as the successor to the Master Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of a servicer as Master Servicer hereunder. Pending any such appointment, the Trustee shall act as the Master
Servicer as hereinabove provided. Any entity designated by the Trustee as successor Master Servicer may be an Affiliate of the Trustee; provided that, such Affiliate must meet the standards for the Master Servicer as set forth herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on
Mortgage Loans as it and such successor shall agree subject to Section 8.10. The
Trustee and such successor shall take such actions, consistent with this
Agreement as shall be necessary to effectuate any such succession. The Master
Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, notifying Mortgagors of the assignment of the servicing function and providing the Trustee and successor servicer all documents and records in its possession in electronic or other form reasonably requested by the successor servicer to enable the successor servicer to assume the Master Servicer's functions hereunder and the transfer to the
Trustee or such successor servicer of all amounts which shall at the time be or should have been deposited by the Master Servicer in the Certificate Account and
any other account or fund maintained with respect to the Certificates or thereafter be received by the Master Servicer with respect to the Mortgage
Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. The Trustee shall be reimbursed for all of its out-of-pocket expenses incurred in connection with obtaining such successor Master Servicer by the Trust within 30 days of the
Trustee's submission of an invoice with respect thereto, to the extent such expenses have not been reimbursed by the Master Servicer as provided herein;
such expenses paid by the Trust shall be deemed to be an Additional Trust
Expense.

     (c) On and after the time the Special Servicer is terminated pursuant to this Agreement, in accordance with Section 9.30, the Trustee shall be the successor in all respects to the Special Servicer in its capacity under this
Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Special
Servicer by the terms and provisions of this Agreement; provided that, any failure to perform

                                     -161-

such duties or responsibilities caused by the Special Servicer's failure to provide required information shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no liability relating to (i) the representations and warranties of the Special Servicer contained in this
Agreement or (ii) any obligation incurred by the Special Servicer prior to its termination or resignation. In the Trustee's capacity as such successor, the
Trustee shall have the same limitations on liability granted to the Special
Servicer in this Agreement. As compensation therefor, the Trustee shall be entitled to receive all the compensation payable to the Special Servicer set forth in this Agreement, including, without limitation the Special Servicer
Compensation (other than any Work-Out Fee payable pursuant to Section 9.11).

     (d) Notwithstanding the above, the Trustee may, if the Trustee shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established commercial or multifamily mortgage finance institution, special servicer or mortgage servicing institution having a net worth of not less than $15,000,000, and meeting such other standards for a successor Special Servicer as are set forth in Section
9.21, and with respect to which Rating Agency Confirmation is obtained, as the successor to the Special Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of a special servicer as Special
Servicer hereunder. Pending any such appointment, the Trustee shall act as the
Special Servicer as hereinabove provided. Any entity designated by the Trustee as successor Special Servicer may be an Affiliate of the Trustee; provided that, such Affiliate must meet the standards for a successor Special Servicer set forth herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted to the Special
Servicer under this Agreement. The Trustee and such successor shall take such actions, consistent with this Agreement as shall be necessary to effectuate any such succession. The Special Servicer shall cooperate with the Trustee and any successor Special Servicer in effecting the termination of the Special
Servicer's responsibilities and rights under this Agreement, including, without limitation, notifying Mortgagors of Specially Serviced Mortgage Loans of the
assignment of the special servicing function and providing the Trustee and successor Special Servicer all documents and records in its possession in electronic or other form reasonably requested by the successor Special Servicer to enable the successor Special Servicer to assume the Special Servicer's functions hereunder and the transfer to the Trustee or such successor Special
Servicer of all amounts which shall at the time be or should have been deposited by the Special Servicer in the Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received by the
Special Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor Special Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Special
Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Special Servicer. The Trustee shall be reimbursed for all of its out-of-pocket expenses incurred in connection with obtaining such successor
Special Servicer by the Trust within 30 days of submission of an invoice with respect thereto but only to the extent such expenses have not been reimbursed by the Special Servicer as provided herein; and such expenses paid by the Trust shall be deemed to be an Additional Trust Expense.

                                     -162-

     SECTION 7.15 NOTIFICATION TO HOLDERS. Upon termination of the Master
Servicer, the Paying Agent or the Special Servicer, or appointment of a successor to the Master Servicer, the Paying Agent or the Special Servicer, the
Trustee shall promptly mail notice thereof by first class mail to the Rating
Agencies, the Operating Adviser, the Sellers and the Certificateholders at their respective addresses appearing on the Certificate Register.

     SECTION 7.16 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE, THE FISCAL
AGENT AND THE PAYING AGENT.

     (a) The Trustee hereby represents and warrants as of the date hereof that:

          (i) the Trustee is a national banking association, duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) the execution and delivery by the Trustee of this Agreement have been duly authorized by all necessary action on the part of the Trustee; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Trustee or its properties that would materially and adversely affect the Trustee's ability to perform its obligations under this Agreement, (ii) the organizational documents of the
Trustee, or (iii) the terms of any material agreement or instrument to which the
Trustee is a party or by which it is bound; the Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

          (iii) the execution, delivery and performance by the Trustee of this
Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will be obtained, given, effected or taken in order for the Trustee to perform its obligations under this Agreement;

          (iv) this Agreement has been duly executed and delivered by the
Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
and

          (v) no litigation is pending or, to the Trustee's knowledge, threatened, against the Trustee that, either in one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Trustee to perform under the terms of this Agreement.

                                     -163-

     (b) The Fiscal Agent hereby represents and warrants as of the date hereof that:

          (i) the Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) the execution and delivery by the Fiscal Agent of this Agreement have been duly authorized by all necessary corporate action on the part of the
Fiscal Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Fiscal
Agent or its properties that would materially and adversely affect the Fiscal
Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Fiscal Agent, or (iii) the terms of any material agreement or instrument to which the Fiscal Agent is a party or by which it is bound; the Fiscal Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

          (iii) the execution, delivery and performance by the Fiscal Agent of this Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to, or the registration with, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Fiscal
Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (v) no litigation is pending or, to the Fiscal Agent's knowledge, threatened, against the Fiscal Agent that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Fiscal Agent to perform under the terms of this Agreement.

     (c) The Paying Agent hereby represents and warrants as of the date hereof that:

          (i) the Paying Agent is a national banking association, duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                                     -164-

          (ii) the execution and delivery by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying
Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Paying
Agent or its properties that would materially and adversely affect the Paying
Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Paying Agent, or (iii) the terms of any material agreement or instrument to which the Paying Agent is a party or by which it is bound; the Paying Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

          (iii) the execution, delivery and performance by the Paying Agent of this Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will be obtained, given, effected or taken in order for the Paying Agent to perform its obligations under this Agreement;

          (iv) this Agreement has been duly executed and delivered by the Paying
Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (v) there are no actions, suits or proceeding pending or, to the best of the Paying Agent's knowledge, threatened, against the Paying Agent that, either in one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Paying Agent to perform under the terms of this Agreement.

     SECTION 7.17 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY
MAINTAINED BY THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT. Each of the
Trustee, the Fiscal Agent and the Paying Agent, at its own respective expense, shall maintain in effect a Fidelity Bond and a Errors and Omissions Insurance
Policy. The Errors and Omissions Insurance Policy and Fidelity Bond shall be issued by a Qualified Insurer in form and in amount customary for trustees, fiscal agents or paying agents in similar transactions (unless the Trustee, the
Fiscal Agent or the Paying Agent, as the case may be, self insures as provided below). In the event that any such Errors and Omissions Insurance Policy or
Fidelity Bond ceases to be in effect, the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term debt rating of the
Trustee, the Fiscal Agent or the Paying Agent, as the case may be, is not less than "A" as rated by Fitch, if rated by Fitch and "A" as rated by S&P, if rated by S&P, respectively, the Trustee,

                                     -165-

the Fiscal Agent or the Paying Agent, as the case may be, may self-insure for the Fidelity Bond and the Errors and Omissions Insurance Policy.

     SECTION 7.18 APPOINTMENT OF LUXEMBOURG PAYING AGENT; NOTIFICATION TO
CERTIFICATEHOLDERS.

     (a) The Depositor shall maintain a paying agent in Luxembourg (the
"Luxembourg Paying Agent") for payments on the Certificates as well as a transfer agent in Luxembourg (the "Luxembourg Transfer Agent") for so long as such Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange so require and the Depositor shall pay the reasonable fees of such
Luxembourg Paying Agent and Luxembourg Transfer Agent. The Depositor shall appoint a successor Luxembourg Paying Agent if necessary. Except as set forth in this Section 7.18(a), neither the Trustee nor the Paying Agent shall have any responsibility for the actions or inactions of the Luxembourg Paying Agent, including any failure of the Luxembourg Paying Agent to make timely distributions to Certificateholders or beneficial owners (other than any such failure resulting from the failure of the Paying Agent to timely remit funds but only to the extent such failure is caused by the Paying Agent's negligence or willful misconduct). The Certificate Registrar shall not be responsible for transfers or exchanges requested at the office of the Luxembourg Transfer Agent in Luxembourg until it receives written notice from such transfer agent, together with the Certificates to be transferred or exchanged. The Luxembourg
Paying Agent shall each month download copies of all information made available on the Paying Agent's internet website, print such information and make it available to the Certificateholders upon request. The Luxembourg Paying Agent shall not be the Paying Agent and the duties of the Luxembourg Paying Agent hereunder shall be distinct from the duties of the Paying Agent.

     (b) For so long as the Certificates are listed on the Luxembourg Stock
Exchange and the rules of the Luxembourg Stock Exchange so require, the
Depositor undertakes to cause the Luxembourg Paying Agent to publish all notices to Certificateholders in a daily newspaper of general circulation in Luxembourg.

     (c) For so long as any of the Certificates are listed on the Luxembourg
Stock Exchange and the rules of the Luxembourg Stock Exchange so require, the
Paying Agent shall make available or provide the following information on the
Paying Agent's internet website:

          (i) to Clearstream Bank, Euroclear Bank and the Luxembourg Paying
Agent promptly upon determination, the Pass-Through Rates for the related
Interest Accrual Period, the amount of principal and interest distributable on the related Distribution Date for each Class of Certificates, per $1,000 initial
Certificate Balance or Notional Amount and the date each distribution will be made;

          (ii) to the Luxembourg Paying Agent on each Distribution Date, the
Certificate Balance or Notional Amount of the Certificates;

          (iii) to the Luxembourg Paying Agent promptly following availability, each report, certificate or statement required to be delivered to the Luxembourg
Paying Agent pursuant to Section 5.4;

                                     -166-

          (iv) to the Luxembourg Paying Agent promptly following receipt thereof, all notices and reports regarding any termination of the Trustee or
Paying Agent or appointment of a successor to the Trustee or Paying Agent; and

          (v) to the Luxembourg Paying Agent promptly following receipt thereof, all notices and reports regarding any occurrence of an Event of Default.

     Information provided, as set forth above, by the Paying Agent to the
Luxembourg Paying Agent shall be supplied by the Luxembourg Paying Agent to the
Luxembourg Stock Exchange. Such information shall be made available to the
Certificateholders at the main office of the Luxembourg Paying Agent.

     None of the Certificates will be listed on the Luxembourg Stock Exchange or any other stock exchange.

                                  ARTICLE VIII

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     SECTION 8.1 SERVICING STANDARD; SERVICING DUTIES.

     (a) Subject to the express provisions of this Agreement, for and on behalf of the Trust and for the benefit of the Certificateholders as a whole, and, solely as it relates to any A/B Mortgage Loan, for the benefit of the holder of the related B Note and, solely as it relates to any Loan Pair, for the benefit of the holder of the related Serviced Companion Mortgage Loan, the Master
Servicer shall service and administer the Mortgage Loans, any B Note and any
Serviced Companion Mortgage Loan in accordance with the Servicing Standard and the terms of this Agreement (subject to the servicing of any Non-Serviced
Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement). Certain
of the provisions of this Article VIII make explicit reference to their applicability to Mortgage Loans, any B Note and any Serviced Companion Mortgage
Loan; notwithstanding such explicit references, references to "Mortgage Loans"
contained in this Article VIII, unless otherwise specified, shall be construed to refer also to such B Note and Serviced Companion Mortgage Loan (but any other terms that are defined in Article I and used in this Article VIII shall be construed according to such definitions without regard to this sentence).

          In connection with such servicing and administration, the Master
Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes in the best economic interests of the Certificateholders as a whole (or, in the case of any A/B Mortgage Loan or Loan Pair, the
Certificateholders and the holder of the related B Note and Serviced Companion
Mortgage Loan, all taken as a collective whole); provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the
Master Servicer of the collectability of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Master Servicer, including with respect to Master Servicing Fees or the right to be reimbursed for Advances.

                                     -167-

     (b) The Master Servicer, in the case of an event specified in clause (x) of this subclause (b), and the Special Servicer, in the case of an event specified in clause (y) of this subclause (b), shall each send a written notice to the other and to the Trustee and the Paying Agent, the Operating Adviser, each
Seller and, in the case of an A/B Mortgage Loan, the holder of the related B
Note and, in the case of a Loan Pair, the holder of the related Serviced
Companion Mortgage Loan, within two Business Days after becoming aware (x) that a Servicing Transfer Event has occurred with respect to a Mortgage Loan or (y)
that a Mortgage Loan has become a Rehabilitated Mortgage Loan, which notice shall identify the applicable Mortgage Loan and, in the case of an event specified in clause (x) of this subclause (b) above, the Servicing Transfer
Event that occurred.

     (c) With respect to each Mortgage Loan that is subject to an Environmental
Insurance Policy, for as long as it is not a Specially Serviced Mortgage Loan, if the Master Servicer has actual knowledge of any event giving rise to a claim under an Environmental Insurance Policy, the Master Servicer or the Primary
Servicer shall notify the Special Servicer to such effect and the Master
Servicer shall take reasonable actions as are in accordance with the Servicing
Standard and the terms and conditions of such Environmental Insurance Policy to make a claim thereunder and achieve the payment of all amounts to which the
Trust is entitled thereunder. Any legal fees or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim shall be paid by, and reimbursable to, the Master Servicer or the Special
Servicer as a Servicing Advance.

     (d) In connection with any extension of the Maturity Date of a Mortgage
Loan, the Master Servicer shall give prompt written notice of such extension to the insurer under the Environmental Insurance Policy and shall execute such documents as are reasonably required by such insurer to procure an extension of such policy (if available).

     (e) The parties hereto acknowledge that each Serviced Pari Passu Mortgage
Loan and Serviced Companion Mortgage Loan is subject to the terms and conditions of the related Loan Pair Intercreditor Agreement. With respect to each Serviced
Pari Passu Mortgage Loan and Serviced Companion Mortgage Loan, the Trustee, the
Fiscal Agent, the Master Servicer and the Special Servicer recognize the respective rights and obligations of the Trust and the holders of each Serviced
Companion Mortgage Loan under the related Loan Pair Intercreditor Agreement, including, with respect to the allocation of collections on or in respect of any
Serviced Pari Passu Mortgage Loan and Serviced Companion Mortgage Loan in
accordance with the related Loan Pair Intercreditor Agreement. The Master
Servicer shall comply with the applicable provisions of each Loan Pair
Intercreditor Agreement, and if any Serviced Pari Passu Mortgage Loan and
Serviced Companion Mortgage Loan are then Specially Serviced Mortgage Loans, the
Special Servicer shall comply with the applicable provisions of the related Loan
Pair Intercreditor Agreement.

     (f) Promptly following the Closing Date, the Trustee shall send written notice to each Non-Serviced Mortgage Loan Master Servicer, stating that, as of the Closing Date, the Trustee is the holder of the applicable Non-Serviced
Mortgage Loan, and directing such Non-Serviced Mortgage Loan Master Servicer to remit to the Master Servicer all amounts payable to, and directing such
Non-Serviced Mortgage Loan Master Servicer to forward, deliver or otherwise make available, as the case may be, to, the Master Servicer all reports, statements, documents, communications and other information that are to be forwarded, delivered or

                                     -168-

otherwise made available to, such holder of the applicable Non-Serviced Mortgage
Loan under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement and Non-Serviced Mortgage Loan Intercreditor Agreement.

     (g) Each Non-Serviced Mortgage Loan shall be serviced and administered by the applicable Non-Serviced Mortgage Loan Master Servicer and Non-Serviced
Mortgage Loan Special Servicer pursuant to the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement and Non-Serviced Mortgage Loan
Intercreditor Agreement, except as otherwise specifically provided in this
Agreement. If any Non-Serviced Companion Mortgage Loan that is an asset under the trust created by the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement is removed from the pool of mortgage loans created under such Non-Serviced Mortgage Loan Pooling and Servicing Agreement, or if such
Non-Serviced Mortgage Loan Pooling and Servicing Agreement is otherwise terminated, the servicing of the Non-Serviced Mortgage Loan shall be transferred, pursuant to the related Non-Serviced Mortgage Loan Intercreditor
Agreement, and shall be serviced and administered by a successor servicing agreement, which shall have similar provisions to such Non-Serviced Mortgage
Loan Pooling and Servicing Agreement to the extent set forth in the related
Non-Serviced Mortgage Loan Intercreditor Agreement, and such transfer shall be subject to the receipt of a Rating Agency Confirmation.

     SECTION 8.2 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY
MAINTAINED BY THE MASTER SERVICER. The Master Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions
Insurance Policy. The Servicer Errors and Omissions Insurance Policy and
Servicer Fidelity Bond shall be issued by a Qualified Insurer (unless the Master
Servicer self insures as provided below) and be in form and amount consistent with the Servicing Standard. In the event that any such Servicer Errors and
Omissions Insurance Policy or Servicer Fidelity Bond ceases to be in effect, the
Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term rating of the Master Servicer is not in any event less than "A" as rated by Fitch and "BBB" as rated by S&P, respectively, the Master Servicer may self-insure for the Servicer Fidelity Bond and the Servicer Errors and Omissions Insurance Policy.

     SECTION 8.3 MASTER SERVICER'S GENERAL POWER AND DUTIES.

     (a) The Master Servicer shall service and administer the Mortgage Loans and shall, subject to Sections 8.7, 8.18, 8.19, 8.27 and Article XII hereof and as otherwise provided herein and by the Code, have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration in accordance with the Servicing Standard. To the extent consistent with the foregoing and subject to any express limitations and provisions set forth in this Agreement (and, in the case of any A/B Mortgage
Loan and any Loan Pair, subject to the applicable Intercreditor Agreement or
Loan Pair Intercreditor Agreement and, in the case of any Non-Serviced Mortgage
Loan, subject to the servicing of such Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable
Non-Serviced Mortgage Loan Special Servicer, as applicable), such power and authority shall include, without limitation, the right, subject to the terms hereof, (A) to execute and deliver, on behalf of the Certificateholders (and in connection

                                     -169-

with any B Note, the holder of the B Note and, in connection with any Loan Pair, the holder of the Serviced Companion Mortgage Loan) and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates, financing statements, continuation statements, title endorsements and reports and other documents and instruments necessary to preserve and maintain the lien on the related Mortgaged Property and related collateral), (B) to consent to assignments and assumptions or substitutions, and transfers of interest of any Mortgagor, in each case subject to and in accordance with the terms of the related Mortgage Loan and Section
8.7, (C) to collect any Insurance Proceeds, (D) subject to Section 8.7, to consent to any subordinate financings to be secured by any related Mortgaged
Property to the extent that such consent is required pursuant to the terms of the related Mortgage or which otherwise is required, and, subject to Section
8.7, to consent to any mezzanine debt to the extent such consent is required pursuant to the terms of the related Mortgage; (E) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the related Mortgaged Property or otherwise and to administer and monitor the application of such proceeds and awards in accordance with the terms of the
Mortgage Loan as the Master Servicer deems reasonable under the circumstances,
(F) to execute and deliver, on behalf of the Certificateholders (and, if applicable, the holders of the B Note and Serviced Companion Mortgage Loan) and
the Trustee, documents relating to the management, operation, maintenance, repair, leasing and marketing of the related Mortgaged Properties, including agreements and requests by the Mortgagor with respect to modifications of the standards of operation and management of the Mortgaged Properties or the replacement of asset managers, (G) to consent to any operation or action under a
Mortgage Loan that is contemplated or permitted under a Mortgage or other documents evidencing or securing the applicable Mortgage Loan (either as a matter of right or upon satisfaction of specified conditions), (H) to obtain, release, waive or modify any term other than a Money Term of a Mortgage Loan and related documents subject to and to the extent permitted by Section 8.18, (I) to exercise all rights, powers and privileges granted or provided to the holder of the Mortgage Notes, any Serviced Companion Mortgage Loan and any B Note under the terms of the Mortgage, including all rights of consent or approval thereunder, subject to Sections 8.7 and 8.18 of this Agreement, (J) to enter into lease subordination agreements, non-disturbance and attornment agreements or other leasing or rental arrangements which may be requested by the Mortgagor or the Mortgagor's tenants, (K) to join the Mortgagor in granting, modifying or releasing any easements, covenants, conditions, restrictions, equitable servitudes, or land use or zoning requirements with respect to the Mortgaged
Properties to the extent such does not adversely affect the value of the related
Mortgage Loan or Mortgaged Property, (L) to execute and deliver, on behalf of itself, the Trustee, the Trust (and, if applicable, the holders of the B Note and Serviced Companion Mortgage Loan) or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties, and (M) hold in accordance with the terms of any Mortgage Loan and this Agreement, Defeasance Collateral. The foregoing clauses (A) through (M) are referred to collectively as "Master Servicer Consent
Matters." Notwithstanding the above, the Master Servicer shall have no power to
(i) waive any Prepayment Premiums or (ii) consent to any modification of a Money
Term of a Mortgage Loan. Nothing contained in this Agreement shall limit the ability of the Master Servicer to lend money to (to the extent not secured, in whole or in part, by any Mortgaged Property), accept deposits from and otherwise generally engage in any kind of business or dealings with any Mortgagor as though the Master Servicer was not a party to this Agreement or to the transactions contemplated hereby; provided, however, that this sentence shall not modify the Servicing Standard.

                                     -170-

     (b) The Master Servicer shall not be obligated to service and administer the Mortgage Loans which have become and continue to be Specially Serviced
Mortgage Loans, except as specifically provided herein. The Master Servicer shall be required to make all calculations and prepare all reports required hereunder with respect to such Specially Serviced Mortgage Loans (other than calculations and reports expressly required to be made by the Special Servicer hereunder) as if no Servicing Transfer Event had occurred and shall continue to collect all Scheduled Payments, make Servicing Advances as set forth herein, make P&I Advances as set forth herein and render such incidental services with respect to such Specially Serviced Mortgage Loans, all as are specifically provided for herein, but shall have no other servicing or other duties with respect to such Specially Serviced Mortgage Loans. The Master Servicer shall give notice within three Business Days to the Special Servicer of any collections it receives from any Specially Serviced Mortgage Loans, subject to changes agreed upon from time to time by the Special Servicer and the Master
Servicer. The Special Servicer shall instruct within one Business Day after receiving such notice the Master Servicer on how to apply such funds. The Master
Servicer within one Business Day after receiving such instructions shall apply such funds in accordance with the Special Servicer's instructions. Each Mortgage
Loan that becomes a Specially Serviced Mortgage Loan shall continue as such until such Mortgage Loan becomes a Rehabilitated Mortgage Loan. The Master
Servicer shall not be required to initiate extraordinary collection procedures or legal proceedings with respect to any Mortgage Loan or to undertake any pre-foreclosure procedures.

     (c) Concurrently with the execution of this Agreement, the Trustee shall sign the Power of Attorney attached hereto as Exhibit S-1. The Master Servicer, shall promptly notify the Trustee of the execution and delivery of any document on behalf of the Trustee under such Power-of-Attorney. From time to time until the termination of the Trust, upon receipt of additional unexecuted powers of attorney from the Master Servicer or the Special Servicer, the Trustee shall execute and return to the Master Servicer, the Special Servicer or the Primary
Servicer any additional powers of attorney and other documents necessary or appropriate to enable the Master Servicer and the Special Servicer to service and administer the Mortgage Loans including, without limitation, documents relating to the management, operation, maintenance, repair, leasing or marketing of the Mortgaged Properties. The Master Servicer shall indemnify the Trustee for any costs, liabilities and expenses (including attorneys' fees) incurred by the
Trustee in connection with the intentional or negligent misuse of such power of attorney by the Master Servicer. Notwithstanding anything contained herein to the contrary, neither the Master Servicer nor the Special Servicer shall without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's or
Special Servicer's, as applicable, representative capacity, or (ii) knowingly take any action that causes the Trustee to be registered to do business in any state, provided, however, that the preceding clause (i) shall not apply to the initiation of actions relating to a Mortgage Loan that the Master Servicer or the Special Servicer, as the case may be, is servicing pursuant to its respective duties herein (in which case the Master Servicer or the Special
Servicer, as the case may be, shall give three (3) Business Days prior notice to the Trustee of the initiation of such action). The limitations of the preceding clause shall not be construed to limit any duty or obligation imposed on the
Trustee under any other provision of this Agreement.

     (d) The Master Servicer shall make efforts consistent with the Servicing
Standard and the terms of this Agreement to collect all payments called for under the terms and

                                     -171-

provisions of the applicable Mortgage Loans (other than Specially Serviced
Mortgage Loans or REO Properties).

     (e) The Master Servicer (or the Primary Servicer on its behalf) shall segregate and hold all funds collected and received pursuant to any Mortgage
Loan (other than any Non-Serviced Mortgage Loan) constituting Escrow Amounts separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an
"Escrow Account") into which all Escrow Amounts shall be deposited within one
(1) Business Day after receipt. Each Escrow Account shall be an Eligible
Account, except with respect to Mortgage Loans identified on Schedule VI for which Escrow Accounts shall be transferred to Eligible Accounts at the earliest date permitted under the related Mortgage Loan documents. The Master Servicer shall also deposit into each Escrow Account any amounts representing losses on
Eligible Investments pursuant to the immediately succeeding paragraph and any
Insurance Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related
Mortgage Loan. Each Escrow Account shall be maintained in accordance with the requirements of the related Mortgage Loan and in accordance with the Servicing
Standard. Withdrawals from an Escrow Account may be made only:

          (i) to effect timely payments of items constituting Escrow Amounts for the related Mortgage Loan;

          (ii) to transfer funds to the Certificate Account (or any sub-account thereof) to reimburse the Master Servicer for any Advance (or the Trust for any
Unliquidated Advance) relating to Escrow Amounts, but only from amounts received with respect to the related Mortgage Loan which represent late collections of
Escrow Amounts thereunder;

          (iii) for application to the restoration or repair of the related
Mortgaged Property in accordance with the related Mortgage Loan and the
Servicing Standard;

          (iv) to clear and terminate such Escrow Account upon the termination of this Agreement or pay-off of the related Mortgage Loan;

          (v) to pay from time to time to the related Mortgagor any interest or investment income earned on funds deposited in the Escrow Account if such income is required to be paid to the related Mortgagor under applicable law or by the terms of the Mortgage Loan, or otherwise to the Master Servicer; and

          (vi) to remove any funds deposited in a Escrow Account that were not required to be deposited therein or to refund amounts to the Mortgagors determined to be overages.

     Subject to the immediately succeeding sentence, (i) the Master Servicer may direct any depository institution or trust company in which the Escrow Accounts are maintained to invest the funds held therein in one or more Eligible
Investments; provided, however, that such funds shall be either (x) immediately available or (y) available in accordance with a schedule which will permit the
Master Servicer to meet the payment obligations for which the Escrow Account was established; (ii) the Master Servicer shall be entitled to all income and gain realized from any such investment of funds as additional servicing compensation;
and (iii) the

                                     -172-

Master Servicer shall deposit from its own funds in the applicable Escrow
Account the amount of any loss incurred in respect of any such investment of funds immediately upon the realization of such loss. The Master Servicer shall not direct the investment of funds held in any Escrow Account and retain the income and gain realized therefrom if the terms of the related Mortgage Loan or applicable law permit the Mortgagor to be entitled to the income and gain realized from the investment of funds deposited therein, and the Master Servicer shall not be required to invest amounts on deposit in Escrow Accounts in
Eligible Investments or Eligible Accounts to the extent that the Master Servicer is required by either law or under the terms of any related Mortgage Loan to deposit or invest (or the Mortgagor is entitled to direct the deposit or investment of) such amounts in another type of investments or accounts. In the event the Master Servicer is not entitled to direct the investment of such funds, (1) the Master Servicer shall direct the depository institution or trust company in which such Escrow Accounts are maintained to invest the funds held therein in accordance with the Mortgagor's written investment instructions, if the terms of the related Mortgage Loan or applicable law require the Master
Servicer to invest such funds in accordance with the Mortgagor's directions; and
(2) in the absence of appropriate written instructions from the Mortgagor, the
Master Servicer shall have no obligation to, but may be entitled to, direct the investment of such funds; provided, however, that in either event (i) such funds shall be either (y) immediately available or (z) available in accordance with a schedule which will permit the Master Servicer to meet the payment obligations for which the Escrow Account was established, and (ii) the Master Servicer shall have no liability for any loss in investments of such funds that are invested pursuant to written instructions from the Mortgagor.

     (f) The relationship of each of the Master Servicer and the Special
Servicer to the Trustee and the Paying Agent and to each other under this
Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

     (g) With respect to each Mortgage Loan, if required by the terms of the related Mortgage Loan, any Lock-Box Agreement or similar agreement, the Master
Servicer shall establish and maintain, in accordance with the Servicing
Standard, one or more lock-box, cash management or similar accounts ("Lock-Box
Accounts") to be held outside the Trust and maintained by the Master Servicer in accordance with the terms of the related Mortgage. No Lock-Box Account is required to be an Eligible Account, unless otherwise required pursuant to the related Mortgage Loan documents. The Master Servicer shall apply the funds deposited in such accounts in accordance with terms of the related Mortgage Loan documents, any Lock-Box Agreement and in accordance with the Servicing Standard.

     (h) The Master Servicer or the Primary Servicer on its behalf shall process all defeasances of Mortgage Loans in accordance with the terms of the Mortgage
Loan documents, and shall be entitled to any fees paid relating thereto. The
Master Servicer shall not permit defeasance (or partial defeasance if permitted under the Mortgage Loan) of any Mortgage Loan on or before the second anniversary of the Closing Date unless such defeasance will not result in an
Adverse REMIC Event and the Master Servicer has received an opinion of counsel to such effect and all items in the following sentence have been satisfied.
Subsequent to the second anniversary of the Closing Date, the Master Servicer, in connection with the defeasance of a Mortgage Loan shall require (to the extent it is not inconsistent with the Servicing Standard) that: (i) the defeasance collateral consists of Qualifying Government Securities as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended, that are acceptable as defeasance

                                     -173-

collateral under the current guidelines of the Rating Agencies, (ii) the Master
Servicer has determined that the defeasance will not result in an Adverse REMIC
Event, (iii) either (A) the related Mortgagor designates a Single-Purpose Entity
(if the Mortgagor no longer complies) to own the Defeasance Collateral (subject to customary qualifications) or (B) the Master Servicer has established a
Single-Purpose Entity to hold all Defeasance Collateral relating to the
Defeasance Loans, (iv) the Master Servicer has requested and received from the
Mortgagor (A) an opinion of counsel that the Trustee will have a perfected, first priority security interest in such Defeasance Collateral and (B) written confirmation from a firm of independent accountants stating that payments made on such Defeasance Collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage Loan (or the defeased portion thereof in connection with a partial defeasance) in full on or before its Maturity Date
(or, in the case of an ARD Loan, on or before its Anticipated Repayment Date)
and to timely pay each subsequent Scheduled Payment, (v) (A) a Rating Agency
Confirmation is received if the Mortgage Loan (together with any other Mortgage
Loan with which it is cross-collateralized) has a Principal Balance greater than the lesser of $20,000,000 and 5% of the Aggregate Certificate Balance, unless such Rating Agency has waived in writing such Rating Agency Confirmation requirement (or such higher threshold, if any, as shall be published by the
Rating Agencies) or (B) if the Mortgage Loan is less than or equal to both of the amounts set forth in clause (A) and the successor Mortgagor with respect to the subject Mortgage Loan and its affiliates collectively have assumed Mortgage
Loans comprising an aggregate principal amount at least equal to the lesser of
$20,000,000 and 5% of the Aggregate Certificate Balance, either a Notice and
Certification in the form attached hereto as Exhibit Z (or such less restrictive forms, if any, as shall be adopted by the Rating Agencies) or a Rating Agency
Confirmation is received from S&P and (vi) a Rating Agency Confirmation is received if the Mortgage Loan is one of the ten largest Mortgage Loans, by
Principal Balance. Any customary and reasonable out-of-pocket expense incurred by the Master Servicer pursuant to this Section 8.3(h) shall be paid by the
Mortgagor of the Defeasance Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document, if so allowed by the terms of such documents.

     The parties hereto acknowledge that if the payments described in paragraph
39 of Exhibit 2 to the Mortgage Loan Purchase Agreements regarding the obligation of a Mortgagor to pay the reasonable costs and expenses associated with a defeasance of the related Mortgage Loan are insufficient to reimburse the
Trust, including, but not limited to, rating agency fees, then the sole obligation of the related Seller shall be to pay an amount equal to such insufficiency or expense to the extent the related Mortgagor is not required to pay such amount. Promptly upon receipt of notice of such insufficiency or unpaid expense, the Master Servicer shall request the related Seller to make such payment by deposit to the Certificate Account.

     In the case of a Specially Serviced Mortgage Loan, the Master Servicer
shall process any defeasance of such Specially Serviced Mortgage Loan in accordance with the original terms of the respective Mortgage Loan documents following a request by the Special Servicer that the Master Servicer do so, which request shall be accompanied by a waiver of any condition of defeasance that an "event of default" under such Specially Serviced Mortgage Loan not have occurred or be continuing, and the Master Servicer shall be entitled to any fees paid relating to such defeasance. If such "event of default" is on account of an uncured payment default, the Special Servicer will process the defeasance of such Specially Serviced Mortgage Loan, and the Special Servicer shall be entitled to any fees paid relating to such defeasance.

                                     -174-

     (i) The Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Mortgagor under a ground lease, confirm whether or not on or prior to the date that is thirty (30) days after the Closing Date, the
Seller has notified the related ground lessor of the transfer of such Mortgage
Loan to the Trust pursuant to this Agreement and informed such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer (as evidenced by delivery of a copy thereof to the Master Servicer). The Master Servicer shall promptly notify the ground lessor if the Seller has failed to do so by the thirtieth day after the Closing
Date.

     (j) Pursuant to the related Intercreditor Agreement, the owner of any B
Note has agreed that the Master Servicer and the Special Servicer are authorized and obligated to service and administer the B Note pursuant to this Agreement.
The Master Servicer shall be entitled, during any period when the A Note and B
Note under any A/B Mortgage Loan do not constitute Specially Serviced Mortgage
Loans, to exercise the rights and powers granted under the related Intercreditor
Agreement to the "Note A Holder" and/or the "Servicer" referred to therein. For the avoidance of doubt, the parties acknowledge that neither the Master Servicer nor the Special Servicer shall be entitled or required to exercise the rights and powers granted to any "Note B Holder" as defined under the related
Intercreditor Agreement.

     (k) Pursuant to the applicable Non-Serviced Mortgage Loan Intercreditor
Agreement, the owner of any Non-Serviced Mortgage Loan has agreed that such owner's rights in, to and under such Non-Serviced Mortgage Loan are subject to the servicing and all other rights of the applicable Non-Serviced Mortgage Loan
Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer, and the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable
Non-Serviced Mortgage Loan Special Servicer are authorized and obligated to service and administer such Non-Serviced Mortgage Loan pursuant to the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement. Notwithstanding
anything herein to the contrary, the parties hereto acknowledge and agree that the Master Servicer's obligations and responsibilities hereunder and the Master
Servicer's authority with respect to any Non-Serviced Mortgage Loan are limited by and subject to the terms of the related Non-Serviced Mortgage Loan
Intercreditor Agreement and the rights of the applicable Non-Serviced Mortgage
Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special
Servicer with respect thereto under the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement. The Master Servicer shall use reasonable best efforts consistent with the Servicing Standard to monitor the servicing of any
Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer pursuant to the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement and
shall enforce the rights of the Trustee (as holder of the Non-Serviced Mortgage
Loans) under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement and the related Non-Serviced Mortgage Loan Intercreditor Agreement.
The Master Servicer shall take such actions as it shall deem reasonably necessary to facilitate the servicing of any Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable
Non-Serviced Mortgage Loan Special Servicer including, but not limited to, delivering appropriate Requests for Release to the Trustee and Custodian (if
any) in order to deliver any portion of the related Mortgage File to the applicable Non-Serviced Mortgage Loan Master Servicer or applicable Non-Serviced
Mortgage Loan Special Servicer under the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement.

                                     -175-

     (l) Pursuant to each Loan Pair Intercreditor Agreement, the owner of the related Serviced Companion Mortgage Loan has agreed that the Master Servicer and the Special Servicer are authorized and obligated to service and administer the
Serviced Companion Mortgage Loan pursuant to this Agreement. The Master
Servicer, the Special Servicer, the Trustee and the Fiscal Agent are, to the
extent applicable, authorized and directed to execute and deliver to the owner or owners of the Serviced Companion Mortgage Loan a letter agreement dated as of the Closing Date setting forth provisions as to, among other things, the timing of remittances, advances and reports relating to the Serviced Companion Mortgage
Loan, and references herein to the related Loan Pair Intercreditor Agreement shall be construed to refer to such Loan Pair Intercreditor Agreement and such letter agreement taken together, as applicable. To the extent that the Master
Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent have duties and obligations under any such letter agreement, each successor master servicer, successor special servicer, successor trustee and/or successor fiscal agent, respectively, under this Agreement shall perform such duties and satisfy such obligations.

     SECTION 8.4 PRIMARY SERVICING AND SUB-SERVICING.

     (a) The parties hereto (A) acknowledge that the Master Servicer has delegated certain of its obligations and assigned certain of its rights under this Agreement to the Primary Servicer pursuant to the Primary Servicing
Agreement; and (B) agree: (1) in addition to those obligations specifically delegated by the Master Servicer to the Primary Servicer under the Primary
Servicing Agreement, the Primary Servicer shall also perform the Master
Servicer's obligations set forth in Section 2.1(d) of this Agreement as such
Section relates to the Mortgage Loans serviced by it; (2) in addition to those rights specifically granted by the Master Servicer to the Primary Servicer under the Primary Servicing Agreement, those rights set forth in Section 8.24 hereof accruing to the benefit of the Master Servicer shall also accrue to the benefit of the Primary Servicer; (3) any indemnification or release from liability set forth in this Agreement accruing to the benefit of the Master Servicer shall also, to the extent applicable, benefit the Primary Servicer; and (4) for each notice, certification, report, schedule, statement or other type of writing that a party hereto is obligated to deliver to the Master Servicer, such party shall deliver to the Primary Servicer a copy of such notice, certification, report, schedule, statement or other type of writing at the time and in the same manner that any of the foregoing is required to be delivered to the Master Servicer.
Notwithstanding the provisions of the Primary Servicing Agreement or any other provisions of this Agreement, the Master Servicer shall remain obligated and liable to the Trustee, the Paying Agent, the Special Servicer, the
Certificateholders, the holder of any Serviced Companion Mortgage Loan and the holder of any B Note for servicing and administering of the Mortgage Loans and any Serviced Companion Mortgage Loan in accordance with the provisions of this
Agreement to the same extent as if the Master Servicer was alone servicing and administering the Mortgage Loans and the Serviced Companion Mortgage Loans. The
Master Servicer or the Primary Servicer shall supervise, administer, monitor, enforce and oversee the servicing of the applicable Mortgage Loans by any
Sub-Servicer appointed by it. The terms of any arrangement or agreement between the Master Servicer or the Primary Servicer and a Sub-Servicer shall provide that such agreement or arrangement may be terminated, without cause and without the payment of any termination fees, by the Trustee in the event such Master
Servicer or the Primary Servicer is terminated in accordance with this Agreement or the Primary Servicing Agreement. In addition, none of the Trustee, the Paying
Agent, the Certificateholders, the holder of any Serviced Companion Mortgage
Loan or the holder of any B Note shall have any direct obligation or liability

                                     -176-

(including, without limitation, indemnification obligations) with respect to any
Sub-Servicer. The Master Servicer or the Primary Servicer shall pay the costs of enforcement against any of its Sub-Servicers at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. Notwithstanding the provisions of any primary servicing agreement or sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or the Primary Servicer or a Sub-Servicer, or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer or the Primary Servicer shall remain obligated and liable to the Trustee, the Paying Agent, the Special Servicer and the
Certificateholders for the servicing and administering of the applicable
Mortgage Loans and the Serviced Companion Mortgage Loans in accordance with (and subject to the limitations contained within) the provisions of this Agreement or the Primary Servicing Agreement without diminution of such obligation or liability by virtue of indemnification from a Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer or the
Primary Servicer alone were servicing and administering the Mortgage Loans.

     (b) Subject to the limitations of subsection (a), the Master Servicer and the Primary Servicer may appoint one or more sub-servicers (each, a
"Sub-Servicer") to perform all or any portion of its duties hereunder for the benefit of the Trustee and the Certificateholders, provided, however, that any decision or recommendation involving the exercise of the Primary Servicer's discretion as a "lender" under any loan document with respect to a Mortgage Loan shall be exercised only by the Primary Servicer and may not be delegated to a
Sub-Servicer.

     The Master Servicer shall enter into the Primary Servicing Agreement with the Primary Servicer and shall not terminate such agreements except in accordance with the terms thereof. To the extent consistent with the rights of the Primary Servicer under this Agreement and the Primary Servicing Agreement, but not in limitation of any other rights granted to the Primary Servicer in this Agreement and/or in the Primary Servicing Agreement, the Primary Servicer
shall have all of the rights and obligations of a Sub-Servicer set forth herein.

     Notwithstanding any other provision set forth in this Agreement to the contrary, (i) the Primary Servicer's rights and obligations under the Primary
Servicing Agreement shall expressly survive a termination of the Master
Servicer's servicing rights under this Agreement; provided that the Primary
Servicing Agreement has not been terminated in accordance with its provisions;
(ii) any successor Master Servicer, including, without limitation, the Trustee
(if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically assume and agree to the then current Primary Servicing
Agreement without further action upon becoming the successor Master Servicer and
(iii) this Agreement may not be modified in any manner which would increase the obligations or limit the rights of the Primary Servicer hereunder and/or under the Primary Servicing Agreement, without the prior written consent of the
Primary Servicer (which consent shall not be unreasonably withheld).

     If a task, right or obligation of Master Servicer is delegated to the
Primary Servicer under the Primary Servicing Agreement, and such task, right or obligation involves or requires the consent of the Special Servicer, then the
Special Servicer shall accept the performance of such task, right or obligation by the Primary Servicer in accordance with the

                                     -177-

terms of this Agreement (including without limitation any time periods for consent or deemed consent to be observed by the Special Servicer) as if Master
Servicer were performing it.

     Notwithstanding any provision of this Agreement, each of the parties hereto acknowledges and agrees that the Special Servicer is neither a party to the
Primary Servicing Agreement, nor is it bound by any provision of the Primary
Servicing Agreement. The Special Servicer hereby acknowledges the delegation of rights and duties hereunder by the Master Servicer pursuant to the provisions of the Primary Servicing Agreement.

     SECTION 8.5 SERVICERS MAY OWN CERTIFICATES. The Master Servicer and the
Primary Servicer and any agent of the Master Servicer or Primary Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not the Master Servicer or such agent. Any such interest of the Master Servicer or the Primary Servicer or such agent in the Certificates shall not be taken into account when evaluating whether actions of the Master Servicer are consistent with its obligations in accordance with the Servicing Standard regardless of whether such actions may have the effect of benefiting the Class or Classes of Certificates owned by the
Master Servicer.

     SECTION 8.6 MAINTENANCE OF HAZARD INSURANCE, OTHER INSURANCE, TAXES AND
OTHER. Subject to the limitations set forth below, the Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related
Mortgagor to maintain for each Mortgage Loan (other than any REO Mortgage Loan)
(A) a Standard Hazard Insurance Policy (that, if the terms of the related
Mortgage Loan documents and the related Mortgage so require or so permit the holder of the Mortgage Loan to require, contains no exclusion for damages due to any Act or Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of
2002) and which does not provide for reduction due to depreciation in an amount that is at least equal to the lesser of (i) the full replacement cost of improvements securing such Mortgage Loan or (ii) the outstanding Principal
Balance of such Mortgage Loan and any related B Note or Serviced Companion
Mortgage Loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause and (B) any other insurance coverage for a Mortgage Loan which the related Mortgagor is required to maintain under the related Mortgage, provided the Master Servicer shall not be required to maintain earthquake insurance on any Mortgaged Property unless such insurance was required at origination and is available at commercially reasonable rates;
provided, however, that the Special Servicer shall have the right, but not the duty, to obtain, at the Trust's expense, earthquake insurance on any Mortgaged
Property securing a Specially Serviced Mortgage Loan or an REO Property so long as such insurance is available at commercially reasonable rates. If the related
Mortgagor does not maintain the insurance set forth in clauses (A) and (B)
above, then the Master Servicer shall cause such insurance to be maintained with a Qualified Insurer. The Master Servicer shall be deemed to have satisfied its obligations with respect to clause (A) above if the Mortgagor maintains, or the
Master Servicer shall have otherwise caused to be obtained, a Standard Hazard
Insurance Policy that is in compliance with the related Mortgage Loan documents, and, if required by such Mortgage Loan documents or if such Mortgage Loan documents permit the holder of the Mortgage Loan to require, the Mortgagor pays, or the Master Servicer shall have otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

                                     -178-

     Each Standard Hazard Insurance Policy maintained with respect to any
Mortgaged Property that is not an REO Property shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. If the improvements on the Mortgaged Property are located in a designated special flood hazard area by the Federal Emergency Management Agency in the Federal Register,
as amended from time to time (to the extent permitted under the related Mortgage
Loan or as required by law), the Master Servicer (with respect to any Mortgaged
Property that is not an REO Property) shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of
(i) the unpaid principal balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which the improvements on the Mortgaged Property are located is participating in such program. Any amounts collected by the Master Servicer under any such policies
(other than amounts to be applied to the restoration or repair of the related
Mortgaged Property or property thus acquired or amounts released to the
Mortgagor in accordance with the terms of the applicable Mortgage Loan) shall be deposited in the Certificate Account.

     Any cost (such as insurance premiums and insurance broker fees but not internal costs and expenses of obtaining such insurance) incurred by the Master
Servicer in maintaining any insurance pursuant to this Section 8.6 shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Paying Agent for their benefit, be added to the Principal
Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage
Loan permit such cost to be added to the outstanding Principal Balance thereof.
Such costs shall be paid as a Servicing Advance by the Master Servicer, subject to Section 4.4 hereof.

     Notwithstanding the above, the Master Servicer shall have no obligation beyond using its reasonable efforts consistent with the Servicing Standard to enforce such insurance requirements. Furthermore, the Master Servicer shall not be required in any event to cause the Mortgagor to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (in each case, as determined by the Master
Servicer, which shall be entitled to rely, at its sole expense, on insurance consultants in making such determination, consistent with the Servicing
Standard) and consistent with the Servicing Standard; provided, that the Master
Servicer shall be obligated to cause the Mortgagor to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related Mortgage Loan documents and the related Mortgage so require unless the Master Servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related Mortgaged Property and located in or around the region in which such related Mortgaged Property is located; provided, that such determination must be made by the Master Servicer not less frequently
(but need not be made more frequently) than annually, but in any event, shall be made on the approximate date on (but not later than sixty (60) days thereafter)
which the Master Servicer receives notice of the renewal, replacement or cancellation of coverage (as evidenced by the related insurance policy or insurance certificate). Notwithstanding the limitation set forth in the preceding sentence, if the related Mortgage Loan documents and the related
Mortgage require the Mortgagor to maintain insurance against property damage resulting from terrorism or similar acts, the Master Servicer shall prior to availing itself of any limitation described in that sentence with respect to any
Mortgage Loan (or any component loan of an A/B Mortgage Loan) that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the Special Servicer and the

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Operating Adviser (subject to the penultimate paragraph of Section 9.39). The
Master Servicer shall be entitled to rely on the determination of the Special
Servicer made in connection with such approval or disapproval. The Special
Servicer shall decide whether to withhold or grant such approval in accordance with the Servicing Standard. If any such approval has not been expressly denied within seven (7) Business Days of receipt by the Special Servicer and Operating
Adviser from the Master Servicer of the Master Servicer's determination and analysis and all information reasonably requested by the Special Servicer and reasonably available to the Master Servicer in order to make an informed decision, such approval shall be deemed to have been granted. The Master
Servicer shall notify the holder of the related Serviced Companion Mortgage Loan of any determination that it makes pursuant to clauses (i) and (ii) above with respect to any Serviced Pari Passu Mortgage Loan.

     The Master Servicer shall conclusively be deemed to have satisfied its obligations as set forth in this Section 8.6 either (i) if the Master Servicer shall have obtained and maintained a master force placed or blanket insurance policy insuring against hazard losses on all of the applicable Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note serviced by it, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers consistent with the Servicing Standard, and provided that such policy is issued by a Qualified Insurer or (ii) if the Master Servicer,
provided that its long-term rating is not less than "A" by Fitch and "A-" by
S&P, self-insures for its obligations as set forth in the first paragraph of this Section 8.6. In the event that the Master Servicer shall cause any Mortgage
Loan to be covered by such a master force placed or blanket insurance policy, the incremental cost of such insurance allocable to such Mortgage Loan (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgage Loan is then covered thereby), if not borne by the related
Mortgagor, shall be paid by the Master Servicer as a Servicing Advance. If such policy contains a deductible clause, the Master Servicer shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 8.6 and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under such master force placed or blanket insurance policy because of such deductible clause to the extent that such deductible exceeds (i)
the deductible under the related Mortgage Loan or (ii) if there is no deductible limitation required under the Mortgage Loan, the deductible amount with respect to insurance policies generally available on properties similar to the related
Mortgaged Property which is consistent with the Servicing Standard, and deliver to the Trustee an Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the
Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note, the Master
Servicer agrees to present, on its behalf and on behalf of the Trustee and the holders of any Serviced Companion Mortgage Loan or any B Note, claims under any such master force placed or blanket insurance policy.

     With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Master Servicer (other than with respect to REO Mortgage Loans) shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) except in the case of
Mortgage Loans under which Escrow Amounts are not held by the Master Servicer, effect payment of all such bills, taxes and other assessments with respect to such Mortgaged Properties prior to the

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applicable penalty or termination date, in each case employing for such purpose
Escrow Amounts as allowed under the terms of the related Mortgage Loan. If a
Mortgagor fails to make any such payment on a timely basis or collections from the Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the Master Servicer in accordance with the
Servicing Standard shall use its reasonable efforts to pay as a Servicing
Advance the amount necessary to effect the payment of any such item prior to such penalty or termination date, subject to Section 4.4 hereof. No costs incurred by the Master Servicer, the Trustee or the Fiscal Agent as the case may be, in effecting the payment of taxes and assessments on the Mortgaged
Properties and related insurance premiums and ground rents shall, for the purpose of calculating distributions to Certificateholders, be added to the
Principal Balance of the Mortgage Loans, notwithstanding that the terms of such
Mortgage Loans permit such costs to be added to the outstanding Principal
Balances of such Mortgage Loans.

     SECTION 8.7 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS;
DUE-ON-ENCUMBRANCE CLAUSE.

     (a) In the event the Master Servicer receives a request from a Mortgagor
(or other obligor) pursuant to the provisions of any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note (other than a Specially Serviced Mortgage Loan or a Non-Serviced Mortgage Loan) that expressly permits, subject to any conditions set forth in the Mortgage Loan documents, the assignment of the related Mortgaged Property to, and assumption of such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note by, another Person, the Master Servicer shall obtain relevant information for purposes of evaluating such request. For the purpose of the foregoing sentence, the term `expressly permits' shall include outright permission to assign, permission to assign upon satisfaction of certain conditions or prohibition against assignment except upon the satisfaction of stated conditions. If the Master Servicer recommends to approve such assignment, the Master Servicer shall provide to the Special Servicer (and solely with respect to any A/B Mortgage Loan, the holder of the B Note) a copy of such recommendation and the materials upon which such recommendation is based (which information shall consist of the information to be included in the Assignment and Assumption Submission to Special Servicer, in the form attached hereto as
Exhibit U) and (A) the Special Servicer shall have the right hereunder to grant or withhold consent to any such request for such assignment and assumption in accordance with the terms of the Mortgage Loan, Serviced Companion Mortgage Loan or B Note and this Agreement, and the Special Servicer shall not unreasonably withhold such consent and any such decision of the Special Servicer shall be in accordance with the Servicing Standard, (B) failure of the Special Servicer to notify the Master Servicer in writing, within five (5) Business Days following the Master Servicer's delivery of the recommendation described above and the complete Assignment and Assumption Submission to Special Servicer on which the recommendation is based, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) the Master
Servicer shall not permit any such assignment or assumption unless (i) it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described in the preceding sentence and (ii) with respect to any A/B Mortgage Loan, the Master Servicer has obtained the approval of the holder of the related B Note, to the extent provided for in the related
Intercreditor Agreement, and in accordance with any procedures therefor set forth in Section 9.40. The Special Servicer hereby acknowledges the delegation of rights and duties hereunder by the Master Servicer pursuant to the provisions of the Primary Servicing Agreement. If the

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Special Servicer withholds consent pursuant to the provisions of this Agreement, it shall provide the Master Servicer or the Primary Servicer with a written statement and a verbal explanation as to its reasoning and analysis. Upon consent or deemed consent by the Special Servicer to such proposed assignment and assumption, the Master Servicer shall process such request of the related
Mortgagor (or other obligor) and shall be authorized to enter into an assignment and assumption or substitution agreement with the Person to whom the related
Mortgaged Property has been or is proposed to be conveyed, and/or release the original Mortgagor from liability under the related Mortgage Loan, Serviced
Companion Mortgage Loan or B Note and substitute as obligor thereunder the
Person to whom the related Mortgaged Property has been or is proposed to be conveyed; provided, however, that the Master Servicer shall not enter into any such agreement to the extent that any terms thereof would result in an Adverse
REMIC Event or create any lien on a Mortgaged Property that is senior to, or on parity with, the lien of the related Mortgage. To the extent permitted by applicable law, the Master Servicer shall not enter into such an assumption or substitution agreement unless the credit status of the prospective new Mortgagor
(or other obligor) is in conformity to the terms of the related Mortgage Loan and, if applicable, B Note or Serviced Companion Mortgage Loan documents. In making its recommendation, the Master Servicer shall evaluate such conformity in accordance with the Servicing Standard. The Master Servicer shall notify the
Trustee, the Paying Agent and the Special Servicer of any assignment and assumption or substitution agreement executed pursuant to this Section 8.7(a).
The Master Servicer shall be entitled to (as additional servicing compensation)
50% of any assumption fee collected from a Mortgagor in connection with an assignment and assumption or substitution of a non-Specially Serviced Mortgage
Loan executed pursuant to this Section 8.7(a) and the Special Servicer shall be entitled to (as additional special servicing compensation) the other 50% of such fee.

     Notwithstanding the foregoing, the Special Servicer acknowledges that the
Master Servicer has delegated certain tasks, rights and obligations to the
Primary Servicer with respect to Post Closing Requests (as defined in the
Primary Servicing Agreement) pursuant to Section 8.4 of this Agreement. The
Primary Servicing Agreement classifies certain Post Closing Requests as Category
1 Requests and grants the Primary Servicer certain authority to evaluate and process such requests in accordance with this Agreement, the Primary Servicing
Agreement and applicable Mortgage Loan documents.

     With respect to a Category 1 Request that involves a condition, term or provision that requires, or specifies a standard of, consent or approval of the applicable Mortgagee under the Mortgage Loan documents, the Primary Servicing
Agreement provides for the determination of materiality of such condition, term or provision requiring approval or consent by the Master Servicer or the Primary
Servicer and the referral of such condition, term or provision to a Special
Servicer for consent in accordance with the terms of the Primary Servicing
Agreement upon a determination of materiality. The Special Servicer acknowledges such provisions. Nothing in this Agreement, however, shall grant the Primary
Servicer greater authority, discretion or delegated rights over Post Closing
Requests than are set forth in the Primary Servicing Agreement.

     Neither the Master Servicer nor the Special Servicer shall have any liability, and each of them shall be indemnified by the Trust for any liability to the Mortgagor or the proposed assignee, for any delay in responding to requests for assumption, if the same shall occur as a

                                     -182-

result of the failure of the Rating Agencies, or any of them, to respond to such request in a reasonable period of time.

     (b) Other than with respect to the assignment and assumptions referred to in subsection (a) above, if any Mortgage Loan that is not a Specially Serviced
Mortgage Loan or a Non-Serviced Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms (i) provides that such Mortgage
Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or ownership interest in the related Mortgagor, or (ii) provides that such Mortgage
Loan may not be assumed, or ownership interests in the related Mortgagor may not be transferred, without the consent of the related mortgagee in connection with any such sale or other transfer, then, the Master Servicer shall review and make a determination to either (i) enforce such due-on-sale clause or (ii) if in the best economic interest of the Trust, waive the effect of such provision, such waiver to be processed in the same manner as in Section 8.7(a) (including the
Special Servicer consent provisions); provided, however, that if the Principal
Balance of such Mortgage Loan (together with any other Mortgage Loan with which it is cross-collateralized) at such time equals or exceeds 5% of the Aggregate
Certificate Balance or exceeds $35,000,000 or is one of the then current top 10 loans (by Principal Balance) in the pool, then prior to waiving the effect of such provision, the Master Servicer shall obtain Rating Agency Confirmation
(including with respect to any securities which are rated by a Rating Agency evidencing direct beneficial interests in the A Notes and any B Note) regarding such waiver. In connection with the request for such Rating Agency Confirmation, the Master Servicer shall prepare and deliver to Fitch and S&P a memorandum outlining its analysis and recommendation in accordance with the Servicing
Standard, together with copies of all relevant documentation. The Master
Servicer shall promptly forward copies of the assignment and assumption documents relating to any Mortgage Loan to the Special Servicer, the Paying
Agent and the Trustee, and the Master Servicer shall promptly thereafter forward such documents to the Rating Agencies. The Special Servicer and the Master
Servicer shall each be entitled to (as additional compensation) 50% of any fee collected from a Mortgagor in connection with granting or withholding such consent (other than any such fee payable in connection with any Non-Serviced
Mortgage Loan).

     The parties hereto acknowledge that, if the payments described in paragraph
39 of Exhibit 2 to the Mortgage Loan Purchase Agreements regarding the obligation of a Mortgagor to pay the reasonable costs and expenses of obtaining any Rating Agency Confirmation in connection with an assumption of the related
Mortgage Loan are insufficient to reimburse the Trust, then it shall be the sole obligation of the related Seller to pay an amount equal to such insufficiency to the extent the related Mortgagor is not required to pay them. Promptly upon receipt of notice of such insufficiency, the Master Servicer or the Special
Servicer, as applicable, shall request the related Seller to make such payment by deposit to the Certificate Account. The Master Servicer may not waive such payment by the Mortgagor and shall use its reasonable efforts to collect such amounts from the Mortgagor to the extent the related mortgage loan documents require the related Mortgagor to pay such amounts.

     (c) The Master Servicer shall have the right to consent to any transfers of an interest of a Mortgagor, to the extent such transfer is to a party or entity specifically named or described under the terms of the related Mortgage Loan, including any consent to transfer to any subsidiary or affiliate of Mortgagor or to a person acquiring less than a majority interest in the Mortgagor; provided, however, that if (i) the Principal Balance of such Mortgage Loan (together

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with any other Mortgage Loan with which it is cross-collateralized) at such time equals or exceeds 5% of the Aggregate Certificate Balance or exceeds $35,000,000 or is one of the then current top 10 loans (by Principal Balance) in the pool, and (ii) the transfer is of an interest in the Mortgagor greater than 49%, then prior to consenting, the Master Servicer shall obtain a Rating Agency
Confirmation regarding such consent, the costs of which to be payable by the related Mortgagor to the extent provided for in the Mortgage Loan documents. The
Master Servicer shall be entitled to collect and receive from Mortgagors any customary fees in connection with such transfers of interest as additional servicing compensation.

     (d) The Trustee for the benefit of the Certificateholders, the holder of any Serviced Companion Mortgage Loan and the holder of any B Note shall execute any necessary instruments in the form presented to it by the Master Servicer
(pursuant to subsection (b)) for such assignments and assumptions agreements.
Upon the closing of the transactions contemplated by such documents, the Master
Servicer or the Special Servicer, as the case may be, shall cause the originals of the assignment and assumption agreement, the release (if any), or the modification or supplement to the Mortgage Loan to be delivered to the Trustee except to the extent such documents have been submitted to the recording office, in which event the Master Servicer shall promptly deliver copies of such documents to the Trustee and the Special Servicer.

     (e) If any Mortgage Loan (other than a Specially Serviced Mortgage Loan or a Non-Serviced Mortgage Loan) which contains a provision in the nature of a
"due-on-encumbrance" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor; or

          (ii) requires the consent of the Mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor,

then, as long as such Mortgage Loan is included in the Trust, the Master
Servicer, on behalf of the Trustee as the Mortgagee of record, shall exercise
(or, subject to Section 8.18, waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or
(y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard, the following paragraph and Section 8.18 hereof. The Master Servicer shall not waive the effect of such provision without first obtaining Rating Agency Confirmation
(including with respect to any securities which are rated by a Rating Agency evidencing direct beneficial interests in the A Notes and any B Note) regarding such waiver and complying with the provisions of the next succeeding paragraph;
provided, however, that such Rating Agency Confirmation shall only be required if the applicable Mortgage Loan (x) represents 2% or more of the Principal
Balance of all of the Mortgage Loans held by the Trust, has a Principal Balance of more than $20,000,000 or is one of the 10 largest Mortgage Loans based on
Principal Balance or (y) has a Loan-to-Value Ratio (which includes the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is greater than or equal to 85% or a Debt Service
Coverage Ratio (which includes debt service on the indebtedness to be secured by such additional lien or other encumbrance and any

                                     -184-

other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is less than 1.2x.

     Without limiting the generality of the preceding paragraph, in the event that the Master Servicer receives a request for a waiver of any
"due-on-encumbrance" clause, the Master Servicer shall obtain relevant information for purposes of evaluating such request for a waiver. If the Master
Servicer recommends to waive such clause, the Master Servicer shall provide to the Special Servicer a copy of such recommendation and the materials upon which such recommendation is based (which information shall consist of the information to be included in the Additional Lien, Monetary Encumbrance and Mezzanine
Financing Submission Package to the Special Servicer, in the form attached hereto as Exhibit V) and (A) the Special Servicer shall have the right hereunder to grant or withhold consent to any such request in accordance with the terms of the Mortgage Loan and this Agreement, and the Special Servicer shall not unreasonably withhold such consent and any such decision of the Special Servicer shall be in accordance with the Servicing Standard, (B) failure of the Special
Servicer to notify the Master Servicer in writing, within five (5) Business Days following the Master Servicer's delivery of the recommendation described above and the complete Additional Lien, Monetary Encumbrance and Mezzanine Financing
Submission Package to the Special Servicer on which the recommendation is based, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) the Master Servicer shall not permit any such waiver unless it has received the written consent of the Special
Servicer or such consent has been deemed to have been granted as described in the preceding sentence. If the Special Servicer withholds consent pursuant to the foregoing provisions, it shall provide the Master Servicer with a written statement and a verbal explanation as to its reasoning and analysis. Upon consent or deemed consent by the Special Servicer to such proposed waiver, the
Master Servicer shall process such request of the related Mortgagor subject to the other requirements set forth above.

     (f) Notwithstanding anything to the contrary contained in this Section 8.7 that requires the consent of the Master Servicer or the Special Servicer, as applicable, any such consent with respect to the Oak Tree Village Apartments A/B
Mortgage Loan shall be obtained in accordance with the related Intercreditor
Agreement and within the time periods specified therein.

     SECTION 8.8 TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE FILES. Upon
the payment in full of any Mortgage Loan, the complete defeasance of a Mortgage
Loan, satisfaction or discharge in full of any Specially Serviced Mortgage Loan, the purchase of an A Note by the holder of a B Note pursuant to the related
Intercreditor Agreement, or the receipt by the Master Servicer of a notification that payment in full (or such payment, if any, in connection with the satisfaction and discharge in full of any Specially Serviced Mortgage Loan) will be escrowed in a manner customary for such purposes, and upon notification by the Master Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the
Certificate Account have been or will be so deposited) of a Servicing Officer and a request for release of the Trustee Mortgage File in the form of Exhibit C hereto the Trustee shall promptly release the related Trustee Mortgage File to the Master Servicer and the Trustee shall execute and deliver to the Master
Servicer the deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, as directed by the Master Servicer together with the Mortgage Note with written evidence of cancellation

                                     -185-

thereon and, if the related Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect the release of such Mortgage on the records of MERS. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Master Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders, the holder of any Serviced Companion Mortgage Loan, the holder of any B Note or any of them, any and all instruments of satisfaction, cancellation or assignment without recourse, representation or warranty, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, any Serviced Companion Mortgage Loan or any B
Note, and with respect to the Mortgaged Properties held for the benefit of the
Certificateholders, the holder of any Serviced Companion Mortgage Loan and the holder of any B Note. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Distribution
Account but shall be paid by the Master Servicer except to the extent that such expenses are paid by the related Mortgagor in a manner consistent with the terms of the related Mortgage and applicable law. From time to time and as shall be appropriate for the servicing of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any Servicer Fidelity Bond or
Errors and Omissions Policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Master Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit C hereto, release the
Trustee Mortgage File to the Master Servicer or the Special Servicer, as the
case may be.

     SECTION 8.9 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER
TO BE HELD FOR THE TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS.

     Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee, to the extent required by this Agreement, all documents and instruments coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee and the Paying Agent for any funds received or otherwise collected thereby, including Liquidation Proceeds or
Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans (or any B Note or Serviced Companion Mortgage
Loan), whether from the collection of principal and interest payments or from
Liquidation Proceeds or Insurance Proceeds, including any funds on deposit in the Certificate Account (or any A/B Loan Custodial Account or any Serviced
Companion Mortgage Loan Custodial Account), shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders (or the holder of any B Note or Serviced Companion Mortgage Loan, as applicable) and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer agrees that it shall not create, incur or subject any Servicer Mortgage Files or Trustee Mortgage File or
any funds that are deposited in the Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee or the Paying Agent, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage Files or Trustee Mortgage
File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the

                                     -186-

Master Servicer shall be entitled to receive from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     SECTION 8.10 SERVICING COMPENSATION.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, which shall be payable by the Trust from amounts held in the Certificate Account (and from the related A/B Loan
Custodial Account to the extent related solely to a B Note and from the related
Serviced Companion Mortgage Loan Custodial Account to the extent related solely to a Serviced Companion Mortgage Loan) or otherwise collected from the Mortgage
Loans as provided in Section 5.2. The Master Servicer shall be required to pay to the Primary Servicer its Primary Servicing Fees, which shall be payable by the Trust from amounts as provided in Section 5.1(c), unless retained by the
Primary Servicer from amounts transferred to the Master Servicer in accordance with the terms of the Primary Servicing Agreement. The Master Servicer shall be required to pay to the holders of the rights to the Excess Servicing Fees, the
Excess Servicing Fees, which shall be payable by the Trust as provided in
Section 5.1(c), unless otherwise retained by the holders of such rights.
Notwithstanding anything herein to the contrary, if any of the holders of the right to receive Excess Servicing Fees resigns or is no longer Master Servicer or Primary Servicer, as applicable, for any reason, it will continue to have the right to receive its portion of the Excess Servicing Fee, and any of the holders of the right to receive Excess Servicing Fees shall have the right to assign its portion of the Excess Servicing Fee, whether or not it is then acting as Master
Servicer or Primary Servicer hereunder. The Master Servicer shall also be entitled to the Primary Servicing Fee, which shall be payable by the Trust from amounts held in the Certificate Account (or a sub-account thereof) or otherwise collected from the Mortgage Loans as provided in Section 5.2, provided that the
Primary Servicing Fee payable to the Master Servicer shall only be collected from the Mortgage Loans set forth on Schedule III, except as provided in Section
8.28(b).

     (b) Additional servicing compensation in the form of assumption fees, extension fees, servicing fees, default interest (excluding default interest allocable to any B Note if the holder of the B Note has cured the related default pursuant to the terms of the related Intercreditor Agreement) payable at a rate above the Mortgage Rate (net of any amount used to pay Advance Interest),
Modification Fees, forbearance fees, Late Fees (net of Advance Interest)
(excluding Late Fees allocable to any B Note if the holder of the B Note has cured the related default pursuant to the terms of the related Intercreditor
Agreement) or other usual and customary charges and fees actually received from
Mortgagors shall be retained by the Master Servicer, provided that the Master
Servicer shall be entitled to (i) receive 50% of assumption fees collected on
Mortgage Loans as provided in Section 8.7(a), (ii) Modification Fees as provided in Section 8.18 hereof, and (iii) 100% of any extension fees collected from the related Mortgagor in connection with the extension of the Maturity Date of any
Mortgage Loan as provided in Section 8.18; provided, however, that the Master
Servicer shall not be entitled to any such fees in connection with any Specially
Serviced Mortgage Loans or any Non-Serviced Mortgage Loan. If the Master
Servicer collects any amount payable to the Special Servicer hereunder in connection with an REO Mortgage Loan or Specially Serviced Mortgage Loan, the
Master Servicer shall promptly remit such amount to the Special Servicer as provided in Section 5.2. The Master Servicer shall be required to pay all applicable expenses incurred by it in connection with its servicing activities hereunder.

                                     -187-

     (c) The Master Servicer shall also be entitled to additional servicing compensation of (i) an amount equal to the excess, if any, of the aggregate
Prepayment Interest Excess relating to Mortgage Loans which are not Specially
Serviced Mortgage Loans for each Distribution Date over the aggregate Prepayment
Interest Shortfalls for such Mortgage Loans for such Distribution Date, (ii)
interest or other income earned on deposits in the Certificate Account and the
Distribution Account (but only to the extent of the net investment earnings, if any, with respect to each such account), and, (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Escrow Accounts.

     SECTION 8.11 MASTER SERVICER REPORTS; ACCOUNT STATEMENTS.

     (a) For each Distribution Date, (i) the Master Servicer shall deliver to the Paying Agent, (or with respect to a Serviced Companion Mortgage Loan, to the holder thereof or its servicer), no later than 1:00 p.m., New York City time, on the related Report Date, the Master Servicer Remittance Report with respect to such Distribution Date including any information regarding prepayments made pursuant to Section 5.2(b) and (ii) the Master Servicer shall report to the
Paying Agent on the related Advance Report Date, the amount of the P&I Advance, if any, to be made by the Master Servicer on the related Master Servicer
Remittance Date. The Special Servicer is required to provide all applicable information relating to Specially Serviced Mortgage Loans in order for the
Master Servicer to satisfy its duties in this Section 8.11. The Master Servicer
Remittance Report shall be updated no later than 2:00 p.m. on the second
Business Day prior to the Distribution Date to reflect any payment on a Mortgage
Loan, a Serviced Companion Mortgage Loan or a B Note for which the Scheduled
Payment is paid on a Due Date (or within its grace period) that occurs after the end of the related Collection Period and the Master Servicer shall notify the
Paying Agent on the Report Date that such an updated Master Servicer Remittance
Report is to be provided.

     (b) The Master Servicer shall deliver to the Trustee, the Paying Agent and the Special Servicer within 30 days following each Distribution Date a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Certificate Account, and shall deliver to each holder of a B Note and Serviced Companion Mortgage Loan within
30 days following each Distribution Date a statement setting forth the status of the related A/B Loan Custodial Account and Serviced Companion Mortgage Loan
Custodial Account, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of transfers in and transfers from or deposits in or withdrawals from such A/B Loan Custodial
Account or Serviced Companion Mortgage Loan Custodial Account, as applicable.

     (c) The Master Servicer shall promptly inform the Special Servicer of the name, account number, location and other necessary information concerning the
Certificate Account in order to permit the Special Servicer to make deposits therein.

     (d) Reserved

     (e) The Master Servicer shall deliver a copy of any reports or information delivered to the Trustee or the Paying Agent pursuant to subsection (a) or subsection (b) of this Section 8.11 to the Depositor, the Special Servicer, the
Operating Adviser and each Rating

                                     -188-

Agency, in each case upon request by such Person and only to the extent such reports and information are not otherwise required to be delivered to such
Person under any provision of this Agreement.

     (f) Notwithstanding any provision of this Agreement to the contrary, the
Master Servicer shall not have any obligation (other than to the Special
Servicer and, to the extent provided in the last sentence of Section 8.14, the
Operating Adviser) to deliver any statement, notice or report that is then made available on the Master Servicer's or the Paying Agent's internet website, provided that it has notified all parties entitled to delivery of such reports, by electronic mail or other notice provided in this Agreement, to the effect that such statements, notices or reports shall thereafter be made available on such website from time to time.

     (g) The Master Servicer shall deliver or cause to be delivered to the
Paying Agent, and the holder of any Serviced Companion Mortgage Loan (in respect of such Serviced Companion Mortgage Loan) the following CMSA Reports with respect to the Mortgage Loans (and, if applicable, the related REO Properties and, to the extent received from the applicable Non-Serviced Mortgage Loan
Master Servicer, any Non-Serviced Mortgage Loan) providing the required information as of the related Determination Date upon the following schedule:
(i) a Comparative Financial Status Report and the CMSA Financial File (it being understood that the Primary Servicer is required to deliver the CMSA Financial
File only quarterly) not later than each Report Date, commencing in September
2005; (ii) a CMSA Operating Statement Analysis Report and an NOI Adjustment
Worksheet in accordance with Section 8.14 of this Agreement; (iii) a CMSA Watch
List in accordance with and subject to the terms of Section 8.11(h) on each
Report Date, commencing in September 2005; (iv) a Loan Set-Up File (with respect to the initial Distribution Date only) not later than the Report Date in
September 2005; (v) a Loan Periodic Update File not later than each Report Date commencing in August 2005 (which Loan Periodic Update File shall be accompanied by a CMSA Advance Recovery Report); (vi) a Property File not later than each
Report Date, commencing in August 2005; (vii) a Delinquent Loan Status Report on
each Report Date, commencing in September 2005; (viii) an Historical Loan
Modification Report not later than each Report Date, commencing in September
2005, (ix) an Historical Liquidation Report not later than each Report Date, commencing in September 2005; and (x) an REO Status Report on each Report Date, commencing in September 2005. The information that pertains to Specially
Serviced Mortgage Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the Master
Servicer in writing and on a computer readable medium reasonably acceptable to the Master Servicer and the Special Servicer one (1) Business Day after the
Determination Date prior to the related Master Servicer Remittance Date in the form required under Section 9.32. The Master Servicer's responsibilities under this Section 8.11(g) with respect to REO Mortgage Loans and Specially Serviced
Mortgage Loans shall be subject to the satisfaction of the Special Servicer's obligations under Section 9.32. The reporting obligations of the Master Servicer in connection with any A/B Mortgage Loan shall be construed to refer only to such information regarding the A/B Mortgage Loan (and its related Mortgaged
Property) and by reference to the related A Note only, but whenever the Master
Servicer remits funds to the holder of the related B Note, it shall thereupon deliver to such holder a remittance report identifying the amounts in such remittance.

                                     -189-

     (h) For each Distribution Date, the Master Servicer shall deliver to the
Paying Agent (and solely with respect to any A/B Mortgage Loan, the holder of the related B Note and solely with respect to any Loan Pair, the holder of the related Serviced Companion Mortgage Loan), not later than the related Report
Date, a CMSA Watch List. The Master Servicer shall list any Mortgage Loan on the
CMSA Watch List as to which any of the events specified in the CMSA Watch List published by the CMSA for industry use has occurred.

     (i) If the Master Servicer delivers a notice of drawing to effect a drawing on any letter of credit or debt service reserve account under which the Trust has rights as the holder of any Mortgage Loan for purposes other than payment or reimbursement of amounts contemplated in and by a reserve or escrow agreement
(other than after a default under an applicable Mortgage Loan or B Note), the
Master Servicer shall, within five (5) Business Days following its receipt of the proceeds of such drawing, deliver notice thereof to the Special Servicer, the Operating Adviser and the Paying Agent, which notice shall set forth (i) the unpaid Principal Balance of such Mortgage Loan or B Note immediately before and immediately after the drawing, and (ii) a brief description of the circumstances that in the Master Servicer's good faith and reasonable judgment entitled the
Master Servicer to make such drawing.

     (j) The Master Servicer, the Special Servicer, the Trustee and the Paying
Agent, as applicable, but not the Primary Servicer, shall prepare and deliver
(or make available on their respective websites) to the Operating Adviser the reports and information described in Exhibit BB (to the extent not otherwise delivered pursuant to this Agreement) in the form and format and within the time frame set forth therein.

     (k) If the Operating Adviser and the Special Servicer are Affiliates of one
another, a report delivered to one of them by the Master Servicer need not also be delivered to the other of them.

     SECTION 8.12 ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Depositor, the Paying Agent, the Luxembourg Paying Agent and the
Trustee on or before March 15 of each year (or March 14 if a leap year), commencing in March 2006, an Officer's Certificate stating, as to the signer thereof, that (A) a review of the activities of the Master Servicer during the preceding calendar year or portion thereof and of the performance of the Master
Servicer under this Agreement has been made under such officer's supervision and
(B) to the best of such officer's knowledge, based on such review, the Master
Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer shall forward a copy of each such statement to the Rating Agencies and the Operating Adviser.
Promptly after receipt of such Officer's Certificate, the Depositor shall review the Officer's Certificate and, if applicable, consult with the Master Servicer as to the nature of any defaults by the Master Servicer in the fulfillment of any of the Master Servicer's obligations hereunder.

     SECTION 8.13 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or
before noon (Eastern Time) on March 15 of each year (or March 14 if a leap year), commencing in March 2006, the Master Servicer at its expense shall cause a firm of nationally recognized independent public accountants (which may also render other services to the Master Servicer) and that is a member of the
American Institute of Certified Public Accountants to

                                     -190-

furnish a statement to the Trustee, the Paying Agent, the Luxembourg Paying
Agent and the Depositor, with a copy to the Rating Agencies, to the effect that
(i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer, which includes an assertion that the
Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage
Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American
Institute of Certified Public Accountants, such representation is fairly stated
in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by the Primary Servicer or Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to the Primary Servicer or Sub-Servicers.
Promptly after receipt of such report, the Depositor shall review the report and, if applicable, consult with the Master Servicer as to the nature of any defaults by the Master Servicer in the fulfillment of any of the Master
Servicer's obligations hereunder.

     SECTION 8.14 CMSA OPERATING STATEMENT ANALYSIS REPORTS REGARDING THE
MORTGAGED PROPERTIES. Within 105 calendar days after the end of each of the first three calendar quarters (in each year), commencing in the quarter ending on September 30, 2005, in each case for the trailing or quarterly information received, the Master Servicer (in the case of Mortgage Loans that are not
Specially Serviced Mortgage Loans) or the Special Servicer (in the case of
Specially Serviced Mortgage Loans) shall deliver to the Paying Agent and the
Operating Adviser a CMSA Operating Statement Analysis Report and a CMSA
Financial File for each Mortgaged Property (in electronic format), prepared using the non-normalized quarterly and normalized year-end operating statements and rent rolls received from the related Mortgagor. Not later than the Report
Date occurring in October 2005 for year-end 2004 (but only to the extent that the Master Servicer has received the applicable operating statements and rent rolls on or prior to the Closing Date), and the Report Date occurring in June of each subsequent year beginning in 2006 for year-end 2005, the Master Servicer
(in the case of Mortgage Loans that are not Specially Serviced Mortgage Loans)
or the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall deliver to the Paying Agent and the Operating Adviser a CMSA Operating Statement
Analysis Report, a CMSA Financial File and an NOI Adjustment Worksheet for each
Mortgage Loan (in electronic format), based on the most recently available year-end financial statements and most recently available rent rolls of each applicable Mortgagor (to the extent provided to the Master Servicer by or on behalf of each Mortgagor, or, in the case of Specially Serviced Mortgage Loans, as provided to the Special Servicer, which Special Servicer shall forward to the
Master Servicer on or before May 31 of each such year), containing such information and analyses for each Mortgage Loan provided for in the respective forms of CMSA Operating Statement Analysis Report, CMSA Financial File and an
NOI Adjustment Worksheet as would customarily be included in accordance with the
Servicing Standard including, without limitation, Debt Service Coverage Ratios and income, subject, in the case of any Non-Serviced Mortgage Loan, to the receipt of such report from the applicable Non-Serviced Mortgage Loan Master
Servicer or the applicable Non-Serviced Mortgage Loan Special

                                     -191-

Servicer. The Master Servicer shall make reasonable efforts, consistent with the
Servicing Standard, to obtain such reports from the applicable Non-Serviced
Mortgage Loan Master Servicer or the applicable Non-Serviced Mortgage Loan
Special Servicer. In addition, the Master Servicer shall deliver to the
Operating Adviser, and upon request the Master Servicer shall make available to the Rating Agencies, the Special Servicer, the Paying Agent, the Trustee and the
holder of any Serviced Companion Mortgage Loan, within 30 days following receipt thereof by the Master Servicer, copies of any annual, monthly or quarterly financial statements and rent rolls collected with respect to the Mortgaged
Properties. As and to the extent reasonably requested by the Special Servicer, the Master Servicer shall make inquiry of any Mortgagor with respect to such information or as regards the performance of the related Mortgaged Property in general. The Paying Agent shall provide or make available electronically at no cost to the Certificateholders or Certificate Owners, the Rating Agencies, the
Operating Adviser, the Depositor, the Placement Agents, the Underwriters, and
solely as it relates to any A/B Mortgage Loan, to the holder of the related B
Note and solely as it relates to any Loan Pair, to the holder of the related
Serviced Companion Mortgage Loan, the CMSA Operating Statement Analysis Reports,
CMSA Financial Files and NOI Adjustment Worksheets described above pursuant to
Section 5.4(a). The Master Servicer (but not the Primary Servicer under the
Primary Servicing Agreement) shall electronically deliver the CMSA Operating
Statement Analysis Report, the operating statements, rent rolls, property inspections and NOI Adjustment Worksheet for each Mortgage Loan to the Operating
Adviser using the ARCap Naming Convention.

     SECTION 8.15 OTHER AVAILABLE INFORMATION AND CERTAIN RIGHTS OF THE MASTER
SERVICER.

     (a) Subject to paragraphs (b), (c) and (d) below, the Paying Agent shall make available at its Corporate Trust Office, during normal business hours, upon reasonable advance written notice for review by any Certificateholder, any
Certificate Owner, any Seller, the Primary Servicer, any Placement Agent, any
Underwriter, each Rating Agency, the Paying Agent or the Depositor (and the
holder of a B Note, if it relates to a B Note and the holder of a Serviced
Companion Mortgage Loan, if it relates to a Serviced Companion Mortgage Loan), originals or copies of, among other things, the following items: (i) this
Agreement and any amendments thereto, (ii) all final and released CMSA Operating
Statement Analysis Reports and the Master Servicer Remittance Reports, (iii) all
Officer's Certificates (including Officer's Certificates evidencing any determination of Nonrecoverable Advances) delivered to the Trustee and the
Paying Agent since the Closing Date, (iv) all accountants' reports delivered to the Trustee and the Paying Agent since the Closing Date, (v) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer and/or the Special Servicer and (vi) any and all
Officers' Certificates (and attachments thereto) delivered to the Trustee and the Paying Agent to support the Master Servicer's determination that any Advance was not or, if made, would not be, recoverable. The Trustee and the Paying Agent will be permitted to require payment of a sum to be paid by the requesting party
(other than the Rating Agencies, the Trustee, the Paying Agent, any Placement
Agent or any Underwriter) sufficient to cover the reasonable costs and expenses of making such information available.

     (b) Subject to the restrictions described below, the Master Servicer shall afford the Rating Agencies, the Depositor, the Trustee, the Paying Agent, the
Special Servicer, the Primary Servicer, the Sellers, the Placement Agents, the
Underwriters, the Operating

                                     -192-

Adviser, any Certificateholder, any holder of a Serviced Companion Mortgage
Loan, any holder of a B Note or any Certificate Owner, upon reasonable notice and during normal business hours, reasonable access to all information referred to in Section 8.15(a) and any additional relevant,
non-attorney-client-privileged records and documentation regarding the applicable Mortgage Loans, REO Property and all accounts, insurance policies and other relevant matters relating to this Agreement (which access may occur by means of the availability of information on the Master Servicer's or the Paying
Agent's internet website), and access to Servicing Officers of the Master
Servicer responsible for its obligations hereunder. Copies of information or access will be provided to Certificateholders and each Certificate Owner providing satisfactory evidence of ownership of Certificates or beneficial ownership of a Certificate, as the case may be, which may include a certification. Copies (or computer diskettes or other digital or electronic copies of such information if reasonably available in lieu of paper copies) of any and all of the foregoing items shall be made available by the Master
Servicer upon request; provided, however, that the Master Servicer shall be permitted to require payment by the requesting party (other than the Depositor, the Trustee, the Paying Agent, the Special Servicer, the Operating Adviser, any
Placement Agent, any Underwriter, or any Rating Agency) of a sum sufficient to cover the reasonable expenses actually incurred by the Master Servicer of providing access or copies (including electronic or digital copies) of any such information requested in accordance with the preceding sentence.

     (c) Nothing herein shall be deemed to require the Master Servicer to confirm, represent or warrant the accuracy of (or to be liable or responsible for) any other Person's information or report. Notwithstanding the above, the
Master Servicer shall not have any liability to the Depositor, the Trustee, the
Fiscal Agent, the Paying Agent, the Special Servicer, any Non-Serviced Mortgage
Loan Master Servicer, any Non-Serviced Mortgage Loan Special Servicer, any
Certificateholder, any Certificate Owner, any holder of a Serviced Companion
Mortgage Loan, any holder of a B Note, any Placement Agent, any Underwriter, any
Rating Agency or any other Person to whom it delivers information pursuant to this Section 8.15 or any other provision of this Agreement for federal, state or other applicable securities law violations relating to the disclosure of such information. In the event any Person brings any claims relating to or arising from the foregoing against the Master Servicer (or any employee, attorney, officer, director or agent thereof), the Trust (from amounts held in any account
(including (x) with respect to any such claims relating to a Serviced Companion
Mortgage Loan, from amounts held in the related Serviced Companion Mortgage Loan
Custodial Account and (y) with respect to any such claims relating to a B Note, from amounts held in the related A/B Loan Custodial Account) or otherwise) shall hold harmless and indemnify the Master Servicer from any loss or expense
(including attorney fees) relating to or arising from such claims.

     (d) The Master Servicer shall produce the reports required of it under this
Agreement; provided, however, that the Master Servicer shall not be required to produce any ad hoc non-standard written reports with respect to such Mortgage
Loans. In the event the Master Servicer elects to provide such non-standard reports, it may require the Person requesting such report (other than a Rating
Agency) to pay a reasonable fee to cover the costs of the preparation thereof.
Notwithstanding anything to the contrary herein, as a condition to the Master
Servicer making any report or information available upon request to any Person other than the parties hereto, the Master Servicer may require that the recipient of such information acknowledge that the Master Servicer may contemporaneously provide such information to the Depositor, the Trustee, the
Fiscal Agent, the Paying Agent, the Special Servicer, the Primary Servicer, the

                                     -193-

Sellers, any Placement Agent, any Underwriter, any Rating Agency and/or the
Certificateholders, the holder of a Serviced Companion Mortgage Loan, the holder of a B Note or Certificate Owners. Any transmittal of information by the Master
Servicer to any Person other than the Trustee, the Paying Agent, the Master
Servicer, the Special Servicer, the Rating Agencies, the Operating Adviser or
the Depositor may be accompanied by a letter from the Master Servicer containing the following provision:

          "By receiving the information set forth herein, you hereby acknowledge and agree that the United States securities laws restrict any person who possesses material, non-public information regarding the Trust which issued
     Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
     Certificates, Series 2005-TOP19 from purchasing or selling such
     Certificates in circumstances where the other party to the transaction is not also in possession of such information. You also acknowledge and agree that such information is being provided to you for the purpose of, and such information may be used only in connection with, evaluation by you or another Certificateholder, Certificate Owner or prospective purchaser of such Certificates or beneficial interest therein."

     (e) The Master Servicer may, at its discretion, make available by electronic media and bulletin board service certain information and may make available by electronic media or bulletin board service (in addition to making such information available as provided herein) any reports or information required by this Agreement that the Master Servicer is required to provide to any of the Rating Agencies, the Depositor and anyone the Depositor reasonably designates.

     (f) The Master Servicer shall cooperate in providing the Rating Agencies with such other pertinent information relating to the Mortgage Loans as is or should be in their respective possession as the Rating Agencies may reasonably request.

     SECTION 8.16 RULE 144A INFORMATION. For as long as any of the Certificates are "restricted securities" within the meaning of Rule 144A under the Securities
Act, the Master Servicer agrees to provide to the Paying Agent or the Luxembourg
Paying Agent, as applicable, for delivery to any Holder thereof, any Certificate
Owner therein and to any prospective purchaser of the Certificates or beneficial interest therein reasonably designated by the Paying Agent or the Luxembourg
Paying Agent, as applicable, upon the request of such Certificateholder, such
Certificate Owner, the Paying Agent or the Luxembourg Paying Agent, as
applicable, subject to this Section 8.16 and the provisions of Sections 5.4 and
8.15, any information prepared by the Master Servicer that is required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act, including, without limitation, copies of the reports and information described in Sections 8.15(a)
and (b).

     Any recipient of information provided pursuant to this Section 8.16 shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Certificates by such Person and the Master Servicer shall be permitted to use the letter referred to in Section 8.15(d). Unless the
Master Servicer chooses to deliver the information directly, the Depositor, the
Placement Agents, the Underwriters, the Paying Agent or the Luxembourg Paying
Agent shall be responsible for the physical delivery of the information

                                     -194-

requested pursuant to this Section 8.16. As a condition to the Master Servicer making any report or information available upon request to any Person other than the parties hereto, the Master Servicer may require that the recipient of such information acknowledge that the Master Servicer may contemporaneously provide such information to the Depositor, the Trustee, the Paying Agent, the Luxembourg
Paying Agent, the Placement Agents, the Underwriters, any Rating Agency and/or
the Certificateholders and Certificate Owners. The Master Servicer will be permitted to require payment of a sum to be paid by the requesting party (other than the Rating Agencies, the Trustee, the Paying Agent, the Placement Agents or
the Underwriters) sufficient to cover the reasonable costs and expenses of making such information available.

     SECTION 8.17 INSPECTIONS. The Master Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property other than Mortgaged
Properties related to Specially Serviced Mortgage Loans and Non-Serviced
Mortgage Loans, every calendar year beginning in 2006, or every second calendar year beginning in 2006 if the Principal Balance of the related Mortgage Loan or
Loan Pair is less than $2,000,000; provided that the Master Servicer shall, at the expense of the Trust, inspect or cause to be inspected each Mortgaged
Property related to a Mortgage Loan that has a Debt Service Coverage Ratio that falls below 1.0x and provided further, that with respect to any Mortgage Loan or
Loan Pair that has a Principal Balance of less than $2,000,000 and has been placed on the CMSA Watch List, the Master Servicer shall, at the expense of the
Trust and at the request of the Controlling Class, inspect or cause to be inspected the related Mortgaged Property every calendar year beginning in 2006 so long as such Mortgage Loan or Loan Pair continues to be on the CMSA Watch
List; provided, if such Mortgage Loan or Loan Pair is no longer on the CMSA
Watch List at the time the inspection was scheduled, no such inspection shall be required. The Master Servicer shall prepare an Inspection Report relating to each inspection. The Master Servicer shall promptly forward the applicable
Inspection Report to the Rating Agencies, the Placement Agents, the
Underwriters, the Depositor, the Trustee, the Paying Agent, the Operating
Adviser, the Special Servicer, solely as it relates to any Loan Pair, to the holder of the related Serviced Companion Mortgage Loan, and solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note, and upon request, to any Certificateholder, any Certificate Owner, any Seller and the Primary
Servicer. The Special Servicer shall have the right to inspect or cause to be inspected (at its own expense) every calendar year any Mortgaged Property related to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, provided that the Special Servicer notifies the Master Servicer prior to such inspection.

     SECTION 8.18 MODIFICATIONS, WAIVERS, AMENDMENTS, EXTENSIONS AND CONSENTS.

     Subject to the limitations of Section 12.3 hereof, the Master Servicer shall have the following powers:

     (a) (i) The Master Servicer in accordance with the Servicing Standard may agree to any modification, waiver, amendment or consent of or relating to any term other than a Money Term of a Mortgage Loan, a Serviced Companion Mortgage
Loan or a B Note that is not a Specially Serviced Mortgage Loan (such terms to include, without limitation, Master Servicer Consent Matters set forth in
Section 8.3(a) hereof), provided that such amendment would not result in an
Adverse REMIC Event; and provided, further that if any consent relates to a release of a letter of credit relating to any Mortgage Loan (other than letters of credit or

                                     -195-

portions thereof released upon satisfaction of conditions specified in the related agreements), then (i) the Master Servicer shall notify the Special
Servicer of any Mortgagor's request to release such letter of credit which the
Master Servicer recommends to release, and (ii) if the terms of the related
Mortgage Loan do not require the Master Servicer to approve such release, then the Special Servicer shall within five Business Days provide notice to the
Master Servicer as to whether the Master Servicer should approve the release
(and the failure of the Special Servicer to give the Master Servicer such notice shall automatically be deemed to be an approval by the Special Servicer that the
Master Servicer should grant such release). Notwithstanding the preceding sentence, if the Master Servicer recommends to approve such modification, waiver, amendment or consent which is not a Master Servicer Consent Matter
(including, without limitation, any waiver of any requirement that the Mortgagor post additional reserves or a letter of credit upon the failure of the Mortgagor to satisfy conditions specified in the Mortgage Loan documents), the Master
Servicer shall provide to the Special Servicer a copy of the Master Servicer's recommendation and the relevant information obtained or prepared by the Master
Servicer in connection therewith; provided, that (A) the Special Servicer shall have the right hereunder to grant or withhold consent to any such proposed modification, waiver, amendment or consent, and such consent of the Special
Servicer shall not be unreasonably withheld, consistent with the Servicing
Standard, (B) failure of the Special Servicer to notify the Master Servicer, within five Business Days following the Master Servicer's delivery of the recommendation described above, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) the Master
Servicer shall not enter into any such proposed modification, waiver, amendment or consent unless it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described above.
Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be required to obtain or request the consent of the Special Servicer in connection with any modification, waiver or amendment, or granting its consent to transactions, under one or more of the Mortgage Loans that in each case the Master Servicer has determined (in accordance with the Servicing
Standard) is immaterial. In any event, the Master Servicer shall promptly notify the Special Servicer of any material modification, waiver, amendment or consent executed by the Master Servicer pursuant to this Section 8.18(a)(i) and provide to the Special Servicer a copy thereof. Notwithstanding the foregoing provisions of this Section 8.18, if the Mortgage Loan documents require a Mortgagor to pay a fee for an assumption, modification, waiver, amendment or consent that would be due or partially due to the Special Servicer, then the Master Servicer shall not waive the portion of such fee due to the Special Servicer without the
Special Servicer's approval.

     Notwithstanding the foregoing, the Special Servicer acknowledges that the
Master Servicer has delegated certain tasks, rights and obligations to the
Primary Servicer with respects to Post Closing Requests (as defined in the
Primary Servicing Agreement) pursuant to Section 8.4 of this Agreement. The
Primary Servicing Agreement classifies certain Post Closing Requests as Category
1 Requests and grants the Primary Servicer certain authority to evaluate and process such requests in accordance with this Agreement, the Primary Servicing
Agreement and applicable Mortgage Loan documents.

     With respect to a Category 1 Request that involves a condition, term or provision that requires, or specifies a standard of, consent or approval of the applicable Mortgagee under the Mortgage Loan documents, the Primary Servicing
Agreement provides for determination of materiality of such condition, term or provision requiring approval or consent by the Master

                                     -196-

Servicer or the Primary Servicer and the referral of such condition, term or provision to the Special Servicer for consent in accordance with the terms of the Primary Servicing Agreement upon a determination of materiality. The Special
Servicer acknowledges such provisions. Nothing in this Agreement, however, shall grant the Primary Servicer greater authority, discretion or delegated rights over Post Closing Requests than are set forth in the Primary Servicing
Agreement.

          (ii) The Master Servicer may, without the consent of the Special
Servicer, extend the maturity date of any Balloon Mortgage Loan that is not a
Specially Serviced Mortgage Loan to a date that is not more than 60 days following the original Maturity Date, if in the Master Servicer's sole judgment exercised in good faith (and evidenced by an Officer's Certificate), a default in the payment of the Balloon Payment is reasonably foreseeable and such extension is reasonably likely to produce a greater recovery to the Holders and the holders of the related B Note and Serviced Companion Mortgage Loan (as a collective whole) on a net present value basis than liquidation of such Mortgage
Loan and the Mortgagor has obtained an executed written commitment (subject only to satisfaction of conditions set forth therein) for refinancing of the Mortgage
Loan or purchase of the related Mortgaged Property. The Master Servicer shall process all such extensions and shall be entitled to (as additional servicing compensation) 100% of any extension fees collected from a Mortgagor with respect to any such extension.

     (b) The Master Servicer may require, in its discretion (unless prohibited or otherwise provided in the Mortgage Loan documents), as a condition to granting any request by a Mortgagor for any consent, modification, waiver, amendment or collateral release, that such Mortgagor pay to the Master Servicer a reasonable and customary modification fee to the extent permitted by law;
provided that the collection of such fee shall not be permitted if collection of such fee would cause a "significant modification" (within the meaning of
Treasury Regulation Section 1.860G-2(b)) of the Mortgage Loan. The Master
Servicer shall be entitled to (as additional servicing compensation) 100% of any
Modification Fees collected from a Mortgagor in connection with a consent, waiver, modification or amendment of a non-Specially Serviced Mortgage Loan executed or granted pursuant to Section 8.3 or this Section 8.18. The Master
Servicer may charge the Mortgagor for any costs and expenses (including attorneys' fees and rating agency fees) incurred by the Master Servicer or the
Special Servicer (and any amounts incurred by the Special Servicer shall be reimbursed to the Special Servicer) in connection with any request for a modification, waiver or amendment. The Master Servicer agrees to use its best reasonable efforts in accordance with the Servicing Standard to collect such costs, expenses and fees from the Mortgagor, provided that the failure or inability of the Mortgagor to pay any such costs and expenses shall not impair the right of the Master Servicer to cause such costs and expenses (but not including any modification fee), and interest thereon at the Advance Rate, to be paid or reimbursed by the Trust as a Servicing Advance (to the extent not paid by the Mortgagor). If the Master Servicer believes that the costs and expenses
(including attorneys' fees) to be incurred by the Master Servicer in connection with any request for a modification, waiver or amendment will result in a payment or reimbursement by the Trust, then the Master Servicer shall notify the
Special Servicer.

     (c) The Master Servicer shall notify the Trustee, the Paying Agent, the
Operating Adviser and the Special Servicer of any modification, waiver or amendment of any term of any Mortgage Loan permitted by it under this Section and the date thereof, and shall deliver to the Trustee for deposit in the related Mortgage File, an original counterpart of the

                                     -197-

agreement relating to such modification, waiver or amendment, promptly following the execution thereof except to the extent such documents have been submitted to the applicable recording office, in which event the Master Servicer shall promptly deliver copies of such documents to the Trustee. The Master Servicer shall not agree to any modification, waiver, or amendment of any Money Term of a
Mortgage Loan or any term of a Specially Serviced Mortgage Loan. The Master
Servicer shall notify the holder of the B Note and the Serviced Companion
Mortgage Loan of any modification of the monthly payments of an A/B Mortgage
Loan or a Loan Pair, as the case may be, and such monthly payments shall be allocated in accordance with the related Intercreditor Agreement or Loan Pair
Intercreditor Agreement, as applicable.

     (d) If the Mortgage Loan documents relating to a Mortgage Loan provide for certain conditions to be satisfied prior to the Master Servicer releasing additional collateral for the Mortgage Loan (e.g., the release, reduction or termination of reserves or letters of credit or the establishment of reserves), then the Master Servicer shall be permitted to waive any such condition without obtaining the consent of the Special Servicer, provided that (1) the aggregate amount of the related releases or establishments is no greater than the smaller of 10% of the outstanding unpaid Principal Balance or $75,000 or (2) the condition to be waived is deemed to be non-material in accordance with the
Servicing Standard. Notwithstanding the foregoing, without the Special
Servicer's consent or except as provided in the specific Mortgage Loan documents, the Master Servicer shall not waive: (1) a requirement for any such additional collateral to exist, or (2) a lock box requirement.

     (e) Neither the Master Servicer nor the Primary Servicer will be required to obtain a Rating Agency Confirmation in connection with this Agreement unless the terms of this Agreement specifically requires the Master Servicer to do so, and if so required by the terms of this Agreement, the Master Servicer and the
Primary Servicer shall not be permitted to waive (i) the Rating Agency
Confirmation requirement or (ii) the obligation of a Mortgagor to pay all or any portion of any fee payable in connection with obtaining the Rating Agency
Confirmation.

     SECTION 8.19 SPECIALLY SERVICED MORTGAGE LOANS.

     (a) The Master Servicer shall send a written notice to the Special
Servicer, the Operating Adviser, the Rating Agencies, the Paying Agent, the
Trustee and solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note and solely as it relates to any Loan Pair, to the holder of the related Serviced Companion Mortgage Loan, within two Business Days after becoming aware of a Servicing Transfer Event with respect to a Mortgage Loan, which notice shall identify the related Mortgage Loan and set forth in reasonable detail the nature and relevant facts of such Servicing Transfer Event and whether such Mortgage Loan is covered by an Environmental Insurance Policy
(and for purposes of stating whether such Mortgage Loan is covered by an
Environmental Insurance Policy the Master Servicer may rely on Schedule X attached hereto) and, except for the Rating Agencies, the Paying Agent and the
Trustee, shall be accompanied by a copy of the Servicer Mortgage File. The
Special Servicer shall not be liable for its failure to deliver the notice set forth in Section 9.36(a) if such failure is caused by its failure to receive the written notice set forth above.

     (b) Prior to the transfer of the servicing of any Specially Serviced
Mortgage Loan to the Special Servicer, the Master Servicer shall notify the related Mortgagor of such

                                     -198-

transfer in accordance with the Servicing Standard (the form and substance of such notice shall be reasonably satisfactory to the Special Servicer).

     (c) Any calculations or reports prepared by the Master Servicer to the extent they relate to Specially Serviced Mortgage Loans shall be based on information supplied to the Master Servicer in writing by the Special Servicer as provided hereby. The Master Servicer shall have no duty to investigate or confirm the accuracy of any information provided to it by the Special Servicer and shall have no liability for the inaccuracy of any of its reports due to the inaccuracy of the information provided by the Special Servicer.

     (d) On or prior to each Distribution Date, the Master Servicer shall provide to the Special Servicer, in order for the Special Servicer to comply with its obligations under this Agreement, such information (and in the form and medium) as the Special Servicer may reasonably request in writing from time to time, provided that (i) the Master Servicer shall not be required to produce any ad hoc reports or incur any unusual expense or effort in connection therewith and (ii) if the Master Servicer elects to provide such ad hoc reports, it may require the Special Servicer to pay a reasonable fee to cover the costs of the preparation thereof.

     SECTION 8.20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER
SERVICER.

     (a) The Master Servicer hereby represents and warrants to and covenants with the Trustee and the Paying Agent, as of the date hereof:

          (i) the Master Servicer is duly organized, validly existing and in good standing as a national banking association under the laws of the United
States, and shall be and thereafter remain, in compliance with the laws of each
State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect the Master Servicer's ability to perform its obligations hereunder in accordance with the terms of this
Agreement;

          (ii) the Master Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. The Master Servicer has duly and validly authorized the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Master Servicer; and
this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the Fiscal Agent, the Paying Agent and the
Special Servicer, evidences the valid and binding obligation of the Master
Servicer enforceable against the Master Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its charter or by-laws or (2) conflict with, result in a breach, violation or acceleration

                                     -199-

of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this Agreement;

          (iv) no litigation is pending or, to the Master Servicer's knowledge, threatened, against it, that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

          (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder;
and

          (vi) the performance of the services by the Master Servicer contemplated by this Agreement are in the ordinary course of business of the
Master Servicer and the Master Servicer possesses all licenses, permits and other authorizations necessary to perform its duties hereunder.

     (b) It is understood that the representations and warranties set forth in this Section 8.20 shall survive the execution and delivery of this Agreement.

     (c) Any cause of action against the Master Servicer arising out of the breach of any representations and warranties made in this Section shall accrue upon the giving of written notice to the Master Servicer by any of the Trustee or the Master Servicer. The Master Servicer shall give prompt notice to the
Trustee, the Depositor, the Primary Servicer and the Special Servicer of the
occurrence, or the failure to occur, of any event that, with notice or the passage of time or both, would cause any representation or warranty in this
Section to be untrue or inaccurate in any respect.

     SECTION 8.21 MERGER OR CONSOLIDATION. Any Person into which the Master
Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master
Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that each of the Rating Agencies provides a
Rating Agency Confirmation (including with respect to any securities rated by a
Rating Agency evidencing direct beneficial ownership interests in any Serviced
Companion Mortgage Loan or B Note). If the conditions to the provisions in the foregoing sentence are not met, the Trustee may terminate the Master Servicer's servicing of the Mortgage Loans pursuant hereto, such termination to be effected in the manner set forth in Sections 8.28 and 8.29.

                                     -200-

     SECTION 8.22 RESIGNATION OF MASTER SERVICER.

     (a) Except as otherwise provided in Section 8.22(b) hereof, the Master
Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until a successor servicer designated by the Trustee, with the consent of the Depositor and the Paying Agent, shall have assumed the Master Servicer's responsibilities and obligations under this
Agreement and Rating Agency Confirmation (including with respect to any securities rated by a Rating Agency evidencing interests in the A Notes and any
B Note) shall have been obtained. Notice of such resignation shall be given promptly by the Master Servicer to the Trustee.

     (b) The Master Servicer may resign from the obligations and duties imposed on it, upon 30 days notice to the Trustee and the Paying Agent, provided that
(i) a successor servicer (w) is available, (x) has assets of at least
$15,000,000, (y) is willing to assume the obligations, responsibilities, and covenants to be performed hereunder by the Master Servicer on substantially the same terms and conditions, and for not more than equivalent compensation to that herein provided and (z) assumes all obligations under the Primary Servicing
Agreement; (ii) the Master Servicer bears all costs associated with its resignation and the transfer of servicing; and (iii) Rating Agency Confirmation is obtained with respect to such servicing transfer, as evidenced by a letter delivered to the Trustee by each Rating Agency.

     SECTION 8.23 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER. The
Master Servicer shall have the right without the prior written consent of the
Trustee to (A) delegate or subcontract with or authorize or appoint anyone, or delegate certain duties to other professionals such as attorneys and appraisers, as an agent of the Master Servicer (as provided in Section 8.4) to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder or (B) assign and delegate all of its duties hereunder; provided, however, that with respect to clause (B), (i) the Master
Servicer gives the Depositor, the Special Servicer, the Primary Servicer, the
holder of the B Note (only if such assignment/delegation relates to the related
A/B Mortgage Loan), the holder of the Serviced Companion Mortgage Loan (only if such assignment/delegation relates to the related Loan Pair) and the Trustee notice of such assignment and delegation; (ii) such purchaser or transferee accepting such assignment and delegation executes and delivers to the Depositor and the Trustee an agreement accepting such assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement and the Primary Servicing
Agreement; (iii) the purchaser or transferee has assets in excess of
$15,000,000; (iv) such assignment and delegation is the subject of a Rating
Agency Confirmation; and (v) the Depositor consents to such assignment and delegation, such consent not be unreasonably withheld. In the case of any such assignment and delegation in accordance with the requirements of subclause (B)
of this Section, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer hereunder prior to the satisfaction of the conditions to such assignment set forth

                                     -201-

in the preceding sentence. Notwithstanding the above, the Master Servicer may appoint the Primary Servicer and Sub-Servicers in accordance with Section 8.4 hereof.

     SECTION 8.24 LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS.

     (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the holders of the Certificates, the Depositor, the Trustee, the Fiscal Agent, the
Paying Agent, the Placement Agents, the Underwriters, the holder of any Serviced
Companion Mortgage Loan, the holder of any B Note or the Special Servicer for any action taken or for refraining from the taking of any action in good faith, or using reasonable business judgment, consistent with the Servicing Standard;
provided that this provision shall not protect the Master Servicer or any such person against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties under the Agreement or by reason of negligent disregard of obligations and duties hereunder. The Master
Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (including, without limitation, the Special Servicer)
respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this
Agreement; provided that the Master Servicer may in its sole discretion undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders and the Trustee in the
Mortgage Loans, the interests of the holder of any B Note or the interests of the holder of any Serviced Companion Mortgage Loan (subject to the Special
Servicer's servicing of Specially Serviced Mortgage Loans as contemplated herein), or shall undertake any such action if instructed to do so by the
Trustee. In such event, all legal expenses and costs of such action shall be expenses and costs of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor as Servicing Advances as provided by Section 5.2, subject to the provisions of Section 4.4 hereof.

     (b) In addition, the Master Servicer shall have no liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement. Subject to the Servicing Standard, the Master Servicer shall have the right to rely on information provided to it by the Special Servicer and
Mortgagors, and will have no duty to investigate or verify the accuracy thereof.
Neither the Master Servicer, nor any director, officer, employee, agent or
Affiliate, shall be personally liable for any error of judgment made in good faith by any officer, unless it shall be proved that the Master Servicer or such officer was negligent in ascertaining the pertinent facts. Neither the Master
Servicer nor any director, officer, employee, agent or Affiliate, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

     (c) The Master Servicer shall not be obligated to incur any liabilities, costs, charges, fees or other expenses which relate to or arise from any breach of any representation, warranty or covenant made by the Depositor, the Special
Servicer, the Paying Agent, Trustee or the Fiscal Agent in this Agreement. The
Trust shall indemnify and hold harmless the Master Servicer from any and all claims, liabilities, costs, charges, fees or other expenses which relate to

                                     -202-

or arise from any such breach of representation, warranty or covenant to the extent the Master Servicer is unable to recover such amounts from the Person in breach.

     (d) Except as otherwise specifically provided herein:

          (i) the Master Servicer may rely, and shall be protected in acting or refraining from acting upon, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, financial statement, agreement, appraisal, bond or other document (in electronic or paper format) reasonably believed or in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Master Servicer may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of
Counsel;

          (iii) the Master Servicer shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this
Agreement; and

          (iv) the Master Servicer, in preparing any reports hereunder, may rely, and shall be protected in acting or refraining from acting upon any information (financial or other), statement, certificate, document, agreement, covenant, notice, request or other paper reasonably believed by it to be genuine and provided by any Mortgagor or manager of a Mortgaged Property.

     (e) The Master Servicer and any director, officer, employee or agent of the
Master Servicer shall be indemnified by the Trustee, the Fiscal Agent, the
Paying Agent and the Special Servicer, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Trustee's, Fiscal
Agent's, the Paying Agent's or the Special Servicer's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of negligent disregard of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer's duties hereunder or by reason of negligent disregard of the Master Servicer's obligations and duties hereunder. The Master
Servicer shall immediately notify the Trustee, the Paying Agent and the Special
Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Master Servicer to indemnification hereunder, whereupon the Trustee, the Paying Agent, or the Special Servicer, in each case, to the extent the claim is related to its respective willful misfeasance, bad faith or negligence, may assume the defense of any such claim (with counsel reasonably satisfactory to the Master Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Trustee, the Paying Agent and the Special Servicer shall not affect any rights that the Master Servicer may have to indemnification under this Agreement or otherwise, unless the
Trustee's, the Paying Agent's or the Special Servicer's defense of such claim is materially prejudiced thereby.

                                     -203-

Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer hereunder. Any payment hereunder made by the Trustee, the Paying Agent, the Fiscal Agent or the Special Servicer
pursuant to this paragraph to the Master Servicer shall be paid from the
Trustee's, the Paying Agent's, Fiscal Agent's or Special Servicer's own funds, without reimbursement from the Trust therefor except to the extent achieved through subrogation as provided in this Agreement. Any expenses incurred or indemnification payments made by the Trustee, the Paying Agent, the Fiscal Agent or the Special Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final judgment that the conduct of the Trustee, the Paying Agent, the Fiscal Agent or the Special Servicer, as the case may be, was (x) not culpable or (y) found to not have acted with willful misfeasance, bad faith or negligence.

     SECTION 8.25 INDEMNIFICATION; THIRD-PARTY CLAIMS.

(a) The Master Servicer and any director, officer, employee or agent of the
Master Servicer (the "Master Servicer Indemnified Parties") shall be indemnified and held harmless by the Trust out of collections on, and other proceeds of, the
Mortgage Loans, any Serviced Companion Mortgage Loans and any B Notes, as
provided in the following paragraph, against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses (collectively, "Master Servicer
Losses") incurred in connection with any legal action relating to this
Agreement, any Mortgage Loans, any Serviced Companion Mortgage Loans, any B
Notes, any REO Property or the Certificates or any exercise of any right under this Agreement reasonably requiring the use of counsel or the incurring of expenses other than any loss, liability or expense incurred by reason of the
Master Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder.

     Except as provided in the following sentence, indemnification for Master
Servicer Losses described in the preceding paragraph (including in the case of such Master Servicer Losses that relate primarily to the administration of the
Trust, to any REMIC Pool or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense) shall be paid out of collections on, and other proceeds of, the Mortgage Loans as a whole but not out of collections on, or other proceeds of, any Serviced Companion Mortgage Loan or any B Note. In the
case of any such Master Servicer Losses that do not relate primarily to the administration of the Trust, to any REMIC Pool or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense:

     (1) if such Master Servicer Losses relate to a Loan Pair, then such indemnification shall be paid (x) first, out of collections on, and other proceeds of, such Serviced Pari Passu Mortgage Loan and Serviced Companion
Mortgage Loan, in the relative proportions provided for in the applicable
Intercreditor Agreement and (y) if the collections and proceeds described in subclause (x) of this clause (1) are not sufficient to so indemnify the Master
Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the
Mortgage Loans as a whole; and

     (2) if such Master Servicer Losses relate to any A/B Mortgage Loan, then such indemnification shall be paid (x) first, if and to the extent permitted under the applicable

                                     -204-

Intercreditor Agreement, out of collections on, and other proceeds of, the B
Note or B Notes related to such A/B Mortgage Loan, (y) if the collections and proceeds described in subclause (x) of this clause (2) are not sufficient to so indemnify the Master Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the Serviced Pari Passu Mortgage Loan and the Serviced Companion
Mortgage Loan, in the relative proportions provided for in the related Loan Pair
Intercreditor Agreement and (z) if the aggregate collections and proceeds described in subclauses (x) and (y) of this clause (2) are not sufficient to so indemnify the Master Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the Mortgage Loans as a whole.

     The Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Master Servicer) and out of the Trust pay
all expenses in connection therewith, including counsel fees, and out of the
Trust promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. The indemnification provided herein shall survive the termination of this Agreement. The Trustee, the Paying Agent or the Master Servicer shall promptly make from the Certificate
Account (and, if and to the extent that the amount due shall be paid from collections on, and other proceeds of, any Serviced Companion Mortgage Loan or any B Note, as described above, out of the related Serviced Companion Mortgage
Loan Custodial Account or the related A/B Loan Custodial Account) any payments certified by the Master Servicer to the Trustee and the Paying Agent as required to be made to the Master Servicer pursuant to this Section 8.25.

     (b) The Master Servicer agrees to indemnify the Trustee, the Fiscal Agent, the Special Servicer, the Trust, the Depositor, the Paying Agent, and any
director, officer, employee, agent or Controlling Person thereof, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Trustee, the Fiscal Agent, the Special Servicer, the
Depositor, the Paying Agent and the Trust may sustain arising from or as a result of the willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer's duties hereunder or by reason of negligent disregard of the Master Servicer's obligations and duties hereunder (including a breach of such obligations a substantial motive of which is to obtain an economic advantage from being released from such obligations), and if in any such situation the Master Servicer is replaced, the parties hereto agree that the amount of such claims, losses, penalties, fines, legal fees and related costs, judgments, and other costs, liabilities, fees and expenses shall at least equal the incremental costs, if any, of retaining a successor servicer. The
Trustee, the Fiscal Agent, the Special Servicer, the Paying Agent or the
Depositor, as applicable, shall immediately notify the Master Servicer if a claim is made by any Person with respect to this Agreement or the Mortgage Loans entitling the Trustee, the Fiscal Agent, the Depositor, the Special Servicer,
the Paying Agent or the Trust to indemnification under this Section 8.25(b), whereupon the Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent, the Special
Servicer, the Paying Agent or the Depositor, as applicable) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Master Servicer shall not affect any rights the Trustee, the Fiscal Agent, the Special Servicer, the
Depositor, the Paying Agent or the Trust may have to indemnification under this
Agreement or otherwise, unless the Master Servicer's defense of such claim is materially prejudiced thereby. The indemnification

                                     -205-

provided herein shall survive the termination of this Agreement and the resignation or termination of the Master Servicer, the Fiscal Agent, the Special
Servicer, the Paying Agent and the Trustee. Any expenses incurred or indemnification payments made by the Master Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final, non-appealable judgment that the conduct of the Master Servicer was not culpable or that the Master Servicer did not act with willful misfeasance, bad faith or negligence.

     (c) The Primary Servicer and any director, officer, employee or agent thereof shall be indemnified by the Trust and held harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to this Agreement, the Primary
Servicing Agreement (but only if, and to the extent that, the Master Servicer would have been entitled to indemnification therefor under this Agreement if it were directly servicing the Mortgage Loan), any Mortgage Loans, any REO Property
or the Certificates or any exercise of any right under this Agreement or the
Primary Servicing Agreement (limited as set forth above) reasonably requiring the use of counsel or the incurring of expenses other than any loss, liability or expense incurred by reason of the Primary Servicer's willful misfeasance, bad faith or negligence in the performance of duties thereunder. The Primary
Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Primary Servicer) and out of the Trust pay all expenses in connection therewith, including counsel fees, and out of the Trust promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. The indemnification provided herein shall survive the termination of this Agreement and the Primary Servicing Agreement. The
Trustee, the Paying Agent or the Master Servicer shall promptly make from the
Certificate Account any payments certified by the Primary Servicer to the
Trustee and the Paying Agent as required to be made to the Primary Servicer pursuant to this Section 8.25.

     (d) Any Non-Serviced Mortgage Loan Master Servicer and any director, officer, employee or agent of such Non-Serviced Mortgage Loan Master Servicer shall be indemnified by the Trust and held harmless against the Trust's pro rata share of any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to any Non-Serviced
Mortgage Loan Pooling and Servicing Agreement and this Agreement, and relating to any Non-Serviced Mortgage Loan (but excluding any such losses allocable to the related Non-Serviced Companion Mortgage Loans), reasonably requiring the use of counsel or the incurring of expenses other than any losses incurred by reason of any Non-Serviced Mortgage Loan Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

     (e) The Primary Servicer agrees to indemnify the Trustee, the Fiscal Agent, the Special Servicer, the Trust, the Depositor, the Paying Agent, and any
director, officer, employee, agent or Controlling Person thereof, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Trustee, the Fiscal Agent, the Special Servicer, the
Depositor, the Paying Agent and the Trust may sustain arising from or as a result of the willful misfeasance, bad faith or negligence in the performance of any of the Primary Servicer's duties under this Agreement, the Primary Servicing
Agreement or by reason of negligent disregard of

                                     -206-

the Primary Servicer's obligations and duties thereunder (including a breach of such obligations a substantial motive of which is to obtain an economic advantage from being released from such obligations), and if in any such situation the Primary Servicer is replaced, the parties hereto agree that the amount of such claims, losses, penalties, fines, legal fees and related costs, judgments, and other costs, liabilities, fees and expenses shall at least equal the incremental costs, if any, of retaining a successor primary servicer. The
Trustee, the Fiscal Agent, the Special Servicer, the Paying Agent or the
Depositor, as applicable, shall immediately notify the Primary Servicer if a claim is made by any Person with respect to this Agreement, the Primary
Servicing Agreement or the Mortgage Loans entitling the Trustee, the Fiscal
Agent, the Depositor, the Special Servicer, the Paying Agent or the Trust to
indemnification under this Section 8.25(d), whereupon the Primary Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent, the Special Servicer, the Paying Agent or the
Depositor, as applicable) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Primary Servicer shall not affect any rights the
Trustee, the Fiscal Agent, the Special Servicer, the Depositor, the Paying Agent
or the Trust may have to indemnification under this Agreement, the Primary
Servicing Agreement or otherwise, unless the Primary Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the Primary Servicing
Agreement and the resignation or termination of the Master Servicer, the Fiscal
Agent, the Special Servicer, the Paying Agent and the Trustee. Any expenses incurred or indemnification payments made by the Primary Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final, non-appealable judgment that the conduct of the Primary Servicer was not culpable or that the Primary Servicer did not act with willful misfeasance, bad faith or negligence.

     SECTION 8.26 EXCHANGE ACT REPORTING

     (a) The Master Servicer, the Special Servicer, the Paying Agent, the
Trustee and the Fiscal Agent shall reasonably cooperate with the Depositor in connection with the Trust's satisfaction of its reporting requirements under the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). Within 15 days after each Distribution Date, the Paying Agent shall prepare, execute and file on behalf of the Trust any Forms 8-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Securities and
Exchange Commission (the "Commission") thereunder; provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the
Certificates. The Paying Agent shall file each Form 8-K with a copy of the related Monthly Certificateholders Report attached thereto. If the Depositor directs that any other attachments are to be filed with any Form 8-K, such attachments shall be delivered to the Paying Agent in EDGAR-compatible form or as otherwise agreed upon by the Paying Agent and the Depositor, at the
Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. Prior to March 30th of each year, commencing in 2006 (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Paying Agent shall prepare and file on behalf of the Trust a Form 10-K, in substance as required by applicable law or applicable interpretations thereof of the staff of the Commission. Such
Form 10-K shall include as exhibits each annual statement of compliance described under Sections 8.12 and 9.18 and each accountant's report described under Sections 8.13 and 9.19, in each case to the extent they have been timely delivered to the Paying Agent. If they are not so timely delivered, the Paying
Agent

                                     -207-

shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Paying Agent. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in paragraph (b) of this Section 8.26. Neither the Paying Agent nor the Master Servicer shall have any liability with respect to any failure to properly prepare, execute or file such periodic reports resulting from the
Master Servicer's or the Paying Agent's inability or failure to obtain any information not resulting from its own negligence, bad faith or willful misconduct. Prior to January 30 of the first year in which the Paying Agent is able to do so under applicable law, the Paying Agent shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

     (b) The Form 10-K shall include any certification (the "Sarbanes-Oxley
Certification") required to be included therewith pursuant to the Sarbanes-Oxley
Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff) and a copy of such Sarbanes-Oxley Certification shall be provided to the Rating
Agencies. The Special Servicer and the Paying Agent (each, a "Performing Party")
shall provide to the Person who signs the Sarbanes-Oxley Certification (the
"Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit CC, on which the Certifying Person, the entity for which the Certifying Person acts as an officer (if the Certifying
Person is an individual), and such entity's officers, directors and Affiliates
(collectively with the Certifying Person, "Certification Parties") can rely. In addition, in the event that any Serviced Companion Mortgage Loan is deposited into a commercial mortgage securitization, each Performing Party shall provide to the Person who signs the Sarbanes-Oxley Certification with respect to such commercial mortgage securitization a Performance Certification (which shall address the matters contained in the Performance Certification, but solely with respect to the related Serviced Companion Mortgage Loan) on which such Person, the entity for which the Person acts as an officer (if the Person is an individual), and such entity's officers, directors and Affiliates can rely. The
Master Servicer shall serve as the Certifying Person on behalf of the Trust. In addition, if the Performing Party is the Special Servicer, such Performing Party shall execute a reasonable reliance certificate to enable the Certification
Parties to rely upon each annual statement of compliance provided pursuant to
Section 9.18, and shall include a certification that each such annual statement of compliance discloses any deficiencies or defaults described to the certified public accountants of such Performing Party to enable such accountants to render the certificate provided for in Section 9.19. In the event any Performing Party is terminated or resigns pursuant to the terms of this Agreement, such
Performing Party shall provide a Performance Certification to the Certifying
Person pursuant to this Section 8.26(b) with respect to the period of time it was subject to this Agreement.

     (c) Each Performing Party shall indemnify and hold harmless each
Certification Party from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses incurred by such Certification Party arising out of
(i) an actual breach by the applicable Performing Party of its obligations under this Section 8.26 or (ii) negligence, bad faith or willful misconduct on the part of the Performing Party in the performance of such obligations.

     (d) Nothing contained in this Section 8.26 shall be construed to require any party to this Agreement other than the Master Servicer, or any of such party's officers, to execute

                                     -208-

any Form 10-K or any Sarbanes-Oxley Certification. The failure of any party to this Agreement other than the Master Servicer, or any of such party's officers, to execute any Form 10-K or any Sarbanes-Oxley Certification shall not be regarded as a breach by such party of any of its obligations under this
Agreement. This Section 8.26 may be amended by the parties hereto pursuant to
Section 13.3 for purposes of complying with the Sarbanes-Oxley Act of 2002 or for purposes of designating the Certifying Person without any Opinions of
Counsel, Officer's Certificates, Rating Agency Confirmations or the consent of any Certificateholder, notwithstanding anything to the contrary contained in this Agreement.

     SECTION 8.27 COMPLIANCE WITH REMIC PROVISIONS AND GRANTOR TRUST PROVISIONS.
The Master Servicer shall act in accordance with this Agreement and the REMIC
Provisions and related provisions of the Code in order to create or maintain the status of any REMIC Pool as a REMIC and the Class P Grantor Trust created hereby as a grantor trust under the Code. The Master Servicer shall not take any action or (A) cause any REMIC Pool to take any action that could (i) endanger the status of any REMIC Pool as a REMIC under the Code or (ii) result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) or on prohibited contributions pursuant to Section 860G(d)) or (B) cause the Class P
Grantor Trust to take any action that could (i) endanger its status as a grantor trust or (ii) result in the imposition of any tax upon the Class P Grantor Trust unless the Trustee shall have received a Nondisqualification Opinion (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such tax. The Master Servicer shall comply with the provisions of Article XII hereof.

     SECTION 8.28 TERMINATION. The obligations and responsibilities of the
Master Servicer created hereby (other than the obligation of the Master Servicer to make payments to the Paying Agent as set forth in Section 8.29 and the obligations of the Master Servicer to the Trustee, the Paying Agent, the Fiscal
Agent, the Special Servicer and the Trust) shall terminate (i) on the date which is the later of (A) the final payment or other liquidation of the last Mortgage
Loan remaining outstanding (and final distribution to the Certificateholders) or
(B) the disposition of all REO Property (and final distribution to the
Certificateholders), (ii) if an Event of Default described in clauses
8.28(a)(iii), (iv), (v) or (vi) has occurred, 60 days following the date on which the Trustee or Depositor gives written notice to the Master Servicer that the Master Servicer is terminated or (iii) if an Event of Default described in clauses 8.28(a)(i), (ii), (vii), (viii), (ix) or (x) has occurred, immediately upon the date on which the Trustee or the Depositor gives written notice to the
Master Servicer that the Master Servicer is terminated. After any Event of
Default, the Trustee (i) may elect to terminate the Master Servicer by providing such notice, and (ii) shall provide such notice if holders of Certificates representing more than 25% of the Aggregate Certificate Balance of all
Certificates so direct the Trustee.

     (a) "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to remit to the Paying Agent or otherwise make any payment required to be remitted by the Master Servicer under the terms of this Agreement, including any required Advances; or

                                     -209-

          (ii) any failure by the Master Servicer to make a required deposit to the Certificate Account which continues unremedied for one Business Day following the date on which such deposit was first required to be made; or

          (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee; provided, however, that if the Master Servicer certifies to the Trustee and the Depositor that the
Master Servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the Master Servicer to cure such failure; provided, further that such cure period may not exceed 90 days; or

          (iv) any breach of the representations and warranties contained in
Section 8.20 hereof that materially and adversely affects the interest of any holder of any Class of Certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee, provided, however, that if the Master Servicer certifies to the
Trustee and the Depositor that the Master Servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the Master Servicer to cure such breach; provided, further that such cure period may not exceed 90 days; or

          (v) the Trustee shall receive notice from Fitch to the effect that the continuation of the Master Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any Class of Certificates; or

          (vi) the Master Servicer has been downgraded to a servicer rating level below "CMS3" (or its equivalent) by Fitch; or

          (vii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (viii) the Master Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (ix) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                                     -210-

          (x) the Master Servicer is removed from S&P's Select Servicer List as a U.S. Commercial Mortgage Master Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any Classes of Certificates are downgraded, qualified or withdrawn (including, without limitation, being placed on "negative credit watch") in connection with such removal.

     (b) Notwithstanding the foregoing, if the Event of Default of the Master
Servicer occurs primarily by reason of the occurrence of a "Primary Servicing
Default" (as hereinafter defined) (that is, it would not have occurred but for
(a) the occurrence of such Primary Servicing Default and (b) the Master Servicer failure to cause the cure of such event) and the Trustee (or the Trustee at the direction of the Certificateholders pursuant to Section 8.28 hereof) elects to terminate the Master Servicer, then Wells Fargo Bank, National Association shall have the right to elect that the successor Master Servicer, upon its succession, enter into a primary servicing agreement with Wells Fargo Bank, National
Association with respect to all Mortgage Loans as to which that Primary
Servicing Default occurred, so long as the initial Master Servicer is on the approved list of commercial mortgage loan servicers maintained by S&P and the initial Master Servicer has a commercial loan master servicer rating of at least
"CMS3" (or its equivalent) by Fitch or a commercial loan primary servicer rating of at least "CPS3" (or its equivalent) by Fitch, and such agreement shall be substantially in the form of Exhibit G-1 hereto (but as if Wells Fargo Bank,
National Association were the Primary Servicer or Sub-Servicer thereunder and with applicable servicing fees and excess fees as specified on the Mortgage Loan
Schedule); and, in the case of an agreement in the form of Exhibit G-1, thereupon Wells Fargo Bank, National Association shall be deemed to have been granted the rights and deemed to have assumed the obligations granted to or imposed on the "Primary Servicer" hereunder as to such Mortgage Loans (and under the Primary Servicing Agreement). For purposes of the preceding sentence, a
"Primary Servicing Default" means an "event of default" of the Primary Servicer under the Primary Servicing Agreement of Principal Global Investors, LLC. If the
Master Servicer is terminated based upon an Event of Default set forth in clause
(i) (as to the obligation to make P&I Advances), (v), (vi) or (x) of Section
8.28(a), then the Master Servicer shall have the right to enter into a primary servicing agreement with the successor Master Servicer with respect to all
Mortgage Loans that are not then subject to the Primary Servicing Agreement, so long as the terminated Master Servicer is on the approved list of commercial mortgage loan servicers maintained by S&P.

     (c) Notwithstanding the other provisions of this Section 8.28, (A) if any
Event of Default on the part of the Master Servicer occurs that affects a
Serviced Companion Mortgage Loan or (B) for so long as any Serviced Companion
Mortgage Loan is serviced hereunder and is included in a securitization that is rated by Moody's, if (x) the Trustee shall receive notice from Moody's to the effect that the continuation of the Master Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Moody's to any class of certificates issued in such securitization or (y)
Moody's has placed one or more Classes of Certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status"
placement shall not have been withdrawn by Moody's within 60 days of the date that the Trustee obtained such actual knowledge) and, in the case of either of clauses (x) or (y), citing servicing concerns with the Master Servicer as the sole or material factor in such rating action, and in either case, the Master
Servicer is not otherwise terminated in accordance with this Section 8.28, then, at the request of the holder of such affected Serviced Companion Mortgage Loan, the Trustee shall require the Master Servicer to appoint, within 30 days of the
Trustee's

                                     -211-

request, a Sub-Servicer (or, if the related Mortgage Loan is currently being sub-serviced, to replace, within 30 days of the Trustee's request, the then-current Sub-Servicer with a new Sub-Servicer) with respect to the related
Mortgage Loan only, but as to no other Mortgage Loan. In connection with the
Master Servicer's appointment of a Sub-Servicer at the request of the Trustee in accordance with this Section 8.28(c), the Master Servicer shall obtain a Rating
Agency Confirmation (such Rating Agency Confirmation to be an expense of the requesting Serviced Companion Mortgage Loan holder). The related Sub-Servicing
Agreement shall provide that any Sub-Servicer appointed by the Master Servicer at the request of the Trustee in accordance with this Section 8.28(c) shall be responsible for all duties, and shall be entitled to all compensation, of the
Master Servicer under this Agreement with respect to the subject Loan Pair.

     SECTION 8.29 PROCEDURE UPON TERMINATION.

     (a) Notice of any termination pursuant to clause (i) of the first paragraph of Section 8.28, specifying the Master Servicer Remittance Date upon which the final transfer by the Master Servicer to the Paying Agent shall be made, shall be given promptly in writing by the Master Servicer to the Paying Agent no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or (ii) the sixth day of the month of such final distribution. Upon any such termination, the duties of the Master Servicer
(other than the obligation of the Master Servicer to pay to the Paying Agent the
amounts remaining in the Certificate Account as set forth below and the obligations of the Master Servicer to the Trustee and the Trust and the Fiscal
Agent as provided herein) shall terminate and the Master Servicer shall transfer to the Paying Agent the amounts remaining in the Certificate Account (and any sub-account) after making the withdrawals permitted to be made pursuant to
Section 5.2 and shall thereafter terminate the Certificate Account and any other account or fund maintained with respect to the Mortgage Loans.

     (b) On the date specified in a written notice of termination given to the
Master Servicer pursuant to clause (ii) of the first paragraph of Section 8.28, or on the date on which a written notice of termination is given to the Master
Servicer pursuant to clause (iii) of the first paragraph of Section 8.28 all authority, power and rights of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall terminate (except for any rights relating to unpaid servicing compensation or unreimbursed Advances or, if the terminated Master Servicer is Wells Fargo Bank, National Association, its
rights to the Excess Servicing Fee); provided that in no event shall the termination of the Master Servicer be effective until a successor servicer shall have succeeded the Master Servicer as successor servicer, subject to approval by the Rating Agencies, notified the Master Servicer of such designation and such successor servicer shall have assumed the Master Servicer's obligations and responsibilities hereunder and under the Primary Servicing Agreement, as set forth in an agreement substantially in the form hereof, with respect to the
Mortgage Loans and, in the circumstances set forth in the last sentence of
Section 8.28(b), entered into a new primary servicing agreement with the predecessor Master Servicer in substantially the same form as Exhibit AA attached hereto. Except as provided in the next sentence, the Trustee may not succeed the Master Servicer as servicer until and unless it has satisfied the provisions that would apply to a Person succeeding to the business of the Master
Servicer pursuant to Section 8.22(b) hereof. Notwithstanding the foregoing sentence, in the event that the Master Servicer is terminated as a result of an event described in Section 8.28(a)(v), 8.28(a)(vi) or 8.28(a)(vii), the Trustee
shall act as successor servicer immediately upon delivery of a notice of termination to the Master Servicer and shall

                                     -212-

use commercially reasonable efforts within 90 days of assuming the duties of the
Master Servicer, either to satisfy the conditions of Section 8.22(b) hereof or to transfer the duties of the Master Servicer to a successor servicer who has satisfied such conditions. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master
Servicer agrees to cooperate with the Trustee, the Paying Agent and the Fiscal
Agent in effecting the termination of the Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying
Mortgagors of the assignment of the servicing function and providing the Trustee all documents and records in electronic or other form reasonably requested by it to enable the successor servicer designated by the Trustee to assume the Master
Servicer's functions hereunder and to effect the transfer to such successor for administration by it of all amounts which shall at the time be or should have been deposited by the Master Servicer in the Certificate Account and any other account or fund maintained or thereafter received with respect to the Mortgage
Loans.

     (c) If the Master Servicer receives a written notice of termination pursuant to clause (ii) of the first paragraph of Section 8.28 relating solely to an Event of Default set forth in clause (viii) or (ix) of Section 8.28(a), and if the Master Servicer provides the Trustee with the appropriate "request for proposal" materials within five Business Days after receipt of such written notice of termination, then the Trustee shall promptly thereafter (using such
"request for proposal" materials provided by the Master Servicer) solicit good faith bids for the rights to service the Mortgage Loans under this Agreement from at least three but no more than five Qualified Bidders or, if three
Qualified Bidders cannot be located, then from as many persons as the Trustee can determine are Qualified Bidders. At the Trustee's request, the Master
Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids. In no event shall the Trustee be responsible if less than three
Qualified Bidders submit bids for the right to service the Mortgage Loans under this Agreement.

     (d) Each bid proposal shall require any Successful Bidder, as a condition of its bid, to enter into this Agreement as successor Master Servicer, and to agree to be bound by the terms hereof and the terms of the Primary Servicing
Agreement, not later than 30 days after termination of the Master Servicer hereunder. The Trustee shall select the Qualified Bidder with the highest cash bid (or such other Qualified Bidder as the Master Servicer may direct) (the
"Successful Bidder") to act as successor Master Servicer hereunder. The Trustee shall direct the Successful Bidder to enter into this Agreement as successor
Master Servicer pursuant to the terms hereof, and in connection therewith to deliver the amount of the Successful Bidder's cash bid to the Trustee by wire transfer of immediately available funds to an account specified by the Trustee no later than 10:00 a.m. New York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

     (e) Upon the assignment and acceptance of the servicing rights hereunder to and by the Successful Bidder and receipt of such cash bid, the Trustee shall remit or cause to be remitted to the terminated Master Servicer the amount of such cash bid received from the Successful Bidder (net of all out-of-pocket expenses incurred in connection with obtaining such bid and transferring servicing) by wire transfer of immediately available funds to an account

                                     -213-

specified by the terminated Master Servicer no later than 1:00 p.m. New York
City time on the date specified for the assignment and assumption of the servicing rights hereunder.

     (f) If the Successful Bidder has not entered into this Agreement as successor Master Servicer within 30 days after the termination of the Master
Servicer hereunder or no Successful Bidder was identified within such 30-day period, the Trustee shall have no further obligations under Section 8.29(c) and may act or may select another successor to act as Master Servicer hereunder in accordance with Section 8.29(b).

     (g) Notwithstanding anything to the contrary in this Section 8.29, the successor master servicer must assume all of the obligations of the terminated
Master Servicer under the Primary Servicing Agreement as a condition precedent to its becoming Master Servicer hereunder.

     For purposes of the foregoing provisions of Section 8.29(c), the phrase
"rights to service" shall be construed to exclude those servicing rights and duties as to which Wells Fargo Bank, National Association has made an election for the execution of a primary servicing agreement as contemplated by Section
8.28(b).

     SECTION 8.30 Operating Adviser Contact with Master Servicer and Special
Servicer.

     No less often than on a monthly basis or as agreed upon by the Master
Servicer and the Operating Adviser, each of the Master Servicer and the Special
Servicer shall, without charge, make a Servicing Officer available to answer questions from the Operating Adviser regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which the Master Servicer or the
Special Servicer, as the case may be, is responsible. The Primary Servicer shall make a Servicing Officer available on any such call to answer questions from the
Operating Adviser regarding the Mortgage Loans and/or REO Properties that it services.

     SECTION 8.31 CERTAIN MATTERS WITH RESPECT TO THE CIRCLE K PORTFOLIO POD
MORTGAGE LOANS.

     Notwithstanding Section 5 of the Promissory Notes for each of the Circle K
Portfolio Pod Mortgage Loans, which provides that certain conditions relating to the release and substitution of the Mortgaged Properties securing the Circle K
Portfolio Pod Mortgage Loans may be waived by the lender in its discretion, neither the Master Servicer nor the Special Servicer shall waive any such condition unless such waiver would not cause the release or substitution to constitute a "significant modification" for purposes of Treasury Regulation
Section 1.860G-2(b).

                                   ARTICLE IX

           ADMINISTRATION AND SERVICING OF SPECIALLY SERVICED MORTGAGE
                           LOANS BY SPECIAL SERVICER

     SECTION 9.1 DUTIES OF SPECIAL SERVICER.

                                     -214-

     (a) Subject to the express provisions of this Agreement, for and on behalf of the Trust and for the benefit of the Certificateholders as a whole, and, solely as it relates to any A/B Mortgage Loan, for the benefit of the holder of the related B Note and, solely as it relates to any Loan Pair, for the benefit of the holder of the related Serviced Companion Mortgage Loan, the Special
Servicer shall service the Specially Serviced Mortgage Loans and manage the related REO Properties in accordance with the Servicing Standard and the terms of this Agreement. Certain of the provisions of this Article IX make explicit reference to their applicability to Mortgage Loans, any Serviced Companion
Mortgage Loan and any B Note; notwithstanding such explicit references, references in this Article IX to "Mortgage Loans" shall be construed, unless otherwise specified, to refer also to such B Note and such Serviced Companion
Mortgage Loan (but any other terms that are defined in Article I and used in this Article IX shall be construed according to such definitions without regard to this sentence).

     (b) The Special Servicer shall cooperate with the Master Servicer and provide the Master Servicer with the information reasonably requested by the
Master Servicer, in writing, to the extent required to allow the Master Servicer to perform its servicing obligations with respect to the Specially Serviced
Mortgage Loans hereunder; provided, however, that (i) the Special Servicer shall not be required to produce any ad hoc reports or incur any unusual expense or effort in connection therewith and (ii) if the Special Servicer elects to provide such ad hoc reports, the Special Servicer may require the Master
Servicer to pay a reasonable fee to cover the costs of the preparation thereof.
The Special Servicer's obligations with respect to the servicing of any
Specially Serviced Mortgage Loan and any related REO Properties shall terminate when such Specially Serviced Mortgage Loan has become a Rehabilitated Mortgage
Loan, unless and until another Servicing Transfer Event with respect to such
Rehabilitated Mortgage Loan occurs.

     (c) The Special Servicer shall send a written notice to the Master
Servicer, the Operating Adviser and the Paying Agent within two Business Days after becoming aware that a Mortgage Loan has become a Rehabilitated Mortgage
Loan, which notice shall identify the applicable Mortgage Loan. Upon the receipt of such notice by the Master Servicer and the Paying Agent, such Mortgage Loan shall become a Rehabilitated Mortgage Loan and will be serviced by the Master
Servicer.

     (d) Upon the occurrence of a Servicing Transfer Event with respect to a
Mortgage Loan and upon the reasonable request of the Special Servicer, the
Master Servicer shall mark its records for such Mortgage Loan to cause any monthly statements for amounts due on such Mortgage Loan to be sent thereafter to the Special Servicer rather than the related Mortgagor. Upon receipt of any such monthly statement, the Special Servicer shall, within two Business Days, advise the Master Servicer of any changes to be made, and return the monthly statement to the Master Servicer. The Master Servicer shall thereafter promptly send the corrected monthly statement to the Mortgagor. If a Mortgage Loan becomes a Rehabilitated Mortgage Loan, the Master Servicer shall send the monthly statement to the Mortgagor as it did before such Mortgage Loan became a
Specially Serviced Mortgage Loan.

     (e) All amounts collected by the Master Servicer with respect to a
Specially Serviced Mortgage Loan (other than a Mortgage Loan that has become an
REO Mortgage Loan and a Specially Serviced Mortgage Loan that is a B Note or
Serviced Companion Mortgage Loan) shall be deposited in the Certificate Account, and all amounts collected by the Master Servicer with respect to a Specially
Serviced Mortgage Loan that is a B Note shall be deposited

                                     -215-

in the related A/B Loan Custodial Account and all amounts collected by the
Master Servicer with respect to a Specially Serviced Mortgage Loan that is a
Serviced Companion Mortgage Loan shall be deposited in the related Serviced
Companion Mortgage Loan Custodial Account. The Master Servicer shall within three Business Days after receipt of any such payment, notify the Special
Servicer of the receipt of such payment and the amount thereof. The Special
Servicer shall, within one Business Day thereafter, instruct the Master Servicer in writing how to apply such payment (with the application of such payments to be made in accordance with the related Mortgage Loan documents (including the related Intercreditor Agreement, if any) or in accordance with this Agreement, as applicable).

     (f) After the occurrence of any Servicing Transfer Event with respect to any one or more Mortgage Loans that are the subject of any Environmental
Insurance Policy, (i) the Special Servicer shall monitor the dates by which any claim must be made or action must be taken under such Environmental Insurance
Policy to achieve the payment of all amounts thereunder to which the Trust is entitled in the event the Special Servicer has actual knowledge of any event giving rise to a claim under such Environmental Insurance Policy (an "Insured
Environmental Event") and (ii) if the Special Servicer has actual knowledge of an Insured Environmental Event with respect to such Mortgage Loan, the Special
Servicer shall take reasonable actions as are in accordance with the Servicing
Standard and the terms and conditions of the related Environmental Insurance
Policy to make a claim thereunder and achieve the payment of all amounts to which the Trust is entitled thereunder. Any legal fees or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim shall be paid by, and reimbursable to, the Master Servicer (of if applicable, the Special Servicer) as a Servicing Advance. All extraordinary expenses (but not ordinary and routine or anticipated expenses) incurred by the
Special Servicer in fulfilling its obligations under this Section 9.1 shall be paid by the Trust.

     SECTION 9.2 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY OF
SPECIAL SERVICER. The Special Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions Insurance Policy.
The Servicer Errors and Omissions Insurance Policy and Servicer Fidelity Bond
shall be issued by a Qualified Insurer (unless the Special Servicer self insures as provided below) and be in form and amount consistent with the Servicing
Standard. In the event that any such Servicer Errors and Omissions Insurance
Policy or Servicer Fidelity Bond ceases to be in effect, the Special Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term rating of the Special Servicer is not less than two rating categories (ignoring pluses or minuses) lower than the highest rating of the
Certificates, but in any event not less than "A" as rated by Fitch and "A" as rated by S&P, the Special Servicer may self-insure for the Servicer Fidelity
Bond and the Servicer Errors and Omissions Insurance Policy.

     SECTION 9.3 SUB-SERVICERS. The Special Servicer shall have the right to use a Sub-Servicer on the same terms and conditions as those set forth in Section
8.4 for a Sub-Servicer of the Master Servicer. The Special Servicer shall notify the Master Servicer, Trustee and solely as it relates to any A/B Mortgage Loan, the holder of the related B Note, and solely as it relates to any Loan Pair, the holder of the related Serviced Companion Mortgage Loan, of the appointment of any Sub-Servicer of the Special Servicer. The Special Servicer shall not enter

                                     -216-

into future sub-servicing contracts unless (a) the Rating Agencies have confirmed in writing that entering into any such contract will not result in a qualification, downgrade, or withdrawal of the then current ratings on the
Certificates or (b) the sub-servicing contract relates to a Mortgage Loan(s)
(along with any Mortgage Loans previously sub-serviced in accordance with this section) that represent less than 25% of the outstanding principal balance of all Specially Serviced Mortgage Loans.

     SECTION 9.4 SPECIAL SERVICER GENERAL POWERS AND DUTIES.

     (a) Subject to the other terms and provisions of this Agreement (and, in the case of any Non-Serviced Mortgage Loan, subject to the servicing of such
Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer), the
Special Servicer is hereby authorized and empowered when the Special Servicer believes it appropriate in accordance with the Servicing Standard, to take any and all the actions with respect to Specially Serviced Mortgage Loans which the
Master Servicer may perform as set forth in Section 8.3(a), including (i) to execute and deliver, on behalf of itself or the Trust (or holder of a B Note or
Serviced Companion Mortgage Loan, as applicable), any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Specially Serviced Mortgage
Loans and with respect to the related REO Properties and (ii) to effectuate foreclosure or other conversion of the ownership of any REO Property securing a
Mortgage Loan. The Trustee shall execute on the Closing Date a Power of Attorney in the form of Exhibit S-2 hereto and shall furnish the Special Servicer from time to time, upon request, with any additional powers of attorney of the Trust, empowering the Special Servicer to take such actions as it determines to be reasonably necessary to comply with its servicing, administrative and management duties hereunder, and the Trustee shall execute and deliver or cause to be executed and delivered such other documents as a Special Servicing Officer may request, that are necessary or appropriate to enable the Special Servicer to service, administer and manage the Specially Serviced Mortgage Loans and carry out its duties hereunder, in each case as the Special Servicer determines is in accordance with the Servicing Standard and the terms of this Agreement;
provided, that, prior to initiating any proceedings in any court of law or equity (but not defending any proceedings in any court of law or equity) or instituting any proceeding to foreclose on any Mortgaged Property in the name of the Trust in any state, the Special Servicer shall notify the Trustee in writing and not institute or initiate any such proceedings for a period of five Business
Days from the date of its delivery of such notice to the Trustee, unless the
Special Servicer reasonably believes that such action should be taken in less than five Business Days to preserve the property of the Trust for the benefit of
Certificateholders, and the Trustee may within five Business Days of its receipt of such notice advise the Special Servicer that it has received an Opinion of
Counsel (the cost of which shall be an expense of the Trust) from an attorney duly licensed to practice law in the state where the related Mortgaged Property or REO Property is located, that it is likely that the laws of the state in which said action is to be taken either prohibit such action if taken in the name of the Trust or that the Trust would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name;
provided, further, that the Special Servicer shall not be liable to the extent that it relies on the advice provided in such Opinion of Counsel. Upon receipt of any such advice from the Trustee, the Special Servicer shall take such action in the name of such Person or Persons, in trust for the Trust (or holder of a B
Note or Serviced Companion Mortgage Loan, if applicable), as shall be consistent with the Opinion of Counsel obtained by the Trustee. Such Person or

                                     -217-

Persons shall acknowledge in writing that such action is being taken by the
Special Servicer in the name of the Trust (or holder of a B Note or the Serviced
Companion Mortgage Loan, if applicable). In the performance of its duties hereunder, the Special Servicer shall be an independent contractor and shall not, except in those instances where it is, after notice to the Trustee as provided above, taking action in the name of the Trust (or holder of a B Note or the Serviced Companion Mortgage Loan, if applicable), be deemed to be the agent of the Trust (or holder of a B Note or the Serviced Companion Mortgage Loan, as
applicable). The Special Servicer shall indemnify the Trustee for any loss, liability or reasonable expense (including attorneys' fees) incurred by the
Trustee or any director, officer, employee, agent or Controlling Person of it or its affiliates in connection with any negligent or intentional misuse of the foregoing powers of attorney furnished to the Special Servicer by the Trustee.
Such indemnification shall survive the resignation or termination of the Special
Servicer hereunder, the resignation or termination of the Trustee and the termination of this Agreement. The Special Servicer shall not have any responsibility or liability for any act or omission of the Trustee, the Master
Servicer or the Depositor that is not attributable to the failure of the Special
Servicer to perform its obligations hereunder. The Special Servicer may conclusively rely on any advice of counsel rendered in a Nondisqualification
Opinion.

     (b) In servicing and administering the Specially Serviced Mortgage Loans and managing any related REO Properties, the Special Servicer shall employ procedures consistent with the Servicing Standard. The Special Servicer shall conduct, or cause to be conducted, inspections, at its own expense, of the
Mortgaged Properties relating to Specially Serviced Mortgage Loans at such times and in such manner as shall be consistent with the Servicing Standard; provided, that the Special Servicer shall conduct, or cause to be conducted, inspections of the Mortgaged Properties relating to Specially Serviced Mortgage Loans at least once during each twelve-month period that ends on June 30 of any calendar year (commencing with the twelve-month period ending June 30, 2006); provided further that the Special Servicer shall, at the expense of the Trust, inspect or cause to be inspected each Mortgaged Property related to a Mortgage Loan that is delinquent for sixty (60) days in the payment of any amounts due under such
Mortgage Loan. The Special Servicer shall provide to the Master Servicer (who shall provide, solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note, and solely as it relates to any Loan Pair, to the holder of the related Serviced Companion Mortgage Loan) and the Operating Adviser copies of the Inspection Reports relating to such inspections as soon as practicable after the completion of any inspection.

     (c) Pursuant to the related Loan Pair Intercreditor Agreement, each owner of a Serviced Companion Mortgage Loan has agreed that the Master Servicer and the Special Servicer are authorized and obligated to service and administer such
Serviced Companion Mortgage Loan pursuant to this Agreement.

     (d) Pursuant to the related Loan Pair Intercreditor Agreement, each owner of a Serviced Companion Mortgage Loan has agreed that the Master Servicer and the Special Servicer are authorized and obligated to service and administer such
Serviced Companion Mortgage Loan pursuant to this Agreement. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that the Special Servicer's obligations and responsibilities hereunder and the
Special Servicer's authority with respect to a Serviced Pari Passu Mortgage Loan are limited by and subject to the terms of the related Loan Pair Intercreditor
Agreement. At such time when the related Serviced Companion Mortgage Loan is

                                     -218-

deposited into a different commercial mortgage securitization (the "Other
Securitization"), the Special Servicer shall be required to consult with the special servicer of the Other Securitization (the "Other Special Servicer") in
respect thereof, and shall provide the Other Special Servicer with an opportunity to review any proposed action to be taken in respect thereof. The
Other Special Servicer and the operating adviser of the Other Securitization
(the "Other Operating Adviser") shall have such opportunity to consult with the
Special Servicer for a period from the date of receipt of the Special Servicer's written description of its proposed action through (but excluding) the fifth
Business Day following the date of receipt (the "Initial Review Period"). The
Special Servicer shall implement its written proposal if the Other Special
Servicer (in consultation with the Other Operating Adviser) does not disapprove the proposed action within the Initial Review Period, unless the Special
Servicer has been directed to do otherwise by the Operating Adviser (in which event the Special Servicer shall advise the Other Special Servicer of such alternate course of action). If the Other Special Servicer (in consultation with the Other Operating Adviser) disagrees with any aspect of the written proposal and, after consulting with the Special Servicer during the Initial Review
Period, is unable to reach agreement on the proper course of action and notifies the Special Servicer of its disagreement in writing, then the Other Special
Servicer shall be entitled to an additional period of five Business Days (the
"Additional Review Period") to continue its discussions with the Special
Servicer and the Operating Adviser. If the Other Special Servicer and the
Special Servicer agree on a revised course of action within the Initial Review
Period or the Additional Review Period, then the Special Servicer shall revise the written proposal to reflect the agreed upon revised course of action and shall implement that course of action. If the Other Special Servicer and the
Special Servicer are unable to agree on the appropriate course of action by the end of the Additional Review Period, then the Special Servicer shall decide, in accordance with the Servicing Standard set forth in this Agreement, what course of action to follow. If an Event of Default has occurred and is continuing with respect to the Special Servicer under this Agreement, which Event of Default does not relate to any Mortgage Loan other than the related Loan Pair, then the trustee under the pooling and servicing agreement relating to the Other
Securitization (the "Other Pooling and Servicing Agreement") shall be entitled to direct the Trustee to (a) terminate the defaulting Special Servicer solely with respect to the related Loan Pair and (b) appoint a successor Special
Servicer that meets the eligibility requirements of the Other Pooling and
Servicing Agreement and this Agreement. In such event, the trustee under the
Other Pooling and Servicing Agreement shall exercise its rights set forth in the preceding sentence at the direction of the certificateholders holding at least
25% of the certificate balance of the certificates issued under the Other
Securitization or the Other Operating Adviser. The replacement of the Special
Servicer with respect to a Loan Pair, as contemplated above, will in any event be subject to obtaining Rating Agency Confirmation hereunder and any required
Rating Agency Confirmation with respect to the certificates by the trustee under the Other Pooling and Servicing Agreement.

     (e) Pursuant to the applicable Non-Serviced Mortgage Loan Intercreditor
Agreement, the owners of a Non-Serviced Mortgage Loan have agreed that such owner's rights in, to and under such Non-Serviced Mortgage Loan are subject to the servicing and all other rights of the applicable Non-Serviced Mortgage Loan
Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer and such Non-Serviced Mortgage Loan Master Servicer and Non-Serviced Mortgage
Loan Special Servicer are authorized and obligated to service and administer such Non-Serviced Mortgage Loan pursuant to the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that the Special Servicer's obligations and

                                     -219-

responsibilities hereunder and the Special Servicer's authority with respect to any Non-Serviced Mortgage Loan are limited by and subject to the terms of the applicable Non-Serviced Mortgage Loan Intercreditor Agreement and the rights of the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable
Non-Serviced Mortgage Loan Special Servicer with respect thereto under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement. The Special
Servicer shall take such actions as it shall deem reasonably necessary to facilitate the servicing of any Non-Serviced Mortgage Loan by the applicable
Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced
Mortgage Loan Special Servicer including, but not limited to, delivering appropriate Requests for Release to the Trustee and Custodian (if any) in order to deliver any portion of the related Mortgage File to the applicable
Non-Serviced Mortgage Loan Master Servicer or applicable Non-Serviced Mortgage
Loan Special Servicer under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

     SECTION 9.5 "DUE-ON-SALE" CLAUSES; ASSIGNMENT AND ASSUMPTION AGREEMENTS;
MODIFICATIONS OF SPECIALLY SERVICED MORTGAGE LOANS; DUE-ON-ENCUMBRANCE CLAUSES.

     Subject to the limitations of Section 12.3, the Special Servicer shall have the following duties and rights:

     (a) If any Specially Serviced Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

          (i) provides that such Specially Serviced Mortgage Loan shall (or may at the Mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or ownership interest in the related Mortgagor, or

          (ii) provides that such Specially Serviced Mortgage Loan may not be assumed, or ownership interests in the related Mortgagor may not be transferred, without the consent of the related mortgagee in connection with any such sale or other transfer,

then, the Special Servicer, on behalf of the Trust, shall, after consultation with the Operating Adviser and in accordance with the REMIC Provisions, take such actions as it deems to be in the best economic interest of the Trust in accordance with the Servicing Standard, and may waive or enforce any due-on-sale clause contained in the related Mortgage Note or Mortgage; provided, however, that if the Principal Balance of such Mortgage Loan at such time equals or exceeds 5% of the Aggregate Certificate Balance or exceeds $35,000,000 or is one of the then current top 10 loans (by Principal Balance) in the pool, then prior to waiving the effect of such provision, the Special Servicer shall obtain
Rating Agency Confirmation regarding such waiver. In connection with the request for such consent, the Special Servicer shall prepare and deliver to Fitch and
S&P a memorandum outlining its analysis and recommendation in accordance with the Servicing Standard, together with copies of all relevant documentation. The
Special Servicer shall also prepare and provide Fitch and S&P with such memorandum and documentation for all transfer and assumption consents granted for Mortgage Loans below the threshold set forth above (and, in the case of encumbrances, the threshold set forth in Section 9.5(i)), but for which the
Special Servicer's decision will be sufficient and a Rating Agency Confirmation is not required. As to any Mortgage Loan that is not a Specially Serviced
Mortgage Loan and contains a provision in

                                     -220-

the nature of a "due-on-sale" clause, the Special Servicer shall have the rights and duties set forth in Section 8.7(b). The Special Servicer shall be entitled to 100% of all assumption fees in connection with Specially Serviced Mortgage
Loans.

     After notice to the Operating Adviser, the Special Servicer is also authorized to take or enter into an assignment and assumption agreement from or with the Person to whom such property has been or is about to be conveyed, and/or to release the original Mortgagor from liability upon the Specially
Serviced Mortgage Loan and substitute the new Mortgagor as obligor thereon;
provided, that except as otherwise permitted by Section 9.5(c), any such assignment and assumption or substitution agreement shall contain no terms that could result in an Adverse REMIC Event. To the extent permitted by law, the
Special Servicer shall enter into an assumption or substitution agreement that is required under the related Mortgage Loan documents (either as a matter of right or upon satisfaction of specified conditions) and shall otherwise enter into any assumption or substitution agreement only if the credit status of the prospective new mortgagor and the underwriting of the new mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or servicing standards and criteria. The Special Servicer shall notify the
Master Servicer of any such assignment and assumption or substitution agreement and the Special Servicer shall forward to the Trustee the original of such agreement, which original shall be added by the Trustee to the related Mortgage
File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     (b) In connection with any assignment and assumption of a Specially
Serviced Mortgage Loan, in no event shall the Special Servicer consent to the creation of any lien on a Mortgaged Property that is senior to, or on a parity with, the lien of the related Mortgage. Nothing in this Section 9.5 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assignment and assumption of a Specially Serviced Mortgage
Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged
Property.

     (c) Subject to the Servicing Standard and Sections 9.39 and 9.40, and the
rights and duties of the Master Servicer under Section 8.18, the Special
Servicer may enter into any modification, waiver or amendment (including, without limitation, the substitution or release of collateral or the pledge of additional collateral) of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium, (ii) reduce the amount of the Scheduled
Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced
Mortgage Loan, (iv) extend the Maturity Date of any Specially Serviced Mortgage
Loan and/or (v) accept a principal prepayment on any Specially Serviced Mortgage
Loan during any period during which voluntary Principal Prepayments are prohibited, provided, in the case of any such modification, waiver or amendment, that (A) the related Mortgagor is in default with respect to the Specially
Serviced Mortgage Loan or, in the reasonable judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the reasonable judgment of the
Special Servicer, such modification, waiver or amendment would result in a recovery that would equal or exceed the recovery, from liquidation, on the
Specially Serviced Mortgage Loan to Certificateholders, the holder of the related Serviced Companion

                                     -221-

Mortgage Loan and the holder of the related B Note (as a collective whole) on a net present value basis (the relevant discounting of amounts that will be distributable to Certificateholders, the holder of the related Serviced
Companion Mortgage Loan and the holder of the related B Note (as a collective whole) to be performed at the related Mortgage Rate or such other discount rate reasonably assigned by the Special Servicer in accordance with the Servicing
Standard that is no less than the Mortgage Rate (or, in the case of an A/B
Mortgage Loan, such discounting to be performed at a rate no less than the weighted average of the Mortgage Rate and the stated mortgage rate on the B
Note)), (C) such modification, waiver or amendment would not cause an Adverse
REMIC Event (including with respect to any securities evidencing interests in any A Note or any B Note) to occur or adversely affect the tax status of the B
Note Trust, and (D) if notice to the Operating Adviser of such modification, waiver or amendment is required pursuant to Section 9.39, the Special Servicer has made such notice. The Special Servicer, with respect to any B Note and any
Serviced Companion Mortgage Loan that is a Specially Serviced Mortgage Loan, shall notify the holder of the B Note and the Serviced Companion Mortgage Loan,
as applicable, of any modification of the monthly payments of an A/B Mortgage
Loan or a Loan Pair, as the case may be, and such monthly payments shall be allocated in accordance with the related Intercreditor Agreement or Loan Pair
Intercreditor Agreement, as applicable.

     In no event, however, shall the Special Servicer (i) extend the Maturity
Date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date or (ii) if the Specially Serviced Mortgage
Loan is secured by a ground lease, extend the Maturity Date of such Specially
Serviced Mortgage Loan unless the Special Servicer gives due consideration to the remaining term of such ground lease. The Special Servicer shall not extend the Maturity Date of any Mortgage Loan secured by a Mortgaged Property covered by a group secured creditor impaired property environmental insurance policy for more than five years beyond such Mortgage Loan's Maturity Date unless a new
Phase I Environmental Report indicates that there is no environmental condition or the Mortgagor obtains, at its expense, an extension of such policy on the same terms and conditions to cover the period through five years past the extended Maturity Date, provided that, (i) if such Mortgage Loan is secured by a ground lease, the Special Servicer shall give due consideration to the remaining term of the ground lease and (ii) in no case shall the Maturity Date of any such
Mortgage Loan be extended past a date that is two years prior to the Rated Final
Distribution Date.

     The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph of this Section 9.5(c) shall be evidenced by an
Officer's Certificate certifying the information in the proviso to the first paragraph under this subsection (c).

     (d) In the event the Special Servicer intends to permit a Mortgagor to substitute collateral for all or any portion of a Mortgaged Property pursuant to
Section 9.5(c) or pledge additional collateral for the Mortgage Loan pursuant to
Section 9.5(c), if the security interest of the Trust, the holder of any
Serviced Companion Mortgage Loan or the holder of any B Note in such collateral would be perfected by possession, or if such collateral requires special care or protection, then prior to agreeing to such substitution or addition of collateral, the Special Servicer shall make arrangements for such possession, care or protection, and prior to agreeing to such substitution or addition of collateral (or such arrangement for possession, care or protection) shall obtain the prior written consent of the Trustee with respect thereto (which consent shall not be unreasonably withheld, delayed or conditioned); provided, however, that the Trustee shall not be required (but has the option) to consent to any substitution or addition of collateral or to hold

                                     -222-

any such collateral which will require the Trustee to undertake any additional duties or obligations or incur any additional expense. Notwithstanding the foregoing, the Special Servicer will not permit a Mortgagor to substitute collateral for any portion of the Mortgaged Property pursuant to Section 9.5(c)
unless it shall have received a Rating Agency Confirmation in connection therewith, the costs of which to be payable by the related Mortgagor to the extent provided for in the Mortgage Loan documents. If the Mortgagor is not required to pay for the Rating Agency Confirmation, then such expense will be paid by the Trust. The parties hereto acknowledge that if the Trust incurs any
Additional Trust Expense associated solely with the release of collateral that is not required to be paid by a Mortgagor pursuant to the related Mortgage Loan documents (and such Additional Trust Expense is not paid by the Mortgagor), including, but not limited to, rating agency fees, then the sole obligation of the related Seller shall be to pay an amount equal to such expense to the extent the related Mortgagor is not required to pay them. Promptly upon receipt of notice of such unpaid expense, regarding a Specially Serviced Mortgage Loan, the
Special Servicer shall request the related Seller to make such payment by deposit to the Certificate Account.

     (e) The Special Servicer will promptly deliver to the Master Servicer, the
Operating Adviser, the Trustee, the Paying Agent, the Rating Agencies (and,
solely with respect to an A/B Mortgage Loan, the related B Note Holder) a notice, specifying any assignments and assumptions, modifications, waivers or amendments executed pursuant to this Section 9.5, such notice identifying the affected Specially Serviced Mortgage Loan. Such notice shall set forth the reasons for such waiver, modification, or amendment (including, but not limited to, information such as related income and expense statements, rent rolls, occupancy status, property inspections, and an internal or external appraisal performed in accordance with MAI standards and methodologies (and, if done externally, the cost of such appraisal shall be recoverable as a Servicing
Advance subject to the provisions of Section 4.4 hereof)). The Special Servicer shall also deliver to the Trustee (or the Custodian), for deposit in the related
Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof.

     (f) No fee described in this Section shall be collected by the Special
Servicer from the Mortgagor (or on behalf of the Mortgagor) in conjunction with any consent or any modification, waiver or amendment of the Mortgage Loan if the collection of such fee would cause such consent, modification, waiver or amendment to be a "significant modification" of the Mortgage Note within the meaning of Treasury Regulation Section 1.860G-2(b). Subject to the foregoing, the Special Servicer shall use its reasonable efforts, in accordance with the
Servicing Standard, to collect any modification fees and other expenses connected with a permitted modification of a Mortgage Loan from the Mortgagor.
The inability of the Mortgagor to pay any costs and expenses of a proposed modification shall not impair the right of the Special Servicer, the Master
Servicer or the Trustee to be reimbursed by the Trust for such expenses
(including any cost and expense associated with the Opinion of Counsel referred to in this Section).

     (g) The Special Servicer shall cooperate with the Master Servicer (as provided in Section 8.7) in connection with assignments and assumptions of
Mortgage Loans that are not Specially Serviced Mortgage Loans, and shall be entitled to receive 50% of any assumption fee paid by the related Mortgagor in connection with an assignment and assumption executed pursuant to Section 8.7(a)
and 50% of any assumption fee paid by the related Mortgagor in connection with an assignment and assumption executed pursuant to Section 8.7(b). The Special

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Servicer shall be entitled to 100% of any assumption fee received in connection with a Specially Serviced Mortgage Loan.

     (h) Notwithstanding anything herein to the contrary, (i) the Special
Servicer shall not have any right or obligation to consult with or to seek and/or obtain consent or approval from the Operating Adviser prior to acting, and provisions of this Agreement requiring such shall be of no effect, if the
Operating Adviser resigns or is removed, during the period following such resignation or removal until a replacement is elected and (ii) no advice, direction or objection from or by the Operating Adviser, as contemplated by this
Agreement, may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable good faith judgment would) (A) require or cause the Special Servicer to violate applicable law, the terms of any Mortgage Loan, any provision of this Agreement or the REMIC Provisions, including the Special
Servicer's obligation to act in accordance with the Servicing Standard, (B)
result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust Pool, (C) expose the
Trust, the Depositor, the Master Servicer, the Special Servicer, the Fiscal
Agent, the Paying Agent or the Trustee, or any of their respective Affiliates, officers, directors, employees or agents, to any material claim, suit or liability, or (D) materially expand the scope of the Special Servicer's responsibilities under this Agreement. In addition, the parties hereto acknowledge that with respect to any A/B Mortgage Loan, the rights and powers granted to the Operating Advisor under this Agreement in respect of that
Mortgage Loan shall be limited to the extent set forth in Section 9.37(g).

     (i) If any Specially Serviced Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor; or

          (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor,

then, for so long as such Mortgage Loan is included in the Trust, the Special
Servicer, on behalf of the Trustee as the mortgagee of record, shall exercise
(or, subject to Section 9.5, waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or
(y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard. Prior to waiving the effect of such provision with respect to a Mortgage Loan, the
Special Servicer shall obtain Rating Agency Confirmation regarding such waiver;
provided, however, that such Rating Agency Confirmation shall only be required if the applicable Mortgage Loan (x) represents 2% or more of the Principal
Balance of all of the Mortgage Loans held by the Trust, has a Principal Balance of more than $20,000,000 or is one of the 10 largest Mortgage Loans based on
Principal Balance or (y) has a Loan-to-Value Ratio (which includes the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is greater than or equal to 85% or a Debt Service
Coverage Ratio (which includes debt service on the indebtedness to be secured by such

                                     -224-

additional lien or other encumbrance and any other loans secured by the related
Mortgaged Property or interests in the related Mortgagor) that is less than
1.2x.

     SECTION 9.6 RELEASE OF MORTGAGE FILES.

     (a) Upon becoming aware of the payment in full of any Specially Serviced
Mortgage Loan, or the receipt by the Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, or the complete defeasance of a Mortgage Loan, the Special Servicer will immediately notify the Master Servicer. The Special Servicer shall determine, in accordance with the Servicing Standard, whether an instrument of satisfaction shall be delivered and, if the Special Servicer determines that such instrument should be delivered, the Special Servicer shall deliver written approval of such delivery to the Master Servicer.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Specially Serviced Mortgage Loan or the management of the related REO
Property and in accordance with the Servicing Standard, the Trustee shall execute or cause to be executed such documents as shall be prepared and furnished to the Trustee by a Special Servicing Officer (in form reasonably acceptable to the Trustee) and as are necessary for such purposes. The Trustee or Custodian shall, upon request of the Special Servicer and delivery to the
Trustee or Custodian of a request for release signed by a Special Servicing
Officer substantially in the form of Exhibit C, release the related Mortgage
File to the Special Servicer. After the transfer of servicing with respect to any Specially Serviced Mortgage Loan to the Special Servicer, in accordance with the Servicing Standard, the Master Servicer shall notify, in writing, the
Mortgagor under each Specially Serviced Mortgage Loan transferred to the Special
Servicer, of such transfer.

     (c) The Special Servicer shall send notification in writing, to the Master
Servicer to request any documents and instruments in the possession of the
Master Servicer related to any Specially Serviced Mortgage Loan.

     (d) The Special Servicer shall, with respect to any Rehabilitated Mortgage
Loan, release to the Master Servicer all documents and instruments in the possession of the Special Servicer related to such Rehabilitated Mortgage Loan.
Prior to the transfer of servicing with respect to any Rehabilitated Mortgage
Loan to the Master Servicer in accordance with the Servicing Standard, the
Special Servicer shall notify, in writing, each Mortgagor under such
Rehabilitated Mortgage Loan of such transfer.

     SECTION 9.7 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF SPECIAL SERVICER
TO BE HELD FOR THE TRUSTEE.

     (a) The Special Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Special Servicer as from time to time are required by the terms hereof to be delivered to the
Trustee. Any funds received by the Special Servicer in respect of any Specially
Serviced Mortgage Loan or any REO Property or which otherwise are collected by the Special Servicer as Liquidation Proceeds, Condemnation Proceeds or Insurance
Proceeds in respect of any Specially Serviced Mortgage Loan or any REO Property
shall be transmitted to the Master Servicer within one Business Day of receipt to the Certificate Account, except that if such amounts relate to REO Income, they shall be deposited in

                                     -225-

the REO Account. The Special Servicer shall provide access to information and documentation regarding the Specially Serviced Mortgage Loans to the Trustee,
the Master Servicer, the Fiscal Agent, the Paying Agent, the Operating Adviser
and their respective agents and accountants at any time upon reasonable written request and during normal business hours, provided that the Special Servicer shall not be required to take any action or provide any information that the
Special Servicer determines will result in any material cost or expense to which it is not entitled to reimbursement hereunder or will result in any material liability for which it is not indemnified hereunder; provided further that the
Trustee and the Paying Agent shall be entitled to receive from the Special
Servicer all such information as the Trustee and the Paying Agent shall reasonably require to perform their respective duties hereunder. In fulfilling such a request, the Special Servicer shall not be responsible for determining whether such information is sufficient for the Trustee's, the Master Servicer's, the Fiscal Agent's, the Paying Agent's or the Operating Adviser's purposes.

     (b) The Special Servicer hereby acknowledges that the Trust (and/or the holder of the related B Note, if an A/B Mortgage Loan is involved and/or the holder of the related Serviced Companion Mortgage Loan, if a Loan Pair is involved) owns the Specially Serviced Mortgage Loans and all Mortgage Files
representing such Specially Serviced Mortgage Loans and all funds now or hereafter held by, or under the control of, the Special Servicer that are collected by the Special Servicer in connection with the Specially Serviced
Mortgage Loans (but excluding any Special Servicer Compensation and all other amounts to which the Special Servicer is entitled hereunder); and the Special
Servicer agrees that all documents or instruments constituting part of the
Mortgage Files, and such funds relating to the Specially Serviced Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Special Servicer, shall be held by the Special Servicer for and on behalf of the Trust (or the holder of the related B Note, if an A/B Mortgage
Loan is involved or the holder of the related Serviced Companion Mortgage Loan, if a Loan Pair is involved).

     (c) The Special Servicer also agrees that it shall not create, incur or subject any Specially Serviced Mortgage Loans, or any funds that are required to be deposited in any REO Account to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Specially Serviced Mortgage
Loan or any funds, collected on, or in connection with, a Specially Serviced
Mortgage Loan.

     SECTION 9.8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPECIAL
SERVICER.

     (a) The Special Servicer hereby represents and warrants to and covenants with the Trustee, as of the Closing Date:

          (i) the Special Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, and shall be in compliance with the laws of each State in which any Mortgaged
Property (including any REO Property) which is, or is related to a Specially
Serviced Mortgage Loan is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect the Special Servicer's ability to perform its obligations hereunder in accordance with the terms of this Agreement;

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          (ii) the Special Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. The Special Servicer has duly and validly authorized the execution, delivery and performance by it of this
Agreement and this Agreement has been duly executed and delivered by the Special
Servicer; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the Fiscal Agent, the Paying
Agent and the Master Servicer, evidences the valid and binding obligation of the
Special Servicer enforceable against the Special Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) the execution and delivery of this Agreement by the Special
Servicer, the consummation by the Special Servicer of the transactions contemplated hereby, and the fulfillment of or compliance by the Special
Servicer with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its charter or by-laws or (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this Agreement;

          (iv) no litigation is pending or, to the best of the Special
Servicer's knowledge, threatened, against it, the outcome of which, in the
Special Servicer's reasonable judgment, could reasonably be expected to materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

          (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder.

     (b) It is understood that the representations and warranties set forth in this Section 9.8 shall survive the execution and delivery of this Agreement.

     (c) Any cause of action against the Special Servicer arising out of the breach of any representations and warranties made in this Section shall accrue upon the giving of written notice to the Special Servicer by any of the Trustee, the Master Servicer, the Paying Agent or the Fiscal Agent. The Special Servicer
shall give prompt notice to the Trustee, the Fiscal Agent, the Paying Agent, the
Depositor, the Operating Adviser and the Master Servicer of the occurrence, or the failure to occur, of any event that, with notice, or the passage of time or

                                     -227-

both, would cause any representation or warranty in this Section to be untrue or inaccurate in any respect.

     SECTION 9.9 STANDARD HAZARD, FLOOD AND COMPREHENSIVE GENERAL LIABILITY
INSURANCE POLICIES.

     (a) For all REO Properties (other than REO Properties relating to
Non-Serviced Mortgage Loans), the Special Servicer shall use reasonable efforts, consistent with the Servicing Standard, to maintain with a Qualified Insurer (A)
a Standard Hazard Insurance Policy (that, if the terms of the related Mortgage
Loan documents and the related Mortgage so require, contains no exclusion as to any Act or Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of
2002) which does not provide for reduction due to depreciation in an amount which is not less than the full replacement cost of the improvements of such REO
Property or in an amount not less than the unpaid Principal Balance plus all unpaid interest and the cumulative amount of Servicing Advances (plus Advance
Interest) made with respect to such Mortgage Loan, any related B Note and
Serviced Companion Mortgage Loan, whichever is less, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause and (B)
any other insurance coverage for such REO Property which the related Mortgagor was required to maintain for the related Mortgaged Property under the related
Mortgage, subject, as to earthquake insurance, to the second sentence following this sentence. If the improvements to the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as
having special flood hazards (and flood insurance has been made available), the
Special Servicer shall maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage equal to the lesser of the then outstanding
Principal Balance of the Specially Serviced Mortgage Loan and unpaid Advances
(plus Advance Interest) and the maximum insurance coverage required under such current guidelines. It is understood and agreed that the Special Servicer has no obligation to obtain earthquake or other additional insurance on REO Property, except as required by law or, with respect to insurance other than earthquake insurance, as set forth in clause (B) of the first sentence of this Section
9.9(a) and, nevertheless, at its sole option and at the Trust's expense, it (if required at origination and is available at commercially reasonable rates) may obtain such earthquake insurance. The Special Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to obtain a comprehensive general liability insurance policy for all REO Properties. The Special Servicer shall, to the extent available at commercially reasonable rates (as determined by the Special Servicer in accordance with the Servicing Standard) and to the extent consistent with the Servicing Standard, use its reasonable efforts to maintain a Rent Loss Policy covering revenues for a period of at least twelve months and a comprehensive general liability policy with coverage comparable to prudent lending requirements in an amount not less than $1 million per occurrence. All applicable policies required to be maintained by the Special
Servicer pursuant to this Section 9.9(a) shall name the Trustee as loss payee and be endorsed with a standard mortgagee clause. The costs of such insurance shall be a Servicing Advance, subject to the provisions of Section 4.4 hereof.

     (b) Any amounts collected by the Special Servicer under any insurance policies maintained pursuant to this Section 9.9 (other than amounts to be applied to the restoration or repair of the REO Property) shall be deposited into the applicable REO Account.

                                     -228-

Any cost incurred in maintaining the insurance required hereby for any REO
Property shall be a Servicing Advance, subject to the provisions of Section 4.4 hereof.

     (c) Notwithstanding the above, the Special Servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing
Standard; provided that, the Special Servicer will be required to maintain insurance against property damages resulting from terrorism or similar acts if the terms of the related Mortgage Loan documents so require unless the Special
Servicer determines that (i) such insurance is not available at any rate or (ii)
such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related Mortgaged Property and located in or around the region in which such related Mortgaged Property is located. The Special Servicer shall notify the
Trustee of any such determination.

     (d) The Special Servicer shall conclusively be deemed to have satisfied its obligations as set forth in this Section 9.9 either (i) if the Special Servicer shall have obtained and maintained a master force placed or blanket insurance policy insuring against hazard losses on all of the applicable Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note serviced by it, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers consistent with the Servicing Standard, and provided that such policy is issued by a Qualified Insurer with a minimum claims paying ability rating of at least "A" by Fitch and "A" by S&P or otherwise approved by the Rating Agencies or (ii) if the Special Servicer, provided that the rating of such Person's long-term debt is not less than "A" by Fitch and "A" by S&P, self-insures for its obligations as set forth in the first paragraph of this
Section 9.9. In the event that the Special Servicer shall cause any Mortgage
Loan, Serviced Companion Mortgage Loan and B Note to be covered by such a master force placed or blanket insurance policy, the incremental cost of such insurance allocable to such Mortgage Loan, Serviced Companion Mortgage Loan and B Note
(i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgage Loan is then covered thereby), if not borne by the related
Mortgagor, shall be paid by the Special Servicer as a Servicing Advance, subject to the provisions of Section 4.4 hereof. If such policy contains a deductible clause, the Special Servicer shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 9.9 and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under such master force placed or blanket insurance policy because of such deductible clause to the extent that such deductible exceeds (i) the deductible under the related Mortgage Loan, A/B Mortgage Loan or Serviced Companion Mortgage Loan or
(ii) if there is no deductible limitation required under the Mortgage Loan, A/B
Mortgage Loan or Serviced Companion Mortgage Loan, the deductible amount with respect to insurance policies generally available on properties similar to the related Mortgaged Property which is consistent with the Servicing Standard, and deliver to the Trustee an Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note, the
Special Servicer agrees to present, on its behalf and on behalf of the Trustee, claims under any such master force placed or blanket insurance policy.

     SECTION 9.10 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The Special
Servicer will prepare and present or cause to be prepared and presented on behalf of the Trustee

                                     -229-

all claims under the Insurance Policies with respect to REO Property, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to recover under such policies.
Any proceeds disbursed to the Special Servicer in respect of such policies shall be promptly remitted to the Certificate Account, upon receipt, except for any amounts realized that are to be applied to the repair or restoration of the applicable REO Property in accordance with the Servicing Standard. Any extraordinary expenses (but not ordinary and routine or anticipated expenses)
incurred by the Special Servicer in fulfilling its obligations under this
Section 9.10 shall be paid by the Trust.

     SECTION 9.11 COMPENSATION TO THE SPECIAL SERVICER.

     (a) As compensation for its activities hereunder, the Special Servicer shall be entitled to (i) the Special Servicing Fee, (ii) the Liquidation Fee and
(iii) the Work-Out Fee. Such amounts, if any, collected by the Special Servicer from the related Mortgagor shall be transferred by the Special Servicer to the
Master Servicer within one Business Day of receipt thereof, and deposited by the
Master Servicer in the Certificate Account. The Special Servicer shall be entitled to receive a Liquidation Fee from the Liquidation Proceeds received in connection with a Specially Serviced Mortgage Loan or REO Property. With respect to each REO Mortgage Loan that is a successor to a Mortgage Loan secured by two or more Mortgaged Properties, the reference to "REO Property" in the preceding sentence shall be construed on a property-by-property basis to refer separately to the acquired real property that is a successor to each of such Mortgaged
Properties, thereby entitling the Special Servicer to a Liquidation Fee from the
Liquidation Proceeds received in connection with a final disposition of, and
Condemnation Proceeds received in connection with, each such acquired property as the Liquidation Proceeds related to that property are received. The Special
Servicer shall also be entitled to additional special servicing compensation of an amount equal to the excess, if any, of the aggregate Prepayment Interest
Excess relating to Mortgage Loans which are Specially Serviced Mortgage Loans which have received voluntary Principal Prepayments not from Liquidation
Proceeds or from modifications of Specially Serviced Mortgage Loans for each
Distribution Date over the aggregate Prepayment Interest Shortfalls for such
Mortgage Loans for such Distribution Date. If the Special Servicer resigns or is terminated for any reason, it shall retain the right to receive any Work-Out
Fees payable on Mortgage Loans that became Rehabilitated Mortgage Loans while it acted as Special Servicer and remained Rehabilitated Mortgage Loans at the time of such resignation or termination for so long as such Mortgage Loan remains a
Rehabilitated Mortgage Loan. No servicing compensation of any nature will be allocated to the Oak Tree Village Apartments B Note, or payable by the holder of the Oak Tree Village Apartments B Note, except for Work-Out Fees, Liquidation
Fees (to the extent set forth in the related Intercreditor Agreement) and other
Special Servicer Compensation payable during the period in which the Oak Tree
Village Apartments A/B Mortgage Loan is a Specially Serviced Mortgage Loan or,
with respect to Work-Out Fees, a Rehabilitated Mortgage Loan.

     (b) The Special Servicer shall be entitled to cause the Master Servicer to withdraw (i) from the Certificate Account, the Special Servicer Compensation in
respect of each Mortgage Loan (but not a B Note), (ii) from any Serviced
Companion Mortgage Loan Custodial Account, the Special Servicer Compensation to
the extent related solely to the related Serviced Companion Mortgage Loan and
(iii) from any A/B Loan Custodial Account, the Special Servicer Compensation to
the extent related solely to the related B Note, in the time and manner set forth in Section 5.2 of this Agreement. The Special Servicer shall be required to pay all expenses

                                     -230-

incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as expressly provided in this
Agreement.

     (c) Additional Special Servicer Compensation in the form of net interest or income on any REO Account, assumption fees, extension fees, servicing fees,
Modification Fees, forbearance fees, Late Fees and default interest (net of amounts used to pay Advance Interest) or other usual and customary charges and fees actually received from the Mortgagor in connection with any Specially
Serviced Mortgage Loan shall be retained by the Special Servicer, to the extent not required to be deposited in the Certificate Account pursuant to the terms of this Agreement (other than any such fees payable in connection with any
Non-Serviced Mortgage Loan). The Special Servicer shall also be permitted to receive 50% of all assumption fees collected with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans as provided in Section 8.7(a) and
8.7(b) and 100% of all assumption fees collected with respect to Mortgage Loans that are Specially Serviced Mortgage Loans as provided in Section 9.5(a) (other than any such fees payable in connection with any Non-Serviced Mortgage Loan).
To the extent any component of Special Servicer Compensation is in respect of amounts usually and customarily paid by Mortgagors, the Special Servicer shall use reasonable good faith efforts to collect such amounts from the related
Mortgagor, and to the extent so collected, in full or in part, the Special
Servicer shall not be entitled to compensation for the portion so collected therefor hereunder out of the Trust.

     SECTION 9.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS.

     (a) The Special Servicer, in accordance with the Servicing Standard and subject to Section 9.4(a) and Section 9.36, shall use its reasonable efforts to foreclose upon, repossess or otherwise comparably convert the ownership of
Mortgaged Properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments of such Mortgage Loan, the sale of such Mortgage Loan in accordance with this Agreement or the modification of such Mortgage Loan in accordance with this Agreement. In connection with such foreclosure or other conversion of ownership, the Special Servicer shall follow the Servicing Standard. The foregoing is subject to the proviso that the Special
Servicer shall not request that the Master Servicer make a Servicing Advance for
Liquidation Expenses that would be a Nonrecoverable Advance unless the Special
Servicer determines that such Servicing Advance is in the best interest of the
Certificateholders (and in the case of any A/B Mortgage Loan, the holder of the related B Note and the Trust as a collective whole and in the case of any Loan
Pair, the holder of the related Serviced Companion Mortgage Loan and the Trust as a collective whole).

     (b) The Special Servicer shall not acquire any personal property relating to any Specially Serviced Mortgage Loan pursuant hereto unless either:

          (i) such personal property is incidental to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer;
or

          (ii) the Special Servicer shall have received a Nondisqualification
Opinion (the cost of which shall be reimbursed by the Trust) to the effect that the holding of such

                                     -231-

personal property by any REMIC Pool will not cause the imposition of a tax on any REMIC Pool under the Code or cause any REMIC Pool to fail to qualify as a
REMIC.

     (c) Notwithstanding anything to the contrary in this Agreement, the Special
Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged
Property, if, as a result of any such action the Trust, or any trust that holds a Serviced Companion Mortgage Loan would be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or "operator" of such
Mortgaged Property within the meaning of CERCLA, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party"
thereunder, unless the Special Servicer has also previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Report prepared by a Person (who may be an employee or affiliate of the Master Servicer or the Special Servicer) who regularly conducts environmental site assessments in accordance with the standards of FNMA in the case of multi-family mortgage loans and customary servicing practices in the case of commercial loans for environmental assessments, which report shall be delivered to the Trustee, that:

          (i) such Mortgaged Property is in compliance with applicable
Environmental Laws or, if not, after consultation with an environmental expert that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions;

          (ii) taking such actions as are necessary to bring the Mortgaged
Property in compliance with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than pursuing a claim under the Environmental Insurance Policy; and

          (iii) there are no circumstances or conditions present or threatened at such Mortgaged Property relating to the use, management, disposal or release of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, removal, clean-up or remediation could be required under any federal, state or local law or regulation, or that, if any such materials are present for which such action could be required, after consultation with an environmental expert taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions (after taking into account the projected costs of such actions);
provided, however, that such compliance pursuant to clause (i) and (ii) above or the taking of such action pursuant to this clause (iii) shall only be required to the extent that the cost thereof is a Servicing Advance of the Master
Servicer or the Special Servicer pursuant to this Agreement, subject to the provisions of Section 4.4 hereof.

     (d) The cost of the Phase I Environmental Report contemplated by Section
9.12(c) may be treated as a Liquidation Expense, or in the event the related
Specially Serviced Mortgage Loan is not liquidated and a Final Recovery
Determination has been made with respect to such Specially Serviced Mortgage
Loan, the Master Servicer shall treat such cost as a Servicing Advance subject to the provisions of Section 4.4 hereof; provided that, in the latter event, the
Special Servicer shall use its good faith reasonable business efforts to recover such

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cost from the Mortgagor in connection with the curing of the default under the
Specially Serviced Mortgage Loan.

     (e) If the Special Servicer determines, pursuant to Section 9.12(c), that taking such actions as are necessary to bring any Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, removal, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis than not taking such actions
(after taking into account the projected costs of such actions) or than not pursuing a claim under the Environmental Insurance Policy, then the Special
Servicer shall take such action as it deems to be in the best economic interest of the Trust (and the holder of the related B Note if in connection with an A/B
Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair, taken as a collective whole), including, without limitation, releasing the lien of the related Mortgage. If the Special Servicer determines that a material possibility exists that Liquidation Expenses with respect to Mortgaged Property (taking into account the cost of bringing it into compliance with applicable Environmental Laws) would exceed the Principal
Balance of the related Mortgage Loan, the Special Servicer shall not attempt to bring such Mortgaged Property into compliance and shall not acquire title to such Mortgaged Property unless it has received the written consent of the
Trustee to such action.

     (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of maintaining any action with respect to any Specially Serviced Mortgage Loan, including, without limitation, any action to obtain a deficiency judgment with respect to any Specially
Serviced Mortgage Loan.

     SECTION 9.13 FORECLOSURE. In the event that the Trust obtains, through foreclosure on a Mortgage or otherwise, the right to receive title to a
Mortgaged Property, the Special Servicer, as its agent, shall direct the appropriate party to deliver title to the REO Property to the Trustee or its nominee.

     The Special Servicer may consult with counsel to determine when an
Acquisition Date shall be deemed to occur under the REMIC Provisions with respect to the Mortgaged Property, the expense of such consultation being treated as a Servicing Advance related to the foreclosure, subject to the provisions of Section 4.4 hereof. The Special Servicer, on behalf of the Trust
(and the holder of the related B Note if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair), shall sell the REO Property expeditiously, but in any event within the time period, and subject to the conditions, set forth in Section
9.15. Subject to Section 9.15, the Special Servicer shall manage, conserve, protect and operate the REO Property for the holders of beneficial interests in the Trust (and the holder of the related B Note if in connection with an A/B
Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair) solely for the purpose of its prompt disposition and sale.

     SECTION 9.14 OPERATION OF REO PROPERTY

     (a) The Special Servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own

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funds and general assets and shall establish and maintain with respect to each
REO Property one or more accounts held in trust for the benefit of the
Certificateholders (and the holder of the related B Note if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion Mortgage
Loan if in connection with a Loan Pair) in the name of "LaSalle Bank National
Association, as Trustee for the Holders of Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates Series 2005-TOP19, the holder of any Serviced Companion Mortgage Loan and the holder of any B Note as their interests may appear [name of Property Account]" (each, an "REO Account"), which shall be an Eligible Account. Amounts in any REO Account shall be invested in
Eligible Investments. The Special Servicer shall deposit all funds received with respect to an REO Property in the applicable REO Account within two days of receipt. The Special Servicer shall account separately for funds received or expended with respect to each REO Property. All funds in each REO Account may be invested only in Eligible Investments. The Special Servicer shall notify the
Trustee and the Master Servicer in writing of the location and account number of each REO Account and shall notify the Trustee prior to any subsequent change thereof.

     (b) On or before each Special Servicer Remittance Date, the Special
Servicer shall withdraw from each REO Account and deposit in the Certificate
Account, the REO Income received or collected during the Collection Period immediately preceding such Special Servicer Remittance Date on or with respect to the related REO Properties and reinvestment income thereon; provided, however, that (i) the Special Servicer may retain in such REO Account such portion of such proceeds and collections as may be necessary to maintain in the
REO Account sufficient funds for the proper operation, management and maintenance of the related REO Property, including, without limitation, the creation of reasonable reserves for repairs, replacements, and necessary capital improvements and other related expenses. The Special Servicer shall notify the
Master Servicer of all such deposits (and the REO Properties to which the deposits relate) made into the Certificate Account and (ii) the Special Servicer shall be entitled to withdraw from the REO Account and pay itself as additional
Special Servicing Compensation any interest or net reinvestment income earned on funds deposited in the REO Account. The amount of any losses incurred in respect of any such investments shall be for the account of the Special Servicer which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the REO Account, out of its own funds immediately as realized. If the Special Servicer deposits in any REO Account any amount not required to be deposited therein, it may at any time withdraw such amount from the REO Account, any provision herein to the contrary notwithstanding.

     (c) If the Trust acquires the Mortgaged Property, the Special Servicer shall have full power and authority, in consultation with the Operating Adviser, and subject to the specific requirements and prohibitions of this Agreement and any applicable consultation rights of the holder of the related B Note relating to an A/B Mortgage Loan, to do any and all things in connection therewith as are consistent with the Servicing Standard, subject to the REMIC Provisions, and in such manner as the Special Servicer deems to be in the best interest of the
Trust (and in the case of any A/B Mortgage Loan, the holder of the related B
Note and the Trust as a collective whole and in the case of any Loan Pair, the holder of the related Serviced Companion Mortgage Loan and the Trust as a collective whole), and, consistent therewith, may advance from its own funds to pay for the following items (which amounts shall be reimbursed by the Master
Servicer or the Trust subject to Sections 4.4 in accordance with Section
4.6(e)), to the extent such amounts cannot be paid from REO Income:

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          (i) all insurance premiums due and payable in respect of such REO
Property;

          (ii) all real estate taxes and assessments in respect of such REO
Property that could result or have resulted in the imposition of a lien thereon;
and

          (iii) all costs and expenses necessary to maintain, operate, lease and sell such REO Property (other than capital expenditures).

     (d) The Special Servicer may, and to the extent necessary to (i) preserve the status of the REO Property as "foreclosure property" under the REMIC
Provisions or (ii) avoid the imposition of a tax on "income from nonpermitted assets" within the meaning of the REMIC Provisions, shall contract with any
Independent Contractor for the operation and management of the REO Property, provided that:

          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

          (ii) the terms of such contract shall be consistent with the provisions of Section 856 of the Code and Treasury Regulation Section
1.856-4(b)(5);

          (iii) only to the extent consistent with (ii) above, any such contract shall require, or shall be administered to require, that the Independent
Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such Mortgaged Property underlying the REO Property and (B) deposit on a daily basis all amounts payable to the Trust in accordance with the contract between the Trust and the Independent Contractor in an
Eligible Account;

          (iv) none of the provisions of this Section 9.14 relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trustee with respect to the operation and management of any such REO
Property;

          (v) if the Independent Contractor is an Affiliate of the Special
Servicer, the consent of the Operating Adviser and a Nondisqualification Opinion
must be obtained; and

          (vi) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

     The Special Servicer shall be entitled to enter into any agreement with any
Independent Contractor performing services for the Trust (and, if applicable, the holder of a B Note or a Serviced Companion Mortgage Loan) pursuant to this subsection (d) for indemnification of the Special Servicer by such Independent
Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. All fees of the Independent Contractor (other than fees paid for performing services within the ordinary duties of a Special Servicer which shall be paid by the Special Servicer) shall be paid from the income derived from the REO Property. To the extent that the income from the REO
Property is insufficient, such

                                     -235-

fees shall be advanced by the Master Servicer or the Special Servicer as a
Servicing Advance, subject to the provisions of Section 4.4 and Section 4.6(e)
hereof.

     (e) Notwithstanding any other provision of this Agreement, the Special
Servicer shall not rent, lease, or otherwise earn income on behalf of the Trust or the beneficial owners thereof with respect to REO Property which might cause the REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (without giving effect to the final sentence thereof) or result in the receipt by any REMIC of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless (i) the Trustee and the Special Servicer have received an Opinion of
Counsel (at the Trust's sole expense) to the effect that, under the REMIC
Provisions and any relevant proposed legislation, any income generated for REMIC
I by the REO Property would not result in the imposition of a tax upon REMIC I or (ii) in accordance with the Servicing Standard, the Special Servicer determines the income or earnings with respect to such REO Property will offset any tax under the REMIC Provisions relating to such income or earnings and will maximize the net recovery from the REO Property to the Certificateholders. The
Special Servicer shall notify the Trustee, the Paying Agent and the Master
Servicer of any election by it to incur such tax, and the Special Servicer (i)
shall hold in escrow in an Eligible Account an amount equal to the tax payable thereby from revenues collected from the related REO Property, (ii) provide the
Paying Agent with all information for the Paying Agent to file the necessary tax returns in connection therewith and (iii) upon request from the Paying Agent, pay from such account to the Paying Agent the amount of the applicable tax. The
Paying Agent shall file the applicable tax returns based on the information supplied by the Special Servicer and pay the applicable tax from the amounts collected by the Special Servicer.

     Subject to, and without limiting the generality of the foregoing, the
Special Servicer, on behalf of the Trust, shall not:

          (i) permit the Trust to enter into, renew or extend any New Lease with respect to the REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

          (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on the REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

          (iv) Directly Operate, other than through an Independent Contractor, or allow any other Person to Directly Operate, other than through an Independent
Contractor, the REO Property on any date more than 90 days after the Acquisition
Date; unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel at the Trust's sole expense to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property"
within the meaning of Section 860G(a)(8) of the Code (without giving

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effect to the final sentence thereof) at any time that it is held by the applicable REMIC Pool, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

     (f) Notwithstanding any other provision of this Agreement, the Special
Servicer shall not have any obligations with respect to an REO Property that relates to a Mortgaged Property that secures a Non-Serviced Mortgage Loan and all references to the Special Servicer's obligations in this Agreement with respect to "REO Property" shall exclude any such Mortgaged Property that secures a Non-Serviced Mortgage Loan.

     SECTION 9.15 SALE OF REO PROPERTY.

     (a) In the event that title to any REO Property is acquired by the Trust in respect of any Specially Serviced Mortgage Loan, the deed or certificate of sale shall be issued to the Trust, the Trustee or to its nominees. The Special
Servicer, after notice to the Operating Adviser, shall use its reasonable best efforts to sell any REO Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders (and with respect to a Serviced Companion Mortgage Loan or a B Note, for the holders of such loans, as a collective whole), but in no event later than the end of the third calendar year following the end of the year of its acquisition, and in any event prior to the Rated Final Distribution Date or earlier to the extent necessary to comply with REMIC provisions, unless (i) the Trustee, on behalf of the applicable REMIC
Pool, has been granted an extension of time (an "Extension") (which extension shall be applied for at least 60 days prior to the expiration of the period specified above) by the Internal Revenue Service to sell such REO Property (a copy of which shall be delivered to the Paying Agent upon request), in which case the Special Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than the period specified above as such Extension permits or (ii) the Special Servicer seeks and subsequently receives, at the expense of the Trust, a Nondisqualification Opinion, addressed to the Trustee and the Special Servicer, to the effect that the holding by the
Trust of such REO Property subsequent to the period specified above after its acquisition will not result in the imposition of taxes on "prohibited transactions" of a REMIC, as defined in Section 860F(a)(2) of the Code, or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Trustee has not received an Extension or such Opinion of
Counsel and the Special Servicer is not able to sell such REO Property within the period specified above, or if an Extension has been granted and the Special
Servicer is unable to sell such REO Property within the extended time period, the Special Servicer shall, after consultation with the Operating Adviser, before the end of such period or extended period, as the case may be, auction the REO Property to the highest bidder (which may be the Special Servicer) in accordance with the Servicing Standard; provided, however, that no Interested
Person shall be permitted to purchase the REO Property at a price less than the
Purchase Price (other than the Special Servicer in accordance with the next succeeding proviso); and provided, further that if the Special Servicer intends to bid on any REO Property, (i) the Special Servicer shall notify the Trustee of such intent, (ii) the Trustee shall promptly obtain, at the expense of the Trust an Appraisal of such REO Property (or internal valuation in accordance with the procedures specified in Section 6.9) and (iii) the Special Servicer shall not bid less than the fair market value set forth in such Appraisal. Neither any
Seller nor the Depositor may purchase REO Property at a price in excess of the fair market value thereof.

                                     -237-

     (b) Within 30 days of the sale of the REO Property, the Special Servicer shall provide to the Trustee, the Paying Agent and the Master Servicer (and the
holder of the related B Note, if any, if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan, if in connection with a Loan Pair) a statement of accounting for such REO Property, including without limitation, (i) the Acquisition Date for the REO Property, (ii) the date of disposition of the REO Property, (iii) the sale price and related selling and other expenses, (iv) accrued interest (including interest deemed to have accrued) on the Specially Serviced Mortgage Loan to which the REO Property related, calculated from the Acquisition Date to the disposition date, (v) final property operating statements, and (vi) such other information as the Trustee or the Paying Agent (and the holder of the related B Note, if any, if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion
Mortgage Loan, if in connection with a Loan Pair) may reasonably request in writing.

     (c) The Liquidation Proceeds from the final disposition of the REO Property shall be deposited in the Certificate Account within one Business Day of receipt.

     (d) Notwithstanding any other provision of this Agreement, the Special
Servicer shall not have any obligations with respect to an REO Property that relates to a Mortgaged Property that secures a Non-Serviced Mortgage Loan and all references to the Special Servicer's obligations in this Agreement with respect to "REO Property" shall exclude any such Mortgaged Property that secures a Non-Serviced Mortgage Loan.

     SECTION 9.16 REALIZATION ON COLLATERAL SECURITY. In connection with the enforcement of the rights of the Trust to any property securing any Specially
Serviced Mortgage Loan other than the related Mortgaged Property, the Special
Servicer shall consult with counsel to determine how best to enforce such rights in a manner consistent with the REMIC Provisions and shall not, based on a
Nondisqualification Opinion addressed to the Special Servicer and the Trustee
(the cost of which shall be an expense of the Trust) take any action that could result in the failure of any REMIC Pool to qualify as a REMIC while any
Certificates are outstanding, unless such action has been approved by a vote of
100% of each Class of Certificateholders (including the Class R-I, Class R-II and Class R-III Certificateholders).

     SECTION 9.17 RESERVED

     SECTION 9.18 ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE. The Special
Servicer shall deliver to the Paying Agent and the Master Servicer on or before noon (Eastern Time) on March 15 of each calendar year (or March 14 if a leap year), commencing in March 2006, an Officer's Certificate stating, as to the signer thereof, that (A) a review of the activities of the Special Servicer during the preceding calendar year or portion thereof and of the performance of the Special Servicer under this Agreement has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this
Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Special Servicer shall deliver such Officer's Certificate to the Depositor and the Trustee by
April 7 of each calendar year. The Special Servicer shall forward a copy of each such statement to the Rating Agencies. The Paying Agent shall forward a copy of each such statement to the Luxembourg Paying Agent. Promptly after receipt of such Officer's Certificate, the Depositor shall review the Officer's

                                     -238-

Certificate and, if applicable, consult with the Special Servicer as to the nature of any defaults by the Special Servicer in the fulfillment of any of the
Special Servicer's obligations hereunder.

     SECTION 9.19 ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT. On or before noon (Eastern Time) on March 15 of each calendar year (or March 14 if a leap year), beginning with March 2006, the Special Servicer at its expense shall cause a nationally recognized firm of Independent public accountants (who may also render other services to the Special Servicer, as applicable) to furnish to the Paying Agent and the Master Servicer (in electronic format) a statement to the effect that (a) such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or the servicing of mortgage loans similar to the Mortgage Loans under substantially similar agreements for the preceding calendar year and (b) the assertion by management of the Special Servicer, that it maintained an effective internal control system over the servicing of such mortgage loans is fairly stated in all material respects, based upon established criteria, which statement meets the standards applicable to accountant's reports intended for general distribution;
provided that each of the Master Servicer and the Special Servicer shall not be required to cause the delivery of such statement until April 15 in any given year so long as it has received written confirmation from the Depositor that a
Report on Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year. The Special Servicer shall deliver such statement to the Depositor, each Rating Agency, the Trustee, and, upon request, the
Operating Adviser by April 7 of each calendar year (or by April 30 of each calendar year if the statement is not required to be delivered until April 15).
The Paying Agent shall promptly deliver such statement to the Luxembourg Paying
Agent. Promptly after receipt of such report, the Depositor shall review the report and, if applicable, consult with the Special Servicer as to the nature of any defaults by the Special Servicer in the fulfillment of any of the Special
Servicer's obligations hereunder.

     SECTION 9.20 MERGER OR CONSOLIDATION. Any Person into which the Special
Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Special Servicer shall be a party, or any Person succeeding to the business of the Special
Servicer, shall be the successor of the Special Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that each of the Rating Agencies provides a
Rating Agency Confirmation (including with respect to any securities rated by a
Rating Agency evidencing interests in any Serviced Companion Mortgage Loan or B
Note). If the conditions to the proviso in the foregoing sentence are not met, the Trustee may terminate the Special Servicer's servicing of the Specially
Serviced Mortgage Loans pursuant hereto, such termination to be effected in the manner set forth in Section 9.31.

     SECTION 9.21 RESIGNATION OF SPECIAL SERVICER.

     (a) Except as otherwise provided in this Section 9.21, the Special Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Special Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master
Servicer, the Operating Adviser and the Trustee. No such resignation shall become effective until a successor servicer designated by

                                     -239-

the Operating Adviser and the Trustee shall have (i) satisfied the requirements that would apply pursuant to Section 9.20 hereof if a merger of the Special
Servicer had occurred, (ii) assumed the Special Servicer's responsibilities and obligations under this Agreement and (iii) Rating Agency Confirmation (including with respect to any securities rated by a Rating Agency evidencing interests in any Serviced Companion Mortgage Loan or B Note) shall have been obtained. Notice of such resignation shall be given promptly by the Special Servicer to the
Master Servicer and the Trustee.

     (b) The Special Servicer may resign from the obligations and duties hereby imposed on it, upon reasonable notice to the Trustee, provided that (i) a successor Special Servicer is (x) available, (y) reasonably acceptable to the
Operating Adviser, the Depositor, and the Trustee, and (z) willing to assume the obligations, responsibilities and covenants to be performed hereunder by the
Special Servicer on substantially the same terms and conditions, and for not more than equivalent compensation as that herein provided, (ii) the successor
Special Servicer has assets of at least $15,000,000 and (iii) Rating Agency
Confirmation is obtained with respect to such resignation, as evidenced by a letter from each Rating Agency delivered to the Trustee. Any costs of such resignation and of obtaining a replacement Special Servicer shall be borne by the Special Servicer and shall not be an expense of the Trust.

     (c) No such resignation under paragraph (b) above shall become effective unless and until such successor Special Servicer enters into a servicing agreement with the Trustee assuming the obligations and responsibilities of the
Special Servicer hereunder in form and substance reasonably satisfactory to the
Trustee.

     (d) Upon any resignation of the Special Servicer, it shall retain the right to receive any and all Work-Out Fees payable in respect of Mortgage Loans, any
Serviced Companion Mortgage Loan and any B Note that became Rehabilitated
Mortgage Loans during the period in which it acted as Special Servicer and that were still Rehabilitated Mortgage Loans at the time of such resignation (and the successor Special Servicer shall not be entitled to any portion of such Work-Out
Fees), in each case until such time (if any) as such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note again becomes a Specially Serviced Mortgage
Loan or are no longer included in the Trust.

     SECTION 9.22 ASSIGNMENT OR DELEGATION OF DUTIES BY SPECIAL SERVICER. The
Special Servicer shall have the right without the prior written consent of the
Trustee to (A) delegate or subcontract with or authorize or appoint anyone, or delegate certain duties to other professionals such as attorneys and appraisers, as an agent of the Special Servicer or Sub-Servicers (as provided in Section
9.3) to perform and carry out any duties, covenants or obligations to be performed and carried out by the Special Servicer hereunder or (B) assign and delegate all of its duties hereunder. In the case of any such assignment and delegation in accordance with the requirements of clause (A) of this Section, the Special Servicer shall not be released from its obligations under this
Agreement. In the case of any such assignment and delegation in accordance with the requirements of clause (B) of this Section, the Special Servicer shall be released from its obligations under this Agreement, except that the Special
Servicer shall remain liable for all liabilities and obligations incurred by it as the Special Servicer hereunder prior to the satisfaction of the following conditions: (i) the Special Servicer gives the Depositor, the Master Servicer, the Primary Servicer and the Trustee notice of such assignment and delegation;
(ii) such purchaser or transferee accepting such assignment and delegation executes

                                     -240-

and delivers to the Depositor and the Trustee an agreement accepting such assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Special Servicer, with like effect as if originally named as a party to this Agreement; (iii) the purchaser or transferee has assets in excess of $15,000,000; (iv) such assignment and delegation is the subject of a Rating Agency Confirmation; and
(v) the Depositor consents to such assignment and delegation, such consent not be unreasonably withheld. Notwithstanding the above, the Special Servicer may appoint Sub-Servicers in accordance with Section 9.3 hereof.

     SECTION 9.23 LIMITATION ON LIABILITY OF THE SPECIAL SERVICER AND OTHERS.

     (a) Neither the Special Servicer nor any of the directors, officers, employees or agents of the Special Servicer shall be under any liability to the
Certificateholders, the holder of any B Note, the holder of any Serviced
Companion Mortgage Loan or the Trustee for any action taken or for refraining from the taking of any action in good faith and using reasonable business judgment; provided that this provision shall not protect the Special Servicer or any such person against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder. The
Special Servicer and any director, officer, employee or agent of the Special
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (including, without limitation, the information and reports delivered by or at the direction of the Master Servicer or any director, officer, employee or agent of the Master Servicer) respecting any matters arising hereunder. The Special Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Specially Serviced Mortgage Loans in accordance with this Agreement; provided that the Special Servicer may in its sole discretion undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders, the holder of any B Note, the holder of any Serviced Companion Mortgage Loan and the
Trustee in the Specially Serviced Mortgage Loans, or shall undertake any such action if instructed to do so by the Trustee. In such event, all legal expenses and costs of such action (other than those that are connected with the routine performance by the Special Servicer of its duties hereunder) shall be expenses and costs of the Trust, and the Special Servicer shall be entitled to be reimbursed therefor as a Servicing Advance, together with interest thereon, as provided by Section 5.2 hereof. Notwithstanding any term in this Agreement, the
Special Servicer shall not be relieved from liability to, or entitled to indemnification from, the Trust for any action taken by it at the direction of the Operating Adviser which is in conflict with the Servicing Standard.

     (b) In addition, the Special Servicer shall have no liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Special Servicer and conforming to the requirements of this Agreement. Neither the Special Servicer, nor any director, officer, employee, agent or Affiliate, shall be personally liable for any error of judgment made in good faith by any officer, unless it shall be proved that the
Special Servicer or such officer was negligent in ascertaining the pertinent facts. Neither the Special Servicer, nor any director, officer, employee, agent or Affiliate, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion,

                                     -241-

rights or powers conferred upon it by this Agreement. The Special Servicer shall be entitled to rely on reports and information supplied to it by the Master
Servicer and the related Mortgagors and shall have no duty to investigate or confirm the accuracy of any such report or information.

     (c) The Special Servicer shall not be obligated to incur any liabilities, costs, charges, fees or other expenses which relate to or arise from any breach of any representation, warranty or covenant made by the Depositor, the Master
Servicer, the Fiscal Agent or the Trustee in this Agreement. The Trust shall indemnify and hold harmless the Special Servicer from any and all claims, liabilities, costs, charges, fees or other expenses which relate to or arise from any such breach of representation, warranty or covenant to the extent such amounts are not recoverable from the party committing such breach.

     (d) Except as otherwise specifically provided herein:

          (i) the Special Servicer may rely, and shall be protected in acting or refraining from acting upon, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed or in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Special Servicer may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of
Counsel;

          (iii) the Special Servicer shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this
Agreement; and

          (iv) the Special Servicer, in preparing any reports hereunder, may rely, and shall be protected in acting or refraining from acting upon any information (financial or other), statement, certificate, document, agreement, covenant, notice, request or other paper reasonably believed or in good faith believed by it to be genuine.

     (e) The Special Servicer and any director, officer, employee or agent of the Special Servicer shall be indemnified by the Master Servicer, the Trustee, the Paying Agent and the Fiscal Agent, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Master Servicer's, the Trustee's, the Paying Agent's or the Fiscal Agent's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of negligent disregard by such
Person of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Special Servicer's duties hereunder or by reason of negligent disregard of the Special Servicer's obligations and duties hereunder. The Special Servicer shall promptly notify the Master Servicer, the
Trustee, the Paying Agent and the Fiscal Agent if a claim is made by a third party entitling the Special Servicer to indemnification hereunder, whereupon the
Master Servicer, the Trustee or the Paying Agent, in each case, to the extent the claim was made in connection with its willful misfeasance, bad faith or negligence,

                                     -242-

shall assume the defense of any such claim (with counsel reasonably satisfactory to the Special Servicer). Any failure to so notify the Master Servicer, the
Trustee or the Paying Agent shall not affect any rights the Special Servicer may have to indemnification hereunder or otherwise, unless the interest of the
Master Servicer, the Trustee or the Paying Agent is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the termination or resignation of the Special Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Special Servicer hereunder. Any payment hereunder made by the
Master Servicer, the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, pursuant to this paragraph to the Special Servicer shall be paid from the Master Servicer's, the Trustee's, Fiscal Agent's or the Paying Agent's, as
the case may be, own funds, without reimbursement from the Trust therefor, except achieved through subrogation as provided in this Agreement. Any expenses incurred or indemnification payments made by the Trustee, the Paying Agent, the
Fiscal Agent or the Master Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final judgment that the conduct of the
Trustee, the Paying Agent, the Fiscal Agent or the Master Servicer, as the case may be, was (x) not culpable or (y) found to not have acted with willful misfeasance, bad faith or negligence.

     SECTION 9.24 INDEMNIFICATION; THIRD-PARTY CLAIMS.

     (a) The Special Servicer and any director, officer, employee or agent of the Special Servicer shall be indemnified and held harmless by the Trust, out of the proceeds of the Mortgage Loans and the A/B Mortgage Loan (if and to the
extent that the matter relates to such A/B Mortgage Loan) against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to (i) this Agreement, and (ii) any action taken by the Special Servicer in accordance with the instruction delivered in writing to the Special Servicer by the Trustee or the Master
Servicer pursuant to any provision of this Agreement in each case and the
Special Servicer and each of its directors, officers, employees and agents shall be entitled to indemnification from the Trust for any loss, liability or expense
(including attorneys' fees) incurred in connection with the provision by the
Special Servicer of any information included by the Special Servicer in the report required to be provided by the Special Servicer pursuant to this
Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder. The Special Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Special Servicer) and the Trust shall pay, from amounts on deposit in the Certificate Account pursuant to Section 5.2, all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. The indemnification provided herein shall survive the termination of this Agreement and the termination or resignation of the
Special Servicer. Any expenses incurred or indemnification payments made by the
Trust shall be reimbursed by the Special Servicer, if a court of competent jurisdiction makes a final, non-appealable judgment that the Special Servicer was found to have acted with willful misfeasance, bad faith or negligence.
Notwithstanding the foregoing, if such loss, liability or expense relates specifically to a particular Serviced Pari Passu Mortgage Loan (or another
Mortgage Loan included in the Trust) or a particular Serviced Companion Mortgage
Loan, then such indemnification shall be paid out of collections on, and other proceeds of, such Serviced Pari Passu Mortgage Loan, other Mortgage Loan or
Serviced Companion Mortgage

                                     -243-

Loan, as applicable and not out of proceeds of any related B Note. If such loss, liability or expense relates to an A/B Mortgage Loan but does not relate to the related A Note and does not relate primarily to the administration of the Trust or any REMIC formed hereunder or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense, then such indemnification shall be paid first out of collections on, and other proceeds of, the related B Note until such point as such indemnification is paid in full or a Final Recovery
Determination has been made with respect to such B Note and only then out of collections on, and other proceeds of, the related A Note.

     (b) The Special Servicer agrees to indemnify the Trust, and the Trustee, the Fiscal Agent, the Depositor, the Master Servicer, the Paying Agent and any
director, officer, employee or agent or Controlling Person of the Trustee, the
Fiscal Agent, the Depositor and the Master Servicer, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Trust or the Trustee, the Fiscal Agent, the Depositor, the
Paying Agent or the Master Servicer may sustain arising from or as a result of the willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder by the Special Servicer. The Trustee, the Fiscal Agent, the Depositor,
the Paying Agent or the Master Servicer shall immediately notify the Special
Servicer if a claim is made by a third party with respect to this Agreement or the Specially Serviced Mortgage Loans entitling the Trust or the Trustee, the
Fiscal Agent, the Depositor, the Paying Agent or the Master Servicer, as the
case may be, to indemnification hereunder, whereupon the Special Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent, the Depositor, the Paying Agent or the Master
Servicer, as the case may be) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Special Servicer shall not affect any rights the Trust or the Trustee, the Fiscal Agent, the Depositor, the Paying Agent or the Master
Servicer may have to indemnification under this Agreement or otherwise, unless the Special Servicer's defense of such claim is materially prejudiced thereby.
The indemnification provided herein shall survive the termination of this
Agreement and the termination or resignation of the Special Servicer, the Paying
Agent or the Trustee or Fiscal Agent. Any expenses incurred or indemnification payments made by the Special Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final, non-appealable judgment that the conduct of the Special Servicer was not culpable or found to have acted with willful misfeasance, bad faith or negligence.

     (c) The initial Special Servicer and the Depositor expressly agree that the only information furnished by or on behalf of the Special Servicer for inclusion in the Preliminary Prospectus Supplement and the Final Prospectus Supplement is
the information set forth in the paragraph under the caption "Servicing of The
Mortgage Loans - The Master Servicer and Special Servicer--Special Servicer" of
the Preliminary Prospectus Supplement and Final Prospectus Supplement.

     (d) Any Non-Serviced Mortgage Loan Special Servicer and any director, officer, employee or agent of such Non-Serviced Mortgage Loan Special Servicer shall be indemnified by the Trust and held harmless against the Trust's pro rata share of any and all

                                     -244-

claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to any Non-Serviced Mortgage Loan
Pooling and Servicing Agreement and this Agreement, and relating to any
Non-Serviced Mortgage Loan (but excluding any such losses allocable to the related Non-Serviced Companion Mortgage Loans), reasonably requiring the use of counsel or the incurring of expenses other than any losses incurred by reason of any Non-Serviced Mortgage Loan Special Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement.

     SECTION 9.25 RESERVED

     SECTION 9.26 SPECIAL SERVICER MAY OWN CERTIFICATES. The Special Servicer or
any agent of the Special Servicer in its individual capacity or in any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if they were not the Special Servicer or such agent. Any such interest of the Special Servicer or such agent in the Certificates shall not be taken into account when evaluating whether actions of the Special Servicer are consistent with its obligations in accordance with the Servicing Standard regardless of whether such actions may have the effect of benefiting the Class or Classes of Certificates owned by the Special Servicer.

     SECTION 9.27 TAX REPORTING. The Special Servicer shall provide the necessary information to the Master Servicer to allow the Master Servicer to comply with the Mortgagor tax reporting requirements imposed by Sections 6050H,
6050J and 6050P of the Code with respect to any Specially Serviced Mortgage Loan and any REO Property and shall deliver such information with respect thereto as the Master Servicer or the Paying Agent may request in writing. The Special
Servicer shall provide to the Master Servicer copies of any such reports. The
Master Servicer shall forward such reports to the Trustee and the Paying Agent.

     SECTION 9.28 APPLICATION OF FUNDS RECEIVED. It is anticipated that the
Master Servicer will be collecting all payments with respect to the Mortgage
Loans, any Serviced Companion Mortgage Loan and any B Note (other than payments with respect to REO Income). If, however, the Special Servicer should receive any payments with respect to any Mortgage Loan (other than REO Income) it shall, within one Business Day of receipt from the Mortgagor or otherwise of any amounts attributable to payments with respect to or the sale of any Mortgage
Loan or any Specially Serviced Mortgage Loan, if any, (but not including REO
Income, which shall be deposited in the applicable REO Account as provided in
Section 9.14 hereof), either, (i) forward such payment (endorsed, if applicable, to the order of the Master Servicer), to the Master Servicer, or (ii) deposit such amounts, or cause such amounts to be deposited, in the Certificate Account.
The Special Servicer shall notify the Master Servicer of each such amount received on or before the date required for the making of such deposit or transfer, as the case may be, indicating the Mortgage Loan or Specially Serviced
Mortgage Loan to which the amount is to be applied and the type of payment made by or on behalf of the related Mortgagor.

     SECTION 9.29 COMPLIANCE WITH REMIC PROVISIONS AND GRANTOR TRUST PROVISIONS.
The Special Servicer shall act in accordance with this Agreement and the REMIC
Provisions and related provisions of the Code in order to create or maintain the status of any

                                     -245-

REMIC Pool as a REMIC or, as appropriate, adopt a plan of complete liquidation.
The Special Servicer shall not take any action or (A) cause any REMIC Pool to take any action that could (i) endanger the status of any REMIC Pool as a REMIC under the Code or (ii) subject to Section 9.14(e), result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) or on prohibited contributions pursuant to Section 860G(d)) or (B) cause the Class P Grantor
Trust to take any action that could (i) endanger its status as a grantor trust or (ii) result in the imposition of any tax upon the Class P Grantor Trust unless the Master Servicer and the Trustee have received a Nondisqualification
Opinion (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such tax. The Special Servicer shall comply with the provisions of
Article XII hereof.

     SECTION 9.30 TERMINATION.

     (a) The obligations and responsibilities of the Special Servicer created hereby (other than the obligation of the Special Servicer to make payments to the Master Servicer as set forth in Section 9.28 and the obligations of the
Special Servicer pursuant to Sections 9.8 and 9.24 hereof) shall terminate on the date which is the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining outstanding (and final distribution to the Certificateholders) or, (B) the disposition of all REO
Property in respect of any Specially Serviced Mortgage Loan (and final distribution to the Certificateholders), (ii) 60 days following the date on which the Trustee or the Operating Adviser has given written notice to the
Special Servicer that the Special Servicer is terminated pursuant to Section
9.30(b) or 9.30(c), respectively and (iii) the effective date of any resignation of the Special Servicer effected pursuant to and in accordance with Section
9.21.

     (b) The Trustee may terminate the Special Servicer in the event that (i)
the Special Servicer has failed to remit any amount required to be remitted to the Trustee, the Master Servicer, the Fiscal Agent, the Paying Agent or the
Depositor within one (1) Business Day following the date such amount was required to have been remitted under the terms of this Agreement, (ii) the
Special Servicer has failed to deposit into any account any amount required to be so deposited or remitted under the terms of this Agreement which failure continues unremedied for one Business Day following the date on which such deposit or remittance was first required to be made; (iii) the Special Servicer has failed to duly observe or perform in any material respect any of the other covenants or agreements of the Special Servicer set forth in this Agreement, and the Special Servicer has failed to remedy such failure within thirty (30) days after written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Depositor or the Trustee;
provided, however, that if the Special Servicer certifies to the Trustee and the
Depositor that the Special Servicer is in good faith attempting to remedy such failure, and the Certificateholders would not be affected thereby, such cure period will be extended to the extent necessary to permit the Special Servicer to cure such failure; provided, however, that such cure period may not exceed 90 days; (iv) the Special Servicer has made one or more false or misleading representations or warranties herein that materially and adversely affects the interest of any Class of Certificates, and has failed to cure such breach within thirty (30) days after notice of such breach, requiring the same to be remedied, shall have been given to the Special Servicer by the Depositor or the Trustee,
provided, however, that if the Special Servicer certifies to the Trustee and the
Depositor that the Special Servicer is in good faith attempting to remedy such failure, such cure period may be

                                     -246-

extended to the extent necessary to permit the Special Servicer to cure such failure; provided, however, that such cure period may not exceed 90 days; (v)
the Special Servicer is removed from S&P's Select Servicer List as a U.S.
Commercial Mortgage Special Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any Classes of Certificates are downgraded, qualified or withdrawn (including, without limitation, being placed on "negative credit watch") in connection with such removal; (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; (vii) the
Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Special Servicer or of or relating to all or substantially all of its property; or (viii) the Special Servicer thereof shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; (ix) the Special Servicer has been downgraded to a servicer rating level below "CSS3" (or its equivalent) by Fitch or (x) the
Trustee shall receive notice from Fitch to the effect that the continuation of the Special Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any Class of
Certificates. Such termination shall be effective on the date that the Trustee specifies in a written notice to the Special Servicer that the Special Servicer is terminated due to the occurrence of one of the foregoing events and the expiration of any applicable cure period or grace period specified above for such event. The Operating Adviser shall have the right to appoint a successor if the Trustee terminates the Special Servicer.

     (c) The Operating Adviser shall have the right to direct the Trustee to terminate the Special Servicer, provided that the Operating Adviser shall appoint a successor Special Servicer who will (i) be reasonably satisfactory to the Trustee and to the Depositor, and (ii) execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, whereby the successor Special Servicer agrees to assume and perform punctually the duties of the Special Servicer specified in this Agreement; and provided, further, that the Trustee shall have received Rating Agency Confirmation
(including with respect to any securities rated by a Rating Agency evidencing interests in any Serviced Companion Mortgage Loan or B Note) from each Rating
Agency prior to the termination of the Special Servicer. The Special Servicer shall not be terminated pursuant to this Section 9.30(c) until a successor
Special Servicer shall have been appointed. The Operating Adviser shall pay any costs and expenses incurred by the Trust in connection with the removal and appointment of a Special Servicer (unless such removal is based on any of the events or circumstances set forth in Section 9.30(b)).

     (d) The holder of the Oak Tree Village Apartments B Note, for so long as it is the Directing Lender (as defined in the related Intercreditor Agreement), shall have the right to terminate the Special Servicer with respect to the Oak
Tree Village Apartments A/B Mortgage Loan; provided, however, that the holder of the Oak Tree Village Apartments B Note shall have the right to terminate the initial Special Servicer only if such initial Special Servicer no longer

                                     -247-

meets the eligibility criteria for a Special Servicer as set forth in this
Agreement or in the event that neither the initial Special Servicer nor an affiliate thereof holds more than 50% of the Certificate Balance of the
Controlling Class, provided that if the holder of the Oak Tree Village
Apartments B Note so terminates the Special Servicer, the holder of the Oak Tree
Village Apartments B Note shall appoint a successor Special Servicer who will
(i) be reasonably satisfactory to the Trustee and to the Depositor and (ii)
execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, whereby the successor Special Servicer agrees to assume and perform punctually the duties of the Special Servicer specified in this Agreement; and provided, further, that the Trustee shall have received Rating Agency Confirmation from each Rating Agency prior to the termination of the Special Servicer. The Special Servicer shall not be terminated pursuant to this Section 9.30(d) until a successor Special Servicer shall have been appointed. The holder of the Oak Tree Village Apartments B Note shall pay any costs and expenses incurred by the Trust in connection with the removal and appointment of a Special Servicer pursuant to this paragraph (unless such removal is based on any of the events or circumstances set forth in Section
9.30(b)).

     (e) Notwithstanding the other provisions of this Section 9.30, (A) if any
Event of Default on the part of the Special Servicer occurs that affects a
Serviced Companion Mortgage Loan or (B) for so long as any Serviced Companion
Mortgage Loan is serviced hereunder and is included in a securitization that is rated by Moody's, if (x) the Trustee shall receive notice from Moody's to the effect that the continuation of the Special Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Moody's to any class of certificates issued in such securitization or (y)
Moody's has placed one or more Classes of Certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status"
placement shall not have been withdrawn by Moody's within 60 days of the date that the Trustee obtained such actual knowledge) and, in the case of either of clauses (x) or (y), citing servicing concerns with the Special Servicer as the sole or material factor in such rating action, and in either case, and in either case, the Special Servicer is not otherwise terminated in accordance with this
Section 9.30, then the holder of the affected Serviced Companion Mortgage Loan may require the Trustee to terminate the duties and obligations of the Special
Servicer with respect to the subject Loan Pair only, but as to no other Mortgage
Loan; and, in such event, subject to the applicable consultation rights of any particular related Serviced Companion Mortgage Loan under the related Loan Pair
Intercreditor Agreement, the Operating Adviser shall appoint (or, in the event of the failure of the Operating Adviser to so appoint, the Trustee shall appoint), within 30 days of such Serviced Companion Mortgage Loan holder's request, a replacement special servicer with respect to the related Loan Pair.
In connection with the appointment of a replacement special servicer with respect to a Loan Pair at the request of a related Serviced Companion Mortgage
Loan holder under this Section 9.30(e), the Trustee shall obtain a Rating Agency
Confirmation (such Rating Agency Confirmation to be an expense of the requesting
Serviced Companion Mortgage Loan holder). Any replacement special servicer appointed at the request of a Serviced Companion Mortgage Loan holder in accordance with this Section 9.30(e) shall be responsible for all duties, and shall be entitled to all compensation, of the Special Servicer under this
Agreement with respect to the subject Loan Pair. If a replacement special servicer is appointed with respect to a Loan Pair at the request of a Serviced
Companion Mortgage Loan holder in accordance with this Section 9.30(e) (any such replacement special servicer, a "Loan Pair-Specific Special Servicer"), such that there are multiple parties acting as Special Servicer hereunder, then, unless the context clearly requires otherwise: (i) when used in the context of imposing duties and obligations on the Special Servicer hereunder or the

                                     -248-

performance of such duties and obligations, the term "Special Servicer" shall mean the related Loan Pair-Specific Special Servicer, insofar as such duties and obligations relate to a Loan Pair as to which a Loan Pair-Specific Special
Servicer has been appointed, and shall mean the General Special Servicer, in all other cases (provided that, in Section 9.18 and Section 9.19, the term "Special
Servicer" shall mean each Loan Pair-Specific Special Servicer and the General
Special Servicer); (ii) when used in the context of identifying the recipient of any information, funds, documents, instruments and/or other items, the term
"Special Servicer" shall mean the related Loan Pair-Specific Special Servicer, insofar as such information, funds, documents, instruments and/or other items relate to a Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed in accordance with this Section 9.30(e), and shall mean the General
Special Servicer, in all other cases; (iii) when used in the context of granting the Special Servicer the right to purchase Specially Serviced Mortgage Loans pursuant to Section 9.36, the term "Special Servicer" shall mean the related
Loan Pair-Specific Special Servicer, if such Specially Serviced Mortgage Loan is part of a Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed in accordance with this Section 9.30(e), and shall mean the General
Special Servicer, in all other cases; (iv) when used in the context of granting the Special Servicer the right to purchase all of the Mortgage Loans and any REO
Properties remaining in the Trust pursuant to Section 10.1(b), the term "Special
Servicer" shall mean the General Special Servicer only; (v) when used in the context of granting the Special Servicer any protections, limitations on liability, immunities and/or indemnities hereunder, the term "Special Servicer"
shall mean each Loan Pair-Specific Special Servicer and the General Special
Servicer; and (vi) when used in the context of requiring indemnification from, imposing liability on, or exercising any remedies against, the Special Servicer for any breach of a representation or warranty hereunder or for any negligence, bad faith or willful misconduct in the performance of duties and obligations hereunder or any negligent disregard of such duties and obligations or otherwise holding the Special Servicer responsible for any of the foregoing, the term
"Special Servicer" shall mean the related Loan Pair-Specific Special Servicer or the General Special Servicer, as applicable. References in this Section 9.30(e)
to "General Special Servicer" means the Person performing the duties and obligations of Special Servicer with respect to the Mortgage Loans (exclusive of each and every Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed).

     SECTION 9.31 PROCEDURE UPON TERMINATION.

     (a) Notice of any termination pursuant to clause (i) of Section 9.30(a), specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Special Servicer to the Trustee and the
Paying Agent no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or (ii) the sixth day of the month in which the final Distribution Date will occur. Upon any such termination, the rights and duties of the Special Servicer (other than the rights and duties of the Special Servicer pursuant to Sections 9.8, 9.21, 9.23 and 9.24 hereof) shall terminate and the Special Servicer shall transfer to the
Master Servicer the amounts remaining in each REO Account and shall thereafter terminate each REO Account and any other account or fund maintained with respect to the Specially Serviced Mortgage Loans.

     (b) On the date specified in a written notice of termination given to the
Special Servicer pursuant to clause (ii) of Section 9.30(a), all authority, power and rights of the Special Servicer under this Agreement, whether with respect to the Specially Serviced Mortgage Loans or otherwise, shall terminate;
provided, that in no event shall the termination of the

                                     -249-

Special Servicer be effective until the Trustee or other successor Special
Servicer shall have succeeded the Special Servicer as successor Special
Servicer, notified the Special Servicer of such designation, and such successor
Special Servicer shall have assumed the Special Servicer's obligations and responsibilities, as set forth in an agreement substantially in the form hereof, with respect to the Specially Serviced Mortgage Loans. The Trustee or other successor Special Servicer may not succeed the Special Servicer as Special
Servicer until and unless it has satisfied the provisions that would apply to a
Person succeeding to the business of the Special Servicer pursuant to Section
9.20 hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Special Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Special Servicer agrees to cooperate with the Trustee and the
Fiscal Agent in effecting the termination of the Special Servicer's responsibilities and rights hereunder as Special Servicer including, without limitation, providing the Trustee all documents and records in electronic or other form reasonably requested by it to enable the successor Special Servicer designated by the Trustee to assume the Special Servicer's functions hereunder and to effect the transfer to such successor for administration by it of all amounts which shall at the time be or should have been deposited by the Special
Servicer in any REO Account and any other account or fund maintained or thereafter received with respect to the Specially Serviced Mortgage Loans. On the date specified in a written notice of termination given to the Special
Servicer pursuant to the second sentence of Section 9.30(a), all authority, power and rights of the Special Servicer under this Agreement with respect to the applicable Serviced Pari Passu Mortgage Loan, whether such Mortgage Loan is a Specially Serviced Mortgage Loan or otherwise, shall terminate. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Special
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.

     (c) If the Special Servicer receives a written notice of termination pursuant to clause (ii) of Section 9.30(a) relating solely to an event set forth in Section 9.30(b)(v), (ix) or (x), and if the Special Servicer provides the
Trustee with the appropriate "request for proposal" materials within five
Business Days after receipt of such written notice of termination, then the
Trustee shall promptly thereafter (using such "request for proposal" materials provided by the Special Servicer) solicit good faith bids for the rights to be appointed as Special Servicer under this Agreement from at least three but no more than five Qualified Bidders or, if three Qualified Bidders cannot be located, then from as many persons as the Trustee can determine are Qualified
Bidders. At the Trustee's request, the Special Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids. In no event shall the
Trustee be responsible if less than three Qualified Bidders submit bids for the right to service the Mortgage Loans, any Serviced Companion Mortgage Loan and
any B Note under this Agreement.

     (d) Each bid proposal shall require any Successful Bidder, as a condition of its bid, to enter into this Agreement as successor Special Servicer, and to agree to be bound by the terms hereof, not later than 30 days after termination of the Special Servicer hereunder. The Trustee shall select the Qualified Bidder with the highest cash bid (or such other Qualified Bidder as the Master Servicer may direct) that is also acceptable to the Operating Adviser (the "Successful
Bidder") to act as successor Special Servicer hereunder. If no bidder is acceptable to the Operating Adviser, the Operating Adviser shall appoint the successor Special Servicer after consultation with the Controlling Class, provided that the successor Special Servicer so

                                     -250-

appointed must be bound by the terms of this Agreement and there must be delivered a Rating Agency Confirmation (including with respect to any securities evidencing interests in the Serviced Companion Mortgage Loans) in connection with such appointment. The Trustee shall direct the Successful Bidder to enter into this Agreement as successor Special Servicer pursuant to the terms hereof not later than 30 days after the termination of the Special Servicer hereunder, and in connection therewith to deliver the amount of the Successful Bidder's cash bid to the Trustee by wire transfer of immediately available funds to an account specified by the Trustee no later than 10:00 a.m. New York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

     (e) Upon the assignment and acceptance of the servicing right hereunder to and by the Successful Bidder and receipt of such cash bid, the Trustee shall remit or cause to be remitted to the terminated Special Servicer the amount of such cash bid received from the Successful Bidder (net of out-of-pocket expenses incurred in connection with obtaining such bid and transferring servicing) by wire transfer of immediately available funds to an account specified by the terminated Special Servicer no later than 1:00 p.m. New York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

     (f) If the Successful Bidder has not entered into this Agreement as successor Special within 30 days after the termination of the Special Servicer hereunder or no Successful Bidder was identified within such 30-day period, the
Trustee shall have no further obligations under Section 9.31(c) and may act or may select another successor to act as Special Servicer hereunder in accordance with Section 9.31(b).

     SECTION 9.32 CERTAIN SPECIAL SERVICER REPORTS.

     (a) The Special Servicer, for each Specially Serviced Mortgage Loan, shall provide to the Master Servicer and the Paying Agent one (1) Business Day after the Determination Date for each month, the CMSA Special Servicer Loan File in such electronic format as is mutually acceptable to the Master Servicer and the
Special Servicer and in CMSA format. The Master Servicer and the Paying Agent may use such reports or information contained therein to prepare its reports and the Master Servicer may, at its option, forward such reports directly to the
Depositor and the Rating Agencies.

     (b) The Special Servicer shall maintain accurate records, prepared by a
Servicing Officer, of each Final Recovery Determination with respect to any
Mortgage Loan or REO Property and the basis thereof. Each Final Recovery
Determination shall be evidenced by an Officer's Certificate delivered to the
Trustee, the Operating Adviser, the Paying Agent and the Master Servicer no
later than the tenth Business Day following such Final Recovery Determination.

     (c) The Special Servicer shall provide to the Master Servicer or the Paying
Agent at the reasonable request in writing of the Master Servicer or the Paying
Agent, any information in its possession with respect to the Specially Serviced
Mortgage Loans which the Master Servicer or Paying Agent, as the case may be, shall require in order for the Master Servicer or the Paying Agent to comply with its obligations under this Agreement; provided that the Special Servicer shall not be required to take any action or provide any information that the
Special Servicer determines will result in any material cost or expense to which it is not entitled

                                     -251-

to reimbursement hereunder or will result in any material liability for which it is not indemnified hereunder. The Master Servicer shall provide the Special
Servicer at the request of the Special Servicer any information in its possession with respect to the Mortgage Loans which the Master Servicer shall require in order for the Special Servicer to comply with its obligations under this Agreement.

     (d) Not later than 20 days after each Special Servicer Remittance Date, the
Special Servicer shall forward to the Master Servicer a statement setting forth the status of each REO Account as of the close of business on such Special
Servicer Remittance Date, stating that all remittances required to be made by it as required by this Agreement to be made by the Special Servicer have been made
(or, if any required distribution has not been made by the Special Servicer, specifying the nature and status thereof) and showing, for the period from the day following the preceding Special Servicer Remittance Date to such Special
Servicer Remittance Date, the aggregate of deposits into and withdrawals from each REO Account for each category of deposit specified in Section 5.1 of this
Agreement and each category of withdrawal specified in Section 5.2 of this
Agreement.

     (e) The Special Servicer shall use reasonable efforts to obtain and, to the extent obtained, to deliver electronically using the ARCap Naming Convention to the Master Servicer, the Paying Agent, the Rating Agencies and the Operating
Adviser, on or before April 15 of each year, commencing with April 15, 2006, (i)
copies of the prior year operating statements and quarterly statements, if available, for each Mortgaged Property underlying a Specially Serviced Mortgage
Loan or REO Property as of its fiscal year end, provided that either the related
Mortgage Note or Mortgage requires the Mortgagor to provide such information, or if the related Mortgage Loan has become an REO Property, (ii) a copy of the most recent rent roll available for each Mortgaged Property, and (iii) a table, setting forth the Debt Service Coverage Ratio and occupancy with respect to each
Mortgaged Property covered by the operating statements delivered above;
provided, that, with respect to any Mortgage Loan that becomes a Specially
Serviced Mortgage Loan prior to April 15, 2006 and for which the items in clause
(i) and (ii) above have not been delivered, the Special Servicer shall use reasonable efforts to obtain and, to the extent obtained, deliver such items to the Master Servicer, the Paying Agent, the Rating Agencies and the Operating
Adviser as soon as possible after receipt of such items.

     (f) The Special Servicer shall deliver to the Master Servicer, the
Depositor, the Paying Agent and the Trustee all such other information with respect to the Specially Serviced Mortgage Loans at such times and to such extent as the Master Servicer, the Trustee, the Paying Agent or the Depositor
may from time to time reasonably request; provided, however, that the Special
Servicer shall not be required to produce any ad hoc non-standard written reports with respect to such Mortgage Loans except if any Person (other than the
Paying Agent or the Trustee) requesting such report pays a reasonable fee to be determined by the Special Servicer.

     (g) The Special Servicer shall deliver electronically using the ARCap
Naming Convention a written Inspection Report of each Specially Serviced
Mortgage Loan in accordance with Section 9.4(b) to the Operating Adviser.

     (h) The Special Servicer shall prepare a report (the "Asset Status Report")
recommending the taking of certain actions for each Mortgage Loan that becomes a
Specially Serviced Mortgage Loan and deliver such Asset Status Report to the
Operating Adviser and the

                                     -252-

Master Servicer not later than 45 days after the servicing of such Mortgage Loan is transferred to the Special Servicer. Such Asset Status Report shall set forth the following information to the extent reasonably determinable:

          (i) a summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

          (ii) a discussion of the legal and environmental considerations reasonably known to the Special Servicer (including without limitation by reason of any Phase I Environmental Assessment and any additional environmental testing contemplated by Section 9.12(c)), consistent with the Servicing Standard, that are applicable to the exercise of remedies set forth herein and to the enforcement of any related guaranties or other collateral for the related
Specially Serviced Mortgage Loan and whether outside legal counsel has been retained;

          (iii) the most current rent roll and income or operating statement available for the related Mortgaged Property or Mortgaged Properties;

          (iv) a summary of the applicable Special Servicer's recommended action with respect to such Specially Serviced Mortgage Loan;

          (v) the Appraised Value of the related Mortgaged Property or Mortgaged
Properties, together with the assumptions used in the calculation thereof (which the Special Servicer may satisfy by providing a copy of the most recently obtained Appraisal); and

          (vi) such other information as the applicable Special Servicer deems relevant in light of the Servicing Standard.

     If (i) the Operating Adviser affirmatively approves in writing an Asset
Status Report, (ii) after ten Business Days from receipt of an Asset Status
Report the Operating Adviser does not object to such Asset Status Report or
(iii) within ten (10) Business Days after receipt of an Asset Status Report the
Operating Adviser objects to such Asset Status Report and the Special Servicer makes a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, as a collective whole, the Special Servicer shall take the recommended actions described in the Asset Status Report. If within ten (10) Business Days after receipt of an Asset Status Report the Operating Adviser objects to such Asset
Status Report and the Special Servicer does not make a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, as a collective whole, then the Special
Servicer shall revise such Asset Status Report as soon as practicable thereafter, but in no event later than 30 days after the objection to the Asset
Status Report by the Operating Adviser. The Special Servicer shall revise such
Asset Status Report as provided in the prior sentence until the earliest of (a)
the delivery by the Operating Adviser of an affirmative approval in writing of such revised Asset Status Report, (b) the failure of the Operating Adviser to disapprove such revised Asset Status Report in writing within ten (10) Business
Days of its receipt thereof; or (c) the passage of ninety (90) days from the date of preparation of the initial version of the Asset Status Report. Following the earliest of such events, the Special Servicer shall implement the recommended action as outlined in the most recent version of such Asset Status
Report (provided that the Special Servicer shall not take any action that is contrary to applicable law or the terms of the applicable Mortgage Loan

                                     -253-

documents). The Special Servicer may, from time to time, modify any Asset Status
Report it has previously delivered and implement the new action in such revised report so long as such revised report has been prepared, reviewed and either approved or not rejected as provided above.

     Notwithstanding the prior paragraph, the Special Servicer may take any action set forth in an Asset Status Report before the expiration of the ten (10)
Business Day period during which the Operating Adviser may reject such report if
(A) the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the
Certificateholders, as a collective whole, and (B) it has made a reasonable effort to contact the Operating Adviser. The Special Servicer may not take any action inconsistent with an Asset Status Report that has been adopted as provided above, unless such action would be required in order to act in accordance with the Servicing Standard. If the Special Servicer takes any action inconsistent with an Asset Status Report that has been adopted as provided above, the Special Servicer shall promptly notify the Operating Adviser of such inconsistent action and provide a reasonably detailed explanation of the reasons therefor.

     The Special Servicer shall deliver to the Master Servicer, the Operating
Adviser and each Rating Agency a copy of each Asset Status Report that has been adopted as provided above, in each case with reasonable promptness following such adoption.

Notwithstanding anything herein to the contrary: (i) the Special Servicer shall have no right or obligation to consult with or to seek and/or obtain consent or approval from any Operating Adviser prior to acting (and provisions of this
Agreement requiring such consultation, consent or approval shall be of no effect) during the period following any resignation or removal of an Operating
Adviser and before a replacement is selected; and (ii) no advice, direction or objection from or by the Controlling Class Representative, as contemplated by
Section 9.39 or any other provision of this Agreement, may (and the applicable
Special Servicer shall ignore and act without regard to any such advice, direction or objection that such Special Servicer has determined, in its reasonable, good faith judgment, would): (A) require or cause such Special
Servicer to violate applicable law, the terms of any Mortgage Loan or any other
Section of this Agreement, including the applicable Special Servicer's obligation to act in accordance with the Servicing Standard, (B) result in an
Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust
Event with respect to the Grantor Trust Pool, (C) expose the Trust, the
Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent, the
Certificate Administrator, the Trustee or any of their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability or (D) materially expand the scope of the Master
Servicer's or Special Servicer's responsibilities under this Agreement.

     SECTION 9.33 SPECIAL SERVICER TO COOPERATE WITH THE MASTER SERVICER AND
PAYING AGENT.

     (a) The Special Servicer shall furnish on a timely basis such reports, certifications, and information as are reasonably requested by the Master
Servicer, the Trustee, the Paying Agent or the Primary Servicer to enable it to perform its duties under this Agreement or the Primary Servicing Agreement, as applicable; provided that no such request shall (i) require or cause the Special
Servicer to violate the Code, any provision of this Agreement, including the

                                     -254-

Special Servicer's obligation to act in accordance with the servicing standards set forth in this Agreement and to maintain the REMIC status of any REMIC Pool or (ii) expose the Special Servicer, the Trust, the Fiscal Agent, the Paying
Agent or the Trustee to liability or materially expand the scope of the Special
Servicer's responsibilities under this Agreement. In addition, the Special
Servicer shall notify the Master Servicer of all expenditures incurred by it with respect to the Specially Serviced Mortgage Loans which are required to be made by the Master Servicer as Servicing Advances as provided herein, subject to the provisions of Section 4.4 hereof. The Special Servicer shall also remit all invoices relating to Servicing Advances promptly upon receipt of such invoices.

     (b) The Special Servicer shall from time to time make reports, recommendations and analyses to the Operating Adviser with respect to the following matters, the expense of which shall not be an expense of the Trust:

          (i) whether the foreclosure of a Mortgaged Property relating to a
Specially Serviced Mortgage Loan would be in the best economic interest of the
Trust;

          (ii) if the Special Servicer elects to proceed with a foreclosure, whether a deficiency judgment should or should not be sought because the likely recovery will or will not be sufficient to warrant the cost, time and exposure of pursuing such judgment;

          (iii) whether the waiver or enforcement of any "due-on-sale" clause or
"due-on-encumbrance" clause contained in a Mortgage Loan or a Specially Serviced
Mortgage Loan is in the best economic interest of the Trust;

          (iv) in connection with entering into an assumption agreement from or with a person to whom a Mortgaged Property securing a Specially Serviced
Mortgage Loan has been or is about to be conveyed, or to release the original
Mortgagor from liability upon a Specially Serviced Mortgage Loan and substitute a new Mortgagor, and whether the credit status of the prospective new Mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or servicing standard;

          (v) in connection with the foreclosure on a Specially Serviced
Mortgage Loan secured by a Mortgaged Property which is not in compliance with
CERCLA, or any comparable environmental law, whether it is in the best economic interest of the Trust to bring the Mortgaged Property into compliance therewith and an estimate of the cost to do so; and

          (vi) with respect to any proposed modification (which shall include any proposed release, substitution or addition of collateral), extension, waiver, amendment, discounted payoff or sale of a Mortgage Loan, prepare a summary of such proposed action and an analysis of whether or not such action is reasonably likely to produce a greater recovery on a net present value basis than liquidation of such Mortgage Loan; such analysis shall specify the basis on which the Special Servicer made such determination, including the status of any existing material default or the grounds for concluding that a payment default is imminent.

     SECTION 9.34 RESERVED

     SECTION 9.35 RESERVED

                                     -255-

     SECTION 9.36 SALE OF DEFAULTED MORTGAGE LOANS.

     (a) The holder of the Oak Tree Village Apartments B Note (solely with respect to the Oak Tree Village Apartments A/B Mortgage Loan), the holder of
Certificates evidencing the greatest percentage interest in the Controlling
Class, the Special Servicer and each Seller (other than Wells Fargo Bank,
National Association) as to those Mortgage Loans sold to the Depositor by such
Seller only (in such capacity, together with any assignee, the "Option Holder")
shall, in that order, have the right, at its option (the "Option"), to purchase a Mortgage Loan (other than a Non-Serviced Mortgage Loan that is subject to a comparable option under the related Other Companion Loan Pooling and Servicing
Agreement) from the Trust at a price equal to the Option Purchase Price upon receipt of notice from the Special Servicer that such Mortgage Loan has become at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment); provided, however, that with respect to an A Note, the Option Holder's rights under this Section 9.36 are subject to the rights of the holder of the related B Note to purchase the A Note pursuant to the terms of the related Intercreditor Agreement. The Option is exercisable, subject to Section 2.3, from that date until terminated pursuant to clause (e)
below, and during that period the Option shall be exercisable in any month only during the period from the 10th calendar day of such month through the 25th calendar day, inclusive, of such month. The Trustee on behalf of the Trust shall be obligated to sell such Mortgage Loan upon the exercise of the Option (whether exercised by the original holder thereof or by a holder that acquired such
Option by assignment), but shall have no authority to sell such Mortgage Loan other than in connection with the exercise of an Option (or in connection with a repurchase of a Mortgage Loan under Article II, an optional termination pursuant to Section 10.1 or a qualified liquidation of a REMIC Pool) or if such Mortgage
Loan is an A Note, to the holder of the related B Note pursuant to the terms of the related Intercreditor Agreement. Any Option Holder that exercises the Option shall be required to purchase the applicable Mortgage Loan on the 4th Business
Day after such exercise. If any Option Holder desires to waive its right to exercise the Option, then it shall so notify the Trustee in writing, and the
Trustee shall promptly notify the next party eligible to hold the Option set forth above of its rights hereunder. Any of the parties eligible to hold the
Option set forth above may at any time notify the Trustee in writing of its desire to exercise the Option, and the Trustee shall promptly notify (i) the current Option Holder (and the other parties eligible to hold the Option) and
(ii) solely with respect to an Option to purchase an A Note, the holder of the related B Note, of such party's desire to exercise the Option; provided that none of the Trustee, the Master Servicer or the Special Servicer shall disclose the Option Purchase Price to the holder of such related B Note. If the Option
Holder neither (i) exercises the Option nor (ii) surrenders its right to exercise the Option within 3 Business Days of its receipt of that notice, then the Option Holder's right to exercise the Option shall lapse, and the Trustee shall promptly notify the next party eligible to hold the Option (and the other parties eligible to hold the Option) of its rights thereunder. The Certificate
Registrar shall notify the Trustee as to the identity of the holder of
Certificates evidencing the greatest percentage interest in the Controlling
Class for purposes of determining an Option Holder.

     (b) The purchase price in connection with the exercise of the Option (the
"Option Purchase Price") shall be an amount equal to the fair value of the related Mortgage Loan, as determined by the Special Servicer. Prior to the
Special Servicer's determination of fair value referred to in the preceding sentence, the fair value of a Mortgage Loan shall be deemed to be an amount equal to the Purchase Price plus (i) any prepayment penalty or yield maintenance charge then payable upon the prepayment of such Mortgage Loan and (ii) the reasonable fees

                                     -256-

and expenses of the Special Servicer, the Master Servicer and the Trustee
incurred in connection with the sale of the Mortgage Loan. The Special Servicer shall determine the fair value of a Mortgage Loan on the later of (A) as soon as reasonably practical upon the Mortgage Loan becoming 60 days delinquent or upon the Balloon Payment becoming delinquent and (B) the date that is 75 days after the Special Servicer's receipt of the Servicer Mortgage File relating to such
Mortgage Loan, and the Special Servicer shall promptly notify the Option Holder
(and the Trustee and each of the other parties set forth above that could become the Option Holder) of (i) the Option Purchase Price and (ii) if such Mortgage
Loan is an A Note, that the A Note is subject to the terms of the related
Intercreditor Agreement and that any purchaser of the A Note will be subject to such Intercreditor Agreement. The Special Servicer is required to recalculate the fair value of the Mortgage Loan if there has been a material change in circumstances or the Special Servicer has received new information (including, without limitation, any cash bids received from the holder of the related B Note in connection with an A Note), either of which has a material effect on the fair value, provided that the Special Servicer shall be required to recalculate the fair value of the Mortgage Loan if the time between the date of last determination of the fair value of the Mortgage Loan and the date of the exercise of the Option has exceeded 60 days. Upon any recalculation, the Special
Servicer shall be required to promptly notify in writing each Option Holder (and the Trustee and each of the other parties set forth above that could become the
Option Holder) of the revised Option Purchase Price. Any such recalculation of the fair value of the Mortgage Loan shall be deemed to renew the Option in its original priority at the recalculated price with respect to any party as to which the Option had previously expired or been waived, unless the Option has previously been exercised by an Option Holder at a higher Option Purchase Price.
In determining fair value, the Special Servicer shall take into account, among other factors, the results of any Appraisal or updated Appraisal that it or the
Master Servicer may have obtained in accordance with this Agreement within the prior twelve months; any views on fair value expressed by Independent investors in mortgage loans comparable to the Mortgage Loan (provided that the Special
Servicer shall not be obligated to solicit such views); the period and amount of any delinquency on the affected Mortgage Loan; whether to the Special Servicer's actual knowledge, the Mortgage Loan is in default to avoid a prepayment restriction; the physical condition of the related Mortgaged Property; the state of the local economy; the expected recoveries from the Mortgage Loan if the
Special Servicer were to pursue a workout or foreclosure strategy instead of the
Option being exercised; and the Trust's obligation to dispose of any REO
Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders, but in no event later than the three-year period (or such extended period) specified in Section 9.15. If the Mortgage Loan as to which the Option relates is a Serviced Pari Passu Mortgage Loan, then the
Option Holder, in connection with its exercise of such option, shall also be required to purchase the related Serviced Companion Mortgage Loan under the
Other Pooling and Servicing Agreement or the related Intercreditor Agreement.
Pursuant to the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement, if the holder of the option thereunder repurchases a Non-Serviced
Companion Mortgage Loan in connection with its exercise of such option, then the holder of the option shall also be required to purchase the related Non-Serviced
Mortgage Loan, but only if set forth in such Non-Serviced Mortgage Loan Pooling and Servicing Agreement. If the Mortgage Loan as to which the Option relates is a Non-Serviced Mortgage Loan, and the party exercising the purchase option under the Other Companion Loan Pooling and Servicing Agreement in respect of the related Non-Serviced Companion Mortgage Loan is not required thereunder to simultaneously purchase the related Non-Serviced Mortgage Loan held by the Trust upon a purchase of the Non-Serviced Companion Mortgage Loan, then the Special
Servicer shall

                                     -257-

calculate the Option Purchase Price of the Non-Serviced Mortgage Loan based upon the fair market value calculation performed by the special servicer or other party under the Other Companion Loan Pooling and Servicing Agreement (upon which the Special Servicer may rely), to the extent provided to the Special Servicer.

     (c) Any Option relating to a Mortgage Loan shall be assignable to a third party (including, without limitation, in connection with an A Note, the holder of the related B Note and in connection with a Serviced Pari Passu Mortgage
Loan, the holder of the related Serviced Companion Mortgage Loan) by the Option
Holder at its discretion at any time after its receipt of notice from the
Special Servicer that an Option is exercisable with respect to a specified
Mortgage Loan, and upon such assignment such third party shall have all of the rights granted to the Option Holder hereunder in respect of the Option. Such assignment shall only be effective upon written notice (together with a copy of the executed assignment and assumption agreement) being delivered to the
Trustee, the Master Servicer and the Special Servicer, and none of such parties shall be obligated to recognize any entity as an Option Holder absent such notice.

     (d) If the Special Servicer, the holder of Certificates representing the greatest percentage interest in the Controlling Class or an Affiliate of either thereof elects to exercise the Option, the Trustee shall be required to determine whether the Option Purchase Price constitutes a fair price for the
Mortgage Loan. Upon request of the Special Servicer to make such a determination, the Trustee will do so within a reasonable period of time (but in no event more than 15 Business Days). In doing so, the Trustee may rely on the opinion of an Appraisal or other expert in real estate matters selected by the
Trustee with reasonable care and retained by the Trustee at the expense of the party exercising the Option, provided that such expense is reasonable. The
Trustee may also rely on the most recent Appraisal of the related Mortgaged
Property that was prepared in accordance with this Agreement. If the Trustee were to determine that the Option Purchase Price does not constitute a fair price, then the Special Servicer shall redetermine the fair value taking into account the objections of the Trustee.

     (e) The Option shall terminate, and shall not be exercisable as set forth in clause (a) above (or if exercised, but the purchase of the related Mortgage
Loan has not yet occurred, shall terminate and be of no further force or effect)
if the Mortgage Loan to which it relates is no longer delinquent as set forth above because the Mortgage Loan has (i) become a Rehabilitated Mortgage Loan,
(ii) been subject to a workout arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted pay-off) or (iv) been purchased by the related Seller pursuant to Section 2.3. In addition, the Option with respect to an A Note shall terminate upon the purchase of the A Note by the holder of the related B Note pursuant to the related Intercreditor Agreement.

     (f) Unless and until an Option Holder exercises an Option, the Special
Servicer shall continue to service and administer the related Mortgage Loan in accordance with the Servicing Standard and this Agreement, and shall pursue such other resolution or recovery strategies, including workout or foreclosure, as are consistent with this Agreement and the Servicing Standard.

     SECTION 9.37 OPERATING ADVISER; ELECTIONS.

                                     -258-

     (a) In accordance with Section 9.37(c), the Certificateholders representing more than 50% of the Certificate Balance of the Certificates of the then
Controlling Class may elect the Operating Adviser. The Operating Adviser shall be elected for the purpose of receiving reports and information from the Special
Servicer in respect of the Specially Serviced Mortgage Loans.

     (b) The initial Operating Adviser is ARCap CMBS Fund II REIT, Inc. The
Controlling Class shall give written notice to the Trustee, the Paying Agent and the Master Servicer of the appointment of any subsequent Operating Adviser (in order to receive notices hereunder). If a subsequent Operating Adviser is not so appointed, an election of an Operating Adviser also shall be held. Notice of the meeting of the Holders of the Controlling Class shall be mailed or delivered to each Holder by the Paying Agent, not less than 10 nor more than 60 days prior to the meeting. The notice shall state the place and the time of the meeting, which may be held by telephone. A majority of Certificate Balance of the Certificates of the then Controlling Class, present in person or represented by proxy, shall constitute a quorum for the nomination of an Operating Adviser. At the meeting, each Holder shall be entitled to nominate one Person to act as Operating
Adviser. The Paying Agent shall cause the election of the Operating Adviser to be held as soon thereafter as is reasonably practicable.

     (c) Each Holder of the Certificates of the Controlling Class shall be entitled to vote in each election of the Operating Adviser. The voting in each election of the Operating Adviser shall be in writing mailed, telecopied, delivered or sent by courier and actually received by the Paying Agent on or prior to the date of such election. Immediately upon receipt by the Paying Agent of votes (which have not been rescinded) from the Holders of Certificates representing more than 50% of the Certificate Balance of the Certificates of the
then Controlling Class which are cast for a single Person, such Person shall be, upon such Person's acceptance, the Operating Adviser. The Paying Agent shall promptly notify the Trustee of the identity of the Operating Adviser. Until an
Operating Adviser is elected by Holders of Certificates representing more than
50% of the Certificate Balance of the Certificates of the then Controlling Class or in the event that an Operating Adviser shall have resigned or been removed and a successor Operating Adviser shall not have been elected, there shall be no
Operating Adviser.

     (d) The Operating Adviser may be removed at any time by the written vote, copies of which must be delivered to the Paying Agent, of more than 50% of the
Certificate Balance of the Holders of the Certificates of the then Controlling
Class.

     (e) The Paying Agent shall act as judge of each election and, absent manifest error, the determination of the results of any election by the Paying
Agent shall be conclusive. Notwithstanding any other provisions of this Section
9.37, the Paying Agent may make such reasonable regulations as it may deem advisable for any election.

     (f) Notwithstanding any provision of this Section 9.37 or any other provision of this Agreement to the contrary, at any time that the Special
Servicer has been elected as Operating Adviser or no Operating Adviser has been elected, (i) the Special Servicer shall not be required to deliver notices or information to, or obtain the consent or approval of, the Operating Adviser and
(ii) to the extent any Person other than the Special Servicer is otherwise required hereunder to provide notices or information to, or obtain the consent or approval of, the

                                     -259-

Operating Adviser, such Person shall be required to provide such notices or information to, or obtain the consent or approval of, the Special Servicer.

     (g) Notwithstanding anything to the contrary set forth in this Agreement, the Master Servicer, the Special Servicer and the Operating Adviser acknowledge that, (i) with respect to the Oak Tree Village Apartments A/B Mortgage Loan,
pursuant to the related Intercreditor Agreement, the "Directing Lender," as defined therein, shall be entitled to exercise the rights and powers granted to the Operating Adviser herein with respect to the Oak Tree Village Apartments A/B
Mortgage Loan, as applicable, and that all references in this Agreement to the term "Operating Adviser" and to the Operating Adviser appointed pursuant to
Section 9.37(a) shall be deemed (solely with respect to the Oak Tree Village
Apartments A/B Mortgage Loan) to refer to the holder of the Oak Tree Village
Apartments B Note; provided, however, that if the holder of the Oak Tree Village
Apartments B Note is no longer the "Directing Lender" (as such term is defined in the related Intercreditor Agreement), then the "Directing Lender" (as such term is defined in the related Intercreditor Agreement) will be the holder of the Oak Tree Village Apartments Mortgage Loan (such rights and powers to be exercisable by the Operating Adviser). Notwithstanding the foregoing, the
Operating Adviser designated by the Certificateholders shall also receive all notices and reports delivered to the Operating Adviser appointed pursuant to the related Intercreditor Agreement.

     SECTION 9.38 LIMITATION ON LIABILITY OF OPERATING ADVISER. The Operating
Adviser shall have no liability to the Trust, the holder of any Serviced
Companion Mortgage Loan, the holder of any B Note or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith and using reasonable business judgment pursuant to this Agreement, or using reasonable business judgment. By its acceptance of a Certificate, each
Certificateholder (and Certificate Owner) confirms its understanding that the
Operating Adviser may take actions that favor the interests of one or more
Classes of the Certificates over other Classes of the Certificates and that the
Operating Adviser may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates and each holder of a
Serviced Companion Mortgage Loan and B Note (if any) and each Certificateholder
(and Certificate Owner) agrees to take no action against the Operating Adviser based upon such special relationship or conflict.

     SECTION 9.39 DUTIES OF OPERATING ADVISER. The Operating Adviser may advise the Special Servicer with respect to the following actions of the Special
Servicer and the Special Servicer will not be permitted to take any of the following actions unless and until it has notified the Operating Adviser in writing and such Operating Adviser has not objected in writing (i) within 5
Business Days of having been notified thereof in respect of actions relating to non-Specially Serviced Mortgage Loans (which 5 Business Day period shall run concurrently with the time periods set forth in the Primary Servicing Agreement with respect to such actions) and (ii) within 10 Business Days of having been notified thereof in respect of actions relating to Specially Serviced Mortgage
Loans and having been provided with all reasonably requested information with respect thereto (it being understood and agreed that if such written objection has not been received by the Special Servicer within such 5 Business Day or 10
Business Day period, as applicable, then the Operating Adviser's approval will be deemed to have been given):

                                     -260-

          (i) any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

          (ii) any modification, amendment or waiver, or consent to
modification, amendment or waiver, of a Money Term of a Mortgage Loan or A/B
Mortgage Loan or a modification consisting of the extension of the original
Maturity Date of a Mortgage Loan;

          (iii) any proposed sale of a Defaulted Mortgage Loan or A/B Mortgage
Loan (other than upon termination of the Trust pursuant to Article X);

          (iv) any determination to bring an REO Property into compliance with
Environmental Laws;

          (v) any release of or acceptance of substitute or additional collateral for a Mortgage Loan or A/B Mortgage Loan that is not otherwise expressly provided for under the Mortgage Loan documents;

          (vi) any acceptance of a discounted payoff;

          (vii) any waiver or consent to waiver of a "due-on-sale" or
"due-on-encumbrance" clause;

          (viii) any acceptance or consent to acceptance of an assumption agreement releasing a Mortgagor from liability under a Mortgage Loan or A/B
Mortgage Loan;

          (ix) any release of collateral for a Specially Serviced Mortgage Loan or A/B Mortgage Loan (other than in accordance with the terms of or upon satisfaction of, such Mortgage Loan);

          (x) any franchise changes or certain management company changes for which the Special Servicer is required to consent;

          (xi) releases of any Escrow Accounts, reserve accounts or Letters of
Credit that are not in compliance with the related Mortgage Loan documents; and

          (xii) any determination as to whether any type of property-level insurance is required under the terms of any Mortgage Loan or A/B Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related Mortgaged Property is located or any other determination or exercise of discretion with respect to property-level insurance.

     Notwithstanding the foregoing, the Operating Adviser shall not be entitled to the consultation rights described above (i) in respect of any non-Specially
Serviced Mortgage Loan that has an unpaid Principal Balance of less than
$2,500,000 and (ii) if such action has already been approved or deemed approved in accordance with Section 9.32 of this Agreement.

                                     -261-

     With respect to items (vii), (viii) and (ix), the Operating Adviser shall be subject to the same time periods for advising the Special Servicer with respect to any such matters as are afforded to the Special Servicer pursuant to
Section 8.7, which periods shall be co-terminous with those of Special Servicer.
In addition, the Operating Adviser may direct the Trustee to remove the Special
Servicer at any time upon the appointment and acceptance of such appointment by a successor to the Special Servicer; provided that, prior to the effectiveness of any such appointment, the Trustee and the Paying Agent shall have received
Rating Agency Confirmation from each Rating Agency. The Operating Adviser shall pay any costs and expenses incurred by the Trust in connection with the removal and appointment of a Special Servicer (unless such removal is based on any of the events or circumstances set forth in Section 9.30(b)). The Trustee shall notify the Paying Agent promptly upon its receipt of the direction set forth above.

     Notwithstanding anything herein to the contrary, no advice, direction or objection from the Operating Adviser, as contemplated by this Section 9.39 or elsewhere, may (and the Master Servicer and Special Servicer, as applicable, shall ignore and act without regard to any such advice, direction or objection that the Master Servicer or Special Servicer, as applicable, has determined, in its reasonable, good faith judgment, will) require or cause the Master Servicer or Special Servicer to violate any provision of this Agreement or the Mortgage
Loans, including the Master Servicer's and Special Servicer's obligation to act in accordance with the Servicing Standard.

     The Master Servicer (with respect to any Non-Serviced Mortgage Loan that is not a "Specially Serviced Mortgage Loan" under the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement) or Special Servicer (with respect to any
Non-Serviced Mortgage Loan that is a "Specially Serviced Mortgage Loan" under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement), as
applicable, is authorized to exercise the rights and powers of the Trustee, as holder of the Mortgage Note for each of the Non-Serviced Mortgage Loans, under each of the related Non-Serviced Mortgage Loan Intercreditor Agreements and
Non-Serviced Mortgage Loan Pooling and Servicing Agreements to the extent set forth in this Agreement. The Master Servicer or Special Servicer, as applicable, shall be subject to the same limitations, constraints and restrictions in exercising such rights and powers as would be applicable to the Trustee, in its capacity as holder of the Mortgage Note for the applicable Non-Serviced Mortgage
Loan and shall be further subject to such consultation or approval rights of the
Operating Adviser under this Section 9.39 as would be applicable if such
Non-Serviced Mortgage Loan were serviced under this Agreement. Subject to any section of the applicable Non-Serviced Mortgage Loan Intercreditor Agreement
that specifically addresses a particular matter with respect to a Non-Serviced
Mortgage Loan, if the Trustee is requested to take any action in its capacity as holder of the Mortgage Note for such Non-Serviced Mortgage Loan, the Trustee will notify in writing the Master Servicer or Special Servicer, as applicable, and, subject to Section 7.1, act in accordance with the instructions of, such party to the extent set forth in this Agreement; provided, that the Trustee shall not be required to take any action at the direction of the Master Servicer or Special Servicer, as applicable, that is not permitted under applicable law or the terms of the related Non-Serviced Mortgage Loan Intercreditor Agreement and Non-Serviced Mortgage Loan Pooling and Servicing Agreement. Notwithstanding
the foregoing, any such party may only exercise any purchase option or cure rights with respect to a Non-Serviced Companion Mortgage Loan in its individual capacity and not on behalf of the Trust.

                                     -262-

     SECTION 9.40 RIGHTS OF THE HOLDER OF A B NOTE.

     With respect to each A/B Mortgage Loan (if any), the holder of the B Note shall have such consent rights or consultation rights, if any, during the specified time periods, as are set forth in the related Intercreditor Agreement.

     Notwithstanding the foregoing, if the Master Servicer or Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that immediate action is necessary to protect the interest of the Certificateholders and the holder of any related Serviced Companion Mortgage Loan (as a collective whole), then the Master Servicer or Special Servicer, as applicable may take any such action without waiting for the response of the holder of the B Note provided for in the related Intercreditor Agreement.

     In addition, with respect to any A/B Mortgage Loan, to the extent provided for in the related Intercreditor Agreement, the holder of the B Note may direct the Master Servicer or Special Servicer, as applicable, to take, or to refrain from taking, such actions as the holder of the B Note may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, the Master
Servicer or Special Servicer, as applicable, shall, with respect to any A/B
Mortgage Loan, provide the holder of the B Note with any information in the
Master Servicer's or Special Servicer's, as applicable, possession with respect to such matters, including its reasons for determining to take a proposed action.

     In the event that the holder of the B Note shall direct the Master Servicer or the Special Servicer to take any action (other than those provided for in the related Intercreditor Agreement), the Master Servicer or the Special Servicer
shall be entitled to receive reimbursement from collections on and other proceeds of the B Note for (i) its reasonable out-of-pocket expenses incurred in taking such action and (ii) to the extent that such action constitutes an extraordinary action not in the ordinary course of administering and servicing such mortgage loan, other reasonable costs incurred by the Master Servicer or the Special Servicer in taking such action. The Master Servicer or the Special
Servicer shall notify the holder of the B Note, prior to taking the related action, if the Master Servicer or the Special Servicer anticipates that it will seek reimbursement therefor under the preceding sentence, and of the estimated amount of such reimbursement, and shall further notify the holder of the B Note if it intends to obtain actual reimbursement in excess of the estimated amount.

     Notwithstanding anything herein to the contrary, no advice, direction or objection from the holder of the B Note, as contemplated by this Section 9.40, may (and the Master Servicer and Special Servicer, as applicable, shall ignore and act without regard to any such advice, direction or objection that the
Master Servicer or Special Servicer, as applicable, has determined, in accordance with the Servicing Standard, will) require or cause the Master
Servicer or Special Servicer to violate any provision of this Agreement or the
Mortgage Loans, including the Master Servicer's and Special Servicer's obligation to act in accordance with the Servicing Standard.

     The holder of the Oak Tree Village Apartments B Note shall be entitled to terminate the Special Servicer with respect to the Oak Tree Village Apartments
A/B Mortgage Loan as set forth in Section 9.30(d) of this Agreement.

                                     -263-

                                   ARTICLE X

                      PURCHASE AND TERMINATION OF THE TRUST

SECTION 10.1 TERMINATION OF TRUST UPON REPURCHASE OR LIQUIDATION OF ALL MORTGAGE
             LOANS.

     (a) The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent, to make payments to the Class R-I Certificateholders, the Class R-II Certificateholders
and the Class R-III Certificateholders as set forth in Section 10.2 and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO
Property (and final distribution to the Certificateholders) or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or (iii) the termination of the Trust pursuant to Section 10.1(c) below; provided that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

     (b) The Master Servicer shall give the Trustee, the Luxembourg Paying Agent and the Paying Agent notice of the date when the Aggregate Principal Balance of the Mortgage Loans is less than or equal to one percent (1%) of the initial
Aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. The
Paying Agent shall promptly forward such notice to the Trustee, the Depositor, the Holder of a majority of the Controlling Class, the Master Servicer, the
Special Servicer and the Holders of the Class R-I Certificates; and the Holder
of a majority of the Controlling Class, the Master Servicer, the Special
Servicer and the Holders of the Class R-I Certificates, in such priority (and in the case of the Class R-I Certificateholders, a majority of the Class R-I
Certificateholders), may purchase, in whole only, the Mortgage Loans and any other property, if any, remaining in the Trust. If any party desires to exercise such option, it will notify the Trustee who will notify any party with a prior right to exercise such option. If any party that has been provided notice by the
Trustee (excluding the Depositor) notifies the Trustee within ten Business Days after receiving notice of the proposed purchase that it wishes to purchase the assets of the Trust, then such party (or, in the event that more than one of such parties notifies the Trustee that it wishes to purchase the assets of the
Trust, the party with the first right to purchase the assets of the Trust) may purchase the assets of the Trust in accordance with this Agreement. Upon the
Paying Agent's receipt of the Termination Price set forth below, the Trustee shall promptly release or cause to be released to the Master Servicer for the benefit of the Holder of a majority of the Controlling Class, the Holder of a majority of the Class R-I Certificates, the Special Servicer or the Master
Servicer, as the case may be, the Mortgage Files pertaining to the Mortgage
Loans. The "Termination Price" shall equal 100% of the aggregate Principal
Balances of the Mortgage Loans (other than Mortgage Loans as to which a Final
Recovery Determination has been made) on the day of such purchase plus accrued and unpaid interest thereon at the applicable Mortgage Rates (or Mortgage Rates less the Master Servicing Fee Rate if the Master Servicer is the purchaser), with respect to the Mortgage Loans to the Due Date for each Mortgage Loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances and interest on such unreimbursed Advances

                                     -264-

at the Advance Rate, and the fair market value of any other property remaining in REMIC I. The Trustee shall consult with the Placement Agents and the
Underwriters or their respective successors, as advisers, in order for the
Trustee to determine whether the fair market value of the property constituting the Trust has been offered; provided that, if an Affiliate of the Placement
Agent or the Underwriters is exercising its right to purchase the Trust assets, the Trustee shall consult with the Operating Adviser in order for the Trustee to determine the fair market value, provided that the Operating Adviser is not an
Affiliate of the Class R-I Holder, the Special Servicer or the Master Servicer,
or the Trustee (the fees and expenses of such determination which shall be paid for by the buyer of the property). As a condition to the purchase of the Trust pursuant to this Section 10.1(b), the Holder of a majority of the Controlling
Class, the Holder of a majority of the Class R-I Certificates, the Special
Servicer or the Master Servicer, as the case may be, must deliver to the Trustee an Opinion of Counsel, which shall be at the expense of such Holders, the
Special Servicer or the Master Servicer, as the case may be, stating that such termination will be a "qualified liquidation" under section 860F(a)(4) of the
Code. Such purchase shall be made in accordance with Section 10.3.

     (c) If at any time the Holders of the Class R-I Certificates own 100% of the REMIC III Certificates such Holders may terminate REMIC I (which will in turn result in the termination of REMIC II and REMIC III) upon (i) the delivery to the Trustee and the Depositor of an Opinion of Counsel (which opinion shall be at the expense of such Holders) stating that such termination will be a
"qualified liquidation" of each REMIC Pool under Section 860F of the Code, and
(ii) the payment of any and all costs associated with such termination. Such termination shall be made in accordance with Section 10.3.

     (d) Upon the termination of the Trust, any funds or other property held by the Class P Grantor Trust shall be distributed to the Class P Certificateholders on a pro rata basis, whether or not the respective Certificate Balances of the
Class P Certificates have been reduced to zero.

     (e) Upon the sale of the A Note relating to an A/B Mortgage Loan by the
Trust or the payment in full of such A Note, the related B Note shall no longer be subject to this Agreement and shall no longer be serviced by the Master
Servicer or the Special Servicer.

     SECTION 10.2 PROCEDURE UPON TERMINATION OF TRUST.

     (a) Notice of any termination pursuant to the provisions of Section 10.1, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to the Paying
Agent, the Rating Agencies, the Holders of the Residual Certificates and the
REMIC Regular Certificates mailed no later than ten days prior to the date of such termination. Such notice shall specify (A) the Distribution Date upon which final distribution on the Residual Certificates and the REMIC Regular
Certificates will be made, and upon presentation and surrender of the Residual
Certificates and the REMIC Regular Certificates at the office or agency of the
Certificate Registrar therein specified, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Residual Certificates and the REMIC
Regular Certificates at the office or agency of the Certificate Registrar therein specified. The Trustee shall give such notice to the Depositor and the
Certificate Registrar at the time such notice is given to Holders of the
Residual Certificates and the REMIC Regular Certificates. Upon any

                                     -265-

such termination, the duties of the Certificate Registrar with respect to the
Residual Certificates and the REMIC Regular Certificates shall terminate and the
Trustee shall terminate, or request the Master Servicer and the Paying Agent to terminate, the Certificate Account and the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the
Paying Agent's obligation hereunder to hold all amounts payable to the Holders of the Residual Certificates and the REMIC Regular Certificates in trust without interest pending such payment.

     (b) In the event that all of the Holders do not surrender their certificates evidencing the Residual Certificates and the REMIC Regular
Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Certificate Registrar shall give a second written notice to the remaining Holders of the Residual Certificates and the REMIC Regular Certificates to surrender their certificates evidencing the
Residual Certificates and the REMIC Regular Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Residual Certificates and the REMIC Regular Certificates
shall not have been surrendered for cancellation, the Certificate Registrar may take appropriate steps to contact the remaining Holders of the Residual
Certificates and the REMIC Regular Certificates concerning surrender of such certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any such Residual Certificates and the REMIC Regular Certificates shall not have been surrendered for cancellation, the Paying Agent shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such
Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Holder of a Residual Certificates and the REMIC Regular Certificates due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section. Any money held by the Paying Agent pending distribution under this Section 10.2 after 90 days after the adoption of a plan of complete liquidation shall be deemed for tax purposes to have been distributed from the REMIC Pools and shall be beneficially owned by the related
Holder.

     SECTION 10.3 ADDITIONAL TRUST TERMINATION REQUIREMENTS.

     (a) The Trust and each REMIC Pool shall be terminated in accordance with the following additional requirements, unless at the request of the Master
Servicer or the Class R-I Certificateholders, as the case may be, the Trustee seeks, and the Paying Agent subsequently receives an Opinion of Counsel (at the expense of the Master Servicer or the Class R-I Certificateholders, as the case may be), addressed to the Depositor, the Trustee and the Paying Agent to the
effect that the failure of the Trust to comply with the requirements of this
Section 10.3 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC Pool under the REMIC Provisions or (ii) cause any
REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 89 days prior to the time of the making of the final payment on the REMIC III Certificates, the Master Servicer shall prepare and the
Trustee (on behalf of REMIC I, REMIC II or REMIC III) shall adopt a plan of complete liquidation of the REMIC I Pool, meeting the requirements of a qualified liquidation under the REMIC Provisions, which plan need not be in any special form and the date of which, in general, shall be the date of

                                     -266-

the notice specified in Section 10.2(a) and shall be specified in a statement attached to the federal income tax return of each REMIC Pool;

          (ii) At or after the date of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the
REMIC III Certificates, the Trustee shall sell all of the assets of the Trust for cash at the Termination Price; provided that if the Holders of the Class R-I
Certificates are purchasing the assets of the Trust, the amount to be paid by such Holders may be paid net of the amount to be paid to such Holders as final distributions on any Certificates held by such Holders;

          (iii) At the time of the making of the final payment on the
Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, (A) to the Holders of the Class R-I Certificates all
assets of REMIC I remaining after such final payment of the REMIC I Regular
Interests, (B) to the Holders of the Class R-II Certificates all assets of REMIC
II remaining after such final payment of the REMIC II Regular Interests and (C)
to the Holders of the Class R-III Certificates all remaining assets of REMIC III
(in each case other than cash retained to meet claims), and the Trust shall terminate at that time; and

          (iv) In no event may the final payment on the REMIC I Regular
Interests, REMIC II Regular Interests or REMIC Regular Certificates or the final distribution or credit to the Holders of the Residual Certificates, respectively, be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) By their acceptance of the Class R-I, Class R-II or Class R-III
Certificates, respectively, the Holders thereof hereby (i) authorize the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the REMIC Pool, and (ii) agree to take such other action as may be necessary to adopt a plan of complete liquidation of the Trust upon the written request of the Depositor, which authorization shall be binding upon all successor Class
R-I, Class R-II and Class R-III Certificateholders, respectively.

                                   ARTICLE XI

                          RIGHTS OF CERTIFICATEHOLDERS

     SECTION 11.1 LIMITATION ON RIGHTS OF HOLDERS.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to

                                     -267-

any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder, solely by virtue of its status as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement unless the
Holders of Certificates evidencing not less than 50% of the Aggregate Principal
Amount of the Certificates then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given the Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.2 ACCESS TO LIST OF HOLDERS.

     (a) If the Paying Agent is not acting as Certificate Registrar, the
Certificate Registrar will furnish or cause to be furnished to the Trustee and the Paying Agent, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee or the Paying Agent, as the case may be, in writing, a list, in such form as the Trustee or the Paying Agent, as the case may be, may reasonably require, of the names and addresses of the Certificateholders of each
Class as of the most recent Record Date.

     (b) If the Depositor, the Operating Adviser, the Special Servicer, the
Master Servicer, the Trustee or three or more Holders (hereinafter referred to as "applicants," with a single Person which (together with its Affiliates) is the Holder of more than one Class of Certificates being viewed as a single
"applicant" for these purposes) apply in writing to the Paying Agent and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Paying Agent shall, within five Business Days after the receipt of such application, send, at such Person's expense, the written communication proffered by the applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     (c) Every Holder, by receiving and holding a Certificate, agrees with the
Depositor, the Certificate Registrar, the Paying Agent, the Master Servicer and
the Trustee that neither the Depositor, the Certificate Registrar, the Paying
Agent, the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the

                                     -268-

names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 11.3 ACTS OF HOLDERS OF CERTIFICATES.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing;
and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Depositor and the Paying Agent.
Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this
Agreement and conclusive in favor of the Trustee, the Depositor and the Paying
Agent, if made in the manner provided in this Section. The Trustee agrees to promptly notify the Depositor of any such instrument or instruments received by it, and to promptly forward copies of the same.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to such notary public or other officer the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of such officer's or member's authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor nor the Paying Agent shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the
Paying Agent or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                     -269-

                                   ARTICLE XII

                     REMIC AND GRANTOR TRUST ADMINISTRATION

     The provisions of this Article XII shall apply to each REMIC Pool and the
Class P Grantor Trust, as applicable.

     SECTION 12.1 REMIC ADMINISTRATION.

     (a) An election will be made by the Paying Agent on behalf of the Trustee to treat the segregated pool of assets consisting of the Mortgage Loans (other than Excess Interest payable thereon), such amounts with respect thereto as shall from time to time be held in the Certificate Account, the Interest Reserve
Account, the Reserve Account and the Distribution Account (exclusive of the
Excess Interest Sub-account), the Insurance Policies and any related amounts in the REO Account and any related REO Properties as a REMIC ("REMIC I") under the
Code, other than any portion of the foregoing amounts allocable to a B Note or
Serviced Companion Mortgage Loan. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the REMIC I Interests are issued. For purposes of such election, the REMIC I
Regular Interests shall each be designated as a separate Class of "regular interests" in REMIC I and the Class R-I Certificates shall be designated as the sole Class of "residual interests" in REMIC I.

     An election will be made by the Paying Agent to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC ("REMIC II")
under the Code. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the REMIC II
Interests are issued. For the purposes of such election, the REMIC II Regular
Interests shall be designated as the "regular interests" in REMIC II and the
Class R-II Certificates shall be designated as the sole Class of the "residual interests" in REMIC II.

     An election will be made by the Paying Agent to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC ("REMIC III")
under the Code. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the REMIC III
Certificates are issued. For purposes of such election, the Class A-1, Class
A-2, Class A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class X-1, Class
X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O and Class P Certificates (but other than the Class P Grantor Trust Interest) shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated as the sole Class of "residual interests" in REMIC III.

     The Trustee and the Paying Agent shall not permit the creation of any
"interests" (within the meaning of Section 860G of the Code) in any of the REMIC
Pools other than the REMIC I Regular Interests, the REMIC II Regular Interests,
the REMIC III Regular Interests and the Residual Certificates.

                                     -270-

     (b) The Closing Date is hereby designated as the "Startup Day" of each
REMIC Pool within the meaning of Section 860G(a)(9) of the Code.

     (c) The Paying Agent shall pay all routine tax related expenses (not including any taxes, however denominated, including any additions to tax, penalties and interest) of each REMIC Pool, excluding any professional fees or extraordinary expenses related to audits or any administrative or judicial proceedings with respect to each REMIC Pool that involve the Internal Revenue
Service or state tax authorities.

     (d) The Paying Agent shall cause to be prepared, signed, and timely filed with the Internal Revenue Service, on behalf of each REMIC Pool, an application for a taxpayer identification number for such REMIC Pool on Internal Revenue
Service Form SS-4. The Paying Agent, upon receipt from the Internal Revenue
Service of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Depositor and the Master Servicer. The
Paying Agent shall prepare and file Form 8811 on behalf of each REMIC Pool and shall designate an appropriate Person to respond to inquiries by or on behalf of
Certificateholders for original issue discount and related information in accordance with applicable provisions of the Code.

     (e) The Paying Agent shall prepare and file, or cause to be prepared and filed, all of each REMIC Pool's federal and state income or franchise tax and information returns as such REMIC Pool's direct representative, and the Trustee shall sign such returns; the expenses of preparing and filing such returns shall be borne by the Paying Agent, except that if additional state tax returns are required to be filed in more than three states, the Paying Agent shall be entitled, with respect to any such additional filings, to (i) be paid a reasonable fee and (ii) receive its reasonable costs and expenses, both as amounts reimbursable pursuant to Section 5.2(a)(vi) hereof. The Depositor, the
Master Servicer and the Special Servicer shall provide on a timely basis to the
Paying Agent or its designee such information with respect to the Trust or any
REMIC Pool as is in its possession, which the Depositor or the Master Servicer and the Special Servicer has received or prepared by virtue of its role as
Depositor or Master Servicer and the Special Servicer hereunder and reasonably requested by the Paying Agent to enable it to perform its obligations under this subsection, and the Paying Agent shall be entitled to conclusively rely on such information in the performance of its obligations hereunder. The Depositor shall indemnify the Trust, the Trustee, the Paying Agent and the Fiscal Agent for any
liability or assessment against any of them or cost or expense (including attorneys' fees) incurred by them resulting from any error resulting from bad faith, negligence, or willful malfeasance of the Depositor in providing any information for which the Depositor is responsible for preparing. The Master
Servicer and the Special Servicer shall indemnify the Trustee, the Fiscal Agent, the Paying Agent and the Depositor for any liability or assessment against the
Trustee, the Fiscal Agent, the Depositor, the Paying Agent or any REMIC Pool and
any expenses incurred in connection with such liability or assessment (including attorneys' fees) resulting from any error in any of such tax or information returns resulting from errors in the information provided by the Master Servicer or the Special Servicer, as the case may be, or caused by the negligence, willful misconduct or bad faith of the Master Servicer or the Special Servicer, as the case may be. The Paying Agent shall indemnify the Master Servicer, the
Depositor or any REMIC Pool for any expense incurred by the Master Servicer, the
Depositor and any REMIC Pool resulting from any error in any of such tax or information returns resulting from errors in the preparation of such returns caused by the negligence, willful misconduct or bad faith of the Paying Agent.
Each

                                     -271-

indemnified party shall immediately notify the indemnifying party or parties of the existence of a claim for indemnification under this Section 12.1(e), and provide the indemnifying party or parties, at the expense of such indemnifying party or parties, an opportunity to contest the tax or assessment or expense giving rise to such claim, provided that the failure to give such notification rights shall not affect the indemnification rights in favor of any REMIC Pool under this Section 12.1(e). Any such indemnification shall survive the resignation or termination of the Master Servicer, the Paying Agent or the
Special Servicer, or the termination of this Agreement.

     (f) The Paying Agent shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of such
REMIC Pool under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, the Paying Agent shall provide (i) to the Internal Revenue
Service or other Persons (including, but not limited to, the Transferor of a
Residual Certificate, to a Disqualified Organization or to an agent that has acquired a Residual Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to
the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (g) The Paying Agent shall forward to the Depositor copies of quarterly and annual REMIC tax returns and Internal Revenue Service Form 1099 information returns and such other information within the control of the Paying Agent as the
Depositor may reasonably request in writing. Moreover, the Paying Agent shall forward to each Certificateholder such forms and furnish such information within its control as are required by the Code to be furnished to them, shall prepare and file with the appropriate state authorities as may to the actual knowledge of a Responsible Officer of the Paying Agent be required by applicable law and shall prepare and disseminate to Certificateholders Internal Revenue Service
Forms 1099 (or otherwise furnish information within the control of the Paying
Agent) to the extent required by applicable law. The Paying Agent will make available to any Certificateholder any tax related information required to be made available to Certificateholders pursuant to the Code and any regulations thereunder.

     (h) The Holder of more than 50% of the Percentage Interests in Class R-I,
Class R-II and Class R-III Certificates, respectively (or of the greatest percentage of such Class R-I, Class R-II and Class R-III Certificates if no
Holder holds more than 50% thereof), shall be the applicable REMIC Pool's Tax
Matters Person. The duties of the Tax Matters Person for each of the REMIC Pools are hereby delegated to the Paying Agent and each Residual Certificateholder, by acceptance of its Residual Certificate, agrees, on behalf of itself and all successor holders of such Residual Certificate, to such delegation to the Paying
Agent as their agent and attorney in fact. If the Code or applicable regulations prohibits the Paying Agent from signing any applicable Internal Revenue Service, court or other administrative documents or from acting as Tax Matters Person (as an agent or otherwise), the Paying Agent shall take whatever action is necessary for the signing of such documents and designation of a Tax Matters Person, including the designation of such Residual Certificateholder. The Paying Agent shall not be required to expend or risk its own funds or otherwise incur any other financial liability in the performance of its duties hereunder or in the exercise of any of its rights or powers (except to the extent of the ordinary expenses of performing its duties under this Agreement), if it shall have

                                     -272-

reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (i) The Trustee, the Paying Agent, the Holders of the Residual
Certificates, the Master Servicer and the Special Servicer shall each exercise reasonable care, to the extent within its control, and with respect to each of the Trustee, Paying Agent, the Master Servicer and the Special Servicer, within the scope of its express duties, and shall each act in accordance with this
Agreement and the REMIC Provisions in order to create and maintain the status of each REMIC Pool as a REMIC and the Class P Grantor Trust as a grantor trust or, as appropriate, adopt a plan of complete liquidation with respect to each REMIC
Pool.

     (j) The Trustee, the Paying Agent, the Master Servicer, the Special
Servicer, the Fiscal Agent and the Holders of Residual Certificates shall not take any action or fail to take any action or cause any REMIC Pool to take any action or fail to take any action if any of such persons knows or could, upon the exercise of reasonable diligence, know, that, under the REMIC Provisions such action or failure, as the case may be, could (i) endanger the status of any
REMIC Pool as a REMIC (ii) result in the imposition of a tax upon any REMIC Pool
(including but not limited to the tax on prohibited transactions as defined in
Code Section 860F(a)(2)) or (iii) endanger the status of the Class P Grantor
Trust as a grantor trust unless the Trustee and the Paying Agent have received an Opinion of Counsel (at the expense of the party seeking to take such action)
to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. Any action required under this section which would result in an unusual or unexpected expense shall be undertaken at the expense of the party seeking the Trustee, the Paying Agent or the Holders of the Residual Certificates to undertake such action.

     (k) In the event that any tax is imposed on any REMIC created hereunder, including, without limitation, "prohibited transactions" taxes as defined in
Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d)
of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the
Special Servicer pursuant to Section 9.14(e)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Paying
Agent, if such tax arises out of or results from a breach of any of its obligations under this Agreement; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under this Agreement; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement; (iv) the Fiscal Agent, if such tax arises out of or results from a breach by the Fiscal Agent of any of its obligations under this
Agreement; and (v) the Trust in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 9.14(e) shall be charged to and paid by the Trust from the net income generated on the related REO Property.
Any such amounts payable by the Trust in respect of taxes shall be paid by the
Paying Agent out of amounts on deposit in the Distribution Account.

     (l) The Paying Agent and, to the extent that books and records are maintained by the Master Servicer or the Special Servicer in the normal course of its business, the Master Servicer and the Special Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool on a calendar year and on an accrual basis.

                                     -273-

Notwithstanding anything to the contrary contained herein, except to the extent provided otherwise in the Mortgage Loans or in the Mortgages, all amounts collected on the Mortgage Loans shall, for federal income tax purposes, be allocated first to interest due and payable on the Mortgage Loans (including interest on overdue interest, other than additional interest at a penalty rate payable following a default). The books and records must be sufficient concerning the nature and amount of each REMIC Pool's investments to show that such REMIC Pool has complied with the REMIC Provisions.

     (m) Neither the Trustee, the Paying Agent, the Master Servicer nor the
Special Servicer shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services.

     (n) In order to enable the Paying Agent to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Paying
Agent within ten (10) days after the Closing Date all information or data that the Paying Agent reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, prepayment assumption, issue prices and projected cash flows of the Certificates, as applicable, and the projected cash flows of the
Mortgage Loans. Thereafter, the Depositor shall provide to the Paying Agent or its designee, promptly upon request therefor, any such additional information or data within the Depositor's possession or knowledge that the Paying Agent may, from time to time, reasonably request in order to enable the Paying Agent to perform its duties as set forth herein. The Paying Agent is hereby directed to use any and all such information or data provided by the Depositor in the preparation of all federal and state income or franchise tax and information returns and reports for each REMIC Pool to Certificateholders as required herein. The Depositor hereby indemnifies the Trustee, the Paying Agent, the
Fiscal Agent, and each REMIC Pool for any losses, liabilities, damages, claims, expenses (including attorneys' fees) or assessments against the Trustee, the
Paying Agent, the Fiscal Agent and each REMIC Pool arising from any errors or miscalculations of the Paying Agent pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Paying Agent (but not resulting from the methodology employed by the Paying Agent) on a timely basis and such indemnification shall survive the termination of this Agreement and the termination or resignation of the Paying Agent and the Fiscal Agent.

     The Paying Agent agrees that all such information or data so obtained by it are to be regarded as confidential information and agrees that it shall use its reasonable best efforts to retain in confidence, and shall ensure that its officers, employees and representatives retain in confidence, and shall not disclose, without the prior written consent of the Depositor, any or all of such information or data, or make any use whatsoever (other than for the purposes contemplated by this Agreement) of any such information or data without the prior written consent of the Depositor, unless such information is generally available to the public (other than as a result of a breach of this Section
12.1(n)) or is required by law or applicable regulations to be disclosed or is disclosed (i) to independent auditors and accountants, counsel and other professional advisers of the Paying Agent and its parent, or (ii) in connection with its rights and obligations under this Agreement.

     (o) At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein,

                                     -274-

maintain substantially all of the assets of REMIC I as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (p) For the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury
Regulations, the "latest possible maturity date" for each Class of Certificates representing a regular interest in REMIC III, for each Class of REMIC I Regular
Interests and for each Class of REMIC II Regular Interests is the Rated Final
Distribution Date; provided that the "latest possible maturity date" for the
Class X-2 Certificates is the Distribution Date in July 2013.

     SECTION 12.2 PROHIBITED TRANSACTIONS AND ACTIVITIES. Neither the Trustee,
the Paying Agent, the Master Servicer nor the Special Servicer shall permit the sale, disposition or substitution of any of the Mortgage Loans (except in a disposition pursuant to (i) the foreclosure or default of a Mortgage Loan, (ii)
the bankruptcy or insolvency of any REMIC Pool, (iii) the termination of any
REMIC Pool in a "qualified liquidation" as defined in Section 860F(a)(4) of the
Code, or (iv) a substitution pursuant to Article II hereof), nor acquire any assets for the Trust, except as provided in Article II hereof, nor sell or dispose of any investments in the Certificate Account or Distribution Account
for gain, nor accept any contributions to any REMIC Pool (other than a cash contribution during the 3-month period beginning on the Startup Day), unless it has received an Opinion of Counsel (at the expense of the Person requesting such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (A) affect adversely the status of any REMIC Pool as a REMIC or of the REMIC Certificates, other than the Residual Certificates, as the regular interests therein, (B) affect the distribution of interest or principal on the Certificates, (C) result in the encumbrance of the assets transferred or assigned to any REMIC Pool (except pursuant to the provisions of this Agreement)
or (D) cause any REMIC Pool to be subject to a tax on "prohibited transactions"
or "prohibited contributions" or other tax pursuant to the REMIC Provisions.

     SECTION 12.3 MODIFICATIONS OF MORTGAGE LOANS. Notwithstanding anything to the contrary in this Agreement, neither the Trustee, the Paying Agent, the
Master Servicer nor the Special Servicer shall permit any modification of a
Money Term of a Mortgage Loan or a Specially Serviced Mortgage Loan unless (i)
the Trustee, the Special Servicer, Paying Agent and the Master Servicer have received a Nondisqualification Opinion or a ruling from the Internal Revenue
Service (at the expense of the party making the request that the Master Servicer or the Special Servicer modify the Mortgage Loan or a Specially Serviced
Mortgage Loan) to the effect that such modification would not be treated as an exchange pursuant to Section 1001 of the Code (or, if it would be so treated, would not be treated as a "significant modification" for purposes of Section
1.860G-2(b) of the Treasury Regulations) or (ii) such modification meets the requirements set forth in Sections 8.18 or 9.5.

     SECTION 12.4 LIABILITY WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC
STATUS. In the event that any REMIC Pool fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or tax as a result of a prohibited transaction or prohibited contribution subject to taxation under the
REMIC Provisions due to the negligent performance by either the Trustee or the
Paying Agent of its respective duties and obligations set forth herein, the
Trustee or the Paying Agent, as the case may be, shall be liable to the REMIC
Pools and the Holders of the Residual Certificates for any and all losses, claims, damages, liabilities or

                                     -275-

expenses ("Losses") resulting from such negligence and relating to the Residual
Certificates; provided, however, that the Trustee, or the Paying Agent, as applicable, shall not be liable for any such Losses attributable to the action or inaction of the Master Servicer, the Special Servicer, the Trustee (with respect to the Paying Agent), the Paying Agent (with respect to the Trustee), the Depositor or the Holders of such Residual Certificates nor for any such
Losses resulting from any actions or failure to act based upon reliance on an
Opinion of Counsel or from misinformation provided by the Master Servicer, the
Special Servicer, the Trustee (with respect to the Paying Agent), the Paying
Agent (with respect to the Trustee), the Depositor or such Holders of the
Residual Certificates on which the Trustee or the Paying Agent, as the case may be, has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holders of the Residual Certificates now or hereafter existing at law or in equity. The Trustee or the Paying Agent shall be entitled to intervene in any litigation in connection with the foregoing and to maintain control over its defense.

     SECTION 12.5 CLASS P GRANTOR TRUST.

     (a) The assets of the Class P Grantor Trust, consisting of the right to any
Excess Interest in respect of the ARD Loans and the Excess Interest Sub-account, shall be held by the Paying Agent for the benefit of the Holders of the Class P
Grantor Trust Interest, represented by the Class P Certificates, which Class P
Certificates, in the aggregate, will evidence 100% beneficial ownership of such assets from and after the Closing Date. It is intended that the portion of the
Trust consisting of the Class P Grantor Trust will be treated as a separate grantor trust for federal income tax purposes, and each of the parties to this
Agreement agrees that it will not take any action that is inconsistent with establishing or maintaining such treatment. Under no circumstances may the
Paying Agent vary the assets of the Class P Grantor Trust so as to take advantage of variations in the market so as to improve the rate of return of
Holders of the Class P Certificates. The Paying Agent shall be deemed to hold and shall account for each of the Class P Grantor Trust separate and apart from the assets of REMIC I, REMIC II and REMIC III created hereunder.

     (b) The parties intend that the portions of the Trust consisting of the
Class P Grantor Trust shall constitute, and that the affairs of the Trust
(exclusive of the REMIC Pools) shall be conducted so as to qualify such portion as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Paying Agent shall furnish or cause to be furnished to the Class P
Certificateholders and shall file, or cause to be filed with the Internal
Revenue Service, together with Form 1041 or such other form as may be applicable, information returns with respect to income and expenses relating to their shares of the income and expenses of the Class P Grantor Trust and with respect to the Class P Grantor Trust, on the cash or accrual method of accounting and so as to enable reporting to Holders of Class P Certificates based on their annual accounting period, at the time or times and in the manner required by the Code.

                                     -276-

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     SECTION 13.1 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 13.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     SECTION 13.3 AMENDMENT.

     (a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust or this Agreement in the Private Placement Memorandum, the Preliminary
Prospectus Supplement, the Final Prospectus Supplement or the Prospectus, or to
correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to amend any provision hereof to the extent necessary or desirable to maintain the status of each REMIC Pool as a REMIC (or the grantor trust created from the related portion of the Trust) for the purposes of federal income tax law (or comparable provisions of state income tax law), (iv) to make any other provisions with respect to matters or questions arising under or with respect to this Agreement not inconsistent with the provisions hereof, (v) to modify, add to or eliminate the provisions of Article
III relating to transfers of Residual Certificates, (vi) to amend any provision herein to the extent necessary or desirable to list the Certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents, (vii) to modify the provisions relating to the timing of
Advance reimbursements in order to conform them to the commercial mortgage-backed securities industry standard for such provisions if (w) the
Depositor and the Master Servicer determine that that industry standard has changed, (x) such modification will not result in an Adverse REMIC Event, as evidenced by an Opinion of Counsel, (y) each Rating Agency has delivered a
Rating Agency Confirmation with respect to such modification, and (z) the
Operating Adviser consents to such modification or (viii) to make any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents) . No such amendment effected pursuant to clause (i), (ii) or (iv) of the preceding sentence shall (A) adversely affect in any material respect the interests of any
Certificateholder not consenting thereto without the consent of 100% of the
Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC Pool as a REMIC (or the grantor trust created from the related portion of the Trust). Prior to entering into any amendment without the consent of
Holders pursuant to this paragraph, the Trustee may require an Opinion of
Counsel and a Nondisqualification Opinion (in the case of clauses (i), (ii) and
(iii), at the expense of the Depositor, and otherwise at the expense of the party requesting such amendment, except that if

                                     -277-

the Trustee requests such amendment, such amendment shall be at the expense of the Depositor, if the Depositor consents), to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material economic respect any Holder if the Trustee receives a Rating Agency Confirmation from each Rating Agency (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the agreement of the parties hereto (without the consent of the Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on any Class of Certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in clauses (i) through (iv) of the proviso in paragraph (c) of this Section 13.3. The Trustee may request, at its option, to receive a
Nondisqualification Opinion and/or an Opinion of Counsel that such amendment will not result in an Adverse Grantor Trust Event, as applicable, and an Opinion of Counsel that any amendment pursuant to this Section 13.3(b) is permitted by this Agreement at the expense of the party requesting the amendment.

     (c) This Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the Aggregate
Certificate Balance of the Certificates then outstanding, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the
Holders; provided that no such amendment may (i) directly or indirectly reduce in any manner the amount of, or delay the timing of the distributions required to be made on any Certificate without the consent of the Holder of such
Certificate, (ii) reduce the aforesaid percentages of Aggregate Certificate
Percentage or Certificate Balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each Class of
Certificates affected thereby, (iii) eliminate or reduce the Master Servicer's, the Trustee's or the Fiscal Agent's obligation to make an Advance, including without limitation, in the case of the Master Servicer, the obligation to advance on a B Note or Serviced Companion Mortgage Loan, or alter the Servicing
Standard except as may be necessary or desirable to comply with the REMIC
Provisions or (iv) adversely affect the status of any REMIC Pool as a REMIC for federal income tax purposes (as evidenced by a Nondisqualification Opinion)
without the consent of 100% of the Certificateholders (including the Class R-I,
Class R-II and Class R-III Certificateholders) or the Class P Grantor Trust as a
grantor trust without the consent of 100% of the holders of the Class P
Certificates; provided that no such amendment may modify Section 8.18 of this
Agreement without Rating Agency Confirmation. The Trustee may request, at its option, to receive a Nondisqualification Opinion and an Opinion of Counsel that any amendment pursuant to this Section 13.3(c) is permitted by this Agreement at the expense of the party requesting the amendment.

     (d) The costs and expenses associated with any such amendment shall be borne by the Depositor in the case the Trustee is the party requesting such amendment or if pursuant to clauses (i), (ii) and (iii) of Section 13.3(a). In all other cases, the costs and expenses shall be borne by the party requesting the amendment.

                                     -278-

     (e) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

     (f) It shall not be necessary for the consent of Holders under this Section
13.3 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be in the affirmative and in writing and shall be subject to such reasonable regulations as the Trustee may prescribe.

     (g) Notwithstanding anything to the contrary contained in this Section
13.3, the parties hereto agree that this Agreement may not be amended in any manner that is reasonably likely to have an adverse effect on the Primary
Servicer without first obtaining the written consent of the Primary Servicer.

     (h) Notwithstanding the fact that the provisions in Section 13.3(c) would otherwise apply, with respect to any amendment that significantly modifies the permitted activities of the Trust, the Trustee, the Primary Servicer, the Master
Servicer or the Special Servicer, any Certificate beneficially owned by a Seller or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 13.3 have been obtained.

     (i) Notwithstanding anything to the contrary contained in this Section
13.3, the parties hereto agree that this Agreement may be amended pursuant to
Section 8.26(d) herein without any notice to or consent of any of the
Certificateholders, Opinions of Counsel, Officer's Certificates or Rating Agency
Confirmation.

     (j) Notwithstanding anything to the contrary contained in this Section
13.3, the parties hereto agree that this Agreement may not be amended in any manner materially adverse to the holder of the Oak Tree Village Apartments B
Note without the prior written consent of the holder of the Oak Tree Village
Apartments B Note.

     SECTION 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED
IN NEW YORK.

     SECTION 13.5 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by
(A) in the case of the Depositor, Morgan Stanley Capital I Inc., 1585 Broadway,
New York, New York 10036, Attention: Warren Friend, with a copy to: General
Counsel; (B) in the case of the Trustee and the Fiscal Agent at the Corporate
Trust Office; (C) in the case of the Master Servicer, Wells Fargo Bank, National
Association, 45 Fremont Street, 2nd Floor, San Francisco, California 94105,
Attention: Commercial Mortgage Servicing, with a copy to Robert F. Darling,
Esq., Wells Fargo

                                     -279-

Bank, National Association, 633 Folsom Street, 7th Floor, San Francisco,
California 94111; (D) in the case of Principal, Principal Global Investors, LLC,
801 Grand Avenue, Des Moines, Iowa 50392, Attention: Margie A. Custis, Senior
Vice President/Managing Director, with a copy to Leanne S. Valentine, Esq.; (E)
in the case of BSCMI, Bear Stearns Commercial Mortgage, Inc., 383 Madison
Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel, Senior
Managing Director, Commercial Mortgage Department, with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department; (F) in the
case of MSMC, Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New
York 10036, Attention: Warren Friend, with a copy to: General Counsel; (G) in the case of the Special Servicer, ARCap Servicing, Inc., 5605 N. MacArthur
Blvd., Suite 950, Irving, Texas 75038, Attention: James L. Duggins, (H) in the
case of the initial Operating Adviser, ARCap CMBS Fund II REIT, Inc., 5605 N.
MacArthur Blvd., Suite 950, Irving, Texas 75038, Attention: James L. Duggins;
and (I) in the case of the Paying Agent, Wells Fargo Bank, National Association,
9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust
Services (CMBS) Morgan Stanley Capital I Inc., Series 2005-TOP19; or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a
Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     SECTION 13.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 13.7 INDULGENCES; NO WAIVERS. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this
Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     SECTION 13.8 HEADINGS NOT TO AFFECT INTERPRETATION. The headings contained in this Agreement are for convenience of reference only, and shall not be used in the interpretation hereof.

     SECTION 13.9 BENEFITS OF AGREEMENT. Nothing in this Agreement or in the
Certificates, express or implied, shall give to any Person, other than the parties to this Agreement (including the Primary Servicer to the extent applicable to the Primary Servicer) and their successors hereunder and the
Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement; provided, however, that (i) the Mortgagors set forth on Schedule VIII hereto are intended third-party beneficiaries of the fifth and sixth paragraph of Section 2.3(a), (ii) the holder of any Serviced
Companion Mortgage Loan and any B Note, if any, is an intended third-party beneficiary in respect of the rights afforded it

                                     -280-

hereunder, and (iii) the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer are intended third-party beneficiaries of Sections 5.2(a)(ii)(B), 8.25(d) and 9.24(d),
respectively.

     SECTION 13.10 SPECIAL NOTICES TO THE RATING AGENCIES.

     (a) The Trustee shall give prompt notice to the Rating Agencies, Special
Servicer and the Operating Adviser of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 13.3 hereof;

          (ii) the Interim Certification and the Final Certification required pursuant to Section 2.2 hereof;

          (iii) notice of the repurchase of any Mortgage Loan or REO Mortgage
Loan pursuant to Section 2.3(a) hereof;

          (iv) any resignation of the Master Servicer, Special Servicer, the
Paying Agent, the Operating Adviser or the Trustee pursuant to this Agreement;

          (v) the appointment of any successor to the Master Servicer, the
Fiscal Agent, the Trustee, the Paying Agent, the Operating Adviser or the
Special Servicer pursuant to Section 7.7, 7.14 or 9.37 hereof;

          (vi) waiver of a due-on-sale clause as provided in Section 8.7;

          (vii) waiver of a prohibition on subordinate liens on the Mortgaged
Properties;

          (viii) the making of a final payment pursuant to Section 10.3 hereof;

          (ix) a Servicing Transfer Event; and

          (x) an Event of Default.

     (b) All notices to the Rating Agencies shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

                                     -281-

                  If to S&P, to:

                  Standard & Poor's Rating Services
                  55 Water Street
                  New York, NY 10041
                  Fax: (212) 438-2662
                  Attention: Commercial Mortgage Surveillance Manager

                  If to Fitch, to:

                  Fitch Ratings
                  One State Street Plaza
                  New York, NY 10004
                  Fax: (212) 635-0294
                  Attention: Commercial Mortgage Surveillance

or at such address as shall be provided in writing to the Depositor by such
Rating Agency.

     (c) The Trustee, or in the case of clauses (i) and (ii), the successor trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events:

          (i) the resignation or removal of the Trustee pursuant to Section 7.6;
or

          (ii) the appointment of a successor trustee pursuant to Section 7.7;
or

          (iii) the appointment of a successor Operating Adviser pursuant to
Section 9.37.

     (d) The Master Servicer shall deliver to the Rating Agencies and the
Depositor any other information as reasonably requested by the Rating Agencies and the Depositor, and shall deliver to the Primary Servicer and the Special
Servicer each of the reports required to be delivered by the Master Servicer to the Primary Servicer and the Special Servicer pursuant to the terms of this
Agreement. The Trustee, the Paying Agent and the Special Servicer shall deliver to the Rating Agencies and the Depositor any information as reasonably requested by the Rating Agencies and Depositor, as the case may be.

     (e) Any notice or other document required to be delivered or mailed by the
Depositor, Master Servicer, Paying Agent or Trustee shall be given by such parties, respectively, on a best efforts basis and only as a matter of courtesy and accommodation to the Rating Agencies, unless otherwise specifically required herein, and such parties, respectively, shall have no liability for failure to deliver any such notice or document to the Rating Agencies.

     SECTION 13.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                                     -282-

     SECTION 13.12 INTENTION OF PARTIES. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related rights and property to the Trustee, for the benefit of the Certificateholders, by the Depositor as provided in Section 2.1 be, and be construed as, an absolute sale of the
Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then this Agreement shall be deemed to be a security agreement; and
the conveyance provided for in Section 2.1 shall be deemed to be a grant by the
Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (i) the property described in clauses (1)-(4) below (regardless of whether subject to the UCC or how classified thereunder) and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in clauses (1)-(4) below: (1) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, including all Qualifying Substitute Mortgage Loans, all distributions with respect thereto payable on and after the Cut-Off Date, and the Mortgage Files; (2) the
Distribution Account, all REO Accounts, the Certificate Account, the Reserve
Account and the Interest Reserve Account, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount); (3) the
REMIC I Regular Interests and the REMIC II Regular Interests; and (4) the
Mortgage Loan Purchase Agreements that are permitted to be assigned to the
Trustee pursuant to Section 14 thereof;

          (ii) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

     All cash and non-cash Proceeds (as defined in the Uniform Commercial Code)
of the collateral described in clauses (i) and (ii) above.

     The possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code
(including, without limitation, Sections 8-301 and 9-315 thereof) as in force in the relevant jurisdiction.

     Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed to be notifications to, or

                                     -283-

acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.

     The Depositor and, at the Depositor's direction, the Master Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Master Servicer shall file, at the expense of the Trust as an Additional Trust Expense all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in such property, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Master
Servicer or the Depositor in such property. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     SECTION 13.13 RECORDATION OF AGREEMENT. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Master Servicer at the expense of the Trust as an Additional
Trust Expense, but only upon direction of the Depositor accompanied by an
Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust.

     SECTION 13.14 RATING AGENCY MONITORING FEES. The parties hereto acknowledge that on the Closing Date the Sellers will pay the ongoing monitoring fees of the
Rating Agencies relating to the rating of the Certificates and that no monitoring fees are payable subsequent to the Closing Date in respect of the rating of the Certificates. The Master Servicer shall not be required to pay any such fees or any fees charged for any Rating Agency Confirmation (except any confirmation required under Section 8.22, Section 8.23 or in connection with a termination and replacement of the Master Servicer following an Event of Default of the Master Servicer).

     SECTION 13.15 ACKNOWLEDGEMENT BY PRIMARY SERVICER. The Primary Servicer
agrees, to the extent applicable to the Primary Servicer and the Mortgage Loans serviced by the Primary Servicer, to be bound by the terms of Sections 5.1(g),
8.3, 8.4, 8.7, 8.10, 8.18, 8.25(e) and 8.26 of this Agreement.

                                     -284-

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Special
Servicer, the Trustee, the Paying Agent, the Certificate Registrar, the
Authenticating Agent and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      MORGAN STANLEY CAPITAL I INC.
                                      as Depositor

                                      By: /s/ Andrew Berman
                                          --------------------------------------
                                          Name:  Andrew Berman
                                          Title: Vice President

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Master Servicer

                                      By: /s/ Stewart McAdams
                                          --------------------------------------
                                          Name:  Stewart McAdams
                                          Title: Vice President

                                      ARCAP SERVICING, INC., as Special Servicer

                                      By: /s/ James L. Duggins
                                          --------------------------------------
                                          Name:  James L. Duggins
                                          Title: President

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                      By: /s/ Ann M. Kelly
                                          --------------------------------------
                                          Name:   Ann M. Kelly
                                          Title:  Assistant Vice President

                                      ABN AMRO BANK N.V., as Fiscal Agent

                                      By: /s/ Brian D. Ames
                                          --------------------------------------
                                          Name:  Brian D. Ames
                                          Title: First Vice President

                                     -285-

                                      By: /s/ Cynthia Reis
                                          --------------------------------------
                                          Name:  Cynthia Reis
                                          Title: Sr. Vice President

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Paying Agent, Authenticating Agent and
                                      Certificate Registrar

                                      By: /s/ Deborah Daniels
                                          --------------------------------------
                                          Name:  Deborah Daniels
                                          Title: Vice President

                                      PRINCIPAL GLOBAL INVESTORS, LLC,
                                      acting solely in its capacity as Primary
                                      Servicer with respect to the sections
                                      referred to in Section 13.15 of the
                                      Agreement

                                      By: /s/ Leanne S. Valentine
                                          --------------------------------------
                                          Name:  Leanne S. Valentine
                                          Title: Second Vice President and
                                                 Counsel

                                      By: /s/ Christopher J. Henderson
                                          --------------------------------------
                                          Name:  Christopher J. Henderson
                                          Title: Second Vice President and
                                                 Counsel

                                     -286-

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )

     On this __ day of July 2005, before me, a notary public in and for said
State, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of Morgan Stanley Capital I Inc., and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

STATE OF CALIFORNIA                         )
                                            ) ss.:
COUNTY OF SAN FRANCISCO                     )

     On this ___ day of July 2005, before me, a notary public in and for said
State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President of ___________________, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

                                       -2-

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

     On the ______ day of July 2005, before me, a notary public in and for said
State, personally appeared ___________________ known to me to be a of
_______________, one of the entities that executed the within instrument, and acknowledged to me that such entity executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

                                       -3-

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

     On this ___ day of July 2005, before me, a notary public in and for said
State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of ____________, and acknowledged to me that such nationally chartered bank executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

                                       -4-

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

     On this ___ day of July 2005, before me, a notary public in and for said
State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of _______________, and acknowledged to me that such nationally chartered bank executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

                                       -5-

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

     On this ___ day of July 2005, before me, a notary public in and for said
State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of ________________ and acknowledged to me that such nationally chartered bank executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ---------------------------------------
                                                      Notary Public

                                       -6-

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )

     On this ___ day of July 2005, before me, a notary public in and for said
State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of ___________________ and acknowledged to me that such nationally chartered bank executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal the day and year in this certificate first above written.

================================================================================

                         MORGAN STANLEY CAPITAL I INC.,
                                  AS DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               AS MASTER SERVICER,

                             ARCAP SERVICING, INC.,
                              AS SPECIAL SERVICER,

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    AS PAYING AGENT AND CERTIFICATE REGISTRAR

                                       AND

                               ABN AMRO BANK N.V.,
                                 AS FISCAL AGENT

                                   ----------

                            EXHIBITS AND SCHEDULES TO
                         POOLING AND SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2005

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

================================================================================

                                   EXHIBIT A-1

                         [FORM OF CLASS A-1 CERTIFICATE]

THIS CLASS A-1 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-1 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-1-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.478%           MASTER SERVICER: WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                          SPECIAL SERVICER: ARCAP SERVICING,
                                            INC.
CUT-OFF DATE: JULY 1, 2005
                                            PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                 NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005    PRIMARY SERVICER: PRINCIPAL GLOBAL
                                            INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-1 CERTIFICATES AS OF THE CLOSING    TRUSTEE: LASALLE BANK NATIONAL
DATE: $75,400,000                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS A-1       FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$75,400,000                                 CUSIP NO. 61745M 5C 3

No. A-1-1

                              CLASS A-1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-1 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                      A-1-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-1 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                      A-1-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                      A-1-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-1-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-1 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

                                      A-1-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ___________________________________________________

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-1-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______ ___________________________________.
Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-1-8

                                   EXHIBIT A-2

                         [FORM OF CLASS A-2 CERTIFICATE]

THIS CLASS A-2 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-3 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-2-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.725%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-2 CERTIFICATES AS OF THE CLOSING   TRUSTEE: LASALLE BANK NATIONAL
DATE: $84,600,000                          ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS A-2      FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$84,600,000                                CUSIP NO. 61745M 5D 1

No. A-2-1

                              CLASS A-2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-2 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                      A-2-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-2 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                      A-2-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                      A-2-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-2-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-2 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                      A-2-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                                ------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: ________________________    _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

-------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-2-8

                                   EXHIBIT A-3

                         [FORM OF CLASS A-3 CERTIFICATE]

THIS CLASS A-3 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-3 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-3-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.827%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-3 CERTIFICATES AS OF THE CLOSING   TRUSTEE: LASALLE BANK NATIONAL
DATE: $44,700,000                          ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS A-3      FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$44,700,000                                CUSIP NO. 61745M 5E 9

No. A-3-1

                              CLASS A-3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-3 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                      A-3-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-3 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                      A-3-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                      A-3-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-3-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-3 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

                                      A-3-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-3-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-3-8

                                   EXHIBIT A-4

                        [FORM OF CLASS A-AB CERTIFICATE]

THIS CLASS A-AB CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-AB CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-4-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.852%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-AB CERTIFICATES AS OF THE          TRUSTEE: LASALLE BANK NATIONAL
CLOSING DATE: $84,100,000                  ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS A-AB     FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$84,100,000                                CUSIP NO. 61745M 5F 6

No. A-AB-1

                             CLASS A-AB CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-AB Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and

                                      A-4-2

representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the
Certificate Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the Class A-AB Certificates. The
Certificates are designated as the Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-TOP19 and are issued in the
Classes specified in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                      A-4-3

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar

                                      A-4-4

may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-4-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as CertificateRegistrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-AB CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                      A-4-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenant in common          UNIF GIFT MIN ACT______________Custodian
TEN ENT -  as tenants by the                                 (Cust)
           entireties                          Under Uniform Gifts to Minors
JT TEN  -  as joint tenants with
           rights of survivorship and            Act________________________
           not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-4-7

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of
distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-4-8

                                   EXHIBIT A-5

                        [FORM OF CLASS A-4A CERTIFICATE]

THIS CLASS A-4A CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-4A CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-5-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.890%        MASTER SERVICER: WELLS FARGO BANK,
                                         NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING
AGREEMENT: AS OF JULY 1, 2005            SPECIAL SERVICER: ARCAP SERVICING, INC.

CUT-OFF DATE: JULY 1, 2005
                                         PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005              NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12,      PRIMARY SERVICER: PRINCIPAL GLOBAL
2005                                     INVESTORS, LLC

AGGREGATE CERTIFICATE BALANCE OF THE     TRUSTEE: LASALLE BANK NATIONAL
CLASS A-4A CERTIFICATES AS OF THE        ASSOCIATION
CLOSING DATE: $642,754,000

CERTIFICATE BALANCE OF THIS CLASS A-4A   FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$642,754,000
                                         CUSIP NO. 61745M 5G 4
No. A-4A-1

                             CLASS A-4A CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-4A Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                      A-5-2

quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class A-4A Certificates. The Certificates are
designated as the Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19 and are issued in the Classes specified in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-5-3

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar

                                     A-5-4

may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-5-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

Dated:  July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-4A CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

                                      A-5-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship                 Act _______________________
          and not as tenants in common                     (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________    _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-5-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-5-8

                                   EXHIBIT A-6

                        [FORM OF CLASS A-4B CERTIFICATE]

THIS CLASS A-4B CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

AS LONG AS THE SWAP CONTRACT IS IN EFFECT, EACH BENEFICIAL OWNER OF THIS
CERTIFICATE, OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED THAT
EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION
406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO
ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON ACTING ON BEHALF OF ANY
SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT OR
(II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE
EXEMPTIVE RELIEF AVAILABLE UNDER AT LEAST ONE OF PROHIBITED TRANSACTION CLASS
EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE 91-8, PTCE 95-60 OR PTCE 96-23 OR A
COMPARABLE EXEMPTION AVAILABLE UNDER SIMILAR LAW.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-4B CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT

                                     A-6-1

FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED
IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS
AN INTEREST HEREIN.

                                     A-6-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.945%           MASTER SERVICER: WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                          SPECIAL SERVICER: GMAC COMMERCIAL
                                            MORTGAGECORPORATION
CUT-OFF DATE: JULY 1, 2005
                                            PAYING AGENT: WELLS FARGO BANK
CLOSING DATE: JULY 28, 2005                 MINNESOTA, NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005    PRIMARY SERVICER: PRINCIPAL GLOBAL
                                            INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-4B CERTIFICATES AS OF THE CLOSING   TRUSTEE: LASALLE BANK NATIONAL
DATE: $88,050,000                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS A-4B      FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$88,050,000                                 CUSIP NO. 61745M 5H 2

No. A-4B-1

                             CLASS A-4B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-4B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-6-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-4B Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Class A-4B Available Funds, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed on the basis of the actual number of days elapsed during the related Interest Accrual Period and a
360-day year) during the Interest Accrual Period relating to such Distribution
Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this
Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing
Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-6-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     A-6-5

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) of the
Pooling and Servicing Agreement or (iii) the termination of the Trust pursuant to Section 10.1(c) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late
Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the
Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-6-6

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Certificate
                                           Registrar

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-4B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

                                     A-6-7

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act______________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
-------------------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

-------------------------------------
                                     -------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: ________________________   ______________________________________________
                                  NOTICE: The signature to this assignment must
                                  correspond with the name as written upon the
                                  face of this Certificate in every particular
                                  without alteration or enlargement or any
                                  change whatever.

-------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-6-8

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________ for the account of ____________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-6-9

                                   EXHIBIT A-7

                         [FORM OF CLASS A-J CERTIFICATE]

THIS CLASS A-J CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS A-J CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-J CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-7-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE 4.985%           MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:   SPECIAL SERVICER: ARCAP SERVICING,
AS OF JULY 1, 2005                         INC.

CUT-OFF DATE: JULY 1, 2005                 PAYING AGENT: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

CLOSING DATE: JULY 28, 2005                PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   TRUSTEE: LASALLE BANK NATIONAL
                                           ASSOCIATION

AGGREGATE CERTIFICATE BALANCE OF THE       FISCAL AGENT: ABN AMRO BANK N.V.
CLASS A-J CERTIFICATES AS OF THE CLOSING
DATE: $87,526,000                          CUSIP NO. 61745M 5J 8

CERTIFICATE BALANCE OF THIS CLASS A-J
CERTIFICATE AS OF THE CLOSING DATE:
$87,526,000

No. A-J-1

                              CLASS A-J CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-J Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-7-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-J Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-7-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     A-7-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-7-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Certificate Registrar

                                       By:
                                           -------------------------------------
                                           AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS A-J CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       AUTHENTICATING AGENT

                                       By:
                                           -------------------------------------
                                           AUTHORIZED SIGNATORY

                                     A-7-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-7-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-7-8

                                   EXHIBIT A-8

                          [FORM OF CLASS B CERTIFICATE]

THIS CLASS B CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS B CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-8-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE 5.062%           MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF
THE CLASS B CERTIFICATES AS OF THE         TRUSTEE: LASALLE BANK NATIONAL
CLOSING DATE: $23,033,000                  ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS B        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING
DATE: $23,033,000                          CUSIP NO. 61745M 5K 5

No. B-1

                               CLASS B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                      A-8-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class B Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                      A-8-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                      A-8-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-8-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                               AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-8-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to _______________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-8-8

                                   EXHIBIT A-9

                          [FORM OF CLASS C CERTIFICATE]

THIS CLASS C CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS C CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-9-1

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.163%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:   SPECIAL SERVICER: ARCAP SERVICING,
AS OF JULY 1, 2005                         INC.

                                           PAYING AGENT: WELLS FARGO BANK,
CUT-OFF DATE: JULY 1, 2005                 NATIONAL ASSOCIATION

CLOSING DATE: JULY 28, 2005                PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
FIRST DISTRIBUTION DATE: AUGUST 12, 2005
                                           TRUSTEE: LASALLE BANK NATIONAL
AGGREGATE CERTIFICATE BALANCE OF THE       ASSOCIATION
CLASS C CERTIFICATES AS OF THE CLOSING
DATE: $12,285,000                          FISCAL AGENT: ABN AMRO BANK N.V.

CERTIFICATE BALANCE OF THIS CLASS C        CUSIP NO. 61745M 5L 3
CERTIFICATE AS OF THE CLOSING DATE:
$12,285,000

No. C-1

                               CLASS C CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class C Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                      A-9-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class C Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                      A-9-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                      A-9-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-9-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

                                      A-9-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-9-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                      A-9-8

                                  EXHIBIT A-10

                          [FORM OF CLASS D CERTIFICATE]

THIS CLASS D CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL
NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS D CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS D CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                      A-10-1

                          MORGAN STANLEY CAPITAL I INC.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,

                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.289%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:   SPECIAL SERVICER: ARCAP SERVICING,
AS OF JULY 1, 2005                         INC.

CUT-OFF DATE: JULY 1, 2005                 PAYING AGENT: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
CLOSING DATE: JULY 28, 2005
                                           PRIMARY SERVICER: PRINCIPAL GLOBAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   INVESTORS, LLC

AGGREGATE CERTIFICATE BALANCE OF THE       TRUSTEE: LASALLE BANK NATIONAL
CLASS D CERTIFICATES AS OF THE CLOSING     ASSOCIATION
DATE: $15,355,000
                                           FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE BALANCE OF THIS CLASS D
CERTIFICATE AS OF THE CLOSING DATE:        CUSIP NO. 61745M 5M 1
$15,355,000

No. D-1

                               CLASS D CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class D Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-10-2

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class D Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-10-3

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     A-10-4

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-10-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS D CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

                                     A-10-6

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-10-7

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-10-8

                                  EXHIBIT A-11

                          [FORM OF CLASS E CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS E CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS E CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION

                                     A-11-1

OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE
CERTIFICATES ALLOCABLE TO THIS CLASS E CERTIFICATE. ACCORDINGLY, THE CERTIFICATE
BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY
INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-11-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.416%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS E CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $12,284,000                          ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS E        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$12,284,000 (SUBJECT TO SCHEDULE OF        CUSIP NO. 61745M 5Q 2
EXCHANGES ATTACHED)

No. E-1

                               CLASS E CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class E Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-11-3

quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class E Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes specified in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-11-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

                                     A-11-5

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                                     A-11-6

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-11-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS E CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

                                     A-11-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-11-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-11-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made

                                    A-11-11

                                  EXHIBIT A-12

                          [FORM OF CLASS F CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS F CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS F CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION

                                     A-12-1

OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE
CERTIFICATES ALLOCABLE TO THIS CLASS F CERTIFICATE. ACCORDINGLY, THE CERTIFICATE
BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY
INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-12-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.513%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS F CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $9,214,000                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS F        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$9,214,000 (SUBJECT TO SCHEDULE OF         CUSIP NO. 61745M 5R 0
EXCHANGES ATTACHED)

No. F-1

                               CLASS F CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class F Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-12-3

quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class F Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes specified in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-12-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

                                     A-12-5

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                                     A-12-6

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-12-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                  AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS F CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                  AUTHORIZED SIGNATORY

                                     A-12-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-12-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of ________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-12-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-12-11

                                  EXHIBIT A-13

                          [FORM OF CLASS G CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS G CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS G CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS G CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-13-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-13-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.513%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS G CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $9,213,000                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS G        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING
DATE: $9,213,000 (SUBJECT TO SCHEDULE OF   CUSIP NO. 61745M 5S 8
EXCHANGES ATTACHED)

No. G-1

                               CLASS G CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class G Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-13-3

quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class G Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes specified in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-13-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

                                     A-13-5

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                                     A-13-6

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-13-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS G CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

                                     A-13-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-13-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-13-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-13-11

                                  EXHIBIT A-14

                          [FORM OF CLASS H CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS H CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS H CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS H CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-14-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-14-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 5.513%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS H CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $10,749,000                          ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS H        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$10,749,000 (SUBJECT TO SCHEDULE OF        CUSIP NO. 61745M 5T 6
EXCHANGES ATTACHED)

No. H-1

                               CLASS H CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class H Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-14-3

quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class H Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-14-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

                                     A-14-5

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                                     A-14-6

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-14-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS H CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

                                     A-14-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-14-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-14-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-14-11

                                  EXHIBIT A-15

                          [FORM OF CLASS J CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS J CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS J CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS J CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-15-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-15-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:   SPECIAL SERVICER: ARCAP SERVICING,
AS OF JULY 1, 2005                         INC.

CUT-OFF DATE: JULY 1, 2005                 PAYING AGENT: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
CLOSING DATE: JULY 28, 2005
                                           PRIMARY SERVICER: PRINCIPAL GLOBAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   INVESTORS, LLC

AGGREGATE CERTIFICATE BALANCE OF THE       TRUSTEE: LASALLE BANK NATIONAL
CLASS J CERTIFICATES AS OF THE CLOSING     ASSOCIATION
DATE: $3,071,000
                                           FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE BALANCE OF THIS CLASS J
CERTIFICATE AS OF THE CLOSING DATE:        CUSIP NO. 61745M 5U 3
$3,071,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. J-1

                               CLASS J CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class J Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-15-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class J Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-15-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-15-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-15-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-15-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS J CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                     A-15-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act _______________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-15-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-15-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-15-11

                                  EXHIBIT A-16

                          [FORM OF CLASS K CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS K CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS K CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS K CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-16-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-16-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS K CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $3,071,000                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS K        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$3,071,000 (SUBJECT TO SCHEDULE OF         CUSIP NO. 61745M 5V 1
EXCHANGES ATTACHED)

No. K-1

                               CLASS K CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class K Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the
Class K

                                     A-16-3

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

                                     A-16-4

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

                                     A-16-5

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-16-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-16-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS K CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                     A-16-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-16-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-16-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

  The following exchanges of a part of this Global Certificate have been made:

                                    A-16-11

                                  EXHIBIT A-17

                          [FORM OF CLASS L CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS L CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS L CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS L CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-17-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-17-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS L CERTIFICATES AS OF THE             TRUSTEE: LASALLE BANK NATIONAL
CLOSING DATE: $6,142,000                   ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS L        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$6,142,000 (SUBJECT TO SCHEDULE OF         CUSIP NO. 61745M 5W 0
EXCHANGES ATTACHED)

No. L-1

                               CLASS L CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class L Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the
Class L

                                     A-17-3

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

                                     A-17-4

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

                                     A-17-5

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-17-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-17-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS L CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                     A-17-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-17-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of ________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-17-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-17-11

                                  EXHIBIT A-18

                          [FORM OF CLASS M CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS M CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS M CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-18-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-18-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF
THE CLASS M CERTIFICATES AS OF THE         TRUSTEE: LASALLE BANK NATIONAL
CLOSING DATE: $1,536,000                   ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS M        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$1,536,000                                 CUSIP NO. 61745M 5X 7
(SUBJECT TO SCHEDULE OF EXCHANGES
ATTACHED)

No. M-1

                               CLASS M CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class M Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the
Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the Paying
Agent, the Certificate Registrar, the Master Servicer and the Special Servicer,
a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-18-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class M Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-18-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-18-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-18-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-18-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS M CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                               AUTHORIZED SIGNATORY

                                     A-18-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-18-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-18-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-18-11

                                  EXHIBIT A-19

                          [FORM OF CLASS N CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS N CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS N CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS N CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-19-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-19-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:   SPECIAL SERVICER: ARCAP SERVICING,
AS OF JULY 1, 2005                         INC.

CUT-OFF DATE: JULY 1, 2005                 PAYING AGENT: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

CLOSING DATE: JULY 28, 2005                PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   TRUSTEE: LASALLE BANK NATIONAL
                                           ASSOCIATION

AGGREGATE CERTIFICATE BALANCE OF THE       FISCAL AGENT: ABN AMRO BANK N.V.
CLASS N CERTIFICATES AS OF THE CLOSING
DATE: $3,071,000                           CUSIP NO. 61745M 5Y 5

CERTIFICATE BALANCE OF THIS CLASS N
CERTIFICATE AS OF THE CLOSING
DATE: $3,071,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. N-1

                               CLASS N CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class N Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-19-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class N Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-19-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-19-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-19-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-19-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS N CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                     A-19-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                    Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and      Act_______________________
          not as tenants in common                   (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

-------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-19-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-19-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-19-11

                                  EXHIBIT A-20

                          [FORM OF CLASS O CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS O CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS O CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS O CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-20-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-20-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC

AGGREGATE CERTIFICATE BALANCE OF THE
CLASS O CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE:  $3,071,000                          ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS O        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$3,071,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)                        CUSIP NO. 61745M 5Z 2

No. O-1

                               CLASS O CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class O Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-20-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class O Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-20-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-20-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-20-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-20-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS O CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

                                     A-20-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

-------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-20-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-20-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-20-11

                                  EXHIBIT A-21

                          [FORM OF CLASS P CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS P CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS P CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS P CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

                                     A-21-1

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-21-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 4.685%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF JULY 1, 2005                         SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.
CUT-OFF DATE: JULY 1, 2005
                                           PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: JULY 28, 2005                NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: AUGUST 12, 2005   PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS P CERTIFICATES AS OF THE CLOSING     TRUSTEE: LASALLE BANK NATIONAL
DATE: $9,213,747                           ASSOCIATION

CERTIFICATE BALANCE OF THIS CLASS P        FISCAL AGENT: ABN AMRO BANK N.V.
CERTIFICATE AS OF THE CLOSING DATE:
$9,213,747 (SUBJECT TO SCHEDULE OF         CUSIP NO. 61745M 6A 6
EXCHANGES ATTACHED)

No. P-1

                               CLASS P CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class P Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class P
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

                                     A-21-3

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class P Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of
each month or, if such 12th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class P Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

                                     A-21-4

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

          [This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in
Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and
Servicing Agreement. Upon exchange of this Regulation S Temporary Global
Certificate for one or more Global Certificates, the Trustee shall cancel this
Regulation S Temporary Global Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-21-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the
Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-21-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-21-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS P CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                                      AUTHORIZED SIGNATORY

                                     A-21-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-21-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to _________________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-21-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-21-11

                                  EXHIBIT A-22

                         [FORM OF CLASS R-I CERTIFICATE]

THIS CLASS R-I CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER

                                     A-22-1

AFFIDAVIT TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT (1) SUCH TRANSFEREE
AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND ALL
RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY OR
INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS
A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC,
A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL
UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED
IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR
TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO
AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR
RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY
CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY
POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR TRUST WHOSE INCOME FROM SOURCES
WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES
FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF
TRADE OR BUSINESS IN THE UNITED STATES (ANY SUCH PERSON BEING HEREINAFTER
REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER
IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED
TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,
INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.
EACH HOLDER OF A CLASS R-I CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL
BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                     A-22-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

PERCENTAGE INTEREST OF THIS CLASS R-I      SPECIAL SERVICER: ARCAP SERVICING,
CERTIFICATE: 100%                          INC.

DATE OF POOLING AND SERVICING AGREEMENT:   PAYING AGENT: WELLS FARGO BANK,
AS OF JULY 1, 2005                         NATIONAL ASSOCIATION

CUT-OFF DATE: JULY 1, 2005                 PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
CLOSING DATE: JULY 28, 2005
                                           TRUSTEE: LASALLE BANK NATIONAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   ASSOCIATION

MASTER SERVICER:  WELLS FARGO BANK,        FISCAL AGENT: ABN AMRO BANK N.V.
NATIONAL ASSOCIATION                       NO. R-I-1

                              CLASS R-I CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Bear Stearns Securities Corp. is the registered owner of the interest evidenced by this Certificate in the Class R-I Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Master Servicer and the Special Servicer, a
summary of certain of the pertinent provisions of which is set forth hereafter.
The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution Account, the
Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class
R-I Certificates specified on the face hereof. The Certificates are designated as Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes as specifically set forth in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

                                     A-22-3

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 12th day of each month or, if such 12th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor,

                                     A-22-4

if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such
Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the

                                     A-22-5

later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-22-6

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS R-I CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION,
                                           AUTHENTICATING AGENT

                                           By:
                                               ---------------------------------
                                               AUTHORIZED SIGNATORY

                                     A-22-7

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-22-8

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-22-9

                                  EXHIBIT A-23

                        [FORM OF CLASS R-II CERTIFICATE]

THIS CLASS R-II CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-23-1

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-II CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE CERTIFICATE
REGISTRAR TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS
OF THE POOLING AND SERVICING AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE
FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR
POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE
FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC, A MAJORITY OF ITS BOARD OF
DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) AN ORGANIZATION
(OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH
ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON
UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR TELEPHONE
COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON DESCRIBED IN
THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A
"DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR RESIDENT
OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR
ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY POLITICAL
SUBDIVISION THEREOF, OR AN ESTATE OR TRUST WHOSE INCOME FROM SOURCES WITHOUT THE
UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX
PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF TRADE OR BUSINESS IN
THE UNITED STATES (ANY SUCH PERSON BEING HEREINAFTER REFERRED TO AS A "UNITED
STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED
STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR
TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION
IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS
CLASS R-I CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES
PERSON OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON,
OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT
WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY
PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-I CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
PARAGRAPH.

                                     A-23-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

PERCENTAGE INTEREST OF THIS CLASS R-II     SPECIAL SERVICER: ARCAP SERVICING,
CERTIFICATE: 100%                          INC.

DATE OF POOLING AND SERVICING AGREEMENT:   PAYING AGENT: WELLS FARGO BANK,
AS OF JULY 1, 2005                         NATIONAL ASSOCIATION

CUT-OFF DATE: JULY 1, 2005                 PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC
CLOSING DATE: JULY 28, 2005
                                           TRUSTEE: LASALLE BANK NATIONAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   ASSOCIATION

MASTER SERVICER: WELLS FARGO BANK,         FISCAL AGENT: ABN AMRO BANK N.V.
NATIONAL ASSOCIATION
                                           NO. R-II-1

                             CLASS R-II CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Bear Stearns Securities Corp. is the registered owner of the interest evidenced by this Certificate in the Class R-II Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Master Servicer and the Special Servicer, a
summary of certain of the pertinent provisions of which is set forth hereafter.
The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution Account, the
Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class
R-II Certificates specified on the face hereof. The Certificates are designated as the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                                     A-23-3

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 12th day of each month or, if such 12th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor,

                                     A-23-4

if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such
Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the

                                     A-23-5

later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-23-6

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS R-II CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                     A-23-7

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT ____________ Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

-------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-23-8

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _________________
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-23-9

                                  EXHIBIT A-24

                        [FORM OF CLASS R-III CERTIFICATE]

THIS CLASS R-III CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE

                                     A-24-1

PROVIDES A TRANSFER AFFIDAVIT TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT
(1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING
AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE
IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY
AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY
WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT
FOR FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH
GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX
IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A
RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE
(ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING
HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS
NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR
OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR
ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR TRUST WHOSE INCOME FROM
SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED
STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT
OF TRADE OR BUSINESS IN THE UNITED STATES (ANY SUCH PERSON BEING HEREINAFTER
REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER
IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED
TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,
INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.
EACH HOLDER OF A CLASS R-III CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL
BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                     A-24-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

PERCENTAGE INTEREST OF THIS CLASS       SPECIAL SERVICER: ARCAP SERVICING, INC.
R-III CERTIFICATE: 100%
                                        PAYING AGENT: WELLS FARGO BANK, NATIONAL
DATE OF POOLING AND SERVICING           ASSOCIATION
AGREEMENT: AS OF JULY 1, 2005
                                        PRIMARY SERVICER: PRINCIPAL GLOBAL
CUT-OFF DATE: JULY 1, 2005              INVESTORS, LLC

CLOSING DATE: JULY 28, 2005             TRUSTEE: LASALLE BANK NATIONAL
                                        ASSOCIATION
FIRST DISTRIBUTION DATE: AUGUST 12,
2005                                    FISCAL AGENT: ABN AMRO BANK N.V.

MASTER SERVICER: WELLS FARGO BANK,      NO. R-III-1
NATIONAL ASSOCIATION

                             CLASS R-III CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Bear Stearns Securities Corp. is the registered owner of the interest evidenced by this Certificate in the Class R-III Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Master Servicer and the Special Servicer, a
summary of certain of the pertinent provisions of which is set forth hereafter.
The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution Account, the
Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class
R-III Certificates specified on the face hereof. The Certificates are designated as the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19 and are issued in the Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                                     A-24-3

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 12th day of each month or, if such 12th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor,

                                     A-24-4

if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such
Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

          The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the

                                     A-24-5

later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-24-6

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                   AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS R-III CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                    AUTHORIZED SIGNATORY

                                     A-24-7

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-24-8

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                     A-24-9

                                  EXHIBIT A-25

                         [FORM OF CLASS X-1 CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS X-1 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED
AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THE PORTION OF THE NOTIONAL AMOUNT OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS, REALIZED
LOSSES AND CERTAIN EXPENSE LOSSES ON THE MORTGAGE LOANS ALLOCABLE TO THE
NOTIONAL AMOUNT OF THIS CLASS X-1 CERTIFICATE. ACCORDINGLY, THE NOTIONAL AMOUNT
OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE

                                     A-25-1

ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY
OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-25-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 0.048%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION
INITIAL NOTIONAL AMOUNT OF THIS CLASS
X-1 CERTIFICATE: $1,228,438,747            SPECIAL SERVICER: ARCAP SERVICING,
                                           INC.

DATE OF POOLING AND SERVICING AGREEMENT:   PAYING AGENT: WELLS FARGO BANK,
AS OF JULY 1, 2005                         NATIONAL ASSOCIATION

CUT-OFF DATE: JULY 1, 2005                 PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC

CLOSING DATE: JULY 28, 2005
                                           TRUSTEE: LASALLE BANK NATIONAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   ASSOCIATION

AGGREGATE NOTIONAL AMOUNT OF THE CLASS     FISCAL AGENT: ABN AMRO BANK N.V.
X-1 CERTIFICATES AS OF THE CLOSING DATE:
$1,228,438,747 (SUBJECT TO SCHEDULE OF     CUSIP NO. 61745M 5N 9
EXCHANGES ATTACHED)

No. X-1-1

                              CLASS X-1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class X-1 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor," which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-25-3

quotient expressed as a percentage obtained by dividing the Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional
Amount of the Class X-1 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of interest on this Certificate will be made out of the
Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of each month or, if such 12th day is not a Business Day, the next succeeding Business Day (a
"Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this
Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate specified above on the Notional Amount of this Certificate immediately prior to each Distribution Date. Interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and
interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-25-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.
[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii)
upon presentation of a Regulation S Certificate (as defined in the Pooling
Agreement) required by Article III of the Pooling and Servicing Agreement. Upon
exchange of this Regulation S Temporary Global Certificate for one or more
Global Certificates, the Trustee shall cancel this Regulation S Temporary Global
Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-25-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class
X-1 Certificates will be issued in denominations of $100,000 initial Notional
Amount and in any whole dollar denomination in excess thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-25-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-25-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                  AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS X-1 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                  AUTHORIZED SIGNATORY

                                     A-25-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated: _________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-25-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to _______________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-25-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-25-11

                                  EXHIBIT A-26

                         [FORM OF CLASS X-2 CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS X-2 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICER, THE
SPECIAL SERVICER, THE PRIMARY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES,
AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL
AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED
AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THE PORTION OF THE NOTIONAL AMOUNT OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS, REALIZED
LOSSES AND CERTAIN EXPENSE LOSSES ON THE MORTGAGE LOANS ALLOCABLE TO THE
NOTIONAL AMOUNT OF THIS CLASS X-2 CERTIFICATE. ACCORDINGLY, THE NOTIONAL AMOUNT
OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE

                                     A-26-1

ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY
OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                                     A-26-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2005-TOP19

INITIAL PASS-THROUGH RATE: 0.593%          MASTER SERVICER: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

INITIAL NOTIONAL AMOUNT OF THIS            SPECIAL SERVICER: ARCAP SERVICING,
CLASS X-2 CERTIFICATE: $1,202,407,000      INC.

DATE OF POOLING AND SERVICING AGREEMENT:   PAYING AGENT: WELLS FARGO BANK,
AS OF JULY 1, 2005                         NATIONAL ASSOCIATION

CUT-OFF DATE: JULY 1, 2005                 PRIMARY SERVICER: PRINCIPAL GLOBAL
                                           INVESTORS, LLC

CLOSING DATE: JULY 28, 2005
                                           TRUSTEE: LASALLE BANK NATIONAL
FIRST DISTRIBUTION DATE: AUGUST 12, 2005   ASSOCIATION

AGGREGATE NOTIONAL AMOUNT OF THE CLASS     FISCAL AGENT: ABN AMRO BANK N.V.
X-2 CERTIFICATES AS OF THE CLOSING DATE:
$1,202,407,000 (SUBJECT TO SCHEDULE OF     CUSIP NO. 61745M 5P 4
EXCHANGES ATTACHED)

No. X-2-1

                              CLASS X-2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class X-2 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor," which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicer and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
Certificates specified on the face hereof equal to the

                                     A-26-3

quotient expressed as a percentage obtained by dividing the Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional
Amount of the Class X-2 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-TOP19 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

          This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          Distributions of interest on this Certificate will be made out of the
Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 12th day of each month or, if such 12th day is not a Business Day, the next succeeding Business Day (a
"Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this
Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest
Accrual Period relating to such Distribution Date at the Pass-Through Rate specified above on the Notional Amount of this Certificate immediately prior to each Distribution Date. Interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and
interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                                     A-26-4

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

          All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the
Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

          [Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this
Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

          The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.
[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii)
upon presentation of a Regulation S Certificate (as defined in the Pooling
Agreement) required by Article III of the Pooling and Servicing Agreement. Upon
exchange of this Regulation S Temporary Global Certificate for one or more
Global Certificates, the Trustee shall cancel this Regulation S Temporary Global
Certificate.]

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

                                     A-26-5

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class
X-2 Certificates will be issued in denominations of $100,000 initial Notional
Amount and in any whole dollar denomination in excess thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

          The Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the
Master Servicer, the Special Servicer and the Certificate Registrar and any of
their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicer, the Special Servicer,
the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

          The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

          The Certificate Registrar has executed this Certificate under the
Pooling and Servicing Agreement.

                                     A-26-6

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                     A-26-7

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:
                                            ------------------------------------
                                                   AUTHORIZED SIGNATORY

Dated: July 28, 2005

                          CERTIFICATE OF AUTHENTICATION

          THIS IS ONE OF THE CLASS X-2 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AUTHENTICATING AGENT

                                        By:
                                            ------------------------------------
                                                   AUTHORIZED SIGNATORY

                                     A-26-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common           UNIF GIFT MIN ACT______________Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                           Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          rights of survivorship and             Act________________________
          not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                PLEASE INSERT SOCIAL SECURITY OR OTHER
-----------------------------   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------
                             ---------------------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:__________________________   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of this Certificate in every particular
                                   without alteration or enlargement or any
                                   change whatever.

--------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                     A-26-9

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to _______________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                    A-26-10

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                    A-26-11

                                   EXHIBIT B-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                  July __, 2005

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392

Wells Fargo Bank, National Association
555 Montgomery Street, 17th Floor
San Francisco, California 94111

Bear Stearns Commercial Mortgage, Inc.
383 Madison Avenue
New York, New York 10179

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York  10036

     Re:  Pooling and Servicing Agreement ("Pooling and Servicing Agreement")
          relating to Morgan Stanley Capital I Inc., Commercial Mortgage
          Pass-Through Certificates, Series 2005-TOP19

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.2 of the Pooling and
Servicing Agreement, the undersigned hereby certifies that, with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents specified in clause (i) of the definition of "Mortgage File" are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed as provided in clause (i) of the definition of "Mortgage File" of the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                     B-1-1

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans, the REMIC I Regular Interests, and the REMIC II Regular
Interests.

          Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and
Servicing Agreement. This Certificate is subject in all respects to the terms of said Pooling and Servicing Agreement.

                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      B-1-2

                             SCHEDULE OF EXCEPTIONS

                                      B-1-3

                                   EXHIBIT B-2

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                __________, 2005

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392

Wells Fargo Bank, National Association
555 Montgomery Street, 17th Floor
San Francisco, California 94111

Bear Stearns Commercial Mortgage, Inc.
383 Madison Avenue
New York, New York 10179

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York 10036

     Re:  Pooling and Servicing Agreement ("Pooling and Servicing Agreement")
          relating to Morgan Stanley Capital I Inc., Commercial Mortgage
          Pass-Through Certificates, Series 2005-TOP19

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.2 of the Pooling and
Servicing Agreement, the undersigned hereby certifies that, with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents required to be included in the Mortgage File pursuant to clauses (i), (ii),
(iv), (v), (vi), (viii), (x) and (xii) of the definition of "Mortgage File," and any documents required to be included in the Mortgage File pursuant to all other clauses of the definition of "Mortgage File," to the extent known by a
Responsible Officer of the Trustee to be required pursuant to the Pooling and
Servicing Agreement, are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan,
(c) based on its examination and only as to the Mortgage Note and the Mortgage, the street address of the Mortgaged Property and the name of the Mortgagor set forth in the Mortgage Loan Schedule

                                     B-2-1

accurately reflects the information contained in the documents in the Mortgage
File, and (d) each Mortgage Note has been endorsed. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Trustee Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage
Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans, the REMIC I Regular Interests, and the REMIC II Regular
Interests.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This
Certificate is qualified in all respects by the terms of said Pooling and
Servicing Agreement including but not limited to Section 2.2.

                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                     B-2-2

                             SCHEDULE OF EXCEPTIONS

                                     B-2-3

                                    EXHIBIT C

                           FORM OF REQUEST FOR RELEASE

To:   LaSalle Bank National Association, as Trustee
      135 South LaSalle Street, Suite 1625
      Chicago, Illinois 60603

      Attn:   Asset-Backed Securities Trust Services Group
              Morgan Stanley Capital I Inc.
              Commercial Mortgage Pass-Through Certificates,
              Series 2005-TOP19

      Re:     Morgan Stanley Capital I Inc. Commercial
              Mortgage Pass-Through Certificates, Series 2005-TOP19

                                DATE: __________

          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of July 1,
2005 by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank,
National Association, as Master Servicer, ARCap Servicing, Inc., as Special
Servicer, Lasalle Bank National Association, as Trustee, Wells Fargo Bank,
National Association, as Paying Agent and Certificate Registrar and ABN AMRO
Bank N.V., as Fiscal Agent (the "Pooling and Servicing Agreement"), the
undersigned hereby requests a release of the Trustee Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

          Mortgagor's Name:

          Address:

          Loan No.:

          Reason for requesting file:

_____   1.   Mortgage Loan paid in full.

             (The [Master] [Special] Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the [Master] [Special] Servicer's release of the Trustee
             Mortgage File, credited to the Certificate Account or the
             Distribution Account pursuant to the Pooling and Servicing
             Agreement.)

_____   2.   Mortgage Loan repurchased.
             (The [Master] [Special] Servicer hereby certifies that the Purchase
             Price has been credited to the Distribution Account pursuant to the
             Pooling and Servicing Agreement.)

                                       C-1

_____   3.   Mortgage Loan Defeased.

        4.   Mortgage Loan substituted.
             (The [Master] [Special] Servicer hereby certifies that a Qualifying
             Substitute Mortgage Loan has been assigned and delivered to you along with the related Trustee Mortgage File pursuant to the
             Pooling and Servicing Agreement.)

_____   5.   The Mortgage Loan is being foreclosed.

_____   6.   Other. (Describe)

          The undersigned acknowledges that the above Trustee Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and
Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, repurchased or substituted for by a Qualifying Substitute
Mortgage Loan (in which case the Trustee Mortgage File will be retained by us permanently), when no longer required by us for such purpose).

          Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                           [Name of [Master] [Special] Servicer]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       C-2

                                   EXHIBIT D-1

                       FORM OF TRANSFEROR CERTIFICATE FOR
             TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention:   Corporate Trust Services (CMBS)

       Re:   Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
             Certificates, Series 2005-TOP19 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
a Certificate (the "Transferred Certificate") having an initial Certificate
Balance or Notional Amount as of July ___, 2005 (the "Settlement Date") of
$__________. The Certificates were issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells Fargo
Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank
N.V., as fiscal agent and Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Transferor hereby certifies, represents and warrants to you, as
Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
     Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any

                                      D-1-1

     general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any
     Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any
     Certificate pursuant to the Securities Act or any state securities laws.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferor)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                      D-1-2

                                  EXHIBIT D-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [DATE]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention:   Corporate Trust Services (CMBS)

       Re:   Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
             Certificates, Series 2005-TOP19 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates having an initial Certificate Balance or Notional
Amount as of July ___, 2005 (the "Settlement Date") of $__________ (the
"Transferred Certificates"). The Certificates, including the Transferred
Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc., as depositor (the "Depositor"), Wells Fargo Bank, National
Association, as master servicer, ARCap Servicing, Inc., as special servicer,
LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent and Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the
     Transferred Certificates is being made in reliance on Rule 144A. The
     Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
     (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified
     Institutional Buyer to whom notice is given that the resale, pledge or

                                     D-2A-1

     transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement, (e) any credit enhancement mechanism associated with the Transferred Certificates and (f) all related matters that it has requested.

          3. Check one of the following:

          _____ The Transferee is a "U.S. Person" and has attached hereto an
     Internal Revenue Service ("IRS") Form W-9 (or successor form).

          _____ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the Transferee as the beneficial owner of the Transferred
     Certificates and states that the Transferee is not a U.S. Person, (ii) Form
     W-8IMY (with appropriate attachments) or (iii) two duly executed copies of
     IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business. The
     Transferee agrees to provide to the Certificate Registrar (or its agent)
     updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
     Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
     United States for U.S. federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury
     Regulations) created or organized in or under the laws of the United
     States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20,
     1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any

                                     D-2A-2

     interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferee)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                     D-2A-3

                             ANNEX 1 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificates") as described in the
Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A")
because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

          _____   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
                  Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal
                  Revenue Code of 1986, as amended.

          _____   Bank. The Transferee (a) is a national bank or a banking
                  institution organized under the laws of any State, U.S.
                  territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the
                  State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months
                  preceding the date of sale of the Certificate in the case of a
                  U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.
----------
(1)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

                                     D-2A-4

          _____   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is
                  supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months
                  preceding the date of sale of the Certificate in the case of a
                  U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

          _____   Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as
                  amended.

          _____   Insurance Company. The Transferee is an insurance company
                  whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by
                  insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a
                  State, U.S. territory or the District of Columbia.

          _____   State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any
                  agency or instrumentality of the State or its political
                  subdivisions, for the benefit of its employees.

          _____   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
                  Security Act of 1974, as amended.

          _____   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as
                  amended.

          _____   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under
                  subsection (a)(1) of Rule 144A pursuant to which it qualifies.
                  Note that registered investment companies should complete
                  Annex 2 rather than this Annex 1.)

          __________________________________________________________

          __________________________________________________________

          __________________________________________________________

          3. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                                     D-2A-5

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred
Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     _____   _____   Will the Transferee be purchasing the Transferred
      Yes      No    Certificate only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                           -------------------------------------
                                           Print Name of Transferee

                                           By:
                                                --------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
                                           Date:
                                                 -------------------------------

                                     D-2A-6

                             ANNEX 2 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificates") as described in the Transferee
Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A under the Securities Act of 1933, as amended ("Rule 144A") because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the
Transferee alone owned and/or invested on a discretionary basis, or the
Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of
Investment Companies, the cost of such securities was used, unless the
Transferee or any member of the Transferee's Family of Investment Companies, as
the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

_____     The Transferee owned and/or invested on a discretionary basis
          $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

_____     The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the
          Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     D-2A-7

          4. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the
Transferee will be in reliance on Rule 144A.

          _____   _____   Will the Transferee be purchasing the Transferred
                          Certificates only for the Transferee's own account
          Yes     No

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        Date: __________________________________

                                     D-2A-8

                                  EXHIBIT D-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

       Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005-TOP19 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_______________________ (the "Transferor") to _______________________________
(the "Transferee") of Class ___ Certificates having an initial Certificate
Balance or Notional Amount as of July ___, 2005 (the "Settlement Date") of
$__________ (the "Transferred Certificates"). The Certificates, including the
Transferred Certificates, were issued pursuant to the Pooling and Servicing
Agreement, (the "Pooling and Servicing Agreement") dated as of July 1, 2005,
Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells Fargo Bank,
National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent and Wells Fargo Bank, National Association, as paying agent (the
"Paying Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, as
Certificate Registrar, that:

          1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities
Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the
Certificate Registrar is obligated so to register or qualify the Class of
Certificates to which the Transferred Certificates belong, and (c) no
Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or

                                     D-2B-1

qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either: (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing
Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit D-2A or as Exhibit D-2B to the Pooling and Servicing Agreement; or (C) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of
Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR
          THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER
          DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH
          REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH
          DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
          ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND
          SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class X-2, Class E, Class F or Class
G Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
          BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE
          RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
          SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE
          "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
          MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR
          TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS
          CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF,

                                     D-2B-2

          AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER
          EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN
          COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND
          SERVICING AGREEMENT REFERRED TO HEREIN.

          6. Neither the Transferee nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action with respect to any Certificate, any interest in any
Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the
Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

          7. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

          8. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The
Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
Transferred Certificate; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

          9. Check one of the following:

          _____ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          _____ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee

                                     D-2B-3

has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the Transferee as the beneficial owner of the
Transferred Certificates and states that the Transferee is not a U.S. Person,
(ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business. The Transferee agrees to provide to the Certificate Registrar (or its agent) updated IRS Form
W-8BEN, IRS Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar
(or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     D-2B-4

                                  EXHIBIT D-3A

                        FORM I OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

     Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
         Certificates, Series 2005-TOP19 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_____________________ (the "Transferor") to ______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial
Certificate Balance or Notional Amount as of July ___, 2005 (the "Settlement
Date") of $__________. The Certificates were issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1,
2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells
Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank
N.V., as fiscal agent and Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor and the Trustee, that:

          1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities
Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the
Trustee or the Certificate Registrar is obligated so to register or qualify the
Certificates and (c) no interest in the Certificates may be sold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing
Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s)
from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                                     D-3A-1

          3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing
Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legend:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE OR ANY INTEREST THEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION
MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR
QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class X-2, Class E, Class F and Class
G Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE
FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING
PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY
PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF,
OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF
SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          6. Neither the Transferee nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any
Certificate under the Securities Act, would render the disposition of any
Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize

                                     D-3A-2

any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

          7. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

          8. The Transferee is an institutional "accredited investor" as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the
Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          9. Check one of the following:

          _____ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          _____ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the
Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred
Certificates and states that interest and original issue discount on the
Transferred Certificates is, or is expected to be, effectively connected with a
U.S. trade or business. The Transferee agrees to provide to the Certificate
Registrar (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form
W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or,

                                     D-3A-3

to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S.
Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     D-3A-4

                                  EXHIBIT D-3B

                        FORM II OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

     Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
         Certificates, Series 2005-TOP19 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_____________________ (the "Transferor") to ______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial
Certificate Balance or Notional Amount as of July ___, 2005 (the "Settlement
Date") of $__________. The Certificates were issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1,
2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells
Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank
N.V., as fiscal agent and Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor and the Trustee, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended
(the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate or any interest therein may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule
144A, or (ii) pursuant to another exemption from registration under the
Securities Act.

          2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificate belongs have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the
Certificate Registrar is obligated so to register or qualify the Certificates and (c) no interest in the Certificates may be sold or transferred unless it is
(i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or

                                     D-3B-1

(ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing
Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel with respect to the availability of such exemption, together with copies of the certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing
Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legend:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE OR ANY INTEREST THEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION
MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR
QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class X-2, Class E, Class F and Class
G Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING
PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY
PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF,
OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF
SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          6. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                     D-3B-2

          7. Check one of the following:

          _____ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          _____ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the
Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred
Certificates and states that interest and original issue discount on the
Transferred Certificates is, or is expected to be, effectively connected with a
U.S. trade or business. The Transferee agrees to provide to the Certificate
Registrar (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form
W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     D-3B-3

                             ANNEX 1 TO EXHIBIT D-3B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor"), and for the benefit of the Depositor, the Trustee and the
Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(2) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

          _____   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
                  Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal
                  Revenue Code of 1986, as amended.

          _____   Bank. The Transferee (a) is a national bank or a banking
                  institution organized under the laws of any State, U.S.
                  territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the
                  State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months
                  preceding the date of sale of the Certificate in the case of a
                  U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

----------
     (2) Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     D-3B-4

          _____   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is
                  supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months
                  preceding the date of sale of the Certificate in the case of a
                  U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

          _____   Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as
                  amended.

          _____   Insurance Company. The Transferee is an insurance company
                  whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by
                  insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a
                  State, U.S. territory or the District of Columbia.

          _____   State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any
                  agency or instrumentality of the State or its political
                  subdivisions, for the benefit of its employees.

          _____   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
                  Security Act of 1974, as amended.

          _____   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as
                  amended.

          _____   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under
                  subsection (a)(1) of Rule 144A pursuant to which it qualifies.
                  Note that registered investment companies should complete
                  Annex 2 rather than this Annex 1.)

          ____________________________________________________________

          ____________________________________________________________

          ____________________________________________________________

          3. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                                     D-3B-5

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred
Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     _____   _____   Will the Transferee be purchasing the Transferred
     Yes     No      Certificate only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     D-3B-6

                             ANNEX 2 TO EXHIBIT D-3B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor"), and for the benefit of the Depositor, the Trustee and the
Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A under the Securities Act of 1933, as amended ("Rule 144A"), because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the
Transferee alone owned and/or invested on a discretionary basis, or the
Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of
Investment Companies, the cost of such securities was used, unless the
Transferee or any member of the Transferee's Family of Investment Companies, as
the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

               _____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with
     Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     D-3B-7

          4. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the
Transferee will be in reliance on Rule 144A.

     _____   _____   Will the Transferee be purchasing the Transferred
     Yes     No      Certificate only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        Date: __________________________________

                                     D-3B-8

                                   EXHIBIT E-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                  FOR TRANSFERS OF REMIC RESIDUAL CERTIFICATES

STATE OF                     )
                             ) ss:
COUNTY OF                    )

          ____________________, being first duly sworn, deposes and says that:

          1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19, Class [R-I]
[R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the
"Residual Certificates")), a ________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement as amended and restated pursuant to which the Residual Certificates were issued (the "Pooling and Servicing Agreement").

          2. The Transferee (i) is, and as of the date of transfer will be, a
"Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the
Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Transferee (i) is, and as of the date of transfer will be, a
"Qualified Institutional Buyer" and will endeavor to remain a "Qualified
Institutional Buyer" for so long as it holds the Residual Certificates, and (ii)
is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Qualified Institutional Buyer"
is a qualified institutional buyer qualifying pursuant to Rule 144A under the
Securities Act of 1933, as amended.

          4. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to "disqualified organizations" under the
Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor or, if such

                                     E-1-1

transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a
Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual
Certificates may be a "noneconomic residual interest" within the meaning of
Treasury regulation Section 1.860E-1(c) and that the transferor of a
"noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          5. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          6. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the
Transferee's transferee, or such transferee's agent, delivers to the Certificate
Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

          7. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

          8. The Transferee's taxpayer identification number is
_________________.

          9. The Transferee has reviewed the provisions of Section 3.3(e) of the
Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause (ii)(F) of Section 3.3(e)
which authorizes the Paying Agent or the Trustee to deliver payments on the
Residual Certificate to a Person other than the Transferee and clause (ii)(G) of
Section 3.3(e) which authorizes the Trustee to negotiate a mandatory sale of the
Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 3.3(e)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

          10. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

          11. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual
Certificates.

                                     E-1-2

          12. The Transferee will not cause income with respect to the Residual
Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of such proposed
Transferee or any other United States Tax Person.

          13. The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit E-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

          14. The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          15. [Select a or b, as applicable] [a] The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with
U.S. Treasury Regulations Sections 1.860E-1(c)(7) and 1.860E-1(c)(8) by
computing present values using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

          [b] The transfer of the Class R Certificate complies with Treasury
Regulation Sections 1.860E-1(c)(5) and 1.860E-1(c)(6) and, accordingly,

          (i) the Transferee is an "eligible corporation," as defined in
Treasury Regulation Section 1.860E-1(c)(6), as to which income from the Class R
Certificate will only be taxed in the United States;

          (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the Transferee's fiscal year of the transfer, the
Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of Treasury
Regulation Section 1.860E-1(c)(6)(ii) and excluding any other asset if a principal purpose for holding or acquiring that asset is to permit the
Transferee to satisfy this Section 15(ii)) in excess of $100 million and net assets in excess of $10 million;

          (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in Treasury Regulation Section
1.860E-1(c)(6), in a transaction that satisfies the requirements of Treasury
Regulation Section 1.860E-1(c)(i), (ii), and (iii) and this Section 15 and the transfer is not to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of such eligible corporation or any other arrangement by which the Class R Certificate will be at any time subject to net tax by a foreign country or possession of the United States; and

                                     E-1-3

          (iv) the Transferee determined the consideration paid to it to acquire the Class R Certificate, based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith, is a reasonable amount.

          16. The Transferee (i) is, and at the time of transfer will be, a
United States Tax Person and (ii) is not, and at the time of the transfer will not be, a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person. If the
Transferee is a partnership trust or disregarded entity for U.S. federal income tax purposes, then each person that may be allocated income from the Class R
Certificate is, and at the time of transfer will be, a United States Tax Person.

          17. The Transferee has historically paid its debts as they have come due and will continue to do so in the future.

                                     E-1-4

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached this ___
day of ___________, ____.

                                        [NAME OF TRANSFEREE]

                                        By:
                                            ------------------------------------
                                            [Name of Officer]
                                            [Title of Officer]

                                     E-1-5

                                   EXHIBIT E-2

                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                           REMIC RESIDUAL CERTIFICATES

                                                           _______________, 20__

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
6th and Marquette
Minneapolis, MN  55479

Attention: Corporate Trust Services
           (CMBS) MAC #N9309-121

     Re:  Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
          Certificates, Series 2005-TOP19 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
[Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____%
Percentage Interest in such Class (the "Residual Certificates"). The
Certificates, including the Residual Certificates, were issued pursuant to the
Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and
Servicing Agreement"), among Morgan Stanley Capital I Inc., as depositor, Wells
Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, Lasalle Bank National Association, as trustee, Wells Fargo
Bank, National Association, as paying agent and certificate registrar and ABN
AMRO Bank N.V., as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. No purpose of the Transferor relating to the transfer of the
Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and
Servicing Agreement. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in

                                     E-2-1

the future. The Transferor understands that the transfer of the Residual
Certificates may not be respected for United States income tax purposes (and the
Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

          4. The Transferor does not know and has no reason to know that the
Transferee is not a Permitted Transferee, is not a United States Tax Person, is
a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person, or is a Person with respect to which income on the Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty.

          5. The Transferor does not know and has no reason to know that the
Transferee will not honor the restrictions on subsequent transfers by the
Transferee under the Transfer Affidavit and Agreement, delivered in connection with this transfer.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     E-2-2

                                    EXHIBIT F

                        FORM OF REGULATION S CERTIFICATE

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 2005-TOP19, CLASS (THE "CERTIFICATES")

TO:   Euroclear System
           or
      CLEARSTREAM

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Certificates held by you or on your behalf for our account are beneficially owned by (a) non -U.S person(s) or (b) U.S. person(s)
who purchased the Certificates in transactions which did not require registration under the United States Securities Act of 1933, as amended (the
"Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act. To the extent that we hold an interest in any of the Certificates on behalf of person(s) other than ourselves, we have received certifications from such person(s) substantially identical to the certifications set forth herein.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the
Certificates held by you or on your behalf for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certification excepts and does not relate to $__________ of such beneficial interest in the above Certificates in respect of which we are not able to certify and as to which we understand the exercise of any rights to payments thereon and the exchange for definitive Certificates or for an interest in definitive Certificates in global form cannot be made until we do so certify.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: __________, 2005

                                        By:
                                            ------------------------------------
                                        As, or as agent for, the beneficial
                                        owner(s) of the Certificates to which
                                        this certificate relates.

                                      F-1

                                   EXHIBIT G-1

                       FORM OF PRIMARY SERVICING AGREEMENT
                                   (PRINCIPAL)

                                   ----------

                       FORM OF PRIMARY SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2005

                                   ----------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                               AS MASTER SERVICER,

                        PRINCIPAL GLOBAL INVESTORS, LLC,

                              AS PRIMARY SERVICER,

                      TO BE ENTERED INTO IN CONNECTION WITH

                  THAT CERTAIN POOLING AND SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2005

                                     BETWEEN

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                               AS MASTER SERVICER,

                              ARCAP SERVICING, INC.
                              AS SPECIAL SERVICER,

                        LASALLE BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                    AS PAYING AGENT AND CERTIFICATE REGISTRAR

                                       AND

                               ABN AMRO BANK N.V.
                                 AS FISCAL AGENT

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19



                                                                                   PAGE
                                                                                   ----

SECTION 5.6   PRIMARY SERVICER'S FINANCIAL STATEMENTS AND RELATED INFORMATION ..    19

ARTICLE VI.   PRIMARY SERVICER DEFAULT; TERMINATION; POST-TERMINATION



                                        i

                                   (continued)



                                                                                   PAGE
                                                                                   ----



                                       ii

          This PRIMARY SERVICING AGREEMENT, dated and effective as of July 1,
2005, by and between PRINCIPAL GLOBAL INVESTORS, LLC (in the capacity of primary servicer, the "Primary Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a
national banking association, acting solely in its capacity as Master Servicer under the Pooling and Servicing Agreement (as defined below) (the "Master
Servicer").

          WHEREAS, Morgan Stanley Capital I Inc., as depositor, Wells Fargo
Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, ABN AMRO Bank N.V., as fiscal agent, Wells Fargo Bank,
National Association, as paying agent and as certificate registrar and LaSalle
Bank National Association, as trustee, have entered into a Pooling and Servicing
Agreement, dated as of July 1, 2005, relating to the Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19 (as amended, from time to time, the
"Pooling and Servicing Agreement"), a copy of which is attached hereto as
Exhibit A; and

          WHEREAS, the Master Servicer desires that the Primary Servicer act as
Primary Servicer with respect to the mortgage loans listed on Schedule I hereto and provide, on behalf of the Master Servicer, the necessary servicing of such mortgage loans performed in a manner consistent with the Servicing Standard and in a manner consistent with this Agreement and the Pooling and Servicing
Agreement from the Closing Date until this Agreement is terminated in accordance herewith;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Primary Servicer and the Master Servicer hereby agree as follows:

                                       I.
                                   DEFINITIONS

          As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, provided, however, that terms whose meanings are ascribed in the Pooling and Servicing
Agreement and by the provisions thereof pertain to one or more mortgage loans that are the subject of the Pooling and Servicing Agreement shall be construed for purposes of this Agreement to pertain to the related Mortgage Loan(s) that are the subject of this Agreement.

          "A/B Intercreditor Agreement": With respect to an A/B Mortgage Loan, the related co-lender agreement, by and between the holder of the related
Mortgage Loan and the holder of the related B Note, setting forth the relative rights of such holders, as the same may be further amended from time to time in accordance with the terms thereof.

          "A/B Mortgage Loan": The Oak Tree Village Apartments A/B Mortgage Loan
or any Mortgage Loan serviced under this Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the Trust.

          "Aggregate Servicing Fee": The Primary Servicing Fee and the Excess
Servicing Fee.

          "Agreement": This Primary Servicing Agreement, as modified, amended and supplemented from time to time, including all exhibits, schedules and addenda hereto.

          "Annual Statement and Rent Roll Reporting": Copies of quarterly and annual financial statements and rent rolls collected with respect to the
Mortgaged Properties securing the Mortgage Loans and A/B Mortgage Loans, to be made available, within 30 days following receipt thereof by the Primary
Servicer, to the Master Servicer (and, with respect to an A/B Mortgage Loan, the holder of the B Note, if required by the applicable A/B Intercreditor
Agreement), the Operating Adviser, and, to any of the following Persons upon written notification from Master Servicer of a request for such information and the identity and address of the requesting Person requesting: the Rating
Agencies, the Special Servicer, or the Trustee.

          "B Note": With respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the Trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related
A/B Intercreditor Agreement.

          "Category 1 Consent Aspect": A condition, term or provision of a
Category 1 Request that requires, or specifies a standard of, consent, or approval of the applicable mortgagee under the Loan Documents, but shall explicitly exclude any such conditions, terms or provisions enumerated in (a) an escrow or reserve agreement for disbursements made from an escrow or reserve account or an extension of time to complete repairs, replacements or improvements in accordance with the terms and conditions set forth in Exhibit
B-2(c); (b) an assignment and assumption request covered under Section
A.1.(c)(ii) of Exhibit B-2(c) of this Agreement; (c) an additional lien, monetary encumbrance or mezzanine financing request covered under Section
A.1.(c)(iii) of Exhibit B-2(c) of this Agreement; or (d) a defeasance request covered under Section A.1.(c)(i) of Exhibit B-2(c) of this Agreement.

          "Category 1 Request": As defined in the Post Closing Matters
Description in Exhibit B-2.

          "Category 2 Request": As defined in the Post Closing Matters
Description in Exhibit B-2.

          "Category 3 Request": As defined in the Post Closing Matters
Description in Exhibit B-2.

          "CMSA Comparative Financial Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit
W.

          "CMSA Delinquent Loan Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit X.

          "CMSA Financial File": A report which is one element of the CMSA
Investor Reporting Package and the form of which is attached to the Pooling and
Servicing Agreement as Exhibit W.

                                       2

          "CMSA Historical Liquidation Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit X.

          "CMSA Historical Loan Modification Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit
X.

          "CMSA Investor Reporting Package": The Commercial Mortgage Securities
Association Investor Reporting Package, certain forms of which are attached to the Pooling and Servicing Agreement as Exhibits W and X and elements of which shall be produced as provided in Section 2.1(c) and the Task Description.

          "CMSA Loan Level Reserve/LOC Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit X.

          "CMSA Loan Periodic Update File": A report which is one element of the
CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit X.

          "CMSA Loan Setup File": A report which is one element of the CMSA
Investor Reporting Package and the form of which is attached to the Pooling and
Servicing Agreement as Exhibit X.

          "CMSA Property File": A report which is one element of the CMSA
Investor Reporting Package and the form of which is attached to the Pooling and
Servicing Agreement as Exhibit W.

          "CMSA Quarterly Financial File": A report which is one element of the
CMSA Investor Reporting Package and the form of which is substantially similar to the form attached to the Pooling and Servicing Agreement as Exhibit W.

          "CMSA REO Status Report": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit X.

          "CMSA Servicer Watch List": A report which is one element of the supplemental reports of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit W the
contents of which are set forth in Section 8.11(h) of the Pooling and Servicing
Agreement.

          "Day One Report": With respect to each Mortgage Loan and A/B Mortgage
Loan, a statement in the form of Exhibit B-1(f) setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Primary Servicer has received notice, indicating the
Mortgage Loan or A/B Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

                                       3

          "Deemed Category 1 Request": With respect to an A/B Mortgage Loan, a
Category 2 Request shall, for purposes of this Agreement, be deemed to be a
Category 1 Request and shall be processed, as such, by the Primary Servicer.

          "Escrow Status Report": A brief statement to be delivered to the
Persons designated in Section 5.1(g) of the Pooling and Servicing Agreement and
with respect to an A/B Mortgage Loan, the holder of the B Note, if required by the applicable A/B Intercreditor Agreement, within twenty (20) days following the first anniversary of the Closing Date, for each of the Mortgage Loans included on Schedule VII of the Pooling and Servicing Agreement (and related B
Notes), about the status of the work or project based upon the most recent information provided by the applicable Mortgagor.

          "Excess Servicing Fee": For each calendar month, as to each Mortgage
Loan, the portion of the related Excess Servicing Fee Rate applicable to such month (determined in the same manner as the applicable Mortgage Rate determined for such Mortgage Loan for such month) multiplied by the Scheduled Principal
Balance of such Mortgage Loan immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such
Mortgage Loan for which interest actually accrues on such Mortgage Loan and only from collections on such Mortgage Loan.

          "Excess Servicing Fee Rate": The rate of 0.0% per annum with respect to each Mortgage Loan.

          "Oak Tree Village Apartments A/B Mortgage Loan": The Oak Tree Village
Apartments Mortgage Loan and the Oak Tree Village Apartments B Note.

          "Oak Tree Village Apartments B Note": The mortgage loan, which is not included in the Trust and is subordinated in right of payment to the Oak Tree
Village Apartments Mortgage Loan to the extent set forth in the related A/B
Intercreditor Agreement.

          "Oak Tree Village Apartments Mortgage Loan": The mortgage loan designated as Mortgage Loan No. 20 on the Mortgage Loan Schedule.

          "Lease": A lease, proposed lease, or amendment, modification, restatement, extension or termination of a lease, in each case of space and any other ancillary and associated rights in a building or on the real estate constituting all or a portion of a Mortgaged Property.

          "Loan Documents": As defined in the Post Closing Matters Description in Exhibit B-2.

          "Mandatory Prepayment Date Assumption": The assumption set forth in
Exhibit B (Servicing Proposal) to the Servicing Rights Purchase Agreement dated
July 19, 2005 between Principal Commercial Funding, LLC, as Seller, and the
Master Servicer, as Purchaser, to the effect that, except as disclosed to the
Master Servicer, no Mortgage Loan has terms under which it may be paid off, in whole or in part, on a date other than a due date or maturity date (including during open periods) without payment of a full month of interest.

                                       4

          "Master Servicer": As defined in the preamble to this Agreement.

          "Master Servicer Servicing Documents": A copy of the documents contained in the Mortgage File for the Mortgage Loans and any A/B Mortgage
Loans.

          "Materiality Determination": With respect to a Category 1 Request, the determination by Primary Servicer, exercised in good faith using the "Servicing
Standard" set forth in the Pooling and Servicing Agreement, whether a Category 1
Consent Aspect is material and should be referred to the Special Servicer for consent in accordance with this Agreement and the Pooling and Servicing
Agreement.

          "Mortgage Loan": A Mortgage Note secured by a Mortgage, and all amendments and modifications thereof, identified on the schedule attached to this Agreement as Schedule I, as amended from time to time, and conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section
2.1 or Section 2.3 of the Pooling and Servicing Agreement, and Mortgage Loan
shall also include any Defeasance Loan.

          "Non-Mandatory Prepayment Date Mortgage Loan": As defined in Section
5.13(a) hereof.

          "Officer's Certificate": In the case of the Primary Servicer, a certificate signed by one or more of the Chairman of the Board, any Vice
Chairman, the President, or any Executive Vice President, Senior Vice President,
Vice President or Assistant Vice President or an employee designated as a
Servicing Officer pursuant to this Agreement.

          "Operating Statement Analysis": A report which is one element of the
MBA/CMSA Methodology for Analyzing and Reporting Property Income Statements,
which is part of the CMSA Investor Reporting Package and the form of which is attached to the Pooling and Servicing Agreement as Exhibit W.

          "Payment and Collection Description": The description of the obligations of the Primary Servicer with respect to collection and remittance of payments on the Mortgage Loans and the A/B Mortgage Loans, as more particularly described in Section 2.1(c) hereof.

          "Payment and Mortgage Loan Status Reports": The reports to be submitted by Primary Servicer to the Master Servicer with respect to reporting about collection and remittance of payments, delinquencies, status of real estate taxes, status of insurance and status of UCC financing statements for the
Mortgage Loans and with respect to an A/B Mortgage Loan, the holder of the B
Note, if required by the applicable A/B Intercreditor Agreement, as more particularly described and in the forms attached hereto as Exhibit B-1.

          "POA Notice": As defined in the Post Closing Matters Description in
Exhibit B-2.

          "Pooling and Servicing Agreement": As defined in the preamble to this
Agreement.

                                       5

          "Post Closing Matters Description": The description of the relative obligations of the Primary Servicer and Master Servicer with respect to requests from Mortgagors on Mortgage Loans and A/B Mortgage Loans that have not become
Defaulted Mortgage Loans, a Specially Serviced Mortgage Loan or one on which a
Servicing Transfer Event has occurred, which obligations are more particularly described and set forth on Exhibit B-2.

          "Post Closing Request": As defined in the Post Closing Matters
Description in Exhibit B-2.

          "Primary Servicer Collection Account": An account, which shall be an
Eligible Account, established by Primary Servicer for the purposes set forth in this Agreement, the income and earnings on which shall inure entirely to the benefit of Primary Servicer. The Primary Servicer Collection Account shall be established in the name of "Principal Global Investors, LLC, as Primary Servicer
for Wells Fargo Bank, National Association, as Master Servicer for LaSalle Bank
National Association, as Trustee for the Holders of Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19."

          "Primary Servicer Default": As defined in Section 6.1 hereof.

          "Primary Servicer Errors and Omissions Insurance Policy": As defined in Section 5.5(a) hereof.

          "Primary Servicer Fidelity Bond": As defined in Section 5.5(a) hereof.

          "Primary Servicer Servicing Documents": (a) a copy of the documents contained in the Mortgage File for the Mortgage Loans and A/B Mortgage Loans and
(b) all other servicing documents and records in possession of Primary Servicer that relate to or are used for the servicing of the Mortgage Loans and A/B
Mortgage Loans and that are not required to be part of the applicable Mortgage
File.

          "Primary Servicing Fee": For each calendar month, as to each Mortgage
Loan and each B Note, the portion of the Primary Servicing Fee Rate applicable to such month (determined in the same manner as the applicable Mortgage Rate is determined for such Mortgage Loan for such month) multiplied by the Scheduled
Principal Balance of such Mortgage Loan (or the Principal Balance in the case of each B Note) immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such Mortgage Loan for which interest actually accrues on such Mortgage Loan and only from collections on such Mortgage Loan.

          "Primary Servicing Fee Rate": A rate of 0.01% per annum with respect to each Mortgage Loan.

          "Primary Servicing Officer": Any officer or employee of the Primary
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans and A/B Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Master
Servicer by the Primary Servicer and signed by an officer of the Primary
Servicer, as such list may from time to time be amended.

                                       6

          "Primary Servicing Termination Date": As defined in Section 6.2 hereof.

          "Property Inspection Description": The description of the obligations of the Primary Servicer with respect to inspection of the Mortgaged Properties for each of the Mortgage Loans and the A/B Mortgage Loans as more particularly described in Section 2.1(d) hereof and Exhibit B-3.

          "Reconciliation Certification Date": As defined in Section 5.15 hereof.

          "Requirements List": As defined in the Post Closing Matters
Description in Exhibit B-2.

          "Services": Those activities to be provided by the Primary Servicer for the Servicing of the Mortgage Loans and the A/B Mortgage Loans pursuant to the provisions of this Agreement.

          "Servicing": With respect to any Mortgage Loan and any A/B Mortgage
Loan, the right and obligation of the Primary Servicer to administer such
Mortgage Loan and any A/B Mortgage Loan in accordance with the provisions hereof.

          "Servicing Documents": The Master Servicer Servicing Documents and
Primary Servicer Servicing Documents.

          "Servicing Standard": With respect to the Primary Servicer, the
Primary Servicer shall service and administer the Mortgage Loans and the A/B
Mortgage Loans that it is obligated to service and administer pursuant to this
Agreement on behalf of the Master Servicer and in the best interests of and for the benefit of the Certificateholders and with respect to each B Note, the holder(s) of each such B Note (as determined by the Primary Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and A/B Mortgage
Loans and, to the extent consistent with the foregoing, further as follows:

          (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; and

          (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans and A/B Mortgage Loans;

          and without regard to: (I) any other relationship that the Primary
Servicer, or any Affiliate thereof, may have with the related Mortgagor; (II)
the ownership of any Certificate or B Note by the Primary Servicer, or any
Affiliate thereof; (III) the Master Servicer's obligation to make Advances; and
(IV) the right of the Primary Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; provided, however, that in no event shall the foregoing standards be less than the applicable provisions of the Servicing Standard set forth in the Pooling

                                       7

and Servicing Agreement and with respect to an A/B Mortgage Loan, the servicing standards set forth in the related A/B Intercreditor Agreement.

          "Significant Leases": A Lease at a Mortgaged Property covering or proposed to cover more than the greater of either (a) 20,000 net rentable square feet or (b) twenty percent (20%) of the net rentable square footage of the
Mortgaged Property.

          "SNDA": A Subordination, Non-Disturbance and Attornment Agreement with respect to a Lease on a form customarily used by Primary Servicer with respect to Mortgaged Properties of similar type and consistent with the Servicing
Standard.

          "Special Servicer": ARCap Servicing, Inc. or any successor thereto as special servicer under the Pooling and Servicing Agreement.

          "Successor Primary Servicer": The Person selected by the Master
Servicer upon the termination of the Primary Servicer resulting from any Primary
Servicer Default, if any, who shall thereafter perform the Services with respect to the Mortgage Loans and the A/B Mortgage Loans; provided, that the Master
Servicer shall perform all Services with respect to the Mortgage Loans and the
A/B Mortgage Loans until such Person, if any, is selected.

          "Task Description": The outline description of the obligations of the
Primary Servicer and Master Servicer with respect to the Mortgage Loans and the
A/B Mortgage Loans as set forth in Exhibit B-4 attached to this Agreement.

          "Trustee": LaSalle Bank National Association or any successor thereto as trustee under the Pooling and Servicing Agreement.

                                       8

                                       II.
                                PRIMARY SERVICING

          A.   PRIMARY SERVICING

          From the Closing Date until the Primary Servicing Termination Date,
Master Servicer hereby authorizes and directs Primary Servicer to service each
Mortgage Loan and each A/B Mortgage Loan as primary servicer on behalf of and at the direction of the Master Servicer as provided in this Agreement. The Services shall consist of the following:

               A. PRIMARY SERVICER SHALL PERFORM ALL TASKS AND RESPONSIBILITIES
     NECESSARY TO MEET THE REQUIREMENTS UNDER THE TASK DESCRIPTION, THE POST
     CLOSING MATTERS DESCRIPTION, THE PAYMENT AND COLLECTION DESCRIPTION AND THE
     PAYMENT AND MORTGAGE LOAN STATUS REPORTS, IN EACH CASE IN ACCORDANCE WITH
     THE TERMS OF THIS AGREEMENT AND, WITH RESPECT TO EACH B NOTE, THE TERMS OF
     THE RELATED A/B INTERCREDITOR AGREEMENT, AND IN A MANNER NOT INCONSISTENT
     WITH THE POOLING AND SERVICING AGREEMENT. PRIMARY SERVICER SHALL ALSO
     PERFORM THE OBLIGATIONS TO WHICH IT HAS EXPRESSLY AGREED UNDER THE POOLING
     AND SERVICING AGREEMENT AND THE MASTER SERVICER'S OBLIGATIONS SET FORTH IN
     SECTIONS 2.1(C), 2.1(D), THAT PORTION OF 5.1(G) RELATING TO THE ESCROW
     STATUS REPORT, 8.11(I), IF APPLICABLE, AND 8.14 OF THE POOLING AND
     SERVICING AGREEMENT RELATING TO ANNUAL STATEMENT AND RENT ROLL REPORTING
     WITH RESPECT TO THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS.

               B. MASTER SERVICER AND PRIMARY SERVICER AGREE AND ACKNOWLEDGE
     THAT THE TASK DESCRIPTION IS A CHART THAT ENUMERATES A LIST OF TASKS AND
     THE GENERAL ALLOCATION OF RESPONSIBILITY OF SERVICING OBLIGATIONS BETWEEN
     THE MASTER SERVICER AND THE PRIMARY SERVICER FOR SUCH TASKS, AND THE POST
     CLOSING MATTERS DESCRIPTION SETS FORTH A SPECIFIC METHOD FOR CLASSIFYING
     POST CLOSING REQUESTS OF A MORTGAGOR AND ALLOCATING RESPONSIBILITY FOR
     HANDLING SUCH REQUESTS BASED UPON SUCH CLASSIFICATION. MASTER SERVICER AND
     PRIMARY SERVICER HAVE MADE EFFORTS TO RECONCILE THE TASK DESCRIPTION AND
     POST CLOSING MATTERS DESCRIPTION.

               C. WITHOUT LIMITING THE FOREGOING, PRIMARY SERVICER SHALL COLLECT
     AND REMIT PAYMENTS ON THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS IN
     ACCORDANCE WITH THE PAYMENT AND COLLECTION DESCRIPTION. FOR THE PURPOSES OF
     THIS AGREEMENT, THE "PAYMENT AND COLLECTION DESCRIPTION" SHALL ENCOMPASS
     ALL OF THE FOLLOWING RESPONSIBILITIES AND

                                       9

     OBLIGATIONS SET FORTH IN THE FOLLOWING SUBSECTIONS (I) THROUGH (VIII) AND
     SUBSECTION (XII):

               (1) ON OR PRIOR TO THE CLOSING DATE, THE PRIMARY SERVICER SHALL
          ESTABLISH A PRIMARY SERVICER COLLECTION ACCOUNT, AND GIVE THE MASTER
          SERVICER PRIOR WRITTEN NOTICE OF THE NAME AND ADDRESS OF THE
          DEPOSITORY INSTITUTION AT WHICH SUCH PRIMARY SERVICER COLLECTION
          ACCOUNT IS MAINTAINED AND THE ACCOUNT NUMBER OF THE PRIMARY SERVICER
          COLLECTION ACCOUNT. PRIMARY SERVICER MAY DIRECT THE INVESTMENT OF
          FUNDS ON DEPOSIT IN THE PRIMARY SERVICER COLLECTION ACCOUNT SUBJECT TO
          AND IN ACCORDANCE WITH THE CRITERIA AND REQUIREMENTS SET FORTH IN THE
          APPLICABLE A/B INTERCREDITOR AGREEMENT, AS THEY RELATE TO A PARTICULAR
          B NOTE AND THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT
          RELATING TO THE COLLECTION ACCOUNT ESTABLISHED THEREUNDER (CONSTRUED
          AS IF THE PRIMARY SERVICER COLLECTION ACCOUNT WERE SUCH COLLECTION
          ACCOUNT), INCLUDING WITHOUT LIMITATION THE OBLIGATION, IF ANY, TO
          DEPOSIT INTO SUCH ACCOUNT THE AMOUNT OF ANY INVESTMENT LOSSES TO THE
          EXTENT REQUIRED IN THE POOLING AND SERVICING AGREEMENT AND, WITH
          RESPECT TO EACH B NOTE, THE TERMS OF THE RELATED A/B INTERCREDITOR
          AGREEMENT.

               (2) THE PRIMARY SERVICER SHALL MAKE EFFORTS CONSISTENT WITH THE
          SERVICING STANDARD TO COLLECT ALL MONTHLY PAYMENTS OF PRINCIPAL
          (INCLUDING WITHOUT LIMITATION BALLOON PAYMENTS) AND INTEREST WITH
          RESPECT TO THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS (EXCEPT FOR
          PAYMENTS DUE ON OR PRIOR TO THE CUT-OFF DATE), AS WELL AS ANY REQUIRED
          PRINCIPAL PREPAYMENTS, PREPAYMENT PREMIUMS, LATE CHARGES, INSURANCE
          PROCEEDS, CONDEMNATION PROCEEDS AND ANY AND ALL OTHER AMOUNTS DUE FROM
          THE MORTGAGOR OR A THIRD PARTY WITH RESPECT TO THE MORTGAGE LOANS
          PURSUANT TO THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT WITH RESPECT
          TO ANY PAYMENTS THAT ARE REQUIRED UNDER THE TERMS OF THE APPLICABLE
          LOAN DOCUMENTS TO BE MADE DIRECTLY TO A PERSON OTHER THAN THE HOLDER
          OF THE RELATED MORTGAGE LOAN, THE PRIMARY SERVICER SHALL USE EFFORTS
          CONSISTENT WITH THE SERVICING STANDARD TO CAUSE SUCH PAYMENTS TO BE
          MADE.

               (3) THE PRIMARY SERVICER SHALL DEPOSIT ALL SUCH PAYMENTS RECEIVED
          WITH RESPECT TO EACH A/B MORTGAGE LOAN AND EACH MORTGAGE LOAN (LESS
          ANY RELATED

                                       10

          AGGREGATE SERVICING FEE AND ANY OTHER PAYMENTS DUE TO PRIMARY SERVICER
          UNDER THIS AGREEMENT WITH RESPECT TO SUCH MORTGAGE LOAN) INTO THE
          PRIMARY SERVICER COLLECTION ACCOUNT ON OR BEFORE THE NEXT BUSINESS DAY
          AFTER RECEIVING EACH SUCH PAYMENT. WITH RESPECT TO FUNDS DEPOSITED
          INTO THE PRIMARY SERVICER COLLECTION ACCOUNT FOR EACH A/B MORTGAGE
          LOAN, ON OR BEFORE THE END OF THE THIRD BUSINESS DAY AFTER THE PRIMARY
          SERVICER RECEIVES SUCH FUNDS THE PRIMARY SERVICER SHALL DETERMINE, IN
          ACCORDANCE WITH THE PROVISIONS OF THE APPLICABLE A/B INTERCREDITOR
          AGREEMENT, THE AMOUNT (IF ANY) OF SUCH FUNDS REQUIRED TO BE PAID TO
          THE HOLDER OF THE RELATED B NOTE (LESS ANY PRIMARY SERVICING FEE OR
          OTHER FEE, IF ANY, AGREED TO BE PAID BY THE HOLDER OF SUCH B NOTE TO
          THE PRIMARY SERVICER PURSUANT TO THE APPLICABLE A/B INTERCREDITOR
          AGREEMENT OR OTHER AGREEMENT BETWEEN THE PRIMARY SERVICER AND SUCH B
          NOTE HOLDER, TOGETHER WITH ANY OTHER PAYMENTS RELATED TO SUCH B NOTE,
          WHICH ARE PAYABLE TO THE PRIMARY SERVICER). SUCH AMOUNTS SHALL BE PAID
          TO EACH HOLDER OF A B NOTE, AT THE TIMES AND IN THE MANNER REQUIRED
          PURSUANT TO THE PROVISIONS OF THE APPLICABLE A/B INTERCREDITOR
          AGREEMENT.

               (4) SUBJECT TO THE PREVIOUS SUBSECTION, AND AFTER MAKING THE
          DETERMINATION OF THE AMOUNT REQUIRED TO BE PAID TO THE HOLDER OF THE B
          NOTE, THE PRIMARY SERVICER SHALL REMIT TO THE MASTER SERVICER FROM THE
          PRIMARY SERVICER COLLECTION ACCOUNT, BY WIRE TRANSFER OF IMMEDIATELY
          AVAILABLE FUNDS, ALL FUNDS IN SUCH ACCOUNT (OTHER THAN INCOME AND
          EARNINGS ON SUCH ACCOUNT), AND SHALL NOT WITHDRAW FUNDS THEREFROM FOR
          ANY OTHER PURPOSE, EXCEPT TO WITHDRAW AMOUNTS REQUIRED TO BE PAID TO
          THE HOLDER OF THE B NOTE AND ANY OTHER AMOUNTS DEPOSITED THEREIN BY
          ERROR, AS FOLLOWS: (1) IN THE CASE OF ANY PAYMENTS RECEIVED AND
          COLLECTED DURING A COLLECTION PERIOD ON OR BEFORE THE DETERMINATION
          DATE FOR SUCH COLLECTION PERIOD, PRIMARY SERVICER SHALL REMIT SUCH
          PAYMENTS ON SUCH DETERMINATION DATE; AND (2) IN THE CASE OF ANY
          PAYMENTS RECEIVED AND COLLECTED BY PRIMARY SERVICER AFTER THE
          DETERMINATION DATE FOR SUCH COLLECTION PERIOD, PRIMARY SERVICER SHALL
          REMIT ALL SUCH PAYMENTS ON THE FIRST BUSINESS DAY FOLLOWING RECEIPT OF
          THE AMOUNT OF ANY SUCH PAYMENTS; PROVIDED, HOWEVER, THAT
          NOTWITHSTANDING ANY CONTRARY PROVISION OF CLAUSE (1) OR CLAUSE (2) ALL
          OF THE FOLLOWING PROVISIONS SHALL APPLY:

                                       11

                    (A) IN THE CASE OF ANY PAYMENT RECEIVED ON A DETERMINATION
               DATE FOR A COLLECTION PERIOD, PRIMARY SERVICER SHALL (I) PROVIDE
               MASTER SERVICER WITH IMMEDIATE NOTICE OF PRIMARY SERVICER'S
               RECEIPT OF SUCH PAYMENT AND (II) SHALL USE ITS REASONABLE BEST
               EFFORTS TO REMIT SUCH PAYMENT TO MASTER SERVICER ON THE DATE OF
               RECEIPT AND IN ANY EVENT SHALL REMIT SUCH PAYMENT TO MASTER
               SERVICER WITHIN ONE BUSINESS DAY FOLLOWING RECEIPT (AND PRIMARY
               SERVICER SHALL IN ANY EVENT PROVIDE MASTER SERVICER WITH
               IMMEDIATE NOTICE OF PRIMARY SERVICER BECOMING AWARE THAT ANY
               PRINCIPAL PREPAYMENT IS TO BE MADE ON A DETERMINATION DATE);

                    (B) ANY SCHEDULED PAYMENT DUE DURING A COLLECTION PERIOD BUT
               RECEIVED AFTER THE END OF SUCH COLLECTION PERIOD SHALL BE
               REMITTED BY PRIMARY SERVICER WITHIN ONE BUSINESS DAY FOLLOWING
               PRIMARY SERVICER'S RECEIPT OF SUCH SCHEDULED PAYMENT;

                    (C) PRIMARY SERVICER SHALL USE ITS REASONABLE BEST EFFORTS
               TO REMIT TO MASTER SERVICER ON THE DATE OF RECEIPT OF, AND IN ANY
               EVENT SHALL REMIT TO MASTER SERVICER WITHIN ONE BUSINESS DAY
               FOLLOWING RECEIPT OF, ANY UNSCHEDULED PAYMENTS OR BALLOON
               PAYMENTS THAT WOULD RESULT IN A PREPAYMENT INTEREST SHORTFALL;
               AND

                    (D) ANY SCHEDULED PAYMENT RECEIVED AND COLLECTED DURING A
               COLLECTION PERIOD, BUT DUE ON A DUE DATE OCCURRING AFTER THE END
               OF SUCH COLLECTION PERIOD, SHALL BE REMITTED ON THE DETERMINATION
               DATE FOR THE COLLECTION PERIOD IN WHICH SUCH DUE DATE OCCURS.

               (5) IN THE EVENT ANY PAYMENTS RECEIVED BY PRIMARY SERVICER
          BECOMES NSF AFTER THE MONIES ASSOCIATED WITH THAT PAYMENT HAVE BEEN
          REMITTED TO THE MASTER SERVICER, THE MASTER SERVICER WILL RETURN SUCH
          MONEYS TO PRIMARY SERVICER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE
          FUNDS WITHIN ONE BUSINESS DAY OF NOTICE FROM THE PRIMARY SERVICER.

               (6) WITH RESPECT TO ESCROW OR RESERVE PAYMENTS AS LISTED ON THE
          TASK DESCRIPTION, THE PRIMARY SERVICER SHALL COLLECT ESCROW OR RESERVE
          AMOUNTS WITH RESPECT TO THE MORTGAGE LOANS AND A/B MORTGAGE LOANS, AND
          SHALL

                                       12

          DEPOSIT SUCH FUNDS IN AN ESCROW ACCOUNT, WHICH SHALL BE AN ELIGIBLE
          ACCOUNT, AND SHALL MAINTAIN, DISBURSE AND ACCOUNT FOR SUCH FUNDS AS
          PROVIDED IN THE TASK DESCRIPTION, FOR REAL ESTATE TAXES, INSURANCE AND
          RESERVES, AND ESCROWS FOR REPAIRS, REPLACEMENTS, PRINCIPAL AND
          INTEREST PAYMENTS AND LEASE PAYMENTS AND ANY OTHER MATTERS SPECIFIED
          IN ANY AGREEMENT IN WHICH FUNDS ARE HELD AT THE TIME, AND IN THE
          MANNER AND FOR THE PURPOSES AS OTHERWISE REQUIRED OR DELINEATED IN THE
          LOAN DOCUMENTS AND WITH RESPECT TO THE MASTER SERVICER UNDER THE
          POOLING AND SERVICING AGREEMENT. THE PRIMARY SERVICER MAY DIRECT THE
          INVESTMENT OF SUCH FUNDS SUBJECT TO AND IN ACCORDANCE WITH THE
          CRITERIA AND REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING
          AGREEMENT RELATING TO ESCROW ACCOUNTS, INCLUDING WITHOUT LIMITATION
          THE OBLIGATION TO DEPOSIT INTO THE ESCROW ACCOUNT THE AMOUNT OF ANY
          INVESTMENT LOSSES TO THE EXTENT REQUIRED IN THE POOLING AND SERVICING
          AGREEMENT. PRIMARY SERVICER SHALL HAVE THE BENEFIT AND SHALL RETAIN
          ALL INTEREST AND INCOME EARNED ON THE ESCROW ACCOUNTS FOR THE MORTGAGE
          LOANS AND A/B MORTGAGE LOANS THAT IS NOT PAID TO MORTGAGORS.

               (7) PRIMARY SERVICER SHALL SUBMIT THE FOLLOWING PAYMENT AND
          MORTGAGE LOAN STATUS REPORTS, IN EACH CASE, IN THE FORM ATTACHED AS
          EXHIBIT B-1 AND AT THE TIME SPECIFIED IN THE SUCCEEDING SENTENCES OF
          THIS SUB-SECTION (VII): (1) A REMITTANCE REPORT FOR PAYMENTS RECEIVED
          ON MORTGAGE LOANS AND A/B MORTGAGE LOANS; (2) A DELINQUENCY REPORT;
          (3) A REAL ESTATE TAX DELINQUENCY REPORT WHICH MAY BE BASED UPON
          INFORMATION PROVIDED BY PRIMARY SERVICER'S REAL ESTATE TAX SERVICE (IF
          ANY) IF ENGAGED IN ACCORDANCE WITH ARTICLE VII OF THIS AGREEMENT; (4)
          AN INSURANCE MONITORING REPORT; (5) A UCC FORM MONITORING REPORT; AND
          (6) THE DAY ONE REPORT. PRIMARY SERVICER SHALL SUBMIT THE PAYMENT AND
          MORTGAGE LOAN STATUS REPORT DESCRIBED BY CLAUSE (1) ABOVE BY
          ELECTRONIC MAIL ON EACH DAY THAT PAYMENTS OR FUNDS ARE REMITTED TO THE
          MASTER SERVICER PURSUANT TO SECTION 2.1(C) OF THIS AGREEMENT. PRIMARY
          SERVICER SHALL SUBMIT THE PAYMENT AND MORTGAGE LOAN STATUS REPORT
          DESCRIBED BY CLAUSE (2) ABOVE BY ELECTRONIC MAIL, MONTHLY NO LATER
          THAN THE TENTH (10TH) DAY OF EACH MONTH FOR THE PREVIOUS MONTH.
          PRIMARY SERVICER SHALL SUBMIT THE PAYMENT AND MORTGAGE LOAN STATUS
          REPORTS DESCRIBED BY CLAUSES (3), (4) AND (5) ABOVE BY ELECTRONIC
          MAIL, QUARTERLY NO LATER THAN

                                       13

          JANUARY 15, APRIL 15, JULY 15 AND OCTOBER 15 FOR THE PREVIOUS ABOVE
          QUARTER. PRIMARY SERVICER SHALL SUBMIT THE PAYMENT AND MORTGAGE LOAN
          STATUS REPORT DESCRIBED BY CLAUSE (6) ABOVE BY ELECTRONIC MAIL,
          MONTHLY NO LATER THAN THE FIRST (1ST) DAY OF EACH MONTH IN WHICH THE
          APPLICABLE DISTRIBUTION DATE OCCURS FOR THE THEN CURRENT COLLECTION
          PERIOD. IF THE DAY ON WHICH ANY PAYMENT AND MORTGAGE LOAN STATUS
          REPORT IS OTHERWISE DUE AS DESCRIBED ABOVE DOES NOT CONSTITUTE A
          BUSINESS DAY, THEN SUCH REPORT SHALL BE DUE ON THE IMMEDIATELY
          SUCCEEDING BUSINESS DAY.

               (8) MASTER SERVICER AND PRIMARY SERVICER HEREBY ALLOCATE
          RESPONSIBILITY FOR COMPLETING THE CMSA INVESTOR REPORTING PACKAGE FOR
          THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS AS FOLLOWS:

                    (A) MASTER SERVICER SHALL COMPLETE ALL FIELDS AND ASPECTS OF
               THE CMSA LOAN SETUP FILE THAT ARE AVAILABLE FROM THE FINAL
               PROSPECTUS SUPPLEMENT. UPON COMPLETING ALL OF SUCH FIELDS, MASTER
               SERVICER SHALL FORWARD THE CMSA LOAN SETUP FILE FOR THE MORTGAGE
               LOANS AND THE A/B MORTGAGE LOANS TO PRIMARY SERVICER WHO SHALL
               COMPLETE THE FIELDS AND ASPECTS OF THE CMSA LOAN SETUP FILE FOR
               THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS THAT ARE NOT
               AVAILABLE FROM THE FINAL PROSPECTUS SUPPLEMENT AND RETURN TO
               MASTER SERVICER THE COMPLETED CMSA LOAN SETUP FILE FOR THE
               MORTGAGE LOANS AND THE A/B MORTGAGE LOANS WITHIN FIVE (5)
               BUSINESS DAYS OF RECEIVING SUCH FILE FROM MASTER SERVICER. MASTER
               SERVICER SHALL DELIVER A CMSA LOAN SETUP FILE TO PRIMARY SERVICER
               (A) FOR THE MORTGAGE LOANS AND THE A/B MORTGAGE LOANS ONLY; (B)
               IN ELECTRONIC FORM; (C) USING AN EXCEL FILE; AND (D) WITH ALL
               FIELDS IN THE SAME ORDER AS THE CMSA LOAN SETUP FILE. PRIMARY
               SERVICER AND MASTER SERVICER ACKNOWLEDGE THAT DELIVERY OF THE
               CMSA LOAN SETUP FILE IS TO COMMENCE WITH THE REPORT DATE IN
               AUGUST 2005.

                    (B) COMMENCING IN THE APPLICABLE "MONTH OF INITIAL REPORT"
               SET FORTH OPPOSITE EACH REPORT DESCRIBED BELOW, THE PRIMARY
               SERVICER SHALL COMPLETE SUCH REPORT AT THE FREQUENCY SET FORTH
               OPPOSITE SUCH REPORT BELOW AND DELIVER SUCH REPORT

                                       14

               TO THE MASTER SERVICER AT OR BEFORE THE TIME DESCRIBED OPPOSITE
               SUCH REPORT BELOW (AND WITH RESPECT TO AN A/B MORTGAGE LOAN,
               DELIVER ANY ADDITIONAL REPORTS TO THE HOLDER OF THE RELATED B
               NOTE WHICH MAY BE REQUIRED TO BE DELIVERED TO THE HOLDER OF SUCH
               B NOTE, AT SUCH TIMES AS MAY BE REQUIRED PURSUANT TO THE
               APPLICABLE A/B INTERCREDITOR AGREEMENT):

--------------------------------------------------------------------------------
                     Month of             Frequency         Time of Required
 Description of      Initial                 of             Delivery to the
     Report          Report                Report           Master Servicer
--------------------------------------------------------------------------------
CMSA Property      August 2005             Monthly     10th Business Day for
File                                                   prior month but in no
                                                       event later than the
                                                       Business Day prior to the
                                                       Report Date in such
                                                       month.
--------------------------------------------------------------------------------
Operating          To the extent that      Annually    With respect to each
Statement          the Master Servicer                 calendar year, beginning
Analysis Report,   has received the                    in 2005 for year-end 2004
CMSA Financial     applicable operating                to the extent that the
File and NOI       statements and  rent                Master Servicer has
Adjustment         rolls on or prior to                received the applicable
Worksheet          the Closing Date,                   operating statements and
                   October 2005 for                    rent rolls on or prior to
                   year-end 2004, and                  the Closing Date, and
                   otherwise June 2006                 otherwise 2006 for
                   for year-end 2005                   year-end 2005, the
                                                       earlier of (i) 30 days
                                                       after receipt of the
                                                       underlying operating
                                                       statements from the
                                                       borrower or (ii) June 1.
--------------------------------------------------------------------------------
CMSA Loan Level    August 2005             Monthly     10th Business Day for
Reserve/LOC                                            prior month but in no
Report                                                 event later than the
                                                       Business Day prior to the
                                                       Report Date in such
                                                       month.
--------------------------------------------------------------------------------
CMSA Servicer      September 2005          Monthly     10th Business Day for
Watch List                                             prior month but in no
                                                       event later than the
                                                       Business Day prior to the
                                                       Report Date in such
                                                       month.
--------------------------------------------------------------------------------
CMSA Comparative   September 2005          Monthly     10th Business Day for
Financial Status                                       prior month but in no
Report                                                 event later than the
                                                       Business Day prior to the
                                                       Report Date in such month
--------------------------------------------------------------------------------
Quarterly          September 2005         Quarterly,   With respect to a
Operating                                 but with     calendar quarter, within
Statement                                 respect      95 days following the end
Analysis                                  to only      of such calendar quarter.
Report and CMSA                           the first
Quarterly                                 three
Financial File                            calendar
                                          quarters
                                          in each
                                          year
--------------------------------------------------------------------------------

                                       15

                    (C) THE MASTER SERVICER SHALL HAVE THE RESPONSIBILITY TO
               COMPLETE AND DELIVER THE FOLLOWING REPORTS IN ACCORDANCE WITH THE
               POOLING AND SERVICING AGREEMENT: CMSA LOAN SETUP FILE, CMSA LOAN
               PERIODIC UPDATE FILE; CMSA DELINQUENT LOAN STATUS REPORT; CMSA
               REO STATUS REPORT; CMSA HISTORICAL LOAN MODIFICATION REPORT AND
               CMSA HISTORICAL LIQUIDATION REPORT.

                    (D) NOTWITHSTANDING THE FOREGOING: (A) PRIMARY SERVICER
               SHALL REASONABLY COOPERATE TO PROVIDE TO MASTER SERVICER SPECIFIC
               INFORMATION OR DATA IN PRIMARY SERVICER'S POSSESSION AND
               NECESSARY TO COMPLETE A REPORT FOR WHICH MASTER SERVICER IS
               RESPONSIBLE, UPON THE WRITTEN REQUEST OF MASTER SERVICER; AND (B)
               THE MASTER SERVICER SHALL REASONABLY COOPERATE TO PROVIDE TO THE
               PRIMARY SERVICER SPECIFIC INFORMATION OR DATA IN THE MASTER
               SERVICER'S POSSESSION, AS MAY BE REQUESTED IN WRITING BY THE
               PRIMARY SERVICER, TO ENABLE THE PRIMARY SERVICER TO PREPARE AND
               DELIVER TO EACH HOLDER OF A B NOTE ANY REPORTS OR NOTICES
               REQUIRED TO BE DELIVERED TO EACH SUCH HOLDER OF A B NOTE,
               PURSUANT TO THE PROVISIONS OF THE APPLICABLE A/B INTERCREDITOR
               AGREEMENT.

                    (E) NOTWITHSTANDING THE DEFINITIONS OF VARIOUS CMSA REPORTS
               IN THIS AGREEMENT THAT DIRECTLY LINK SUCH REPORTS TO A FORM
               ATTACHED AS PART OF EXHIBIT W AND EXHIBIT X TO THE POOLING AND
               SERVICING AGREEMENT, MASTER SERVICER SHALL BE ENTITLED TO AMEND
               THE FORMS OF SUCH REPORTS THAT PRIMARY SERVICER MUST DELIVER
               UNDER THIS AGREEMENT, PROVIDED THAT (A) THE COMMERCIAL MORTGAGE
               SECURITIES ASSOCIATION HAS AMENDED THE APPLICABLE REPORTS AND
               PUBLISHED SUCH AMENDMENTS AS ITS REVISED FORM ON ITS WEBSITE; (B)
               MASTER SERVICER GIVES PRIMARY SERVICER NO LESS THAN ONE HUNDRED
               TWENTY (120) DAYS NOTICE OF ANY REQUIRED AMENDMENTS OR REVISIONS
               TO A REPORT PRIOR TO THEIR BECOMING EFFECTIVE AS THE FORM OF
               REPORT TO DELIVER UNDER THIS AGREEMENT; AND (C) ANY SUCH
               AMENDMENTS OR REVISIONS (EITHER SINGLY OR IN THE AGGREGATE) SHALL
               NOT IMPOSE UNDUE ADDITIONAL BURDEN OR COSTS

                                       16

               UPON PRIMARY SERVICER TO COLLECT, FORMAT, CALCULATE OR REPORT
               INFORMATION TO MASTER SERVICER.

               (9) MASTER SERVICER AND PRIMARY SERVICER HAVE MADE EFFORTS TO
          RECONCILE THE TASK DESCRIPTION, THE PAYMENT AND COLLECTION DESCRIPTION
          AND PAYMENT AND MORTGAGE LOAN STATUS REPORTS. IN THE EVENT OF ANY
          CONFLICT BETWEEN (1) THE TASK DESCRIPTION AND (2) THE PAYMENT AND
          COLLECTION DESCRIPTION AND PAYMENT AND MORTGAGE LOAN STATUS REPORTS,
          THEN THE PAYMENT AND COLLECTION DESCRIPTION AND PAYMENT AND MORTGAGE
          LOAN STATUS REPORTS SHALL GOVERN.

               (10) THE PRIMARY SERVICER SHALL BE RESPONSIBLE FOR THE
          CALCULATION OF ANY AND ALL PREPAYMENT PREMIUMS PAYABLE UNDER EACH
          MORTGAGE LOAN AND EACH A/B MORTGAGE LOAN.

               (11) WITHIN THIRTY (30) DAYS FOLLOWING THE CLOSING DATE, PRIMARY
          SERVICER SHALL DELIVER TO MASTER SERVICER A REPORT LISTING THE TAX
          PARCELS COINCIDING WITH THE MORTGAGED PROPERTIES.

               (12) ALL AMOUNTS COLLECTED BY THE PRIMARY SERVICER DURING A
          COLLECTION PERIOD WITH RESPECT TO THE A/B MORTGAGE LOAN (IT BEING
          ACKNOWLEDGED THAT THE ONLY A/B MORTGAGE LOAN IS THE OAK TREE VILLAGE
          APARTMENTS MORTGAGE LOAN AND THE OAK TREE VILLAGE APARTMENTS B NOTE),
          WHICH ARE PAYABLE TO THE HOLDER OF THE APPLICABLE B NOTE PURSUANT TO
          THE PROVISIONS OF THE APPLICABLE INTERCREDITOR AGREEMENT, SHALL BE
          PAID BY THE PRIMARY SERVICER TO SUCH B NOTE HOLDER NO LATER THAN THREE
          BUSINESS DAYS AFTER COLLECTION OF SUCH FUNDS. IN THE EVENT THAT THE
          PRIMARY SERVICER DETERMINES (IN ITS SOLE DISCRETION) THAT IN ORDER TO
          CONFIRM THE AMOUNT TO BE DISBURSED TO A B NOTE HOLDER PURSUANT TO THE
          PROVISIONS OF THE A/B INTERCREDITOR AGREEMENT, THE PRIMARY SERVICER
          REQUIRES INFORMATION FROM THE MASTER SERVICER, THE PRIMARY SERVICER
          SHALL HAVE THE RIGHT, WITHIN THREE BUSINESS DAYS AFTER COLLECTION OF
          THE FUNDS AT ISSUE, TO DELIVER TO THE MASTER SERVICER A WRITTEN
          REQUEST FOR SUCH INFORMATION. THE MASTER SERVICER SHALL PROVIDE THE
          INFORMATION REQUESTED, TO THE EXTENT THAT SUCH INFORMATION IS IN THE
          POSSESSION OF THE MASTER SERVICER OR INVOLVES A CALCULATION TO BE MADE
          BY THE MASTER SERVICER ON THE BASIS OF INFORMATION IN THE POSSESSION
          OF THE

                                       17

          MASTER SERVICER, NO LATER THAN THREE BUSINESS DAYS AFTER THE MASTER
          SERVICER RECEIVES THE PRIMARY SERVICER'S WRITTEN REQUEST, AND THE
          PRIMARY SERVICER SHALL MAKE THE DISBURSEMENT AT ISSUE TO THE B NOTE
          HOLDER NO LATER THAN THREE BUSINESS DAYS AFTER IT RECEIVES THE
          INFORMATION FROM THE MASTER SERVICER NEEDED TO CONFIRM THE
          DISBURSEMENT AT ISSUE. IN THE EVENT THAT THE MASTER SERVICER
          DETERMINES (IN ITS SOLE DISCRETION) THAT IT IS NECESSARY OR DESIRABLE
          TO DIRECT THE PRIMARY SERVICER AS TO HOW TO ALLOCATE AMOUNTS COLLECTED
          FOR AN A/B MORTGAGE LOAN BETWEEN THE HOLDERS OF THE RELATED MORTGAGE
          LOAN AND ITS RELATED B NOTE, THE MASTER SERVICER SHALL HAVE THE RIGHT,
          NO LATER THAN THE END OF THE SECOND BUSINESS DAY AFTER EACH OF THE A/B
          MORTGAGE LOAN'S SCHEDULED MONTHLY PAYMENT DATES, TO DELIVER A WRITTEN
          DIRECTION NOTICE TO THE PRIMARY SERVICER. THE PRIMARY SERVICER SHALL
          COMPLY WITH THE MASTER SERVICER'S DIRECTIONS, ABSENT A DISAGREEMENT
          (WHICH SHALL BE PROMPTLY COMMUNICATED IN WRITING TO THE MASTER
          SERVICER) AND ADDRESSED BY THE MASTER SERVICER AND THE PRIMARY
          SERVICER WITHIN THE TIME FRAMES SET FORTH IN THIS SECTION 2.1(C)(XII).
          IF THERE IS ANY DISAGREEMENT BETWEEN THE MASTER SERVICER AND THE
          PRIMARY SERVICER WITH RESPECT TO THE ALLOCATION OF FUNDS ON THE A/B
          MORTGAGE LOAN, THEN THE MASTER SERVICER AND THE PRIMARY SERVICER SHALL
          CONSULT WITH EACH OTHER IN GOOD FAITH BUT THE DETERMINATION OF THE
          MASTER SERVICER SHALL CONTROL AND NO CONSULTATION SHALL EXTEND IN
          DURATION BEYOND THE DATE REASONABLY NECESSARY FOR ALLOCATIONS,
          REMITTANCES AND REPORTING TO BE TIMELY MADE TO THE HOLDERS OF THE A
          NOTE AND B NOTE. IN THE EVENT THAT COLLECTION RESPONSIBILITIES FOR AN
          A/B MORTGAGE LOAN ARE TRANSFERRED FROM THE PRIMARY SERVICER TO THE
          MASTER SERVICER OR SPECIAL SERVICER PURSUANT TO THE APPLICABLE
          PROVISIONS OF THIS AGREEMENT OR THE POOLING AND SERVICING AGREEMENT,
          ALL AMOUNTS THAT ARE COLLECTED BY THE MASTER SERVICER OR THE SPECIAL
          SERVICER, AS APPLICABLE, DURING A COLLECTION PERIOD WITH RESPECT TO
          SUCH A/B MORTGAGE LOAN AND ARE PAYABLE TO THE HOLDER OF THE APPLICABLE
          B NOTE PURSUANT TO THE PROVISIONS OF THE RELATED A/B INTERCREDITOR
          AGREEMENT SHALL BE REMITTED BY THE MASTER SERVICER TO SUCH B NOTE
          HOLDER NO LATER THAN THREE BUSINESS DAYS AFTER THE COLLECTION OF SUCH
          FUNDS, NOTWITHSTANDING ANY PROVISION OF THE APPLICABLE A/B
          INTERCREDITOR AGREEMENT THAT MAY PROVIDE THE SERVICER WITH A LONGER
          PERIOD OF TIME TO REMIT SUCH

                                       18

          COLLECTED FUNDS TO THE B NOTE HOLDER (EXCEPT THAT IF THE RELATED
          MORTGAGED PROPERTY HAS BECOME AN REO PROPERTY, THEN THE FUNDS ON
          DEPOSIT IN THE RELATED REO ACCOUNT RELATED TO SUCH REO PROPERTY SHALL
          BE REMITTED TO THE MASTER SERVICER BY THE SPECIAL SERVICER AS AND TO
          THE EXTENT OTHERWISE PROVIDED IN SECTION 9.14(B) OF THE POOLING AND
          SERVICING AGREEMENT AND THEN, TO THE EXTENT REMITTABLE TO THE HOLDER
          OF THE APPLICABLE B NOTE, SHALL BE SO REMITTED ON THE NEXT SUCCEEDING
          MASTER SERVICER REMITTANCE DATE).

               D. COMMENCING IN THE YEAR 2006, PRIMARY SERVICER SHALL INSPECT,
     OR CAUSE TO BE INSPECTED, EACH OF THE MORTGAGED PROPERTIES FOR THE MORTGAGE
     LOANS AND THE A/B MORTGAGE LOANS IN ACCORDANCE WITH SECTION 8.17 OF THE
     POOLING AND SERVICING AGREEMENT AND, PROMPTLY UPON COMPLETION OF SUCH
     INSPECTION, SHALL DELIVER TO MASTER SERVICER AND WITH RESPECT TO AN A/B
     MORTGAGE LOAN, TO THE HOLDER OF THE RELATED B NOTE, IF REQUIRED BY THE
     APPLICABLE A/B INTERCREDITOR AGREEMENT, A PROPERTY INSPECTION REPORT IN THE
     FORM ATTACHED AS EXHIBIT B-3 ("PROPERTY INSPECTION DESCRIPTION").

               MASTER SERVICER AND PRIMARY SERVICER HAVE MADE EFFORTS TO
     RECONCILE THE TASK DESCRIPTION AND THE PROPERTY INSPECTION DESCRIPTION. IN
     THE EVENT OF ANY CONFLICT BETWEEN (1) THE TASK DESCRIPTION AND (2) THE
     PROPERTY INSPECTION DESCRIPTION, THEN THE PROPERTY INSPECTION DESCRIPTION
     SHALL GOVERN.

               E. PRIMARY SERVICER SHALL PROMPTLY NOTIFY THE MASTER SERVICER OF
     ANY SIGNIFICANT EVENTS AFFECTING ANY ONE OR MORE OF THE MORTGAGE LOANS AND
     A/B MORTGAGE LOANS, THE RELATED MORTGAGORS OR THE RELATED MORTGAGED
     PROPERTIES WHICH BECOME KNOWN TO PRIMARY SERVICER OR OF WHICH THE PRIMARY
     SERVICER RECEIVES NOTICE, SUCH AS A PAYMENT DEFAULT, A BANKRUPTCY, A
     JUDICIAL LIEN OR CASUALTY OR CONDEMNATION EVENT, AND THE PRIMARY SERVICER
     SHALL ALSO PROMPTLY ADVISE THE MASTER SERVICER OF ALL MATERIAL COLLECTION
     AND CUSTOMER SERVICE ISSUES AND, PROMPTLY FOLLOWING ANY REQUEST THEREFOR BY
     THE MASTER SERVICER, SHALL FURNISH TO THE MASTER SERVICER WITH COPIES OF
     ANY CORRESPONDENCE OR OTHER DOCUMENTS IN THE POSSESSION OF THE PRIMARY
     SERVICER RELATED TO ANY SUCH MATTER. THE PRIMARY SERVICER SHALL USE
     REASONABLE EFFORTS TO PROMPTLY NOTIFY THE MASTER SERVICER AS SOON AS THE
     PRIMARY SERVICER (EXERCISING GOOD FAITH AND REASONABLE JUDGMENT IN
     ACCORDANCE WITH THE SERVICING STANDARD) BECOMES AWARE THAT

                                       19

     ANY SERVICING ADVANCE WILL BE REQUIRED (OR MAY REASONABLY BE EXPECTED TO BE
     REQUIRED) TO BE MADE WITH RESPECT TO ANY MORTGAGE LOAN OR ANY A/B MORTGAGE
     LOAN UNDER THE STANDARDS IMPOSED ON THE MASTER SERVICER BY THE POOLING AND
     SERVICING AGREEMENT.

               F. WITHIN 30 DAYS FOLLOWING THE CLOSING DATE, PRIMARY SERVICER
     SHALL DELIVER TO MASTER SERVICER FOR EACH OF ITS MORTGAGE LOANS AND A/B
     MORTGAGE LOANS TO BE INCLUDED IN THE ESCROW STATUS REPORT, THE DEADLINE OR
     EXPIRATION DATE CONTAINED IN THE APPLICABLE ESCROW OR RESERVE AGREEMENT FOR
     COMPLETING THE SPECIFIC IMMEDIATE ENGINEERING WORK, COMPLETION OF
     ADDITIONAL CONSTRUCTION, ENVIRONMENTAL REMEDIATION OR SIMILAR ONE-TIME
     PROJECTS FOR WHICH SUCH MORTGAGE LOAN OR A/B MORTGAGE LOAN IS TO APPEAR IN
     THE ESCROW STATUS REPORT.

               G. IN ADDITION, THE PRIMARY SERVICER SHALL DELIVER OR CAUSE TO BE
     DELIVERED TO MASTER SERVICER ANY AND ALL INFORMATION AS MAY REASONABLY BE
     NECESSARY FOR THE MASTER SERVICER TO PERFORM ITS OBLIGATIONS UNDER SECTION
     8.3(I) OF THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT RELATED TO THE
     MORTGAGE LOANS AND/OR A/B MORTGAGE LOANS); PROVIDED, HOWEVER, THAT IN THE
     EVENT THAT THE PRIMARY SERVICER HAS SENT A NOTICE TO A GROUND LESSOR AS
     CONTEMPLATED BY SUCH SECTION 8.3(I) OF THE POOLING AND SERVICING AGREEMENT,
     THE DELIVERY TO THE MASTER SERVICER OF A COPY OF SUCH NOTICE SHALL SATISFY
     THE PRIMARY SERVICER'S OBLIGATION UNDER THIS SECTION WITH RESPECT TO SUCH
     GROUND LEASE.

               H. PRIMARY SERVICER SHALL PERFORM ALL OTHER OBLIGATIONS OF THE
     PRIMARY SERVICER AS SET FORTH HEREIN.

          Primary Servicer and the Master Servicer agree that, in connection with the performance of its obligations hereunder, the Primary Servicer shall be entitled to request from the Master Servicer, and the Master Servicer agrees that it shall provide, express instructions for the completion of any of the
Services to be performed or completed by the Primary Servicer, to the extent necessary to clarify any ambiguities in the terms of this Agreement. The Master
Servicer further agrees that the Primary Servicer shall be entitled to rely upon any such written instructions. The Primary Servicer and the Master Servicer, respectively, shall perform all of their respective obligations as allocated and set forth in this Agreement, and it is understood that the Primary Servicer shall have no obligations with respect to the primary servicing of the Mortgage
Loans and the A/B Mortgage Loans, except as specifically set forth in this
Agreement.

          B. STANDARD OF CARE

                                       20

          The Primary Servicer shall perform all Services on behalf of the
Master Servicer in accordance with the terms of this Agreement and the Servicing
Standard and in a manner consistent with the applicable provisions of the
Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable provisions of the related A/B Intercreditor Agreement.

          C. COMPENSATION AND OTHER PAYMENTS TO THE PRIMARY SERVICER

          As consideration for the Primary Servicer's performance of the
Services hereunder: (a), the Primary Servicer shall be entitled to deduct the
Aggregate Servicing Fee in accordance with Section 2.1(c)(iii) of this
Agreement, with respect to the related Collection Period for each Mortgage Loan for which a payment was received by the Master Servicer or forwarded to the
Master Servicer by the Primary Servicer; and (b) with respect to each A/B
Mortgage Loan, the Primary Servicer shall be entitled to deduct any Primary
Servicing Fee or other fee payable to the Primary Servicer as may be agreed to by the holder of the related B Note, from each payment received by the Primary
Servicer and which is allocable to such holder of the related B Note, all in accordance with the provisions of Section 2.1 of this Agreement. Notwithstanding the foregoing, Primary Servicer shall not be entitled to a Primary Servicing Fee with respect to any Mortgage Loan (other than an A/B Mortgage Loan) for which a
Servicing Transfer Event has occurred (unless such Mortgage Loan becomes a
Rehabilitated Mortgage Loan) or with respect to which the Primary Servicer has been terminated as Primary Servicer under this Agreement and the Pooling and
Servicing Agreement.

          Primary Servicer shall retain all rights to the Excess Servicing Fee for all Mortgage Loans, even if (a) any Mortgage Loan or Mortgage Loans become
Specially Serviced Mortgage Loans; (b) Primary Servicer's servicing is terminated with respect to particular Mortgage Loans or (c) Primary Servicer is in default, is terminated or resigns under this Agreement. If Primary Servicer is unable to deduct the Excess Servicing Fee in accordance with Section
2.1(c)(iii) because it no longer services a Mortgage Loan or Mortgage Loans or for any other reason (other than transfer or assignment of the rights to the
Excess Servicing Fee), then Master Servicer (and any successor) shall cause the
Excess Servicing Fee to be paid on the Mortgage Loans to Primary Servicer monthly in accordance with the terms of the Pooling and Servicing Agreement.

          Primary Servicer shall have the benefit and shall retain all interest and income earned on the Primary Servicer Collection Account for the Mortgage
Loans and the A/B Mortgage Loans. If Primary Servicer is terminated under this
Agreement, it shall be entitled to collect all such interest and income that accrues through the date of termination. If a Mortgage Loan or an A/B Mortgage
Loan becomes a Specially Serviced Mortgage Loan, Primary Servicer shall be entitled to collect all such interest and income that accrues through the date of the applicable Servicing Transfer Event. The right to retain such interest and income shall resume if such Mortgage Loan or an A/B Mortgage Loan becomes a
Rehabilitated Mortgage Loan.

          The Primary Servicer shall also be entitled to retain the fees or portions of fees set forth in the Post Closing Matters Description. Except as specifically provided in this Agreement, the Primary Servicer shall not be entitled to receive any default interest or late fees collected

                                       21

from the Borrower, and the Primary Servicer shall promptly, upon collection of such amounts, forward such interest and fees to the Master Servicer in accordance with the Payment and Collection Description. Primary Servicer may
waive the right to collect a fee or portion of a fee to which it is entitled under this Agreement but may not waive or otherwise affect the rights of other parties to any other fees or portions of fees to which Primary Servicer is not entitled.

          The Primary Servicer shall be required to pay out of its own funds, without reimbursement, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, and Primary Servicer shall be required to pay all expenses that it incurs in the administration of this Agreement (but not those incurred at the direction or request of Master Servicer or a third party which direction or request requires the performance of a task or obligation not contemplated of Primary Servicer under this Agreement) and shall not be entitled to reimbursement of such costs and expenses, except (1) as may be specifically provided in this Agreement or
(2) to the extent expenses are reimbursable by a Mortgagor under the applicable
Loan Documents and the Mortgagor makes such reimbursement.

          D. PRIMARY SERVICER REPRESENTATIONS AND WARRANTIES

          The Primary Servicer hereby makes for the benefit of the Master
Servicer the same representations and warranties as are made by the Master
Servicer under Section 8.20 of the Pooling and Servicing Agreement; provided, however, that (a) references therein to the Master Servicer shall be deemed references to the Primary Servicer and references to the Trustee shall be deemed references to the Master Servicer and (b) in lieu of the representation described in the first clause of Section 8.20(a)(i) of the Pooling and Servicing
Agreement, the Primary Servicer represents that the Primary Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization. Primary Servicer further represents that since origination of each Mortgage Loan and A/B Mortgage Loan, Primary
Servicer has serviced each of the Mortgage Loans and A/B Mortgage Loans in accordance with its terms.

                                      III.
                           DOCUMENTS AND OTHER MATTERS

          A. SEGREGATION OF MORTGAGE LOAN DOCUMENTS

          The Primary Servicer shall segregate the Primary Servicer Servicing
Documents related to the Mortgage Loans and the A/B Mortgage Loans from all other assets of the Primary Servicer and, upon request, forward to the Master
Servicer copies of such documents or originals of such documents if in the possession of Primary Servicer and not part of the Mortgage File forwarded to the Trustee. The Primary Servicer acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if the Primary
Servicer sells its rights to service the applicable Mortgage Loan or A/B
Mortgage Loan, the Primary Servicer shall assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the
Special Servicer may instruct, and the Primary Servicer shall indemnify the
Trust for any loss caused by the ineffectiveness of such assignment

                                       22

          B. ACCESS TO DOCUMENTS; PROVISION OF CERTAIN INFORMATION

          The Primary Servicer shall make available to the Master Servicer or any Successor Primary Servicer, at a reasonable time, such information as the
Master Servicer or such Successor Primary Servicer shall reasonably request in writing and shall make available to the Master Servicer or any Successor Primary
Servicer or Persons designated by the Master Servicer or such Successor Primary
Servicer such documents as the Master Servicer shall reasonably request in writing. The Master Servicer shall make available to the Primary Servicer, at a reasonable time, such information as the Primary Servicer shall reasonably request in writing in connection with the performance of the Services and, subject to the terms and conditions of Section 8.15 of the Pooling and Servicing
Agreement, shall make available to the Primary Servicer or Persons designated by the Primary Servicer such documents related to the Mortgage Loan and the A/B
Mortgage Loans and the Servicing of the Mortgage Loans and the A/B Mortgage
Loans as the Primary Servicer shall reasonably request in writing.

                                      IV.
                           MASTER SERVICER ASSISTANCE

          A. MASTER SERVICER ASSISTANCE

                                       23

          (A) THE MASTER SERVICER SHALL MAKE REASONABLE EFFORTS TO DO ANY AND
ALL THINGS REASONABLY REQUESTED BY THE PRIMARY SERVICER TO ENABLE THE PRIMARY
SERVICER TO RENDER THE SERVICES, INCLUDING, WITHOUT LIMITATION, DELIVERING TO
THE TRUSTEE ANY RECEIPTS OR OTHER DOCUMENTATION THAT THE TRUSTEE MAY REQUIRE TO
ALLOW IT TO RELEASE ANY MORTGAGE FILES OR DOCUMENTS CONTAINED THEREIN OR
ACQUIRED IN RESPECT THEREOF REQUESTED BY THE PRIMARY SERVICER. NOTWITHSTANDING
ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY AND ANY OTHER
NOTWITHSTANDING PROVISIONS IN THIS AGREEMENT (INCLUDING ANY CONTRARY PROVISION
OF EXHIBIT B-2), THE PRIMARY SERVICER SHALL DO ANY AND ALL THINGS REASONABLY
REQUESTED BY THE MASTER SERVICER TO ENABLE THE MASTER SERVICER TO COMPLY WITH
ITS OBLIGATIONS UNDER THE POOLING AND SERVICING AGREEMENT. BEFORE THE MASTER
SERVICER RELEASES ALL OR ANY PORTION OF ANY MORTGAGE FILE OR DOCUMENT CONTAINED
THEREIN OR ACQUIRED IN RESPECT THEREOF TO THE PRIMARY SERVICER, THE MASTER
SERVICER MAY REQUIRE THE PRIMARY SERVICER TO EXECUTE A RECEIPT THEREFOR OR, IN
THE EVENT OF A MORTGAGE LOAN OR AN A/B MORTGAGE LOAN THAT HAS BEEN REPAID IN
FULL, A CERTIFICATE WITH RESPECT TO THE PAYMENT IN FULL OF THE RELATED MORTGAGE
LOAN OR A/B MORTGAGE LOAN.

          (B) IF REQUIRED IN CONNECTION WITH THE PROVISION OF THE SERVICES, THE
MASTER SERVICER SHALL FURNISH, OR CAUSE TO BE FURNISHED, TO THE PRIMARY
SERVICER, UPON REQUEST, ANY POWERS OF ATTORNEY OF THE MASTER SERVICER OR THE
TRUSTEE, EMPOWERING THE PRIMARY SERVICER TO TAKE SUCH ACTIONS AS IT DETERMINES
TO BE REASONABLY NECESSARY TO COMPLY WITH ITS SERVICING DUTIES HEREUNDER OR TO
ENABLE THE PRIMARY SERVICER TO SERVICE AND ADMINISTER SUCH MORTGAGE LOANS AND
A/B MORTGAGE LOANS AND CARRY OUT ITS DUTIES HEREUNDER, IN EACH CASE IN
ACCORDANCE WITH THE SERVICING STANDARD AND THE TERMS OF THIS AGREEMENT. THE
PRIMARY SERVICER HEREBY AGREES TO INDEMNIFY THE MASTER SERVICER AND THE TRUSTEE
FROM ANY LOSS, DAMAGE, EXPENSE OR CLAIM RELATING TO MISUSE OR WRONGFUL USE OF
ANY SUCH POWER OF ATTORNEY.

          B. SPECIALLY SERVICED MORTGAGE LOANS

          The Primary Servicer shall promptly notify the Master Servicer and
Special Servicer with respect to Specially Serviced Mortgage Loans of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Primary Servicer and with respect to such Mortgage Loan or A/B Mortgage Loan such other matters as would, consistent with the Servicing
Standard, require notification to the owner or the servicer of the Mortgage Loan or A/B Mortgage Loan. The Master Servicer shall notify the Primary Servicer of any Specially Serviced Mortgage Loan becoming a Rehabilitated Mortgage Loan promptly following the Master Servicer's receipt of notice to such effect from the Special Servicer and shall provide

                                       24

Primary Servicer with all relevant documents received during the time that the relevant Mortgage Loan or A/B Mortgage Loan was a Specially Serviced Mortgage
Loan following the Master Servicer's receipt of such documents from the Special
Servicer. Upon the request of Primary Servicer, Master Servicer shall request from the Special Servicer all such relevant documents with respect to a
Rehabilitated Mortgage Loan. Notwithstanding anything contained herein to the contrary, the Primary Servicer shall not without the Trustee's written consent:
(i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Primary Servicer's representative capacity, or (ii)
knowingly take any action that causes the Trustee to be registered to do business in any state, provided, however, that the preceding clause (i) shall not apply to the initiation of actions relating to a Mortgage Loan that the
Primary Servicer is servicing pursuant to its duties herein (in which case the
Primary Servicer shall give three (3) Business Days prior notice to the Trustee of the initiation of such action).

                                       V.
                      ADDITIONAL PRIMARY SERVICER COVENANTS

          A. NOTICE OF LITIGATION

          With respect to any Mortgage Loan or A/B Mortgage Loan as to which litigation is instituted, the Primary Servicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation related to such Mortgage Loan or A/B Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Primary Servicer's possession related to such litigation, including, without limitation, copies of related Servicing
Documents.

          B. NO PERSONAL SOLICITATION

          The Primary Servicer hereby agrees that it will not knowingly take any action or cause any action to be taken by any of its agents or Affiliates, or independent contractors or working on its behalf, to personally, by telephone or mail, solicit the prepayment of any Mortgage Loan or A/B Mortgage Loan by any
Mortgagor. Primary Servicer agrees not to forward to any Mortgagor or other obligors under a Mortgage Loan or A/B Mortgage Loan, any correspondence or documents between Master Servicer and Primary Servicer regarding a Post Closing
Request (except the Requirements List (as defined in Exhibit B-2(c)) without the consent of the Master Servicer or Special Servicer (acting in its sole discretion), unless required by law.

          C. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE

          The Primary Servicer shall deliver to the Master Servicer on or before noon (Eastern Time) on March 15 of each year (or March 14 if a leap year), commencing with March 15, 2006, an Officer's Certificate of a Primary Servicing
Officer certifying that, with respect to the period ending on the preceding
December 31, (i) such Primary Servicing Officer has reviewed the activities of the Primary Servicer during the preceding calendar year or portion thereof and its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such Primary Servicing Officer's knowledge, based on such review, the Primary Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has

                                       25

been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Primary Servicing
Officer and the nature and status thereof.

          D. ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT

          On or before noon (Eastern Time) on March 15 of each year (or March 14 if a leap year), commencing with March 15, 2006, the Primary Servicer at its own expense shall cause a firm of independent public accountants (who may also render other services to the Primary Servicer) which is a member of the American
Institute of Certified Public Accountants to furnish a statement to the Master
Servicer to the effect that such firm has examined certain records and documents relating to the Primary Servicer's performance of its servicing obligations under this Agreement in accordance with the requirements of the Uniform Single
Attestation Program for Mortgage Bankers, and in each case stating such firm's conclusions relating thereto.

          E. FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY

          1. THE PRIMARY SERVICER, AT ITS OWN EXPENSE, SHALL MAINTAIN IN EFFECT
A FIDELITY BOND (THE "PRIMARY SERVICER FIDELITY BOND") AND AN ERRORS AND
OMISSIONS POLICY (THE "PRIMARY SERVICER ERRORS AND OMISSIONS INSURANCE POLICY")
WITH A QUALIFIED INSURER, NAMING THE MASTER SERVICER AS LOSS PAYEE, AFFORDING
COVERAGE FOR ALL DIRECTORS, OFFICERS AND EMPLOYEES. THE PRIMARY SERVICER ERRORS
AND OMISSIONS INSURANCE POLICY AND PRIMARY SERVICER FIDELITY BOND SHALL BE IN
SUCH FORM AND AMOUNT THAT WOULD SATISFY THE SAME REQUIREMENTS FOR SUCH POLICIES
AS THE MASTER SERVICER MUST SATISFY AS SET FORTH IN SECTION 8.2 OF THE POOLING
AND SERVICING AGREEMENT. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT,
THE PRIMARY SERVICER SHALL BE PERMITTED TO SELF-INSURE WITH RESPECT TO ITS
OBLIGATIONS TO MAINTAIN THE PRIMARY SERVICER FIDELITY BOND AND A PRIMARY
SERVICER ERRORS AND OMISSIONS POLICY TO THE EXTENT THE MASTER SERVICER IS
PERMITTED UNDER SECTION 8.2 OF THE POOLING AND SERVICING AGREEMENT (CONSTRUED AS
IF THE REFERENCES THEREIN TO THE MASTER SERVICER WERE INSTEAD REFERENCES TO THE
PRIMARY SERVICER). THE PRIMARY SERVICER SHALL FURNISH TO THE MASTER SERVICER,
NOT LATER THAN THIRTY (30) DAYS AFTER THE CLOSING DATE, EVIDENCE OF THE PRIMARY
SERVICER'S COMPLIANCE WITH THIS SECTION 5.5(A).

          2. THE PRIMARY SERVICER SHALL PROMPTLY REPORT IN WRITING TO THE MASTER
SERVICER ANY MATERIAL ADVERSE CHANGES THAT MAY OCCUR IN THE PRIMARY SERVICER
FIDELITY BOND OR THE PRIMARY SERVICER ERRORS AND OMISSIONS INSURANCE POLICY AND
SHALL FURNISH TO THE MASTER SERVICER UPON WRITTEN REQUEST COPIES OF ALL BINDERS
AND POLICIES OR CERTIFICATES EVIDENCING THAT SUCH BOND AND INSURANCE POLICY ARE
IN FULL FORCE AND EFFECT. THE PRIMARY SERVICER SHALL PROMPTLY REPORT IN WRITING
TO THE MASTER SERVICER ALL CASES OF EMBEZZLEMENT OR FRAUD OR IRREGULARITIES OF
OPERATION RELATING TO

                                       26

THE SERVICING OF THE MORTGAGE LOANS AND OF THE A/B MORTGAGE LOAN BY THE PRIMARY
SERVICER AND ITS EMPLOYEES, OFFICERS, DIRECTORS, AGENTS AND REPRESENTATIVES IF
SUCH EVENTS INVOLVE FUNDS RELATING TO THE MORTGAGE LOANS AND THE A/B MORTGAGE
LOAN. THE TOTAL OF SUCH LOSSES, REGARDLESS OF WHETHER CLAIMS ARE FILED WITH THE
APPLICABLE INSURER OR SURETY, SHALL BE DISCLOSED IN SUCH REPORTS TOGETHER WITH
THE AMOUNT OF SUCH LOSSES COVERED BY INSURANCE. IF A BOND OR INSURANCE CLAIM
REPORT IS FILED WITH ANY OF THE PRIMARY SERVICER'S BONDING COMPANIES OR INSURERS
RELATING TO THE MORTGAGE LOANS OR THE A/B MORTGAGE LOANS OR THE SERVICING
THEREOF, A COPY OF SUCH REPORT (WHICH REPORT MAY OMIT ANY REFERENCES TO
INDIVIDUALS SUSPECTED OF SUCH EMBEZZLEMENT, FRAUD OR IRREGULARITIES OF
OPERATION) SHALL BE PROMPTLY FURNISHED TO THE MASTER SERVICER.

          F. PRIMARY SERVICER'S FINANCIAL STATEMENTS AND RELATED INFORMATION

          The Primary Servicer shall deliver to the Master Servicer, within 120 days after the end of its fiscal year, a copy of its annual financial statements, such financial statements to be audited if then customarily audited, and with respect to any unaudited financial statements provided by the Primary
Servicer, which financial statements shall be certified by the Primary
Servicer's chief financial officer to be true, correct and complete. The Primary
Servicer shall notify the Master Servicer, as of the Closing Date, of the
Primary Servicer's fiscal year and shall notify the Master Servicer promptly after any change thereof.

          G. NO ADVANCING

          Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances.

          H. REMIC COMPLIANCE

          The Primary Servicer shall comply with all of the obligations otherwise imposed on the Master Servicer under Article XII of the Pooling and
Servicing Agreement insofar as such obligations relate to the Mortgage Loans and/or the A/B Mortgage Loans.

          I. INSPECTION RIGHTS

          The Primary Servicer shall afford the Master Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the applicable
Mortgage Loans and the A/B Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Primary
Servicing Officers of the Primary Servicer responsible for its obligations hereunder. Without limiting the preceding sentence, Master Servicer may visit the offices of Primary Servicer no more than once annually for the purpose of reviewing Primary Servicer's compliance with this Agreement upon reasonable notice and during normal business hours, and Primary Servicer shall reasonably cooperate with Master Servicer to provide Master

                                       27

Servicer with the information that Master Servicer reasonably requests to permit such review. Primary Servicer shall reimburse Master Servicer for its reasonable and actual travel expenses incurred in connection with such review in an amount not to exceed $5,000 annually in total for this Agreement and all similar commercial mortgage loan servicing agreements in place between Primary Servicer and Master Servicer. Primary Servicer shall have no obligation to provide access to non-public information not pertaining to the Mortgage Loans or the A/B
Mortgage Loans or to proprietary information relating to Primary Servicer.

          J. AUTHORIZED OFFICER

          Primary Servicer shall provide Master Servicer promptly with a written list of authorized Servicing Officers of Primary Servicer, which may be amended from time to time by written notice from Primary Servicer to Master Servicer;
provided, however, that such list shall denote one principal Servicing Officer responsible for the Primary Servicer's obligations under this Agreement.

          K. SARBANES-OXLEY BACKUP CERTIFICATION

          The Primary Servicer agrees to execute and provide to the Master
Servicer a backup certification in the form attached hereto as Exhibit D
("Backup Certification"), on which the Master Servicer and its related
Certification Parties may rely, in support of any certification obligation to which the Master Servicer is subject under the Pooling and Servicing Agreement in connection with the certification requirements of the Sarbanes-Oxley Act of
2002 and the rules and regulations promulgated by the Commission thereunder
(including any interpretations thereof by the staff of the Commission). If the
Primary Servicer is terminated or resigns pursuant to the terms of this
Agreement, it shall provide a Backup Certification to the Master Servicer pursuant to this Section 5.11 with respect to the period of time the Primary
Servicer was subject to this Agreement. The Backup Certification shall not increase the liability of Primary Servicer beyond its obligations under this
Agreement except to the limited extent necessary to permit the Master Servicer to meet its certification obligations under Section 8.26 of the Pooling and
Servicing Agreement with respect to the Sarbanes-Oxley Act of 2002, it being understood that the Primary Servicer shall indemnify and hold harmless the
Master Servicer in its capacity as Certifying Person and each related
Certification Party from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses incurred by the Master Servicer in its capacity as
Certifying Person and/or such Certification Party arising out of (i) an actual breach by the Primary Servicer of its obligations under this Section 5.11 or
(ii) negligence, bad faith or willful misconduct on the part of the Primary
Servicer in the performance of such obligations.

          Nothing contained in this Section shall be construed to require any party to this Agreement (other than the Master Servicer), or any of such party's officers, to execute any Form 8-K, Form 10-K or any Sarbanes-Oxley
Certification. The failure of any party to this Agreement (other than the Master
Servicer), or any of such party's officers, to execute any Form 8-K, Form 10-K or any Sarbanes-Oxley Certification shall not be regarded as a breach by such party of any of its obligations under this Agreement. The Master Servicer and
Primary Servicer hereby agree to negotiate in good faith with respect to compliance with any further guidance from the Commission or its staff relating to the execution of any Form 8-K, Form 10-K and any Sarbanes-

                                       28

Oxley Certification. This Agreement may be amended by the parties hereto pursuant to Section 10.12 for purposes of complying with the Sarbanes-Oxley Act of 2002 or for purposes of designating the Certifying Person, which amendment shall not require any Opinions of Counsel, Officer's Certificates, Rating Agency
Confirmations or the consent of any Certificateholder, notwithstanding anything to the contrary contained in this Agreement or the Pooling and Servicing
Agreement.

          L. ADDITIONAL REPORTS

          Primary Servicer shall produce such additional written reports with respect to the Mortgage Loans and the A/B Mortgage Loans as the Master Servicer
may from time to time reasonably request in accordance with the Servicing
Standard and shall reasonably cooperate with Master Servicer to aid Master
Servicer in its obligations to produce additional reports and respond to inquiries under the Pooling and Servicing Agreement.

          M. PREPAYMENT INTEREST SHORTFALLS AND EXCESSES

          1. FOR ANY MORTGAGE LOAN, PRIMARY SERVICER SHALL REQUIRE PRINCIPAL
PREPAYMENTS TO BE MADE SO AS NOT TO CAUSE A PREPAYMENT INTEREST SHORTFALL. IF
THE LOAN DOCUMENTS OF A RELATED MORTGAGE LOAN DO NOT ALLOW PRIMARY SERVICER TO
REQUIRE PRINCIPAL PREPAYMENTS (OR CONDITION ACCEPTANCE OF PRINCIPAL PREPAYMENTS)
ON A DATE THAT WILL AVOID A PREPAYMENT INTEREST SHORTFALL ("NON-MANDATORY
PREPAYMENT DATE MORTGAGE LOAN"), THEN THE PRIMARY SERVICER SHALL PAY TO MASTER
SERVICER ON THE DATE SPECIFIED IN SECTION 2.1(C)(IV) OF THIS AGREEMENT, IN
ADDITION TO ALL OTHER AMOUNTS DUE FOR SUCH PRINCIPAL PREPAYMENT, AN AMOUNT
PAYABLE BY THE PRIMARY SERVICER FROM ITS OWN FUNDS WITHOUT REIMBURSEMENT
THEREFOR EQUAL TO ANY PREPAYMENT INTEREST SHORTFALL THAT RESULTS FROM SUCH
PRINCIPAL PREPAYMENT (FOR THE AVOIDANCE OF DOUBT, NO SUCH REIMBURSEMENT SHALL BE
REQUIRED WITH RESPECT TO ANY B NOTES); PROVIDED, HOWEVER, THAT FOR ALL PRINCIPAL
PREPAYMENTS RECEIVED DURING ANY COLLECTION PERIOD WITH RESPECT TO NON-MANDATORY
PREPAYMENT DATE MORTGAGE LOANS, THE PRIMARY SERVICER SHALL IN NO EVENT BE
REQUIRED TO REMIT AN AMOUNT GREATER THAN THE AMOUNT OF THE PRIMARY SERVICING
FEES FOR SUCH COLLECTION PERIOD, PLUS ANY INVESTMENT INCOME EARNED ON THE AMOUNT
PREPAID PRIOR TO THE RELATED DISTRIBUTION DATE.

          2. IF THE MANDATORY PREPAYMENT DATE ASSUMPTION PROVES TO BE INACCURATE
AS TO ANY MORTGAGE LOAN AND, AS A DIRECT CONSEQUENCE OF THAT INACCURACY, THE
MASTER SERVICER IS REQUIRED TO MAKE A PAYMENT OF COMPENSATING INTEREST ON ANY
MASTER SERVICER REMITTANCE DATE PURSUANT TO SECTION 8.10(C) OF THE POOLING AND
SERVICING AGREEMENT IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS

                                       29

ARISING ON THAT MORTGAGE LOAN DURING THE THEN MOST RECENTLY ENDED COLLECTION
PERIOD, THE PRIMARY SERVICER SHALL REIMBURSE THE MASTER SERVICER THE AMOUNT OF
SUCH COMPENSATING INTEREST PAYMENT ATTRIBUTABLE TO THAT MORTGAGE LOAN PROMPTLY
FOLLOWING REQUEST THEREFOR BY THE MASTER SERVICER (FOR THE AVOIDANCE OF DOUBT,
NO SUCH REIMBURSEMENT SHALL BE REQUIRED WITH RESPECT TO ANY B NOTE). THE AMOUNT
OF DAMAGES, IF ANY, DUE AND OWING FROM THE PRIMARY SERVICER UNDER THE SERVICING
RIGHTS PURCHASE AGREEMENT, DATED AS OF JULY 1, 2005 BETWEEN THE MASTER SERVICER
AND THE PRIMARY SERVICER, WITH RESPECT TO AN INACCURACY OF THE MANDATORY
PREPAYMENT DATE ASSUMPTION SHALL BE REDUCED BY THE AMOUNT OF ANY COMPENSATING
INTEREST PAID BY THE PRIMARY SERVICER HEREUNDER WITH RESPECT TO THE APPLICABLE
MORTGAGE LOAN. FOR THE AVOIDANCE OF DOUBT, NO SUCH REIMBURSEMENT SHALL BE
REQUIRED TO BE MADE IN CONNECTION WITH PREPAYMENT INTEREST SHORTFALLS RESULTING
FROM INVOLUNTARY PRINCIPAL PREPAYMENTS EXCEPT TO THE EXTENT THE PRIMARY SERVICER
DID NOT APPLY THE PROCEEDS OF SUCH INVOLUNTARY PRINCIPAL PREPAYMENTS IN
ACCORDANCE WITH THE TERMS OF THE RELATED MORTGAGE LOAN DOCUMENTS.

          3. IF ANY PRINCIPAL PREPAYMENT ON ANY MORTGAGE LOAN RESULTS IN A
PREPAYMENT INTEREST EXCESS, THEN PRIMARY SERVICER SHALL REMIT SUCH PRINCIPAL
PREPAYMENT AND ACCOMPANYING COLLECTIONS AS REQUIRED UNDER SECTION 2.1 AND MASTER
SERVICER SHALL, ON THE MASTER SERVICER REMITTANCE DATE IMMEDIATELY FOLLOWING THE
REMITTANCE OF THE PRINCIPAL PREPAYMENT BY THE PRIMARY SERVICER TO THE MASTER
SERVICER, REMIT TO PRIMARY SERVICER A PRO RATA PORTION (BASED UPON ALL
PREPAYMENT INTEREST EXCESSES REMITTED TO MASTER SERVICER BY ALL PRIMARY
SERVICERS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) WITH RESPECT TO
SUCH COLLECTION PERIOD) OF THE AMOUNT BY WHICH THE AMOUNT OF THE PREPAYMENT
INTEREST EXCESSES FOR SUCH COLLECTION PERIOD EXCEED ALL PREPAYMENT INTEREST
SHORTFALLS (EXCLUDING, WITH RESPECT TO ALL OF THE PRIMARY SERVICERS, ANY
PREPAYMENT INTEREST SHORTFALLS OF THE TYPE DESCRIBED IN CLAUSE (B) ABOVE) FOR
SUCH COLLECTION PERIOD WITH RESPECT TO ANY OF THE MORTGAGE LOANS (WHETHER OR NOT
THE SUBJECT OF THIS AGREEMENT) THAT ARE SERVICED UNDER THE POOLING AND SERVICING
AGREEMENT (EXCEPT THAT IF THE AGGREGATE PRO RATA PORTION OWED TO PRIMARY
SERVICER DURING ANY COLLECTION PERIOD AS A RESULT OF SUCH CALCULATION EXCEEDS
$20,000, MASTER SERVICER SHALL REMIT TO PRIMARY SERVICER SUCH PRO RATA PORTION
NO LATER THAN THREE (3) BUSINESS DAYS PRIOR TO THE DISTRIBUTION DATE FOR THE
APPLICABLE COLLECTION PERIOD).

          N. CONSENTS

                                       30

          Primary Servicer shall (a) obtain the consent of the Special Servicer with respect to assignments and assumptions of Mortgage Loans or A/B Mortgage
Loans in accordance and subject to the terms of Section A.1(c)(ii) of Exhibit
B-2(c) of this Agreement and Section 8.7 of the Pooling and Servicing Agreement;
(b) obtain the consent of the Master Servicer with respect to the defeasance of
Mortgage Loans in accordance with and subject to the terms of Section A.1(c)(i)
of Exhibit B-2(c) of this Agreement; (c) obtain the consent of the Special
Servicer with respect to additional liens, monetary encumbrances and mezzanine financings in accordance with and subject to the terms of Section A.1(c)(iii) of
Exhibit B-2(c) of this Agreement and Section 8.7 of the Pooling and Servicing
Agreement; (d) notify Master Servicer of any Materiality Determination, which shall thereafter be handled in accordance with Sections A.1(a) and (c)(iv) of
Exhibit B-2(c) of this Agreement; and (e) with respect to an A/B Mortgage Loan, if required by the related A/B Intercreditor Agreement, obtain the consent of the holder of the related B Note for those actions which require the consent of such B Note holder.

          O. QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

          Primary Servicer shall execute and deliver to Master Servicer a certification substantially in the form set forth in Exhibit E hereto no later than the 25th calendar day of each January, April, July and October, commencing in October 2005 (the date of such delivery, in each case, a "Reconciliation
Certification Date"), with respect to the three consecutive calendar months immediately preceding the calendar month in which such Reconciliation
Certification Date falls.

                                      VI.
                     PRIMARY SERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

          A. PRIMARY SERVICER DEFAULT

          Each of the following events shall constitute a "Primary Servicer
Default" hereunder:

               A. ANY FAILURE BY THE PRIMARY SERVICER TO REMIT TO THE MASTER
     SERVICER WHEN DUE ANY AMOUNT REQUIRED TO BE REMITTED UNDER THIS AGREEMENT;
     OR

               B. ANY FAILURE BY THE PRIMARY SERVICER DULY TO OBSERVE OR PERFORM
     IN ANY MATERIAL RESPECT ANY OF THE COVENANTS OR AGREEMENTS ON THE PART OF
     THE PRIMARY SERVICER CONTAINED IN THIS AGREEMENT, WHICH FAILURE CONTINUES
     UNREMEDIED FOR A PERIOD OF TWENTY-FIVE (25) DAYS AFTER THE DATE ON WHICH
     WRITTEN NOTICE OF SUCH FAILURE, REQUIRING THE SAME TO BE REMEDIED, SHALL
     HAVE BEEN GIVEN TO THE PRIMARY SERVICER BY THE MASTER SERVICER; PROVIDED,
     HOWEVER, THAT TO THE EXTENT THE

                                       31

     MASTER SERVICER DETERMINES, IN ITS REASONABLE DISCRETION, THAT THE PRIMARY
     SERVICER IS IN GOOD FAITH ATTEMPTING TO REMEDY SUCH FAILURE AND THE
     CERTIFICATEHOLDERS AND HOLDERS OF ANY B NOTE SHALL NOT BE MATERIALLY AND
     ADVERSELY AFFECTED THEREBY, SUCH CURE PERIOD MAY BE EXTENDED TO THE EXTENT
     NECESSARY TO PERMIT THE PRIMARY SERVICER TO CURE SUCH FAILURE; PROVIDED,
     FURTHER, THAT SUCH CURE PERIOD MAY NOT EXCEED SIXTY (60) DAYS; AND
     PROVIDED, FURTHER THAT IF SUCH FAILURE TO PERFORM ON THE PART OF THE
     PRIMARY SERVICER RESULTS IN AN EVENT OF DEFAULT BY THE MASTER SERVICER
     UNDER THE POOLING AND SERVICING AGREEMENT OR APPLICABLE A/B INTERCREDITOR
     AGREEMENT, THEN THE CURE PERIODS DESCRIBED IN THIS SECTION 6.1(B) SHALL NOT
     APPLY; OR

               C. ANY BREACH OF THE REPRESENTATIONS AND WARRANTIES MADE PURSUANT
     TO SECTION 2.4 HEREOF THAT MATERIALLY AND ADVERSELY AFFECTS THE INTEREST OF
     THE MASTER SERVICER AND THAT CONTINUES UNREMEDIED FOR A PERIOD OF
     TWENTY-FIVE (25) DAYS AFTER THE DATE ON WHICH WRITTEN NOTICE OF SUCH
     BREACH, REQUIRING THE SAME TO BE REMEDIED, SHALL HAVE BEEN GIVEN BY THE
     MASTER SERVICER TO PRIMARY SERVICER; PROVIDED, HOWEVER, THAT TO THE EXTENT
     THE MASTER SERVICER DETERMINES IN ITS REASONABLE DISCRETION THAT THE
     PRIMARY SERVICER IS IN GOOD FAITH ATTEMPTING TO REMEDY SUCH BREACH AND THE
     CERTIFICATEHOLDERS AND HOLDERS OF ANY B NOTE SHALL NOT BE MATERIALLY AND
     ADVERSELY AFFECTED THEREBY, SUCH CURE PERIOD MAY BE EXTENDED TO THE EXTENT
     NECESSARY TO PERMIT THE PRIMARY SERVICER TO CURE SUCH BREACH; PROVIDED,
     HOWEVER, THAT SUCH CURE PERIOD MAY NOT EXCEED SIXTY (60) DAYS; AND
     PROVIDED, FURTHER, THAT IF SUCH FAILURE TO PERFORM ON THE PART OF THE
     PRIMARY SERVICER RESULTS IN AN EVENT OF DEFAULT (OR AN EVENT THAT WITH
     NOTICE OR THE PASSAGE OF TIME WOULD CONSTITUTE SUCH AN EVENT OF DEFAULT) BY
     THE MASTER SERVICER UNDER THE POOLING AND SERVICING AGREEMENT OR APPLICABLE
     A/B INTERCREDITOR AGREEMENT, THEN THE CURE PERIODS DESCRIBED IN THIS
     SECTION 6.1(C) SHALL NOT APPLY; OR

               D. ANY RATING AGENCY SHALL QUALIFY, LOWER OR WITHDRAW THE
     OUTSTANDING RATING OF ANY CLASS OF CERTIFICATES BECAUSE THE PROSPECTIVE
     FINANCIAL CONDITION OR MORTGAGE LOAN SERVICING CAPACITY OF THE PRIMARY
     SERVICER IS INSUFFICIENT TO MAINTAIN SUCH RATING; OR

               E. A DECREE OR ORDER OF A COURT OR AGENCY OR SUPERVISORY
     AUTHORITY HAVING JURISDICTION IN THE PREMISES IN AN INVOLUNTARY CASE UNDER
     ANY PRESENT OR FUTURE FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR
     LAW FOR THE

                                       32

     APPOINTMENT OF A CONSERVATOR, RECEIVER, LIQUIDATOR, TRUSTEE OR SIMILAR
     OFFICIAL IN ANY BANKRUPTCY, INSOLVENCY, READJUSTMENT OF DEBT, MARSHALLING
     OF ASSETS AND LIABILITIES OR SIMILAR PROCEEDINGS, OR FOR THE WINDING-UP OR
     LIQUIDATION OF ITS AFFAIRS, SHALL HAVE BEEN ENTERED AGAINST THE PRIMARY
     SERVICER AND SUCH DECREE OR ORDER SHALL HAVE REMAINED IN FORCE UNDISCHARGED
     OR UNSTAYED FOR A PERIOD OF 60 DAYS; OR

               F. THE PRIMARY SERVICER SHALL CONSENT TO THE APPOINTMENT OF A
     CONSERVATOR, RECEIVER, LIQUIDATOR, TRUSTEE OR SIMILAR OFFICIAL IN ANY
     BANKRUPTCY, INSOLVENCY, READJUSTMENT OF DEBT, MARSHALLING OF ASSETS AND
     LIABILITIES OR SIMILAR PROCEEDINGS OR OF OR RELATING TO ALL OR
     SUBSTANTIALLY ALL OF ITS PROPERTY; OR

               G. THE PRIMARY SERVICER SHALL ADMIT IN WRITING ITS INABILITY TO
     PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, FILE A PETITION TO TAKE
     ADVANTAGE OF ANY APPLICABLE BANKRUPTCY, INSOLVENCY OR REORGANIZATION
     STATUTE, MAKE AN ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS, VOLUNTARILY
     SUSPEND PAYMENT OF ITS OBLIGATIONS, OR TAKE ANY CORPORATE ACTION IN
     FURTHERANCE OF THE FOREGOING; OR

               H. ANY OTHER EVENT CAUSED BY THE PRIMARY SERVICER WHICH CREATES
     AN EVENT OF DEFAULT (OR AN EVENT THAT WITH NOTICE OR THE PASSAGE TIME WOULD
     CONSTITUTE OR RESULT IN SUCH AN EVENT OF DEFAULT) OF THE MASTER SERVICER
     UNDER THE POOLING AND SERVICING AGREEMENT OR UNDER AN A/B INTERCREDITOR
     AGREEMENT; OR

               I. IF PRIMARY SERVICER BECOMES OR SERVES AS MASTER SERVICER AT
     ANY TIME, ANY FAILURE BY THE PRIMARY SERVICER DULY TO OBSERVE OR PERFORM IN
     ANY MATERIAL RESPECT ANY OF THE COVENANTS OR AGREEMENTS OF MASTER SERVICER
     UNDER THE POOLING AND SERVICING AGREEMENT OR UNDER AN A/B INTERCREDITOR
     AGREEMENT, WHICH FAILURE CONTINUES UNREMEDIED BEYOND THE EXPIRATION OF
     APPLICABLE CURE PERIODS.

          Primary Servicer agrees to give prompt written notice to Master
Servicer upon the occurrence of any Primary Servicer Default.

          B.   TERMINATION

          1. THE OBLIGATIONS AND RESPONSIBILITIES OF THE PRIMARY SERVICER AS
CREATED HEREBY (OTHER THAN AS EXPRESSLY PROVIDED HEREIN) SHALL TERMINATE UPON
THE EARLIEST TO OCCUR OF (I) THE RECEIPT BY THE PRIMARY SERVICER OF THE MASTER
SERVICER'S WRITTEN NOTICE OF

                                       33

SUCH TERMINATION DELIVERED AT THE MASTER SERVICER'S OPTION FOLLOWING THE
OCCURRENCE OF A PRIMARY SERVICER DEFAULT, AND (II) THE LATER OF THE FINAL
PAYMENT OR OTHER LIQUIDATION OF (X) THE LAST MORTGAGE LOAN OR (Y) THE A/B
MORTGAGE LOAN (THE "PRIMARY SERVICING TERMINATION DATE"). FROM AND AFTER THE
PRIMARY SERVICING TERMINATION DATE, THE PRIMARY SERVICER SHALL, IF APPLICABLE,
CONTINUE TO COOPERATE IN THE TRANSFER OF PRIMARY SERVICING, INCLUDING THE
DELIVERY OF FILES AND TRANSFER OF ACCOUNTS AS CONTEMPLATED HEREBY BUT SHALL HAVE
NO FURTHER OBLIGATIONS UNDER THIS AGREEMENT.

          Without limiting the foregoing, the Primary Servicer agrees that the rights and duties of the Master Servicer under this Agreement, the Pooling and
Servicing Agreement and each A/B Intercreditor Agreement may be assumed by a successor Master Servicer or the Trustee upon a termination of the Master
Servicer's servicing rights pursuant to the Pooling and Servicing Agreement.

          Primary Servicer's rights and obligations shall expressly survive a termination of Master Servicer's servicing rights pursuant to the Pooling and
Servicing Agreement (except a termination of Master Servicer caused by a Primary
Servicer Default). In the event of such a termination, any successor Master
Servicer or the Trustee (if it assumes the servicing obligations of the Master
Servicer) shall be deemed to automatically have assumed and agreed to this
Agreement without further action upon becoming the successor Master Servicer.

          Upon the request of Primary Servicer, Master Servicer shall confirm to
Primary Servicer in writing that this Agreement remains in full force and effect. Upon the request of Primary Servicer, the successor Master Servicer or
Trustee, as applicable, shall confirm to Primary Servicer in writing that this
Agreement remains in full force and effect. Upon the request of the successor
Master Servicer or Trustee, Primary Servicer shall confirm to the successor
Master Servicer or Trustee, as applicable, in writing that this Agreement remains in full force and effect.

          2. THE MASTER SERVICER'S REIMBURSEMENT OBLIGATIONS TO THE PRIMARY
SERVICER HEREUNDER SHALL SURVIVE THE PRIMARY SERVICING TERMINATION DATE, BUT
ONLY TO THE EXTENT SUCH REIMBURSEMENT RELATES TO A PERIOD PRIOR TO THE
TERMINATION OF ALL OF THE PRIMARY SERVICER'S OBLIGATIONS HEREUNDER.

          3. THE RIGHTS OF MASTER SERVICER TO TERMINATE PRIMARY SERVICER UPON
THE OCCURRENCE OF A PRIMARY SERVICER DEFAULT SHALL BE IN ADDITION TO ANY OTHER
RIGHTS MASTER SERVICER MAY HAVE AT LAW OR IN EQUITY, INCLUDING INJUNCTIVE RELIEF
OR SPECIFIC PERFORMANCE.

          C.   POST-TERMINATION OBLIGATIONS

          1. IN THE EVENT OF A TERMINATION OF PRIMARY SERVICING DUE TO A PRIMARY
SERVICER DEFAULT, THE PRIMARY SERVICER SHALL PROMPTLY DELIVER THE PRIMARY
SERVICER SERVICING DOCUMENTS AS

                                       34

DIRECTED BY THE MASTER SERVICER AND REMIT TO THE MASTER SERVICER, BY WIRE
TRANSFER OF IMMEDIATELY AVAILABLE FUNDS, ALL CASH HELD BY THE PRIMARY SERVICER
WITH RESPECT TO THE RELATED MORTGAGE LOANS AND A/B MORTGAGE LOANS, AND SHALL, IF
SO REQUESTED BY THE MASTER SERVICER, ASSIGN TO THE MASTER SERVICER OR A
SUCCESSOR PRIMARY SERVICER, AS DIRECTED BY THE MASTER SERVICER, AND IN SUCH
EVENT THE MASTER SERVICER SHALL ASSUME, OR CAUSE THE SUCCESSOR PRIMARY SERVICER
TO ASSUME, ALL SERVICE CONTRACTS RELATED TO THE MORTGAGE LOANS AND THE A/B
MORTGAGE LOANS TRANSFERRED THEREON BUT ONLY TO THE EXTENT SUCH CONTRACTS ARE
ASSIGNABLE AND THE REQUIRED CONSENTS (IF ANY) TO SUCH ASSIGNMENTS HAVE BEEN
OBTAINED. THE PRIMARY SERVICER SHALL USE ALL REASONABLE EFFORTS TO OBTAIN THE
CONSENTS REQUIRED TO EFFECT SUCH ASSIGNMENTS.

          2. ON AND AFTER THE PRIMARY SERVICING TERMINATION DATE, THE PRIMARY
SERVICER SHALL PROMPTLY ENDORSE AND SEND TO THE MASTER SERVICER VIA OVERNIGHT
MAIL OR DELIVERY SERVICE ANY CHECKS OR OTHER FUNDS IN RESPECT OF ANY MORTGAGE
LOAN AND ANY A/B MORTGAGE LOAN WHICH ARE RECEIVED BY THE PRIMARY SERVICER.

          3. THE PRIMARY SERVICER SHALL PROVIDE TO THE MASTER SERVICER PROMPTLY
(BUT IN NO EVENT LATER THAN TEN (10) BUSINESS DAYS) AFTER THE PRIMARY SERVICING
TERMINATION DATE THE FOLLOWING INFORMATION, IN EACH CASE AS OF SUCH DATE: (A) A
LEDGER ACCOUNTING ITEMIZING THE DATES AND AMOUNTS OF ALL PAYMENTS MADE, RECEIVED
OR APPLIED BY THE PRIMARY SERVICER WITH REGARD TO EACH MORTGAGE LOAN AND EACH
A/B MORTGAGE LOAN, FURTHER ITEMIZING PRINCIPAL AND INTEREST PAYMENTS, TAX
PAYMENTS, SPECIAL ASSESSMENTS, HAZARD INSURANCE, MORTGAGE INSURANCE PREMIUMS,
GROUND RENTS, IF ANY, AND ALL OTHER PAYMENTS AND (B) A CURRENT TRIAL BALANCE FOR
EACH SUCH MORTGAGE LOAN AND A/B MORTGAGE LOAN.

          4. ON A DATE TO BE AGREED UPON BY THE PRIMARY SERVICER AND THE MASTER
SERVICER, BUT NOT LATER THAN THE BUSINESS DAY FOLLOWING THE PRIMARY SERVICING
TERMINATION DATE, THE PRIMARY SERVICER SHALL COMMENCE AND CONTINUE DILIGENTLY TO
COMPLETION AT ITS OWN EXPENSE, TO NOTIFY MORTGAGORS UNDER THE RELATED MORTGAGE
LOANS AND A/B MORTGAGE LOANS OF THE ADDRESS TO WHICH PAYMENTS ON SUCH MORTGAGE
LOANS AND A/B MORTGAGE LOANS SHOULD BE SENT AFTER THE PRIMARY SERVICING
TERMINATION DATE; PROVIDED, HOWEVER, THAT IN ANY EVENT, PRIMARY SERVICER SHALL
BE OBLIGATED TO NOTIFY MORTGAGORS WITHIN SEVEN (7) BUSINESS DAYS OF THE PRIMARY
SERVICING TERMINATION DATE.

          5. THE PRIMARY SERVICER SHALL PROMPTLY FORWARD TO THE MASTER SERVICER,
AT THE PRIMARY SERVICER'S EXPENSE ALL MORTGAGOR CORRESPONDENCE, INSURANCE
NOTICES, TAX BILLS OR ANY OTHER

                                       35

CORRESPONDENCE OR DOCUMENTATION RELATED TO ANY MORTGAGE LOAN AND ANY A/B
MORTGAGE LOAN WHICH IS RECEIVED BY THE PRIMARY SERVICER AFTER THE PRIMARY
SERVICING TERMINATION DATE.

          6. THE PRIMARY SERVICER SHALL OTHERWISE COOPERATE IN THE ORDERLY
TRANSFER OF THE SERVICING OF THE MORTGAGE LOANS AND A/B MORTGAGE LOANS AND SHALL
FORWARD TO THE MASTER SERVICER AND ANY SUCCESSOR PRIMARY SERVICER SUCH DOCUMENTS
AS IT MAY RECEIVE FROM TIME TO TIME REGARDING ANY MORTGAGE LOAN OR A/B MORTGAGE
LOAN TRANSFERRED AND PROVIDE SUCH OTHER ASSISTANCE AS MAY REASONABLY BE REQUIRED
BY THE MASTER SERVICER OR ANY SUCCESSOR PRIMARY SERVICER REGARDING SUCH
TRANSFER.

          7. THE PRIMARY SERVICER SHALL BE ENTITLED TO ALL FEES, COMPENSATION,
INTEREST AND EARNINGS ON THE MORTGAGE LOANS AND A/B MORTGAGE LOANS ACCRUED
THROUGH THE DATE OF TERMINATION OF ITS OBLIGATIONS AND RIGHTS UNDER THIS
AGREEMENT; PROVIDED, HOWEVER, PRIMARY SERVICER SHALL CONTINUE TO COLLECT THE
EXCESS SERVICING FEE AFTER TERMINATION IN ACCORDANCE WITH THE TERMS OF THIS
AGREEMENT AND THE POOLING AND SERVICING AGREEMENT.

          D.   ADDITIONAL TERMINATION

          Notwithstanding any provision herein to the contrary, this Agreement shall terminate with respect to any individual Mortgage Loan or A/B Mortgage
Loan (i) if and when such Mortgage Loan or A/B Mortgage Loan becomes a Specially
Serviced Mortgage Loan or an REO Mortgage Loan or (ii) if and when such Mortgage
Loan or A/B Mortgage Loan is sold or otherwise disposed of by or on behalf of the Trust (which sale or disposition shall not include the transformation of a
Mortgage Loan or A/B Mortgage Loan into a Defeasance Loan). In the event of such termination, the Primary Servicer shall comply with Section 6.3 as if a Primary
Servicer Default had occurred, except that such Section shall be construed to relate only to such Mortgage Loan or A/B Mortgage Loan and references therein to
Primary Servicing Termination Date shall be construed to mean the date of such termination, and (ii) the Primary Servicer shall cooperate in the orderly transfer of the servicing of such Mortgage Loan or A/B Mortgage Loan and shall forward to the Master Servicer such documents as it may receive from time to time with respect thereto and provide such other assistance as may reasonably be required by the Master Servicer with respect thereto. Primary Servicer shall be entitled to all fees, compensation, interest and earnings on such Mortgage Loan or A/B Mortgage Loan accrued through the date of termination of its obligations and rights with respect to such Mortgage Loan or A/B Mortgage Loan under this
Agreement; provided, however, Primary Servicer shall continue to collect the
Excess Servicing Fee after termination in accordance with the terms of this
Agreement and the Pooling and Servicing Agreement. If such Mortgage Loan or A/B
Mortgage Loan subsequently becomes a Rehabilitated Mortgage Loan, then the
Primary Servicer shall promptly resume the servicing of such Mortgage Loan or
A/B Mortgage Loan in accordance with the terms hereof.

                                      VII.
                                 SUBCONTRACTORS

                                       36

          Upon prior notice to but without the consent of Master Servicer in the case of material subcontracts and without prior notice to or the prior written consent of the Master Servicer in the case of non-material subcontracts, the
Primary Servicer shall be permitted to employ, at its own expense, subcontractors to perform the Services for the Mortgage Loans and A/B Mortgage
Loans; provided, however, that (a) the Primary Servicer shall remain fully liable at all times for the performance of all Services and for all other obligations hereunder; and (b) in no event shall any such subcontractors make any of the decisions, be given discretion to make any decisions, or have any authority to make any decisions, required as part of a Category 1 Request or
Category 2 Request or any decision or recommendation involving the exercise of the Primary Servicer's discretion as a "lender" under any of the Loan Documents for the Mortgage Loans and the A/B Mortgage Loans.

                                     VIII.
            PRIMARY SERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

          All records relating to the Mortgage Loans and the A/B Mortgage Loans held by the Primary Servicer, including but not limited to the Primary Servicer
Servicing Documents, mortgage servicing documents, books, computer tapes and other documents and records (except for microfilm records) as well as any reproductions or copies of such records furnished for the purposes of performing
Services from the Cut-off Date are, and shall continue at all times to be, held by the Primary Servicer for the benefit of the Master Servicer and shall not be released, disseminated or otherwise made available to third parties without the prior written consent of the Master Servicer.

                                       IX.
                                 INDEMNIFICATION

          A.   PRIMARY SERVICER'S INDEMNITY

          1. THE PRIMARY SERVICER SHALL INDEMNIFY THE MASTER SERVICER, ITS
OFFICERS, EMPLOYEES AND AGENTS AGAINST, AND HOLD THE MASTER SERVICER HARMLESS
FROM, ANY AND ALL LOSSES, LIABILITIES, EXPENSES, CLAIMS, DEMANDS, COSTS, OR
JUDGMENT OF ANY TYPE AGAINST THE MASTER SERVICER ARISING OUT OF OR RELATED TO
(I) A NEGLIGENT OR WILLFUL FAILURE OF THE PRIMARY SERVICER OR ANY PERSON HIRED
BY THE PRIMARY SERVICER TO PERFORM PROPERLY ANY OF THE SERVICES TO BE PERFORMED
BY THE PRIMARY SERVICER PURSUANT TO THE PAYMENT AND COLLECTION DESCRIPTION, THE
PAYMENT AND MORTGAGE LOAN STATUS REPORTS, POST CLOSING MATTERS DESCRIPTION AND
TASK DESCRIPTION, (II) ANY FAILURE BY THE PRIMARY SERVICER TO PERFORM ITS
OBLIGATIONS UNDER THIS AGREEMENT, OR (III) BREACH OF ANY OF THE PRIMARY
SERVICER'S REPRESENTATIONS AND WARRANTIES HEREUNDER; PROVIDED, HOWEVER, THAT THE
PRIMARY SERVICER SHALL NOT BE REQUIRED TO INDEMNIFY THE MASTER SERVICER, ITS
OFFICERS, EMPLOYEES OR AGENTS AGAINST OR HOLD THE MASTER SERVICER, ITS OFFICERS,
EMPLOYEES OR AGENTS HARMLESS FROM ANY LOSSES TO THE EXTENT THAT SUCH LOSS IS
CAUSED BY THE ACTIONS OF THE MASTER SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS
IN

                                       37

VIOLATION OF THE MASTER SERVICER'S DUTIES UNDER THIS AGREEMENT, UNDER THE
POOLING AND SERVICING AGREEMENT OR UNDER AN A/B INTERCREDITOR AGREEMENT (EXCEPT
TO THE EXTENT THAT SUCH FAILURE WAS CAUSED BY THE PRIMARY SERVICER'S FAILURE TO
PERFORM ITS OBLIGATIONS HEREUNDER). THE INDEMNIFICATION PROVIDED UNDER THIS
SECTION 9.1 SHALL SURVIVE THE PRIMARY SERVICING TERMINATION DATE. THE MASTER
SERVICER SHALL PROMPTLY NOTIFY THE PRIMARY SERVICER IF A CLAIM IS MADE BY A
THIRD PARTY WITH RESPECT TO THIS AGREEMENT OR THE MORTGAGE LOANS OR THE A/B
MORTGAGE LOANS ENTITLING THE MASTER SERVICER TO INDEMNIFICATION HEREUNDER. THE
PRIMARY SERVICER SHALL ASSUME THE DEFENSE OF ANY SUCH CLAIM (WITH COUNSEL
REASONABLY SATISFACTORY TO THE MASTER SERVICER) AND PAY ALL EXPENSES IN
CONNECTION THEREWITH, INCLUDING COUNSEL FEES, AND PROMPTLY PAY, DISCHARGE AND
SATISFY ANY JUDGMENT OR DECREE WHICH MAY BE ENTERED AGAINST IT OR THEM IN
RESPECT OF SUCH CLAIM. ANY FAILURE TO SO NOTIFY THE PRIMARY SERVICER SHALL NOT
AFFECT ANY OF THE MASTER SERVICER'S RIGHTS TO INDEMNIFICATION.

          2. NEITHER THE PRIMARY SERVICER NOR ANY OF THE DIRECTORS, OFFICERS,
EMPLOYEES OR AGENTS OF THE PRIMARY SERVICER SHALL BE UNDER ANY LIABILITY TO THE
MASTER SERVICER, THE HOLDERS OF THE CERTIFICATES, ANY HOLDER OF A B NOTE, THE
DEPOSITOR, THE TRUSTEE OR ANY OTHER PERSON FOR ANY ACTION TAKEN OR FOR
REFRAINING FROM THE TAKING OF ANY ACTION IN GOOD FAITH AND USING ITS REASONABLE
BUSINESS JUDGMENT PURSUANT TO THIS AGREEMENT, OR FOR ERRORS IN JUDGMENT;
PROVIDED THAT THIS PROVISION SHALL NOT PROTECT THE PRIMARY SERVICER OR ANY SUCH
PERSON AGAINST ANY BREACH OF A COVENANT, REPRESENTATION OR WARRANTY CONTAINED
HEREIN OR ANY LIABILITY WHICH WOULD OTHERWISE BE IMPOSED BY REASON OF WILLFUL
MISFEASANCE, BAD FAITH OR NEGLIGENCE IN ITS PERFORMANCE OF DUTIES OR BY REASON
OF RECKLESS DISREGARD FOR ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT. THE
PRIMARY SERVICER AND ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE PRIMARY
SERVICER MAY RELY IN GOOD FAITH ON ANY DOCUMENT OF ANY KIND PRIMA FACIE PROPERLY
EXECUTED AND SUBMITTED BY ANY PERSON RESPECTING ANY MATTERS ARISING HEREUNDER.

                                       X.
                                  MISCELLANEOUS

          A.   SEVERABILITY

          If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this
Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

                                       38

          B.   RIGHTS CUMULATIVE; WAIVERS

          The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise
(or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way stop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

          C.   HEADINGS

          The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          D.   CONSTRUCTION

          Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel.
Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

          E.   ASSIGNMENT

          This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective permitted successors and assigns. This Agreement and the rights and benefits hereunder of the Primary Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable, except that in the following instances, Primary Servicer may assign, sell or transfer its rights under this Agreement without the consent of (but upon written notice to) the
Master Servicer:

               A. PRIMARY SERVICER MAY ASSIGN, SELL OR TRANSFER ITS RIGHTS AND
     OBLIGATIONS UNDER THIS AGREEMENT (IN WHOLE AND NOT IN PART) TO A PARENT
     COMPANY OF PRIMARY SERVICER OR A WHOLLY-OWNED SUBSIDIARY OR AFFILIATE OF
     SUCH PARTY, OR A SUCCESSOR BY MERGER OR AS THE RESULT OF A DEMUTUALIZATION
     OF A PARENT COMPANY OF PRIMARY SERVICER, AS LONG AS SUCH SUCCESSOR HAS NET
     ASSETS AND NET WORTH EQUAL TO OR GREATER THAN THE NET ASSETS AND NET WORTH
     OF THE PRIMARY SERVICER.

                                       39

               B. PRIMARY SERVICER MAY ASSIGN, SELL OR TRANSFER ITS RIGHTS AND
     OBLIGATIONS UNDER THIS AGREEMENT (IN WHOLE AND NOT IN PART) TO AN ENTITY
     THAT THEN SERVES AS A PRIMARY SERVICER FOR OTHER MORTGAGE LOANS HELD BY THE
     TRUST AT THE TIME OF SUCH ASSIGNMENT, SALE OR TRANSFER.

               C. WITH THE PRIOR WRITTEN CONSENT OF MASTER SERVICER WHICH
     CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, PRIMARY SERVICER MAY
     ASSIGN, SELL OR TRANSFER ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT
     (IN WHOLE AND NOT IN PART) TO ANY MASTER OR PRIMARY SERVICER, IF (1) SUCH
     ENTITY IS EITHER (A) RATED BY THE RATING AGENCIES AS SATISFACTORY OR ITS
     EQUIVALENT IN SUCH CAPACITY OR (B) APPROVED BY THE SPECIAL SERVICER AND
     OPERATING ADVISOR (IN ADDITION TO MASTER SERVICER AS PROVIDED ABOVE), WHICH
     APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, AND (2) PRIMARY
     SERVICER AT ITS SOLE COST RECEIVES RATING AGENCY CONFIRMATION FROM THE
     RATING AGENCIES PRIOR TO SUCH ASSIGNMENT, SALE OR TRANSFER.

               D. PRIMARY SERVICER MAY SUBCONTRACT CERTAIN OF ITS RIGHTS AND
     OBLIGATIONS UNDER THIS AGREEMENT AS EXPRESSLY PROVIDED IN AND SUBJECT TO
     THE TERMS OF ARTICLE VII OF THIS AGREEMENT.

          Any such assignment under this Section 10.5 shall (i) not be effective until such Successor Primary Servicer enters into a written agreement reasonably satisfactory to Master Servicer agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and
(ii) not relieve the assigning Primary Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Primary
Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void. The proceeds of any assignment, sale or transfer permitted under this Section 10.5 or to which consent was granted shall belong solely to the assignor of such rights, and
Master Servicer shall have no claim to them.

          2. RESIGNATION OF PRIMARY SERVICER (A) EXCEPT AS OTHERWISE PROVIDED IN
SECTION 10.6(B) HEREOF, THE PRIMARY SERVICER SHALL NOT RESIGN FROM THE
OBLIGATIONS AND DUTIES HEREBY IMPOSED ON IT UNLESS IT DETERMINES THAT THE
PRIMARY SERVICER'S DUTIES HEREUNDER ARE NO LONGER PERMISSIBLE UNDER APPLICABLE
LAW OR ARE IN MATERIAL CONFLICT BY REASON OF APPLICABLE LAW WITH ANY OTHER
ACTIVITIES CARRIED ON BY IT. ANY SUCH DETERMINATION PERMITTING THE RESIGNATION
OF THE PRIMARY SERVICER SHALL BE EVIDENCED BY AN OPINION OF COUNSEL TO SUCH
EFFECT DELIVERED TO THE MASTER SERVICER. NO SUCH RESIGNATION SHALL BECOME
EFFECTIVE UNTIL A SUCCESSOR SERVICER DESIGNATED BY THE MASTER SERVICER SHALL
HAVE ASSUMED THE PRIMARY SERVICER'S RESPONSIBILITIES AND OBLIGATIONS UNDER THIS
AGREEMENT,

                                       40

AND SPECIAL SERVICER AND OPERATING ADVISOR SHALL HAVE CONSENTED TO SUCH
SUCCESSOR SERVICER WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED;
PROVIDED THAT THE DESIGNATION AND ASSUMPTION BY MASTER SERVICER OF PRIMARY
SERVICER'S RESPONSIBILITIES AND OBLIGATIONS UNDER THIS AGREEMENT PURSUANT TO
THIS SECTION 10.6(A) SHALL NOT REQUIRE THE CONSENT OF SPECIAL SERVICER OR
OPERATING ADVISOR.

          3. THE PRIMARY SERVICER MAY RESIGN FROM THE OBLIGATIONS AND DUTIES
IMPOSED ON IT, UPON 60 DAYS' NOTICE TO THE MASTER SERVICER, PROVIDED THAT (I)
THE PRIMARY SERVICER BEARS ALL COSTS ASSOCIATED WITH ITS RESIGNATION AND THE
TRANSFER OF SERVICING; (II) PRIMARY SERVICER DESIGNATES A SUCCESSOR SERVICER TO
ASSUME PRIMARY SERVICER'S RESPONSIBILITIES AND OBLIGATIONS UNDER THIS AGREEMENT;
(III) MASTER SERVICER, SPECIAL SERVICER AND OPERATING ADVISOR SHALL CONSENT TO
SUCH SUCCESSOR SERVICER WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR
DELAYED; AND (IV) SUCH SUCCESSOR SERVICER ASSUMES PRIMARY SERVICER'S
RESPONSIBILITIES AND OBLIGATIONS UNDER THIS AGREEMENT; PROVIDED, HOWEVER, THAT
THE DESIGNATION AND ASSUMPTION BY MASTER SERVICER OF PRIMARY SERVICER'S
RESPONSIBILITIES AND OBLIGATIONS UNDER THIS AGREEMENT PURSUANT TO THIS SECTION
10.6(B) SHALL NOT REQUIRE THE CONSENT OF SPECIAL SERVICER OR OPERATING ADVISOR.

          4. IN CONNECTION WITH ANY RESIGNATION UNDER SUBSECTIONS (A) OR (B)
ABOVE, THE PRIMARY SERVICER SHALL COMPLY WITH SECTION 6.3 AS IF A PRIMARY
SERVICER DEFAULT OCCURRED, EXCEPT THAT REFERENCE IN SUCH SECTION TO PRIMARY
SERVICING TERMINATION DATE SHALL BE CONSTRUED TO MEAN THE DATE OF RESIGNATION
UNDER SUBSECTIONS (A) OR (B) ABOVE, AS THE CASE MAY BE.

          F.   PRIOR UNDERSTANDINGS

          This Agreement supersedes any and all prior discussions and agreements between or among the Seller, the Primary Servicer and the Master Servicer with respect to the Servicing of the Mortgage Loans and the A/B Mortgage Loans and
the other matters contained herein. This Agreement, together with the Pooling and Servicing Agreement and each A/B Intercreditor Agreement, contain the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. Every effort shall be made to construe this
Agreement, the Pooling and Servicing Agreement and each A/B Intercreditor
Agreement consistently. If a conflict exists between such agreements, then the
Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement shall control. If this Agreement requires
Primary Servicer to perform a task or duty, the details and obligations of which are (a) set forth in this Agreement and (b)(i) are not set forth in the Pooling and Servicing Agreement or with respect to an A/B Mortgage Loan, the applicable
A/B Intercreditor Agreement, (ii) are set forth in the Pooling and Servicing
Agreement and with respect to an A/B Mortgage Loan, the applicable A/B
Intercreditor Agreement only in general terms, then Primary

                                       41

Servicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Primary
Servicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the Pooling and Servicing
Agreement and with respect to an A/B Mortgage Loan, the applicable A/B
Intercreditor Agreement, then the Primary Servicer shall perform such task and duties in accordance with the Pooling and Servicing Agreement.

          G.   INTEGRATED AGREEMENT

          This Agreement constitutes the final complete expression of the intent and understanding of the Primary Servicer and the Master Servicer and may not be
altered or modified except by a subsequent writing, signed by the Primary
Servicer and the Master Servicer.

          H.   COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

          I. GOVERNING LAWS

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          J.   NOTICES

          Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

          1.   If to the Master Servicer:    As set forth in Section 13.5 of the
                                             Pooling and Servicing Agreement

          2.   If to the Primary Servicer:   Principal Global Investors, LLC
                                             801 Grand Avenue
                                             Des Moines, IA 50392-0700
                                             Attention: Steve Johnson, Managing
                                                        Director
                                             Telephone No.: (515) 246-7095
                                             Facsimile No.: (515) 248-8090

          K.   AMENDMENT

                                       42

          In the event that the Pooling and Servicing Agreement or an A/B
Intercreditor Agreement is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the Pooling and
Servicing Agreement or such A/B Intercreditor Agreement, but no such amendment to the Pooling and Servicing Agreement or A/B Intercreditor Agreement or deemed amendment to this Agreement shall increase the obligations or decrease the rights of Primary Servicer under this Agreement without its express written consent which consent shall not be unreasonably withheld or delayed.

          Notwithstanding anything to the contrary contained in this Section
10.12, the parties hereto agree that this Agreement may be amended pursuant to
Section 5.11 herein without any notice to or consent of any of the
Certificateholders, any B Note holder, Opinions of Counsel, Officer's
Certificates or Rating Agency Confirmation.

          L.   OTHER

          This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the trust fund created pursuant to the Pooling and Servicing Agreement or any assets of such trust fund.

          M.   BENEFITS OF AGREEMENT

          Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                  [END OF PAGE]

                                       43

          IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto by an authorized representative, all as of the day and year first above written.

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, acting solely in its
                                           capacity as Master Servicer under the
                                           Pooling and Servicing Agreement

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                           PRINCIPAL GLOBAL INVESTORS, LLC

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                       44

SCHEDULE I

MORTGAGE LOAN SCHEDULES

                                                                   SUBSERVICING
                                                                     FEE RATE
 LOAN                                               CUT-OFF DATE      (BASIS
NUMBER         LOAN NAME                               BALANCE        POINTS)
------   ----------------------------------------   ------------   ------------
    8    Sherwood Lakes Apartments                   $24,000,000         1
   74    13050 E. Smith Road                         $ 5,500,000         1
   16    Oak Tree Village Apartments                 $19,000,000         1
  142    The Shops At Quincy Place                   $ 1,493,595         1
  134    Windsor Plaza                               $ 1,923,009         1
  147    Osceola Crossing                            $ 1,382,473         1
   19    Sandy Springs Plaza Retail Center           $17,500,000         1
   85    1201 Cadillac Court                         $ 4,511,284         1
   82    48571 Milmont Drive                         $ 4,922,865         1
   29    Ashland & Roosevelt Shopping Center         $13,127,500         1
   22    Chantilly Crossing                          $15,675,000         1
  156    Rochester Townhouse Apartments              $   849,186         1
   11    Deerfield Storage                           $10,400,000         1
   10    Boca Storage                                $11,600,000         1
   69    Hamilton & Webster Building                 $ 6,000,000         1
   57    Lyons Tech V                                $ 8,000,000         1
  132    Pack Rat Storage                            $ 1,997,844         1
  120    1205-1275 Atlantic Street                   $ 2,596,178         1
  108    10616 South Western Avenue                  $ 3,088,991         1
   87    Harbor Place                                $ 4,495,416         1
  135    Westwood Village Apartments                 $ 1,918,078         1
   88    Mills Station Mills Walk Shopping Center    $ 4,495,364         1
   73    Mizner Place                                $ 5,700,000         1
   99    Woodbine Commons                            $ 3,600,000         1
  131    4200 Forestville Road                       $ 1,997,920         1
   80    Congress Center North                       $ 5,062,500         1
   78    Morningside Professional Plaza              $ 5,250,000         1
  103    7199 Natural Bridge Road                    $ 3,217,500         1
  110    Meadowlands Village                         $ 2,996,698         1
   41    Plaza 400 Office Park                       $11,400,000         1
  141    Larkwood Plaza Retail Center                $ 1,598,373         1
  137    Oxford and Savannah Apartments              $ 1,700,000         1
   96    Creekside Business Park                     $ 3,696,130         1
  136    Emerald Point Apartments                    $ 1,750,000         1
  124    8050 North Mesa Street                      $ 2,494,388         1
   97    1535 East Moreland Boulvard                 $ 3,680,000         1
   13    7300 Linder Avenue                          $19,200,000         1
  143    Aki Court Apartments                        $ 1,480,000         1

SCHEDULE II
[RESERVED]

EXHIBIT A

POOLING AND SERVICING AGREEMENT

SEE COPY OF SIGNED POOLING AND SERVICING AGREEMENT DELIVERED UNDER SEPARATE
COVER.

EXHIBIT B

EXHIBIT B-1: PAYMENT AND MORTGAGE LOAN STATUS REPORTS

EXHIBIT B-2: OVERVIEW OF METHODOLOGY OF ALLOCATION OF RESPONSIBILITY ON POST
CLOSING REQUESTS

EXHIBIT B-3: FORM OF PROPERTY INSPECTION REPORTS

EXHIBIT B-4: TASK DESCRIPTION

EXHIBIT B-1

PAYMENT AND MORTGAGE LOAN STATUS REPORTS

EXHIBIT B-1(A):   REMITTANCE REPORT FOR PAYMENTS RECEIVED ON MORTGAGE LOANS
                  DURING THE APPLICABLE COLLECTION PERIOD

EXHIBIT B-1(B):   DELINQUENCY REPORT

EXHIBIT B-1(C):   REAL ESTATE TAX DELINQUENCY REPORT

EXHIBIT B-1(D):   INSURANCE MONITORING REPORT

EXHIBIT B-1(E):   UCC FORM MONITORING REPORT

EXHIBIT B-1(F):   DAY ONE REPORT

EXHIBIT B-2

OVERVIEW OF METHODOLOGY OF ALLOCATION OF RESPONSIBILITY ON POST CLOSING REQUESTS

EXHIBIT B-2(A):   OVERVIEW OF METHODOLOGY OF ALLOCATION OF RESPONSIBILITY ON
                  POST CLOSING REQUESTS

EXHIBIT B-2(B):   CHART SHOWING CLASSIFICATION OF POST CLOSING REQUESTS

EXHIBIT B-2(C):   PROCESS FOR HANDLING POST CLOSING REQUESTS UPON CLASSIFICATION

EXHIBIT B-2(A)

OVERVIEW OF METHODOLOGY OF ALLOCATION OF RESPONSIBILITY ON POST CLOSING REQUESTS

               When Primary Servicer receives a request from a Mortgagor or other obligor under the Mortgage Loan or A/B Mortgage Loan, as applicable, for action ("Post Closing Request") on its related Mortgage Loan or A/B Mortgage
Loan, Primary Servicer shall classify each Post Closing Request into one of the following three (3) categories:

     1.   Post Closing Requests over which Primary Servicer shall have decision making authority to analyze, consent to, approve and process such requests, subject to consent rights in certain circumstances set forth in Exhibit B-2(c) below and, where applicable, Deemed Category 1
          Requests ("Category 1 Requests");

     2.   Post Closing Requests in which Primary Servicer shall gather information from Mortgagor and shall deliver such information together with a written analysis and recommendation for the consent and approval of such requests to the Master Servicer or Special Servicer, as applicable; other than Deemed Category 1 Requests ("Category 2
          Requests"); and

     3.   Post Closing Requests in which Primary Servicer will have no involvement but will refer the request to the Special Servicer
          ("Category 3 Requests").

               The attached chart details how a Post Closing Request will be classified into one of the three (3) categories specified above and the materials that follow detail how each Post Closing Request will be handled after classification.

               The objective is to process each Post Closing Request in
accordance with the Servicing Standard, the terms of this Agreement, the Pooling and Servicing Agreement and with respect to any A/B Mortgage Loan, its applicable A/B Intercreditor Agreement, the REMIC Provisions, while providing responsive service to Mortgagors.

               The attached chart does not address Payment and Collection
Description, Payment and Collection Reporting or Property Inspection
Description, which is covered elsewhere in this Agreement.

EXHIBIT B-2(B)

CHART SHOWING CLASSIFICATION OF POST CLOSING REQUESTS



----------------------------------------------------------------------------------------------------------------------------
  Category                When Applicable                          Examples                         Allocation of Fees
----------------------------------------------------------------------------------------------------------------------------

1 Category 1      Post Closing Request is either   Transfer rights contemplated in Loan       Primary Servicer collects
Requests (other   (a) specifically authorized in   Documents (including without limitation    entire administrative or
than Deemed       the related Loan Documents (as   assignment and assumption rights);         processing fee (including
Category 1        defined in Exhibit               partial releases contemplated in Loan      without limitation defeasance
Requests)         B-2(c)(A.1(b)), either           Documents; easements contemplated in       fees), legal fees and
                  expressly as a matter of right   Loan Documents; evaluation of              out-of-pocket expenses and 80%
                  in favor of the Mortgagor or     alterations under specified threshold;     of any additional fees or
                  upon the satisfaction of         administer, monitor and release of         portions of fees (including
                  certain specified conditions     reserve or escrow amounts in accordance    without limitation transfer
                  (including the exercise of any   with reserve or escrow agreements;         fees) payable to Master
                  specified standard of consent    approval of leases below threshold         Servicer under Pooling and
                  or judgment within such          specified in Loan Documents; additional    Servicing Agreement (i.e.
                  conditions subject to the        lien, monetary encumbrance or mezzanine    transfer fee). Other 20% of
                  terms of this Agreement); or     financing placed on Mortgaged Property     such additional fees are
                  (b) seeks the approval of the    that is specifically contemplated in       payable to Master Servicer.
                  related Mortgagee under the      Loan Documents under specified             Special Servicer would receive
                  related Loan Documents for a     conditions; or process of defeasing a      any portion of fees due it
                  Lease and/or the issuance of     Mortgage Loan (except defeasance of a      under the Pooling and
                  an SNDA for a Lease.             Specially Serviced Mortgage Loans which    Servicing Agreement. Master
                                                   shall not be the responsibility of the     Servicer may also collect its
                                                   Primary Servicer) and servicing of         out-of-pocket expenses which
                                                   Mortgage Loans and A/B Mortgage Loans      it shall itemize in reasonable
                                                   that have been defeased; approval of a     detail.(3)
                                                   Lease requiring such approval of
                                                   Mortgagee under the Loan Documents; or
                                                   issuance of an SNDA.
----------------------------------------------------------------------------------------------------------------------------
2 Category 2      Post Closing Request (other      Consent to easement not contemplated in    For all Mortgage Loans, other
Requests for      than Category 3 Request) is      Loan Documents; partial releases not       than A/B Mortgage Loans:
all Mortgage      (a) not specifically             specifically contemplated in Loan          Primary Servicer entitled to
Loans (other      authorized or is prohibited or   Documents; or subordinate or mezzanine     one hundred percent (100%) of
than A/B          not addressed in the Loan        financing not specifically contemplated    administrative or processing
Mortgage Loans)   Documents; and (b) not seeking   in Loan Documents.                         fee. Additional fees are
and Deemed        approval of a Lease requiring                                               payable to Master Servicer
Category 1        such approval of Mortgagee                                                  and/or Special Servicer as
Requests          under the related Loan                                                      specified in Pooling and
                  Documents or issuance of an                                                 Servicing Agreement. Master
                  SNDA.                                                                       Servicer may also collect its
                                                                                              out-of-pocket expenses.(1)

                                                                                              For all A/B Mortgage Loans:
                                                                                              Same allocation of fees as
                                                                                              Category 1 Requests.
----------------------------------------------------------------------------------------------------------------------------
3 Category 3      Post Closing Requests to Money   Changes to maturity date, interest rate,   Primary Servicer not entitled
Requests          Terms, Defaulted                 principal balance, amortization            to fee. Master Servicer or
                                                                                              Special
----------------------------------------------------------------------------------------------------------------------------


----------
(3)  No reference is made in this chart to the Aggregate Servicing Fee which shall be collected and governed in accordance with the terms of Sections
     2.1, 2.3, 6.3 and 6.4 of this Agreement.



----------------------------------------------------------------------------------------------------------------------------
  Category                When Applicable                          Examples                         Allocation of Fees
----------------------------------------------------------------------------------------------------------------------------

                  Mortgage Loans or Mortgage       term, payment amount or frequency; or      Servicer is entitled to fees
                  Loans upon which a Servicing     any actions to loan in default.            as provided in the Pooling and
                  Transfer Event has occurred.                                                Servicing Agreement.(1)
----------------------------------------------------------------------------------------------------------------------------


EXHIBIT B-2(C)

PROCESS FOR HANDLING POST CLOSING REQUESTS UPON CLASSIFICATION

Process for disposition of Post Closing Requests Once Classification is Made.
Upon classification of a Post Closing Request into one of the three (3)
categories enumerated above, Primary Servicer shall process the Post Closing
Request as follows:

     Category 1 Requests and Deemed Category 1 Requests:

          If Primary Servicer classifies a Post Closing Request as a Category 1
Request or Deemed Category 1 Request, it shall promptly (but in no event more than five (5) Business Days after receiving such request) notify Master Servicer of (a) such request; (b) Primary Servicer's classification of the Post Closing
Request as a Category 1 Request or Deemed Category 1 Request; and (c) Primary
Servicer's Materiality Determination regarding any Category 1 Consent Aspect involved in such request. Notwithstanding the foregoing, as a result of the quarterly reconciliation of reserve accounts that Primary Servicer provides to
Master Servicer under this Agreement, Primary Servicer shall have no obligation
(a) except as required under Section 8.18(d) of the Pooling and Servicing
Agreement, to notify or seek the consent of Master Servicer or Special Servicer
(as applicable) of any disbursement made from an escrow or reserve account pursuant to and in accordance with the terms of such agreement governing such reserve or escrow or (b) to seek consent of Master Servicer to extend (1) the time available to a Mortgagor to complete repairs, replacements or improvements pursuant to an escrow or reserve agreement or (2) the expiration date of any letters of credit associated with such escrow or reserve, as long as (i) Primary
Servicer promptly notifies Master Servicer in writing of such extension; (ii)
the amount being held pursuant to the applicable escrow or reserve agreement at the time of the proposed extension is less than $1,000,000.00; (iii) the length of such extension when added to all other extensions granted after the Closing
Date does not exceed one hundred eighty (180) days; and (iv) any such extension is in accordance with the terms of this Agreement (including without limitation the Servicing Standard) and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B Intercreditor Agreement.

          Primary Servicer shall evaluate the Category 1 Request or Deemed
Category 1 Request and process such request to meet the requirements set forth in the loan documents for the applicable Mortgage Loan ("Loan Documents") in a manner that complies with the terms of this Agreement and the Pooling and
Servicing Agreement and with respect to an A/B Mortgage Loan, the applicable A/B
Intercreditor Agreement. Such evaluation and processing may commence, and continue but may not be completed prior to Primary Servicer's notice to Master
Servicer of the Category 1 Request or Deemed Category 1 Request. Primary
Servicer shall draft, or cause to be drafted, all documents necessary or appropriate to effect the Category 1 Request or Deemed Category 1 Request in
accordance with the terms of the Loan Documents, this Agreement and the Pooling and Servicing Agreement with respect to an A/B Mortgage Loan, the applicable A/B
Intercreditor Agreement.

          Notwithstanding the foregoing, the following additional requirements shall apply to particular types or aspects of Category 1 Requests:

          If a Mortgagor requests to defease a Mortgage Loan or A/B Mortgage
          Loan (other than a Specially Serviced Mortgage Loan) and the Loan
          Documents for such

          Mortgage Loan or A/B Mortgage Loan expressly provide for a defeasance,
          Primary Servicer shall treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of
          Exhibit B-2(c), seek the prior written consent of Master Servicer prior to consenting to such defeasance, which consent shall not be withheld or delayed unreasonably when Primary Servicer submits to
          Master Servicer the items substantially as set forth on Appendix 1 of this Agreement relating to such defeasance, and any such decision of
          Master Servicer shall be in accordance with the terms of the Loan
          Documents and the Servicing Standard. Failure of the Master Servicer
          to notify the Primary Servicer in writing of Master Servicer's determination to grant or withhold such consent, within five (5)
          Business Days following the Primary Servicer's delivery of the request for defeasance described above and the relevant information collected on such defeasance, shall be deemed to constitute a grant of such consent.

          If a Mortgagor requests consent to transfer the related Mortgaged
          Property and assign the related Mortgage Loan or A/B Mortgage Loan
          (other than a Specially Serviced Mortgage Loan) to another Person who shall assume the Mortgage Loan or A/B Mortgage Loan and the Loan
          Documents expressly permit such assignment and assumption, subject to any conditions set forth in the Loan Documents, Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of Special Servicer prior to consenting to such assignment and assumption in accordance with the terms of Section 8.7 of the Pooling and Servicing Agreement (subject to any time periods applicable to Primary Servicer or Special Servicer for the giving, granting or deemed granting of such consent contained in the Pooling and Servicing Agreement) by submitting to Special Servicer the items substantially as set forth on Appendix 2 of this Agreement relating to such assignment and assumption. For the purpose of the foregoing sentence, the term "expressly permits" shall have the meaning assigned to it in Section 8.7 of the Pooling and Servicing Agreement.

          If a Mortgagor requests consent to place an additional lien, monetary encumbrance or mezzanine financing on the related Mortgaged Property and the Loan Documents expressly permit such additional lien, monetary encumbrance or mezzanine financing, subject to any conditions set forth in the Loan Documents, Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of Exhibit B-2(c), seek the prior written consent of
          Special Servicer prior to consenting to such additional lien, monetary encumbrance or mezzanine financing in accordance with the terms of
          Section 8.7 of the Pooling and Servicing Agreement (subject to any time periods applicable to Primary Servicer or Special Servicer for the giving, granting or deemed granting of such consent contained in the Pooling and Servicing Agreement) by submitting to Special Servicer the items substantially as set forth on Appendix 3 of this Agreement relating to such additional lien, monetary

          encumbrance or mezzanine financing. For the purpose of the foregoing sentence, the term "expressly permits" shall have the meaning assigned to it in Section 8.7 of the Pooling and Servicing Agreement.

          If a Mortgagor requests consent to enter into a Lease on the related
          Mortgaged Property (and/or the associated issuance of an SNDA for such
          Lease), which Lease (a) requires the consent of the Mortgagee under the related Loan Documents and (b) qualifies as a Significant Lease,
          Primary Servicer may treat such request as a Category 1 Request but shall, in addition to the other provisions of this Section 1 of
          Exhibit B-2(c), seek the prior written consent of Master Servicer, which consent shall not be withheld or delayed unreasonably, prior to consenting to or disapproving of such Significant Lease (and/or the related SNDA) by submitting to Master Servicer the items substantially as set forth on Appendix 4 of this Agreement relating to such
          Significant Lease (and/or related SNDA). Failure of the Master
          Servicer to notify the Primary Servicer in writing of Master
          Servicer's determination to grant or withhold such consent within ten
          (10) Business Days following the Primary Servicer's delivery of the request for consent to the Lease, shall be deemed to constitute a grant of such consent.

          If Primary Servicer makes a Materiality Determination that a Category
          1 Consent Aspect is material, then Primary Servicer shall treat such request as a Category 1 Request, but shall, in addition to the other provisions of this Section A.1 of this Exhibit B-2(c), seek the prior written consent of Special Servicer prior to consenting to the applicable Category 1 Request, which consent shall not be withheld or delayed unreasonably, and any such decision of Special Servicer shall relate only to the Category 1 Consent Aspect and shall be in accordance with the terms of the Loan Documents and the Servicing
          Standard. Failure of the Special Servicer to notify the Primary
          Servicer in writing of Special Servicer's determination to grant or withhold such consent, within five (5) Business Days following the
          Primary Servicer's delivery of the request for consent to the Category
          1 Consent Aspect, shall be deemed to constitute a grant of such consent.

          Upon conclusion of the negotiations of the documentation for the
Category 1 Request or Deemed Category 1 Request, Primary Servicer may execute and deliver the operative documents to be executed to effect the Category 1
Request and take the other actions necessary or appropriate to conclude such request, in each case in accordance with the terms of this Agreement and the
Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

          Concurrently with the execution of this Agreement, Master Servicer shall provide to Primary Servicer a counterpart original of the Power of
Attorney executed by the Trust in favor of the Master Servicer and shall execute and deliver to Primary Servicer a Power of Attorney attached to this Agreement as Exhibit C. Primary Servicer shall promptly notify Master Servicer of the execution and delivery of any document on behalf of the Master Servicer and
Trustee under such Power of Attorney ("POA Notice").

          Upon the request of Primary Servicer, Master Servicer shall execute and deliver the documents necessary or appropriate to effect a Category 1
Request or Deemed Category 1 Request. Such request shall not relieve Primary
Servicer of its obligations under this Agreement regarding a Category 1 Request or Deemed Category 1 Request, including without limitation its obligation to evaluate and process such request in accordance with this Agreement and the
Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement and any indemnification obligation of
Primary Servicer.

          Upon completion of each Category 1 Request or Deemed Category 1
Request, Primary Servicer shall promptly (but in no event more than five (5)
Business Days after concluding such request) notify Master Servicer and Special
Servicer (if its consent was required) and shall accompany such notice with a brief summary of the Category 1 Request or Deemed Category 1 Request, a brief summary of Primary Servicer's analysis and decision regarding such request, a
POA Notice (if required) and a counterpart original or copy of the operative documents executed or received to effect the Category 1 Request or Deemed
Category 1 Request.

          Notwithstanding the foregoing with the consent of Master Servicer,
Primary Servicer may elect to classify and treat a Post Closing Request that otherwise qualifies as a Category 1 Request or Deemed Category 1 Request, as a
Category 2 Request instead. In such case, Primary Servicer shall adhere to the provisions of this Agreement regarding Category 2 Requests or Deemed Category 1
Requests, and all aspects of such request (including without limitation the allocation of fees) shall be governed by the terms of this Agreement covering
Category 2 Requests. Primary Servicer's decision in any one instance to treat a
Post Closing Request that otherwise qualifies as a Category 1 Request or Deemed
Category 1 Request, as a Category 2 Request instead, shall not compromise or affect its right on any other occasion to treat a similar request as a Category
1 Request or Deemed Category 1 Request.

          Notwithstanding anything to the contrary in this Section 1, if a
Category 1 Request or Deemed Category 1 Request involves an action requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing
Agreement, Primary Servicer shall not be permitted to take any such actions without the consent of Special Servicer in accordance with such Section 8.18(d).
For any action relating to a Mortgage Loan or an A/B Mortgage Loan requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing
Agreement, Primary Servicer shall have the responsibility to seek the consent of
Special Servicer in accordance with such section. The foregoing conditions and requirements shall be in addition to the other conditions and requirements for
Category 1 Requests or Deemed Category 1 Requests as set forth above.

     Category 2 Requests (other than Deemed Category 1 Requests):

          If Primary Servicer classifies a Post Closing Request as a Category 2
Request, it shall promptly (but in no event more than five (5) Business Days after Primary Servicer's receiving such request) notify Master Servicer of receiving such request, of the type of request and of Primary Servicer's classification of the Post Closing Request as a Category 2 Request. As part of such notice, Primary Servicer shall include the following:

          If such type of request has not previously been the subject of a
          Category 2 Request or a Requirements List (as defined below) has not previously been provided to Primary Servicer, then Primary Servicer shall request from Master Servicer a detailed list of the requirements to be satisfied for such request (the "Requirements List"). Master
          Servicer shall promptly (but in no event more than five (5) Business
          Days after receiving notification of such request) provide to Primary
          Servicer a Requirements List for such request.

          If the type of Category 2 Request has previously been the subject of a
          Post Closing Request, then Primary Servicer shall submit the existing
          Requirements List to Master Servicer. Primary Servicer may use such
          Requirements List for such request unless Master Servicer provides to
          Primary Servicer a replacement Requirements List within five (5)
          Business Days of such notice.

          A Requirements List (i) shall in no event be more burdensome than that required by Master Servicer of other loans in the Trust for similar Post Closing
Requests; (ii) shall not require Primary Servicer to incur additional third party costs or expenses; and (iii) shall require the gathering, collection and assembling of information only and not the preparation, evaluation, analysis of information or a recommendation regarding the Post Closing Request.

          Primary Servicer shall then use diligent efforts to collect and assemble the items on the applicable Requirements List. Upon such collection and assembly, Primary Servicer shall provide to Master Servicer all of the assembled items, a list of the items collected from the Requirements List, a list of any items not collected, any reasons why such items were not collected, a written analysis of the Category 2 Request in light of the items collected in a form reasonably satisfactory to Master Servicer, a recommendation whether to approve or disapprove such request and the appropriate division of the applicable fees in accordance with the terms of this Agreement and the Pooling and Servicing
Agreement.

          Master Servicer shall use its reasonable best efforts to notify
Primary Servicer with a consent or disapproval of the Category 2 Request within ten (10) Business Days of receiving such assembled items, analysis and recommendation. If Master Servicer disapproves such request, it shall provide
Primary Servicer the reasons for such disapproval. If Master Servicer approves such request, Primary Servicer shall promptly process the Category 2 Request in a manner that complies with the terms of this Agreement and the Pooling and
Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B
Intercreditor Agreement. Primary Servicer shall draft, or cause to be drafted, all documents necessary to effect the Category 2 Request in accordance with the terms of the consent, the Loan Documents, this Agreement and the Pooling and
Servicing Agreement, and with respect to an A/B Mortgage Loan, the related A/B
Intercreditor Agreement. Primary Servicer shall deal directly with the applicable Mortgagor regarding a Category 2 Request after Primary Servicer submits the items on the applicable Requirements List.

          Upon conclusion of the negotiations of the documentation for the
Category 2 Request for which Master Servicer has granted its consent, Primary
Servicer may execute and

deliver the operative documents to be executed to effect the Category 2 Request and take the other actions necessary or appropriate to conclude such request, in each case in accordance with the terms of this Agreement and the Pooling and
Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B
Intercreditor Agreement.

          Upon the request of Primary Servicer, Master Servicer shall execute and deliver the documents necessary or appropriate to effect a Category 2
Request, which documents shall be prepared by the Primary Servicer. Such request shall not relieve Primary Servicer of its obligations under this Agreement regarding a Category 2 Request, including without limitation its obligation to evaluate and process such request in accordance with this Agreement and the
Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement and any indemnification obligation of
Primary Servicer.

          Upon completion of each Category 2 Request, Primary Servicer shall promptly (but in no event more than ten (10) Business Days after concluding such request) notify Master Servicer and shall accompany such notice with a copy of the operative documents executed or received to effect the Category 2 Request.

          Notwithstanding anything to the contrary in this Section 2, if a
Category 2 Request involves an action requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer
shall not be permitted to take any such action without the consent of Special
Servicer in accordance with such Section 8.18(d). For any action relating to a
Mortgage Loan or an A/B Mortgage Loan requiring the consent of Special Servicer under Section 8.18(d) of the Pooling and Servicing Agreement, Primary Servicer
shall have the responsibility to seek the consent of Special Servicer in accordance with such section. The foregoing conditions and requirements shall be in addition to the other conditions and requirements for Category 2 Requests as set forth above.

     Category 3 Requests:

          If Primary Servicer classifies a Post Closing Request as a Category 3
Request, it shall promptly (but in no event more than five (5) Business Days after receiving such request) notify Master Servicer and Special Servicer of receiving such request and of Primary Servicer's classification of the Post
Closing Request as a Category 3 Request and shall refer such Category 3 Request to the Special Servicer for handling in accordance with the Pooling and
Servicing Agreement.

          Upon such referral, Primary Servicer shall notify the applicable
Mortgagor of such referral and shall direct the Mortgagor that all further correspondence and interaction regarding the applicable Category 3 Request shall be directed to and through the Special Servicer (unless the Special Servicer and
Master Servicer shall otherwise direct the Primary Servicer). Primary Servicer shall forward all correspondence and other information regarding such request in its possession to Special Servicer.

Dispute of Classification.

     Notification of Dispute. If either Master Servicer or Special Servicer disputes the classification of Primary Servicer of any Post Closing Request (for
purposes of this Section B,

the term "classification" shall include a Materiality Determination of Primary
Servicer regarding a Category 1 Consent Aspect with respect to such Post Closing
Request), then Master Servicer or Special Servicer, as applicable, shall notify
Primary Servicer of such dispute promptly (but in no event more than five (5)
Business Days from Primary Servicer's notice of such classification) in writing and the specific reasons for such dispute. The parties shall then work in good faith for a period not more than five (5) Business Days to resolve the classification of the Post Closing Request. Primary Servicer's classification of a Post Closing Request shall govern the handling of such request absent Primary
Servicer's receipt of notice of such dispute within the specified time period but shall not diminish the obligation of Primary Servicer to classify Post
Closing Requests in accordance with this Agreement and to handle such requests in accordance with this Agreement and the Pooling and Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B Intercreditor Agreement.

     Resolution of Dispute in Absence of Agreement. If after such good faith efforts to resolve such classification dispute the parties cannot agree to a classification, then the following shall apply: For Mortgage Loans or A/B
Mortgage Loans that individually, or together with all other Mortgage Loans and
A/B Mortgage Loans that have the same or an affiliated Mortgagor or that are cross-collateralized with such Mortgage Loans or A/B Mortgage Loans have a principal balance on the Cut-Off Date that is in excess of two percent (2%) of the then Aggregate Principal Balance, then the good faith classification of the
Master Servicer or Special Servicer, as applicable, shall govern. For Mortgage
Loans that individually, or together with all other Mortgage Loans and A/B
Mortgage Loans that have the same or an affiliated Mortgagor or that are cross-collateralized with such Mortgage Loans or A/B Mortgage Loans have a principal balance on the Cut-Off Date that is equal to or less than two percent
(2%) of the then Aggregate Principal Balance, then the good faith classification of the Primary Servicer shall govern; provided that, in no event, shall Primary
Servicer's classification govern if such classification would, in the sole judgment of Master Servicer or Special Servicer (as applicable), conflict with any provision of the Pooling and Servicing Agreement or result in a default by
Master Servicer or Special Servicer under the Pooling and Servicing Agreement.

     Processing of Post Closing Request During Dispute. During a pending dispute over classification of a Post Closing Request, the parties shall continue to cooperate to process such request in accordance with Primary Servicer's initial classification until a resolution is achieved or, failing resolution, the Post
Closing Request is classified in accordance with the terms of Section B.2 of this Exhibit B-2(c). Master Servicer and Primary Servicer acknowledge that it is a goal of both parties not to unduly burden or delay the processing of a Post
Closing Request even though a dispute about classification of such request may exist but in any event the processing of a Post Closing Request must be accomplished in a manner consistent and in compliance with the Pooling and
Servicing Agreement and with respect to an A/B Mortgage Loan, the related A/B
Intercreditor Agreement.

EXHIBIT B-3

FORMS OF PROPERTY INSPECTION REPORTS

                                See CMSA Website

EXHIBIT B-4

TASK DESCRIPTION

                   MASTER SERVICER/PRIMARY SERVICER TASK LIST
             COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19

Note: Some listed tasks designate more than one party to perform that function by placing an "X" in more than one column. In these instances, the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this
      Agreement (including Exhibits B-2 and B-3). In the absence of specific allocation of obligations in this Agreement, the parties shall work in good faith to allocate responsibilities in a fair and equitable manner in accordance with this Agreement and the Pooling and Servicing Agreement.



                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

1.   Asset Files
     Original credit file management                                                                      X
     Original collateral file (security)                                                                                       X
     Authorized parties list for request for release of collateral from Trustee                X          X
     Establish servicing files criteria                                                        X          X
     Provide access to servicing files and copies of servicing files or of specific
        docs upon request to the Master Servicer                                                          X
     Request delivery of files from Trustee upon request and certification of Primary
        Servicer                                                                                          X

2.   Property Taxes
     Preparation and delivery of quarterly tax delinquency reports                                        X
     Monitoring of tax status - Loans with/without escrows                                                X
     Recommendation of payment of taxes - Loans with/without escrows                                      X
     Notification of advance requirement 3 business days prior to advance being required                  X
     Payment of taxes - with sufficient escrows                                                           X
     Payment of taxes - with escrow shortfall                                                  X

3.   Property Insurance
     Preparation and delivery of quarterly insurance tickler reports                                      X
     Monitoring of insurance status - Loans with/without escrows                                          X
     Ensure insurance carrier meets Pooling and Servicing Agreement qualifications                        X
     Ensure insurance in favor of the Master Servicer on behalf of the Trustee                            X
     Recommendation of payment or force placement of insurance with/without escrow                        X
     Notification of advance requirement or force placement of insurance 3 business days
        prior to advance being required                                                                   X




                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

     Payment of insurance - with sufficient escrows                                                       X
     Payment of insurance or force placement - with escrow shortfall                           X
     Category 1 Requests and Deemed Category 1 Requests
        Preparation and presentment of claims                                                             X
        Collection of insurance proceeds                                                                  X
     Category 2 Requests
        Preparation and presentment of claims                                                  X
        Collection of insurance proceeds                                                       X

4.   UCC Continuation Filings
     Preparation and delivery of quarterly UCC tickler report                                             X
     Maintain tickler system of refiling the dates on all Loans                                           X
     File UCC Continuation Statements                                                                     X
     Pay recording fees                                                                                   X
     Monitor tickler system                                                                               X

5.   Collection/Deposit/Distribution of P&I payments and Principal Prepayments
     Collection and deposit of loan P&I payments                                                          X
     Remittance of available Primary Servicer P&I payments to Master Servicer and B Note holders, as applicable (net of Aggregate Servicing Fee and other fees payable to
        the Primary Servicer by the B Note holders)                                                       X
     Provide Collection Reports to Master Servicer                                                        X
     Distribution of P&I payments to the Trustee                                               X
     Distribution of Special Servicer compensation                                             X
     Approval of Prepayment Premiums                                                           X

6.   Collection/Deposit/Disbursement of Reserves
     Collection and deposit of reserves                                                                   X
     Disbursement of reserves                                                                             X

7.   Customer Billing, Collection and Customer Service
     Contact delinquent borrowers by phone 3 days after delinquent date
     Send 30 day delinquent notices                                                                       X
     Send notice of balloon payment to each Mortgagor one year, 180, and 90 days prior                    X
        to the related maturity date                                                                      X
     Provide copy of Balloon Mortgage Loan notice to Master Servicer                                      X

8.   Escrows




                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

     Setup and monitor Escrow Accounts including escrow analysis                                          X
     Pay borrower investment income required                                                              X
     Prepare annual escrow analysis                                                                       X

9.   Loan payment history/calculation
     Maintain loan payment history                                                                        X
     Create payoff/reinstatement statements and telecopy to Master Servicer                               X
     Approve payoff calculations and telecopy approval to Primary Servicer within five
        (5) Business Days                                                                      X

10.  Monitoring of Financial and Legal Covenants
     Collect quarterly and annual operating statements, budgets, rent rolls and borrower
        financial statements, as applicable.                                                              X
     Deliver Operating Statement Analysis Report, CMSA Financial File and NOI Adjustment
        Worksheet in accordance with Section 2.1(c)(viii) of this Agreement.                              X
     Deliver one (1) copy of quarterly and annual operating statements, budgets, rent rolls and borrower financial statement, as applicable, within thirty (30) days
        of Primary Servicer's receipt                                                                     X
     Complete CMSA Loan Setup File for Mortgage Loans                                          X          X
     Complete CMSA Loan Periodic Update File for Mortgage Loans                                X
     Complete and deliver CMSA Property File for Mortgage Loans                                           X
     Complete and deliver quarterly Operating Statement Analysis Report and CMSA
        Quarterly Financial File in accordance with Section 2.1(c)(viii) of this
        Agreement.                                                                             X          X
     Cash account Reconciliations - Copies of monthly bank statements for all deposit,
        escrow and reserve accounts                                                                       X
     CMSA Supplemental Reports
           Complete Servicer Watch List                                                                   X
           Complete Comparative Financial Status Report                                                   X
           Delinquent Loan Status Report                                                       X
           REO Status Report                                                                   X
           Historical Loan Status Report                                                       X
           Historical Liquidation Report                                                       X
           CMSA Loan Level Reserve/LOC Report                                                             X

11.  Advancing
     Determination of Non-Recoverability                                                       X

12.  Borrower Inquiries/Performing Loans




                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

     Performing Loans - respond to routine billing questions                                              X
     Category 1 Requests and Deemed Category 1 Requests
           Assumptions & Due on sale:
              Borrower contact and data gathering                                                         X
              Underwriting and analysis of request                                                        X
              Approval of assumption                                                                      X
              Consent to assumption                                                                                  X
              Close assumption                                                                            X
     Category 2 Requests
           Assumptions & Due on sale:
              Initial Borrower contact and data gathering                                                 X
              Underwriting and analysis                                                                   X          X
              Approval of assumption                                                                      X          X
              Consent to assumption                                                                                  X
              Close assumption (directly with Borrower)                                                   X
     Category 1 Requests and Deemed Category 1 Requests
           Additional Liens, Monetary Encumbrances or Mezzanine Financing:
              Borrower contact and data gathering                                                         X
              Underwriting and analysis of request                                                        X
              Approval of additional lien, monetary encumbrance or mezzanine financing                    X
              Consent to additional lien, monetary encumbrance or mezzanine financing                                X
              Close additional lien, monetary encumbrance or mezzanine financing                          X
     Category 2 Requests
           Additional Liens, Monetary Encumbrances or Mezzanine Financing:
              Initial Borrower contact and data gathering                                                 X
              Underwriting and analysis                                                                   X          X
              Approval of additional lien, monetary encumbrance or mezzanine financing         X                     X
              Consent to additional lien, monetary encumbrance or mezzanine financing                                X
              Close additional lien, monetary encumbrance or mezzanine financing
                 (directly with Borrower)                                                                 X
     Modifications (Non-Money Terms), Waivers, Consents and Extensions up to 60 days
        (not otherwise provided in this Agreement):
        Initial Borrower contact and data gathering                                                       X
        Underwriting and analysis                                                                         X
        Approval of modification and extensions up to 60 days (Category 1 Requests and
           Deemed Category 1 Requests)                                                                    X




                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

        Approval of modification and extensions up to 60 days (Category 2 Request)             X
        Consent to modification and waivers and other consents (not otherwise provided
           in this Agreement)                                                                                        X
        Closing Documents and Closing                                                                     X
     Modification (Money Terms):                                                                                     X
     Extensions of Maturity Date (more than 60 days):                                                                X
     Response to request for Discounted Payoffs, Workouts, Restructures, Forbearances
        and Casualties                                                                                               X
     Condemnation (only with respect to Specially Serviced Mortgage Loans the Special
        Servicer will perform such functions)                                                  X          X          X

13.  Monthly Reporting (Hardcopy & Electronic mail)
     Day One Report                                                                                       X
     Delinquency and past due reporting on all Loans                                                      X
     Deliver on April 25, July 25, October 25 and January 25 of each year a Quarterly
        Servicing Accounts Reconciliation Certification in the form of Exhibit E                          X

14.  Category 1 Requests and Deemed Category 1 Requests
           Release of Collateral
              Determination if collateral should be released                                              X
              Consent to release collateral                                                               X
              Request delivery of files from Trustee upon Primary Servicer request and
                 certification                                                                            X
              Preparation and recordation of release deeds all Loans (full and partial)                   X
     Category 2 Requests
           Release of Collateral
              Initial Borrower contact and data gathering                                                 X
              Underwriting and analysis                                                                   X
              Determination if collateral should be released                                   X
              Consent to release collateral                                                    X
              Request delivery of files from Trustee                                                      X
              Preparation and recordation of release deeds all Loans (full and partial)                   X

15.  Property Annual Inspections
     Conduct site inspection per Pooling and Servicing Agreement requirement                              X
     Provide 3 copies of site inspection reports to the Master Servicer within 30
        days of inspection but not later than December 15 of each year beginning in 2006                  X




                                                                                            MASTER     PRIMARY    SPECIAL
                                                                                           SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                           --------   --------   --------   -------

16.  Preparation of servicing transfer letters                                                            X

17.  Preparation of IRS Reporting (1098s and 1099s or other tax reporting requirements)
     and delivery of copies to the Master Servicer by January 31 of each year                             X

18.  Provide Annual Officer's Certificate as to compliance to Master Servicer by March
     15 of each year                                                                                      X

19.  Provide Annual Independent Accountant's Servicing Report (USAP) to Master Servicer
     by March 1 of each year                                                                              X

20.  Compensation
     Primary Servicer Fee and other fees payable to the Primary Servicer by the B Note
        holders                                                                                           X
     Investment earnings on Primary Servicer Collection Account                                           X
     Investment earnings on tax & insurance reserves not payable to borrower                              X
     Investment earnings on reserve accounts not payable to borrower                                      X
     Late charges to the extent collected from borrower (offsets advance interest per
        Pooling and Servicing Agreement)                                                       X

21.  Defeasance
     Coordinate, analyze, approve, and process defeasance request                                         X
     Consent to defeasance                                                                     X
     Service Defeasance Loans                                                                             X
     Retain all fees associated with Defeasance Loans                                                     X


EXHIBIT C
FORM OF POWER OF ATTORNEY FROM MASTER SERVICER

     RECORDING REQUESTED BY:
     [ ]

     AND WHEN RECORDED MAIL TO:

     [ ]

     ATTENTION: COMMERCIAL MORTGAGE PASS-
        THROUGH CERTIFICATES SERIES 2005-TOP19

                    Space above this line for Recorder's use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY
                                    (SPECIAL)

          WELLS FARGO BANK, NATIONAL ASSOCIATION, acting solely in its capacity as Master Servicer ("Master Servicer"), under the Pooling and Servicing
Agreement dated as of July 1, 2005 (the "Pooling and Servicing Agreement") and a
Primary Servicing Agreement dated as of July 1, 2005 (the "Primary Servicing
Agreement"), in each case relating to the Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19, does hereby nominate, constitute and appoint
[ ], as Primary Servicer under the Primary Servicing Agreement ("[ ]"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable [ ] to service and administer the Mortgage Loans (as defined in the
Primary Servicing Agreement) in connection with the performance by [ ] of its duties as Primary Servicer under the Primary Servicing Agreement, giving and granting unto [ ] full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that [ ] shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of ____, 2005.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        acting solely in its capacity as Master
                                        Servicer under the Pooling and Servicing
                                        Agreement and the Primary Servicing
                                        Agreement

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT D
               Form of Backup Certification from Primary Servicer

                                  CERTIFICATION

     Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19, issued pursuant to the Pooling and Servicing
Agreement dated as of July 1, 2005 (the "Pooling and Servicing Agreement") among
Morgan Stanly Capital I Inc., as depositor, Wells Fargo Bank, National
Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo
Bank, National Association, as paying agent and certificate registrar (the
"Paying Agent"), and ABN AMRO Bank N.V., as fiscal agent; and Primary Servicing
Agreement dated as of July 1, 2005 (the "Primary Servicing Agreement") between the Master Servicer and Principal Global Investors, LLC (the "Primary
Servicer"). Capitalized terms used but not defined herein have the meanings set forth in the Primary Servicing Agreement or, if not defined therein, in the
Pooling and Servicing Agreement.

                                   ----------

     The undersigned Primary Servicer hereby certifies to the Master Servicer and its officers, directors and Affiliates (collectively, the "Certification
Parties") as follows, with the knowledge and intent that the Certification
Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Master Servicer and submitted to the Securities and Exchange Commission pursuant to the
Sarbanes-Oxley Act of 2002:

     1. The Primary Servicer has reviewed the information in the Annual
Statement of Compliance and the Annual Independent Public Accountant's Servicing
Report to be provided by Principal Global Investors, LLC under the Primary
Servicing Agreement, as well as all servicing reports, officers' certificates and other information that relate to the servicing of the Mortgage Loans and are delivered under the Primary Servicing Agreement (the "Primary Servicer
Information");

     2. Based on the Primary Servicer's knowledge, the Primary Servicer
Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the calendar year preceding the date of this
Certification;

     3. Based on the Primary Servicer's knowledge, all servicing information required to be provided to the Master Servicer by the Primary Servicer under the
Primary Servicing Agreement for inclusion in the reports on Forms 8-K and 10-K filed on behalf of the Trust for the calendar year preceding the date of this
Certification has been so provided by the Primary Servicer;

     4. Based on the Primary Servicer's knowledge and the annual compliance review required under the Primary Servicing Agreement, and except as disclosed in the Officer's Certificate delivered to the Master Servicer pursuant to
Section 5.3 of the Primary Servicing Agreement in connection with such review, the Primary Servicer has fulfilled its obligations under the Primary Servicing
Agreement; and

     5. Based on the Primary Servicer's knowledge, the report provided by an independent public accountant, after conducting a review in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or similar procedure, delivered to the Master Servicer pursuant to Section 5.4 of the Primary
Servicing Agreement, discloses all significant deficiencies, if any, relating to the Primary Servicer's compliance with the minimum servicing standards.

     This Certification is being signed on behalf of the Primary Servicer by an officer of the Primary Servicer responsible for reviewing the activities performed by the Primary Servicer under the Primary Servicing Agreement.

Date: _______ ___, 200__

PRINCIPAL GLOBAL INVESTORS, LLC

By
   -------------------------------------
   Name:
   Title:

                                    EXHIBIT E

            QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

          Primary Servicer: Principal Global Investors, LLC

          RE: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-TOP19

          Pursuant to the Primary Servicing Agreement between Wells Fargo Bank,
National Association ("Wells Fargo Bank") and Principal Global Investors, LLC
("Primary Servicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan serviced by Primary Servicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of
[January, February and March][April, May and June][July, August and
September][October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Subservicer's management, except as otherwise noted below:

          EXCEPTIONS: ______________________________________________

          __________________________ [Signature]

          Name: [INSERT NAME OF SERVICING OFFICER]
Title: Servicing Officer, Principal Global Investors, LLC

          Date: [April, July, October, January] 25, [20__]

APPENDIX 1

ITEMS REQUIRED FOR DEFEASANCE SUBMISSION TO MASTER SERVICER

                REQUEST FOR MASTER SERVICER CONSENT TO DEFEASANCE

          Primary Servicer shall submit to Master Servicer the following listed items to seek the consent of Master Servicer to a defeasance of a Mortgage Loan or an A/B Mortgage Loan that Primary Servicer is permitted to process under this
Primary Servicing Agreement.

I.   Copy of written notice to Primary Servicer from Mortgagor requesting defeasance of the applicable Mortgage Loan.

II.  An Executed Certificate substantially in the form attached hereto at
     Exhibit A.

III. (i) A description of the proposed defeasance collateral, (ii) written confirmation from an independent accountant stating that payments made on such defeasance collateral are sufficient to pay the subject Mortgage Loan, and (iii) a copy of the form of opinion of counsel from the related
     Mortgagor or other counsel that the related Trust has the benefit of a first lien, perfected security interest in the defeasance collateral.

IV.  Such other items as are reasonably required by Master Servicer consistent with the Servicing Standard as long as such requirements may be required of the related Mortgagor under the related Loan Documents without additional expense to Primary Servicer or Master Servicer.

                            EXHIBIT A TO APPENDIX 1

                     PRIMARY SERVICER DEFEASANCE CERTIFICATE

                              [INSERT DATE], 20[_]

RE: Defeasance of the "[INSERT NAME OF MORTGAGE LOAN FROM SCHEDULE I]"
(Prospectus ID Number: [INSERT ID NUMBER]) mortgage loan (the "Mortgage Loan")
to [INSERT NAME OF MORTGAGOR] (the "Mortgagor") serviced by Principal Global
Investors, LLC, as primary servicer (the "Primary Servicer") pursuant to that
Primary Servicing Agreement (the "Primary Servicing Agreement") dated as of July
1, 2005, between Primary Servicer and Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") related to the Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-TOP19.

The undersigned hereby certifies to the Master Servicer on behalf of the Primary
Servicer as of the date hereof as follows:

1. The Mortgagor has the right to defease the Mortgage Loan pursuant to the loan documents (the "Loan Documents") related to the Mortgage Loan.

2. The Mortgagor will have satisfied all of the requirements for the defeasance of the Mortgage Loan under the Loan Documents by the closing date of the defeasance.

3. (i) The Primary Servicer has retained outside legal counsel with experience reviewing and documenting the defeasance of commercial mortgage loans to review the Loan Document defeasance provisions and to document the defeasance of the
Mortgage Loan in accordance therewith and (ii) the Primary Servicer has provided or will provide such legal counsel with the Loan Documents needed for such purposes.

PRINCIPAL GLOBAL INVESTORS, LLC

By:
    ------------------------------------
    Name:
    Title:

                                   APPENDIX 2

            Assignment and Assumption Submission to Special Servicer

PRESENT MORTGAGOR:

PROPOSED MORTGAGOR:

PRIMARY SERVICER #:

SPECIAL SERVICER #:

COLLATERAL TYPE:                  (Retail, Industrial, Apartments, Office, etc.)

ADDRESS:                          Property Address

                                  City, State, zip code

ASSET STATUS:                     As of (date)

   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $

                         A. INSURANCE ESCROW BALANCE: $

   Reserve Escrow Balance:        $
   Monthly (P&I) Payment:         $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Maturity Date:
   Origination Date:

Executive Summary:

1. Summarize the transaction

     a.   note any significant modification of terms of the Loan Documents permitting assumption that could result in Adverse REMIC Event

2. Discuss proposed Mortgagor entity and ownership structure

     a.   include any changes in level of SAE or SPE compliance from existing
          Mortgagor as noted on Asset Summary attached)

3. How will title be held

4. Source of cash for down payment

5. Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

     b.   Prior year NOI and DSCR and Pro-forma NOI DSCR

6. Complete the chart below:

The sale terms and property characteristics are summarized as follows:

      Purchase price                                       $
      Buyer down payment                                   $      (%)
      Estimated closing date
      1% loan fee split: Principal                         40% - $
         WFB, Master Serv.                                 10% - $
         ARCap, Special Serv.                              50% - $
      Most recent appraised value according to appraisal   $
         in Primary Servicer's possession
      Loan-to-value as if initial underwriting             %
      Occupancy as of                                      %
      12/31/__ NOI                                         $
      Debt service coverage as of                          x

Financial Condition of Proposed Mortgagor/Guarantor:

1.   Explain background and experience of the proposed Mortgagor/principals;
     describe any deficiencies in Mortgagor's ability to meet creditworthiness and experience requirements of Loan Documents and compare creditworthiness and experience of proposed Mortgagor to that of transferring Mortgagor to the extent information about transferring Mortgagor is available.

2.   State date of the financial statement, who prepared, if CPA, state the opinion rendered, how assets are valued

3.   Highlight Balance sheet and Income statement

     a.   Describe significant assets (e.g. obtain from proposed Mortgagor and
          Guarantor (as applicable) information about how it values its assets)

     b.   Related debt

4.   For public companies that have historical financial information:

     a.   Spread Balance Sheet for minimum of two (2) years (request three (3)
          years, if available)

     b.   Spread and commonsize Income statement for minimum of two (2) years
          (request three (3) years, if available);

5.   Explain results of credit checks, legal searches and banking credit references (two required)

                                   Appendix 2

6.   If Rating Agency Confirmation is permitted under applicable Loan Documents, note if such Confirmation will be sought

7.   Describe whether assigning Mortgagor and/or Guarantors will be released from its obligations under the Loan Documents [from and after the date of the transfer]. If so, describe extent of release and rationale for it.

Project Status & Description: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

1.   Describe any current, material issues regarding the operating status of the property:
(e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)
Property Financial Summary: (See attached Income and Expense Statements for
Mortgaged Property and year-to-date operating statements)

New Environmental and Engineering Developments (if any) and Status of Issues
identified in Original Reports or Loan Documents as needing Remediation: (See attached Asset Summary)

1.   Describe any material issues requiring remediation contained in original reports

2.   Describe current status of issue and remediation

Escrow Status:

1.   Explain status of all reserves

Property Management Summary:

1.   Who is proposed property management firm

2.   Background and Experience

Collateral Valuation:

1.   Discuss the original appraisal

     A.   Who prepared

     B.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2.   Comparison of the following (original to actual property):

     A.   Vacancy

     B.   Rents

     C.   Taxes

     D.   Other Key Expenses

               Current Market Conditions:

               Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

Recommendation:

                                   Appendix 2

1.   STATE RECOMMENDATION FOR APPROVAL.

2.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

                                   Appendix 2

Request for Special Servicer Consent:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing Assignment and Assumption.

[ ]

By:
    ---------------------------------------
Title:
       ------------------------------------
Date:
      -------------------------------------

Consent to Assignment & Assumption is given:
ARCAP SERVICING, INC, acting solely in its capacity as Special
Servicer

By:
    ---------------------------------------
Title:
       ------------------------------------
Date:
      -------------------------------------

                                   Appendix 2

                  Schedule of Exhibits to Assumption Submission

 1.  Financial statements of purchasing entity and any guarantors (audited, if available)

 2.  Financial statement of selling entity only if available

 3.  Bank and /or credit references for transferee

 4.  Credit report for principal(s) of the proposed borrowing entity.

 5.  Most recent Income & Expense Statement for Mortgaged Property and operating statement review

 6.  Income & Expense Statement for Mortgaged Property for previous two (2)
     years to the extent available

 7.  Most recent Property Inspection report

 8.  Original Asset Summary for Mortgaged Property

 9.  Purchase and Sale Agreement

10.  If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership

11.  Proposed property management agreement

12.  Description and source of equity being used for the purchase, if available

13.  Most recent Rent Roll

14.  Copy of Promissory Note, Mortgage and any Loan Agreement

15.  Other items as required by the description set forth above

                                   Appendix 2

                                   APPENDIX 3
   Additional Lien, Monetary Encumbrance or Mezzanine Financing Submission to
                                Special Servicer

Mortgagor:

Master Servicer Loan #:

Primary Servicer Loan #:

Collateral Type:         (Retail, Industrial, Apartments, Office, etc.)

Address of Property:

Asset Status                      As of (date):
------------                      -------------
   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $
   Insurance Escrow Balance:      $
   Monthly P+I Payment:           $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Origination Date:
   Maturity Date:

Executive Summary:

1.   Summarize the transaction

     a.   note deviations from requirements for subordinate/mezzanine financing contained in Loan Documents

     b.   if Rating Agency Confirmation is permitted under applicable Loan
          Documents, note if such Confirmation will be sought

2.   State amount and purpose of Lien/Financing

3.   Interest Rate

4.   Amount of Monthly/Periodic Payment (identify if P&I or Interest only)

5.   Identify Subordinate/Mezzanine Lender

     a.   provide any information furnished by Mortgagor regarding proposed lender

6.   Collateral pledged or mortgaged as security:

7.   Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

     b.   NOI and DSCR for prior year and, if available, prior two years and
          Pro-forma NOI DSCR

8.   Complete the chart below:

The transaction terms and property characteristics are summarized as follows:

--------------------------------------------------------------------------------
Estimated closing date for financing:
--------------------------------------------------------------------------------
Administrative fee to Primary Servicer                                $
--------------------------------------------------------------------------------
Additional Fees, if any
(50%: Special Servicer; 10%: Master Servicer; 40%: Primary Servicer   $
--------------------------------------------------------------------------------
Most recent appraised value according to appraisal in Primary
Servicer's possession                                                 $
--------------------------------------------------------------------------------
Loan-to-value as of initial underwriting                              %
--------------------------------------------------------------------------------
Occupancy as of                                                       %
--------------------------------------------------------------------------------
12/31/__ NOI                                                          $
--------------------------------------------------------------------------------
Debt service coverage as of                                           x
--------------------------------------------------------------------------------

Project Status & Description: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

1.   Describe any current, material issues regarding the operating status of the property:
(e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

Property Financial Summary: (See attached most recent Income and Expense
Statement for Mortgaged Property and operating statement review)

Escrow Status:

1.   Explain status of all Reserves

Collateral Valuation:

1.   Discuss the original appraisal

     A.   Who prepared

     B.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2.   Comparison of the following (original to actual property):

     A.   Vacancy

     B.   Rents

     C.   Taxes

     D.   Other Key Expenses

               Current Market Conditions:

               Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

Recommendation:

1.   STATE RECOMMENDATION FOR APPROVAL.

2.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

Request for Special Servicer Consent:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing [Subordinate/Mezzanine] Financing.

[ ]

By:
    ---------------------------------------
Title:
       ------------------------------------
Date:
      -------------------------------------

Consent to Additional Lien, Monetary Encumbrance or Mezzanine Financing as
described above is given:

ARCAP SERVICING, INC., acting solely in its capacity as
Special Servicer

By:
    ---------------------------------------
Title:
       ------------------------------------
Date:
      -------------------------------------

   Schedule of Exhibits to Additional Lien, Monetary Encumbrance or Mezzanine
                              Financing Submission

1.   Most recent Income & Expense Statement for property and operating statement review

2.   Original Asset Summary for Mortgaged Property

3.   [For Mezzanine financing: If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership]

4.   [For subordinate mortgage: Copy of Subordination/Intercreditor Agreement in substantially the form to be executed with subordinate lender]

5.   Copy of Note, Mortgage and any Loan Agreement

6.   Copy of subordinate loan documents in substantially the form to be executed

7.   Most recent Rent Roll.

8.   Other items as required by the description set forth above

APPENDIX 4
LEASE SUMMARY SUBMISSION PACKAGE

                                                 Loan # ________________________

--------------------------------------------------------------------------------

Borrower Name:
__________________________________________________________________________

Property Name:
__________________________________________________________________________

Total Property NRSF (Per Rent Roll):
_______________________________________________________

Lease Sq. Footage ________ % of Total NRSF
Is Lease A Major Lease Per Loan Docs (Y/N)
________________________________________________

--------------------------------------------------------------------------------
                                LEASE INFORMATION
--------------------------------------------------------------------------------

1.   Parties to Lease

     a.   Landlord:____________________________________________________________

     b.   Rent Commencement Date:
          ___________________________________________________________________

     c.   Tenant:____________________________________________________________

     d.   Parent Company (if applicable):______________________________________

     e.   Subtenant and/or Assignee (if
          applicable):________________________________________________________

     F.   IF YES, IS ORIGINAL TENANT LIABLE?
          (Y/N)_________________________________________________________

     g.   Guarantor(s):_______________________________________________________

     h.   Tenant financial statements
          attached:____________________________________________________________

     i.   If not,
          why:__________________________________________________________________

--------------------------------------------------------------------------------

2.   Basic Lease Terms

     a.   Lease Commencement Date:
          ______________________________________________________________________

     b.   Rent Commencement Date:
          ______________________________________________________________________

     c.   Lease Expiration:
          ______________________________________________________________________
          ____

     d.   Unexercised Extension Options (Y/N):
          ___________________________________________________________________
          -If Yes, # of Options/Term (i.e. 1-3 yrs):
          ___________________________________________________________________
               -Terms:
_______________________________________________________________________________

     e.   Lease Type (Credit/Form):

--------------------------------------------------------------------------------

                                       G-1

--------------------------------------------------------------------------------

          ______________________________________________________________________
          _____

     f.   Use of Premises:
          ______________________________________________________________________
          _____

--------------------------------------------------------------------------------

3.   Lease Economic Terms

     a.   Current Base Annual Rent $
          _____________________________________________________________________

     b.   Scheduled Increases Date/New Annual:
          _____________________________________________________________

     c.   Increases/Option Periods (Date/New Annual Rent/PSF):
          _________________________________________________

     d.   Percentage Rent Clause? Breakpoint:
          _______________________________________________________________

     e.   TI Amortization Component:
          __________________________________________________________________

     f.   Rent Concessions (enter month):
          __________________________________________________________________

--------------------------------------------------------------------------------

4.   Expense Reimbursement Recoverable From the Lease (Only note those that apply):

     a.   Taxes_________________________________________________________________
          __

     b.   Insurance_____________________________________________________________
          ___

     c.   Management
          Fees__________________________________________________________________
          __

     d.   Utilities_____________________________________________________________
          __

     e.   Non-Structural
          Maintanance/Repair____________________________________________________
          ___

     f.   Contract Services
          ______________________________________________________________________
          ____

     g.   Administrative (% of CAM)
          ______________________________________________________________________

     h.   Professional
          Fees__________________________________________________________________

     i.   CAM___________________________________________________________________
          __

                                       E-2

--------------------------------------------------------------------------------

5.   Options

     a.   Purchase Option (Note Date/Terms):
          __________________________________________________________

     b.   Right of First Refusal (Note Date/Terms/Reference
          DOT):________________________________________

--------------------------------------------------------------------------------

6.   Other Information (Only note those that apply):

     a.   Expense Stop
          Formula______________________________________________________________

     b.   Base
          Year__________________________________________________________________
          _____

     c.   Security/Other
          Deposits______________________________________________________________

     d.   Tenant Improvement
          Allowance_____________________________________________________________
          __
          -Above Standard

TI's?___________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------

7.   Compliance

     a.   Lease meets all requirements of the Loan Documents. (Y/N)
          If no,
specify_________________________________________________________________________
_

     b.   Landlord has complied with all leasing requirements in the Loan
          Documents. (Y/N)
          If no,
specify____________________________________________________________________

--------------------------------------------------------------------------------

8.   Recommendation
Request for Master Servicer Consent:
Primary Servicer hereby recommends and requests consent of Master Servicer to the foregoing Lease Approval.

By:
    ------------------------------------
Title:
       ---------------------------------
Date:
       ---------------------------------

Consent to Lease Approval is given:
Wells Fargo Bank, National Association, acting solely in its capacity as Master
Servicer

By:
    ------------------------------------
Title:
       ---------------------------------
Date:
       ---------------------------------

                                       E-3

Exhibits to Lease Summary Submission Package

1.   Borrower's written request
2.   Lease with amendments, if any
3.   Current Rent Roll
4.   Current Operating Statement
5.   Tenant Financial Statement
6.   Applicable provision of Loan Documents

                                       E-4

                                   EXHIBIT G-2

                                    RESERVED

                                       G-1

                                    EXHIBIT H

                         FORM OF EXCHANGE CERTIFICATION

                               __________ __, 200_

TO: The Depository Trust Company

    CLEARSTREAM or
    Morgan Guaranty Trust Company
       of New York, Brussels Office
       Euroclear Operation Center

    Wells Fargo Bank, National Association, as Master Servicer

    Wells Fargo Bank, National Association,
       as Certificate Registrar

    LaSalle Bank National Association,
       as Trustee

          This is to notify you as to the transfer of the beneficial interest in
$_______________ of Morgan Stanley Capital I Inc. Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19, Class __(the "Certificates").

          The undersigned is the owner of a beneficial interest in the Class __
[Rule 144A-IAI Global Certificate] [Regulation S Global Certificate] and
requests that on [INSERT DATE], (i) [Euroclear] [CLEARSTREAM] [DTC] debit account #__________, with respect to $__________ principal denomination of the
Class __ [Rule 144A-IAI Global Certificate] [Regulation S Global Certificate]
and (ii) [DTC] [Euroclear] [CLEARSTREAM] credit the beneficial interest of the below-named purchaser, account #__________, in the Class __ [Rule 144A-IAI
Global Certificate] [Regulation S Global Certificate] in the same principal denomination as follows:

          Name:
          Address:
          Taxpayer I D. No.:

          The undersigned hereby represents that this transfer is being made in accordance with an exemption from the provisions of Section 5 of the United
States Securities Act of 1933, as amended (the "Securities Act"), which representation is based upon the reasonable belief that the purchaser is [not a
U.S. Person as defined in Regulation S under the Securities Act][a "qualified institutional buyer," as defined in Rule 144A under the Securities Act, and that such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the
Securities Act provided by Rule 144A and, if the purchaser has purchased the
Certificates for one or more accounts for which it is acting as

                                       H-1

fiduciary or agent, each such account is a qualified institutional buyer or an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D of the 1933 Act][an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act and in accordance with any applicable securities laws of any state of the United States and, if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, each such account is a qualified institutional buyer or an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act] and that the purchaser is acquiring beneficial interests in the applicable Certificate(4) for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S.[$25,000] [$100,000] and integral multiples of
U.S. $1 in excess thereof for each such account.

                                        Very truly yours,

                                        [NAME OF HOLDER OF CERTIFICATE]

                                        By:
                                            ------------------------------------
                                            [Name], [Chief Financial
                                            or other Executive Officer]

----------
(4)  [NOTE: INFORMATION PROVIDED ABOVE WITH RESPECT TO PURCHASER AND THE
     FOREGOING REPRESENTATION MUST BE PROVIDED TO THE CERTIFICATE REGISTRAR UPON
     ANY TRANSFER OF CERTIFICATES IF THE CERTIFICATES ARE NO LONGER HELD IN
     GLOBAL FORM.]

                                       H-2

                                    EXHIBIT I

                  FORM OF EUROCLEAR OR CLEARSTREAM CERTIFICATE

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                SERIES 2005-TOP19, CLASS __ (THE "CERTIFICATES")

TO: Wells Fargo Bank, National Association, as Certificate Registrar
    Attn: Corporate Trust Services (CMBS) MAC #N9309-121

    LaSalle Bank National Association, as Trustee
    Attn: Asset Backed Securities Trust Services Group
          Morgan Stanley Capital I Inc.
          Commercial Mortgage Pass-Through Certificates,
          Series 2005-TOP19

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Certificates set forth below (our "Member
Organizations") substantially to the effect set forth in the Pooling and
Servicing Agreement dated as of July 1, 2005 (the "Pooling and Servicing
Agreement") among both of you, Morgan Stanley Capital I Inc., ABN AMRO Bank N.V.
and Wells Fargo Bank, National Association, U.S. $__________ principal amount of the above-captioned Certificates held by us or on our behalf are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the
Certificates in transactions that did not require registration under the United
States Securities Act of 1933, as amended (the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation
S under the Securities Act.

          We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any interest in the
Certificates identified above are no longer true and cannot be relied upon as of the date hereof.

          [On Release Date: We hereby acknowledge that no portion of the Class
__ Regulation S Temporary Global Certificate shall be exchanged for an interest in the Class __ Regulation S Permanent Global Certificate (as each such term is defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our
Member Organizations.]

          [Upon any payments under the Regulation S Temporary Global
Certificate: We hereby agree to hold (and return to the Trustee upon request)
any payments received by us on the Class __ Regulation S Temporary Global
Certificate (as defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]

                                       I-1

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:

                                        [MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, Brussels office,
                                        as operator of the Euroclear
                                        System]

                                           or

                                        [CLEARSTREAM]

                                        By:
                                            ------------------------------------

                                       I-2

                                    EXHIBIT J

              LIST OF LOANS TO WHICH EXCESS SERVICING FEES ARE PAID

                                       J-1

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

MORGAN STANLEY SCHEDULE



-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  ORIGINAL
           MORTGAGE                                                        CUT-OFF                 TERM TO
LOAN POOL    LOAN      LOAN                                                  DATE                 MATURITY  REMAINING   ORIG.
   NO.      SELLER    NUMBER               PROPERTY NAME                   BALANCE     NOTE DATE   OR ARD      TERM    AMORT.
-----------------------------------------------------------------------------------------------------------------------------

     1     MSMC        1-001  One Buckhead                               $85,000,000  04/07/2005     120       117        IO
    11     MSMC        3-001  Adobe Building                             $34,000,000  07/21/2005     120       120        IO
    12     MSMC        4-001  Brooks Brothers Building                   $28,200,000  01/27/2005     120       115       360
    26     MSMC       18-001  Parkway Center                             $18,174,362  02/24/2005     180       176       360
   134     MSMC       33-001  Plaza Escondida                            $11,973,784  04/13/2005     120       118       360
   141     MSMC       40-001  Mt. Sinai Shopping Center                  $11,457,226  05/16/2005     180       179       180
   146     MSMC       45-001  Vineyard Valley Center                     $10,680,192  03/16/2005     120       117       180
   150     MSMC       49-001  2009 - 2013 Farralon Drive                 $ 9,963,803  03/10/2005     120       117       360
   154     MSMC       53-001  Colonial Ridge Apartments                  $ 9,000,000  04/28/2005     120       118       360
   160     MSMC       59-001  Hampton Inn - Bowling Green                $ 7,500,000  07/01/2005     120       120       300
   163     MSMC       62-001  Veterinary Referral Center of North Texas  $ 6,979,352  03/29/2005     120       117       360
   171     MSMC       70-001  1250 New Horizons Boulevard                $ 5,948,177  02/09/2005     120       116       240
   176     MSMC       75-001  24-Hour Fitness                            $ 5,491,342  05/27/2005     120       119       300
   204     MSMC       86-001  1490 Madison Avenue                        $ 4,500,000  06/09/2005     120       120       360
   207     MSMC       89-001  Metrocenter Portfolio - Parcel 4           $ 2,365,000  05/05/2005     120       119        IO
   208     MSMC       89-002  Metrocenter Portfolio - Parcel 3           $ 1,800,000  05/05/2005     120       119        IO
   217     MSMC       98-001  East & 32 Mini-Storage                     $ 3,604,874  07/26/2004     120       109       300
   223     MSMC      104-001  6328 Richmond Highway                      $ 3,175,000  06/27/2005     120       120       360
   224     MSMC      105-001  Canyon Center                              $ 3,143,544  04/19/2005     120       118       360
   230     MSMC      111-001  Maple Place                                $ 2,994,253  04/15/2005     120       118       360
   244     MSMC      125-001  Greenwood Plaza I & II                     $ 2,442,893  03/24/2005     120       117       360
   247     MSMC      128-001  Pine Ridge Apartments                      $ 2,140,365  02/09/2005     120       116       360
   257     MSMC      138-001  York Square Apartments                     $ 1,692,382  02/09/2005     120       116       360
   258     MSMC      139-001  Lakemont Apartments                        $ 1,642,606  02/09/2005     120       116       360
   272     MSMC      151-001  Heatherwood Apartments                     $ 1,294,174  02/09/2005     120       116       360
   274     MSMC      153-001  Park Center                                $ 1,196,519  03/24/2005     120       117       360
   276     MSMC      155-001  Rite Aid-McKinleyville, CA                 $ 1,062,981  03/11/2005     120       117       240

------------------------------------------------------------------------------------------------

                            MONTHLY
                             DEBT
LOAN POOL   REM.            SERVICE                           LO END        DEF/  DEF/
   NO.     AMORT.   RATE     (P&I)   SEASONING  YM CODE  LO    DATE    DEF   YM1   YM   YM2  YM1
------------------------------------------------------------------------------------------------

     1        IO   5.470%       NAP      3         A     27  08/07/07         89
    11        IO   5.090%       NAP      0         B      0    NAP      93               23
    12       360   5.240%  $155,547      5               29  10/31/14   87
    26       356   5.450%  $103,050      4               28  11/30/19  148
   134       358   5.180%  $ 65,745      2               26  01/31/15   90
   141       179   5.070%  $ 91,361      1               25  02/29/20  151
   146       177   5.040%  $ 85,631      3               27  12/31/14   89
   150       357   5.000%  $ 53,682      3         J     59  03/31/10                         57
   154       360   5.120%  $ 48,976      2         K     26  08/07/07                         90
   160       300   5.350%  $ 45,387      0               24  03/31/15   92
   163       357   5.810%  $ 41,117      3               27  12/31/14   89
   171       236   5.770%  $ 42,194      4               28  11/30/14   88
   176       299   5.430%  $ 33,545      1               25  02/28/15   91
   204       360   5.350%  $ 25,129      0               24  03/31/15   92
   207        IO   5.310%       NAP      1               25  02/28/15   91
   208        IO   5.310%       NAP      1               25  02/28/15   91
   217       289   6.210%  $ 24,053     11               35  04/30/14   81
   223       360   5.280%  $ 17,592      0               24  03/31/15   92
   224       358   5.480%  $ 17,846      2               26  01/31/15   90
   230       358   5.790%  $ 17,583      2               26  01/31/15   90
   244       357   5.890%  $ 14,516      3               27  12/31/14   89
   247       356   5.080%  $ 11,647      4               28  11/30/14   88
   257       356   5.080%  $  9,209      4               28  11/30/14   88
   258       356   5.080%  $  8,938      4               28  11/30/14   88
   272       356   5.080%  $  7,042      4               28  11/30/14   88
   274       357   5.890%  $  7,110      3               27  12/31/14   89
   276       237   5.750%  $  7,512      3               27  12/31/14   89

----------------------------------------------------------------------------------------------
                                                          PRIMARY
                                               MASTER      EXCESS
                  ADMIN   MASTER    PRIMARY    EXCESS    SERVICING                     EXCESS
LOAN POOL         COST    SERVICE   SERVICE  SERV. FEE    FEE RATE   DEAL    TRUSTEE   SERVICE
   NO.     OPEN   RATE   FEE RATE  FEE RATE  RATE (BPS)    (BPS)     FEES   FEE RATE  FEE RATE
----------------------------------------------------------------------------------------------

     1        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
    11        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
    12        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
    26        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   134        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   141        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   146        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   150        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   154        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   160        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   163        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   171        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   176        4   8.220    2.000     5.000        1.000    0.000     7.000    0.220      6.000
   204        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   207        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   208        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   217        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   223        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   224        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   230        4  13.220    2.000    10.000        1.000    0.000    12.000    0.220     11.000
   244        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   247        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   257        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   258        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   272        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   274        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000
   276        4   3.220    2.000     1.000        0.000    0.000     3.000    0.220      1.000


MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

BEAR STEARNS SCHEDULE



LOAN
POOL                                                                                                             ORIGINAL TERM TO
 NO.   MORTGAGE LOAN SELLER   LOAN NUMBER            PROPERTY NAME           CUT-OFF DATE BALANCE    NOTE DATE    MATURITY OR ARD
----   --------------------   -----------   -----------------------------   ---------------------   ----------   ----------------

  13   BSCMI                      5-001     Hilton Del Mar                            $27,540,000   04/29/2005          120
  14   BSCMI                      6-001     New London Mall                           $27,365,000   03/09/2005          120
  17   BSCMI                      9-001     Port Covington Shopping Center            $22,359,674   03/17/2005           78
  20   BSCMI                     12-001     Fairfield Center                          $20,250,000   05/06/2005          120
  22   BSCMI                     14-001     Wilton Shopping Center                    $19,200,000   07/01/2005          118
  23   BSCMI                     15-001     Shops at Kalakaua                         $19,000,000   04/08/2005          120
  25   BSCMI                     17-001     Doubletree Minneapolis                    $18,990,000   04/29/2005          120
  35   BSCMI                     23-001     The Hotel Metro                           $15,000,000   04/14/2005          120
 126   BSCMI                     25-001     Lansing Square                            $11,125,000   03/17/2005           60
 127   BSCMI                     26-001     Eastgate Shopping Center                  $ 3,610,000   03/17/2005           60
 131   BSCMI                     30-001     Hyde Park                                 $12,880,000   06/30/2005          180
 132   BSCMI                     31-001     Downtown Plaza                            $12,650,000   06/14/2005          120
 133   BSCMI                     32-001     Woodfield Plaza                           $12,050,000   03/14/2005           60
 135   BSCMI                     34-001     Academy Sports San Antonio                $ 3,933,000   02/24/2005           60
 136   BSCMI                     35-001     Academy Sports Houma                      $ 2,920,000   08/04/2004           66
 137   BSCMI                     36-001     Academy Sports Port Arthur                $ 2,775,000   11/01/2004           64
 138   BSCMI                     37-001     Academy Sports Midland                    $ 2,337,500   12/02/2004           62
 139   BSCMI                     38-001     Schaumburg Promenade I & II               $11,640,000   03/14/2005           60
 140   BSCMI                     39-001     Rowland Heights Plaza                     $11,500,000   06/01/2005          120
 143   BSCMI                     42-001     Santana Village                           $11,250,000   06/09/2005          180
 147   BSCMI                     46-001     Brick Walk                                $10,500,000   02/04/2005          120
 148   BSCMI                     47-001     Valley View Apartments                    $10,400,000   06/01/2005          180
 149   BSCMI                     48-001     Mt. Vernon Avenue                         $ 9,979,395   04/21/2005          120
 153   BSCMI                     52-001     Village at Preston Hollow                 $ 9,300,000   03/31/2005          180
 155   BSCMI                     54-001     Riverview Gardens                         $ 8,489,916   05/31/2005          120
 156   BSCMI                     55-001     Lake Shore Apartments                     $ 8,350,000   06/01/2005          180
 157   BSCMI                     56-001     Bishops Corner                            $ 8,000,000   05/23/2005          120
 162   BSCMI                     61-001     4269 Broadway                             $ 6,988,362   05/23/2005          120
 167   BSCMI                     66-001     River Square                              $ 6,425,000   03/14/2005           60
 172   BSCMI                     71-001     Sportmart Crystal Lake                    $ 5,737,419   04/21/2005          120
 173   BSCMI                     72-001     Bally's - Rancho Cucamonga                $ 5,708,458   04/13/2005          120
 177   BSCMI                     76-001     11440 San Vicente Blvd.                   $ 5,489,147   04/29/2005          120
 178   BSCMI                     77-001     Gateway Square                            $ 5,265,000   03/14/2005           60
 209   BSCMI                     90-001     29003 Sherman Avenue                      $ 4,088,210   04/07/2005          120
 214   BSCMI                     95-001     Lowe's Asheboro                           $ 3,784,658   03/01/2005          120
 225   BSCMI                    106-001     CVS - Lake Jackson                        $ 3,125,000   06/20/2005          120
 228   BSCMI                    109-001     CVS Jacksonville                          $ 3,036,658   03/03/2005          120
 234   BSCMI                    115-001     Cypress Village                           $ 2,800,000   06/02/2005          120
 235   BSCMI                    116-001     Eckerd - Norfolk                          $ 2,730,710   05/23/2005          120
 237   BSCMI                    118-001     Lowe's Martinsburg                        $ 2,673,665   01/25/2005          120
 238   BSCMI                    119-001     Tower Market                              $ 2,597,092   05/02/2005          120
 240   BSCMI                    121-001     Eckerd Roswell                            $ 2,594,928   04/20/2005          120
 245   BSCMI                    126-001     West Park Self Storage                    $ 2,343,139   04/18/2005          120
 248   BSCMI                    129-001     CVS - Indianapolis                        $ 2,057,801   01/27/2005          120

LOAN
POOL   REMAINING                   REM.            MONTHLY DEBT SERVICE                                                  DEF/Y
 NO.      TERM     ORIG. AMORT.   AMORT.    RATE           (P&I)          SEASONING   YM CODE   LO   LO END DATE   DEF     M1
----   ---------   ------------   ------   -----   --------------------   ---------   -------   --   -----------   ---   -----

  13      118           300         300    5.339%              $166,474           2             26     04/30/15     93
  14      117            IO          IO    4.884%                   NAP           3      C      27     07/31/07             89
  17       75           266         263    4.798%              $137,549           3      F      27     05/31/11     46
  20      119            IO          IO    5.229%                   NAP           1             25     05/31/15     94
  22      118            IO          IO    4.879%                   NAP           0             24     04/30/15     93
  23      118            IO          IO    5.449%                   NAP           2             26     01/31/15     90
  25      118           300         300    5.339%              $114,791           2             26     04/30/15     93
  35      118           360         360    5.240%              $ 82,738           2             26     04/30/15     93
 126       57            IO          IO    5.144%                   NAP           3      G      35     03/31/08
 127       57            IO          IO    5.010%                   NAP           3      G      35     03/31/08
 131      180           360         360    5.575%              $ 73,738           0             24     06/30/20    155
 132      120           360         360    5.367%              $ 70,773           0             24     03/31/15     92
 133       57            IO          IO    5.171%                   NAP           3      G      35     03/31/08
 135       56            IO          IO    5.060%                   NAP           4      G      35     02/29/08
 136       56            IO          IO    5.120%                   NAP          10      G      35     08/31/07
 137       56            IO          IO    5.120%                   NAP           8      G      36     11/30/07
 138       56            IO          IO    5.120%                   NAP           6      G      35     12/31/07
 139       57            IO          IO    5.171%                   NAP           3      G      35     03/31/08
 140      119           360         360    5.782%              $ 67,345           1             25     05/31/15     94
 143      180           360         360    6.020%              $ 67,594           0             24     05/31/20    154
 147      116            IO          IO    5.281%                   NAP           4             28     02/28/15     91
 148      179           360         360    5.393%              $ 58,354           1      I      48     06/30/09
 149      118           360         358    5.455%              $ 56,497           2             26     04/30/15     93
 153      177           360         360    5.620%              $ 53,507           3             27     02/29/20    151
 155      119           360         359    5.069%              $ 45,989           1             25     05/31/15     94
 156      179           360         360    5.393%              $ 46,851           1      I      48     06/30/09
 157      119           360         360    5.284%              $ 44,345           1             25     05/31/15     94
 162      119           300         299    5.067%              $ 41,195           1             47     05/31/15     72
 167       57            IO          IO    5.010%                   NAP           3      G      35     03/31/08
 172      118           360         358    5.515%              $ 32,702           2      G      35     04/30/08
 173      118           300         298    5.660%              $ 35,706           2             26     04/30/15     93
 177      118           360         358    5.655%              $ 31,765           2             26     03/31/15     92
 178       57            IO          IO    5.010%                   NAP           3      G      35     03/31/08
 209      118           300         298    5.688%              $ 25,640           2             26     04/30/15     93
 214      116           360         356    5.572%              $ 21,748           4             28     02/28/15     91
 225      120           300         300    5.453%              $ 19,103           0             24     06/30/15     95
 228      117           300         297    5.729%              $ 19,149           3             27     03/31/15     92
 234      120           360         360    5.271%              $ 15,498           0             24     05/31/15     94
 235      119           300         299    5.453%              $ 16,719           1             25     05/31/15     94
 237      115           264         259    5.592%              $ 17,798           5             29     01/31/15     90
 238      119           360         359    5.385%              $ 14,575           1             25     03/31/15     92
 240      118           360         358    5.707%              $ 15,102           2             26     04/30/15     93
 245      118           300         298    5.599%              $ 14,570           2             47     03/31/15     71
 248      115           360         355    5.153%              $ 11,307           5             47     01/31/15     72

                                                                       Master     Primary
                                                                       Excess      Excess
LOAN                                Admin      Master      Primary   Serv. Fee   Servicung                           Excess
POOL                                Cost    Service Fee    Service      Rate      Fee Rate                Trustee    Service
 NO.   DEF/YM   YM2   YM1   Open    Rate        Rate      Fee Rate     (bps)       (bps)     Deal Fees   Fee Rate   Fee Rate
----   ------   ---   ---   ----   ------   -----------   --------   ---------   ---------   ---------   --------   --------

  13                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
  14                           4    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
  17        1                  4    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
  20                           1    8.220         2.000      6.000       0.000       0.000       8.000      0.220      6.000
  22                           1    8.220         2.000      6.000       0.000       0.000       8.000      0.220      6.000
  23                           4    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
  25                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
  35                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 126                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 127                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 131                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 132                           4    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 133                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 135                   23      2    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 136                   29      2    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 137                   26      2    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 138                   25      2    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 139                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 140                           1   12.220         2.000     10.000       0.000       0.000      12.000      0.220     10.000
 143                           2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 147                           1    8.220         2.000      6.000       0.000       0.000       8.000      0.220      6.000
 148                  129      3   10.220         2.000      8.000       0.000       0.000      10.000      0.220      8.000
 149                           1   12.220         2.000     10.000       0.000       0.000      12.000      0.220     10.000
 153                           2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 155                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 156                  129      3   10.220         2.000      8.000       0.000       0.000      10.000      0.220      8.000
 157                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 162                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 167                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 172                   83      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 173                           1    7.220         2.000      4.000       1.000       0.000       6.000      0.220      5.000
 177                           2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 178                   23      2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 209                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 214                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 225                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 228                           1    8.220         2.000      6.000       0.000       0.000       8.000      0.220      6.000
 234                           2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 235                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 237                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 238                           3    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 240                           1    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 245                           2    3.220         2.000      1.000       0.000       0.000       3.000      0.220      1.000
 248                           1    8.220         2.000      6.000       0.000       0.000       8.000      0.220      6.000


MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

PRINCIPAL SCHEDULE



                                                                                             ORIGINAL
LOAN  MORTGAGE                                                                               TERM TO
POOL    LOAN     LOAN                                                CUT-OFF                 MATURITY  REMAINING   ORIG.   REM.
 NO.   SELLER   NUMBER                PROPERTY NAME                DATE BALANCE   NOTE DATE   OR ARD      TERM    AMORT.  AMORT.
--------------------------------------------------------------------------------------------------------------------------------

 16      PCF      8-001  Sherwood Lakes Apartments                  $24,000,000  02/03/2005      84        79        IO      IO
 18      PCF     10-001  Lewis Portfolio - Boca Storage             $11,600,000  06/21/2005     120       120       360     360
 19      PCF     11-001  Lewis Portfolio - Deerfield Storage        $10,400,000  06/21/2005     120       120       360     360
 21      PCF     13-001  7300 Linder Avenue                         $19,200,000  06/16/2005     120       120       360     360
 24      PCF     16-001  Oak Tree Village Apartments                $19,000,000  06/20/2005     120       120       254     254
 27      PCF     19-001  Sandy Springs Plaza Retail Center          $17,500,000  05/19/2005     120       119       360     360
 34      PCF     22-001  Chantilly Crossing                         $15,675,000  06/09/2005      60        60        IO      IO
130      PCF     29-001  Ashland & Roosevelt Shopping Center        $13,127,500  06/09/2005      60        60        IO      IO
142      PCF     41-001  Plaza 400 Office Park                      $11,400,000  06/09/2005     120       120       360     360
158      PCF     57-001  Lyons Tech V                               $ 8,000,000  06/13/2005     120       120       360     360
170      PCF     69-001  Hamilton & Webster Building                $ 6,000,000  06/15/2005     120       120       360     360
174      PCF     73-001  Mizner Place                               $ 5,700,000  06/02/2005     120       120       360     360
175      PCF     74-001  13050 E. Smith Road                        $ 5,500,000  06/09/2005     120       120       360     360
179      PCF     78-001  Morningside Proffesional Plaza             $ 5,250,000  06/02/2005     120       120       360     360
181      PCF     80-001  Congress Center North                      $ 5,062,500  06/02/2005     120       120       360     360
191      PCF     82-001  48571 Milmont Drive                        $ 4,922,865  05/18/2005     120       119       360     359
203      PCF     85-001  1201 Cadillac Court                        $ 4,511,284  04/27/2005     120       118       360     358
205      PCF     87-001  Harbor Place                               $ 4,495,416  05/25/2005     120       119       360     359
206      PCF     88-001  Mills Station Mills Walk Shopping Center   $ 4,495,364  05/20/2005     120       119       360     359
215      PCF     96-001  Creekside Business Park                    $ 3,696,130  05/23/2005     120       119       360     359
216      PCF     97-001  1535 East Moreland Boulevard               $ 3,680,000  05/10/2005     120       119       360     360
218      PCF     99-001  Woodbine Commons                           $ 3,600,000  06/02/2005     120       120       360     360
222      PCF    103-001  7199 Natural Bridge Road                   $ 3,217,500  05/16/2005      60        59        IO      IO
227      PCF    108-001  10616 South Western Avenue                 $ 3,088,991  05/13/2005     120       119       180     179
229      PCF    110-001  Meadowlands Village                        $ 2,996,698  05/19/2005     120       119       360     359
239      PCF    120-001  1205-1275 Atlantic Street                  $ 2,596,178  05/10/2005     120       119       300     299
243      PCF    124-001  8050 North Mesa Street                     $ 2,494,388  05/24/2005     240       239       240     239
250      PCF    131-001  4200 Forestville Road                      $ 1,997,920  05/06/2005     120       119       360     359
251      PCF    132-001  Pack Rat Storage                           $ 1,997,844  05/11/2005     120       119       360     359
253      PCF    134-001  Windsor Plaza                              $ 1,923,009  04/15/2005     120       119       360     359
254      PCF    135-001  Westwood Village Apartments                $ 1,918,078  05/09/2005     120       119       360     359
255      PCF    136-001  Emerald Point Apartments                   $ 1,750,000  06/01/2005      84        84       360     360
256      PCF    137-001  Oxford and Savannah Apartments             $ 1,700,000  05/23/2005     120       119       360     360
260      PCF    141-001  Larkwood Plaza Retail Center               $ 1,598,373  05/16/2005     120       119       360     359
261      PCF    142-001  The Shops At Quincy Place                  $ 1,493,595  04/18/2005     240       238       240     238
262      PCF    143-001  Alki Court Apartments                      $ 1,480,000  06/10/2005     120       120       240     240
266      PCF    147-001  Osceola Crossing                           $ 1,382,473  04/13/2005     120       118       120     118
277      PCF    156-001  Rochester Townhouse Apartments             $   849,186  05/19/2005     120       119       360     359

              MONTHLY                                                                         MASTER  PRIMARY    MASTER
LOAN           DEBT                                                                   ADMIN  SERVICE  SERVICE    EXCESS
POOL          SERVICE              YM        LO END        DEF/  DEF                   COST    FEE      FEE    SERV. FEE
 NO.   RATE    (P&I)   SEASONING  CODE  LO    DATE    DEF  YM1   /YM  YM2  YM1  OPEN   RATE    RATE    RATE    RATE (BPS)
-------------------------------------------------------------------------------------------------------------------------

 16   5.020%      NAP      5        E   29  08/04/07        51                    4   3.220   2.000    1.000      0.000
 18   5.300% $ 64,415      0            24  05/31/15   94                         2   3.220   2.000    1.000      0.000
 19   5.300% $ 57,752      0            24  05/31/15   94                         2   3.220   2.000    1.000      0.000
 21   5.400% $107,814      0        E    0    NAP                          116    4   3.220   2.000    1.000      0.000
 24   4.960% $120,959      0        E   24  07/31/07        92                    4   3.220   2.000    1.000      0.000
 27   5.360% $ 97,831      1            25  03/04/15   91                         4   3.220   2.000    1.000      0.000
 34   4.750%      NAP      0        E   12  07/31/06                        44    4   3.220   2.000    1.000      0.000
130   5.130%      NAP      0        E   12  07/31/06                        46    2   3.220   2.000    1.000      0.000
142   5.840% $ 67,181      0            24  04/30/15   93                         3   3.220   2.000    1.000      0.000
158   5.550% $ 45,674      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
170   5.520% $ 34,143      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
174   5.720% $ 33,155      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
175   5.670% $ 31,818      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
179   5.770% $ 30,704      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
181   5.620% $ 29,127      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
191   5.760% $ 28,790      1            25  04/30/15   93                         2   3.220   2.000    1.000      0.000
203   5.760% $ 26,406      2            26  03/31/15   92                         2   3.220   2.000    1.000      0.000
205   5.880% $ 26,634      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
206   5.820% $ 26,461      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
215   5.740% $ 21,569      1            25  04/30/15   93                         2   3.220   2.000    1.000      0.000
216   5.580% $ 21,080      1        E   25  07/31/07        93                    2   3.220   2.000    1.000      0.000
218   5.670% $ 20,826      0            24  03/31/15   92                         4   3.220   2.000    1.000      0.000
222   4.820%      NAP      1        E   25  07/31/07                        31    4   3.220   2.000    1.000      0.000
227   5.620% $ 25,527      1        E   25  08/02/07                        91    4   3.220   2.000    1.000      0.000
229   5.470% $ 16,977      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
239   5.880% $ 16,562      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
243   5.690% $ 17,467      1            25  02/28/25  211                         4   3.220   2.000    1.000      0.000
250   5.770% $ 11,697      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
251   5.580% $ 11,456      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
253   5.800% $ 11,295      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
254   5.970% $ 11,474      1        E   25  07/31/07                        91    4   3.220   2.000    1.000      0.000
255   5.410% $  9,838      0        E   24  07/31/07                        56    4   3.220   2.000    1.000      0.000
256   5.900% $ 10,083      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
260   5.890% $  9,480      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000
261   5.820% $ 10,591      2            26  01/31/25  210                         4   3.220   2.000    1.000      0.000
262   5.670% $ 10,323      0        E   24  07/31/07                        94    2   3.220   2.000    1.000      0.000
266   5.350% $ 15,090      2        E    0    NAP                          116    4   3.220   2.000    1.000      0.000
277   6.200% $  5,206      1            25  02/28/15   91                         4   3.220   2.000    1.000      0.000

         PRIMARY
LOAN      EXCESS            TRUSTEE   EXCESS
POOL  SERVICING FEE   DEAL    FEE     SERVICE
 NO.   RATE (BPS)     FEES    RATE   FEE RATE
---------------------------------------------

 16       0.000      3.000   0.220     1.000
 18       0.000      3.000   0.220     1.000
 19       0.000      3.000   0.220     1.000
 21       0.000      3.000   0.220     1.000
 24       0.000      3.000   0.220     1.000
 27       0.000      3.000   0.220     1.000
 34       0.000      3.000   0.220     1.000
130       0.000      3.000   0.220     1.000
142       0.000      3.000   0.220     1.000
158       0.000      3.000   0.220     1.000
170       0.000      3.000   0.220     1.000
174       0.000      3.000   0.220     1.000
175       0.000      3.000   0.220     1.000
179       0.000      3.000   0.220     1.000
181       0.000      3.000   0.220     1.000
191       0.000      3.000   0.220     1.000
203       0.000      3.000   0.220     1.000
205       0.000      3.000   0.220     1.000
206       0.000      3.000   0.220     1.000
215       0.000      3.000   0.220     1.000
216       0.000      3.000   0.220     1.000
218       0.000      3.000   0.220     1.000
222       0.000      3.000   0.220     1.000
227       0.000      3.000   0.220     1.000
229       0.000      3.000   0.220     1.000
239       0.000      3.000   0.220     1.000
243       0.000      3.000   0.220     1.000
250       0.000      3.000   0.220     1.000
251       0.000      3.000   0.220     1.000
253       0.000      3.000   0.220     1.000
254       0.000      3.000   0.220     1.000
255       0.000      3.000   0.220     1.000
256       0.000      3.000   0.220     1.000
260       0.000      3.000   0.220     1.000
261       0.000      3.000   0.220     1.000
262       0.000      3.000   0.220     1.000
266       0.000      3.000   0.220     1.000
277       0.000      3.000   0.220     1.000


MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

WELLS FARGO SCHEDULE



------------------------------------------------------------------------------------------------------------

LOAN  MORTGAGE
POOL    LOAN      LOAN                                                                             CUT-OFF
 NO.   SELLER    NUMBER                           PROPERTY NAME                                 DATE BALANCE
------------------------------------------------------------------------------------------------------------

   2     WFB      2-001  Bristol Group Portfolio - Extra Space Storage - San Ramon               $ 5,275,259
   3     WFB      2-002  Bristol Group Portfolio - Extra Space Storage - Port Washington         $ 5,049,782
   4     WFB      2-003  Bristol Group Portfolio - Extra Space Storage - Green Brook             $ 4,850,371
   5     WFB      2-004  Bristol Group Portfolio - Extra Space Storage - Concord                 $ 4,656,174
   6     WFB      2-005  Bristol Group Portfolio - Extra Space Storage - Black Horse             $ 4,289,284
   7     WFB      2-006  Bristol Group Portfolio - Extra Space Storage - Kings Park              $ 3,792,713
   8     WFB      2-007  Bristol Group Portfolio - Extra Space Storage - Brentwood               $ 3,584,179
   9     WFB      2-008  Bristol Group Portfolio - Extra Space Storage - Manchester              $ 1,666,317
  10     WFB      2-009  Bristol Group Portfolio - Extra Space Storage - Derry                   $ 1,335,921
  15     WFB      7-001  Indian Springs Center                                                   $27,000,000
  28     WFB     20-001  Hinckley Portfolio - Stuart Facility                                    $ 5,621,226
  29     WFB     20-002  Hinckley Portfolio - Portsmouth Facility                                $ 5,546,277
  30     WFB     20-003  Hinckley Portfolio - SW Harbor Shore                                    $ 3,859,909
  31     WFB     20-004  Hinckley Portfolio - Trenton Facility                                   $ 2,211,016
  32     WFB     20-005  Hinckley Portfolio - SW Harbor Bass Harbor                              $   224,849
  33     WFB     21-001  Veco Alaska Building                                                    $17,000,000
  36     WFB     24-001  JL Holdings Portfolio - Stillman Blvd. - Tuscaloosa, AL                 $   251,928
  37     WFB     24-002  JL Holdings Portfolio - Perdido Key Drive - Pensacola, FL               $   244,679
  38     WFB     24-003  JL Holdings Portfolio - So. McKenzie - Foley, AL                        $   239,241
  39     WFB     24-004  JL Holdings Portfolio - 59 & Fort Morgan Rd. - Gulf Shores, AL          $   231,992
  40     WFB     24-005  JL Holdings Portfolio - Monroe Hwy. - Pineville, LA                     $   231,992
  41     WFB     24-006  JL Holdings Portfolio - Siegan Lane - Baton Rouge, LA                   $   228,367
  42     WFB     24-007  JL Holdings Portfolio - West Esplanade Ave. - Kenner, LA                $   226,554
  43     WFB     24-008  JL Holdings Portfolio - Church Point Highway - Rayne, LA                $   219,305
  44     WFB     24-009  JL Holdings Portfolio - Walker South Road - Walker, LA                  $   217,492
  45     WFB     24-010  JL Holdings Portfolio - Center St. - New Iberia, LA                     $   212,055
  46     WFB     24-011  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                      $   210,242
  47     WFB     24-012  JL Holdings Portfolio - Florida Blvd. - Baton Rouge, LA                 $   208,430
  48     WFB     24-013  JL Holdings Portfolio - Highway 73 - Geismar, LA                        $   204,805
  49     WFB     24-014  JL Holdings Portfolio - Westbank Expressway - Westwego, LA              $   204,805
  50     WFB     24-015  JL Holdings Portfolio - W. Park Ave. - Gray, LA                         $   204,805
  51     WFB     24-016  JL Holdings Portfolio - Highway 90 W - Mobile, AL                       $   202,993
  52     WFB     24-017  JL Holdings Portfolio - Moffett Rd. - Semines, AL                       $   202,993
  53     WFB     24-018  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                      $   202,993
  54     WFB     24-019  JL Holdings Portfolio - Jones Creek Rd. - Baton Rouge, LA               $   202,993
  55     WFB     24-020  JL Holdings Portfolio - Harding Blvd. - Baton Rouge, LA                 $   202,993
  56     WFB     24-021  JL Holdings Portfolio - Hwy 43 N. - Saraland, AL                        $   201,180
  57     WFB     24-022  JL Holdings Portfolio - Skyland Blvd. - Tuscaloosa, AL                  $   201,180
  58     WFB     24-023  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                      $   199,368
  59     WFB     24-024  JL Holdings Portfolio - Northshore Blvd. - Slidell, LA                  $   199,368
  60     WFB     24-025  JL Holdings Portfolio - Main St. - Zachary, LA                          $   199,368
  61     WFB     24-026  JL Holdings Portfolio - Lapalco Blvd. - Harvey, LA                      $   197,555
  62     WFB     24-027  JL Holdings Portfolio - Hwy 90 - Paradis, LA                            $   197,555
  63     WFB     24-028  JL Holdings Portfolio - N. Puma Dr. - Hammond, LA                       $   195,743
  64     WFB     24-029  JL Holdings Portfolio - Sam Houston Jones Parkway - Lake Charles, LA    $   195,743
  65     WFB     24-030  JL Holdings Portfolio - W. Aloha Dr. - Diamondhead, MS                  $   193,930
  66     WFB     24-031  JL Holdings Portfolio - W. Michigan Avenue - Pensacola, FL              $   192,118
  67     WFB     24-032  JL Holdings Portfolio - Airline - Gonzales, LA                          $   192,118
  68     WFB     24-033  JL Holdings Portfolio - W. Tunnel Blvd. - Houma, LA                     $   190,306
  69     WFB     24-034  JL Holdings Portfolio - U.S. Hwy. 90 - East - Bayou Vista, LA           $   186,681
  70     WFB     24-035  JL Holdings Portfolio - Gulf Breeze Parkway - Gulf Breeze, FL           $   184,868

--------------------------------------------------------------------------------------------------------------------

                  ORIGINAL                                      MONTHLY
LOAN               TERM TO                                       DEBT
POOL              MATURITY  REMAINING   ORIG.   REM.            SERVICE                           LO END        DEF/
 NO.   NOTE DATE   OR ARD      TERM    AMORT.  AMORT.   RATE     (P&I)   SEASONING  YM CODE  LO    DATE    DEF   YM1
--------------------------------------------------------------------------------------------------------------------

   2  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   3  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   4  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   5  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   6  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   7  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   8  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
   9  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
  10  06/10/2005     120       120        IO      IO   5.270%       NAP          0           35  05/31/15   83
  15  06/16/2005     120       120       360     360   4.880%  $142,968          0     D     35  06/30/08         78
  28  05/06/2005     240       239       240     239   6.260%  $ 41,206          1           35  02/28/25  201
  29  05/06/2005     240       239       240     239   6.260%  $ 40,657          1           35  02/28/25  201
  30  05/06/2005     240       239       240     239   6.260%  $ 28,295          1           35  02/28/25  201
  31  05/06/2005     240       239       240     239   6.260%  $ 16,208          1           35  02/28/25  201
  32  05/06/2005     240       239       240     239   6.260%  $  1,648          1           35  02/28/25  201
  33  06/14/2005     180       180       180     180   5.350%  $137,555          0           35  05/31/20  143
  36  02/28/2005     120       116       300     296   6.284%  $  1,676          4           28  11/30/14   88
  37  02/28/2005     120       116       300     296   6.284%  $  1,628          4           28  11/30/14   88
  38  02/28/2005     120       116       300     296   6.284%  $  1,592          4           28  11/30/14   88
  39  02/28/2005     120       116       300     296   6.284%  $  1,543          4           28  11/30/14   88
  40  02/28/2005     120       116       300     296   6.284%  $  1,543          4           28  11/30/14   88
  41  02/28/2005     120       116       300     296   6.284%  $  1,519          4           28  11/30/14   88
  42  02/28/2005     120       116       300     296   6.284%  $  1,507          4           28  11/30/14   88
  43  02/28/2005     120       116       300     296   6.284%  $  1,459          4           28  11/30/14   88
  44  02/28/2005     120       116       300     296   6.284%  $  1,447          4           28  11/30/14   88
  45  02/28/2005     120       116       300     296   6.284%  $  1,411          4           28  11/30/14   88
  46  02/28/2005     120       116       300     296   6.284%  $  1,399          4           28  11/30/14   88
  47  02/28/2005     120       116       300     296   6.284%  $  1,387          4           28  11/30/14   88
  48  02/28/2005     120       116       300     296   6.284%  $  1,362          4           28  11/30/14   88
  49  02/28/2005     120       116       300     296   6.284%  $  1,362          4           28  11/30/14   88
  50  02/28/2005     120       116       300     296   6.284%  $  1,362          4           28  11/30/14   88
  51  02/28/2005     120       116       300     296   6.284%  $  1,350          4           28  11/30/14   88
  52  02/28/2005     120       116       300     296   6.284%  $  1,350          4           28  11/30/14   88
  53  02/28/2005     120       116       300     296   6.284%  $  1,350          4           28  11/30/14   88
  54  02/28/2005     120       116       300     296   6.284%  $  1,350          4           28  11/30/14   88
  55  02/28/2005     120       116       300     296   6.284%  $  1,350          4           28  11/30/14   88
  56  02/28/2005     120       116       300     296   6.284%  $  1,338          4           28  11/30/14   88
  57  02/28/2005     120       116       300     296   6.284%  $  1,338          4           28  11/30/14   88
  58  02/28/2005     120       116       300     296   6.284%  $  1,326          4           28  11/30/14   88
  59  02/28/2005     120       116       300     296   6.284%  $  1,326          4           28  11/30/14   88
  60  02/28/2005     120       116       300     296   6.284%  $  1,326          4           28  11/30/14   88
  61  02/28/2005     120       116       300     296   6.284%  $  1,314          4           28  11/30/14   88
  62  02/28/2005     120       116       300     296   6.284%  $  1,314          4           28  11/30/14   88
  63  02/28/2005     120       116       300     296   6.284%  $  1,302          4           28  11/30/14   88
  64  02/28/2005     120       116       300     296   6.284%  $  1,302          4           28  11/30/14   88
  65  02/28/2005     120       116       300     296   6.284%  $  1,290          4           28  11/30/14   88
  66  02/28/2005     120       116       300     296   6.284%  $  1,278          4           28  11/30/14   88
  67  02/28/2005     120       116       300     296   6.284%  $  1,278          4           28  11/30/14   88
  68  02/28/2005     120       116       300     296   6.284%  $  1,266          4           28  11/30/14   88
  69  02/28/2005     120       116       300     296   6.284%  $  1,242          4           28  11/30/14   88
  70  02/28/2005     120       116       300     296   6.284%  $  1,230          4           28  11/30/14   88

---------------------------------------------------------------------------------------------------------
                                                                      PRIMARY
                                       MASTER              MASTER      EXCESS
LOAN                          ADMIN   SERVICE   PRIMARY    EXCESS    SERVICING                    EXCESS
POOL                           COST     FEE     SERVICE  SERV. FEE    FEE RATE   DEAL   TRUSTEE   SERVICE
 NO.  DEF/YM  YM2  YM1  OPEN   RATE     RATE   FEE RATE  RATE (BPS)    (BPS)     FEES  FEE RATE  FEE RATE
---------------------------------------------------------------------------------------------------------

   2                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   3                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   4                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   5                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   6                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   7                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   8                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
   9                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  10                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  15                       7   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  28                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  29                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  30                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  31                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  32                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  33                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
  36                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  37                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  38                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  39                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  40                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  41                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  42                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  43                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  44                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  45                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  46                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  47                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  48                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  49                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  50                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  51                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  52                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  53                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  54                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  55                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  56                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  57                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  58                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  59                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  60                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  61                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  62                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  63                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  64                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  65                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  66                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  67                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  68                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  69                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  70                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000




------------------------------------------------------------------------------------------------------------

LOAN  MORTGAGE
POOL    LOAN      LOAN                                                                             CUT-OFF
 NO.   SELLER    NUMBER                           PROPERTY NAME                                 DATE BALANCE
------------------------------------------------------------------------------------------------------------

  71     WFB     24-036  JL Holdings Portfolio - Greenwell Springs Rd. - Greenwell Springs, LA   $   184,868
  72     WFB     24-037  JL Holdings Portfolio - U.S. Highway 98 - Daphne, AL                    $   181,243
  73     WFB     24-038  JL Holdings Portfolio - Parkview - New Iberia, LA                       $   181,243
  74     WFB     24-039  JL Holdings Portfolio - Highway 61 North - Natchez, MS                  $   181,243
  75     WFB     24-040  JL Holdings Portfolio - Greeno Road - Fairhope, AL                      $   181,243
  76     WFB     24-041  JL Holdings Portfolio - Forsythe St. - Monroe, LA                       $   181,243
  77     WFB     24-042  JL Holdings Portfolio - Sampson St. - Westlake, LA                      $   179,431
  78     WFB     24-043  JL Holdings Portfolio - North Hwy. 190 East - Covington, LA             $   177,619
  79     WFB     24-044  JL Holdings Portfolio - Highland Rd. - Baton Rouge, LA                  $   173,994
  80     WFB     24-045  JL Holdings Portfolio - S. Trenton St. - Ruston, LA                     $   172,181
  81     WFB     24-046  JL Holdings Portfolio - Highway 90 - Pace, FL                           $   170,369
  82     WFB     24-047  JL Holdings Portfolio - Cottage Hill Road - Mobile, AL                  $   168,556
  83     WFB     24-048  JL Holdings Portfolio - Canton Mart Road - Jackson, MS                  $   166,744
  84     WFB     24-049  JL Holdings Portfolio - E. Main St. - Ville Platte, LA                  $   166,744
  85     WFB     24-050  JL Holdings Portfolio - St. Stephens Road - Mobile, AL                  $   164,932
  86     WFB     24-051  JL Holdings Portfolio - McFarland Blvd. N. - Tuscaloosa, AL             $   164,932
  87     WFB     24-052  JL Holdings Portfolio - E. Beach Rd. - Long Beach, MS                   $   164,932
  88     WFB     24-053  JL Holdings Portfolio - Highway 59 S. - Robertsdale, AL                 $   164,932
  89     WFB     24-054  JL Holdings Portfolio - Highway 43 - Thomasville, AL                    $   164,932
  90     WFB     24-055  JL Holdings Portfolio - L.A. Highway 1 South - Brusly, LA               $   163,119
  91     WFB     24-056  JL Holdings Portfolio - McFarland Blvd. W. - Northport, AL              $   161,307
  92     WFB     24-057  JL Holdings Portfolio - Main Street - Franklin, LA                      $   161,307
  93     WFB     24-058  JL Holdings Portfolio - Lowe-Grout Rd. - Iowa, LA                       $   157,682
  94     WFB     24-059  JL Holdings Portfolio - Broadway St. - Delhi, LA                        $   157,682
  95     WFB     24-060  JL Holdings Portfolio - Thomas Rd. - Monroe, LA                         $   155,869
  96     WFB     24-061  JL Holdings Portfolio - 8th Street - Meridian, MS                       $   154,057
  97     WFB     24-062  JL Holdings Portfolio - Highway 165 South - Oakdale, LA                 $   152,244
  98     WFB     24-063  JL Holdings Portfolio - Springhill Avenue - Mobile, AL                  $   150,432
  99     WFB     24-064  JL Holdings Portfolio - Hwy 15 N. - Laurel, MS                          $   150,432
 100     WFB     24-065  JL Holdings Portfolio - Airline Hwy. - Metairie, LA                     $   148,620
 101     WFB     24-066  JL Holdings Portfolio - U.S. 165 Bypass - Monroe, LA                    $   146,807
 102     WFB     24-067  JL Holdings Portfolio - Gause Blvd. - Slidell, LA                       $   146,807
 103     WFB     24-068  JL Holdings Portfolio - Highway 28 - Livingston, AL                     $   146,807
 104     WFB     24-069  JL Holdings Portfolio - West Street - Vinton, LA                        $   146,807
 105     WFB     24-070  JL Holdings Portfolio - Ruth St. - Sulphur, LA                          $   143,182
 106     WFB     24-071  JL Holdings Portfolio - Carter St. - Vidalia, LA                        $   143,182
 107     WFB     24-072  JL Holdings Portfolio - N. Frontage Road - Meridian, MS                 $   143,182
 108     WFB     24-073  JL Holdings Portfolio - E. 4th St. - DeQuincey, LA                      $   143,182
 109     WFB     24-074  JL Holdings Portfolio - Beacon Street - Laurel, MS                      $   139,557
 110     WFB     24-075  JL Holdings Portfolio - Hwy. 171 - Lake Charles, LA                     $   132,308
 111     WFB     24-076  JL Holdings Portfolio - St. Charles Ave. - New Orleans, LA              $   130,495
 112     WFB     24-077  JL Holdings Portfolio - Halls Ferry Road - Vicksburg, MS                $   123,246
 113     WFB     24-078  JL Holdings Portfolio - Government Blvd. - Mobile, AL                   $   121,433
 114     WFB     24-079  JL Holdings Portfolio - South Jackson Street - Grove Hill, AL           $   112,371
 115     WFB     24-080  JL Holdings Portfolio - LA Hwy 16 - Denham Springs, LA                  $    96,059
 116     WFB     24-081  JL Holdings Portfolio - W. Laurel St. - Eunice, LA                      $    86,997
 117     WFB     24-082  JL Holdings Portfolio - Ambassador Caffrey Pkwy. - Lafayette, LA        $    85,184
 118     WFB     24-083  JL Holdings Portfolio - Hwy 190 Bypass - Covington, LA                  $    83,372
 119     WFB     24-084  JL Holdings Portfolio - Airline Highway - Baton Rouge, LA               $    77,935
 120     WFB     24-085  JL Holdings Portfolio - Martin Luther King Blvd. - Houma, LA            $    77,935
 121     WFB     24-086  JL Holdings Portfolio - N. University Avenue - Lafayette, LA            $    67,060
 122     WFB     24-087  JL Holdings Portfolio - MacArthur Dr - Alexandria, LA                   $    59,810
 123     WFB     24-088  JL Holdings Portfolio - Ponchatrain Drive - Slidell, LA                 $    45,311
 124     WFB     24-089  JL Holdings Portfolio - Johnston St. - Lafayette, LA                    $    36,249
 125     WFB     24-090  JL Holdings Portfolio - Jefferson Blvd. - Lafayette, LA                 $     3,625
 128     WFB     27-001  Penn Field Office Warehouse                                             $14,650,000
 129     WFB     28-001  Georgetown Suites & Harbour Hotel                                       $13,285,982
 144     WFB     43-001  Quality Suites Shady Grove & Sleep Inn                                  $11,183,813
 145     WFB     44-001  Marketplace at Webb Chapel                                              $10,988,667
 151     WFB     50-001  Promenade on the River                                                  $ 9,487,950

--------------------------------------------------------------------------------------------------------------------

                  ORIGINAL                                      MONTHLY
LOAN               TERM TO                                       DEBT
POOL              MATURITY  REMAINING   ORIG.   REM.            SERVICE                           LO END        DEF/
 NO.   NOTE DATE   OR ARD      TERM    AMORT.  AMORT.   RATE     (P&I)   SEASONING  YM CODE  LO    DATE    DEF   YM1
--------------------------------------------------------------------------------------------------------------------

  71  02/28/2005     120       116       300     296   6.284%  $  1,230          4           28  11/30/14   88
  72  02/28/2005     120       116       300     296   6.284%  $  1,206          4           28  11/30/14   88
  73  02/28/2005     120       116       300     296   6.284%  $  1,206          4           28  11/30/14   88
  74  02/28/2005     120       116       300     296   6.284%  $  1,206          4           28  11/30/14   88
  75  02/28/2005     120       116       300     296   6.284%  $  1,206          4           28  11/30/14   88
  76  02/28/2005     120       116       300     296   6.284%  $  1,206          4           28  11/30/14   88
  77  02/28/2005     120       116       300     296   6.284%  $  1,194          4           28  11/30/14   88
  78  02/28/2005     120       116       300     296   6.284%  $  1,182          4           28  11/30/14   88
  79  02/28/2005     120       116       300     296   6.284%  $  1,158          4           28  11/30/14   88
  80  02/28/2005     120       116       300     296   6.284%  $  1,145          4           28  11/30/14   88
  81  02/28/2005     120       116       300     296   6.284%  $  1,133          4           28  11/30/14   88
  82  02/28/2005     120       116       300     296   6.284%  $  1,121          4           28  11/30/14   88
  83  02/28/2005     120       116       300     296   6.284%  $  1,109          4           28  11/30/14   88
  84  02/28/2005     120       116       300     296   6.284%  $  1,109          4           28  11/30/14   88
  85  02/28/2005     120       116       300     296   6.284%  $  1,097          4           28  11/30/14   88
  86  02/28/2005     120       116       300     296   6.284%  $  1,097          4           28  11/30/14   88
  87  02/28/2005     120       116       300     296   6.284%  $  1,097          4           28  11/30/14   88
  88  02/28/2005     120       116       300     296   6.284%  $  1,097          4           28  11/30/14   88
  89  02/28/2005     120       116       300     296   6.284%  $  1,097          4           28  11/30/14   88
  90  02/28/2005     120       116       300     296   6.284%  $  1,085          4           28  11/30/14   88
  91  02/28/2005     120       116       300     296   6.284%  $  1,073          4           28  11/30/14   88
  92  02/28/2005     120       116       300     296   6.284%  $  1,073          4           28  11/30/14   88
  93  02/28/2005     120       116       300     296   6.284%  $  1,049          4           28  11/30/14   88
  94  02/28/2005     120       116       300     296   6.284%  $  1,049          4           28  11/30/14   88
  95  02/28/2005     120       116       300     296   6.284%  $  1,037          4           28  11/30/14   88
  96  02/28/2005     120       116       300     296   6.284%  $  1,025          4           28  11/30/14   88
  97  02/28/2005     120       116       300     296   6.284%  $  1,013          4           28  11/30/14   88
  98  02/28/2005     120       116       300     296   6.284%  $  1,001          4           28  11/30/14   88
  99  02/28/2005     120       116       300     296   6.284%  $  1,001          4           28  11/30/14   88
 100  02/28/2005     120       116       300     296   6.284%  $    989          4           28  11/30/14   88
 101  02/28/2005     120       116       300     296   6.284%  $    977          4           28  11/30/14   88
 102  02/28/2005     120       116       300     296   6.284%  $    977          4           28  11/30/14   88
 103  02/28/2005     120       116       300     296   6.284%  $    977          4           28  11/30/14   88
 104  02/28/2005     120       116       300     296   6.284%  $    977          4           28  11/30/14   88
 105  02/28/2005     120       116       300     296   6.284%  $    953          4           28  11/30/14   88
 106  02/28/2005     120       116       300     296   6.284%  $    953          4           28  11/30/14   88
 107  02/28/2005     120       116       300     296   6.284%  $    953          4           28  11/30/14   88
 108  02/28/2005     120       116       300     296   6.284%  $    953          4           28  11/30/14   88
 109  02/28/2005     120       116       300     296   6.284%  $    928          4           28  11/30/14   88
 110  02/28/2005     120       116       300     296   6.284%  $    880          4           28  11/30/14   88
 111  02/28/2005     120       116       300     296   6.284%  $    868          4           28  11/30/14   88
 112  02/28/2005     120       116       300     296   6.284%  $    820          4           28  11/30/14   88
 113  02/28/2005     120       116       300     296   6.284%  $    808          4           28  11/30/14   88
 114  02/28/2005     120       116       300     296   6.284%  $    748          4           28  11/30/14   88
 115  02/28/2005     120       116       300     296   6.284%  $    639          4           28  11/30/14   88
 116  02/28/2005     120       116       300     296   6.284%  $    579          4           28  11/30/14   88
 117  02/28/2005     120       116       300     296   6.284%  $    567          4           28  11/30/14   88
 118  02/28/2005     120       116       300     296   6.284%  $    555          4           28  11/30/14   88
 119  02/28/2005     120       116       300     296   6.284%  $    518          4           28  11/30/14   88
 120  02/28/2005     120       116       300     296   6.284%  $    518          4           28  11/30/14   88
 121  02/28/2005     120       116       300     296   6.284%  $    446          4           28  11/30/14   88
 122  02/28/2005     120       116       300     296   6.284%  $    398          4           28  11/30/14   88
 123  02/28/2005     120       116       300     296   6.284%  $    301          4           28  11/30/14   88
 124  02/28/2005     120       116       300     296   6.284%  $    241          4           28  11/30/14   88
 125  02/28/2005     120       116       300     296   6.284%  $     24          4           28  11/30/14   88
 128  06/20/2005     120       120       360     360   5.560%  $ 83,733          0     H     35  06/30/08         81
 129  06/01/2005     120       119       360     359   5.700%  $ 77,193          1           35  04/30/15   83
 144  05/12/2005     120       119       300     299   5.990%  $ 72,093          1           35  04/30/15   83
 145  05/26/2005     180       179       360     359   5.820%  $ 64,683          1           35  11/30/19  138
 151  05/10/2005     120       119       330     329   5.650%  $ 56,779          1     H     35  05/31/08         81

---------------------------------------------------------------------------------------------------------
                                                                      PRIMARY
                                       MASTER              MASTER      EXCESS
LOAN                          ADMIN   SERVICE   PRIMARY    EXCESS    SERVICING
POOL                           COST     FEE     SERVICE  SERV. FEE    FEE RATE   DEAL  (TRUSTEE   SERVICE
 NO.  DEF/YM  YM2  YM1  OPEN   RATE     RATE   FEE RATE  RATE (BPS)    (BPS)     FEES  FEE RATE  FEE RATE
---------------------------------------------------------------------------------------------------------

  71                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  72                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  73                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  74                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  75                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  76                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  77                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  78                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  79                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  80                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  81                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  82                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  83                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  84                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  85                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  86                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  87                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  88                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  89                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  90                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  91                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  92                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  93                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  94                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  95                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  96                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  97                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  98                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
  99                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 100                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 101                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 102                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 103                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 104                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 105                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 106                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 107                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 108                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 109                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 110                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 111                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 112                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 113                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 114                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 115                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 116                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 117                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 118                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 119                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 120                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 121                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 122                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 123                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 124                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 125                       4   5.220    0.000     0.000       5.000      0.000  0.000     0.220     0.000
 128                       4   8.220    2.000     5.000       1.000      0.000  7.000     0.220     6.000
 129                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 144                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 145                       7   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 151                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000




------------------------------------------------------------------------------------------------------------

LOAN  MORTGAGE
POOL    LOAN      LOAN                                                                             CUT-OFF
 NO.   SELLER    NUMBER                           PROPERTY NAME                                 DATE BALANCE
------------------------------------------------------------------------------------------------------------

 152     WFB     51-001  Northpark Center                                                        $ 9,389,731
 159     WFB     58-001  Centerpoint Mall                                                        $ 8,000,000
 161     WFB     60-001  Security Public Storage - Huntington Beach                              $ 7,000,000
 164     WFB     63-001  TownCentre Professional Brentwood                                       $ 6,884,894
 165     WFB     64-001  Comfort Inn Palm Beach Lakes                                            $ 6,590,461
 166     WFB     65-001  Superior Mini Storage                                                   $ 6,575,000
 168     WFB     67-001  Missouri City Shopping Center                                           $ 6,268,424
 169     WFB     68-001  Alaskan Apartments                                                      $ 6,036,880
 180     WFB     79-001  Parkway Plaza Shopping Center                                           $ 5,200,000
 182     WFB     81-001  Circle K Portfolio Pod 2 - 2708 W Buckeye Rd                            $   647,000
 183     WFB     81-002  Circle K Portfolio Pod 2 - 1523 E McDowell                              $   606,000
 184     WFB     81-003  Circle K Portfolio Pod 2 - 4005 E Union Hills                           $   583,000
 185     WFB     81-004  Circle K Portfolio Pod 2 - 2702 W Deer Valley RD                        $   564,000
 186     WFB     81-005  Circle K Portfolio Pod 2 - 2524 W Thunderbird                           $   543,000
 187     WFB     81-006  Circle K Portfolio Pod 2 - 4403 E Van Buren St                          $   525,000
 188     WFB     81-007  Circle K Portfolio Pod 2 - 1602 E Washington                            $   525,000
 189     WFB     81-008  Circle K Portfolio Pod 2 - 1605 E Bell Rd                               $   487,000
 190     WFB     81-009  Circle K Portfolio Pod 2 - 5350 N 27th Ave                              $   449,000
 192     WFB     83-001  Circle K Portfolio Pod 6 - 1953 HWY 260                                 $   626,000
 193     WFB     83-002  Circle K Portfolio Pod 6 - 2551 HWY 95                                  $   555,000
 194     WFB     83-003  Circle K Portfolio Pod 6 - 13549 E Chandler Blvd                        $   555,000
 195     WFB     83-004  Circle K Portfolio Pod 6 - 311 E Deuce of Clubs                         $   529,000
 196     WFB     83-005  Circle K Portfolio Pod 6 - 16802 E Williams Field                       $   503,000
 197     WFB     83-006  Circle K Portfolio Pod 6 - 1441 E Florence Blvd                         $   445,000
 198     WFB     83-007  Circle K Portfolio Pod 6 - 2911 Grand Ave                               $   431,000
 199     WFB     83-008  Circle K Portfolio Pod 6 - 1654 White Mt Blvd                           $   413,000
 200     WFB     83-009  Circle K Portfolio Pod 6 - 110 S Main St                                $   368,000
 201     WFB     83-010  Circle K Portfolio Pod 6 - 695 S 4th Ave                                $   320,000
 202     WFB     84-001  Golden Valley Town Square                                               $ 4,744,917
 210     WFB     91-001  Cedar Springs Mobile Estates                                            $ 4,000,000
 211     WFB     92-001  Boston Street Self Storage                                              $ 3,993,694
 212     WFB     93-001  Comfort Inn - Hall of Fame                                              $ 3,941,545
 213     WFB     94-001  Quality Inn West End                                                    $ 3,814,479
 219     WFB    100-001  Airport Plaza                                                           $ 3,500,000
 220     WFB    101-001  Red Cedar Plaza                                                         $ 3,446,903
 221     WFB    102-001  Mt. Si Business Park                                                    $ 3,346,333
 226     WFB    107-001  Victoria Gardens Apartments                                             $ 3,090,531
 231     WFB    112-001  Young Life                                                              $ 2,993,779
 232     WFB    113-001  Campus Knoll I and Campus Center Apts                                   $ 2,893,257
 233     WFB    114-001  London Gold Chandler                                                    $ 2,839,904
 236     WFB    117-001  Gender Road Self Storage                                                $ 2,700,000
 241     WFB    122-001  DIA Self Storage                                                        $ 2,552,353
 242     WFB    123-001  Storage Pro Business Center                                             $ 2,500,000
 246     WFB    127-001  Plaza Leyenda                                                           $ 2,245,661
 249     WFB    130-001  Pep Boys Plaza                                                          $ 2,000,000
 252     WFB    133-001  4401 Hazel Avenue Office                                                $ 1,950,000
 259     WFB    140-001  London Gold Peoria                                                      $ 1,640,214
 263     WFB    144-001  La Quinta Village - Sperling                                            $ 1,428,521
 264     WFB    145-001  Mission Square                                                          $ 1,408,427
 265     WFB    146-001  Clay Street Business Park                                               $ 1,398,485
 267     WFB    148-001  Sable Shops                                                             $ 1,328,619
 268     WFB    149-001  Dollar General Alabama Portfolio Pool 1 - Hwy 119                       $   464,690
 269     WFB    149-002  Dollar General Alabama Portfolio Pool 1 - Airport Rd.                   $   442,860
 270     WFB    149-003  Dollar General Alabama Portfolio Pool 1 - 7th Ave                       $   417,450
 271     WFB    150-001  Walgreen's Ridgecrest                                                   $ 1,300,000
 273     WFB    152-001  Central Self Storage - Warner Road                                      $ 1,200,000
 275     WFB    154-001  Stratford Business Park                                                 $ 1,192,422

--------------------------------------------------------------------------------------------------------------------

                  ORIGINAL                                      MONTHLY
LOAN               TERM TO                                       DEBT
POOL              MATURITY  REMAINING   ORIG.   REM.            SERVICE                           LO END        DEF/
 NO.   NOTE DATE   OR ARD      TERM    AMORT.  AMORT.   RATE     (P&I)   SEASONING  YM CODE  LO    DATE    DEF   YM1
--------------------------------------------------------------------------------------------------------------------

 152  05/19/2005     120       119       360     359   5.510%  $ 53,431          1           35  02/28/15   81
 159  07/01/2005     120       120       360     360   5.210%  $ 43,978          0           35  03/31/15   81
 161  04/29/2005     120       118       360     360   5.450%  $ 39,526          2           35  03/31/15   83
 164  04/15/2005     120       118       360     358   5.170%  $ 37,761          2           35  03/31/15   83
 165  05/12/2005     120       119       300     299   5.990%  $ 42,484          1           35  04/30/15   83
 166  05/26/2005     120       120       360     360   5.480%  $ 37,250          0           35  05/31/15   83
 168  05/20/2005     120       119       360     359   5.730%  $ 36,540          1           35  02/28/15   81
 169  04/15/2005     120       118       360     358   5.215%  $ 33,277          2     H     35  04/30/08         81
 180  05/31/2005     120       120       300     300   5.445%  $ 31,762          0           35  03/31/15   81
 182  10/01/2004     120       111       300     300   6.040%  $  4,184          9           36  06/30/14   80
 183  10/01/2004     120       111       300     300   6.040%  $  3,919          9           36  06/30/14   80
 184  10/01/2004     120       111       300     300   6.040%  $  3,771          9           36  06/30/14   80
 185  10/01/2004     120       111       300     300   6.040%  $  3,648          9           36  06/30/14   80
 186  10/01/2004     120       111       300     300   6.040%  $  3,512          9           36  06/30/14   80
 187  10/01/2004     120       111       300     300   6.040%  $  3,395          9           36  06/30/14   80
 188  10/01/2004     120       111       300     300   6.040%  $  3,395          9           36  06/30/14   80
 189  10/01/2004     120       111       300     300   6.040%  $  3,150          9           36  06/30/14   80
 190  10/01/2004     120       111       300     300   6.040%  $  2,904          9           36  06/30/14   80
 192  10/01/2004     120       111       300     300   6.040%  $  4,049          9           36  06/30/14   80
 193  10/01/2004     120       111       300     300   6.040%  $  3,589          9           36  06/30/14   80
 194  10/01/2004     120       111       300     300   6.040%  $  3,589          9           36  06/30/14   80
 195  10/01/2004     120       111       300     300   6.040%  $  3,421          9           36  06/30/14   80
 196  10/01/2004     120       111       300     300   6.040%  $  3,253          9           36  06/30/14   80
 197  10/01/2004     120       111       300     300   6.040%  $  2,878          9           36  06/30/14   80
 198  10/01/2004     120       111       300     300   6.040%  $  2,787          9           36  06/30/14   80
 199  10/01/2004     120       111       300     300   6.040%  $  2,671          9           36  06/30/14   80
 200  10/01/2004     120       111       300     300   6.040%  $  2,380          9           36  06/30/14   80
 201  10/01/2004     120       111       300     300   6.040%  $  2,070          9           36  06/30/14   80
 202  05/13/2005     120       119       360     359   5.620%  $ 27,329          1           35  02/28/15   81
 210  04/13/2005     120       118       360     360   5.520%  $ 22,762          2           35  01/31/15   81
 211  05/09/2005     120       119       300     299   5.420%  $ 24,373          1           35  02/28/15   81
 212  05/12/2005     120       119       300     299   5.990%  $ 25,408          1           35  04/30/15   83
 213  05/12/2005     120       119       300     299   5.990%  $ 24,589          1           35  04/30/15   83
 219  05/25/2005     120       120       360     360   5.490%  $ 19,851          0     H     35  06/30/08         81
 220  05/24/2005     120       119       300     299   5.850%  $ 21,926          1           35  02/28/15   81
 221  05/20/2005     120       119       360     359   5.500%  $ 19,021          1           35  02/28/15   81
 226  04/14/2005     120       118       300     298   5.330%  $ 18,723          2           35  01/31/15   81
 231  05/03/2005     240       239       240     239   6.360%  $ 22,121          1     H     35  05/31/08        201
 232  05/09/2005     120       119       240     239   5.390%  $ 19,769          1           35  02/28/15   81
 233  04/06/2005     180       179       180     179   5.650%  $ 23,514          1     H     35  05/31/08        141
 236  06/02/2005     120       120       300     300   5.760%  $ 17,002          0     H     35  06/30/08         81
 241  05/11/2005     120       119       360     359   5.790%  $ 14,975          1     H     35  05/31/08         81
 242  05/26/2005     120       120       330     330   5.770%  $ 15,128          0     H     35  06/30/08         81
 246  04/07/2005     120       118       360     358   5.760%  $ 13,145          2     H     35  04/30/08         81
 249  06/08/2005     120       120       240     240   5.760%  $ 14,053          0           35  03/31/15   81
 252  04/22/2005     120       119       360     360   5.710%  $ 11,330          1           35  04/30/15   83
 259  04/06/2005     180       179       204     203   5.720%  $ 12,628          1     H     35  05/31/08        141
 263  05/09/2005      84        83       360     359   5.800%  $  8,391          1           35  02/29/12   45
 264  05/03/2005      60        59       360     359   5.400%  $  7,918          1           35  02/28/10   21
 265  05/09/2005     120       119       360     359   5.560%  $  8,002          1           35  02/28/15   81
 267  04/15/2005     120       119       360     359   5.780%  $  7,787          1           35  02/28/15   81
 268  06/15/2005     120       120       300     300   5.710%  $  2,912          0           35  03/31/15   81
 269  06/15/2005     120       120       300     300   5.710%  $  2,775          0           35  03/31/15   81
 270  06/15/2005     120       120       300     300   5.710%  $  2,616          0           35  03/31/15   81
 271  05/27/2005     240       240       240     240   5.910%  $  9,246          0     H     35  06/30/08        201
 273  05/19/2005     120       120       360     360   5.420%  $  6,753          0           35  05/31/15   83
 275  11/18/2004     120       114       360     354   5.640%  $  6,919          6     H     35  12/31/07         83

---------------------------------------------------------------------------------------------------------
                                                                      PRIMARY
                                       MASTER              MASTER      EXCESS
LOAN                          ADMIN   SERVICE   PRIMARY    EXCESS    SERVICING                    EXCESS
POOL                           COST     FEE     SERVICE  SERV. FEE    FEE RATE   DEAL   TRUSTEE   SERVICE
 NO.  DEF/YM  YM2  YM1  OPEN   RATE     RATE   FEE RATE  RATE (BPS)    (BPS)     FEES  FEE RATE  FEE RATE
---------------------------------------------------------------------------------------------------------

 152                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 159                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 161                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 164                       2   8.220    2.000     5.000       1.000      0.000  7.000     0.220     6.000
 165                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 166                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 168                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 169                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 180                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 182                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 183                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 184                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 185                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 186                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 187                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 188                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 189                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 190                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 192                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 193                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 194                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 195                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 196                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 197                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 198                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 199                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 200                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 201                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 202                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 210                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 211                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 212                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 213                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 219                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 220                       4   5.220    2.000     1.000       2.000      0.000  3.000     0.220     3.000
 221                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 226                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 231                       4   7.220    2.000     1.000       4.000      0.000  3.000     0.220     5.000
 232                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 233                       4  10.220    2.000     5.000       3.000      0.000  7.000     0.220     8.000
 236                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 241                       4   7.220    2.000     1.000       4.000      0.000  3.000     0.220     5.000
 242                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 246                       4  12.220    2.000     5.000       5.000      0.000  7.000     0.220    10.000
 249                       4  10.220    2.000     1.000       7.000      0.000  3.000     0.220     8.000
 252                       2   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 259                       4  15.220    2.000     5.000       8.000      0.000  7.000     0.220    13.000
 263                       4  12.220    2.000     1.000       9.000      0.000  3.000     0.220    10.000
 264                       4   3.220    2.000     1.000       0.000      0.000  3.000     0.220     1.000
 265                       4  12.220    2.000     1.000       9.000      0.000  3.000     0.220    10.000
 267                       4  12.220    2.000     1.000       9.000      0.000  3.000     0.220    10.000
 268                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 269                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 270                       4  20.220    2.000     1.000      17.000      0.000  3.000     0.220    18.000
 271                       4  15.220    2.000     1.000      12.000      0.000  3.000     0.220    13.000
 273                       2  15.220    2.000     1.000      12.000      0.000  3.000     0.220    13.000
 275                       2  12.220    2.000     1.000       9.000      0.000  3.000     0.220    10.000


MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

AGGREGATE SCHEDULE



                                                                                                                           EXCESS
  LOAN                                                                                                                  SERVICE FEE
POOL NO.   MORTGAGE LOAN SELLER   LOAN NUMBER                               PROPERTY NAME                                   RATE
-----------------------------------------------------------------------------------------------------------------------------------

    1      MSMC                       1-001     One Buckhead                                                                1.000
    2      WFB                        2-001     Bristol Group Portfolio - Extra Space Storage - San Ramon                   1.000
    3      WFB                        2-002     Bristol Group Portfolio - Extra Space Storage - Port Washington             1.000
    4      WFB                        2-003     Bristol Group Portfolio - Extra Space Storage - Green Brook                 1.000
    5      WFB                        2-004     Bristol Group Portfolio - Extra Space Storage - Concord                     1.000
    6      WFB                        2-005     Bristol Group Portfolio - Extra Space Storage - Black Horse                 1.000
    7      WFB                        2-006     Bristol Group Portfolio - Extra Space Storage - Kings Park                  1.000
    8      WFB                        2-007     Bristol Group Portfolio - Extra Space Storage - Brentwood                   1.000
    9      WFB                        2-008     Bristol Group Portfolio - Extra Space Storage - Manchester                  1.000
    10     WFB                        2-009     Bristol Group Portfolio - Extra Space Storage - Derry                       1.000
    11     MSMC                       3-001     Adobe Building                                                              1.000
    12     MSMC                       4-001     Brooks Brothers Building                                                    1.000
    13     BSCMI                      5-001     Hilton Del Mar                                                              1.000
    14     BSCMI                      6-001     New London Mall                                                             1.000
    15     WFB                        7-001     Indian Springs Center                                                       1.000
    16     PCF                        8-001     Sherwood Lakes Apartments                                                   1.000
    17     BSCMI                      9-001     Port Covington Shopping Center                                              1.000
    18     PCF                       10-001     Lewis Portfolio - Boca Storage                                              1.000
    19     PCF                       11-001     Lewis Portfolio - Deerfield Storage                                         1.000
    20     BSCMI                     12-001     Fairfield Center                                                            6.000
    21     PCF                       13-001     7300 Linder Avenue                                                          1.000
    22     BSCMI                     14-001     Wilton Shopping Center                                                      6.000
    23     BSCMI                     15-001     Shops at Kalakaua                                                           1.000
    24     PCF                       16-001     Oak Tree Village Apartments                                                 1.000
    25     BSCMI                     17-001     Doubletree Minneapolis                                                      1.000
    26     MSMC                      18-001     Parkway Center                                                              1.000
    27     PCF                       19-001     Sandy Springs Plaza Retail Center                                           1.000
    28     WFB                       20-001     Hinckley Portfolio - Stuart Facility                                        1.000
    29     WFB                       20-002     Hinckley Portfolio - Portsmouth Facility                                    1.000
    30     WFB                       20-003     Hinckley Portfolio - SW Harbor Shore                                        1.000
    31     WFB                       20-004     Hinckley Portfolio - Trenton Facility                                       1.000
    32     WFB                       20-005     Hinckley Portfolio - SW Harbor Bass Harbor                                  1.000
    33     WFB                       21-001     Veco Alaska Building                                                        1.000
    34     PCF                       22-001     Chantilly Crossing                                                          1.000
    35     BSCMI                     23-001     The Hotel Metro                                                             1.000
    36     WFB                       24-001     JL Holdings Portfolio - Stillman Blvd. - Tuscaloosa, AL                     0.000
    37     WFB                       24-002     JL Holdings Portfolio - Perdido Key Drive - Pensacola, FL                   0.000
    38     WFB                       24-003     JL Holdings Portfolio - So. McKenzie - Foley, AL                            0.000
    39     WFB                       24-004     JL Holdings Portfolio - 59 & Fort Morgan Rd. - Gulf Shores, AL              0.000
    40     WFB                       24-005     JL Holdings Portfolio - Monroe Hwy. - Pineville, LA                         0.000
    41     WFB                       24-006     JL Holdings Portfolio - Siegan Lane - Baton Rouge, LA                       0.000
    42     WFB                       24-007     JL Holdings Portfolio - West Esplanade Ave. - Kenner, LA                    0.000
    43     WFB                       24-008     JL Holdings Portfolio - Church Point Highway - Rayne, LA                    0.000
    44     WFB                       24-009     JL Holdings Portfolio - Walker South Road - Walker, LA                      0.000
    45     WFB                       24-010     JL Holdings Portfolio - Center St. - New Iberia, LA                         0.000
    46     WFB                       24-011     JL Holdings Portfolio - Airport Blvd. - Mobile, AL                          0.000
    47     WFB                       24-012     JL Holdings Portfolio - Florida Blvd. - Baton Rouge, LA                     0.000
    48     WFB                       24-013     JL Holdings Portfolio - Highway 73 - Geismar, LA                            0.000
    49     WFB                       24-014     JL Holdings Portfolio - Westbank Expressway - Westwego, LA                  0.000
    50     WFB                       24-015     JL Holdings Portfolio - W. Park Ave. - Gray, LA                             0.000
    51     WFB                       24-016     JL Holdings Portfolio - Highway 90 W - Mobile, AL                           0.000
    52     WFB                       24-017     JL Holdings Portfolio - Moffett Rd. - Semines, AL                           0.000
    53     WFB                       24-018     JL Holdings Portfolio - Airport Blvd. - Mobile, AL                          0.000
    54     WFB                       24-019     JL Holdings Portfolio - Jones Creek Rd. - Baton Rouge, LA                   0.000
    55     WFB                       24-020     JL Holdings Portfolio - Harding Blvd. - Baton Rouge, LA                     0.000
    56     WFB                       24-021     JL Holdings Portfolio - Hwy 43 N. - Saraland, AL                            0.000
    57     WFB                       24-022     JL Holdings Portfolio - Skyland Blvd. - Tuscaloosa, AL                      0.000
    58     WFB                       24-023     JL Holdings Portfolio - Airport Blvd. - Mobile, AL                          0.000
    59     WFB                       24-024     JL Holdings Portfolio - Northshore Blvd. - Slidell, LA                      0.000
    60     WFB                       24-025     JL Holdings Portfolio - Main St. - Zachary, LA                              0.000
    61     WFB                       24-026     JL Holdings Portfolio - Lapalco Blvd. - Harvey, LA                          0.000
    62     WFB                       24-027     JL Holdings Portfolio - Hwy 90 - Paradis, LA                                0.000
    63     WFB                       24-028     JL Holdings Portfolio - N. Puma Dr. - Hammond, LA                           0.000
    64     WFB                       24-029     JL Holdings Portfolio - Sam Houston Jones Parkway - Lake Charles, LA        0.000
    65     WFB                       24-030     JL Holdings Portfolio - W. Aloha Dr. - Diamondhead, MS                      0.000
    66     WFB                       24-031     JL Holdings Portfolio - W. Michigan Avenue - Pensacola, FL                  0.000
    67     WFB                       24-032     JL Holdings Portfolio - Airline - Gonzales, LA                              0.000
    68     WFB                       24-033     JL Holdings Portfolio - W. Tunnel Blvd. - Houma, LA                         0.000
    69     WFB                       24-034     JL Holdings Portfolio - U.S. Hwy. 90 - East - Bayou Vista, LA               0.000
    70     WFB                       24-035     JL Holdings Portfolio - Gulf Breeze Parkway - Gulf Breeze, FL               0.000
    71     WFB                       24-036     JL Holdings Portfolio - Greenwell Springs Rd. - Greenwell Springs, LA       0.000
    72     WFB                       24-037     JL Holdings Portfolio - U.S. Highway 98 - Daphne, AL                        0.000
    73     WFB                       24-038     JL Holdings Portfolio - Parkview - New Iberia, LA                           0.000
    74     WFB                       24-039     JL Holdings Portfolio - Highway 61 North - Natchez, MS                      0.000
    75     WFB                       24-040     JL Holdings Portfolio - Greeno Road - Fairhope, AL                          0.000
    76     WFB                       24-041     JL Holdings Portfolio - Forsythe St. - Monroe, LA                           0.000
    77     WFB                       24-042     JL Holdings Portfolio - Sampson St. - Westlake, LA                          0.000
    78     WFB                       24-043     JL Holdings Portfolio - North Hwy. 190 East - Covington, LA                 0.000
    79     WFB                       24-044     JL Holdings Portfolio - Highland Rd. - Baton Rouge, LA                      0.000
    80     WFB                       24-045     JL Holdings Portfolio - S. Trenton St. - Ruston, LA                         0.000
    81     WFB                       24-046     JL Holdings Portfolio - Highway 90 - Pace, FL                               0.000
    82     WFB                       24-047     JL Holdings Portfolio - Cottage Hill Road - Mobile, AL                      0.000
    83     WFB                       24-048     JL Holdings Portfolio - Canton Mart Road - Jackson, MS                      0.000
    84     WFB                       24-049     JL Holdings Portfolio - E. Main St. - Ville Platte, LA                      0.000
    85     WFB                       24-050     JL Holdings Portfolio - St. Stephens Road - Mobile, AL                      0.000
    86     WFB                       24-051     JL Holdings Portfolio - McFarland Blvd. N. - Tuscaloosa, AL                 0.000
    87     WFB                       24-052     JL Holdings Portfolio - E. Beach Rd. - Long Beach, MS                       0.000
    88     WFB                       24-053     JL Holdings Portfolio - Highway 59 S. - Robertsdale, AL                     0.000
    89     WFB                       24-054     JL Holdings Portfolio - Highway 43 - Thomasville, AL                        0.000
    90     WFB                       24-055     JL Holdings Portfolio - L.A. Highway 1 South - Brusly, LA                   0.000
    91     WFB                       24-056     JL Holdings Portfolio - McFarland Blvd. W. - Northport, AL                  0.000
    92     WFB                       24-057     JL Holdings Portfolio - Main Street - Franklin, LA                          0.000
    93     WFB                       24-058     JL Holdings Portfolio - Lowe-Grout Rd. - Iowa, LA                           0.000
    94     WFB                       24-059     JL Holdings Portfolio - Broadway St. - Delhi, LA                            0.000
    95     WFB                       24-060     JL Holdings Portfolio - Thomas Rd. - Monroe, LA                             0.000
    96     WFB                       24-061     JL Holdings Portfolio - 8th Street - Meridian, MS                           0.000
    97     WFB                       24-062     JL Holdings Portfolio - Highway 165 South - Oakdale, LA                     0.000
    98     WFB                       24-063     JL Holdings Portfolio - Springhill Avenue - Mobile, AL                      0.000
    99     WFB                       24-064     JL Holdings Portfolio - Hwy 15 N. - Laurel, MS                              0.000
   100     WFB                       24-065     JL Holdings Portfolio - Airline Hwy. - Metairie, LA                         0.000
   101     WFB                       24-066     JL Holdings Portfolio - U.S. 165 Bypass - Monroe, LA                        0.000
   102     WFB                       24-067     JL Holdings Portfolio - Gause Blvd. - Slidell, LA                           0.000
   103     WFB                       24-068     JL Holdings Portfolio - Highway 28 - Livingston, AL                         0.000
   104     WFB                       24-069     JL Holdings Portfolio - West Street - Vinton, LA                            0.000
   105     WFB                       24-070     JL Holdings Portfolio - Ruth St. - Sulphur, LA                              0.000
   106     WFB                       24-071     JL Holdings Portfolio - Carter St. - Vidalia, LA                            0.000
   107     WFB                       24-072     JL Holdings Portfolio - N. Frontage Road - Meridian, MS                     0.000
   108     WFB                       24-073     JL Holdings Portfolio - E. 4th St. - DeQuincey, LA                          0.000
   109     WFB                       24-074     JL Holdings Portfolio - Beacon Street - Laurel, MS                          0.000
   110     WFB                       24-075     JL Holdings Portfolio - Hwy. 171 - Lake Charles, LA                         0.000
   111     WFB                       24-076     JL Holdings Portfolio - St. Charles Ave. - New Orleans, LA                  0.000
   112     WFB                       24-077     JL Holdings Portfolio - Halls Ferry Road - Vicksburg, MS                    0.000
   113     WFB                       24-078     JL Holdings Portfolio - Government Blvd. - Mobile, AL                       0.000
   114     WFB                       24-079     JL Holdings Portfolio - South Jackson Street - Grove Hill, AL               0.000
   115     WFB                       24-080     JL Holdings Portfolio - LA Hwy 16 - Denham Springs, LA                      0.000
   116     WFB                       24-081     JL Holdings Portfolio - W. Laurel St. - Eunice, LA                          0.000
   117     WFB                       24-082     JL Holdings Portfolio - Ambassador Caffrey Pkwy. - Lafayette, LA            0.000
   118     WFB                       24-083     JL Holdings Portfolio - Hwy 190 Bypass - Covington, LA                      0.000
   119     WFB                       24-084     JL Holdings Portfolio - Airline Highway - Baton Rouge, LA                   0.000
   120     WFB                       24-085     JL Holdings Portfolio - Martin Luther King Blvd. - Houma, LA                0.000
   121     WFB                       24-086     JL Holdings Portfolio - N. University Avenue - Lafayette, LA                0.000
   122     WFB                       24-087     JL Holdings Portfolio - MacArthur Dr - Alexandria, LA                       0.000
   123     WFB                       24-088     JL Holdings Portfolio - Ponchatrain Drive - Slidell, LA                     0.000
   124     WFB                       24-089     JL Holdings Portfolio - Johnston St. - Lafayette, LA                        0.000
   125     WFB                       24-090     JL Holdings Portfolio - Jefferson Blvd. - Lafayette, LA                     0.000
   126     BSCMI                     25-001     Lansing Square                                                              1.000
   127     BSCMI                     26-001     Eastgate Shopping Center                                                    1.000
   128     WFB                       27-001     Penn Field Office Warehouse                                                 6.000
   129     WFB                       28-001     Georgetown Suites & Harbour Hotel                                           1.000
   130     PCF                       29-001     Ashland & Roosevelt Shopping Center                                         1.000
   131     BSCMI                     30-001     Hyde Park                                                                   1.000
   132     BSCMI                     31-001     Downtown Plaza                                                              5.000
   133     BSCMI                     32-001     Woodfield Plaza                                                             1.000
   134     MSMC                      33-001     Plaza Escondida                                                             1.000
   135     BSCMI                     34-001     Academy Sports San Antonio                                                  5.000
   136     BSCMI                     35-001     Academy Sports Houma                                                        5.000
   137     BSCMI                     36-001     Academy Sports Port Arthur                                                  5.000
   138     BSCMI                     37-001     Academy Sports Midland                                                      5.000
   139     BSCMI                     38-001     Schaumburg Promenade I & II                                                 1.000
   140     BSCMI                     39-001     Rowland Heights Plaza                                                      10.000
   141     MSMC                      40-001     Mt. Sinai Shopping Center                                                   1.000
   142     PCF                       41-001     Plaza 400 Office Park                                                       1.000
   143     BSCMI                     42-001     Santana Village                                                             1.000
   144     WFB                       43-001     Quality Suites Shady Grove & Sleep Inn                                      1.000
   145     WFB                       44-001     Marketplace at Webb Chapel                                                  1.000
   146     MSMC                      45-001     Vineyard Valley Center                                                      1.000
   147     BSCMI                     46-001     Brick Walk                                                                  6.000
   148     BSCMI                     47-001     Valley View Apartments                                                      8.000
   149     BSCMI                     48-001     Mt. Vernon Avenue                                                          10.000
   150     MSMC                      49-001     2009 - 2013 Farralon Drive                                                  1.000
   151     WFB                       50-001     Promenade on the River                                                      1.000
   152     WFB                       51-001     Northpark Center                                                            1.000
   153     BSCMI                     52-001     Village at Preston Hollow                                                   1.000
   154     MSMC                      53-001     Colonial Ridge Apartments                                                   1.000
   155     BSCMI                     54-001     Riverview Gardens                                                           1.000
   156     BSCMI                     55-001     Lake Shore Apartments                                                       8.000
   157     BSCMI                     56-001     Bishops Corner                                                              1.000
   158     PCF                       57-001     Lyons Tech V                                                                1.000
   159     WFB                       58-001     Centerpoint Mall                                                            1.000
   160     MSMC                      59-001     Hampton Inn - Bowling Green                                                 1.000
   161     WFB                       60-001     Security Public Storage - Huntington Beach                                  1.000
   162     BSCMI                     61-001     4269 Broadway                                                               1.000
   163     MSMC                      62-001     Veterinary Referral Center of North Texas                                   1.000
   164     WFB                       63-001     TownCentre Professional Brentwood                                           6.000
   165     WFB                       64-001     Comfort Inn Palm Beach Lakes                                                1.000
   166     WFB                       65-001     Superior Mini Storage                                                       1.000
   167     BSCMI                     66-001     River Square                                                                1.000
   168     WFB                       67-001     Missouri City Shopping Center                                               1.000
   169     WFB                       68-001     Alaskan Apartments                                                          1.000
   170     PCF                       69-001     Hamilton & Webster Building                                                 1.000
   171     MSMC                      70-001     1250 New Horizons Boulevard                                                 1.000
   172     BSCMI                     71-001     Sportmart Crystal Lake                                                      1.000
   173     BSCMI                     72-001     Bally's - Rancho Cucamonga                                                  5.000
   174     PCF                       73-001     Mizner Place                                                                1.000
   175     PCF                       74-001     13050 E. Smith Road                                                         1.000
   176     MSMC                      75-001     24-Hour Fitness                                                             6.000
   177     BSCMI                     76-001     11440 San Vicente Blvd.                                                     1.000
   178     BSCMI                     77-001     Gateway Square                                                              1.000
   179     PCF                       78-001     Morningside Proffesional Plaza                                              1.000
   180     WFB                       79-001     Parkway Plaza Shopping Center                                               1.000
   181     PCF                       80-001     Congress Center North                                                       1.000
   182     WFB                       81-001     Circle K Portfolio Pod 2 - 2708 W Buckeye Rd                               18.000
   183     WFB                       81-002     Circle K Portfolio Pod 2 - 1523 E McDowell                                 18.000
   184     WFB                       81-003     Circle K Portfolio Pod 2 - 4005 E Union Hills                              18.000
   185     WFB                       81-004     Circle K Portfolio Pod 2 - 2702 W Deer Valley RD                           18.000
   186     WFB                       81-005     Circle K Portfolio Pod 2 - 2524 W Thunderbird                              18.000
   187     WFB                       81-006     Circle K Portfolio Pod 2 - 4403 E Van Buren St                             18.000
   188     WFB                       81-007     Circle K Portfolio Pod 2 - 1602 E Washington                               18.000
   189     WFB                       81-008     Circle K Portfolio Pod 2 - 1605 E Bell Rd                                  18.000
   190     WFB                       81-009     Circle K Portfolio Pod 2 - 5350 N 27th Ave                                 18.000
   191     PCF                       82-001     48571 Milmont Drive                                                         1.000
   192     WFB                       83-001     Circle K Portfolio Pod 6 - 1953 HWY 260                                    18.000
   193     WFB                       83-002     Circle K Portfolio Pod 6 - 2551 HWY 95                                     18.000
   194     WFB                       83-003     Circle K Portfolio Pod 6 - 13549 E Chandler Blvd                           18.000
   195     WFB                       83-004     Circle K Portfolio Pod 6 - 311 E Deuce of Clubs                            18.000
   196     WFB                       83-005     Circle K Portfolio Pod 6 - 16802 E Williams Field                          18.000
   197     WFB                       83-006     Circle K Portfolio Pod 6 - 1441 E Florence Blvd                            18.000
   198     WFB                       83-007     Circle K Portfolio Pod 6 - 2911 Grand Ave                                  18.000
   199     WFB                       83-008     Circle K Portfolio Pod 6 - 1654 White Mt Blvd                              18.000
   200     WFB                       83-009     Circle K Portfolio Pod 6 - 110 S Main St                                   18.000
   201     WFB                       83-010     Circle K Portfolio Pod 6 - 695 S 4th Ave                                   18.000
   202     WFB                       84-001     Golden Valley Town Square                                                   1.000
   203     PCF                       85-001     1201 Cadillac Court                                                         1.000
   204     MSMC                      86-001     1490 Madison Avenue                                                         1.000
   205     PCF                       87-001     Harbor Place                                                                1.000
   206     PCF                       88-001     Mills Station Mills Walk Shopping Center                                    1.000
   207     MSMC                      89-001     Metrocenter Portfolio - Parcel 4                                            1.000
   208     MSMC                      89-002     Metrocenter Portfolio - Parcel 3                                            1.000
   209     BSCMI                     90-001     29003 Sherman Avenue                                                        1.000
   210     WFB                       91-001     Cedar Springs Mobile Estates                                                1.000
   211     WFB                       92-001     Boston Street Self Storage                                                  1.000
   212     WFB                       93-001     Comfort Inn - Hall of Fame                                                  1.000
   213     WFB                       94-001     Quality Inn West End                                                        1.000
   214     BSCMI                     95-001     Lowe's Asheboro                                                             1.000
   215     PCF                       96-001     Creekside Business Park                                                     1.000
   216     PCF                       97-001     1535 East Moreland Boulevard                                                1.000
   217     MSMC                      98-001     East & 32 Mini-Storage                                                      1.000
   218     PCF                       99-001     Woodbine Commons                                                            1.000
   219     WFB                      100-001     Airport Plaza                                                               1.000
   220     WFB                      101-001     Red Cedar Plaza                                                             3.000
   221     WFB                      102-001     Mt. Si Business Park                                                        1.000
   222     PCF                      103-001     7199 Natural Bridge Road                                                    1.000
   223     MSMC                     104-001     6328 Richmond Highway                                                       1.000
   224     MSMC                     105-001     Canyon Center                                                               1.000
   225     BSCMI                    106-001     CVS - Lake Jackson                                                          1.000
   226     WFB                      107-001     Victoria Gardens Apartments                                                 1.000
   227     PCF                      108-001     10616 South Western Avenue                                                  1.000
   228     BSCMI                    109-001     CVS Jacksonville                                                            6.000
   229     PCF                      110-001     Meadowlands Village                                                         1.000
   230     MSMC                     111-001     Maple Place                                                                11.000
   231     WFB                      112-001     Young Life                                                                  5.000
   232     WFB                      113-001     Campus Knoll I and Campus Center Apts                                       1.000
   233     WFB                      114-001     London Gold Chandler                                                        8.000
   234     BSCMI                    115-001     Cypress Village                                                             1.000
   235     BSCMI                    116-001     Eckerd - Norfolk                                                            1.000
   236     WFB                      117-001     Gender Road Self Storage                                                    1.000
   237     BSCMI                    118-001     Lowe's Martinsburg                                                          1.000
   238     BSCMI                    119-001     Tower Market                                                                1.000
   239     PCF                      120-001     1205-1275 Atlantic Street                                                   1.000
   240     BSCMI                    121-001     Eckerd Roswell                                                              1.000
   241     WFB                      122-001     DIA Self Storage                                                            5.000
   242     WFB                      123-001     Storage Pro Business Center                                                 1.000
   243     PCF                      124-001     8050 North Mesa Street                                                      1.000
   244     MSMC                     125-001     Greenwood Plaza I & II                                                      1.000
   245     BSCMI                    126-001     West Park Self Storage                                                      1.000
   246     WFB                      127-001     Plaza Leyenda                                                              10.000
   247     MSMC                     128-001     Pine Ridge Apartments                                                       1.000
   248     BSCMI                    129-001     CVS - Indianapolis                                                          6.000
   249     WFB                      130-001     Pep Boys Plaza                                                              8.000
   250     PCF                      131-001     4200 Forestville Road                                                       1.000
   251     PCF                      132-001     Pack Rat Storage                                                            1.000
   252     WFB                      133-001     4401 Hazel Avenue Office                                                    1.000
   253     PCF                      134-001     Windsor Plaza                                                               1.000
   254     PCF                      135-001     Westwood Village Apartments                                                 1.000
   255     PCF                      136-001     Emerald Point Apartments                                                    1.000
   256     PCF                      137-001     Oxford and Savannah Apartments                                              1.000
   257     MSMC                     138-001     York Square Apartments                                                      1.000
   258     MSMC                     139-001     Lakemont Apartments                                                         1.000
   259     WFB                      140-001     London Gold Peoria                                                         13.000
   260     PCF                      141-001     Larkwood Plaza Retail Center                                                1.000
   261     PCF                      142-001     The Shops At Quincy Place                                                   1.000
   262     PCF                      143-001     Alki Court Apartments                                                       1.000
   263     WFB                      144-001     La Quinta Village - Sperling                                               10.000
   264     WFB                      145-001     Mission Square                                                              1.000
   265     WFB                      146-001     Clay Street Business Park                                                  10.000
   266     PCF                      147-001     Osceola Crossing                                                            1.000
   267     WFB                      148-001     Sable Shops                                                                10.000
   268     WFB                      149-001     Dollar General Alabama Portfolio Pool 1 - Hwy 119                          18.000
   269     WFB                      149-002     Dollar General Alabama Portfolio Pool 1 - Airport Rd.                      18.000
   270     WFB                      149-003     Dollar General Alabama Portfolio Pool 1 - 7th Ave                          18.000
   271     WFB                      150-001     Walgreen's Ridgecrest                                                      13.000
   272     MSMC                     151-001     Heatherwood Apartments                                                      1.000
   273     WFB                      152-001     Central Self Storage - Warner Road                                         13.000
   274     MSMC                     153-001     Park Center                                                                 1.000
   275     WFB                      154-001     Stratford Business Park                                                    10.000
   276     MSMC                     155-001     Rite Aid-McKinleyville, CA                                                  1.000
   277     PCF                      156-001     Rochester Townhouse Apartments                                              1.000


                                   EXHIBIT K-1

                          FORM OF PURCHASE AGREEMENT I

                                     K-1-1

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 19, 2005

================================================================================

5.             REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s) ..........................................................   17
Agreement .................................................................    2
Certificate Purchase Agreement ............................................    2
Certificates ..............................................................    2
Closing Date ..............................................................    3
Collateral Information ....................................................   10
Crossed Mortgage Loans ....................................................   16
Defective Mortgage Loan ...................................................   16
Final Judicial Determination ..............................................   19
Fiscal Agent ..............................................................    2
Indemnification Agreement .................................................   13
Initial Purchasers ........................................................    2
Master Servicer ...........................................................    2
Material Breach ...........................................................   15
Material Document Defect ..................................................   15
Memorandum ................................................................    2
Mortgage File .............................................................    4
Mortgage Loan Schedule ....................................................    3
Mortgage Loans ............................................................    2
Officer's Certificate .....................................................    7
Other Mortgage Loans ......................................................    2
Pooling and Servicing Agreement ...........................................    2
Private Certificates ......................................................    2
Prospectus Supplement .....................................................    2
Public Certificates .......................................................    2
Purchaser .................................................................    2
Repurchased Loan ..........................................................   17
Seller ....................................................................    2
Special Servicer ..........................................................    2
Trust .....................................................................    2
Trustee ...................................................................    2
Underwriters ..............................................................    2
Underwriting Agreement ....................................................    2

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                    (BEAR STEARNS COMMERCIAL MORTGAGE LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 19,
2005, between Bear Stearns Commercial Mortgage, Inc. ("Seller"), and Morgan
Stanley Capital I Inc. ("Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of July 1, 2005 between Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer (the
"Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells
Fargo Bank, National Association, as paying agent and certificate registrar, and
ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). In exchange for the
Mortgage Loans and certain other mortgage loans to be purchased by Purchaser
(collectively the "Other Mortgage Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
A-4B, Class A-J, Class B, Class C and Class D Certificates (the "Public
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"), pursuant to an Underwriting
Agreement, between Purchaser and the Underwriters, dated July 19, 2005 (the
"Underwriting Agreement"), and the Class X-1, Class X-2, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
R-I, Class R-II and Class R-III Certificates (the "Private Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc. (the "Initial Purchasers") pursuant to a Certificate Purchase
Agreement, between Purchaser and the Initial Purchasers, dated July 19, 2005
(the "Certificate Purchase Agreement"). The Underwriters will offer the Public
Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 19, 2005 (together, the
"Prospectus Supplement"), and the Initial Purchasers will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
July 19, 2005 (the "Memorandum").

                                        2

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

XI. AGREEMENT TO PURCHASE.

A. SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A SERVICING
RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE SCHEDULE (THE "MORTGAGE
LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1, AS SUCH SCHEDULE MAY BE AMENDED TO
REFLECT THE ACTUAL MORTGAGE LOANS ACCEPTED BY PURCHASER PURSUANT TO THE TERMS
HEREOF. THE CUT-OFF DATE WITH RESPECT TO THE MORTGAGE LOANS IS JULY 1, 2005. THE
MORTGAGE LOANS WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF
BUSINESS ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $400,839,733. THE SALE OF THE
MORTGAGE LOANS SHALL TAKE PLACE ON JULY 28, 2005 OR SUCH OTHER DATE AS SHALL BE
MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE "CLOSING DATE"). THE PURCHASE
PRICE TO BE PAID BY PURCHASER FOR THE MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET
FORTH AS SUCH PURCHASE PRICE ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE
PAID TO SELLER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING
DATE.

B. ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO THE
POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO
THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET FORTH
IN SECTION 14), AND THE TRUSTEE SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST
IN AND TO THE MORTGAGE LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE
EXTENT SET FORTH IN SECTION 14).

XII. CONVEYANCE OF MORTGAGE LOANS.

A. EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF THE
CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES HEREBY TRANSFER,
ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER, WITHOUT RECOURSE, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN ALL THE RIGHT, TITLE AND INTEREST OF SELLER, WITH
THE UNDERSTANDING THAT A SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED
JULY 1, 2005, WILL BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO THE
MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING DATE.
THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON OR PRIOR
TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF THIS AGREEMENT AND THE
POOLING AND SERVICING

                                        3

AGREEMENT. IN CONNECTION WITH SUCH TRANSFER AND ASSIGNMENT, SELLER SHALL DELIVER
TO OR ON BEHALF OF THE TRUSTEE, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE
CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN CLAUSE 2.2.1 HEREOF) FOR EACH
MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH BUSINESS DAY AFTER THE CLOSING DATE,
FIVE LIMITED POWERS OF ATTORNEY SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS
EXHIBIT 5 IN FAVOR OF THE TRUSTEE AND THE SPECIAL SERVICER TO EMPOWER THE
TRUSTEE AND, IN THE EVENT OF THE FAILURE OR INCAPACITY OF THE TRUSTEE, THE
SPECIAL SERVICER, TO SUBMIT FOR RECORDING, AT THE EXPENSE OF SELLER, ANY
MORTGAGE LOAN DOCUMENTS REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT AND ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING
THEREON THAT ARE REQUIRED TO BE INCLUDED IN THE MORTGAGE FILES (SO LONG AS
ORIGINAL COUNTERPARTS HAVE PREVIOUSLY BEEN DELIVERED TO THE TRUSTEE). SELLER
AGREES TO REASONABLY COOPERATE WITH THE TRUSTEE AND THE SPECIAL SERVICER IN
CONNECTION WITH ANY ADDITIONAL POWERS OF ATTORNEY OR REVISIONS THERETO THAT ARE
REQUESTED BY SUCH PARTIES FOR PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO
AGREE THAT NO SUCH POWER OF ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE
LOAN BY OR UNDER AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT THE
ABSENCE OF A DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE WITH RESPECT TO
SUCH MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE EARLIER OF (I) THE DATE THAT IS
180 DAYS FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO
EVENT EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY)
ON WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE
TRUSTEE SHALL SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET
FORTH ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH ASSIGNMENTS
FOR RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT ANY SUCH ASSIGNMENT
FOR RECORDING AND CERTIFIES THAT SELLER IS AWAITING ITS RETURN FROM THE
APPLICABLE RECORDING OFFICE. IN ADDITION, NOT LATER THAN THE 30TH DAY FOLLOWING
THE CLOSING DATE, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF
THE REMAINING DOCUMENTS OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH
SUCH EXCEPTIONS AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH
MORTGAGE LOAN (EACH, A "MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM
"WITHOUT RECOURSE" DOES NOT MODIFY THE DUTIES OF SELLER UNDER SECTION 5 HEREOF.)

B. ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE CLOSING DATE
ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW ON BEHALF OF SELLER AT
ALL TIMES PRIOR TO THE CLOSING DATE. THE MORTGAGE FILES SHALL BE RELEASED FROM
ESCROW UPON CLOSING OF THE SALE OF THE MORTGAGE LOANS AND PAYMENTS OF THE
PURCHASE PRICE THEREFOR AS CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH
MORTGAGE LOAN SHALL CONTAIN THE FOLLOWING DOCUMENTS:

                                        4

     1. THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-TOP19, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY" OR IF THE
ORIGINAL MORTGAGE NOTE IS NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH
A COPY OF THE MORTGAGE NOTE ATTACHED THERETO;

     2. THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND, IF THE
MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A CERTIFIED TRUE COPY OF
THE POWER OF ATTORNEY CERTIFIED BY THE PUBLIC RECORDER'S OFFICE, WITH EVIDENCE
OF RECORDING THEREON (IF RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH
SUCH POWER OF ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF SUCH ORIGINAL
MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF RECORDING THEREON ON OR PRIOR TO
THE 45TH DAY FOLLOWING THE CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC
RECORDING OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR RECORDATION
OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST, SELLER SHALL DELIVER OR CAUSE
TO BE DELIVERED TO THE TRUSTEE A TRUE AND CORRECT COPY OF SUCH MORTGAGE,
TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
AN OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT SUCH ORIGINAL
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER
RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
ORIGINAL RECORDED MORTGAGE;

     3. THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER MATERIAL
MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF ANY, WITH EVIDENCE OF
RECORDING THEREON, OR IF ANY SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT HAS BEEN DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR
RECORDATION AND EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON OR HAS BEEN LOST
AFTER RECORDATION, A TRUE COPY OF SUCH MODIFICATION, CONSOLIDATION OR EXTENSION
CERTIFIED BY SELLER TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE
PUBLIC RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH
ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN DISPATCHED
OR SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
THE CASE OF AN ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT
HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY IS

                                        5

A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT, AND THE ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

     4. AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN FORM AND
SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER OF RECORD IN FAVOR OF
"LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I
INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19,"
PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE
ELECTRONIC REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE, NO SUCH
ASSIGNMENTS WILL BE REQUIRED TO BE SUBMITTED FOR RECORDING OR FILING AND
INSTEAD, SELLER SHALL TAKE ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO
BE SHOWN AS THE OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES
OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES
MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER SERVICER AND THE SPECIAL
SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE
RECORD OF MERS;

     5. ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING THEREON OR, IF SUCH ORIGINAL
ASSIGNMENTS OF MORTGAGE HAVE BEEN DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE
FOR RECORDATION, CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING ASSIGNMENT OF
MORTGAGE RETAINED BY SELLER, A COPY THEREOF CERTIFIED BY SELLER OR, IF ANY
ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE HAS NOT YET BEEN RETURNED ON OR
PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING
OFFICE OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH (I) IN
THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN OFFICER'S
CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS RECORDED THAT SUCH
COPY IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED INTERVENING ASSIGNMENT
OF MORTGAGE;

     6. IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE MORTGAGE, THE
ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON OR, IF
SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY
OF SUCH ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE

                                        6

COPY OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR RECORDING, TOGETHER WITH
(I) AN ORIGINAL OF EACH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF
RECORDING THEREON AND SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE
NAMED ASSIGNEE TO THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF SUCH
ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED FROM THE APPLICABLE PUBLIC RECORDING
OFFICE, A COPY OF SUCH ASSIGNMENT CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE
COPY OF THE ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL
ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM, SIGNED BY THE
HOLDER OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-TOP19," WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED ASSIGNMENT
OF MORTGAGE, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF
MERS OR ITS DESIGNEE, NO ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF THE
TRUSTEE WILL BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL
TAKE ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER
OF THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF
RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND
SHALL DELIVER TO THE MASTER SERVICER AND THE SPECIAL SERVICER EVIDENCE
CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

     7. THE ORIGINAL OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL SECURITY
FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

     8. THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH ORIGINAL TITLE
INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL BINDER OR ACTUAL TITLE
COMMITMENT OR A COPY THEREOF CERTIFIED BY THE TITLE COMPANY WITH THE ORIGINAL
TITLE INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A
PRELIMINARY TITLE REPORT BINDING ON THE TITLE COMPANY WITH AN ORIGINAL TITLE
INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE;

     9. (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS THEREOF) AND
(B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE TRUSTEE EXECUTED AND DELIVERED IN
CONNECTION WITH THE MORTGAGE LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN
RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE
RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING
TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL
DELIVER TO THE MASTER SERVICER AND THE SPECIAL SERVICER EVIDENCE

                                        7

CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

     10. COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE LOAN
WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH GROUND LEASE AND THERE IS A LIEN IN
FAVOR OF THE MORTGAGEE IN SUCH LEASE;

     11. COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND INTERCREDITOR
AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY INTERCREDITOR AGREEMENT, AND A
COPY (THAT IS, NOT THE ORIGINAL) OF THE MORTGAGE NOTE EVIDENCING THE RELATED B
NOTE), IF ANY, RELATED TO ANY MORTGAGE LOAN;

     12. EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE ASSIGNED AND
DELIVERED TO THE TRUSTEE ON BEHALF OF THE TRUST WITH A COPY TO BE HELD BY THE
PRIMARY SERVICER (OR THE MASTER SERVICER), AND APPLIED, DRAWN, REDUCED OR
RELEASED IN ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE PRIMARY SERVICING
AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE HELD BY THE PRIMARY
SERVICER (OR THE MASTER SERVICER) ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE
HELD BY THE TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH
DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND
SERVICING AGREEMENT AND THE PRIMARY SERVICING AGREEMENT (IT BEING UNDERSTOOD
THAT SELLER HAS AGREED (A) THAT THE PROCEEDS OF SUCH LETTER OF CREDIT BELONG TO
THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE CLOSING DATE, THE BANK ISSUING THE
LETTER OF CREDIT THAT THE LETTER OF CREDIT AND THE PROCEEDS THEREOF BELONG TO
THE TRUST, AND TO USE REASONABLE EFFORTS TO OBTAIN WITHIN 30 DAYS (BUT IN ANY
EVENT TO OBTAIN WITHIN 90 DAYS) FOLLOWING THE CLOSING DATE, AN ACKNOWLEDGEMENT
THEREOF BY THE BANK (WITH A COPY OF SUCH ACKNOWLEDGEMENT TO BE SENT TO THE
TRUSTEE) OR A REISSUED LETTER OF CREDIT AND (C) TO INDEMNIFY THE TRUST FOR ANY
LIABILITIES, CHARGES, COSTS, FEES OR OTHER EXPENSES ACCRUING FROM THE FAILURE OF
SELLER TO ASSIGN ALL THE RIGHTS TO THE LETTER OF CREDIT HEREUNDER INCLUDING THE
RIGHT AND POWER TO DRAW ON THE LETTER OF CREDIT). IN THE CASE OF CLAUSE (B)
ABOVE, ANY LETTER OF CREDIT HELD BY THE PRIMARY SERVICER (OR MASTER SERVICER)
SHALL BE HELD IN ITS CAPACITY AS AGENT OF THE TRUST, AND IF THE PRIMARY SERVICER
(OR MASTER SERVICER) SELLS ITS RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN,
THE PRIMARY SERVICER (OR MASTER SERVICER) HAS AGREED TO ASSIGN THE APPLICABLE
LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF THE SPECIAL SERVICER TO
SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN EACH

                                        8

CASE, AT THE EXPENSE OF THE PRIMARY SERVICER (OR MASTER SERVICER). THE PRIMARY
SERVICER (OR MASTER SERVICER) HAS AGREED TO INDEMNIFY THE TRUST FOR ANY LOSS
CAUSED BY THE INEFFECTIVENESS OF SUCH ASSIGNMENT;

     13. THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED TO ANY
MORTGAGE LOAN;

     14. THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH OTHER
MORTGAGED PROPERTIES SECURING MORTGAGE LOANS WITH A CUT-OFF DATE PRINCIPAL
BALANCE EQUAL TO OR GREATER THAN $20,000,000;

     15. ANY ENVIRONMENTAL INSURANCE POLICY;

     16. ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT; AND

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the
Trustee (as the case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

C. THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES REFERRED
TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE INSTRUMENT
ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE EXTENT PERMITTED BY
APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE AND ADMINISTRATIVE
INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND RECORDING OR FILING OF MULTIPLE
ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE
MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN
ACCORDANCE WITH THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES,
THE ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND THE
ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE LOANS NAMING
THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS ASSIGNEE. NOTWITHSTANDING THE
FACT THAT SUCH ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT
SEPARATE FROM THE ASSIGNMENTS OF MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING
STATEMENTS SHALL NAME THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE
ASSIGNEE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL
FOR ALL PURPOSES BE DEEMED TO HAVE BEEN

                                        9

TRANSFERRED FROM SELLER TO PURCHASER AND FROM PURCHASER TO THE TRUSTEE ON BEHALF
OF THE CERTIFICATEHOLDERS.

D. IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE LOAN,
ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS 2.2.2, 2.2.3,
2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON, SOLELY BECAUSE OF A DELAY
CAUSED BY THE PUBLIC RECORDING OFFICE WHERE SUCH DOCUMENT OR INSTRUMENT HAS BEEN
DELIVERED FOR RECORDATION WITHIN SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A
PHOTOCOPY THEREOF (CERTIFIED BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A
TRUE AND COMPLETE COPY OF THE ORIGINAL THEREOF SUBMITTED FOR RECORDING), TO THE
TRUSTEE WITHIN SUCH 45 DAY PERIOD, SELLER SHALL THEN DELIVER WITHIN 90 DAYS
AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR WITHIN SUCH LONGER PERIOD AFTER
THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO, WHICH CONSENT SHALL NOT BE
UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS CERTIFIED IN WRITING TO THE
TRUSTEE NO LESS OFTEN THAN MONTHLY, IN GOOD FAITH ATTEMPTING TO OBTAIN FROM THE
APPROPRIATE COUNTY RECORDER'S OFFICE SUCH ORIGINAL OR PHOTOCOPY).

E. THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED TO ALL
SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF DATE, ALL OTHER
PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE (OTHER THAN SCHEDULED
PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE CUT-OFF DATE), AND ALL PAYMENTS OF
INTEREST ON THE MORTGAGE LOANS ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF
DATE. ALL SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE
CUT-OFF DATE AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

F. WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE
SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT REFERRED TO IN CLAUSES 2.2.4
AND 2.2.6(II) ABOVE. WITHIN 90 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL
DELIVER AND PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE
TO BE SUBMITTED FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT REFERRED
TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS LOST OR RETURNED
UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF A DEFECT THEREIN, SELLER
SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE SUCH DEFECT, AND SELLER SHALL, AT
ITS OWN EXPENSE (EXCEPT IN THE CASE OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY
THE TRUSTEE), RECORD OR FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR
INSTRUMENT IN ACCORDANCE WITH THIS SECTION 2.

                                       10

G. DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT REQUIRED TO BE
DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO OR AT THE DIRECTION OF
THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE 75TH DAY AFTER
THE CLOSING DATE, IN ACCORDANCE WITH SECTION 3.1 OF THE PRIMARY SERVICING
AGREEMENT, IF APPLICABLE.

H. THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER (OR IN THE
ALTERNATIVE, THE PRIMARY SERVICER) SHALL INCLUDE, TO THE EXTENT REQUIRED TO BE
(AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE APPLICABLE MORTGAGE LOAN
DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE MORTGAGE NOTE, ANY MORTGAGE, THE
ASSIGNMENT OF LEASES AND THE ASSIGNMENT OF MORTGAGE, ANY GUARANTY/INDEMNITY
AGREEMENT, ANY LOAN AGREEMENT, THE INSURANCE POLICIES OR CERTIFICATES, AS
APPLICABLE, THE PROPERTY INSPECTION REPORTS, ANY FINANCIAL STATEMENTS ON THE
PROPERTY, ANY ESCROW ANALYSIS, THE TAX BILLS, THE APPRAISAL, THE ENVIRONMENTAL
REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY, FINANCIAL INFORMATION ON THE
BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF CREDIT, ANY INTERCREDITOR
AGREEMENT AND ANY ENVIRONMENTAL INSURANCE POLICIES. DELIVERY OF ANY OF THE
FOREGOING DOCUMENTS TO THE PRIMARY SERVICER SHALL BE DEEMED A DELIVERY TO THE
MASTER SERVICER AND SATISFY SELLER'S OBLIGATIONS UNDER THIS SUBPARAGRAPH.

I. UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO THIS
AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE OTHER CONTENTS
OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN PURCHASER AND ITS ASSIGNS, AND
THE OWNERSHIP OF ALL RECORDS AND DOCUMENTS WITH RESPECT TO THE RELATED MORTGAGE
LOAN PREPARED BY OR THAT COME INTO THE POSSESSION OF SELLER SHALL IMMEDIATELY
VEST IN PURCHASER AND ITS ASSIGNS, AND SHALL BE DELIVERED PROMPTLY BY SELLER TO
OR ON BEHALF OF EITHER THE TRUSTEE OR THE MASTER SERVICER AS SET FORTH HEREIN,
SUBJECT TO THE REQUIREMENTS OF THE PRIMARY SERVICING AGREEMENT. SELLER'S AND
PURCHASER'S RECORDS SHALL REFLECT THE TRANSFER OF EACH MORTGAGE LOAN FROM SELLER
TO PURCHASER AND ITS ASSIGNS AS A SALE.

J. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF THE
MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS PROVIDED IN THIS
SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE OF THE MORTGAGE LOANS AND
RELATED PROPERTY. IT IS, FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH
CONVEYANCE BE DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY
SELLER TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN
THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
ANY RELATED

                                       11

PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR ANY OTHER REASON THIS
AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY INTEREST IN THE MORTGAGE LOANS
OR ANY RELATED PROPERTY, THEN:

     1. THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

     2. THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO BE A
GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL OF SELLER'S RIGHT,
TITLE, AND INTEREST, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO:

          A. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
     FROM OR RELATING TO ANY OF THE FOLLOWING PROPERTY: THE MORTGAGE LOANS
     IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE, INCLUDING THE RELATED MORTGAGE
     NOTES, MORTGAGES, SECURITY AGREEMENTS, AND TITLE, HAZARD AND OTHER
     INSURANCE POLICIES, ALL DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER
     THE CUT-OFF DATE, ALL SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS AND ALL
     DISTRIBUTIONS WITH RESPECT THERETO, AND THE MORTGAGE FILES;

          B. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING
     FROM OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR
     INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS
     WITH RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN CLAUSE (A)
     ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON LIQUIDATION OF ANY
     INVESTMENT PURCHASED AT A DISCOUNT); AND

          C. ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED IN
     CLAUSES (A) AND (B) ABOVE.

K. THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED SECURITIES SHALL BE
DEEMED TO BE POSSESSION BY THE SECURED PARTY OR POSSESSION BY A PURCHASER FOR
PURPOSES OF PERFECTING THE SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL
CODE (INCLUDING, WITHOUT LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE
RELEVANT JURISDICTION. NOTWITHSTANDING

                                       12

THE FOREGOING, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE PERFECTION
OF ANY SUCH SECURITY INTEREST.

L. NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL BE DEEMED
TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR CONFIRMATIONS FROM,
SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF, OR PERSONS HOLDING FOR,
PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR THE PURPOSE OF PERFECTING SUCH
SECURITY INTEREST UNDER APPLICABLE LAW.

M. SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT, TAKE SUCH
REASONABLE ACTIONS AS MAY BE NECESSARY TO ENSURE THAT, IF THIS AGREEMENT WERE
DEEMED TO CREATE A SECURITY INTEREST IN THE PROPERTY DESCRIBED ABOVE, SUCH
SECURITY INTEREST WOULD BE DEEMED TO BE A PERFECTED SECURITY INTEREST OF FIRST
PRIORITY UNDER APPLICABLE LAW AND WILL BE MAINTAINED AS SUCH THROUGHOUT THE TERM
OF THE AGREEMENT. IN SUCH CASE, SELLER SHALL FILE ALL FILINGS NECESSARY TO
MAINTAIN THE EFFECTIVENESS OF ANY ORIGINAL FILINGS NECESSARY UNDER THE UNIFORM
COMMERCIAL CODE AS IN EFFECT IN ANY JURISDICTION TO PERFECT SUCH SECURITY
INTEREST IN SUCH PROPERTY. IN CONNECTION HEREWITH, PURCHASER SHALL HAVE ALL OF
THE RIGHTS AND REMEDIES OF A SECURED PARTY AND CREDITOR UNDER THE UNIFORM
COMMERCIAL CODE AS IN FORCE IN THE RELEVANT JURISDICTION.

N. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT TO
SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY MORTGAGE LOAN AS TO
WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN CLAUSE 2.2.1) REQUIRED TO BE
DELIVERED TO OR ON BEHALF OF THE TRUSTEE OR THE MASTER SERVICER PURSUANT TO THIS
SECTION 2 ON OR BEFORE THE CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY
EXECUTED OR IS DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER OF SUCH
OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND ASSIGNS' RIGHTS IN
RESPECT THEREOF PURSUANT TO SECTION 5.

XIII. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

A. SELLER SHALL (I) DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A
DISKETTE ACCEPTABLE TO PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT THE
MORTGAGE LOANS AS MAY BE REASONABLY REQUESTED BY PURCHASER, (II) DELIVER TO
PURCHASER INVESTOR FILES (COLLECTIVELY THE "COLLATERAL INFORMATION") WITH
RESPECT TO THE ASSETS PROPOSED TO BE INCLUDED IN THE MORTGAGE POOL AND MADE
AVAILABLE AT PURCHASER'S

                                       13

HEADQUARTERS IN NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN
ITS EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND MORTGAGE
FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF THE MORTGAGE LOANS.
THE FACT THAT PURCHASER HAS CONDUCTED OR HAS FAILED TO CONDUCT ANY PARTIAL OR
COMPLETE EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE
FILES FOR THE MORTGAGE LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE
TRUSTEE TO CAUSE SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
(EACH AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
LOANS PURSUANT TO SECTION 5 HEREOF.

B. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF ANY OF
PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL
SERVICER AND EACH RATING AGENCY TO EXAMINE AND AUDIT ALL BOOKS, RECORDS AND
FILES PERTAINING TO THE MORTGAGE LOANS, SELLER'S UNDERWRITING PROCEDURES AND
SELLER'S ABILITY TO PERFORM OR OBSERVE ALL OF THE TERMS, COVENANTS AND
CONDITIONS OF THIS AGREEMENT. SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT
ONE OR MORE OFFICES OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE
CONDUCTED IN A MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS
UPON REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS AND
AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY OF PURCHASER,
EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL SERVICER AND
EACH RATING AGENCY REASONABLY ADEQUATE FACILITIES, AS WELL AS THE ASSISTANCE OF
A SUFFICIENT NUMBER OF KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE
FAMILIAR WITH THE MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER
SHALL COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE PURCHASER WITH
ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL CONDITION AND ACCESS TO
KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS FOR THE PURPOSE OF ANSWERING
QUESTIONS WITH RESPECT TO SELLER'S FINANCIAL CONDITION, FINANCIAL STATEMENTS AS
PROVIDED TO PURCHASER OR OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO
CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN
ANY MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
PROVIDE THE MASTER SERVICER OR PRIMARY SERVICER, IF APPLICABLE, WITH ANY
ADDITIONAL INFORMATION IDENTIFIED BY THE MASTER SERVICER OR PRIMARY SERVICER, IF
APPLICABLE, AS NECESSARY TO COMPLETE THE CMSA PROPERTY FILE, TO THE EXTENT THAT
SUCH INFORMATION IS AVAILABLE.

C. PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR NOTICE OF
THE IDENTITY OF SUCH DESIGNEE OR AGENT.

                                       14

D. PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND THE
MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION AND THAT IS
NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH INFORMATION SHALL
NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO REQUIRE CONFIDENTIALITY UNDER ANY
CONFIDENTIALITY AGREEMENT IS HEREBY WAIVED) TO THE EXTENT SUCH INFORMATION IS
REQUIRED TO BE INCLUDED IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR
PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF
PURCHASER IS REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE PRECEDING
SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE PROPOSED FORM OF SUCH
DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND SELLER SHALL PROMPTLY, AND IN ANY
EVENT WITHIN TWO BUSINESS DAYS, NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN
WHICH CASE PURCHASER SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH
INACCURACIES. IF PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
SENTENCE, PURCHASER SHALL NOTIFY SELLER AND COOPERATE IN SELLER'S EFFORTS TO
OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE ASSURANCE THAT CONFIDENTIAL
TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF IN THE ABSENCE OF A
PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS COMPELLED AS A MATTER OF LAW TO
DISCLOSE SUCH INFORMATION, PURCHASER SHALL, PRIOR TO MAKING SUCH DISCLOSURE,
ADVISE AND CONSULT WITH SELLER AND ITS COUNSEL AS TO SUCH DISCLOSURE AND THE
NATURE AND WORDING OF SUCH DISCLOSURE AND PURCHASER SHALL USE REASONABLE EFFORTS
TO OBTAIN CONFIDENTIAL TREATMENT THEREFOR. NOTWITHSTANDING THE FOREGOING, IF
REASONABLY ADVISED BY COUNSEL THAT PURCHASER IS REQUIRED BY A REGULATORY AGENCY
OR COURT ORDER TO MAKE SUCH DISCLOSURE IMMEDIATELY, THEN PURCHASER SHALL BE
PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT PRIOR REVIEW BY SELLER.

XIV. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

A. TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES FOR THE
BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH MORTGAGE LOAN AS OF
THE DATE HEREOF (OR AS OF SUCH OTHER DATE SPECIFICALLY SET FORTH IN THE
PARTICULAR REPRESENTATION AND WARRANTY) EACH OF THE REPRESENTATIONS AND
WARRANTIES SET FORTH ON EXHIBIT 2 HERETO, EXCEPT AS OTHERWISE SET FORTH ON
SCHEDULE A ATTACHED HERETO, AND HEREBY FURTHER REPRESENTS AND WARRANTS TO
PURCHASER AS OF THE DATE HEREOF THAT:

     1. SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION IN
GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW

                                       15

YORK. SELLER HAS THE REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE
MORTGAGE LOANS AND TO TRANSFER AND CONVEY THE MORTGAGE LOANS TO PURCHASER AND
HAS THE REQUISITE POWER AND AUTHORITY TO EXECUTE AND DELIVER, ENGAGE IN THE
TRANSACTIONS CONTEMPLATED BY, AND PERFORM AND OBSERVE THE TERMS AND CONDITIONS
OF, THIS AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION, EXECUTION AND DELIVERY
HEREOF BY PURCHASER, THIS AGREEMENT CONSTITUTES THE VALID, LEGAL AND BINDING
AGREEMENT OF SELLER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (C) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY SELLER WITH THIS AGREEMENT, OR THE CONSUMMATION BY SELLER OF ANY
TRANSACTION CONTEMPLATED HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE
REQUIRED UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR RECORDING OF
FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND OTHER SIMILAR DOCUMENTS
NECESSARY IN CONNECTION WITH SELLER'S SALE OF THE MORTGAGE LOANS TO PURCHASER,
(C) SUCH CONSENTS, APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS,
FILINGS OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH CONSENT,
APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION, FILING OR NOTICE WOULD NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE PERFORMANCE BY SELLER UNDER THIS
AGREEMENT.

     4. NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER, CONFLICTS OR
WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A BREACH OF, OR CONSTITUTES OR
WILL CONSTITUTE A DEFAULT UNDER (A) ANY TERM OR PROVISION OF SELLER'S ARTICLES
OF ORGANIZATION OR BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR BY WHICH IT OR
ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE

                                       16

CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON ANY OF ITS
PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE, CONTRACT OR
OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C) AFTER GIVING
EFFECT TO THE CONSENTS OR TAKING OF THE ACTIONS CONTEMPLATED IN SUBSECTION
4.1.3, ANY LAW, RULE, REGULATION, ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF
ANY COURT OR GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER SELLER OR ITS
ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C)
ABOVE, ANY CONFLICT, BREACH OR DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN,
CHARGE OR ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY BY SELLER OR ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN WRITING AGAINST SELLER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF
THE MORTGAGE LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE
ABILITY OF SELLER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     6. ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO THIS
AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS RIGHT, TITLE AND
INTEREST IN AND TO THE MORTGAGE LOANS TO PURCHASER.

     7. TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT CERTAIN
INDEMNIFICATION AGREEMENT, DATED JULY 19, 2005, BETWEEN SELLER, PURCHASER, THE
UNDERWRITERS AND THE INITIAL PURCHASERS (THE "INDEMNIFICATION AGREEMENT"))
RELATING TO THE MORTGAGE LOANS DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A
MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS
SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO THE BENEFIT OF PURCHASER AND NO
OTHER PARTY.

                                       17

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

B. TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY REPRESENTS
AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

     1. PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD
STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH FULL POWER AND AUTHORITY
TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED BY IT.

     2. PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE LOANS, TO
EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO AND CONSUMMATE ALL
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. PURCHASER HAS DULY AND VALIDLY
AUTHORIZED THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND HAS
DULY AND VALIDLY EXECUTED AND DELIVERED THIS AGREEMENT. THIS AGREEMENT, ASSUMING
DUE AUTHORIZATION, EXECUTION AND DELIVERY BY SELLER, CONSTITUTES THE VALID AND
BINDING OBLIGATION OF PURCHASER, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS
TERMS, EXCEPT AS SUCH ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF
CREDITORS' RIGHTS GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY, REGARDLESS OF
WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY PURCHASER WITH THIS AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF
ANY TRANSACTION CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
PURCHASER.

     4. NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION, DELIVERY
AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL VIOLATE PURCHASER'S
CERTIFICATE OF INCORPORATION OR BY-LAWS OR CONSTITUTE A DEFAULT (OR AN EVENT
THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER,
OR RESULT IN A BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR

                                       18

INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE TO PURCHASER
OR ITS ASSETS.

     5. PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS PERFORMANCE
AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL NOT CONSTITUTE A VIOLATION
OF ANY LAW, RULE, WRIT, INJUNCTION, ORDER OR DECREE OF ANY COURT, OR ORDER OR
REGULATION OF ANY FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING
JURISDICTION OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY AND
ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR THE OPERATION OF
PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER.

     6. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED AGAINST PURCHASER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
LOANS, THE ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE FINANCIAL CONDITION OF
PURCHASER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF PURCHASER TO
PERFORM ITS OBLIGATION UNDER THIS AGREEMENT.

     7. PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT OR
OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL PURCHASERS AND
THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED TO ANY COMMISSION OR
COMPENSATION IN CONNECTION WITH THE SALE OF THE MORTGAGE LOANS OR CONSUMMATION
OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

XV. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

A. IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF THE
TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER DIRECTLY OR BY WAY
OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER TO THE TRUSTEE, THE
REPRESENTATIONS AND WARRANTIES SET

                                       19

FORTH ON EXHIBIT 2 HERETO (EACH AS OF THE DATE HEREOF UNLESS OTHERWISE
SPECIFIED).

B. IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND WHEN
REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR IF THERE IS A
BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES REQUIRED TO BE MADE BY
SELLER REGARDING THE CHARACTERISTICS OF THE MORTGAGE LOANS AND/OR THE RELATED
MORTGAGED PROPERTIES AS SET FORTH IN EXHIBIT 2 HERETO, AND IN EITHER CASE THE
PARTY DISCOVERING SUCH BREACH OR DEFECT DETERMINES THAT EITHER (I) THE DEFECT OR
BREACH MATERIALLY AND ADVERSELY AFFECTS THE INTERESTS OF THE HOLDERS OF THE
CERTIFICATES IN THE RELATED MORTGAGE LOAN OR (II) BOTH (A) THE DEFECT OR BREACH
MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE MORTGAGE LOAN AND (B) THE
MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR REHABILITATED MORTGAGE
LOAN (ANY SUCH DEFECT DESCRIBED IN THE PRECEDING CLAUSE (I) OR (II), A "MATERIAL
DOCUMENT DEFECT" AND ANY SUCH BREACH DESCRIBED IN THE PRECEDING CLAUSE (I) OR
(II), A "MATERIAL BREACH"), THE PARTY DETERMINING THAT SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH EXISTS SHALL PROMPTLY NOTIFY, IN WRITING, THE OTHER
PARTIES; PROVIDED THAT ANY BREACH OF THE REPRESENTATION AND WARRANTY CONTAINED
IN PARAGRAPH (41) OF SUCH EXHIBIT 2 SHALL CONSTITUTE A MATERIAL BREACH ONLY IF
SUCH PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE IS NOT DEEMED "CUSTOMARY"
FOR COMMERCIAL MORTGAGE LOANS AS EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO
SUCH EFFECT OR (II) A DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH
PROVISION IS NOT CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS
DAYS) UPON DETERMINING (OR BECOMING AWARE OF ANOTHER PARTY'S DETERMINATION) THAT
ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS (WHICH DETERMINATION
SHALL, ABSENT EVIDENCE TO THE CONTRARY, BE PRESUMED TO BE NO EARLIER THAN THREE
BUSINESS DAYS PRIOR TO DELIVERY OF THE NOTICE TO SELLER REFERRED TO BELOW), THE
MASTER SERVICER SHALL, AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT
LATER THAN 90 DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS; PROVIDED, HOWEVER, THAT IF
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, CANNOT BE
CORRECTED OR CURED IN ALL MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO
BE OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER IS
DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS CERTIFIED BY SELLER
IN AN OFFICER'S CERTIFICATE DELIVERED TO THE TRUSTEE, THEN THE CURE PERIOD WILL
BE EXTENDED FOR

                                       20

AN ADDITIONAL 90 DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL DOCUMENT DEFECT,
(X) THE MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE LOAN AND A SERVICING
TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY DEFAULT OR AS DESCRIBED IN
CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION OF "SERVICING TRANSFER EVENT" IN THE
POOLING AND SERVICING AGREEMENT AND (Y) THE MATERIAL DOCUMENT DEFECT WAS
IDENTIFIED IN A CERTIFICATION DELIVERED TO SELLER BY THE TRUSTEE PURSUANT TO
SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT NOT LESS THAN 90 DAYS PRIOR
TO THE DELIVERY OF THE NOTICE OF SUCH MATERIAL DOCUMENT DEFECT. THE PARTIES
ACKNOWLEDGE THAT NEITHER DELIVERY OF A CERTIFICATION OR SCHEDULE OF EXCEPTIONS
TO SELLER PURSUANT TO SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT OR
OTHERWISE NOR POSSESSION OF SUCH CERTIFICATION OR SCHEDULE BY SELLER SHALL, IN
AND OF ITSELF, CONSTITUTE DELIVERY OF NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR
KNOWLEDGE OR AWARENESS BY SELLER, THE MASTER SERVICER OR THE SPECIAL SERVICER OF
ANY MATERIAL DOCUMENT DEFECT LISTED THEREIN.

C. SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED OR SELLER OTHERWISE FAILS TO
CORRECT OR CURE WITHIN THE ABOVE CURE PERIODS, SELLER SHALL, ON OR BEFORE THE
TERMINATION OF SUCH CURE PERIODS, EITHER (I) REPURCHASE THE AFFECTED MORTGAGE
LOAN OR REO MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE AT THE PURCHASE PRICE
AS DEFINED IN THE POOLING AND SERVICING AGREEMENT, OR (II) IF WITHIN THE
THREE-MONTH PERIOD COMMENCING ON THE CLOSING DATE (OR WITHIN THE TWO-YEAR PERIOD
COMMENCING ON THE CLOSING DATE IF THE RELATED MORTGAGE LOAN IS A "DEFECTIVE
OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II) OF THE CODE AND
TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS OPTION REPLACE, WITHOUT
RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE LOAN TO WHICH SUCH DEFECT RELATES
WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT DEFECT OR
MATERIAL BREACH WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED
MORTGAGE" (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS SENTENCE
OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM THE DATE
SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY SUBSTITUTION SHALL BE
COMPLETED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE POOLING AND
SERVICING AGREEMENT.

D. IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS CONTEMPLATED ABOVE
(A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE MORTGAGE LOAN IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR MORE OTHER MORTGAGE LOANS
("CROSSED MORTGAGE LOANS") AND (Z) THE APPLICABLE DOCUMENT DEFECT OR BREACH DOES
NOT CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE

                                       21

CASE MAY BE, AS TO SUCH CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS
PARAGRAPH), THEN THE APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE)
SHALL BE DEEMED TO CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS
THE CASE MAY BE, AS TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF THE ABOVE
PROVISIONS, AND SELLER SHALL BE OBLIGATED TO REPURCHASE OR REPLACE EACH SUCH
CROSSED MORTGAGE LOAN IN ACCORDANCE WITH THE PROVISIONS ABOVE, UNLESS, IN THE
CASE OF SUCH BREACH OR DOCUMENT DEFECT, (A) SELLER PROVIDES A
NONDISQUALIFICATION OPINION TO THE TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE
REASONABLE BUSINESS JUDGMENT OF THE TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN
ACCORDANCE WITH INDUSTRY PRACTICE TO OBTAIN A NONDISQUALIFICATION OPINION AND
(B) BOTH OF THE FOLLOWING CONDITIONS WOULD BE SATISFIED IF SELLER WERE TO
REPURCHASE OR REPLACE ONLY THOSE MORTGAGE LOANS AS TO WHICH A MATERIAL BREACH OR
MATERIAL DOCUMENT DEFECT HAD OCCURRED WITHOUT REGARD TO THIS PARAGRAPH (THE
"AFFECTED LOAN(S)"): (I) THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH OTHER
MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) FOR THE FOUR CALENDAR QUARTERS
IMMEDIATELY PRECEDING THE REPURCHASE OR REPLACEMENT IS NOT LESS THAN THE LESSER
OF (A) 0.10X BELOW THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE
LOANS (INCLUDING THE AFFECTED LOANS(S)) SET FORTH IN APPENDIX A TO THE FINAL
PROSPECTUS SUPPLEMENT AND (B) THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH
CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED LOAN(S)) FOR THE FOUR PRECEDING
CALENDAR QUARTERS PRECEDING THE REPURCHASE OR REPLACEMENT, AND (II) THE
LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (EXCLUDING THE AFFECTED
LOAN(S)) IS NOT GREATER THAN THE GREATER OF (A) THE LOAN-TO-VALUE RATIO,
EXPRESSED AS A WHOLE NUMBER (TAKEN TO ONE DECIMAL PLACE), FOR ALL SUCH CROSSED
MORTGAGE LOANS (INCLUDING THE AFFECTED LOAN(S)) SET FORTH IN APPENDIX A TO THE
FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND (B) THE LOAN-TO-VALUE RATIO FOR ALL
SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED LOANS(S)), AT THE TIME OF
REPURCHASE OR REPLACEMENT. THE DETERMINATION OF THE MASTER SERVICER AS TO
WHETHER THE CONDITIONS SET FORTH ABOVE HAVE BEEN SATISFIED SHALL BE CONCLUSIVE
AND BINDING IN THE ABSENCE OF MANIFEST ERROR. THE MASTER SERVICER WILL BE
ENTITLED TO CAUSE TO BE DELIVERED, OR DIRECT SELLER TO (IN WHICH CASE SELLER
SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN APPRAISAL OF ANY OR ALL
OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF DETERMINING WHETHER THE
CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS BEEN SATISFIED, IN EACH CASE AT THE
EXPENSE OF SELLER IF THE SCOPE AND COST OF THE APPRAISAL IS APPROVED BY SELLER
(SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD).

E. WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER IS
REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE LOAN (EACH, A
"REPURCHASED LOAN")

                                       22

IN THE MANNER PRESCRIBED ABOVE WHILE THE TRUSTEE (AS ASSIGNEE OF PURCHASER)
CONTINUES TO HOLD ANY CROSSED MORTGAGE LOAN, SELLER AND PURCHASER HEREBY AGREE
TO FOREBEAR FROM ENFORCING ANY REMEDIES AGAINST THE OTHER'S PRIMARY COLLATERAL
BUT MAY EXERCISE REMEDIES AGAINST THE PRIMARY COLLATERAL SECURING THEIR
RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO THE TRUSTEE, THE PRIMARY
COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY THE TRUSTEE, SO LONG AS
SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE ITS
REMEDIES AGAINST ITS PRIMARY COLLATERAL. IF THE EXERCISE OF REMEDIES BY ONE
PARTY WOULD IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE ITS REMEDIES WITH
RESPECT TO THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOAN OR MORTGAGE LOANS
HELD BY SUCH PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM EXERCISING SUCH
REMEDIES UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE RELEVANT MORTGAGE
LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE POOLING AND SERVICING
AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT OF THE EXERCISE OF
REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR LETTERS OF CREDIT SECURING THE
CROSSED MORTGAGE LOANS SHALL BE ALLOCATED BETWEEN SUCH MORTGAGE LOANS IN
ACCORDANCE WITH THE MORTGAGE LOAN DOCUMENTS, OR OTHERWISE ON A PRO RATA BASIS
BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS OF THE MORTGAGE
LOANS SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY MODIFICATION THEREOF.
THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED THIRD-PARTY
BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH AND THE PRECEDING
PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH AND THE PRECEDING PARAGRAPH MAY NOT
BE MODIFIED WITH RESPECT TO ANY MORTGAGE LOAN WITHOUT THE RELATED MORTGAGOR'S
CONSENT.

F. ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS IN A
MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE FROM THE
MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS THE MORTGAGE FILE
CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY THAT APPEARS TO BE REGULAR
ON ITS FACE; (B) THE ABSENCE FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED
MORTGAGE THAT APPEARS TO BE REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE
MORTGAGE FILE A CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH
THE MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF THE ITEM
SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING MATERIAL DOCUMENT DEFECTS
IS DISCOVERED BY THE CUSTODIAN (OR THE TRUSTEE IF THERE IS NO CUSTODIAN), THE
TRUSTEE (OR AS SET FORTH IN SECTION 2.3(A) OF THE POOLING AND SERVICING
AGREEMENT, THE MASTER SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS
SECTION, INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
HERETO AND MAKING

                                       23

DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL DOCUMENT DEFECT OR REPURCHASE OR
REPLACEMENT OF THE RELATED MORTGAGE LOAN.

G. IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO EFFECT A CORRECTION
OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, (II) TO REPURCHASE
THE AFFECTED MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE
SUCH MORTGAGE LOAN WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN
ACCORDANCE WITH THIS AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME
PROVIDED FOR SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED MORTGAGE LOAN,
THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING STANDARD, MODIFY, WORK-OUT OR
FORECLOSE, SELL OR OTHERWISE LIQUIDATE (OR PERMIT THE LIQUIDATION OF) THE
MORTGAGE LOAN PURSUANT TO SECTIONS 9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF
THE POOLING AND SERVICING AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER
ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR SHALL SUCH
MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE FROM SELLER FOR ANY
REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH MODIFICATION AND WORK-OUT, SELLER
SHALL BE OBLIGATED TO REPURCHASE THE MORTGAGE LOAN AS MODIFIED AND THE PURCHASE
PRICE SHALL INCLUDE ANY WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE
OF REPURCHASE PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN PAYABLE TO
THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF THE MORTGAGE LOAN
PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS MATURITY DATE, PROVIDED THAT NO
AMOUNT SHALL BE PAID BY SELLER IN RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION
FEE ALREADY COMPRISES A PORTION OF THE PURCHASE PRICE.

H. SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF ANY
NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE ITS OPTION TO
PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS DESCRIBED IN SECTION 9.36
OF THE POOLING AND SERVICING AGREEMENT AND (II) THE SPECIAL SERVICER OF ANY
OFFER THAT IT RECEIVES TO PURCHASE THE APPLICABLE REO PROPERTY, EACH IN
CONNECTION WITH SUCH LIQUIDATION. UPON THE RECEIPT OF SUCH NOTICE BY SELLER,
SELLER SHALL THEN HAVE THE RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO
PROPERTY, AS APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE
CASE OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION PURCHASE
PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY PRECEDING SENTENCE, THE
AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
AGREEMENT OR IN THE POOLING AND SERVICING AGREEMENT, THE RIGHT OF

                                       24

ANY OPTION HOLDER TO PURCHASE SUCH MORTGAGE LOAN SHALL BE SUBJECT AND
SUBORDINATE TO SELLER'S RIGHT TO PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE
IMMEDIATELY PRECEDING SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY
THE TRUSTEE OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE
MORTGAGE LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS NOTIFIED OF SUCH
INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER. THE SPECIAL SERVICER SHALL
BE OBLIGATED TO PROVIDE SELLER WITH ANY APPRAISAL OR OTHER THIRD PARTY REPORTS
RELATING TO THE MORTGAGED PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO
EVALUATE THE MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A PERSON
OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND (EITHER EXPRESS OR
IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II) REPRESENTATION OR WARRANTY OF
ANY KIND (EITHER EXPRESS OR IMPLIED) BY SELLER TO OR FOR THE BENEFIT OF SUCH
PERSON.

I. THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT DISCOVERED
UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE SALE OF THE RELATED
REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE ANY CLAIM AGAINST SELLER FOR
REPURCHASE OF THE REO MORTGAGE LOAN OR REO PROPERTY. IN SUCH AN EVENT, THE
MASTER SERVICER SHALL NOTIFY SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN THE PROVISIONS ABOVE
REGARDING NOTICE OF OFFERS RELATED TO SUCH REO PROPERTY AND SELLER'S RIGHT TO
PURCHASE SUCH REO PROPERTY SHALL APPLY. AFTER A FINAL LIQUIDATION OF THE
MORTGAGE LOAN OR REO MORTGAGE LOAN, IF A COURT OF COMPETENT JURISDICTION ISSUES
A FINAL ORDER AFTER THE EXPIRATION OF ANY APPLICABLE APPEAL PERIOD THAT SELLER
IS OR WAS OBLIGATED TO REPURCHASE THE RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN
(A "FINAL JUDICIAL DETERMINATION") OR SELLER OTHERWISE ACCEPTS LIABILITY, THEN,
BUT IN NO EVENT LATER THAN THE TERMINATION OF THE TRUST PURSUANT TO SECTION 9.30
OF THE POOLING AND SERVICING AGREEMENT, SELLER WILL BE OBLIGATED TO PAY TO THE
TRUST THE DIFFERENCE BETWEEN ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH
LIQUIDATION IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT (INCLUDING
THOSE ARISING FROM ANY SALE TO SELLER) AND THE PURCHASE PRICE.

J. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN CONNECTION WITH
ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR REO PROPERTY AS DESCRIBED IN
THIS SECTION 5, THE SPECIAL SERVICER SHALL NOT RECEIVE A LIQUIDATION FEE FROM
SELLER (BUT MAY

                                       25

COLLECT SUCH LIQUIDATION FEE FROM THE RELATED LIQUIDATION PROCEEDS AS OTHERWISE
PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT SELLER IS OBLIGATED TO
REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY AFTER A FINAL LIQUIDATION
OF SUCH MORTGAGE LOAN OR REO PROPERTY PURSUANT TO THE IMMEDIATELY PRECEDING
PARAGRAPH, AN AMOUNT EQUAL TO ANY LIQUIDATION FEE (CALCULATED ON THE BASIS OF
LIQUIDATION PROCEEDS) PAYABLE TO THE SPECIAL SERVICER SHALL BE INCLUDED IN THE
DEFINITION OF "PURCHASE PRICE" IN RESPECT OF SUCH MORTGAGE LOAN OR REO MORTGAGED
PROPERTY. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NO LIQUIDATION FEE SHALL BE
PAYABLE IN CONNECTION WITH A REPURCHASE OF A MORTGAGE LOAN BY SELLER.

K. THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A MATERIAL
DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE A DEFECTIVE
MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR ITS ASSIGNEES WITH
RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IN RESPECT OF AN
OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS LIMITATION SHALL NOT IN ANY WAY
LIMIT PURCHASER'S RIGHTS OR REMEDIES UPON BREACH OF ANY OTHER REPRESENTATION OR
WARRANTY OR COVENANT BY SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET
FORTH IN EXHIBIT 2).

L. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF THE
REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN EXHIBIT 2 HERETO,
AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF REASONABLE COSTS AND EXPENSES
ASSOCIATED WITH THE DEFEASANCE OR ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT
CAUSING THE TRUST TO INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO
SUCH REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER HEREBY
COVENANTS AND AGREES TO REIMBURSE THE TRUST WITHIN 90 DAYS OF THE RECEIPT OF
NOTICE OF SUCH BREACH IN AN AMOUNT SUFFICIENT TO AVOID SUCH ADDITIONAL TRUST
EXPENSE. THE PARTIES HERETO ACKNOWLEDGE THAT SUCH REIMBURSEMENT SHALL BE
SELLER'S SOLE OBLIGATION WITH RESPECT TO THE BREACH DISCUSSED IN THE PREVIOUS
SENTENCE.

M. THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR THE
MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE WRITTEN NOTICE
PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) TO SELLER OF ITS
DETERMINATION THAT ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS (WHICH
DETERMINATION SHALL, ABSENT EVIDENCE TO THE CONTRARY, BE PRESUMED TO BE NO
EARLIER THAN THREE BUSINESS DAYS PRIOR TO DELIVERY OF THE NOTICE) AND PROMPT
WRITTEN NOTICE TO SELLER IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY
SERVICED MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

                                       26

N. IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5, PURCHASER
OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE PURCHASE PRICE
THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER ALL MORTGAGE
LOAN DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOAN, AND EACH DOCUMENT THAT
CONSTITUTES A PART OF THE MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE
TRUSTEE SHALL BE ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT
SELLER SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN, IN
EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN RESPECT OF SUCH
MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES WITH RESPECT THERETO.

XVI. CLOSING.

A. THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE OFFICES OF
LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022 AT 9:00 A.M., NEW
YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE SUBJECT TO EACH OF THE
FOLLOWING CONDITIONS:

     1. ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO) SHALL BE TRUE AND
CORRECT AS OF THE CLOSING DATE (TO THE EXTENT OF THE STANDARD, IF ANY, SET FORTH
IN EACH REPRESENTATION AND WARRANTY).

     2. ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH FORMS AS
ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR PURCHASER, AS APPLICABLE,
SHALL BE DULY EXECUTED AND DELIVERED BY ALL SIGNATORIES AS REQUIRED PURSUANT TO
THE RESPECTIVE TERMS THEREOF.

     3. SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS DESIGNEE
ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS OF THE CLOSING DATE
PURSUANT TO SECTION 2 HEREOF.

     4. THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER AND ITS
AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE SATISFACTORY TO PURCHASER AND
ITS AFFILIATES IN THEIR SOLE DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO
THE FORM AND CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE MEMORANDUM
AND THE PROSPECTUS SUPPLEMENT.

     5. ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE COMPLIED
WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN COMPLIED WITH, AND SELLER AND
PURCHASER SHALL HAVE THE

                                       27

ABILITY TO COMPLY WITH ALL TERMS AND CONDITIONS AND PERFORM ALL DUTIES AND
OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED AFTER THE CLOSING DATE.

     6. SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO PURCHASER
PURSUANT TO SECTION 8 HEREOF.

     7. THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS BY EACH
RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR EACH SUCH CLASS IN THE
MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

     8. NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT AND NONE
OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE CERTIFICATE PURCHASE
AGREEMENT, AND NEITHER THE UNDERWRITERS NOR THE INITIAL PURCHASERS SHALL HAVE
SUSPENDED, DELAYED OR OTHERWISE CANCELLED THE CLOSING DATE.

     9. SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE LOANS
PURSUANT TO SECTION 1 HEREOF.

B. EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO PURCHASE THE
MORTGAGE LOANS ON THE CLOSING DATE.

XVII. CLOSING DOCUMENTS.

          The Closing Documents shall consist of the following:

A. THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

B. A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER AND
DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS SUCCESSORS AND ASSIGNS
MAY RELY, TO THE EFFECT THAT: (I) THE REPRESENTATIONS AND WARRANTIES OF SELLER
IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE; AND (II) SELLER HAS
COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE
PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

C. TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION AND
BY-LAWS.

                                       28

D. A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF NEW YORK
DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

E. A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED THE
CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT THAT EACH
INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER, SIGNED THIS AGREEMENT
OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED ON OR BEFORE THE CLOSING DATE IN
CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE
TIMES OF SUCH SIGNING AND DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED
OR APPOINTED, QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND CERTIFICATES ARE
THEIR GENUINE SIGNATURES.

F. AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED IN
PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED THE CLOSING
DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH SUCH CHANGES AND
MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO SUCH COUNSEL'S REASONABLE
QUALIFICATIONS):

     1. SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL CORPORATE
POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY
SELLER.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT OR
GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION BY SELLER OF THE
TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS AGREEMENT EXCEPT ANY APPROVALS AS
HAVE BEEN OBTAINED.

     4. NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY
SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE TRANSACTIONS CONTEMPLATED
BY THE TERMS OF THIS AGREEMENT (A) CONFLICTS WITH OR RESULTS IN A BREACH OR
VIOLATION OF, OR CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A DEFAULT UNDER ANY
TERM OR PROVISION OF ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR INDENTURE,
TO WHICH SELLER IS A PARTY OR BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR
RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE,
CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C)
CONFLICTS

                                       29

WITH OR RESULTS IN A BREACH OR VIOLATION OF ANY LAW, RULE, REGULATION, ORDER,
JUDGMENT, WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY
HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE
INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL ACTIONS,
INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS A PARTY, OR THREATENED
AGAINST SELLER, (A) ASSERTING THE INVALIDITY OF THIS AGREEMENT OR (B) WHICH
MATERIALLY AND ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

     6. THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (2) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

G. SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN CONNECTION
WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER OR SELLER'S EXECUTION
AND DELIVERY OF, OR PERFORMANCE UNDER, THIS AGREEMENT.

                                       30

H. A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED THE DATE
HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN SPECIFIED PROCEDURES AS A
RESULT OF WHICH THEY DETERMINED THAT CERTAIN INFORMATION OF AN ACCOUNTING,
FINANCIAL OR STATISTICAL NATURE SET FORTH IN THE MEMORANDUM AND THE PROSPECTUS
SUPPLEMENT AGREES WITH THE RECORDS OF SELLER.

I. SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY REASONABLY
REQUEST.

J. AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE, WITH THE
RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS DESCRIBED HEREIN ATTACHED
THERETO, TOGETHER WITH CERTIFIED COPIES OF THE CHARTER, BY-LAWS AND CERTIFICATE
OF GOOD STANDING OF PURCHASER DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE
CLOSING DATE.

K. SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH OTHER
DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN THIS AGREEMENT
AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

L. AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

XVIII. COSTS.

          Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

XIX. NOTICES.

          All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke, Esq. at
1585 Broadway, 38th Floor, New York, New York 10036, or if (ii) to Seller,
addressed to the Seller at Bear Stearns Commercial Mortgage, Inc., 383 Madison
Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel (or to such other address as Seller may designate in writing), with a copy to the attention of Joseph T. Jurkowski, Jr., Esq., telecopy number: (212) 270-2619.

                                       31

XX. SEVERABILITY OF PROVISIONS.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

XXI. FURTHER ASSURANCES.

          Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

XXII. SURVIVAL.

          Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

XXIII. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

XXIV. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT.

          This Agreement shall inure to the benefit of and shall be binding upon
Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and

                                       32

nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this
Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to
Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

XXV. MISCELLANEOUS.

          This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this
Agreement shall not be assigned by Seller without the prior written consent of
Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

XXVI. ENTIRE AGREEMENT.

          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the
Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the Indemnification Agreement and the
Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.
The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       33

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

MORGAN STANLEY SCHEDULE



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                                                                                              ORIGINAL
LOAN  MORTGAGE                                                                                 TERM TO
POOL    LOAN      LOAN                                              CUT-OFF DATE              MATURITY  REMAINING   ORIG.   REM.
 NO.   SELLER    NUMBER                PROPERTY NAME                   BALANCE     NOTE DATE   OR ARD     TERM     AMORT.  AMORT.
---------------------------------------------------------------------------------------------------------------------------------

 1      MSMC      1-001  One Buckhead                                $85,000,000  04/07/2005     120       117        IO      IO
 11     MSMC      3-001  Adobe Building                              $34,000,000  07/21/2005     120       120        IO      IO
 12     MSMC      4-001  Brooks Brothers Building                    $28,200,000  01/27/2005     120       115       360     360
 26     MSMC     18-001  Parkway Center                              $18,174,362  02/24/2005     180       176       360     356
134     MSMC     33-001  Plaza Escondida                             $11,973,784  04/13/2005     120       118       360     358
141     MSMC     40-001  Mt. Sinai Shopping Center                   $11,457,226  05/16/2005     180       179       180     179
146     MSMC     45-001  Vineyard Valley Center                      $10,680,192  03/16/2005     120       117       180     177
150     MSMC     49-001  2009 - 2013 Farralon Drive                  $ 9,963,803  03/10/2005     120       117       360     357
154     MSMC     53-001  Colonial Ridge Apartments                   $ 9,000,000  04/28/2005     120       118       360     360
160     MSMC     59-001  Hampton Inn - Bowling Green                 $ 7,500,000  07/01/2005     120       120       300     300
163     MSMC     62-001  Veterinary Referral Center of North Texas   $ 6,979,352  03/29/2005     120       117       360     357
171     MSMC     70-001  1250 New Horizons Boulevard                 $ 5,948,177  02/09/2005     120       116       240     236
176     MSMC     75-001  24-Hour Fitness                             $ 5,491,342  05/27/2005     120       119       300     299
204     MSMC     86-001  1490 Madison Avenue                         $ 4,500,000  06/09/2005     120       120       360     360
207     MSMC     89-001  Metrocenter Portfolio - Parcel 4            $ 2,365,000  05/05/2005     120       119        IO      IO
208     MSMC     89-002  Metrocenter Portfolio - Parcel 3            $ 1,800,000  05/05/2005     120       119        IO      IO
217     MSMC     98-001  East & 32 Mini-Storage                      $ 3,604,874  07/26/2004     120       109       300     289
223     MSMC    104-001  6328 Richmond Highway                       $ 3,175,000  06/27/2005     120       120       360     360
224     MSMC    105-001  Canyon Center                               $ 3,143,544  04/19/2005     120       118       360     358
230     MSMC    111-001  Maple Place                                 $ 2,994,253  04/15/2005     120       118       360     358
244     MSMC    125-001  Greenwood Plaza I & II                      $ 2,442,893  03/24/2005     120       117       360     357
247     MSMC    128-001  Pine Ridge Apartments                       $ 2,140,365  02/09/2005     120       116       360     356
257     MSMC    138-001  York Square Apartments                      $ 1,692,382  02/09/2005     120       116       360     356
258     MSMC    139-001  Lakemont Apartments                         $ 1,642,606  02/09/2005     120       116       360     356
272     MSMC    151-001  Heatherwood Apartments                      $ 1,294,174  02/09/2005     120       116       360     356
274     MSMC    153-001  Park Center                                 $ 1,196,519  03/24/2005     120       117       360     357
276     MSMC    155-001  Rite Aid-McKinleyville, CA                  $ 1,062,981  03/11/2005     120       117       240     237

---------------------------------------------------------------------------------------------------------------------------
              MONTHLY                                                                           MASTER  PRIMARY    MASTER
LOAN            DEBT                                                                    ADMIN  SERVICE  SERVICE    EXCESS
POOL          SERVICE              YM        LO END        DEF/  DEF/                   COST     FEE      FEE    SERV. FEE
 NO.  RATE     (P&I)   SEASONING  CODE  LO    DATE    DEF   YM1   YM   YM2  YM1  OPEN   RATE     RATE     RATE   RATE (BPS)
---------------------------------------------------------------------------------------------------------------------------

  1   5.470%      NAP      3        A   27  08/07/07        89                     4    3.220   2.000     1.000     0.000
 11   5.090%      NAP      0        B    0     NAP     93               23         4    3.220   2.000     1.000     0.000
 12   5.240% $155,547      5            29  10/31/14   87                          4    3.220   2.000     1.000     0.000
 26   5.450% $103,050      4            28  11/30/19  148                          4    3.220   2.000     1.000     0.000
134   5.180% $ 65,745      2            26  01/31/15   90                          4    3.220   2.000     1.000     0.000
141   5.070% $ 91,361      1            25  02/29/20  151                          4    3.220   2.000     1.000     0.000
146   5.040% $ 85,631      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
150   5.000% $ 53,682      3        J   59  03/31/10                         57    4    3.220   2.000     1.000     0.000
154   5.120% $ 48,976      2        K   26  08/07/07                         90    4    3.220   2.000     1.000     0.000
160   5.350% $ 45,387      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
163   5.810% $ 41,117      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
171   5.770% $ 42,194      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
176   5.430% $ 33,545      1            25  02/28/15   91                          4    8.220   2.000     5.000     1.000
204   5.350% $ 25,129      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
207   5.310%      NAP      1            25  02/28/15   91                          4    3.220   2.000     1.000     0.000
208   5.310%      NAP      1            25  02/28/15   91                          4    3.220   2.000     1.000     0.000
217   6.210% $ 24,053     11            35  04/30/14   81                          4    3.220   2.000     1.000     0.000
223   5.280% $ 17,592      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
224   5.480% $ 17,846      2            26  01/31/15   90                          4    3.220   2.000     1.000     0.000
230   5.790% $ 17,583      2            26  01/31/15   90                          4   13.220   2.000    10.000     1.000
244   5.890% $ 14,516      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
247   5.080% $ 11,647      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
257   5.080% $  9,209      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
258   5.080% $  8,938      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
272   5.080% $  7,042      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
274   5.890% $  7,110      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
276   5.750% $  7,512      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000

-----------------------------------------
         PRIMARY
LOAN      EXCESS
POOL     SERVICING                TRUSTEE
 NO.  FEE RATE (BPS)  DEAL FEES  FEE RATE
-----------------------------------------

  1        0.000         3.000     0.220
 11        0.000         3.000     0.220
 12        0.000         3.000     0.220
 26        0.000         3.000     0.220
134        0.000         3.000     0.220
141        0.000         3.000     0.220
146        0.000         3.000     0.220
150        0.000         3.000     0.220
154        0.000         3.000     0.220
160        0.000         3.000     0.220
163        0.000         3.000     0.220
171        0.000         3.000     0.220
176        0.000         7.000     0.220
204        0.000         3.000     0.220
207        0.000         3.000     0.220
208        0.000         3.000     0.220
217        0.000         3.000     0.220
223        0.000         3.000     0.220
224        0.000         3.000     0.220
230        0.000        12.000     0.220
244        0.000         3.000     0.220
247        0.000         3.000     0.220
257        0.000         3.000     0.220
258        0.000         3.000     0.220
272        0.000         3.000     0.220
274        0.000         3.000     0.220
276        0.000         3.000     0.220


                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent

                                       2-1

mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial
Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage

                                      2-2

Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy")
in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                      2-3

     (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each
          Mortgaged Property) (an "Environmental Report") has been delivered to, or on behalf of, Purchaser or its designee, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.
          Each Mortgage Loan set forth on schedule C to this Exhibit 2 (each, a
          "Schedule C Loan") is the subject of a Secured Creditor Impaired
          Property Policy, issued by the issuer set forth on Schedule C (the
          "Policy Issuer") and effective as of the date thereof (the
          "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) the
          Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting the related
          Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
          Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid

                                      2-4

          through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

     (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such
          Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged
          Property could be altered, renovated, demolished or transferred or (b)
          the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such
          Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to
          Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

          "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
          9601 et seq.), the Hazardous Materials Transportation Act as amended
          (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control
          Act as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
          (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'
rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

                                      2-5

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically occupying 25% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

                                      2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property
(the "Fee Interest"), and as to such Ground Leases:

     (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
          Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
          Mortgage, other than Permitted Encumbrances;

     (iii) The Mortgagor's interest in such Ground Lease is assignable to
          Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

     (iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (v)  Such Ground Lease, or an estoppel letter or other agreement, (A)
          requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

     (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
          Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                                      2-7

     (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

     (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A)
          to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by the related
          Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground
          Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

                                      2-8

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                                      2-9

          27. No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 8, 12, 14,
15, 16 and 17 of this Exhibit 2.

          28. Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein.
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          32. Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to Seller's knowledge (a) the related
Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and
(b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related mortgage loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                                      2-11

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and
Seller does not know or, to Seller's knowledge, have reason to know that any
Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-12

                                    EXHIBIT 3
                               PRICING FORMULATION

                                      3-1

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

       List of Mortgagors that are Third-Party Beneficiaries Under Section
5.2

                                   SCHEDULE C

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

                                    EXHIBIT 4
                                  BILL OF SALE

          1.   Parties. The parties to this Bill of Sale are the following:

               Seller:    Bear Stearns Commercial Mortgage, Inc.
               Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July 19, 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this 19 day of July, 2005.

SELLER:                                 BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                       4-1

                                   EXHIBIT K-2

                          FORM OF PURCHASE AGREEMENT II

                                      K-2-1

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 19, 2005

================================================================================

5.          REMEDIES UPON BREACH OF REPRESENTATIONS AND

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................16
Agreement......................................................................1
Certificate Purchase Agreement.................................................1
Certificates...................................................................1
Closing Date...................................................................2
Collateral Information........................................................10
Crossed Mortgage Loans........................................................16
Defective Mortgage Loan.......................................................16
Final Judicial Determination..................................................19
Fiscal Agent...................................................................1
Indemnification Agreement.....................................................13
Initial Purchasers.............................................................1
Master Servicer................................................................1
Material Breach...............................................................15
Material Document Defect......................................................15
Memorandum.....................................................................1
Mortgage File..................................................................3
Mortgage Loan Schedule.........................................................2
Mortgage Loans.................................................................1
Officer's Certificate..........................................................7
Other Mortgage Loans...........................................................1
Pooling and Servicing Agreement................................................1
Private Certificates...........................................................1
Prospectus Supplement..........................................................1
Public Certificates............................................................1
Purchaser......................................................................1
Repurchased Loan..............................................................17
Seller.........................................................................1
Special Servicer...............................................................1
Trust..........................................................................1
Trustee........................................................................1
Underwriters...................................................................1
Underwriting Agreement.........................................................1

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (WELLS LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 19,
2005, between Wells Fargo Bank, National Association ("Seller"), and Morgan
Stanley Capital I Inc. ("Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of July 1, 2005 between Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer (the
"Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells
Fargo Bank, National Association, as paying agent and certificate registrar and
ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). In exchange for the
Mortgage Loans and certain other mortgage loans to be purchased by Purchaser
(collectively the "Other Mortgage Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Trust Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
A-4B, Class A-J, Class B, Class C and Class D Certificates (the "Public
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"), pursuant to an Underwriting
Agreement, between Purchaser and the Underwriters, dated July 19, 2005 (the
"Underwriting Agreement"), and the Class X-1, Class X-2, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
R-I, Class R-II and Class R-III Certificates (the "Private Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc. (the "Initial Purchasers") pursuant to a Certificate Purchase
Agreement, between Purchaser and the Initial Purchasers, dated July 19, 2005
(the "Certificate Purchase Agreement"). The Underwriters will offer the Public
Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 19, 2005 (together, the
"Prospectus Supplement"), and the Initial Purchasers will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
July 19, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

XXVII. AGREEMENT TO PURCHASE.

     A.   SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A
          SERVICING RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE
          SCHEDULE (THE "MORTGAGE LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1,
          AS SUCH SCHEDULE MAY BE AMENDED TO REFLECT THE ACTUAL MORTGAGE LOANS
          ACCEPTED BY PURCHASER PURSUANT TO THE TERMS HEREOF. THE CUT-OFF DATE
          WITH RESPECT TO THE MORTGAGE LOANS IS JULY 1, 2005. THE MORTGAGE LOANS
          WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF BUSINESS
          ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
          BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $310,875,894. THE SALE
          OF THE MORTGAGE LOANS SHALL TAKE PLACE ON JULY 28, 2005 OR SUCH OTHER
          DATE AS SHALL BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE
          "CLOSING DATE"). THE PURCHASE PRICE TO BE PAID BY PURCHASER FOR THE
          MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET FORTH AS SUCH PURCHASE PRICE
          ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE PAID TO SELLER BY
          WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING DATE.

     B.   ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO
          THE POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND
          INTEREST IN AND TO THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS
          AGREEMENT (TO THE EXTENT SET FORTH IN SECTION 14), AND THE TRUSTEE
          SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE
          LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET
          FORTH IN SECTION 14).

XXVIII. CONVEYANCE OF MORTGAGE LOANS.

                                       3

     A.   EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
          CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF
          THE CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES
          HEREBY TRANSFER, ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER,
          WITHOUT RECOURSE, EXCEPT AS SPECIFICALLY PROVIDED HEREIN ALL THE
          RIGHT, TITLE AND INTEREST OF SELLER, WITH THE UNDERSTANDING THAT A
          SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED APRIL 1, 2005,
          WILL BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO THE
          MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE
          CLOSING DATE. THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM
          TIME TO TIME ON OR PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE
          REQUIREMENTS OF THIS AGREEMENT AND THE POOLING AND SERVICING
          AGREEMENT. IN CONNECTION WITH SUCH TRANSFER AND ASSIGNMENT, SELLER
          SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE, ON BEHALF OF PURCHASER,
          ON OR PRIOR TO THE CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN
          CLAUSE 2.2.1 HEREOF) FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE
          FIFTH BUSINESS DAY AFTER THE CLOSING DATE, FIVE LIMITED POWERS OF
          ATTORNEY SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT 5 IN
          FAVOR OF THE TRUSTEE AND THE SPECIAL SERVICER TO EMPOWER THE TRUSTEE
          AND, IN THE EVENT OF THE FAILURE OR INCAPACITY OF THE TRUSTEE, THE
          SPECIAL SERVICER, TO SUBMIT FOR RECORDING, AT THE EXPENSE OF SELLER,
          ANY MORTGAGE LOAN DOCUMENTS REQUIRED TO BE RECORDED AS DESCRIBED IN
          THE POOLING AND SERVICING AGREEMENT AND ANY INTERVENING ASSIGNMENTS
          WITH EVIDENCE OF RECORDING THEREON THAT ARE REQUIRED TO BE INCLUDED IN
          THE MORTGAGE FILES (SO LONG AS ORIGINAL COUNTERPARTS HAVE PREVIOUSLY
          BEEN DELIVERED TO THE TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE
          WITH THE TRUSTEE AND THE SPECIAL SERVICER IN CONNECTION WITH ANY
          ADDITIONAL POWERS OF ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED
          BY SUCH PARTIES FOR PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO
          AGREE THAT NO SUCH POWER OF ATTORNEY SHALL BE USED WITH RESPECT TO ANY
          MORTGAGE LOAN BY OR UNDER AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO
          THE EXTENT THAT THE ABSENCE OF A DOCUMENT DESCRIBED IN THE SECOND
          PRECEDING SENTENCE WITH RESPECT TO SUCH MORTGAGE LOAN REMAINS
          UNREMEDIED AS OF THE EARLIER OF (I) THE DATE THAT IS 180 DAYS
          FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO
          EVENT EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II) THE DATE
          (IF ANY) ON WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED
          MORTGAGE LOAN. THE TRUSTEE SHALL

                                        4

          SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET
          FORTH ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH
          ASSIGNMENTS FOR RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT
          ANY SUCH ASSIGNMENT FOR RECORDING AND CERTIFIES THAT SELLER IS
          AWAITING ITS RETURN FROM THE APPLICABLE RECORDING OFFICE. IN ADDITION,
          NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING DATE, SELLER SHALL
          DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING DOCUMENTS
          OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
          AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN
          (EACH, A "MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT
          RECOURSE" DOES NOT MODIFY THE DUTIES OF SELLER UNDER SECTION 5
          HEREOF.)

     B.   ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE
          CLOSING DATE ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW
          ON BEHALF OF SELLER AT ALL TIMES PRIOR TO THE CLOSING DATE. THE
          MORTGAGE FILES SHALL BE RELEASED FROM ESCROW UPON CLOSING OF THE SALE
          OF THE MORTGAGE LOANS AND PAYMENTS OF THE PURCHASE PRICE THEREFOR AS
          CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH MORTGAGE LOAN SHALL
          CONTAIN THE FOLLOWING DOCUMENTS:

          1.   THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
               ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION,
               AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19, WITHOUT RECOURSE,
               REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE IS
               NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF
               THE MORTGAGE NOTE ATTACHED THERETO;

                                       5

          2.   THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND,
               IF THE MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A
               CERTIFIED TRUE COPY OF THE POWER OF ATTORNEY CERTIFIED BY THE
               PUBLIC RECORDER'S OFFICE, WITH EVIDENCE OF RECORDING THEREON (IF
               RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH SUCH POWER OF
               ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
               OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF
               SUCH ORIGINAL MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF
               RECORDING THEREON ON OR PRIOR TO THE 45TH DAY FOLLOWING THE
               CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING
               OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR
               RECORDATION OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST,
               SELLER SHALL DELIVER OR CAUSE TO BE DELIVERED TO THE TRUSTEE A
               TRUE AND CORRECT COPY OF SUCH MORTGAGE, TOGETHER WITH (I) IN THE
               CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN
               OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT
               SUCH ORIGINAL MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC
               RECORDING OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN
               ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A
               CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
               SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE
               COPY OF THE ORIGINAL RECORDED MORTGAGE;

                                       6

          3.   THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER
               MATERIAL MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF
               ANY, WITH EVIDENCE OF RECORDING THEREON, OR IF ANY SUCH ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN
               DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR RECORDATION AND
               EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON
               OR HAS BEEN LOST AFTER RECORDATION, A TRUE COPY OF SUCH
               MODIFICATION, CONSOLIDATION OR EXTENSION CERTIFIED BY SELLER
               TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC
               RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT
               SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT
               HAS BEEN DISPATCHED OR SENT TO THE APPROPRIATE PUBLIC RECORDING
               OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT HAS BEEN
               LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
               RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY
               IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT, AND THE
               ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

          4.   AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN
               FORM AND SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER
               OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS
               TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19," PROVIDED, IF THE
               RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE
               ELECTRONIC REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE,
               NO SUCH ASSIGNMENTS WILL BE REQUIRED TO BE SUBMITTED FOR
               RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS AS
               ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
               THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE
               SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

                                       7

          5.   ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
               RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF
               MERS OR ITS DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING
               THEREON OR, IF SUCH ORIGINAL ASSIGNMENTS OF MORTGAGE HAVE BEEN
               DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE FOR RECORDATION,
               CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
               BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING
               ASSIGNMENT OF MORTGAGE RETAINED BY SELLER, A COPY THEREOF
               CERTIFIED BY SELLER OR, IF ANY ORIGINAL INTERVENING ASSIGNMENT OF
               MORTGAGE HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING OFFICE
               OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH
               (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
               AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL
               INTERVENING ASSIGNMENT OF MORTGAGE HAS BEEN SENT TO THE
               APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
               THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE THAT
               HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
               APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS
               RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
               ORIGINAL RECORDED INTERVENING ASSIGNMENT OF MORTGAGE;

                                       8

          6.   IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE
               MORTGAGE, THE ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE
               OF RECORDING THEREON OR, IF SUCH ASSIGNMENT OF LEASES HAS NOT
               BEEN RETURNED ON OR PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING
               DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH
               ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND
               COMPLETE COPY OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR
               RECORDING, TOGETHER WITH (I) AN ORIGINAL OF EACH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON AND
               SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE NAMED
               ASSIGNEE TO THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED FROM THE
               APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH ASSIGNMENT
               CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
               ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL
               ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM,
               SIGNED BY THE HOLDER OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL
               ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC,
               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
               2005-TOP19," WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED
               ASSIGNMENT OF MORTGAGE, PROVIDED, IF THE RELATED MORTGAGE HAS
               BEEN RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO ASSIGNMENT
               OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE REQUIRED
               TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
               ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE
               OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES
               OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          7.   THE ORIGINAL OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
               SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

                                       9

          8.   THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH
               ORIGINAL TITLE INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL
               BINDER OR ACTUAL TITLE COMMITMENT OR A COPY THEREOF CERTIFIED BY
               THE TITLE COMPANY WITH THE ORIGINAL TITLE INSURANCE POLICY TO
               FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A PRELIMINARY TITLE
               REPORT BINDING ON THE TITLE COMPANY WITH AN ORIGINAL TITLE
               INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE;

          9.   (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS
               THEREOF) AND (B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE
               TRUSTEE EXECUTED AND DELIVERED IN CONNECTION WITH THE MORTGAGE
               LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE
               NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
               BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL
               TAKE ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE
               SHOWN AS THE OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS
               FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL
               OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO
               THE MASTER SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING
               THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          10.  COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE
               LOAN WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH GROUND LEASE
               AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

          11.  COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND
               INTERCREDITOR AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY
               INTERCREDITOR AGREEMENT, AND A COPY (THAT IS, NOT THE ORIGINAL)
               OF THE MORTGAGE NOTE EVIDENCING THE RELATED B NOTE), IF ANY,
               RELATED TO ANY MORTGAGE LOAN;

                                       10

          12.  EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
               CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH
               SHALL BE ASSIGNED AND DELIVERED TO THE TRUSTEE ON BEHALF OF THE
               TRUST WITH A COPY TO BE HELD BY THE PRIMARY SERVICER (OR THE
               MASTER SERVICER), AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF
               CREDIT, IF ANY, CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH
               MORTGAGE LOAN, WHICH SHALL BE HELD BY THE PRIMARY SERVICER (OR
               THE MASTER SERVICER) ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE
               HELD BY THE TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS
               AGREED (A) THAT THE PROCEEDS OF SUCH LETTER OF CREDIT BELONG TO
               THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE CLOSING DATE, THE BANK
               ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT AND THE
               PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE
               EFFORTS TO OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN
               WITHIN 90 DAYS) FOLLOWING THE CLOSING DATE, AN ACKNOWLEDGEMENT
               THEREOF BY THE BANK (WITH A COPY OF SUCH ACKNOWLEDGEMENT TO BE
               SENT TO THE TRUSTEE) OR A REISSUED LETTER OF CREDIT AND (C) TO
               INDEMNIFY THE TRUST FOR ANY LIABILITIES, CHARGES, COSTS, FEES OR
               OTHER EXPENSES ACCRUING FROM THE FAILURE OF SELLER TO ASSIGN ALL
               RIGHTS IN AND TO THE LETTER OF CREDIT HEREUNDER INCLUDING THE
               RIGHT AND POWER TO DRAW ON THE LETTER OF CREDIT). IN THE CASE OF
               CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE PRIMARY
               SERVICER (OR MASTER SERVICER) SHALL BE HELD IN ITS CAPACITY AS
               AGENT OF THE TRUST, AND IF THE PRIMARY SERVICER (OR MASTER
               SERVICER) SELLS ITS RIGHTS TO SERVICE THE APPLICABLE MORTGAGE
               LOAN, THE PRIMARY SERVICER (OR MASTER SERVICER) HAS AGREED TO
               ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE
               DIRECTION OF THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL
               SERVICER MAY INSTRUCT, IN EACH CASE, AT THE EXPENSE OF THE
               PRIMARY SERVICER (OR MASTER SERVICER). THE PRIMARY SERVICER (OR
               MASTER SERVICER) HAS AGREED TO INDEMNIFY THE TRUST

                                       11

               FOR ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH ASSIGNMENT;

          13.  THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED
               TO ANY MORTGAGE LOAN;

          14.  THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
               OTHER MORTGAGED PROPERTIES SECURING MORTGAGE LOANS WITH A CUT-OFF
               DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN $20,000,000;

          15.  ANY ENVIRONMENTAL INSURANCE POLICY; AND

          16.  ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

               2.2.17 With respect to the JL Holdings Portfolio Pari Passu Loan, a copy of the BSCMS 2005-PWR8 Pooling and Servicing Agreement.

          With respect to the JL Holdings Portfolio Pari Passu Loan, the preceding document delivery requirements will be met by the delivery by the
Depositor of copies of the documents specified above (other than the Mortgage
Notes (and all intervening endorsements) evidencing the JL Holdings Portfolio
Pari Passu Loan, including a copy of the related Pari Passu Mortgage.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the
Trustee (as the case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

                                       12

     C.   THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES
          REFERRED TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE
          INSTRUMENT ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE
          EXTENT PERMITTED BY APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE
          AND ADMINISTRATIVE INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND
          RECORDING OR FILING OF MULTIPLE ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS
          OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND ASSIGNMENTS
          OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN ACCORDANCE WITH
          THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES, THE
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND
          THE ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE
          LOANS NAMING THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS
          ASSIGNEE. NOTWITHSTANDING THE FACT THAT SUCH ASSIGNMENTS OF MORTGAGES,
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE ASSIGNMENTS OF
          MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS SHALL NAME THE
          TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE ASSIGNEE, THE
          PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL FOR
          ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO
          PURCHASER AND FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE
          CERTIFICATEHOLDERS.

     D.   IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE
          LOAN, ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS
          2.2.2, 2.2.3, 2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON,
          SOLELY BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE WHERE
          SUCH DOCUMENT OR INSTRUMENT HAS BEEN DELIVERED FOR RECORDATION WITHIN
          SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A PHOTOCOPY THEREOF (CERTIFIED
          BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A TRUE AND COMPLETE
          COPY OF THE ORIGINAL THEREOF SUBMITTED FOR RECORDING), TO THE TRUSTEE
          WITHIN SUCH 45 DAY PERIOD, SELLER SHALL THEN DELIVER WITHIN 90 DAYS
          AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR WITHIN SUCH LONGER
          PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO, WHICH
          CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
          CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN
          GOOD FAITH ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S
          OFFICE SUCH ORIGINAL OR PHOTOCOPY).

                                       13

     E.   THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED
          TO ALL SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF
          DATE, ALL OTHER PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE
          (OTHER THAN SCHEDULED PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE
          CUT-OFF DATE), AND ALL PAYMENTS OF INTEREST ON THE MORTGAGE LOANS
          ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF DATE. ALL SCHEDULED
          PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE CUT-OFF DATE
          AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

     F.   WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
          PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO
          BE SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE
          APPROPRIATE PUBLIC OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT
          REFERRED TO IN CLAUSES 2.2.4 AND 2.2.6(II) ABOVE. WITHIN 90 DAYS
          FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND PURCHASER, THE
          TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE SUBMITTED
          FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC OFFICE
          FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT
          REFERRED TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS
          LOST OR RETURNED UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF
          A DEFECT THEREIN, SELLER SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE
          SUCH DEFECT, AND SELLER SHALL, AT ITS OWN EXPENSE (EXCEPT IN THE CASE
          OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY THE TRUSTEE), RECORD OR
          FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR INSTRUMENT IN
          ACCORDANCE WITH THIS SECTION 2.

     G.   DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
          SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT
          REQUIRED TO BE DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO
          OR AT THE DIRECTION OF THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON
          OR PRIOR TO THE 75TH DAY AFTER THE CLOSING DATE, IN ACCORDANCE WITH
          SECTION 3.1 OF THE PRIMARY SERVICING AGREEMENT, IF APPLICABLE.

                                       14

     H.   THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER (OR IN
          THE ALTERNATIVE, THE PRIMARY SERVICER) SHALL INCLUDE, TO THE EXTENT
          REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
          APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE
          MORTGAGE NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE
          ASSIGNMENT OF MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN
          AGREEMENT, THE INSURANCE POLICIES OR CERTIFICATES, AS APPLICABLE, THE
          PROPERTY INSPECTION REPORTS, ANY FINANCIAL STATEMENTS ON THE PROPERTY,
          ANY ESCROW ANALYSIS, THE TAX BILLS, THE APPRAISAL, THE ENVIRONMENTAL
          REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY, FINANCIAL
          INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
          CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE
          POLICIES. DELIVERY OF ANY OF THE FOREGOING DOCUMENTS TO THE PRIMARY
          SERVICER SHALL BE DEEMED A DELIVERY TO THE MASTER SERVICER AND SATISFY
          SELLER'S OBLIGATIONS UNDER THIS SUBPARAGRAPH.

     I.   UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO
          THIS AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE
          OTHER CONTENTS OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN
          PURCHASER AND ITS ASSIGNS, AND THE OWNERSHIP OF ALL RECORDS AND
          DOCUMENTS WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR
          THAT COME INTO THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN
          PURCHASER AND ITS ASSIGNS, AND SHALL BE DELIVERED PROMPTLY BY SELLER
          TO OR ON BEHALF OF EITHER THE TRUSTEE OR THE MASTER SERVICER AS SET
          FORTH HEREIN, SUBJECT TO THE REQUIREMENTS OF THE PRIMARY SERVICING
          AGREEMENT. SELLER'S AND PURCHASER'S RECORDS SHALL REFLECT THE TRANSFER
          OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND ITS ASSIGNS AS A
          SALE.

                                       15

     J.   IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF
          THE MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS
          PROVIDED IN THIS SECTION 2 BE, AND BE CONSTRUED AS, AN ---------
          ABSOLUTE SALE OF THE MORTGAGE LOANS AND RELATED PROPERTY. IT IS,
          FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH CONVEYANCE BE
          DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY SELLER
          TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER,
          IN THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE
          MORTGAGE LOANS OR ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF
          SELLER, OR IF FOR ANY OTHER REASON THIS AGREEMENT IS HELD OR DEEMED TO
          CREATE A SECURITY INTEREST IN THE MORTGAGE LOANS OR ANY RELATED
          PROPERTY, THEN:

          1.   THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

          2.   THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO
               BE A GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL
               OF SELLER'S RIGHT, TITLE, AND INTEREST, WHETHER NOW OWNED OR
               HEREAFTER ACQUIRED, IN AND TO:

               A.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
                    FROM OR RELATING TO ANY OF THE FOLLOWING PROPERTY: THE
                    MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE,
                    INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES, SECURITY
                    AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES,
                    ALL DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE
                    CUT-OFF DATE, ALL SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS
                    AND ALL DISTRIBUTIONS WITH RESPECT THERETO, AND THE MORTGAGE
                    FILES;

               B.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING FROM
                    OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH
                    RESPECT TO, OR INSURANCE PROCEEDS PAYABLE

                                       16

                    WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS WITH
                    RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN
                    CLAUSE (A) ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON
                    LIQUIDATION OF ANY INVESTMENT PURCHASED AT A DISCOUNT); AND

               C.   ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED
                    IN CLAUSES (A) AND (B) ABOVE.

                                       17

     K.   THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
          MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
          INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED
          SECURITIES SHALL BE DEEMED TO BE POSSESSION BY THE SECURED PARTY OR
          POSSESSION BY A PURCHASER FOR PURPOSES OF PERFECTING THE SECURITY
          INTEREST PURSUANT TO THE UNIFORM COMMERCIAL CODE (INCLUDING, WITHOUT
          LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE RELEVANT
          JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
          REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY
          INTEREST.

     L.   NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
          RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL
          BE DEEMED TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR
          CONFIRMATIONS FROM, SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF,
          OR PERSONS HOLDING FOR, PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR
          THE PURPOSE OF PERFECTING SUCH SECURITY INTEREST UNDER APPLICABLE LAW.

     M.   SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT, TAKE SUCH
          REASONABLE ACTIONS AS MAY BE NECESSARY TO ENSURE THAT, IF THIS
          AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN THE PROPERTY
          DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
          PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND
          WILL BE MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN
          SUCH CASE, SELLER SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE
          EFFECTIVENESS OF ANY ORIGINAL FILINGS NECESSARY UNDER THE UNIFORM
          COMMERCIAL CODE AS IN EFFECT IN ANY JURISDICTION TO PERFECT SUCH
          SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION HEREWITH, PURCHASER
          SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY AND
          CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
          JURISDICTION.

                                       18

     N.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT
          TO SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY
          MORTGAGE LOAN AS TO WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN
          CLAUSE 2.2.1) REQUIRED TO BE DELIVERED TO OR ON BEHALF OF THE TRUSTEE
          OR THE MASTER SERVICER PURSUANT TO THIS SECTION 2 ON OR BEFORE THE
          CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY EXECUTED OR IS
          DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
          MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER
          OF SUCH OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND
          ASSIGNS' RIGHTS IN RESPECT THEREOF PURSUANT TO SECTION 5.

XXIX. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

     A.   SELLER SHALL (I) DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A
          DISKETTE ACCEPTABLE TO PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT
          THE MORTGAGE LOANS AS MAY BE REASONABLY REQUESTED BY PURCHASER, (II)
          DELIVER TO PURCHASER INVESTOR FILES (COLLECTIVELY THE "COLLATERAL
          INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED TO BE INCLUDED IN
          THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S HEADQUARTERS IN
          NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN ITS
          EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND
          MORTGAGE FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF
          THE MORTGAGE LOANS. THE FACT THAT PURCHASER HAS CONDUCTED OR HAS
          FAILED TO CONDUCT ANY PARTIAL OR COMPLETE EXAMINATION OF THE CREDIT
          FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE FILES FOR THE MORTGAGE
          LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE TRUSTEE TO CAUSE
          SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH (EACH
          AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
          LOANS PURSUANT TO SECTION 5 HEREOF.

                                       19

     B.   ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF
          ANY OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE
          TRUSTEE, THE SPECIAL SERVICER AND EACH RATING AGENCY TO EXAMINE AND
          AUDIT ALL BOOKS, RECORDS AND FILES PERTAINING TO THE MORTGAGE LOANS,
          SELLER'S UNDERWRITING PROCEDURES AND SELLER'S ABILITY TO PERFORM OR
          OBSERVE ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS AGREEMENT.
          SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT ONE OR MORE OFFICES
          OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE CONDUCTED IN A
          MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS UPON
          REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS
          AND AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY
          OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE,
          THE SPECIAL SERVICER AND EACH RATING AGENCY REASONABLY ADEQUATE
          FACILITIES, AS WELL AS THE ASSISTANCE OF A SUFFICIENT NUMBER OF
          KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE FAMILIAR WITH THE
          MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER SHALL
          COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
          RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE
          PURCHASER WITH ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL
          CONDITION AND ACCESS TO KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS
          FOR THE PURPOSE OF ANSWERING QUESTIONS WITH RESPECT TO SELLER'S
          FINANCIAL CONDITION, FINANCIAL STATEMENTS AS PROVIDED TO PURCHASER OR
          OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO CONSUMMATE THE
          TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN ANY
          MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
          PROVIDE THE MASTER SERVICER OR PRIMARY SERVICER, IF APPLICABLE, WITH
          ANY ADDITIONAL INFORMATION IDENTIFIED BY THE MASTER SERVICER OR
          PRIMARY SERVICER, IF APPLICABLE, AS NECESSARY TO COMPLETE THE CMSA
          PROPERTY FILE, TO THE EXTENT THAT SUCH INFORMATION IS AVAILABLE.

     C.   PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
          DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR
          NOTICE OF THE IDENTITY OF SUCH DESIGNEE OR AGENT.

                                       20

     D.   PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND
          THE MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION
          AND THAT IS NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT
          SUCH INFORMATION SHALL NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO
          REQUIRE CONFIDENTIALITY UNDER ANY CONFIDENTIALITY AGREEMENT IS HEREBY
          WAIVED) TO THE EXTENT SUCH INFORMATION IS REQUIRED TO BE INCLUDED IN
          THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR PURCHASER IS REQUIRED
          BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF PURCHASER IS
          REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
          CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE
          PRECEDING SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE
          PROPOSED FORM OF SUCH DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND
          SELLER SHALL PROMPTLY, AND IN ANY EVENT WITHIN TWO BUSINESS DAYS,
          NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN WHICH CASE PURCHASER
          SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH INACCURACIES. IF
          PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE CONFIDENTIAL
          INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
          SENTENCE, PURCHASER SHALL NOTIFY SELLER AND COOPERATE IN SELLER'S
          EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE ASSURANCE
          THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
          IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS
          COMPELLED AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER
          SHALL, PRIOR TO MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER
          AND ITS COUNSEL AS TO SUCH DISCLOSURE AND THE NATURE AND WORDING OF
          SUCH DISCLOSURE AND PURCHASER SHALL USE REASONABLE EFFORTS TO OBTAIN
          CONFIDENTIAL TREATMENT THEREFOR. NOTWITHSTANDING THE FOREGOING, IF
          REASONABLY ADVISED BY COUNSEL THAT PURCHASER IS REQUIRED BY A
          REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE IMMEDIATELY,
          THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
          PRIOR REVIEW BY SELLER.

XXX. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

                                       21

     A.   TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES
          FOR THE BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH
          MORTGAGE LOAN AS OF THE DATE HEREOF (OR AS OF SUCH OTHER DATE
          SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
          EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2
          HERETO, EXCEPT AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO,
          AND HEREBY FURTHER REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE
          HEREOF THAT:

          1.   SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW YORK. SELLER
               HAS THE REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE
               MORTGAGE LOANS AND TO TRANSFER AND CONVEY THE MORTGAGE LOANS TO
               PURCHASER AND HAS THE REQUISITE POWER AND AUTHORITY TO EXECUTE
               AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED BY, AND
               PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

          2.   THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
               DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION,
               EXECUTION AND DELIVERY HEREOF BY PURCHASER, THIS AGREEMENT
               CONSTITUTES THE VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY,
               INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER
               LAWS RELATING TO OR AFFECTING THE RIGHTS OF CREDITORS GENERALLY,
               (C) GENERAL EQUITY PRINCIPLES (REGARDLESS OF WHETHER SUCH
               ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW) OR
               (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
               TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE
               ENFORCEABILITY OF THE PROVISIONS OF THIS AGREEMENT THAT PURPORT
               TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE
               SECURITIES LAWS.

                                       22

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY SELLER WITH THIS AGREEMENT,
               OR THE CONSUMMATION BY SELLER OF ANY TRANSACTION CONTEMPLATED
               HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE REQUIRED
               UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR
               RECORDING OF FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND
               OTHER SIMILAR DOCUMENTS NECESSARY IN CONNECTION WITH SELLER'S
               SALE OF THE MORTGAGE LOANS TO PURCHASER, (C) SUCH CONSENTS,
               APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS, FILINGS
               OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH
               CONSENT, APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION,
               FILING OR NOTICE WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               PERFORMANCE BY SELLER UNDER THIS AGREEMENT.

                                       23

          4.   NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
               EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER,
               CONFLICTS OR WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A
               BREACH OF, OR CONSTITUTES OR WILL CONSTITUTE A DEFAULT UNDER (A)
               ANY TERM OR PROVISION OF SELLER'S ARTICLES OF ORGANIZATION OR
               BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR
               TAKING OF THE ACTIONS CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW,
               RULE, REGULATION, ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF
               ANY COURT OR GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER
               SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
               CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
               DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR
               ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY BY SELLER OR
               ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR
               RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS,
               OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF SELLER,
               OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER
               TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

          5.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN
               WRITING AGAINST SELLER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
               LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
               ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN
               EFFECT ON THE FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY
               AND ADVERSELY AFFECT THE ABILITY OF SELLER TO PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       24

          6.   ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO
               THIS AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS
               RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE LOANS TO
               PURCHASER.

          7.   TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT
               CERTAIN INDEMNIFICATION AGREEMENT, DATED JULY 19, 2005, BETWEEN
               SELLER, PURCHASER, THE UNDERWRITERS AND THE INITIAL PURCHASERS
               (THE "INDEMNIFICATION AGREEMENT")) RELATING TO THE MORTGAGE LOANS
               DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT
               TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
               THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE
               MADE, NOT MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN
               TO THE CONTRARY, THIS SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO
               THE BENEFIT OF PURCHASER AND NO OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                                       25

     B.   TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY
          REPRESENTS AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

          1.   PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH
               FULL POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS PRESENTLY
               CONDUCTED BY IT.

          2.   PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE
               LOANS, TO EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO
               AND CONSUMMATE ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
               PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY
               AND PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY
               EXECUTED AND DELIVERED THIS AGREEMENT. THIS AGREEMENT, ASSUMING
               DUE AUTHORIZATION, EXECUTION AND DELIVERY BY SELLER, CONSTITUTES
               THE VALID AND BINDING OBLIGATION OF PURCHASER, ENFORCEABLE
               AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
               REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE
               ENFORCEMENT OF CREDITORS' RIGHTS GENERALLY AND BY GENERAL
               PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH ENFORCEMENT IS
               CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY PURCHASER WITH THIS
               AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF ANY TRANSACTION
               CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
               PURCHASER.

                                       26

          4.   NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION,
               DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL
               VIOLATE PURCHASER'S CERTIFICATE OF INCORPORATION OR BY-LAWS OR
               CONSTITUTE A DEFAULT (OR AN EVENT THAT, WITH NOTICE OR LAPSE OF
               TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER, OR RESULT IN A
               BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
               INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE
               TO PURCHASER OR ITS ASSETS.

          5.   PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS
               PERFORMANCE AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL
               NOT CONSTITUTE A VIOLATION OF ANY LAW, RULE, WRIT, INJUNCTION,
               ORDER OR DECREE OF ANY COURT, OR ORDER OR REGULATION OF ANY
               FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING JURISDICTION
               OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY
               AND ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR
               THE OPERATION OF PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND
               ADVERSELY AFFECT ITS ABILITY TO PERFORM ITS OBLIGATIONS AND
               DUTIES HEREUNDER.

          6.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED
               AGAINST PURCHASER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE LOANS, THE
               ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
               ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
               FINANCIAL CONDITION OF PURCHASER THAT WOULD MATERIALLY AND
               ADVERSELY AFFECT THE ABILITY OF PURCHASER TO PERFORM ITS
               OBLIGATION UNDER THIS AGREEMENT.

          7.   PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT
               OR OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL
               PURCHASERS AND THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED
               TO ANY COMMISSION OR COMPENSATION IN CONNECTION WITH THE SALE OF
               THE MORTGAGE LOANS OR CONSUMMATION OF ANY OF THE TRANSACTIONS
               CONTEMPLATED HEREBY.

                                       27

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

                                       28

XXXI. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

     A.   IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF
          THE TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER
          DIRECTLY OR BY WAY OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER
          TO THE TRUSTEE, THE REPRESENTATIONS AND WARRANTIES SET FORTH ON
          EXHIBIT 2 HERETO (EACH AS OF THE DATE HEREOF UNLESS OTHERWISE
          SPECIFIED).

                                       29

     B.   IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
          DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND
          WHEN REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR
          IF THERE IS A BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES
          REQUIRED TO BE MADE BY SELLER REGARDING THE CHARACTERISTICS OF THE
          MORTGAGE LOANS AND/OR THE RELATED MORTGAGED PROPERTIES AS SET FORTH IN
          EXHIBIT 2 HERETO, AND IN EITHER CASE THE PARTY DISCOVERING SUCH BREACH
          OR DEFECT DETERMINES THAT EITHER (I) THE DEFECT OR BREACH MATERIALLY
          AND ADVERSELY AFFECTS THE INTERESTS OF THE HOLDERS OF THE CERTIFICATES
          IN THE RELATED MORTGAGE LOAN OR (II) BOTH (A) THE DEFECT OR BREACH
          MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE MORTGAGE LOAN AND
          (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
          REHABILITATED MORTGAGE LOAN (ANY SUCH DEFECT DESCRIBED IN THE
          PRECEDING CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND ANY
          SUCH BREACH DESCRIBED IN THE PRECEDING CLAUSE (I) OR (II), A "MATERIAL
          BREACH"), THE PARTY DETERMINING THAT SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS SHALL PROMPTLY NOTIFY, IN WRITING, THE OTHER
          PARTIES; PROVIDED THAT ANY BREACH OF THE REPRESENTATION AND WARRANTY
          CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2 SHALL CONSTITUTE A
          MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD MAINTENANCE
          CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
          EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
          DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS
          NOT CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          UPON DETERMINING (OR BECOMING AWARE OF ANOTHER PARTY'S DETERMINATION)
          THAT ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
          (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO THE CONTRARY, BE
          PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS PRIOR TO DELIVERY
          OF THE NOTICE TO SELLER REFERRED TO BELOW), THE MASTER SERVICER SHALL,
          AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER THAN 90
          DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS;
          PROVIDED, HOWEVER, THAT IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH, AS THE CASE MAY BE, CANNOT BE CORRECTED OR CURED IN ALL
          MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH MATERIAL
          DOCUMENT

                                       30

          DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO BE
          OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER
          IS DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS
          CERTIFIED BY SELLER IN AN OFFICER'S CERTIFICATE DELIVERED TO THE
          TRUSTEE, THEN THE CURE PERIOD WILL BE EXTENDED FOR AN ADDITIONAL 90
          DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL DOCUMENT DEFECT, (X) THE
          MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE LOAN AND A
          SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
          DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION
          OF "SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT
          AND (Y) THE MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION
          DELIVERED TO SELLER BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE
          POOLING AND SERVICING AGREEMENT NOT LESS THAN 90 DAYS PRIOR TO THE
          DELIVERY OF THE NOTICE OF SUCH MATERIAL DOCUMENT DEFECT. THE PARTIES
          ACKNOWLEDGE THAT NEITHER DELIVERY OF A CERTIFICATION OR SCHEDULE OF
          EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE POOLING AND
          SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH CERTIFICATION
          OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY OF
          NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY
          SELLER, THE MASTER SERVICER OR THE SPECIAL SERVICER OF ANY MATERIAL
          DOCUMENT DEFECT LISTED THEREIN.

                                       31

     C.   SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED OR SELLER
          OTHERWISE FAILS TO CORRECT OR CURE WITHIN THE ABOVE CURE PERIODS,
          SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS,
          EITHER (I) REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN
          FROM PURCHASER OR ITS ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE
          POOLING AND SERVICING AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH
          PERIOD COMMENCING ON THE CLOSING DATE (OR WITHIN THE TWO-YEAR PERIOD
          COMMENCING ON THE CLOSING DATE IF THE RELATED MORTGAGE LOAN IS A
          "DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II)
          OF THE CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS
          OPTION REPLACE, WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE
          LOAN TO WHICH SUCH DEFECT RELATES WITH A QUALIFYING SUBSTITUTE
          MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED MORTGAGE"
          (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS SENTENCE
          OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
          THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY
          SUBSTITUTION SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND
          CONDITIONS OF THE POOLING AND SERVICING AGREEMENT.

                                       32

     D.   IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS
          CONTEMPLATED ABOVE (A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE
          MORTGAGE LOAN IS CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR
          MORE OTHER MORTGAGE LOANS ("CROSSED MORTGAGE LOANS") AND (Z) THE
          APPLICABLE DOCUMENT DEFECT OR BREACH DOES NOT CONSTITUTE A MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS TO SUCH
          CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN THE
          APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE
          DEEMED TO CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS
          THE CASE MAY BE, AS TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF
          THE ABOVE PROVISIONS, AND SELLER SHALL BE OBLIGATED TO REPURCHASE OR
          REPLACE EACH SUCH CROSSED MORTGAGE LOAN IN ACCORDANCE WITH THE
          PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH OR DOCUMENT
          DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
          TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS
          JUDGMENT OF THE TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE
          WITH INDUSTRY PRACTICE TO OBTAIN A NONDISQUALIFICATION OPINION AND (B)
          BOTH OF THE FOLLOWING CONDITIONS WOULD BE SATISFIED IF SELLER WERE TO
          REPURCHASE OR REPLACE ONLY THOSE MORTGAGE LOANS AS TO WHICH A MATERIAL
          BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED WITHOUT REGARD TO THIS
          PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE COVERAGE
          RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
          LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE
          REPURCHASE OR REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X
          BELOW THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOANS(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT AND (B) THE DEBT SERVICE COVERAGE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED LOAN(S))
          FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE REPURCHASE OR
          REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
          MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN
          THE GREATER OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE
          NUMBER (TAKEN TO ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOAN(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND (B) THE LOAN-TO-VALUE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE

                                       33

          AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE
          DETERMINATION OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET
          FORTH ABOVE HAVE BEEN SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE
          ABSENCE OF MANIFEST ERROR. THE MASTER SERVICER WILL BE ENTITLED TO
          CAUSE TO BE DELIVERED, OR DIRECT SELLER TO (IN WHICH CASE SELLER
          SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN APPRAISAL OF
          ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
          DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS
          BEEN SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND
          COST OF THE APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE
          UNREASONABLY WITHHELD).

                                       34

     E.   WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER
          IS REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE
          LOAN (EACH, A "REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE
          THE TRUSTEE (AS ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED
          MORTGAGE LOAN, SELLER AND PURCHASER HEREBY AGREE TO FOREBEAR FROM
          ENFORCING ANY REMEDIES AGAINST THE OTHER'S PRIMARY COLLATERAL BUT MAY
          EXERCISE REMEDIES AGAINST THE PRIMARY COLLATERAL SECURING THEIR
          RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO THE TRUSTEE, THE
          PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY THE
          TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE
          OTHER PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL.
          IF THE EXERCISE OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF
          THE OTHER PARTY TO EXERCISE ITS REMEDIES WITH RESPECT TO THE PRIMARY
          COLLATERAL SECURING THE MORTGAGE LOAN OR MORTGAGE LOANS HELD BY SUCH
          PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM EXERCISING SUCH REMEDIES
          UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE RELEVANT MORTGAGE
          LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE POOLING AND
          SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT OF
          THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR
          LETTERS OF CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE
          ALLOCATED BETWEEN SUCH MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE
          LOAN DOCUMENTS, OR OTHERWISE ON A PRO RATA BASIS BASED UPON THEIR
          OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS OF THE MORTGAGE LOANS
          SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY MODIFICATION
          THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
          THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH. THE PROVISIONS OF THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT
          TO ANY MORTGAGE LOAN WITHOUT THE RELATED MORTGAGOR'S CONSENT.

                                       35

     F.   ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
          MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS
          IN A MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE
          FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS
          THE MORTGAGE FILE CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY
          THAT APPEARS TO BE REGULAR ON ITS FACE; (B) THE ABSENCE FROM THE
          MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE THAT APPEARS TO BE
          REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE MORTGAGE FILE A
          CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH THE
          MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF
          THE ITEM SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING
          MATERIAL DOCUMENT DEFECTS IS DISCOVERED BY THE CUSTODIAN (OR THE
          TRUSTEE IF THERE IS NO CUSTODIAN), THE TRUSTEE (OR AS SET FORTH IN
          SECTION 2.3(A) OF THE POOLING AND SERVICING AGREEMENT, THE MASTER
          SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS SECTION,
          INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
          HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL
          DOCUMENT DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE
          LOAN.

                                       36

     G.   IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          EXISTS WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO
          EFFECT A CORRECTION OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, (II) TO REPURCHASE THE AFFECTED MORTGAGE LOAN FROM
          PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE SUCH MORTGAGE LOAN WITH
          A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN ACCORDANCE WITH THIS
          AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME PROVIDED FOR
          SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
          MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED
          MORTGAGE LOAN, THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING
          STANDARD, MODIFY, WORK-OUT OR FORECLOSE, SELL OR OTHERWISE LIQUIDATE
          (OR PERMIT THE LIQUIDATION OF) THE MORTGAGE LOAN PURSUANT TO SECTIONS
          9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF THE POOLING AND SERVICING
          AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER ACKNOWLEDGES
          AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
          WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR
          SHALL SUCH MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE
          FROM SELLER FOR ANY REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH
          MODIFICATION AND WORK-OUT, SELLER SHALL BE OBLIGATED TO REPURCHASE THE
          MORTGAGE LOAN AS MODIFIED AND THE PURCHASE PRICE SHALL INCLUDE ANY
          WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE OF REPURCHASE
          PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
          APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN
          PAYABLE TO THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF
          THE MORTGAGE LOAN PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS
          MATURITY DATE, PROVIDED THAT NO AMOUNT SHALL BE PAID BY SELLER IN
          RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY COMPRISES A
          PORTION OF THE PURCHASE PRICE.

                                       37

     H.   SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF
          ANY NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE
          ITS OPTION TO PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS
          DESCRIBED IN SECTION 9.36 OF THE POOLING AND SERVICING AGREEMENT AND
          (II) THE SPECIAL SERVICER OF ANY OFFER THAT IT RECEIVES TO PURCHASE
          THE APPLICABLE REO PROPERTY, EACH IN CONNECTION WITH SUCH LIQUIDATION.
          UPON THE RECEIPT OF SUCH NOTICE BY SELLER, SELLER SHALL THEN HAVE THE
          RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO PROPERTY, AS
          APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE CASE
          OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION
          PURCHASE PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY
          PRECEDING SENTENCE, THE AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING
          TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR IN THE POOLING AND
          SERVICING AGREEMENT, THE RIGHT OF ANY OPTION HOLDER TO PURCHASE SUCH
          MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO SELLER'S RIGHT TO
          PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY PRECEDING
          SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
          OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE
          MORTGAGE LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS
          NOTIFIED OF SUCH INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER.
          THE SPECIAL SERVICER SHALL BE OBLIGATED TO PROVIDE SELLER WITH ANY
          APPRAISAL OR OTHER THIRD PARTY REPORTS RELATING TO THE MORTGAGED
          PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO EVALUATE THE
          MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
          FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A
          PERSON OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND
          (EITHER EXPRESS OR IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II)
          REPRESENTATION OR WARRANTY OF ANY KIND (EITHER EXPRESS OR IMPLIED) BY
          SELLER TO OR FOR THE BENEFIT OF SUCH PERSON.

                                       38

     I.   THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT
          DISCOVERED UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE
          SALE OF THE RELATED REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE
          ANY CLAIM AGAINST SELLER FOR REPURCHASE OF THE REO MORTGAGE LOAN OR
          REO PROPERTY. IN SUCH AN EVENT, THE MASTER SERVICER SHALL NOTIFY
          SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
          PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN
          THE PROVISIONS ABOVE REGARDING NOTICE OF OFFERS RELATED TO SUCH REO
          PROPERTY AND SELLER'S RIGHT TO PURCHASE SUCH REO PROPERTY SHALL APPLY.
          AFTER A FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN,
          IF A COURT OF COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE
          EXPIRATION OF ANY APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS
          OBLIGATED TO REPURCHASE THE RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN
          (A "FINAL JUDICIAL DETERMINATION") OR SELLER OTHERWISE ACCEPTS
          LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE TERMINATION OF THE
          TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING AGREEMENT,
          SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
          ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE
          WITH THE POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM
          ANY SALE TO SELLER) AND THE PURCHASE PRICE.

                                       39

     J.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN
          CONNECTION WITH ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR
          REO PROPERTY AS DESCRIBED IN THIS SECTION 5, THE SPECIAL SERVICER
          SHALL NOT RECEIVE A LIQUIDATION FEE FROM SELLER (BUT MAY COLLECT SUCH
          LIQUIDATION FEE FROM THE RELATED LIQUIDATION PROCEEDS AS OTHERWISE
          PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT SELLER IS
          OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
          AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY
          PURSUANT TO THE IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO
          ANY LIQUIDATION FEE (CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS)
          PAYABLE TO THE SPECIAL SERVICER SHALL BE INCLUDED IN THE DEFINITION OF
          "PURCHASE PRICE" IN RESPECT OF SUCH MORTGAGE LOAN OR REO MORTGAGED
          PROPERTY. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NO LIQUIDATION FEE
          SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A MORTGAGE LOAN BY
          SELLER.

     K.   THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A
          MATERIAL DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE
          A DEFECTIVE MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR
          ITS ASSIGNEES WITH RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH IN RESPECT OF AN OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS
          LIMITATION SHALL NOT IN ANY WAY LIMIT PURCHASER'S RIGHTS OR REMEDIES
          UPON BREACH OF ANY OTHER REPRESENTATION OR WARRANTY OR COVENANT BY
          SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET FORTH IN
          EXHIBIT 2).

     L.   NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF
          THE REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN
          EXHIBIT 2 HERETO, AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF
          REASONABLE COSTS AND EXPENSES ASSOCIATED WITH THE DEFEASANCE OR
          ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT CAUSING THE TRUST TO
          INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO SUCH
          REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER
          HEREBY COVENANTS AND AGREES TO REIMBURSE THE TRUST WITHIN 90 DAYS OF
          THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT SUFFICIENT TO AVOID
          SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO ACKNOWLEDGE THAT
          SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH RESPECT TO
          THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

                                       40

     M.   THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR
          THE MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE
          WRITTEN NOTICE PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          TO SELLER OF ITS DETERMINATION THAT ANY MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO
          THE CONTRARY, BE PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS
          PRIOR TO DELIVERY OF THE NOTICE) AND PROMPT WRITTEN NOTICE TO SELLER
          IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY SERVICED
          MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

     N.   IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5,
          PURCHASER OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE
          PURCHASE PRICE THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE
          DELIVERED TO SELLER ALL MORTGAGE LOAN DOCUMENTS WITH RESPECT TO SUCH
          MORTGAGE LOAN, AND EACH DOCUMENT THAT CONSTITUTES A PART OF THE
          MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE TRUSTEE SHALL BE
          ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT SELLER
          SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN,
          IN EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN
          RESPECT OF SUCH MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES
          WITH RESPECT THERETO.

XXXII. CLOSING.

     A.   THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE
          OFFICES OF LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022
          AT 9:00 A.M., NEW YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE
          SUBJECT TO EACH OF THE FOLLOWING CONDITIONS:

          1.   ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
               SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
               REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO)
               SHALL BE TRUE AND CORRECT AS OF THE CLOSING DATE (TO THE EXTENT
               OF THE STANDARD, IF ANY, SET FORTH IN EACH REPRESENTATION AND
               WARRANTY).

                                       41

          2.   ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH
               FORMS AS ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR
               PURCHASER, AS APPLICABLE, SHALL BE DULY EXECUTED AND DELIVERED BY
               ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS
               THEREOF.

          3.   SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS
               DESIGNEE ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS
               OF THE CLOSING DATE PURSUANT TO SECTION 2 HEREOF.

          4.   THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER
               AND ITS AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE
               SATISFACTORY TO PURCHASER AND ITS AFFILIATES IN THEIR SOLE
               DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO THE FORM AND
               CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE
               MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          5.   ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE
               COMPLIED WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN
               COMPLIED WITH, AND SELLER AND PURCHASER SHALL HAVE THE ABILITY TO
               COMPLY WITH ALL TERMS AND CONDITIONS AND PERFORM ALL DUTIES AND
               OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED AFTER THE
               CLOSING DATE.

          6.   SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO
               PURCHASER PURSUANT TO SECTION 8 HEREOF.

          7.   THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS
               BY EACH RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR
               EACH SUCH CLASS IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          8.   NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT
               AND NONE OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE
               CERTIFICATE PURCHASE AGREEMENT, AND NEITHER THE UNDERWRITERS NOR
               THE INITIAL PURCHASERS SHALL HAVE SUSPENDED, DELAYED OR OTHERWISE
               CANCELLED THE CLOSING DATE.

          9.   SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE
               LOANS PURSUANT TO SECTION 1 HEREOF.

                                       42

     B.   EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
          OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO
          PURCHASE THE MORTGAGE LOANS ON THE CLOSING DATE.

XXXIII. CLOSING DOCUMENTS.

          THE CLOSING DOCUMENTS SHALL CONSIST OF THE FOLLOWING:

                                       43

     A.   THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

     B.   A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF
          SELLER AND DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS
          SUCCESSORS AND ASSIGNS MAY RELY, TO THE EFFECT THAT: (I) THE
          REPRESENTATIONS AND WARRANTIES OF SELLER IN THIS AGREEMENT ARE TRUE
          AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CLOSING DATE
          WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
          PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A
          SPECIFIED DATE SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE;
          AND (II) SELLER HAS COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL
          CONDITIONS ON ITS PART TO BE PERFORMED OR SATISFIED ON OR PRIOR TO THE
          CLOSING DATE.

     C.   TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION
          AND BY-LAWS.

     D.   A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF
          NEW YORK DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     E.   A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED
          THE CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT
          THAT EACH INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER,
          SIGNED THIS AGREEMENT OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED
          ON OR BEFORE THE CLOSING DATE IN CONNECTION WITH THE TRANSACTIONS
          CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE TIMES OF SUCH SIGNING AND
          DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED OR APPOINTED,
          QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
          SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND
          CERTIFICATES ARE THEIR GENUINE SIGNATURES.

     F.   AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED
          IN PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED
          THE CLOSING DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH
          SUCH CHANGES AND MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO
          SUCH COUNSEL'S REASONABLE QUALIFICATIONS):

          1.   SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL
               CORPORATE POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       44

          2.   THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED
               BY SELLER.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT
               OR GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION
               BY SELLER OF THE TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS
               AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

          4.   NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT
               BY SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE
               TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS AGREEMENT (A)
               CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF, OR
               CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
               SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A
               DEFAULT UNDER ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE, TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) CONFLICTS WITH OR RESULTS IN A BREACH OR
               VIOLATION OF ANY LAW, RULE, REGULATION, ORDER, JUDGMENT, WRIT,
               INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY
               HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN
               ANY OF THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE,
               ANY CONFLICT, BREACH OR DEFAULT, OR CREATION OR IMPOSITION OF ANY
               LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE
               EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
               HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY
               TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY
               MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
               CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL
               IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY ON ITS
               BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

                                       45

          5.   TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL
               ACTIONS, INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS
               A PARTY, OR THREATENED AGAINST SELLER, (A) ASSERTING THE
               INVALIDITY OF THIS AGREEMENT OR (B) WHICH MATERIALLY AND
               ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
               UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

          6.   THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT
               AS SUCH ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO
               BANKRUPTCY, INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR
               MORATORIUM, (2) OTHER LAWS RELATING TO OR AFFECTING THE RIGHTS OF
               CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES (REGARDLESS OF
               WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
               OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE
               SECURITIES LAWS, TO THE EXTENT THAT SUCH PUBLIC POLICY
               CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF THIS
               AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
               LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

                                       46

     G.   SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN
          CONNECTION WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER
          OR SELLER'S EXECUTION AND DELIVERY OF, OR PERFORMANCE UNDER, THIS
          AGREEMENT.

     H.   A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED
          THE DATE HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN
          SPECIFIED PROCEDURES AS A RESULT OF WHICH THEY DETERMINED THAT CERTAIN
          INFORMATION OF AN ACCOUNTING, FINANCIAL OR STATISTICAL NATURE SET
          FORTH IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT AGREES WITH THE
          RECORDS OF SELLER.

     I.   SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY
          REASONABLY REQUEST.

     J.   AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE,
          WITH THE RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS
          DESCRIBED HEREIN ATTACHED THERETO, TOGETHER WITH CERTIFIED COPIES OF
          THE CHARTER, BY-LAWS AND CERTIFICATE OF GOOD STANDING OF PURCHASER
          DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     K.   SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH
          OTHER DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN
          THIS AGREEMENT AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

     L.   AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

XXXIV. COSTS.

          Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

XXXV. NOTICES.

          All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke, Esq. at
1585 Broadway, 38th Floor, New York, New York 10036, or if (ii) to Seller,
addressed to the Seller at Wells Fargo Bank, National

                                       47

Association, 225 West Wacker Drive, Suite 2550, Chicago, Illinois
60606, Attention: Brigid Mattingly with copies to the attention of Robert F.
Darling, Esq., Wells Fargo Bank, National Association, 633 Folsom Street, 7th
Floor, MAC A0149-075, San Francisco, California 94107 (or to such other address as the Seller may designate in writing).

XXXVI. SEVERABILITY OF PROVISIONS.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

XXXVII. FURTHER ASSURANCES.

          Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the pooling and Servicing Agreement.

XXXVIII. SURVIVAL.

          Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

XXXIX. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                                       48

XL. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT.

          This Agreement shall inure to the benefit of and shall be binding upon
Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of purchaser pursuant to Sections 2, 4.1 (Other than clause 4.1.7), 5, 9, 10, 11,
12 And 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the
Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

XLI. MISCELLANEOUS.

          This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this
Agreement shall not be assigned by Seller without the prior written consent of
Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

XLII. ENTIRE AGREEMENT.

          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the
Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the Indemnification Agreement and the
Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.
The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       49

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent

                                      2-1

mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial
Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage

                                      2-2

Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy")
in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                      2-3

     (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each
          Mortgaged Property) (an "Environmental Report") has been delivered to, or on behalf of, Purchaser or its designee, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.
          Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a
          "Schedule C Loan") is the subject of a Secured Creditor Impaired
          Property Policy, issued by the issuer set forth on Schedule C (the
          "Policy Issuer") and effective as of the date thereof (the
          "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) the
          Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting the related
          Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
          Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid

                                      2-4

          through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

     (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such
          Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged
          Property could be altered, renovated, demolished or transferred or (b)
          the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such
          Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to
          Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

          "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
          9601 et seq.), the Hazardous Materials Transportation Act as amended
          (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control
          Act as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
          (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'
rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

                                       2-5

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically occupying 25% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

                                      2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property
(the "Fee Interest"), and as to such Ground Leases:

     (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
          Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
          Mortgage, other than Permitted Encumbrances;

     (iii) The Mortgagor's interest in such Ground Lease is assignable to
          Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

     (iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (v)  Such Ground Lease, or an estoppel letter or other agreement, (A)
          requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

     (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
          Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                                      2-7

     (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

     (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A)
          to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by the related
          Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground
          Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

                                      2-8

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                                      2-9

          27. No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 8, 12, 14,
15, 16 and 17 of this Exhibit 2.

          28. Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein.
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          32. Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to Seller's knowledge (a) the related
Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and
(b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                                      2-11

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and
Seller does not know or, to Seller's knowledge, have reason to know that any
Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-12

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                WELLS FARGO LOANS

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                    EXHIBIT 3

                               PRICING FORMULATION

     Wells Fargo: ______________

                                      3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

               Seller:    Wells Fargo Bank, National Association
               Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July [-], 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this [__] day of July, 2005.

SELLER:                                 WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                       4-1

                                   EXHIBIT K-3

                         FORM OF PURCHASE AGREEMENT III

                                      K-3-1

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                        PRINCIPAL COMMERCIAL FUNDING, LLC
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 19, 2005

================================================================================

5.          REMEDIES UPON BREACH OF REPRESENTATIONS AND

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................17
Agreement......................................................................2
Certificate Purchase Agreement.................................................2
Certificates...................................................................2
Closing Date...................................................................3
Collateral Information........................................................10
Crossed Mortgage Loans........................................................16
Defective Mortgage Loan.......................................................16
Final Judicial Determination..................................................19
Fiscal Agent...................................................................2
Indemnification Agreement.....................................................13
Initial Purchasers.............................................................2
Master Servicer................................................................2
Material Breach...............................................................15
Material Document Defect......................................................15
Memorandum.....................................................................2
Mortgage File..................................................................4
Mortgage Loan Schedule.........................................................3
Mortgage Loans.................................................................2
Officer's Certificate..........................................................7
Other Mortgage Loans...........................................................2
Pooling and Servicing Agreement................................................2
Private Certificates...........................................................2
Prospectus Supplement..........................................................2
Public Certificates............................................................2
Purchaser......................................................................2
Repurchased Loan..............................................................17
Seller.........................................................................2
Special Servicer...............................................................2
Trust..........................................................................2
Trustee........................................................................2
Underwriters...................................................................2
Underwriting Agreement.........................................................2

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                (PRINCIPAL LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 19,
2005, between Principal Commercial Funding, LLC ("Seller"), and Morgan Stanley
Capital I Inc. ("Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of July 1, 2005 between Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer (the
"Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells
Fargo Bank, National Association, as paying agent and certificate registrar and
ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). In exchange for the
Mortgage Loans and certain other mortgage loans to be purchased by Purchaser
(collectively the "Other Mortgage Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Trust Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
A-4B, Class A-J, Class B, Class C and Class D Certificates (the "Public
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"), pursuant to an Underwriting
Agreement, between Purchaser and the Underwriters, dated July 19, 2005 (the
"Underwriting Agreement"), and the Class X-1, Class X-2, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
R-I, Class R-II and Class R-III Certificates (the "Private Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc. (the "Initial Purchasers") pursuant to a Certificate Purchase
Agreement, between Purchaser and the Initial Purchasers, dated July 19, 2005
(the "Certificate Purchase Agreement"). The Underwriters will offer the Public
Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 19, 2005 (together, the
"Prospectus Supplement"), and the Initial Purchasers will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
July 19, 2005 (the "Memorandum").

                                        2

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                        3

XLIII. AGREEMENT TO PURCHASE.

     A.   SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A
          SERVICING RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE
          SCHEDULE (THE "MORTGAGE LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1,
          AS SUCH SCHEDULE MAY BE AMENDED TO REFLECT THE ACTUAL MORTGAGE LOANS
          ACCEPTED BY PURCHASER PURSUANT TO THE TERMS HEREOF. THE CUT-OFF DATE
          WITH RESPECT TO THE MORTGAGE LOANS IS JULY 1, 2005. THE MORTGAGE LOANS
          WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF BUSINESS
          ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
          BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $239,300,290. THE SALE
          OF THE MORTGAGE LOANS SHALL TAKE PLACE ON JULY 28, 2005 OR SUCH OTHER
          DATE AS SHALL BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE
          "CLOSING DATE"). THE PURCHASE PRICE TO BE PAID BY PURCHASER FOR THE
          MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET FORTH AS SUCH PURCHASE PRICE
          ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE PAID TO SELLER BY
          WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING DATE.

     B.   ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO
          THE POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND
          INTEREST IN AND TO THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS
          AGREEMENT (TO THE EXTENT SET FORTH IN SECTION 14), AND THE TRUSTEE
          SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE
          LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET
          FORTH IN SECTION 14).

XLIV. CONVEYANCE OF MORTGAGE LOANS.

                                        4

     A.   EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
          CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF
          THE CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES
          HEREBY TRANSFER, ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER,
          WITHOUT RECOURSE, EXCEPT AS SPECIFICALLY PROVIDED HEREIN ALL THE
          RIGHT, TITLE AND INTEREST OF SELLER, WITH THE UNDERSTANDING THAT A
          SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED JULY 1, 2005, WILL
          BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO THE MORTGAGE
          LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING DATE.
          THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON
          OR PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF
          THIS AGREEMENT AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION
          WITH SUCH TRANSFER AND ASSIGNMENT, SELLER SHALL DELIVER TO OR ON
          BEHALF OF THE TRUSTEE, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE
          CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN CLAUSE 2.2.1 HEREOF)
          FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH BUSINESS DAY AFTER
          THE CLOSING DATE, FIVE LIMITED POWERS OF ATTORNEY SUBSTANTIALLY IN THE
          FORM ATTACHED HERETO AS EXHIBIT 5 IN FAVOR OF THE TRUSTEE AND THE
          SPECIAL SERVICER TO EMPOWER THE TRUSTEE AND, IN THE EVENT OF THE
          FAILURE OR INCAPACITY OF THE TRUSTEE, THE SPECIAL SERVICER, TO SUBMIT
          FOR RECORDING, AT THE EXPENSE OF SELLER, ANY MORTGAGE LOAN DOCUMENTS
          REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND SERVICING
          AGREEMENT AND ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING
          THEREON THAT ARE REQUIRED TO BE INCLUDED IN THE MORTGAGE FILES (SO
          LONG AS ORIGINAL COUNTERPARTS HAVE PREVIOUSLY BEEN DELIVERED TO THE
          TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE WITH THE TRUSTEE AND
          THE SPECIAL SERVICER IN CONNECTION WITH ANY ADDITIONAL POWERS OF
          ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED BY SUCH PARTIES FOR
          PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO AGREE THAT NO SUCH
          POWER OF ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE LOAN BY
          OR UNDER AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT
          THE ABSENCE OF A DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE
          WITH RESPECT TO SUCH MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE
          EARLIER OF (I) THE DATE THAT IS 180 DAYS FOLLOWING THE DELIVERY OF
          NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO EVENT EARLIER THAN 18
          MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY) ON WHICH SUCH
          MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE TRUSTEE
          SHALL

                                        5

          SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET
          FORTH ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH
          ASSIGNMENTS FOR RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT
          ANY SUCH ASSIGNMENT FOR RECORDING AND CERTIFIES THAT SELLER IS
          AWAITING ITS RETURN FROM THE APPLICABLE RECORDING OFFICE. IN ADDITION,
          NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING DATE, SELLER SHALL
          DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING DOCUMENTS
          OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
          AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN
          (EACH, A "MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT
          RECOURSE" DOES NOT MODIFY THE DUTIES OF SELLER UNDER SECTION 5
          HEREOF.)

     B.   ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE
          CLOSING DATE ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW
          ON BEHALF OF SELLER AT ALL TIMES PRIOR TO THE CLOSING DATE. THE
          MORTGAGE FILES SHALL BE RELEASED FROM ESCROW UPON CLOSING OF THE SALE
          OF THE MORTGAGE LOANS AND PAYMENTS OF THE PURCHASE PRICE THEREFOR AS
          CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH MORTGAGE LOAN SHALL
          CONTAIN THE FOLLOWING DOCUMENTS:

          1.   THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
               ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION,
               AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19, WITHOUT RECOURSE,
               REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE IS
               NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF
               THE MORTGAGE NOTE ATTACHED THERETO;

                                        6

          2.   THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND,
               IF THE MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A
               CERTIFIED TRUE COPY OF THE POWER OF ATTORNEY CERTIFIED BY THE
               PUBLIC RECORDER'S OFFICE, WITH EVIDENCE OF RECORDING THEREON (IF
               RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH SUCH POWER OF
               ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
               OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF
               SUCH ORIGINAL MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF
               RECORDING THEREON ON OR PRIOR TO THE 45TH DAY FOLLOWING THE
               CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING
               OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR
               RECORDATION OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST,
               SELLER SHALL DELIVER OR CAUSE TO BE DELIVERED TO THE TRUSTEE A
               TRUE AND CORRECT COPY OF SUCH MORTGAGE, TOGETHER WITH (I) IN THE
               CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN
               OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT
               SUCH ORIGINAL MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC
               RECORDING OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN
               ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A
               CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
               SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE
               COPY OF THE ORIGINAL RECORDED MORTGAGE;

                                        7

          3.   THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER
               MATERIAL MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF
               ANY, WITH EVIDENCE OF RECORDING THEREON, OR IF ANY SUCH ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN
               DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR RECORDATION AND
               EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON
               OR HAS BEEN LOST AFTER RECORDATION, A TRUE COPY OF SUCH
               MODIFICATION, CONSOLIDATION OR EXTENSION CERTIFIED BY SELLER
               TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC
               RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT
               SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT
               HAS BEEN DISPATCHED OR SENT TO THE APPROPRIATE PUBLIC RECORDING
               OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT HAS BEEN
               LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
               RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY
               IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT, AND THE
               ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

          4.   AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN
               FORM AND SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER
               OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS
               TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19," PROVIDED, IF THE
               RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE
               ELECTRONIC REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE,
               NO SUCH ASSIGNMENTS WILL BE REQUIRED TO BE SUBMITTED FOR
               RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS AS
               ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
               THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE
               SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

                                       8

          5.   ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
               RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF
               MERS OR ITS DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING
               THEREON OR, IF SUCH ORIGINAL ASSIGNMENTS OF MORTGAGE HAVE BEEN
               DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE FOR RECORDATION,
               CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
               BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING
               ASSIGNMENT OF MORTGAGE RETAINED BY SELLER, A COPY THEREOF
               CERTIFIED BY SELLER OR, IF ANY ORIGINAL INTERVENING ASSIGNMENT OF
               MORTGAGE HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING OFFICE
               OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH
               (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
               AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL
               INTERVENING ASSIGNMENT OF MORTGAGE HAS BEEN SENT TO THE
               APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
               THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE THAT
               HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
               APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS
               RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
               ORIGINAL RECORDED INTERVENING ASSIGNMENT OF MORTGAGE;

                                       9

          6.   IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE
               MORTGAGE, THE ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE
               OF RECORDING THEREON OR, IF SUCH ASSIGNMENT OF LEASES HAS NOT
               BEEN RETURNED ON OR PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING
               DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH
               ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND
               COMPLETE COPY OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR
               RECORDING, TOGETHER WITH (I) AN ORIGINAL OF EACH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON AND
               SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE NAMED
               ASSIGNEE TO THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED FROM THE
               APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH ASSIGNMENT
               CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
               ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL
               ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM,
               SIGNED BY THE HOLDER OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL
               ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC.,
               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
               2005-TOP19," WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED
               ASSIGNMENT OF MORTGAGE, PROVIDED, IF THE RELATED MORTGAGE HAS
               BEEN RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO ASSIGNMENT
               OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE REQUIRED
               TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
               ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE
               OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES
               OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          7.   THE ORIGINAL OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
               SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

                                       10

          8.   THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH
               ORIGINAL TITLE INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL
               BINDER OR ACTUAL TITLE COMMITMENT OR A COPY THEREOF CERTIFIED BY
               THE TITLE COMPANY WITH THE ORIGINAL TITLE INSURANCE POLICY TO
               FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A PRELIMINARY TITLE
               REPORT BINDING ON THE TITLE COMPANY WITH AN ORIGINAL TITLE
               INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE;

          9.   (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS
               THEREOF) AND (B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE
               TRUSTEE EXECUTED AND DELIVERED IN CONNECTION WITH THE MORTGAGE
               LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE
               NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
               BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL
               TAKE ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE
               SHOWN AS THE OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS
               FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL
               OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO
               THE MASTER SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING
               THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          10.  COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE
               LOAN WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH GROUND LEASE
               AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

          11.  COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND
               INTERCREDITOR AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY
               INTERCREDITOR AGREEMENT, AND A COPY (THAT IS, NOT THE ORIGINAL)
               OF THE MORTGAGE NOTE EVIDENCING THE RELATED B NOTE), IF ANY,
               RELATED TO ANY MORTGAGE LOAN;

                                       11

          12.  EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
               CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH
               SHALL BE ASSIGNED AND DELIVERED TO THE TRUSTEE ON BEHALF OF THE
               TRUST WITH A COPY TO BE HELD BY THE PRIMARY SERVICER (OR THE
               MASTER SERVICER), AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF
               CREDIT, IF ANY, CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH
               MORTGAGE LOAN, WHICH SHALL BE HELD BY THE PRIMARY SERVICER (OR
               THE MASTER SERVICER) ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE
               HELD BY THE TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS
               AGREED (A) THAT THE PROCEEDS OF SUCH LETTER OF CREDIT BELONG TO
               THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE CLOSING DATE, THE BANK
               ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT AND THE
               PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE
               EFFORTS TO OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN
               WITHIN 90 DAYS) FOLLOWING THE CLOSING DATE, AN ACKNOWLEDGEMENT
               THEREOF BY THE BANK (WITH A COPY OF SUCH ACKNOWLEDGEMENT TO BE
               SENT TO THE TRUSTEE) OR A REISSUED LETTER OF CREDIT AND (C) TO
               INDEMNIFY THE TRUST FOR ANY LIABILITIES, CHARGES, COSTS, FEES OR
               OTHER EXPENSES ACCRUING FROM THE FAILURE OF SELLER TO ASSIGN ALL
               RIGHTS IN AND TO THE LETTER OF CREDIT HEREUNDER INCLUDING THE
               RIGHT AND POWER TO DRAW ON THE LETTER OF CREDIT). IN THE CASE OF
               CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE PRIMARY
               SERVICER (OR MASTER SERVICER) SHALL BE HELD IN ITS CAPACITY AS
               AGENT OF THE TRUST, AND IF THE PRIMARY SERVICER (OR MASTER
               SERVICER) SELLS ITS RIGHTS TO SERVICE THE APPLICABLE MORTGAGE
               LOAN, THE PRIMARY SERVICER (OR MASTER SERVICER) HAS AGREED TO
               ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE
               DIRECTION OF THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL
               SERVICER MAY INSTRUCT, IN EACH CASE, AT THE EXPENSE OF THE
               PRIMARY SERVICER (OR MASTER SERVICER). THE PRIMARY SERVICER (OR
               MASTER SERVICER) HAS AGREED TO INDEMNIFY THE TRUST

                                       12

               FOR  ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH ASSIGNMENT;

          13.  THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED
               TO ANY MORTGAGE LOAN;

          14.  THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
               OTHER MORTGAGED PROPERTIES SECURING MORTGAGE LOANS WITH A CUT-OFF
               DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN $20,000,000;

          15.  ANY ENVIRONMENTAL INSURANCE POLICY; AND

          16.  ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the
Trustee (as the case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

                                       13

     C.   THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES
          REFERRED TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE
          INSTRUMENT ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE
          EXTENT PERMITTED BY APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE
          AND ADMINISTRATIVE INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND
          RECORDING OR FILING OF MULTIPLE ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS
          OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND ASSIGNMENTS
          OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN ACCORDANCE WITH
          THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES, THE
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND
          THE ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE
          LOANS NAMING THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS
          ASSIGNEE. NOTWITHSTANDING THE FACT THAT SUCH ASSIGNMENTS OF MORTGAGES,
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE ASSIGNMENTS OF
          MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS SHALL NAME THE
          TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE ASSIGNEE, THE
          PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL FOR
          ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO
          PURCHASER AND FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE
          CERTIFICATEHOLDERS.

     D.   IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE
          LOAN, ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS
          2.2.2, 2.2.3, 2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON,
          SOLELY BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE WHERE
          SUCH DOCUMENT OR INSTRUMENT HAS BEEN DELIVERED FOR RECORDATION WITHIN
          SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A PHOTOCOPY THEREOF (CERTIFIED
          BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A TRUE AND COMPLETE
          COPY OF THE ORIGINAL THEREOF SUBMITTED FOR RECORDING), TO THE TRUSTEE
          WITHIN SUCH 45 DAY PERIOD, SELLER SHALL THEN DELIVER WITHIN 90 DAYS
          AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR WITHIN SUCH LONGER
          PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO, WHICH
          CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
          CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN
          GOOD FAITH ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S
          OFFICE SUCH ORIGINAL OR PHOTOCOPY).

                                       14

     E.   THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED
          TO ALL SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF
          DATE, ALL OTHER PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE
          (OTHER THAN SCHEDULED PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE
          CUT-OFF DATE), AND ALL PAYMENTS OF INTEREST ON THE MORTGAGE LOANS
          ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF DATE. ALL SCHEDULED
          PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE CUT-OFF DATE
          AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

     F.   WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
          PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO
          BE SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE
          APPROPRIATE PUBLIC OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT
          REFERRED TO IN CLAUSES 2.2.4 AND 2.2.6(II) ABOVE. WITHIN 90 DAYS
          FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND PURCHASER, THE
          TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE SUBMITTED
          FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC OFFICE
          FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT
          REFERRED TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS
          LOST OR RETURNED UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF
          A DEFECT THEREIN, SELLER SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE
          SUCH DEFECT, AND SELLER SHALL, AT ITS OWN EXPENSE (EXCEPT IN THE CASE
          OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY THE TRUSTEE), RECORD OR
          FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR INSTRUMENT IN
          ACCORDANCE WITH THIS SECTION 2.

     G.   DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
          SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT
          REQUIRED TO BE DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO
          OR AT THE DIRECTION OF THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON
          OR PRIOR TO THE 75TH DAY AFTER THE CLOSING DATE, IN ACCORDANCE WITH
          SECTION 3.1 OF THE PRIMARY SERVICING AGREEMENT, IF APPLICABLE.

                                       15

     H.   THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER (OR IN
          THE ALTERNATIVE, THE PRIMARY SERVICER) SHALL INCLUDE, TO THE EXTENT
          REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
          APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE
          MORTGAGE NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE
          ASSIGNMENT OF MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN
          AGREEMENT, THE INSURANCE POLICIES OR CERTIFICATES, AS APPLICABLE, THE
          PROPERTY INSPECTION REPORTS, ANY FINANCIAL STATEMENTS ON THE PROPERTY,
          ANY ESCROW ANALYSIS, THE TAX BILLS, THE APPRAISAL, THE ENVIRONMENTAL
          REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY, FINANCIAL
          INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
          CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE
          POLICIES. DELIVERY OF ANY OF THE FOREGOING DOCUMENTS TO THE PRIMARY
          SERVICER SHALL BE DEEMED A DELIVERY TO THE MASTER SERVICER AND SATISFY
          SELLER'S OBLIGATIONS UNDER THIS SUBPARAGRAPH.

     I.   UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO
          THIS AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE
          OTHER CONTENTS OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN
          PURCHASER AND ITS ASSIGNS, AND THE OWNERSHIP OF ALL RECORDS AND
          DOCUMENTS WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR
          THAT COME INTO THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN
          PURCHASER AND ITS ASSIGNS, AND SHALL BE DELIVERED PROMPTLY BY SELLER
          TO OR ON BEHALF OF EITHER THE TRUSTEE OR THE MASTER SERVICER AS SET
          FORTH HEREIN, SUBJECT TO THE REQUIREMENTS OF THE PRIMARY SERVICING
          AGREEMENT. SELLER'S AND PURCHASER'S RECORDS SHALL REFLECT THE TRANSFER
          OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND ITS ASSIGNS AS A
          SALE.

                                       16

     J.   IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF
          THE MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS
          PROVIDED IN THIS SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE
          OF THE MORTGAGE LOANS AND RELATED PROPERTY. IT IS, FURTHER, NOT THE
          INTENTION OF THE PARTIES THAT SUCH CONVEYANCE BE DEEMED A PLEDGE OF
          THE MORTGAGE LOANS AND RELATED PROPERTY BY SELLER TO PURCHASER TO
          SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN THE EVENT
          THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
          ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR
          ANY OTHER REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY
          INTEREST IN THE MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

          1.   THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

          2.   THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO
               BE A GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL
               OF SELLER'S RIGHT, TITLE, AND INTEREST, WHETHER NOW OWNED OR
               HEREAFTER ACQUIRED, IN AND TO:

               A.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
                    FROM OR RELATING TO ANY OF THE FOLLOWING PROPERTY: THE
                    MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE,
                    INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES, SECURITY
                    AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES,
                    ALL DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE
                    CUT-OFF DATE, ALL SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS
                    AND ALL DISTRIBUTIONS WITH RESPECT THERETO, AND THE MORTGAGE
                    FILES;

               B.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING FROM
                    OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH
                    RESPECT TO, OR INSURANCE PROCEEDS PAYABLE

                                       17

                    WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS WITH
                    RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN
                    CLAUSE (A) ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON
                    LIQUIDATION OF ANY INVESTMENT PURCHASED AT A DISCOUNT); AND

               C.   ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED
                    IN CLAUSES (A) AND (B) ABOVE.

                                       18

     K.   THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
          MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
          INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED
          SECURITIES SHALL BE DEEMED TO BE POSSESSION BY THE SECURED PARTY OR
          POSSESSION BY A PURCHASER FOR PURPOSES OF PERFECTING THE SECURITY
          INTEREST PURSUANT TO THE UNIFORM COMMERCIAL CODE (INCLUDING, WITHOUT
          LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE RELEVANT
          JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
          REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY
          INTEREST.

     L.   NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
          RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL
          BE DEEMED TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR
          CONFIRMATIONS FROM, SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF,
          OR PERSONS HOLDING FOR, PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR
          THE PURPOSE OF PERFECTING SUCH SECURITY INTEREST UNDER APPLICABLE LAW.

     M.   SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT, TAKE SUCH
          REASONABLE ACTIONS AS MAY BE NECESSARY TO ENSURE THAT, IF THIS
          AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN THE PROPERTY
          DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
          PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND
          WILL BE MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN
          SUCH CASE, SELLER SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE
          EFFECTIVENESS OF ANY ORIGINAL FILINGS NECESSARY UNDER THE UNIFORM
          COMMERCIAL CODE AS IN EFFECT IN ANY JURISDICTION TO PERFECT SUCH
          SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION HEREWITH, PURCHASER
          SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY AND
          CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
          JURISDICTION.

                                       19

     N.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT
          TO SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY
          MORTGAGE LOAN AS TO WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN
          CLAUSE 2.2.1) REQUIRED TO BE DELIVERED TO OR ON BEHALF OF THE TRUSTEE
          OR THE MASTER SERVICER PURSUANT TO THIS SECTION 2 ON OR BEFORE THE
          CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY EXECUTED OR IS
          DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
          MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER
          OF SUCH OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND
          ASSIGNS' RIGHTS IN RESPECT THEREOF PURSUANT TO SECTION 5.

XLV. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

     A.   SELLER SHALL (I) DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A
          DISKETTE ACCEPTABLE TO PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT
          THE MORTGAGE LOANS AS MAY BE REASONABLY REQUESTED BY PURCHASER, (II)
          DELIVER TO PURCHASER INVESTOR FILES (COLLECTIVELY THE "COLLATERAL
          INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED TO BE INCLUDED IN
          THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S HEADQUARTERS IN
          NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN ITS
          EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND
          MORTGAGE FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF
          THE MORTGAGE LOANS. THE FACT THAT PURCHASER HAS CONDUCTED OR HAS
          FAILED TO CONDUCT ANY PARTIAL OR COMPLETE EXAMINATION OF THE CREDIT
          FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE FILES FOR THE MORTGAGE
          LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE TRUSTEE TO CAUSE
          SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH (EACH
          AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
          LOANS PURSUANT TO SECTION 5 HEREOF.

                                       20

     B.   ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF
          ANY OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE
          TRUSTEE, THE SPECIAL SERVICER AND EACH RATING AGENCY TO EXAMINE AND
          AUDIT ALL BOOKS, RECORDS AND FILES PERTAINING TO THE MORTGAGE LOANS,
          SELLER'S UNDERWRITING PROCEDURES AND SELLER'S ABILITY TO PERFORM OR
          OBSERVE ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS AGREEMENT.
          SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT ONE OR MORE OFFICES
          OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE CONDUCTED IN A
          MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS UPON
          REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS
          AND AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY
          OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE,
          THE SPECIAL SERVICER AND EACH RATING AGENCY REASONABLY ADEQUATE
          FACILITIES, AS WELL AS THE ASSISTANCE OF A SUFFICIENT NUMBER OF
          KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE FAMILIAR WITH THE
          MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER SHALL
          COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
          RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE
          PURCHASER WITH ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL
          CONDITION AND ACCESS TO KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS
          FOR THE PURPOSE OF ANSWERING QUESTIONS WITH RESPECT TO SELLER'S
          FINANCIAL CONDITION, FINANCIAL STATEMENTS AS PROVIDED TO PURCHASER OR
          OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO CONSUMMATE THE
          TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN ANY
          MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
          PROVIDE THE MASTER SERVICER OR PRIMARY SERVICER, IF APPLICABLE, WITH
          ANY ADDITIONAL INFORMATION IDENTIFIED BY THE MASTER SERVICER OR
          PRIMARY SERVICER, IF APPLICABLE, AS NECESSARY TO COMPLETE THE CMSA
          PROPERTY FILE, TO THE EXTENT THAT SUCH INFORMATION IS AVAILABLE.

     C.   PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
          DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR
          NOTICE OF THE IDENTITY OF SUCH DESIGNEE OR AGENT.

                                       21

     D.   PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND
          THE MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION
          AND THAT IS NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT
          SUCH INFORMATION SHALL NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO
          REQUIRE CONFIDENTIALITY UNDER ANY CONFIDENTIALITY AGREEMENT IS HEREBY
          WAIVED) TO THE EXTENT SUCH INFORMATION IS REQUIRED TO BE INCLUDED IN
          THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR PURCHASER IS REQUIRED
          BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF PURCHASER IS
          REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
          CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE
          PRECEDING SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE
          PROPOSED FORM OF SUCH DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND
          SELLER SHALL PROMPTLY, AND IN ANY EVENT WITHIN TWO BUSINESS DAYS,
          NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN WHICH CASE PURCHASER
          SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH INACCURACIES. IF
          PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE CONFIDENTIAL
          INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
          SENTENCE, PURCHASER SHALL NOTIFY SELLER AND COOPERATE IN SELLER'S
          EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE ASSURANCE
          THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
          IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS
          COMPELLED AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER
          SHALL, PRIOR TO MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER
          AND ITS COUNSEL AS TO SUCH DISCLOSURE AND THE NATURE AND WORDING OF
          SUCH DISCLOSURE AND PURCHASER SHALL USE REASONABLE EFFORTS TO OBTAIN
          CONFIDENTIAL TREATMENT THEREFOR. NOTWITHSTANDING THE FOREGOING, IF
          REASONABLY ADVISED BY COUNSEL THAT PURCHASER IS REQUIRED BY A
          REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE IMMEDIATELY,
          THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
          PRIOR REVIEW BY SELLER.

XLVI. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

                                       22

     A.   TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES
          FOR THE BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH
          MORTGAGE LOAN AS OF THE DATE HEREOF (OR AS OF SUCH OTHER DATE
          SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
          EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2
          HERETO, EXCEPT AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO,
          AND HEREBY FURTHER REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE
          HEREOF THAT:

          1.   SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW YORK. SELLER
               HAS THE REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE
               MORTGAGE LOANS AND TO TRANSFER AND CONVEY THE MORTGAGE LOANS TO
               PURCHASER AND HAS THE REQUISITE POWER AND AUTHORITY TO EXECUTE
               AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED BY, AND
               PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

          2.   THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
               DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION,
               EXECUTION AND DELIVERY HEREOF BY PURCHASER, THIS AGREEMENT
               CONSTITUTES THE VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY,
               INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER
               LAWS RELATING TO OR AFFECTING THE RIGHTS OF CREDITORS GENERALLY,
               (C) GENERAL EQUITY PRINCIPLES (REGARDLESS OF WHETHER SUCH
               ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW) OR
               (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
               TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE
               ENFORCEABILITY OF THE PROVISIONS OF THIS AGREEMENT THAT PURPORT
               TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE
               SECURITIES LAWS.

                                       23

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY SELLER WITH THIS AGREEMENT,
               OR THE CONSUMMATION BY SELLER OF ANY TRANSACTION CONTEMPLATED
               HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE REQUIRED
               UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR
               RECORDING OF FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND
               OTHER SIMILAR DOCUMENTS NECESSARY IN CONNECTION WITH SELLER'S
               SALE OF THE MORTGAGE LOANS TO PURCHASER, (C) SUCH CONSENTS,
               APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS, FILINGS
               OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH
               CONSENT, APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION,
               FILING OR NOTICE WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               PERFORMANCE BY SELLER UNDER THIS AGREEMENT.

                                       24

          4.   NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
               EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER,
               CONFLICTS OR WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A
               BREACH OF, OR CONSTITUTES OR WILL CONSTITUTE A DEFAULT UNDER (A)
               ANY TERM OR PROVISION OF SELLER'S ARTICLES OF ORGANIZATION OR
               BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR
               TAKING OF THE ACTIONS CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW,
               RULE, REGULATION, ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF
               ANY COURT OR GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER
               SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
               CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
               DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR
               ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY BY SELLER OR
               ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR
               RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS,
               OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF SELLER,
               OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER
               TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

          5.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN
               WRITING AGAINST SELLER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
               LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
               ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN
               EFFECT ON THE FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY
               AND ADVERSELY AFFECT THE ABILITY OF SELLER TO PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       25

          6.   ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO
               THIS AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS
               RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE LOANS TO
               PURCHASER.

          7.   TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT
               CERTAIN INDEMNIFICATION AGREEMENT, DATED JULY 19, 2005, BETWEEN
               SELLER, PURCHASER, THE UNDERWRITERS AND THE INITIAL PURCHASERS
               (THE "INDEMNIFICATION AGREEMENT")) RELATING TO THE MORTGAGE LOANS
               DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT
               TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
               THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE
               MADE, NOT MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN
               TO THE CONTRARY, THIS SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO
               THE BENEFIT OF PURCHASER AND NO OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                                       26

     B.   TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY
          REPRESENTS AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

          1.   PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH
               FULL POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS PRESENTLY
               CONDUCTED BY IT.

          2.   PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE
               LOANS, TO EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO
               AND CONSUMMATE ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
               PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY
               AND PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY
               EXECUTED AND DELIVERED THIS AGREEMENT. THIS AGREEMENT, ASSUMING
               DUE AUTHORIZATION, EXECUTION AND DELIVERY BY SELLER, CONSTITUTES
               THE VALID AND BINDING OBLIGATION OF PURCHASER, ENFORCEABLE
               AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
               REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE
               ENFORCEMENT OF CREDITORS' RIGHTS GENERALLY AND BY GENERAL
               PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH ENFORCEMENT IS
               CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY PURCHASER WITH THIS
               AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF ANY TRANSACTION
               CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
               PURCHASER.

                                       27

          4.   NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION,
               DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL
               VIOLATE PURCHASER'S CERTIFICATE OF INCORPORATION OR BY-LAWS OR
               CONSTITUTE A DEFAULT (OR AN EVENT THAT, WITH NOTICE OR LAPSE OF
               TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER, OR RESULT IN A
               BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
               INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE
               TO PURCHASER OR ITS ASSETS.

          5.   PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS
               PERFORMANCE AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL
               NOT CONSTITUTE A VIOLATION OF ANY LAW, RULE, WRIT, INJUNCTION,
               ORDER OR DECREE OF ANY COURT, OR ORDER OR REGULATION OF ANY
               FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING JURISDICTION
               OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY
               AND ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR
               THE OPERATION OF PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND
               ADVERSELY AFFECT ITS ABILITY TO PERFORM ITS OBLIGATIONS AND
               DUTIES HEREUNDER.

          6.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED
               AGAINST PURCHASER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE LOANS, THE
               ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
               ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
               FINANCIAL CONDITION OF PURCHASER THAT WOULD MATERIALLY AND
               ADVERSELY AFFECT THE ABILITY OF PURCHASER TO PERFORM ITS
               OBLIGATION UNDER THIS AGREEMENT.

          7.   PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT
               OR OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL
               PURCHASERS AND THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED
               TO ANY COMMISSION OR COMPENSATION IN CONNECTION WITH THE SALE OF
               THE MORTGAGE LOANS OR CONSUMMATION OF ANY OF THE TRANSACTIONS
               CONTEMPLATED HEREBY.

                                       28

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

                                       29

XLVII. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

     A.   IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF
          THE TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER
          DIRECTLY OR BY WAY OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER
          TO THE TRUSTEE, THE REPRESENTATIONS AND WARRANTIES SET FORTH ON
          EXHIBIT 2 HERETO (EACH AS OF THE DATE HEREOF UNLESS OTHERWISE
          SPECIFIED).

                                       30

     B.   IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
          DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND
          WHEN REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR
          IF THERE IS A BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES
          REQUIRED TO BE MADE BY SELLER REGARDING THE CHARACTERISTICS OF THE
          MORTGAGE LOANS AND/OR THE RELATED MORTGAGED PROPERTIES AS SET FORTH IN
          EXHIBIT 2 HERETO, AND IN EITHER CASE THE PARTY DISCOVERING SUCH BREACH
          OR DEFECT DETERMINES THAT EITHER (I) THE DEFECT OR BREACH MATERIALLY
          AND ADVERSELY AFFECTS THE INTERESTS OF THE HOLDERS OF THE CERTIFICATES
          IN THE RELATED MORTGAGE LOAN OR (II) BOTH (A) THE DEFECT OR BREACH
          MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE MORTGAGE LOAN AND
          (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
          REHABILITATED MORTGAGE LOAN (ANY SUCH DEFECT DESCRIBED IN THE
          PRECEDING CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND ANY
          SUCH BREACH DESCRIBED IN THE PRECEDING CLAUSE (I) OR (II), A "MATERIAL
          BREACH"), THE PARTY DETERMINING THAT SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS SHALL PROMPTLY NOTIFY, IN WRITING, THE OTHER
          PARTIES; PROVIDED THAT ANY BREACH OF THE REPRESENTATION AND WARRANTY
          CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2 SHALL CONSTITUTE A
          MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD MAINTENANCE
          CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
          EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
          DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS
          NOT CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          UPON DETERMINING (OR BECOMING AWARE OF ANOTHER PARTY'S DETERMINATION)
          THAT ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
          (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO THE CONTRARY, BE
          PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS PRIOR TO DELIVERY
          OF THE NOTICE TO SELLER REFERRED TO BELOW), THE MASTER SERVICER SHALL,
          AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER THAN 90
          DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS;
          PROVIDED, HOWEVER, THAT IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH, AS THE CASE MAY BE, CANNOT BE CORRECTED OR CURED IN ALL
          MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH MATERIAL
          DOCUMENT

                                       31

          DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO BE
          OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER
          IS DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS
          CERTIFIED BY SELLER IN AN OFFICER'S CERTIFICATE DELIVERED TO THE
          TRUSTEE, THEN THE CURE PERIOD WILL BE EXTENDED FOR AN ADDITIONAL 90
          DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL DOCUMENT DEFECT, (X) THE
          MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE LOAN AND A
          SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
          DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION
          OF "SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT
          AND (Y) THE MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION
          DELIVERED TO SELLER BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE
          POOLING AND SERVICING AGREEMENT NOT LESS THAN 90 DAYS PRIOR TO THE
          DELIVERY OF THE NOTICE OF SUCH MATERIAL DOCUMENT DEFECT. THE PARTIES
          ACKNOWLEDGE THAT NEITHER DELIVERY OF A CERTIFICATION OR SCHEDULE OF
          EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE POOLING AND
          SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH CERTIFICATION
          OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY OF
          NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY
          SELLER, THE MASTER SERVICER OR THE SPECIAL SERVICER OF ANY MATERIAL
          DOCUMENT DEFECT LISTED THEREIN.

                                       32

     C.   SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED OR SELLER
          OTHERWISE FAILS TO CORRECT OR CURE WITHIN THE ABOVE CURE PERIODS,
          SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS,
          EITHER (I) REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN
          FROM PURCHASER OR ITS ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE
          POOLING AND SERVICING AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH
          PERIOD COMMENCING ON THE CLOSING DATE (OR WITHIN THE TWO-YEAR PERIOD
          COMMENCING ON THE CLOSING DATE IF THE RELATED MORTGAGE LOAN IS A
          "DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II)
          OF THE CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS
          OPTION REPLACE, WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE
          LOAN TO WHICH SUCH DEFECT RELATES WITH A QUALIFYING SUBSTITUTE
          MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED MORTGAGE"
          (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS SENTENCE
          OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
          THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY
          SUBSTITUTION SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND
          CONDITIONS OF THE POOLING AND SERVICING AGREEMENT.

                                       33

     D.   IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS
          CONTEMPLATED ABOVE (A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE
          MORTGAGE LOAN IS CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR
          MORE OTHER MORTGAGE LOANS ("CROSSED MORTGAGE LOANS") AND (Z) THE
          APPLICABLE DOCUMENT DEFECT OR BREACH DOES NOT CONSTITUTE A MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS TO SUCH
          CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN THE
          APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE
          DEEMED TO CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS
          THE CASE MAY BE, AS TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF
          THE ABOVE PROVISIONS, AND SELLER SHALL BE OBLIGATED TO REPURCHASE OR
          REPLACE EACH SUCH CROSSED MORTGAGE LOAN IN ACCORDANCE WITH THE
          PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH OR DOCUMENT
          DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
          TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS
          JUDGMENT OF THE TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE
          WITH INDUSTRY PRACTICE TO OBTAIN A NONDISQUALIFICATION OPINION AND (B)
          BOTH OF THE FOLLOWING CONDITIONS WOULD BE SATISFIED IF SELLER WERE TO
          REPURCHASE OR REPLACE ONLY THOSE MORTGAGE LOANS AS TO WHICH A MATERIAL
          BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED WITHOUT REGARD TO THIS
          PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE COVERAGE
          RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
          LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE
          REPURCHASE OR REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X
          BELOW THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOANS(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT AND (B) THE DEBT SERVICE COVERAGE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED LOAN(S))
          FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE REPURCHASE OR
          REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
          MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN
          THE GREATER OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE
          NUMBER (TAKEN TO ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOAN(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND (B) THE LOAN-TO-VALUE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE

                                       34

          AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE
          DETERMINATION OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET
          FORTH ABOVE HAVE BEEN SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE
          ABSENCE OF MANIFEST ERROR. THE MASTER SERVICER WILL BE ENTITLED TO
          CAUSE TO BE DELIVERED, OR DIRECT SELLER TO (IN WHICH CASE SELLER
          SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN APPRAISAL OF
          ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
          DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS
          BEEN SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND
          COST OF THE APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE
          UNREASONABLY WITHHELD).

                                       35

     E.   WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER
          IS REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE
          LOAN (EACH, A "REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE
          THE TRUSTEE (AS ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED
          MORTGAGE LOAN, SELLER AND PURCHASER HEREBY AGREE TO FOREBEAR FROM
          ENFORCING ANY REMEDIES AGAINST THE OTHER'S PRIMARY COLLATERAL BUT MAY
          EXERCISE REMEDIES AGAINST THE PRIMARY COLLATERAL SECURING THEIR
          RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO THE TRUSTEE, THE
          PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY THE
          TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE
          OTHER PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL.
          IF THE EXERCISE OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF
          THE OTHER PARTY TO EXERCISE ITS REMEDIES WITH RESPECT TO THE PRIMARY
          COLLATERAL SECURING THE MORTGAGE LOAN OR MORTGAGE LOANS HELD BY SUCH
          PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM EXERCISING SUCH REMEDIES
          UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE RELEVANT MORTGAGE
          LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE POOLING AND
          SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT OF
          THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR
          LETTERS OF CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE
          ALLOCATED BETWEEN SUCH MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE
          LOAN DOCUMENTS, OR OTHERWISE ON A PRO RATA BASIS BASED UPON THEIR
          OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS OF THE MORTGAGE LOANS
          SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY MODIFICATION
          THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
          THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH. THE PROVISIONS OF THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT
          TO ANY MORTGAGE LOAN WITHOUT THE RELATED MORTGAGOR'S CONSENT.

                                       36

     F.   ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
          MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS
          IN A MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE
          FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS
          THE MORTGAGE FILE CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY
          THAT APPEARS TO BE REGULAR ON ITS FACE; (B) THE ABSENCE FROM THE
          MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE THAT APPEARS TO BE
          REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE MORTGAGE FILE A
          CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH THE
          MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF
          THE ITEM SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING
          MATERIAL DOCUMENT DEFECTS IS DISCOVERED BY THE CUSTODIAN (OR THE
          TRUSTEE IF THERE IS NO CUSTODIAN), THE TRUSTEE (OR AS SET FORTH IN
          SECTION 2.3(A) OF THE POOLING AND SERVICING AGREEMENT, THE MASTER
          SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS SECTION,
          INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
          HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL
          DOCUMENT DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE
          LOAN.

                                       37

     G.   IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          EXISTS WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO
          EFFECT A CORRECTION OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, (II) TO REPURCHASE THE AFFECTED MORTGAGE LOAN FROM
          PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE SUCH MORTGAGE LOAN WITH
          A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN ACCORDANCE WITH THIS
          AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME PROVIDED FOR
          SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
          MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED
          MORTGAGE LOAN, THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING
          STANDARD, MODIFY, WORK-OUT OR FORECLOSE, SELL OR OTHERWISE LIQUIDATE
          (OR PERMIT THE LIQUIDATION OF) THE MORTGAGE LOAN PURSUANT TO SECTIONS
          9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF THE POOLING AND SERVICING
          AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER ACKNOWLEDGES
          AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
          WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR
          SHALL SUCH MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE
          FROM SELLER FOR ANY REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH
          MODIFICATION AND WORK-OUT, SELLER SHALL BE OBLIGATED TO REPURCHASE THE
          MORTGAGE LOAN AS MODIFIED AND THE PURCHASE PRICE SHALL INCLUDE ANY
          WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE OF REPURCHASE
          PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
          APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN
          PAYABLE TO THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF
          THE MORTGAGE LOAN PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS
          MATURITY DATE, PROVIDED THAT NO AMOUNT SHALL BE PAID BY SELLER IN
          RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY COMPRISES A
          PORTION OF THE PURCHASE PRICE.

                                       38

     H.   SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF
          ANY NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE
          ITS OPTION TO PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS
          DESCRIBED IN SECTION 9.36 OF THE POOLING AND SERVICING AGREEMENT AND
          (II) THE SPECIAL SERVICER OF ANY OFFER THAT IT RECEIVES TO PURCHASE
          THE APPLICABLE REO PROPERTY, EACH IN CONNECTION WITH SUCH LIQUIDATION.
          UPON THE RECEIPT OF SUCH NOTICE BY SELLER, SELLER SHALL THEN HAVE THE
          RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO PROPERTY, AS
          APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE CASE
          OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION
          PURCHASE PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY
          PRECEDING SENTENCE, THE AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING
          TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR IN THE POOLING AND
          SERVICING AGREEMENT, THE RIGHT OF ANY OPTION HOLDER TO PURCHASE SUCH
          MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO SELLER'S RIGHT TO
          PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY PRECEDING
          SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
          OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE
          MORTGAGE LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS
          NOTIFIED OF SUCH INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER.
          THE SPECIAL SERVICER SHALL BE OBLIGATED TO PROVIDE SELLER WITH ANY
          APPRAISAL OR OTHER THIRD PARTY REPORTS RELATING TO THE MORTGAGED
          PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO EVALUATE THE
          MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
          FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A
          PERSON OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND
          (EITHER EXPRESS OR IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II)
          REPRESENTATION OR WARRANTY OF ANY KIND (EITHER EXPRESS OR IMPLIED) BY
          SELLER TO OR FOR THE BENEFIT OF SUCH PERSON.

                                       39

     I.   THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT
          DISCOVERED UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE
          SALE OF THE RELATED REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE
          ANY CLAIM AGAINST SELLER FOR REPURCHASE OF THE REO MORTGAGE LOAN OR
          REO PROPERTY. IN SUCH AN EVENT, THE MASTER SERVICER SHALL NOTIFY
          SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
          PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN
          THE PROVISIONS ABOVE REGARDING NOTICE OF OFFERS RELATED TO SUCH REO
          PROPERTY AND SELLER'S RIGHT TO PURCHASE SUCH REO PROPERTY SHALL APPLY.
          AFTER A FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN,
          IF A COURT OF COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE
          EXPIRATION OF ANY APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS
          OBLIGATED TO REPURCHASE THE RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN
          (A "FINAL JUDICIAL DETERMINATION") OR SELLER OTHERWISE ACCEPTS
          LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE TERMINATION OF THE
          TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING AGREEMENT,
          SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
          ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE
          WITH THE POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM
          ANY SALE TO SELLER) AND THE PURCHASE PRICE.

                                       40

     J.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN
          CONNECTION WITH ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR
          REO PROPERTY AS DESCRIBED IN THIS SECTION 5, THE SPECIAL SERVICER
          SHALL NOT RECEIVE A LIQUIDATION FEE FROM SELLER (BUT MAY COLLECT SUCH
          LIQUIDATION FEE FROM THE RELATED LIQUIDATION PROCEEDS AS OTHERWISE
          PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT SELLER IS
          OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
          AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY
          PURSUANT TO THE IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO
          ANY LIQUIDATION FEE (CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS)
          PAYABLE TO THE SPECIAL SERVICER SHALL BE INCLUDED IN THE DEFINITION OF
          "PURCHASE PRICE" IN RESPECT OF SUCH MORTGAGE LOAN OR REO MORTGAGED
          PROPERTY. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NO LIQUIDATION FEE
          SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A MORTGAGE LOAN BY
          SELLER.

     K.   THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A
          MATERIAL DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE
          A DEFECTIVE MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR
          ITS ASSIGNEES WITH RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH IN RESPECT OF AN OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS
          LIMITATION SHALL NOT IN ANY WAY LIMIT PURCHASER'S RIGHTS OR REMEDIES
          UPON BREACH OF ANY OTHER REPRESENTATION OR WARRANTY OR COVENANT BY
          SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET FORTH IN
          EXHIBIT 2).

     L.   NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF
          THE REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN
          EXHIBIT 2 HERETO, AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF
          REASONABLE COSTS AND EXPENSES ASSOCIATED WITH THE DEFEASANCE OR
          ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT CAUSING THE TRUST TO
          INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO SUCH
          REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER
          HEREBY COVENANTS AND AGREES TO REIMBURSE THE TRUST WITHIN 90 DAYS OF
          THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT SUFFICIENT TO AVOID
          SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO ACKNOWLEDGE THAT
          SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH RESPECT TO
          THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

                                       41

     M.   THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR
          THE MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE
          WRITTEN NOTICE PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          TO SELLER OF ITS DETERMINATION THAT ANY MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO
          THE CONTRARY, BE PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS
          PRIOR TO DELIVERY OF THE NOTICE) AND PROMPT WRITTEN NOTICE TO SELLER
          IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY SERVICED
          MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

     N.   IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5,
          PURCHASER OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE
          PURCHASE PRICE THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE
          DELIVERED TO SELLER ALL MORTGAGE LOAN DOCUMENTS WITH RESPECT TO SUCH
          MORTGAGE LOAN, AND EACH DOCUMENT THAT CONSTITUTES A PART OF THE
          MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE TRUSTEE SHALL BE
          ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT SELLER
          SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN,
          IN EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN
          RESPECT OF SUCH MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES
          WITH RESPECT THERETO.

XLVIII. CLOSING.

     A.   THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE
          OFFICES OF LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022
          AT 9:00 A.M., NEW YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE
          SUBJECT TO EACH OF THE FOLLOWING CONDITIONS:

          1.   ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
               SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
               REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO)
               SHALL BE TRUE AND CORRECT AS OF THE CLOSING DATE (TO THE EXTENT
               OF THE STANDARD, IF ANY, SET FORTH IN EACH REPRESENTATION AND
               WARRANTY).

                                       42

          2.   ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH
               FORMS AS ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR
               PURCHASER, AS APPLICABLE, SHALL BE DULY EXECUTED AND DELIVERED BY
               ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS
               THEREOF.

          3.   SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS
               DESIGNEE ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS
               OF THE CLOSING DATE PURSUANT TO SECTION 2 HEREOF.

          4.   THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER
               AND ITS AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE
               SATISFACTORY TO PURCHASER AND ITS AFFILIATES IN THEIR SOLE
               DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO THE FORM AND
               CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE
               MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          5.   ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE
               COMPLIED WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN
               COMPLIED WITH, AND SELLER AND PURCHASER SHALL HAVE THE ABILITY TO
               COMPLY WITH ALL TERMS AND CONDITIONS AND PERFORM ALL DUTIES AND
               OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED AFTER THE
               CLOSING DATE.

          6.   SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO
               PURCHASER PURSUANT TO SECTION 8 HEREOF.

          7.   THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS
               BY EACH RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR
               EACH SUCH CLASS IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          8.   NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT
               AND NONE OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE
               CERTIFICATE PURCHASE AGREEMENT, AND NEITHER THE UNDERWRITERS NOR
               THE INITIAL PURCHASERS SHALL HAVE SUSPENDED, DELAYED OR OTHERWISE
               CANCELLED THE CLOSING DATE.

          9.   SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE
               LOANS PURSUANT TO SECTION 1 HEREOF.

                                       43

     B.   EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
          OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO
          PURCHASE THE MORTGAGE LOANS ON THE CLOSING DATE.

XLIX. CLOSING DOCUMENTS.

               The Closing Documents shall consist of the following:

                                       44

     A.   THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

     B.   A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF
          SELLER AND DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS
          SUCCESSORS AND ASSIGNS MAY RELY, TO THE EFFECT THAT: (I) THE
          REPRESENTATIONS AND WARRANTIES OF SELLER IN THIS AGREEMENT ARE TRUE
          AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CLOSING DATE
          WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
          PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A
          SPECIFIED DATE SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE;
          AND (II) SELLER HAS COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL
          CONDITIONS ON ITS PART TO BE PERFORMED OR SATISFIED ON OR PRIOR TO THE
          CLOSING DATE.

     C.   TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION
          AND BY-LAWS.

     D.   A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF
          NEW YORK DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     E.   A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED
          THE CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT
          THAT EACH INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER,
          SIGNED THIS AGREEMENT OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED
          ON OR BEFORE THE CLOSING DATE IN CONNECTION WITH THE TRANSACTIONS
          CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE TIMES OF SUCH SIGNING AND
          DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED OR APPOINTED,
          QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
          SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND
          CERTIFICATES ARE THEIR GENUINE SIGNATURES.

     F.   AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED
          IN PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED
          THE CLOSING DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH
          SUCH CHANGES AND MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO
          SUCH COUNSEL'S REASONABLE QUALIFICATIONS):

          1.   SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL
               CORPORATE POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       45

          2.   THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED
               BY SELLER.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT
               OR GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION
               BY SELLER OF THE TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS
               AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

          4.   NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT
               BY SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE
               TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS AGREEMENT (A)
               CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF, OR
               CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
               SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A
               DEFAULT UNDER ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE, TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) CONFLICTS WITH OR RESULTS IN A BREACH OR
               VIOLATION OF ANY LAW, RULE, REGULATION, ORDER, JUDGMENT, WRIT,
               INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY
               HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN
               ANY OF THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE,
               ANY CONFLICT, BREACH OR DEFAULT, OR CREATION OR IMPOSITION OF ANY
               LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE
               EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
               HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY
               TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY
               MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
               CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL
               IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY ON ITS
               BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

                                       46

          5.   TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL
               ACTIONS, INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS
               A PARTY, OR THREATENED AGAINST SELLER, (A) ASSERTING THE
               INVALIDITY OF THIS AGREEMENT OR (B) WHICH MATERIALLY AND
               ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
               UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

          6.   THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT
               AS SUCH ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO
               BANKRUPTCY, INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR
               MORATORIUM, (2) OTHER LAWS RELATING TO OR AFFECTING THE RIGHTS OF
               CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES (REGARDLESS OF
               WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
               OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE
               SECURITIES LAWS, TO THE EXTENT THAT SUCH PUBLIC POLICY
               CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF THIS
               AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
               LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

                                       47

     G.   SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN
          CONNECTION WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER
          OR SELLER'S EXECUTION AND DELIVERY OF, OR PERFORMANCE UNDER, THIS
          AGREEMENT.

     H.   A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED
          THE DATE HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN
          SPECIFIED PROCEDURES AS A RESULT OF WHICH THEY DETERMINED THAT CERTAIN
          INFORMATION OF AN ACCOUNTING, FINANCIAL OR STATISTICAL NATURE SET
          FORTH IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT AGREES WITH THE
          RECORDS OF SELLER.

     I.   SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY
          REASONABLY REQUEST.

     J.   AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE,
          WITH THE RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS
          DESCRIBED HEREIN ATTACHED THERETO, TOGETHER WITH CERTIFIED COPIES OF
          THE CHARTER, BY-LAWS AND CERTIFICATE OF GOOD STANDING OF PURCHASER
          DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     K.   SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH
          OTHER DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN
          THIS AGREEMENT AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

     L.   AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

L.   COSTS.

          Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

LI.  NOTICES.

          All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke, Esq. at
1585 Broadway, 38th Floor, New York, New York 10036, or if (ii) to Seller,
addressed to the Seller at Principal Commercial Funding, LLC,

                                       48

801 Grand Avenue, Des Moines, Iowa 50392, Attention: Margie A. Custis (or to
such other address as the Seller may designate in writing) with a copy to the attention of Leanne S. Valentine, Esq.

LII. SEVERABILITY OF PROVISIONS.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

LIII. FURTHER ASSURANCES.

          Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

LIV. SURVIVAL.

          Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

LV.  GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

LVI. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT.

          This Agreement shall inure to the benefit of and shall be binding upon
Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and

                                       49

nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this
Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to
Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

LVII. MISCELLANEOUS.

          This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this
Agreement shall not be assigned by Seller without the prior written consent of
Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

LVIII. ENTIRE AGREEMENT.

          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the
Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the Indemnification Agreement and the
Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.
The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       50

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        PRINCIPAL COMMERCIAL FUNDING, LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent

                                      2-1

mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial
Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage

                                      2-2

Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy")
in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                      2-3

     (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each
          Mortgaged Property) (an "Environmental Report") has been delivered to, or on behalf of, Purchaser or its designee, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.
          Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a
          "Schedule C Loan") is the subject of a Secured Creditor Impaired
          Property Policy, issued by the issuer set forth on Schedule C (the
          "Policy Issuer") and effective as of the date thereof (the
          "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) the
          Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting the related
          Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
          Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid

                                      2-4

          through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

     (II) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such
          Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged
          Property could be altered, renovated, demolished or transferred or (b)
          the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such
          Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to
          Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

          "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
          9601 et seq.), the Hazardous Materials Transportation Act as amended
          (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control
          Act as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
          (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'
rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

                                      2-5

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically occupying 25% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

                                      2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property
(the "Fee Interest"), and as to such Ground Leases:

     (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
          Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
          Mortgage, other than Permitted Encumbrances;

     (iii) The Mortgagor's interest in such Ground Lease is assignable to
          Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

     (iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (v)  Such Ground Lease, or an estoppel letter or other agreement, (A)
          requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

     (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
          Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                                      2-7

     (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

     (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A)
          to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by the related
          Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground
          Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

                                       2-8

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                                      2-9

          27. No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 8, 12, 14,
15, 16 and 17 of this Exhibit 2.

          28. Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein.
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          32. Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to Seller's knowledge (a) the related
Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and
(b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. SINGLE PURPOSE ENTITY. THE MORTGAGOR ON EACH MORTGAGE LOAN WITH A
CUT-OFF DATE PRINCIPAL BALANCE IN EXCESS OF $10 MILLION, WAS, AS OF THE
ORIGINATION OF THE MORTGAGE LOAN, A SINGLE PURPOSE ENTITY. FOR THIS PURPOSE, A
"SINGLE PURPOSE ENTITY" SHALL MEAN AN ENTITY, OTHER THAN AN INDIVIDUAL, WHOSE
ORGANIZATIONAL DOCUMENTS PROVIDE SUBSTANTIALLY TO THE EFFECT THAT IT WAS FORMED
OR ORGANIZED SOLELY FOR THE PURPOSE OF OWNING AND OPERATING ONE OR MORE OF THE
MORTGAGED PROPERTIES SECURING THE MORTGAGE LOANS AND PROHIBIT IT FROM ENGAGING
IN ANY BUSINESS UNRELATED TO SUCH MORTGAGED PROPERTY OR PROPERTIES, AND WHOSE
ORGANIZATIONAL DOCUMENTS FURTHER PROVIDE, OR WHICH ENTITY REPRESENTED IN THE
RELATED MORTGAGE LOAN DOCUMENTS, SUBSTANTIALLY TO THE EFFECT THAT IT DOES NOT
HAVE ANY ASSETS OTHER THAN THOSE RELATED TO ITS INTEREST IN AND OPERATION OF
SUCH MORTGAGED PROPERTY OR PROPERTIES, OR ANY INDEBTEDNESS OTHER THAN AS
PERMITTED BY THE RELATED MORTGAGE(S) OR THE OTHER RELATED MORTGAGE LOAN
DOCUMENTS, THAT IT HAS ITS OWN BOOKS AND RECORDS AND ACCOUNTS SEPARATE AND APART
FROM ANY OTHER PERSON (OTHER THAN A MORTGAGOR FOR A MORTGAGE LOAN THAT IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH THE RELATED MORTGAGE LOAN), AND
THAT IT HOLDS ITSELF OUT AS A LEGAL ENTITY, SEPARATE AND APART FROM ANY OTHER
PERSON.

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                                      2-11

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and
Seller does not know or, to Seller's knowledge, have reason to know that any
Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-12

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                        Principal Commercial Funding, LLC

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                    EXHIBIT 3
                               PRICING FORMULATION

Principal: _________________

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

             Seller:    Principal Commercial Funding, LLC
             Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July [__], 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this [__] day of July, 2005.

SELLER:                                 PRINCIPAL COMMERCIAL FUNDING, LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                       4-1

                                   EXHIBIT K-4

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT IV

                                     K-4-1

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 19, 2005

================================================================================

 5.            REMEDIES UPON BREACH OF REPRESENTATIONS AND

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)...........................................................   16
Agreement..................................................................    1
Certificate Purchase Agreement.............................................    1
Certificates...............................................................    1
Closing Date...............................................................    2
Collateral Information.....................................................    9
Crossed Mortgage Loans.....................................................   15
Defective Mortgage Loan....................................................   15
Final Judicial Determination...............................................   18
Fiscal Agent...............................................................    1
Indemnification Agreement..................................................   12
Initial Purchasers.........................................................    1
Master Servicer............................................................    1
Material Breach............................................................   14
Material Document Defect...................................................   14
Memorandum.................................................................    1
Mortgage File..............................................................    3
Mortgage Loan Schedule.....................................................    2
Mortgage Loans.............................................................    1
Officer's Certificate......................................................    6
Other Mortgage Loans.......................................................    1
Pooling and Servicing Agreement............................................    1
Private Certificates.......................................................    1
Prospectus Supplement......................................................    1
Public Certificates........................................................    1
Purchaser..................................................................    1
Repurchased Loan...........................................................   16
Seller.....................................................................    1
Special Servicer...........................................................    1
Trust......................................................................    1
Trustee....................................................................    1
Underwriters...............................................................    1
Underwriting Agreement.....................................................    1

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 19,
2005, between Morgan Stanley Mortgage Capital Inc. ("Seller"), and Morgan
Stanley Capital I Inc. ("Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of July 1, 2005 between Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer (the
"Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells
Fargo Bank, National Association, as paying agent and certificate registrar and
ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). In exchange for the
Mortgage Loans and certain other mortgage loans to be purchased by Purchaser
(collectively the "Other Mortgage Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Trust Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
A-4B, Class A-J, Class B, Class C and Class D Certificates (the "Public
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"), pursuant to an Underwriting
Agreement, between Purchaser and the Underwriters, dated July 19, 2005 (the
"Underwriting Agreement"), and the Class X-1, Class X-2, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
R-I, Class R-II and Class R-III Certificates (the "Private Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc. (the "Initial Purchasers") pursuant to a Certificate Purchase
Agreement, between Purchaser and the Initial Purchasers, dated July 19, 2005
(the "Certificate Purchase Agreement"). The Underwriters will offer the Public
Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 19, 2005 (together, the
"Prospectus Supplement"), and the Initial Purchasers will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
July 19, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                        2

LIX. AGREEMENT TO PURCHASE.

     A.   SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A
          SERVICING RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE
          SCHEDULE (THE "MORTGAGE LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1,
          AS SUCH SCHEDULE MAY BE AMENDED TO REFLECT THE ACTUAL MORTGAGE LOANS
          ACCEPTED BY PURCHASER PURSUANT TO THE TERMS HEREOF. THE CUT-OFF DATE
          WITH RESPECT TO THE MORTGAGE LOANS IS JULY 1, 2005. THE MORTGAGE LOANS
          WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF BUSINESS
          ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
          BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $277,422,831. THE SALE
          OF THE MORTGAGE LOANS SHALL TAKE PLACE ON JULY 28, 2005 OR SUCH OTHER
          DATE AS SHALL BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE
          "CLOSING DATE"). THE PURCHASE PRICE TO BE PAID BY PURCHASER FOR THE
          MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET FORTH AS SUCH PURCHASE PRICE
          ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE PAID TO SELLER BY
          WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING DATE.

     B.   ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO
          THE POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND
          INTEREST IN AND TO THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS
          AGREEMENT (TO THE EXTENT SET FORTH IN SECTION 14), AND THE TRUSTEE
          SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE
          LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET
          FORTH IN SECTION 14).

LX.  CONVEYANCE OF MORTGAGE LOANS.

                                       3

     A.   EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
          CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF
          THE CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES
          HEREBY TRANSFER, ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER,
          WITHOUT RECOURSE, EXCEPT AS SPECIFICALLY PROVIDED HEREIN ALL THE
          RIGHT, TITLE AND INTEREST OF SELLER, WITH THE UNDERSTANDING THAT A
          SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED JULY 1, 2005, WILL
          BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO THE MORTGAGE
          LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING DATE.
          THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON
          OR PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF
          THIS AGREEMENT AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION
          WITH SUCH TRANSFER AND ASSIGNMENT, SELLER SHALL DELIVER TO OR ON
          BEHALF OF THE TRUSTEE, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE
          CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN CLAUSE 2.2.1 HEREOF)
          FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH BUSINESS DAY AFTER
          THE CLOSING DATE, FIVE LIMITED POWERS OF ATTORNEY SUBSTANTIALLY IN THE
          FORM ATTACHED HERETO AS EXHIBIT 5 IN FAVOR OF THE TRUSTEE AND THE
          SPECIAL SERVICER TO EMPOWER THE TRUSTEE AND, IN THE EVENT OF THE
          FAILURE OR INCAPACITY OF THE TRUSTEE, THE SPECIAL SERVICER, TO SUBMIT
          FOR RECORDING, AT THE EXPENSE OF SELLER, ANY MORTGAGE LOAN DOCUMENTS
          REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND SERVICING
          AGREEMENT AND ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING
          THEREON THAT ARE REQUIRED TO BE INCLUDED IN THE MORTGAGE FILES (SO
          LONG AS ORIGINAL COUNTERPARTS HAVE PREVIOUSLY BEEN DELIVERED TO THE
          TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE WITH THE TRUSTEE AND
          THE SPECIAL SERVICER IN CONNECTION WITH ANY ADDITIONAL POWERS OF
          ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED BY SUCH PARTIES FOR
          PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO AGREE THAT NO SUCH
          POWER OF ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE LOAN BY
          OR UNDER AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT
          THE ABSENCE OF A DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE
          WITH RESPECT TO SUCH MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE
          EARLIER OF (I) THE DATE THAT IS 180 DAYS FOLLOWING THE DELIVERY OF
          NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO EVENT EARLIER THAN 18
          MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY) ON WHICH SUCH
          MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE TRUSTEE
          SHALL

                                       4

          SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET
          FORTH ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH
          ASSIGNMENTS FOR RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT
          ANY SUCH ASSIGNMENT FOR RECORDING AND CERTIFIES THAT SELLER IS
          AWAITING ITS RETURN FROM THE APPLICABLE RECORDING OFFICE. IN ADDITION,
          NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING DATE, SELLER SHALL
          DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING DOCUMENTS
          OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
          AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN
          (EACH, A "MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT
          RECOURSE" DOES NOT MODIFY THE DUTIES OF SELLER UNDER SECTION 5
          HEREOF.)

     B.   ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE
          CLOSING DATE ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW
          ON BEHALF OF SELLER AT ALL TIMES PRIOR TO THE CLOSING DATE. THE
          MORTGAGE FILES SHALL BE RELEASED FROM ESCROW UPON CLOSING OF THE SALE
          OF THE MORTGAGE LOANS AND PAYMENTS OF THE PURCHASE PRICE THEREFOR AS
          CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH MORTGAGE LOAN SHALL
          CONTAIN THE FOLLOWING DOCUMENTS:

          1.   THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
               ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION,
               AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19, WITHOUT RECOURSE,
               REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE IS
               NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF
               THE MORTGAGE NOTE ATTACHED THERETO;

                                       5

          2.   THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND,
               IF THE MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A
               CERTIFIED TRUE COPY OF THE POWER OF ATTORNEY CERTIFIED BY THE
               PUBLIC RECORDER'S OFFICE, WITH EVIDENCE OF RECORDING THEREON (IF
               RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH SUCH POWER OF
               ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
               OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF
               SUCH ORIGINAL MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF
               RECORDING THEREON ON OR PRIOR TO THE 45TH DAY FOLLOWING THE
               CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING
               OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR
               RECORDATION OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST,
               SELLER SHALL DELIVER OR CAUSE TO BE DELIVERED TO THE TRUSTEE A
               TRUE AND CORRECT COPY OF SUCH MORTGAGE, TOGETHER WITH (I) IN THE
               CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN
               OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT
               SUCH ORIGINAL MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC
               RECORDING OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN
               ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A
               CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
               SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE
               COPY OF THE ORIGINAL RECORDED MORTGAGE;

                                       6

          3.   THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER
               MATERIAL MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF
               ANY, WITH EVIDENCE OF RECORDING THEREON, OR IF ANY SUCH ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN
               DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR RECORDATION AND
               EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON
               OR HAS BEEN LOST AFTER RECORDATION, A TRUE COPY OF SUCH
               MODIFICATION, CONSOLIDATION OR EXTENSION CERTIFIED BY SELLER
               TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC
               RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT
               SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT
               HAS BEEN DISPATCHED OR SENT TO THE APPROPRIATE PUBLIC RECORDING
               OFFICIAL FOR RECORDATION OR (II) IN THE CASE OF AN ORIGINAL
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT HAS BEEN
               LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
               RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY
               IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED
               MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT, AND THE
               ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

          4.   AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN
               FORM AND SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER
               OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS
               TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE
               PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19," PROVIDED, IF THE
               RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE
               ELECTRONIC REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE,
               NO SUCH ASSIGNMENTS WILL BE REQUIRED TO BE SUBMITTED FOR
               RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS AS
               ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
               THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE
               SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

                                       7

          5.   ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
               RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF
               MERS OR ITS DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING
               THEREON OR, IF SUCH ORIGINAL ASSIGNMENTS OF MORTGAGE HAVE BEEN
               DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE FOR RECORDATION,
               CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
               BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING
               ASSIGNMENT OF MORTGAGE RETAINED BY SELLER, A COPY THEREOF
               CERTIFIED BY SELLER OR, IF ANY ORIGINAL INTERVENING ASSIGNMENT OF
               MORTGAGE HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
               FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING OFFICE
               OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH
               (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
               AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL
               INTERVENING ASSIGNMENT OF MORTGAGE HAS BEEN SENT TO THE
               APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
               THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE THAT
               HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
               APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS
               RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
               ORIGINAL RECORDED INTERVENING ASSIGNMENT OF MORTGAGE;

                                       8

          6.   IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE
               MORTGAGE, THE ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE
               OF RECORDING THEREON OR, IF SUCH ASSIGNMENT OF LEASES HAS NOT
               BEEN RETURNED ON OR PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING
               DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH
               ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND
               COMPLETE COPY OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR
               RECORDING, TOGETHER WITH (I) AN ORIGINAL OF EACH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON AND
               SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE NAMED
               ASSIGNEE TO THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF
               SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED FROM THE
               APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF SUCH ASSIGNMENT
               CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
               ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL
               ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM,
               SIGNED BY THE HOLDER OF RECORD IN FAVOR OF "LASALLE BANK NATIONAL
               ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC.,
               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
               2005-TOP19," WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED
               ASSIGNMENT OF MORTGAGE, PROVIDED, IF THE RELATED MORTGAGE HAS
               BEEN RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO ASSIGNMENT
               OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE REQUIRED
               TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
               ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE
               OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES
               OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF
               MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE MASTER
               SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE
               TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          7.   THE ORIGINAL OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
               SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

                                       9

          8.   THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH
               ORIGINAL TITLE INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL
               BINDER OR ACTUAL TITLE COMMITMENT OR A COPY THEREOF CERTIFIED BY
               THE TITLE COMPANY WITH THE ORIGINAL TITLE INSURANCE POLICY TO
               FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A PRELIMINARY TITLE
               REPORT BINDING ON THE TITLE COMPANY WITH AN ORIGINAL TITLE
               INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE;

          9.   (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS
               THEREOF) AND (B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE
               TRUSTEE EXECUTED AND DELIVERED IN CONNECTION WITH THE MORTGAGE
               LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE
               NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
               BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL
               TAKE ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE
               SHOWN AS THE OWNER OF THE RELATED MORTGAGE ON THE RECORD OF MERS
               FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS OF BENEFICIAL
               OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO
               THE MASTER SERVICER AND THE SPECIAL SERVICER EVIDENCE CONFIRMING
               THAT THE TRUSTEE IS SHOWN AS THE OWNER ON THE RECORD OF MERS;

          10.  COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE
               LOAN WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH GROUND LEASE
               AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

          11.  COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND
               INTERCREDITOR AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY
               INTERCREDITOR AGREEMENT, AND A COPY (THAT IS, NOT THE ORIGINAL)
               OF THE MORTGAGE NOTE EVIDENCING THE RELATED B NOTE), IF ANY,
               RELATED TO ANY MORTGAGE LOAN;

                                       10

          12.  EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
               CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH
               SHALL BE ASSIGNED AND DELIVERED TO THE TRUSTEE ON BEHALF OF THE
               TRUST WITH A COPY TO BE HELD BY THE PRIMARY SERVICER (OR THE
               MASTER SERVICER), AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF
               CREDIT, IF ANY, CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH
               MORTGAGE LOAN, WHICH SHALL BE HELD BY THE PRIMARY SERVICER (OR
               THE MASTER SERVICER) ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE
               HELD BY THE TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN
               ACCORDANCE WITH DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE
               MORTGAGE LOAN, THE POOLING AND SERVICING AGREEMENT AND THE
               PRIMARY SERVICING AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS
               AGREED (A) THAT THE PROCEEDS OF SUCH LETTER OF CREDIT BELONG TO
               THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE CLOSING DATE, THE BANK
               ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT AND THE
               PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE
               EFFORTS TO OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN
               WITHIN 90 DAYS) FOLLOWING THE CLOSING DATE, AN ACKNOWLEDGEMENT
               THEREOF BY THE BANK (WITH A COPY OF SUCH ACKNOWLEDGEMENT TO BE
               SENT TO THE TRUSTEE) OR A REISSUED LETTER OF CREDIT AND (C) TO
               INDEMNIFY THE TRUST FOR ANY LIABILITIES, CHARGES, COSTS, FEES OR
               OTHER EXPENSES ACCRUING FROM THE FAILURE OF SELLER TO ASSIGN ALL
               RIGHTS TO THE LETTER OF CREDIT HEREUNDER INCLUDING THE RIGHT AND
               POWER TO DRAW ON THE LETTER OF CREDIT). IN THE CASE OF CLAUSE (B)
               ABOVE, ANY LETTER OF CREDIT HELD BY THE PRIMARY SERVICER (OR
               MASTER SERVICER) SHALL BE HELD IN ITS CAPACITY AS AGENT OF THE
               TRUST, AND IF THE PRIMARY SERVICER (OR MASTER SERVICER) SELLS ITS
               RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN, THE PRIMARY
               SERVICER (OR MASTER SERVICER) HAS AGREED TO ASSIGN THE APPLICABLE
               LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF THE SPECIAL
               SERVICER TO SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN
               EACH CASE, AT THE EXPENSE OF THE PRIMARY SERVICER (OR MASTER
               SERVICER). THE PRIMARY SERVICER (OR MASTER SERVICER) HAS AGREED
               TO INDEMNIFY THE TRUST FOR ANY

                                       11

               LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH ASSIGNMENT;

          13.  THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED
               TO ANY MORTGAGE LOAN;

          14.  THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
               OTHER MORTGAGED PROPERTIES SECURING MORTGAGE LOANS WITH A CUT-OFF
               DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN $20,000,000;

          15.  ANY ENVIRONMENTAL INSURANCE POLICY; AND

          16.  ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the
Trustee (as the case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

                                       12

     C.   THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES
          REFERRED TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE
          INSTRUMENT ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE
          EXTENT PERMITTED BY APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE
          AND ADMINISTRATIVE INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND
          RECORDING OR FILING OF MULTIPLE ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS
          OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND ASSIGNMENTS
          OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN ACCORDANCE WITH
          THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES, THE
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND
          THE ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE
          LOANS NAMING THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS
          ASSIGNEE. NOTWITHSTANDING THE FACT THAT SUCH ASSIGNMENTS OF MORTGAGES,
          ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE ASSIGNMENTS OF
          MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS SHALL NAME THE
          TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE ASSIGNEE, THE
          PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL FOR
          ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO
          PURCHASER AND FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE
          CERTIFICATEHOLDERS.

     D.   IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE
          LOAN, ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS
          2.2.2, 2.2.3, 2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON,
          SOLELY BECAUSE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE WHERE
          SUCH DOCUMENT OR INSTRUMENT HAS BEEN DELIVERED FOR RECORDATION WITHIN
          SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A PHOTOCOPY THEREOF (CERTIFIED
          BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A TRUE AND COMPLETE
          COPY OF THE ORIGINAL THEREOF SUBMITTED FOR RECORDING), TO THE TRUSTEE
          WITHIN SUCH 45 DAY PERIOD, SELLER SHALL THEN DELIVER WITHIN 90 DAYS
          AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR WITHIN SUCH LONGER
          PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO, WHICH
          CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
          CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN
          GOOD FAITH ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S
          OFFICE SUCH ORIGINAL OR PHOTOCOPY).

                                       13

     E.   THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED
          TO ALL SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF
          DATE, ALL OTHER PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE
          (OTHER THAN SCHEDULED PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE
          CUT-OFF DATE), AND ALL PAYMENTS OF INTEREST ON THE MORTGAGE LOANS
          ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF DATE. ALL SCHEDULED
          PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE CUT-OFF DATE
          AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

     F.   WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
          PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO
          BE SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE
          APPROPRIATE PUBLIC OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT
          REFERRED TO IN CLAUSES 2.2.4 AND 2.2.6(II) ABOVE. WITHIN 90 DAYS
          FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND PURCHASER, THE
          TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE SUBMITTED
          FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC OFFICE
          FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT
          REFERRED TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS
          LOST OR RETURNED UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF
          A DEFECT THEREIN, SELLER SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE
          SUCH DEFECT, AND SELLER SHALL, AT ITS OWN EXPENSE (EXCEPT IN THE CASE
          OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY THE TRUSTEE), RECORD OR
          FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR INSTRUMENT IN
          ACCORDANCE WITH THIS SECTION 2.

     G.   DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
          SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT
          REQUIRED TO BE DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO
          OR AT THE DIRECTION OF THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON
          OR PRIOR TO THE 75TH DAY AFTER THE CLOSING DATE, IN ACCORDANCE WITH
          SECTION 3.1 OF THE PRIMARY SERVICING AGREEMENT, IF APPLICABLE.

                                       14

     H.   THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER (OR IN
          THE ALTERNATIVE, THE PRIMARY SERVICER) SHALL INCLUDE, TO THE EXTENT
          REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
          APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE
          MORTGAGE NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE
          ASSIGNMENT OF MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN
          AGREEMENT, THE INSURANCE POLICIES OR CERTIFICATES, AS APPLICABLE, THE
          PROPERTY INSPECTION REPORTS, ANY FINANCIAL STATEMENTS ON THE PROPERTY,
          ANY ESCROW ANALYSIS, THE TAX BILLS, THE APPRAISAL, THE ENVIRONMENTAL
          REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY, FINANCIAL
          INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
          CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE
          POLICIES. DELIVERY OF ANY OF THE FOREGOING DOCUMENTS TO THE PRIMARY
          SERVICER SHALL BE DEEMED A DELIVERY TO THE MASTER SERVICER AND SATISFY
          SELLER'S OBLIGATIONS UNDER THIS SUBPARAGRAPH.

     I.   UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO
          THIS AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE
          OTHER CONTENTS OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN
          PURCHASER AND ITS ASSIGNS, AND THE OWNERSHIP OF ALL RECORDS AND
          DOCUMENTS WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR
          THAT COME INTO THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN
          PURCHASER AND ITS ASSIGNS, AND SHALL BE DELIVERED PROMPTLY BY SELLER
          TO OR ON BEHALF OF EITHER THE TRUSTEE OR THE MASTER SERVICER AS SET
          FORTH HEREIN, SUBJECT TO THE REQUIREMENTS OF THE PRIMARY SERVICING
          AGREEMENT. SELLER'S AND PURCHASER'S RECORDS SHALL REFLECT THE TRANSFER
          OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND ITS ASSIGNS AS A
          SALE.

                                       15

     J.   IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF
          THE MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS
          PROVIDED IN THIS SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE
          OF THE MORTGAGE LOANS AND RELATED PROPERTY. IT IS, FURTHER, NOT THE
          INTENTION OF THE PARTIES THAT SUCH CONVEYANCE BE DEEMED A PLEDGE OF
          THE MORTGAGE LOANS AND RELATED PROPERTY BY SELLER TO PURCHASER TO
          SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN THE EVENT
          THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
          ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR
          ANY OTHER REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY
          INTEREST IN THE MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

          1.   THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

          2.   THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO
               BE A GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL
               OF SELLER'S RIGHT, TITLE, AND INTEREST, WHETHER NOW OWNED OR
               HEREAFTER ACQUIRED, IN AND TO:

               A.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
                    FROM OR RELATING TO ANY OF THE FOLLOWING PROPERTY: THE
                    MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE,
                    INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES, SECURITY
                    AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES,
                    ALL DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE
                    CUT-OFF DATE, ALL SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS
                    AND ALL DISTRIBUTIONS WITH RESPECT THERETO, AND THE MORTGAGE
                    FILES;

               B.   ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER,
                    INSTRUMENTS, DOCUMENTS, MONEY, DEPOSIT ACCOUNTS,
                    CERTIFICATES OF DEPOSIT, GOODS, LETTERS OF CREDIT, ADVICES
                    OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING FROM
                    OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH
                    RESPECT TO, OR INSURANCE PROCEEDS PAYABLE

                                       16

                    WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS WITH
                    RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN
                    CLAUSE (A) ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON
                    LIQUIDATION OF ANY INVESTMENT PURCHASED AT A DISCOUNT); AND

               C.   ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED
                    IN CLAUSES (A) AND (B) ABOVE.

                                       17

     K.   THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
          MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
          INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED
          SECURITIES SHALL BE DEEMED TO BE POSSESSION BY THE SECURED PARTY OR
          POSSESSION BY A PURCHASER FOR PURPOSES OF PERFECTING THE SECURITY
          INTEREST PURSUANT TO THE UNIFORM COMMERCIAL CODE (INCLUDING, WITHOUT
          LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE RELEVANT
          JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
          REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY
          INTEREST.

     L.   NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
          RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL
          BE DEEMED TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR
          CONFIRMATIONS FROM, SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF,
          OR PERSONS HOLDING FOR, PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR
          THE PURPOSE OF PERFECTING SUCH SECURITY INTEREST UNDER APPLICABLE LAW.

     M.   SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT, TAKE SUCH
          REASONABLE ACTIONS AS MAY BE NECESSARY TO ENSURE THAT, IF THIS
          AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN THE PROPERTY
          DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
          PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND
          WILL BE MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN
          SUCH CASE, SELLER SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE
          EFFECTIVENESS OF ANY ORIGINAL FILINGS NECESSARY UNDER THE UNIFORM
          COMMERCIAL CODE AS IN EFFECT IN ANY JURISDICTION TO PERFECT SUCH
          SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION HEREWITH, PURCHASER
          SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY AND
          CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
          JURISDICTION.

                                       18

     N.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT
          TO SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY
          MORTGAGE LOAN AS TO WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN
          CLAUSE 2.2.1) REQUIRED TO BE DELIVERED TO OR ON BEHALF OF THE TRUSTEE
          OR THE MASTER SERVICER PURSUANT TO THIS SECTION 2 ON OR BEFORE THE
          CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY EXECUTED OR IS
          DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
          MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER
          OF SUCH OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND
          ASSIGNS' RIGHTS IN RESPECT THEREOF PURSUANT TO SECTION 5.

LXI. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

     A.   SELLER SHALL (I) DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A
          DISKETTE ACCEPTABLE TO PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT
          THE MORTGAGE LOANS AS MAY BE REASONABLY REQUESTED BY PURCHASER, (II)
          DELIVER TO PURCHASER INVESTOR FILES (COLLECTIVELY THE "COLLATERAL
          INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED TO BE INCLUDED IN
          THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S HEADQUARTERS IN
          NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN ITS
          EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND
          MORTGAGE FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF
          THE MORTGAGE LOANS. THE FACT THAT PURCHASER HAS CONDUCTED OR HAS
          FAILED TO CONDUCT ANY PARTIAL OR COMPLETE EXAMINATION OF THE CREDIT
          FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE FILES FOR THE MORTGAGE
          LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE TRUSTEE TO CAUSE
          SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH (EACH
          AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
          LOANS PURSUANT TO SECTION 5 HEREOF.

                                       19

     B.   ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF
          ANY OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE
          TRUSTEE, THE SPECIAL SERVICER AND EACH RATING AGENCY TO EXAMINE AND
          AUDIT ALL BOOKS, RECORDS AND FILES PERTAINING TO THE MORTGAGE LOANS,
          SELLER'S UNDERWRITING PROCEDURES AND SELLER'S ABILITY TO PERFORM OR
          OBSERVE ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS AGREEMENT.
          SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT ONE OR MORE OFFICES
          OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE CONDUCTED IN A
          MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS UPON
          REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS
          AND AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY
          OF PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE,
          THE SPECIAL SERVICER AND EACH RATING AGENCY REASONABLY ADEQUATE
          FACILITIES, AS WELL AS THE ASSISTANCE OF A SUFFICIENT NUMBER OF
          KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE FAMILIAR WITH THE
          MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER SHALL
          COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
          RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE
          PURCHASER WITH ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL
          CONDITION AND ACCESS TO KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS
          FOR THE PURPOSE OF ANSWERING QUESTIONS WITH RESPECT TO SELLER'S
          FINANCIAL CONDITION, FINANCIAL STATEMENTS AS PROVIDED TO PURCHASER OR
          OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO CONSUMMATE THE
          TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN ANY
          MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
          PROVIDE THE MASTER SERVICER OR PRIMARY SERVICER, IF APPLICABLE, WITH
          ANY ADDITIONAL INFORMATION IDENTIFIED BY THE MASTER SERVICER OR
          PRIMARY SERVICER, IF APPLICABLE, AS NECESSARY TO COMPLETE THE CMSA
          PROPERTY FILE, TO THE EXTENT THAT SUCH INFORMATION IS AVAILABLE.

     C.   PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
          DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR
          NOTICE OF THE IDENTITY OF SUCH DESIGNEE OR AGENT.

                                       20

     D.   PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND
          THE MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION
          AND THAT IS NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT
          SUCH INFORMATION SHALL NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO
          REQUIRE CONFIDENTIALITY UNDER ANY CONFIDENTIALITY AGREEMENT IS HEREBY
          WAIVED) TO THE EXTENT SUCH INFORMATION IS REQUIRED TO BE INCLUDED IN
          THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR PURCHASER IS REQUIRED
          BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF PURCHASER IS
          REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
          CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE
          PRECEDING SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE
          PROPOSED FORM OF SUCH DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND
          SELLER SHALL PROMPTLY, AND IN ANY EVENT WITHIN TWO BUSINESS DAYS,
          NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN WHICH CASE PURCHASER
          SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH INACCURACIES. IF
          PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE CONFIDENTIAL
          INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
          SENTENCE, PURCHASER SHALL NOTIFY SELLER AND COOPERATE IN SELLER'S
          EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE ASSURANCE
          THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
          IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS
          COMPELLED AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER
          SHALL, PRIOR TO MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER
          AND ITS COUNSEL AS TO SUCH DISCLOSURE AND THE NATURE AND WORDING OF
          SUCH DISCLOSURE AND PURCHASER SHALL USE REASONABLE EFFORTS TO OBTAIN
          CONFIDENTIAL TREATMENT THEREFOR. NOTWITHSTANDING THE FOREGOING, IF
          REASONABLY ADVISED BY COUNSEL THAT PURCHASER IS REQUIRED BY A
          REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE IMMEDIATELY,
          THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
          PRIOR REVIEW BY SELLER.

LXII. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

                                       21

     A.   TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES
          FOR THE BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH
          MORTGAGE LOAN AS OF THE DATE HEREOF (OR AS OF SUCH OTHER DATE
          SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
          EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2
          HERETO, EXCEPT AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO,
          AND HEREBY FURTHER REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE
          HEREOF THAT:

          1.   SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW YORK. SELLER
               HAS THE REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE
               MORTGAGE LOANS AND TO TRANSFER AND CONVEY THE MORTGAGE LOANS TO
               PURCHASER AND HAS THE REQUISITE POWER AND AUTHORITY TO EXECUTE
               AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED BY, AND
               PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

          2.   THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
               DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION,
               EXECUTION AND DELIVERY HEREOF BY PURCHASER, THIS AGREEMENT
               CONSTITUTES THE VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY,
               INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER
               LAWS RELATING TO OR AFFECTING THE RIGHTS OF CREDITORS GENERALLY,
               (C) GENERAL EQUITY PRINCIPLES (REGARDLESS OF WHETHER SUCH
               ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW) OR
               (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
               TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE
               ENFORCEABILITY OF THE PROVISIONS OF THIS AGREEMENT THAT PURPORT
               TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE
               SECURITIES LAWS.

                                       22

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY SELLER WITH THIS AGREEMENT,
               OR THE CONSUMMATION BY SELLER OF ANY TRANSACTION CONTEMPLATED
               HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE REQUIRED
               UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR
               RECORDING OF FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND
               OTHER SIMILAR DOCUMENTS NECESSARY IN CONNECTION WITH SELLER'S
               SALE OF THE MORTGAGE LOANS TO PURCHASER, (C) SUCH CONSENTS,
               APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS, FILINGS
               OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH
               CONSENT, APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION,
               FILING OR NOTICE WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               PERFORMANCE BY SELLER UNDER THIS AGREEMENT.

                                       23

          4.   NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
               EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER,
               CONFLICTS OR WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A
               BREACH OF, OR CONSTITUTES OR WILL CONSTITUTE A DEFAULT UNDER (A)
               ANY TERM OR PROVISION OF SELLER'S ARTICLES OF ORGANIZATION OR
               BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR
               TAKING OF THE ACTIONS CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW,
               RULE, REGULATION, ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF
               ANY COURT OR GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER
               SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
               CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
               DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR
               ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE
               CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY BY SELLER OR
               ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR
               RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS,
               OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF SELLER,
               OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER
               TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

          5.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN
               WRITING AGAINST SELLER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
               LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
               ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN
               EFFECT ON THE FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY
               AND ADVERSELY AFFECT THE ABILITY OF SELLER TO PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       24

          6.   ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO
               THIS AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS
               RIGHT, TITLE AND INTEREST IN AND TO THE MORTGAGE LOANS TO
               PURCHASER.

          7.   TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT
               CERTAIN INDEMNIFICATION AGREEMENT, DATED JULY 19, 2005, BETWEEN
               SELLER, PURCHASER, THE UNDERWRITERS AND THE INITIAL PURCHASERS
               (THE "INDEMNIFICATION AGREEMENT")) RELATING TO THE MORTGAGE LOANS
               DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT
               TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
               THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE
               MADE, NOT MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN
               TO THE CONTRARY, THIS SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO
               THE BENEFIT OF PURCHASER AND NO OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                                       25

     B.   TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY
          REPRESENTS AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

          1.   PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND
               IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH
               FULL POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS PRESENTLY
               CONDUCTED BY IT.

          2.   PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE
               LOANS, TO EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO
               AND CONSUMMATE ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
               PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY
               AND PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY
               EXECUTED AND DELIVERED THIS AGREEMENT. THIS AGREEMENT, ASSUMING
               DUE AUTHORIZATION, EXECUTION AND DELIVERY BY SELLER, CONSTITUTES
               THE VALID AND BINDING OBLIGATION OF PURCHASER, ENFORCEABLE
               AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
               ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
               REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE
               ENFORCEMENT OF CREDITORS' RIGHTS GENERALLY AND BY GENERAL
               PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH ENFORCEMENT IS
               CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR
               FILING WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS
               REQUIRED, UNDER FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY
               AND PERFORMANCE OF OR COMPLIANCE BY PURCHASER WITH THIS
               AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF ANY TRANSACTION
               CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
               PURCHASER.

                                       26

          4.   NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION,
               DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL
               VIOLATE PURCHASER'S CERTIFICATE OF INCORPORATION OR BY-LAWS OR
               CONSTITUTE A DEFAULT (OR AN EVENT THAT, WITH NOTICE OR LAPSE OF
               TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER, OR RESULT IN A
               BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
               INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE
               TO PURCHASER OR ITS ASSETS.

          5.   PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS
               PERFORMANCE AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL
               NOT CONSTITUTE A VIOLATION OF ANY LAW, RULE, WRIT, INJUNCTION,
               ORDER OR DECREE OF ANY COURT, OR ORDER OR REGULATION OF ANY
               FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING JURISDICTION
               OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY
               AND ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR
               THE OPERATION OF PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND
               ADVERSELY AFFECT ITS ABILITY TO PERFORM ITS OBLIGATIONS AND
               DUTIES HEREUNDER.

          6.   THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS
               OF, PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED
               AGAINST PURCHASER BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR
               OTHER TRIBUNAL, THE OUTCOME OF WHICH COULD REASONABLY BE EXPECTED
               TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE LOANS, THE
               ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
               ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
               FINANCIAL CONDITION OF PURCHASER THAT WOULD MATERIALLY AND
               ADVERSELY AFFECT THE ABILITY OF PURCHASER TO PERFORM ITS
               OBLIGATION UNDER THIS AGREEMENT.

          7.   PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT
               OR OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL
               PURCHASERS AND THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED
               TO ANY COMMISSION OR COMPENSATION IN CONNECTION WITH THE SALE OF
               THE MORTGAGE LOANS OR CONSUMMATION OF ANY OF THE TRANSACTIONS
               CONTEMPLATED HEREBY.

                                       27

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

                                       28

LXIII. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

     A.   IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF
          THE TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER
          DIRECTLY OR BY WAY OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER
          TO THE TRUSTEE, THE REPRESENTATIONS AND WARRANTIES SET FORTH ON
          EXHIBIT 2 HERETO (EACH AS OF THE DATE HEREOF UNLESS OTHERWISE
          SPECIFIED).

                                       29

     B.   IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
          DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND
          WHEN REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR
          IF THERE IS A BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES
          REQUIRED TO BE MADE BY SELLER REGARDING THE CHARACTERISTICS OF THE
          MORTGAGE LOANS AND/OR THE RELATED MORTGAGED PROPERTIES AS SET FORTH IN
          EXHIBIT 2 HERETO, AND IN EITHER CASE THE PARTY DISCOVERING SUCH BREACH
          OR DEFECT DETERMINES THAT EITHER (I) THE DEFECT OR BREACH MATERIALLY
          AND ADVERSELY AFFECTS THE INTERESTS OF THE HOLDERS OF THE CERTIFICATES
          IN THE RELATED MORTGAGE LOAN OR (II) BOTH (A) THE DEFECT OR BREACH
          MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE MORTGAGE LOAN AND
          (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
          REHABILITATED MORTGAGE LOAN (ANY SUCH DEFECT DESCRIBED IN THE
          PRECEDING CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND ANY
          SUCH BREACH DESCRIBED IN THE PRECEDING CLAUSE (I) OR (II), A "MATERIAL
          BREACH"), THE PARTY DETERMINING THAT SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS SHALL PROMPTLY NOTIFY, IN WRITING, THE OTHER
          PARTIES; PROVIDED THAT ANY BREACH OF THE REPRESENTATION AND WARRANTY
          CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2 SHALL CONSTITUTE A
          MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD MAINTENANCE
          CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
          EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
          DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS
          NOT CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          UPON DETERMINING (OR BECOMING AWARE OF ANOTHER PARTY'S DETERMINATION)
          THAT ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
          (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO THE CONTRARY, BE
          PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS PRIOR TO DELIVERY
          OF THE NOTICE TO SELLER REFERRED TO BELOW), THE MASTER SERVICER SHALL,
          AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER THAN 90
          DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT

                                       30

          DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, IN ALL MATERIAL
          RESPECTS; PROVIDED, HOWEVER, THAT IF SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, AS THE CASE MAY BE, CANNOT BE CORRECTED OR CURED IN
          ALL MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN
          TO BE OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT
          SELLER IS DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS
          CERTIFIED BY SELLER IN AN OFFICER'S CERTIFICATE DELIVERED TO THE
          TRUSTEE, THEN THE CURE PERIOD WILL BE EXTENDED FOR AN ADDITIONAL 90
          DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL DOCUMENT DEFECT, (X) THE
          MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE LOAN AND A
          SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
          DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION
          OF "SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT
          AND (Y) THE MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION
          DELIVERED TO SELLER BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE
          POOLING AND SERVICING AGREEMENT NOT LESS THAN 90 DAYS PRIOR TO THE
          DELIVERY OF THE NOTICE OF SUCH MATERIAL DOCUMENT DEFECT. THE PARTIES
          ACKNOWLEDGE THAT NEITHER DELIVERY OF A CERTIFICATION OR SCHEDULE OF
          EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE POOLING AND
          SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH CERTIFICATION
          OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY OF
          NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY
          SELLER, THE MASTER SERVICER OR THE SPECIAL SERVICER OF ANY MATERIAL
          DOCUMENT DEFECT LISTED THEREIN.

                                       31

     C.   SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT
          DEFECT OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED OR SELLER
          OTHERWISE FAILS TO CORRECT OR CURE WITHIN THE ABOVE CURE PERIODS,
          SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS,
          EITHER (I) REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN
          FROM PURCHASER OR ITS ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE
          POOLING AND SERVICING AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH
          PERIOD COMMENCING ON THE CLOSING DATE (OR WITHIN THE TWO-YEAR PERIOD
          COMMENCING ON THE CLOSING DATE IF THE RELATED MORTGAGE LOAN IS A
          "DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II)
          OF THE CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS
          OPTION REPLACE, WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE
          LOAN TO WHICH SUCH DEFECT RELATES WITH A QUALIFYING SUBSTITUTE
          MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED MORTGAGE"
          (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS SENTENCE
          OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
          THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY
          SUBSTITUTION SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND
          CONDITIONS OF THE POOLING AND SERVICING AGREEMENT.

                                       32

     D.   IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS
          CONTEMPLATED ABOVE (A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE
          MORTGAGE LOAN IS CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR
          MORE OTHER MORTGAGE LOANS ("CROSSED MORTGAGE LOANS") AND (Z) THE
          APPLICABLE DOCUMENT DEFECT OR BREACH DOES NOT CONSTITUTE A MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS TO SUCH
          CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN THE
          APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE
          DEEMED TO CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS
          THE CASE MAY BE, AS TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF
          THE ABOVE PROVISIONS, AND SELLER SHALL BE OBLIGATED TO REPURCHASE OR
          REPLACE EACH SUCH CROSSED MORTGAGE LOAN IN ACCORDANCE WITH THE
          PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH OR DOCUMENT
          DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
          TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS
          JUDGMENT OF THE TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE
          WITH INDUSTRY PRACTICE TO OBTAIN A NONDISQUALIFICATION OPINION AND (B)
          BOTH OF THE FOLLOWING CONDITIONS WOULD BE SATISFIED IF SELLER WERE TO
          REPURCHASE OR REPLACE ONLY THOSE MORTGAGE LOANS AS TO WHICH A MATERIAL
          BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED WITHOUT REGARD TO THIS
          PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE COVERAGE
          RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
          LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE
          REPURCHASE OR REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X
          BELOW THE DEBT SERVICE COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOANS(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT AND (B) THE DEBT SERVICE COVERAGE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED LOAN(S))
          FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE REPURCHASE OR
          REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
          MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN
          THE GREATER OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE
          NUMBER (TAKEN TO ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE
          LOANS (INCLUDING THE AFFECTED LOAN(S)) SET FORTH IN APPENDIX A TO THE
          FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND (B) THE LOAN-TO-VALUE RATIO
          FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE

                                       33

          AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE
          DETERMINATION OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET
          FORTH ABOVE HAVE BEEN SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE
          ABSENCE OF MANIFEST ERROR. THE MASTER SERVICER WILL BE ENTITLED TO
          CAUSE TO BE DELIVERED, OR DIRECT SELLER TO (IN WHICH CASE SELLER
          SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN APPRAISAL OF
          ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
          DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS
          BEEN SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND
          COST OF THE APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE
          UNREASONABLY WITHHELD).

                                       34

     E.   WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER
          IS REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE
          LOAN (EACH, A "REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE
          THE TRUSTEE (AS ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED
          MORTGAGE LOAN, SELLER AND PURCHASER HEREBY AGREE TO FOREBEAR FROM
          ENFORCING ANY REMEDIES AGAINST THE OTHER'S PRIMARY COLLATERAL BUT MAY
          EXERCISE REMEDIES AGAINST THE PRIMARY COLLATERAL SECURING THEIR
          RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO THE TRUSTEE, THE
          PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY THE
          TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE
          OTHER PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL.
          IF THE EXERCISE OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF
          THE OTHER PARTY TO EXERCISE ITS REMEDIES WITH RESPECT TO THE PRIMARY
          COLLATERAL SECURING THE MORTGAGE LOAN OR MORTGAGE LOANS HELD BY SUCH
          PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM EXERCISING SUCH REMEDIES
          UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE RELEVANT MORTGAGE
          LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE POOLING AND
          SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT OF
          THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR
          LETTERS OF CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE
          ALLOCATED BETWEEN SUCH MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE
          LOAN DOCUMENTS, OR OTHERWISE ON A PRO RATA BASIS BASED UPON THEIR
          OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS OF THE MORTGAGE LOANS
          SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY MODIFICATION
          THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
          THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH. THE PROVISIONS OF THIS
          PARAGRAPH AND THE PRECEDING PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT
          TO ANY MORTGAGE LOAN WITHOUT THE RELATED MORTGAGOR'S CONSENT.

                                       35

     F.   ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
          MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS
          IN A MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE
          FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS
          THE MORTGAGE FILE CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY
          THAT APPEARS TO BE REGULAR ON ITS FACE; (B) THE ABSENCE FROM THE
          MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE THAT APPEARS TO BE
          REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE MORTGAGE FILE A
          CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH THE
          MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF
          THE ITEM SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING
          MATERIAL DOCUMENT DEFECTS IS DISCOVERED BY THE CUSTODIAN (OR THE
          TRUSTEE IF THERE IS NO CUSTODIAN), THE TRUSTEE (OR AS SET FORTH IN
          SECTION 2.3(A) OF THE POOLING AND SERVICING AGREEMENT, THE MASTER
          SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS SECTION,
          INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
          HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL
          DOCUMENT DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE
          LOAN.

                                       36

     G.   IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
          EXISTS WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO
          EFFECT A CORRECTION OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH, (II) TO REPURCHASE THE AFFECTED MORTGAGE LOAN FROM
          PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE SUCH MORTGAGE LOAN WITH
          A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN ACCORDANCE WITH THIS
          AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME PROVIDED FOR
          SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
          MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED
          MORTGAGE LOAN, THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING
          STANDARD, MODIFY, WORK-OUT OR FORECLOSE, SELL OR OTHERWISE LIQUIDATE
          (OR PERMIT THE LIQUIDATION OF) THE MORTGAGE LOAN PURSUANT TO SECTIONS
          9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF THE POOLING AND SERVICING
          AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER ACKNOWLEDGES
          AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
          WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR
          SHALL SUCH MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE
          FROM SELLER FOR ANY REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH
          MODIFICATION AND WORK-OUT, SELLER SHALL BE OBLIGATED TO REPURCHASE THE
          MORTGAGE LOAN AS MODIFIED AND THE PURCHASE PRICE SHALL INCLUDE ANY
          WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE OF REPURCHASE
          PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
          APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN
          PAYABLE TO THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF
          THE MORTGAGE LOAN PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS
          MATURITY DATE, PROVIDED THAT NO AMOUNT SHALL BE PAID BY SELLER IN
          RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY COMPRISES A
          PORTION OF THE PURCHASE PRICE.

                                       37

     H.   SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF
          ANY NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE
          ITS OPTION TO PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS
          DESCRIBED IN SECTION 9.36 OF THE POOLING AND SERVICING AGREEMENT AND
          (II) THE SPECIAL SERVICER OF ANY OFFER THAT IT RECEIVES TO PURCHASE
          THE APPLICABLE REO PROPERTY, EACH IN CONNECTION WITH SUCH LIQUIDATION.
          UPON THE RECEIPT OF SUCH NOTICE BY SELLER, SELLER SHALL THEN HAVE THE
          RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO PROPERTY, AS
          APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE CASE
          OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION
          PURCHASE PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY
          PRECEDING SENTENCE, THE AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING
          TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR IN THE POOLING AND
          SERVICING AGREEMENT, THE RIGHT OF ANY OPTION HOLDER TO PURCHASE SUCH
          MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO SELLER'S RIGHT TO
          PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY PRECEDING
          SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
          OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE
          MORTGAGE LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS
          NOTIFIED OF SUCH INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER.
          THE SPECIAL SERVICER SHALL BE OBLIGATED TO PROVIDE SELLER WITH ANY
          APPRAISAL OR OTHER THIRD PARTY REPORTS RELATING TO THE MORTGAGED
          PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO EVALUATE THE
          MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
          FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A
          PERSON OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND
          (EITHER EXPRESS OR IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II)
          REPRESENTATION OR WARRANTY OF ANY KIND (EITHER EXPRESS OR IMPLIED) BY
          SELLER TO OR FOR THE BENEFIT OF SUCH PERSON.

                                       38

     I.   THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT
          DISCOVERED UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE
          SALE OF THE RELATED REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE
          ANY CLAIM AGAINST SELLER FOR REPURCHASE OF THE REO MORTGAGE LOAN OR
          REO PROPERTY. IN SUCH AN EVENT, THE MASTER SERVICER SHALL NOTIFY
          SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
          PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL
          DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN
          THE PROVISIONS ABOVE REGARDING NOTICE OF OFFERS RELATED TO SUCH REO
          PROPERTY AND SELLER'S RIGHT TO PURCHASE SUCH REO PROPERTY SHALL APPLY.
          AFTER A FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN,
          IF A COURT OF COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE
          EXPIRATION OF ANY APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS
          OBLIGATED TO REPURCHASE THE RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN
          (A "FINAL JUDICIAL DETERMINATION") OR SELLER OTHERWISE ACCEPTS
          LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE TERMINATION OF THE
          TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING AGREEMENT,
          SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
          ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE
          WITH THE POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM
          ANY SALE TO SELLER) AND THE PURCHASE PRICE.

                                       39

     J.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN
          CONNECTION WITH ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR
          REO PROPERTY AS DESCRIBED IN THIS SECTION 5, THE SPECIAL SERVICER
          SHALL NOT RECEIVE A LIQUIDATION FEE FROM SELLER (BUT MAY COLLECT SUCH
          LIQUIDATION FEE FROM THE RELATED LIQUIDATION PROCEEDS AS OTHERWISE
          PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT SELLER IS
          OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
          AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY
          PURSUANT TO THE IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO
          ANY LIQUIDATION FEE (CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS)
          PAYABLE TO THE SPECIAL SERVICER SHALL BE INCLUDED IN THE DEFINITION OF
          "PURCHASE PRICE" IN RESPECT OF SUCH MORTGAGE LOAN OR REO MORTGAGED
          PROPERTY. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NO LIQUIDATION FEE
          SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A MORTGAGE LOAN BY
          SELLER.

     K.   THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A
          MATERIAL DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE
          A DEFECTIVE MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR
          ITS ASSIGNEES WITH RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL
          BREACH IN RESPECT OF AN OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS
          LIMITATION SHALL NOT IN ANY WAY LIMIT PURCHASER'S RIGHTS OR REMEDIES
          UPON BREACH OF ANY OTHER REPRESENTATION OR WARRANTY OR COVENANT BY
          SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET FORTH IN
          EXHIBIT 2).

     L.   NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF
          THE REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN
          EXHIBIT 2 HERETO, AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF
          REASONABLE COSTS AND EXPENSES ASSOCIATED WITH THE DEFEASANCE OR
          ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT CAUSING THE TRUST TO
          INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO SUCH
          REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER
          HEREBY COVENANTS AND AGREES TO REIMBURSE THE TRUST WITHIN 90 DAYS OF
          THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT SUFFICIENT TO AVOID
          SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO ACKNOWLEDGE THAT
          SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH RESPECT TO
          THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

                                       40

     M.   THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR
          THE MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE
          WRITTEN NOTICE PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS)
          TO SELLER OF ITS DETERMINATION THAT ANY MATERIAL DOCUMENT DEFECT OR
          MATERIAL BREACH EXISTS (WHICH DETERMINATION SHALL, ABSENT EVIDENCE TO
          THE CONTRARY, BE PRESUMED TO BE NO EARLIER THAN THREE BUSINESS DAYS
          PRIOR TO DELIVERY OF THE NOTICE) AND PROMPT WRITTEN NOTICE TO SELLER
          IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY SERVICED
          MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

     N.   IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5,
          PURCHASER OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE
          PURCHASE PRICE THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE
          DELIVERED TO SELLER ALL MORTGAGE LOAN DOCUMENTS WITH RESPECT TO SUCH
          MORTGAGE LOAN, AND EACH DOCUMENT THAT CONSTITUTES A PART OF THE
          MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE TRUSTEE SHALL BE
          ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT SELLER
          SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN,
          IN EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN
          RESPECT OF SUCH MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES
          WITH RESPECT THERETO.

LXIV. CLOSING.

     A.   THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE
          OFFICES OF LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022
          AT 9:00 A.M., NEW YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE
          SUBJECT TO EACH OF THE FOLLOWING CONDITIONS:

          1.   ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
               SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
               REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO)
               SHALL BE TRUE AND CORRECT AS OF THE CLOSING DATE (TO THE EXTENT
               OF THE STANDARD, IF ANY, SET FORTH IN EACH REPRESENTATION AND
               WARRANTY).

                                       41

          2.   ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH
               FORMS AS ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR
               PURCHASER, AS APPLICABLE, SHALL BE DULY EXECUTED AND DELIVERED BY
               ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS
               THEREOF.

          3.   SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS
               DESIGNEE ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS
               OF THE CLOSING DATE PURSUANT TO SECTION 2 HEREOF.

          4.   THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER
               AND ITS AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE
               SATISFACTORY TO PURCHASER AND ITS AFFILIATES IN THEIR SOLE
               DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO THE FORM AND
               CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE
               MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          5.   ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE
               COMPLIED WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN
               COMPLIED WITH, AND SELLER AND PURCHASER SHALL HAVE THE ABILITY TO
               COMPLY WITH ALL TERMS AND CONDITIONS AND PERFORM ALL DUTIES AND
               OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED AFTER THE
               CLOSING DATE.

          6.   SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO
               PURCHASER PURSUANT TO SECTION 8 HEREOF.

          7.   THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS
               BY EACH RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR
               EACH SUCH CLASS IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

          8.   NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT
               AND NONE OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE
               CERTIFICATE PURCHASE AGREEMENT, AND NEITHER THE UNDERWRITERS NOR
               THE INITIAL PURCHASERS SHALL HAVE SUSPENDED, DELAYED OR OTHERWISE
               CANCELLED THE CLOSING DATE.

          9.   SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE
               LOANS PURSUANT TO SECTION 1 HEREOF.

                                       42

     B.   EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
          OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO
          PURCHASE THE MORTGAGE LOANS ON THE CLOSING DATE.

LXV. CLOSING DOCUMENTS.

          The Closing Documents shall consist of the following:

                                       43

     A.   THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

     B.   A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF
          SELLER AND DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS
          SUCCESSORS AND ASSIGNS MAY RELY, TO THE EFFECT THAT: (I) THE
          REPRESENTATIONS AND WARRANTIES OF SELLER IN THIS AGREEMENT ARE TRUE
          AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CLOSING DATE
          WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
          PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A
          SPECIFIED DATE SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE;
          AND (II) SELLER HAS COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL
          CONDITIONS ON ITS PART TO BE PERFORMED OR SATISFIED ON OR PRIOR TO THE
          CLOSING DATE.

     C.   TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION
          AND BY-LAWS.

     D.   A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF
          NEW YORK DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     E.   A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED
          THE CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT
          THAT EACH INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER,
          SIGNED THIS AGREEMENT OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED
          ON OR BEFORE THE CLOSING DATE IN CONNECTION WITH THE TRANSACTIONS
          CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE TIMES OF SUCH SIGNING AND
          DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED OR APPOINTED,
          QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
          SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND
          CERTIFICATES ARE THEIR GENUINE SIGNATURES.

     F.   AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED
          IN PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED
          THE CLOSING DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH
          SUCH CHANGES AND MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO
          SUCH COUNSEL'S REASONABLE QUALIFICATIONS):

          1.   SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL
               CORPORATE POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS
               OBLIGATIONS UNDER THIS AGREEMENT.

                                       44

          2.   THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED
               BY SELLER.

          3.   NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT
               OR GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION
               BY SELLER OF THE TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS
               AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

          4.   NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT
               BY SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE
               TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS AGREEMENT (A)
               CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF, OR
               CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
               SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A
               DEFAULT UNDER ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
               CONTRACT, INSTRUMENT OR INDENTURE, TO WHICH SELLER IS A PARTY OR
               BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE
               CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
               ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE,
               MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO
               THIS AGREEMENT, OR (C) CONFLICTS WITH OR RESULTS IN A BREACH OR
               VIOLATION OF ANY LAW, RULE, REGULATION, ORDER, JUDGMENT, WRIT,
               INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY
               HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN
               ANY OF THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE,
               ANY CONFLICT, BREACH OR DEFAULT, OR CREATION OR IMPOSITION OF ANY
               LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A MATERIAL ADVERSE
               EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
               HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY
               TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY
               MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
               CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL
               IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY ON ITS
               BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

                                       45

          5.   TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL
               ACTIONS, INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS
               A PARTY, OR THREATENED AGAINST SELLER, (A) ASSERTING THE
               INVALIDITY OF THIS AGREEMENT OR (B) WHICH MATERIALLY AND
               ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
               UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

          6.   THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
               ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT
               AS SUCH ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO
               BANKRUPTCY, INSOLVENCY, REORGANIZATION, RECEIVERSHIP OR
               MORATORIUM, (2) OTHER LAWS RELATING TO OR AFFECTING THE RIGHTS OF
               CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES (REGARDLESS OF
               WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
               OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE
               SECURITIES LAWS, TO THE EXTENT THAT SUCH PUBLIC POLICY
               CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF THIS
               AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
               LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

                                       46

     G.   SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN
          CONNECTION WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER
          OR SELLER'S EXECUTION AND DELIVERY OF, OR PERFORMANCE UNDER, THIS
          AGREEMENT.

     H.   A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED
          THE DATE HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN
          SPECIFIED PROCEDURES AS A RESULT OF WHICH THEY DETERMINED THAT CERTAIN
          INFORMATION OF AN ACCOUNTING, FINANCIAL OR STATISTICAL NATURE SET
          FORTH IN THE MEMORANDUM AND THE PROSPECTUS SUPPLEMENT AGREES WITH THE
          RECORDS OF SELLER.

     I.   SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY
          REASONABLY REQUEST.

     J.   AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE,
          WITH THE RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS
          DESCRIBED HEREIN ATTACHED THERETO, TOGETHER WITH CERTIFIED COPIES OF
          THE CHARTER, BY-LAWS AND CERTIFICATE OF GOOD STANDING OF PURCHASER
          DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

     K.   SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH
          OTHER DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN
          THIS AGREEMENT AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

     L.   AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

LXVI. COSTS.

          Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

LXVII. NOTICES.

          All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke, Esq. at
1585 Broadway, 38th Floor, New York, New York 10036, or if (ii) to Seller,
addressed to Seller at Morgan Stanley Mortgage Capital Inc.,

                                       47

1585 Broadway, New York, New York 10036, Attention: Andrew Berman (or to such other address as Seller may designate in writing) with a copy to the attention of Michelle Wilke, Esq. at 1585 Broadway, 38th Floor, New York, New York 10036.

LXVIII. SEVERABILITY OF PROVISIONS.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

LXIX. FURTHER ASSURANCES.

          Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

LXX. SURVIVAL.

          Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

LXXI. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

LXXII. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT.

          This Agreement shall inure to the benefit of and shall be binding upon
Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and

                                       48

nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this
Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to
Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

LXXIII. MISCELLANEOUS.

          This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this
Agreement shall not be assigned by Seller without the prior written consent of
Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

LXXIV. ENTIRE AGREEMENT.

          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the
Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the Indemnification Agreement and the
Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.
The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       49

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent

                                       2-1

mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial
Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage

                                       2-2

Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy")
in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                       2-3

     (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each
          Mortgaged Property) (an "Environmental Report") has been delivered to, or on behalf of, Purchaser or its designee, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.
          Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a
          "Schedule C Loan") is the subject of a Secured Creditor Impaired
          Property Policy, issued by the issuer set forth on Schedule C (the
          "Policy Issuer") and effective as of the date thereof (the
          "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) the
          Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting the related
          Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
          Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid

                                      2-4

          through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

     (II) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such
          Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged
          Property could be altered, renovated, demolished or transferred or (b)
          the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such
          Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to
          Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

          "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
          9601 et seq.), the Hazardous Materials Transportation Act as amended
          (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control
          Act as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
          (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'
rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

                                       2-5

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically occupying 25% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to
Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

                                       2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property
(the "Fee Interest"), and as to such Ground Leases:

     (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
          Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
          Mortgage, other than Permitted Encumbrances;

     (iii) The Mortgagor's interest in such Ground Lease is assignable to
          Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

     (iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (v)  Such Ground Lease, or an estoppel letter or other agreement, (A)
          requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

     (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
          Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                                      2-7

     (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

     (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A)
          to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by the related
          Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground
          Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

                                      2-8

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                                      2-9

          27. No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 8, 12, 14,
15, 16 and 17 of this Exhibit 2.

          28. Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein.
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          32. Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to Seller's knowledge (a) the related
Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and
(b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                                      2-11

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and
Seller does not know or, to Seller's knowledge, have reason to know that any
Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-12

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

                                    EXHIBIT 3
                               PRICING FORMULATION

          Morgan Stanley: _______________

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1.   Parties. The parties to this Bill of Sale are the following:

               Seller: Morgan Stanley Mortgage Capital Inc.
               Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July [-], 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this [-] day of July, 2005.

SELLER:                                 MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                      4-1

                                   EXHIBIT K-5

                                    RESERVED

                                      L-1

                                    EXHIBIT L

                            FORM OF INSPECTION REPORT

             [Available at CMSA Website version 3.0 dated 4/1/2003]

                                      L-1

                                    EXHIBIT M

                    FORM OF MONTHLY CERTIFICATEHOLDER REPORT

                    SUBSTANTIALLY SIMILAR TO THE INFORMATION

                      REPEATED IN THE FORM OF STATEMENT TO

                            CERTIFICATEHOLDERS IN THE

                              PROSPECTUS SUPPLEMENT

                                      M-1

                                    EXHIBIT N

                   FORM OF OPERATING STATEMENT ANALYSIS REPORT

             [Available at CMSA Website version 3.0 dated 4/1/2003]

                                      N-1

                                    EXHIBIT O

                                   [RESERVED]

                                      O-1

                                    EXHIBIT P

                                   [RESERVED]

                                      P-1

                                    EXHIBIT Q

                                   [RESERVED]

                                      Q-1

                                    EXHIBIT R

                                   [RESERVED]

                                      R-1

                                   EXHIBIT S-1

                  FORM OF POWER OF ATTORNEY FOR MASTER SERVICER

RECORDING REQUESTED BY:
WELLS FARGO BANK, N.A.

AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, N.A.
555 Montgomery Street, 17th Floor
San Francisco, CA 94111
Attention:Commercial Mortgage Pass-
   Through Certificates Series 2005-TOP19

                    Space above this line for Recorder's use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY
                                    (SPECIAL)

          KNOW ALL MEN BY THESE PRESENTS, that LASALLE BANK NATIONAL
ASSOCIATION, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19 ("Trustee"), under that certain
Pooling and Servicing Agreement dated as of July 1, 2005 (the "Pooling and
Servicing Agreement"), does hereby nominate, constitute and appoint WELLS FARGO
BANK, NATIONAL ASSOCIATION, as Master Servicer under the Pooling and Servicing
Agreement ("Wells Fargo Bank"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable Wells Fargo Bank to service and administer the Mortgage Loans (as defined in the Pooling and Servicing Agreement) in connection with the performance by
Wells Fargo Bank of its duties as Master Servicer under the Pooling and
Servicing Agreement, giving and granting unto Wells Fargo Bank full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Wells Fargo Bank shall lawfully do or cause to be done by virtue hereof.

                                     S-1-1

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of ________, 2005.

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as trustee for Morgan Stanley Capital I Inc.,
                                  Commercial Mortgage Pass-Through Certificates,
                                  Series 2005-TOP19

                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                     S-1-2

--------------------------------------------------------------------------------

                          ALL-PURPOSE ACKNOWLEDGEMENT

                                        )
                                        )
                                        )

     On ______________ before me, _____________________________________
           Date                      Name and Title of Officer (i.e., Your Name,
                                     Notary Public)

personally appeared _______________________________________________________
                                Name(s) of Document Signer(s)

___________________________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

     WITNESS my hand and official seal.

----------------------------------------
           Signature of Notary

                                           (Affix seal in the above blank space)

--------------------------------------------------------------------------------

                                     S-1-3

                                   EXHIBIT S-2

                 FORM OF POWER OF ATTORNEY FOR SPECIAL SERVICER

RECORDING REQUESTED BY:
WELLS FARGO BANK, N.A.

AND WHEN RECORDED MAIL TO:

ARCAP SERVICING, INC.
5605 North MacArthur Blvd.
Suite 950
Irving, Texas 75038
Attention: [________________]

                    Space above this line for Recorder's use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY
                                    (SPECIAL)

          KNOW ALL MEN BY THESE PRESENTS, that LASALLE BANK NATIONAL
ASSOCIATION, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-TOP19 ("Trustee"), under that certain
Pooling and Servicing Agreement dated as of July 1, 2005 (the "Pooling and
Servicing Agreement"), does hereby nominate, constitute and appoint ARCAP
SERVICING, INC., as Special Servicer under the Pooling and Servicing Agreement
("ARCAP"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable ARCAP to service and administer the Mortgage Loans (as defined in the
Pooling and Servicing Agreement) in connection with the performance by ARCAP of its duties as Special Servicer under the Pooling and Servicing Agreement, giving and granting unto ARCAP full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that ARCAP shall lawfully do or cause to be done by virtue hereof.

                                     S-2-1

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of __________, 2005.

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as trustee for Morgan Stanley Capital I Inc.,
                                  Commercial Mortgage Pass-Through Certificates,
                                  Series 2005-TOP19

                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                     S-2-2

--------------------------------------------------------------------------------

                           ALL-PURPOSE ACKNOWLEDGEMENT

                                        )
                                        )
                                        )

     On ______________ before me, _____________________________________
           Date                      Name and Title of Officer (i.e., Your Name,
                                     Notary Public)

personally appeared _______________________________________________________
                                  Name(s) of Document Signer(s)

________________________________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

     WITNESS my hand and official seal.

----------------------------------------
           Signature of Notary

                                           (Affix seal in the above blank space)

--------------------------------------------------------------------------------

                                     S-2-3

                                    EXHIBIT T

                 FORM OF DEBT SERVICE COVERAGE RATIO PROCEDURES

     "Debt Service Coverage Ratios" generally means the ratio of "Underwritable
Cash Flow" estimated to be produced by the related Mortgaged Property to the annualized amount of debt service payable under that Mortgage Loan.
"Underwritable Cash Flow" in each case is an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income) less the sum of (a) estimated stabilized operating expenses
(such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and (c) capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization. In determining Underwritable Cash Flow for a Mortgaged Property, the Master
Servicer may rely on rent rolls and other generally unaudited financial information provided by the respective borrowers and may estimate cash flow taking into account historical financial statements, material changes in the operating position of the Mortgaged Property, and estimated capital expenditures, leasing commissions and tenant improvement reserves. The Master
Servicer may make certain changes to operating statements and operating information obtained from the respective borrowers.

                                       T-1

                                    EXHIBIT U

       [Form of Assignment and Assumption Submission to Special Servicer]

PRESENT MORTGAGOR:

PROPOSED MORTGAGOR:

PRIMARY SERVICER #:

SPECIAL SERVICER #:

COLLATERAL TYPE:                  (Retail, Industrial, Apartments, Office, etc.)

ADDRESS:                          PROPERTY ADDRESS

                                  CITY, STATE, ZIP CODE

ASSET STATUS:                     As of (date)

   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $
                       A.   INSURANCE ESCROW BALANCE:   $

   Reserve Escrow Balance:        $
   Monthly (P&I) Payment:         $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Maturity Date:
   Origination Date:

EXECUTIVE SUMMARY:

7.   Summarize the transaction

     a.   note any significant modification of terms of the Loan Documents permitting assumption that could result in Adverse REMIC Event

8.   Discuss proposed Mortgagor entity and ownership structure

     a.   include any changes in level of SAE or SPE compliance from existing
          Mortgagor as noted on Asset Summary attached)

                                      T-1

9.   How will title be held

10.  Source of cash for down payment

11.  Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

     b.   Prior year NOI and DSCR and Pro-forma NOI DSCR

12.  Complete the chart below:

The sale terms and property characteristics are summarized as follows:

Purchase price                                       $
Buyer down payment                                   $ (%)
Estimated closing date
1% loan fee split: Principal                         40% - $
   Wells Fargo, Master Serv.                         10% - $
   ARCap, Special Serv.                              50% - $
Most recent appraised value according to appraisal   $
   in Primary Servicer's possession
Loan-to-value as if initial underwriting             %
Occupancy as of                                      %
12/31/__ NOI                                         $
Debt service coverage as of                          x

FINANCIAL CONDITION OF PROPOSED MORTGAGOR/GUARANTOR:

8.   Explain background and experience of the proposed Mortgagor/principals;
     describe any deficiencies in Mortgagor's ability to meet creditworthiness and experience requirements of Loan Documents and compare creditworthiness and experience of proposed Mortgagor to that of transferring Mortgagor to the extent information about transferring Mortgagor is available.

9.   State date of the financial statement, who prepared, if CPA, state the opinion rendered, how assets are valued

10.  Highlight Balance sheet and Income statement

     a.   Describe significant assets (e.g. obtain from proposed Mortgagor and
          Guarantor (as applicable) information about how it values its assets)

     b.   Related debt

11.  For public companies that have historical financial information:

     a.   Spread Balance Sheet for minimum of two (2) years (request three (3)
          years, if available)

     b.   Spread and commonsize Income statement for minimum of two (2) years
          (request three (3) years, if available);

12.  Explain results of credit checks, legal searches and banking credit references (two required)

13.  If Rating Agency Confirmation is permitted under applicable Loan Documents, note if such Confirmation will be sought

14.  Describe whether assigning Mortgagor and/or Guarantors will be released from its obligations under the Loan Documents [from and after the date of the transfer]. If so, describe extent of release and rationale for it.

PROJECT STATUS & DESCRIPTION: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

2. Describe any current, material issues regarding the operating status of the property:
(e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

PROPERTY FINANCIAL SUMMARY: (See attached Income and Expense Statements for
Mortgaged Property and year-to-date operating statements)

NEW ENVIRONMENTAL AND ENGINEERING DEVELOPMENTS (IF ANY) AND STATUS OF ISSUES
IDENTIFIED IN ORIGINAL REPORTS OR LOAN DOCUMENTS AS NEEDING REMEDIATION: (See
attached Asset Summary)

3.   Describe any material issues requiring remediation contained in original reports

4.   Describe current status of issue and remediation

ESCROW STATUS:

2.   Explain status of all reserves

PROPERTY MANAGEMENT SUMMARY:

3.   Who is proposed property management firm

4.   Background and Experience

COLLATERAL VALUATION:

3.   Discuss the original appraisal

     C.   Who prepared

     D.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

4.   Comparison of the following (original to actual property):

     E.   Vacancy

     F.   Rents

     G.   Taxes

     H.   Other Key Expenses

          Current Market Conditions:

          Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

RECOMMENDATION:

3.   STATE RECOMMENDATION FOR APPROVAL.

4.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

REQUEST FOR SPECIAL SERVICER CONSENT:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing Assignment and Assumption.

[ ]

By:
    ---------------------------------

Title:
       ------------------------------

Date:
      -------------------------------

Consent to Assignment & Assumption is given:
ARCAP SERVICING, INC., acting
solely in its capacity as Special
Servicer

By:
    ---------------------------------

Title:
       ------------------------------

Date:
      -------------------------------

                  SCHEDULE OF EXHIBITS TO ASSUMPTION SUBMISSION

16.  Financial statements of purchasing entity and any guarantors (audited, if available)

17.  Financial statement of selling entity only if available

18.  Bank and /or credit references for transferee

19.  Credit report for principal(s) of the proposed borrowing entity.

20.  Most recent Income & Expense Statement for Mortgaged Property and operating statement review

21.  Income & Expense Statement for Mortgaged Property for previous two (2)
     years to the extent available

22.  Most recent Property Inspection report

23.  Original Asset Summary for Mortgaged Property

24.  Purchase and Sale Agreement

25.  If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership

26.  Proposed property management agreement

27.  Description and source of equity being used for the purchase, if available

28.  Most recent Rent Roll

29.  Copy of Promissory Note, Mortgage and any Loan Agreement

30.  Other items as required by the description set forth above

                                    EXHIBIT V

     [Form of Additional Lien, Monetary Encumbrance and Mezzanine Financing
                  Submission Package to the Special Services]

MORTGAGOR:

MASTER SERVICER LOAN #:

PRIMARY SERVICER LOAN #:

COLLATERAL TYPE: (Retail, Industrial, Apartments, Office, etc.)

ADDRESS OF PROPERTY:

ASSET STATUS                      As of (date):
   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $
   Insurance Escrow Balance:      $
   Monthly P+I Payment:           $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Origination Date:
   Maturity Date:

EXECUTIVE SUMMARY:

9.   Summarize the transaction

     a.   note deviations from requirements for subordinate/mezzanine financing contained in Loan Documents

     b.   if Rating Agency Confirmation is permitted under applicable Loan
          Documents, note if such Confirmation will be sought

10.  State amount and purpose of Lien/Financing

11.  Interest Rate

12.  Amount of Monthly/Periodic Payment (identify if P&I or Interest only)

13.  Identify Subordinate/Mezzanine Lender

     a.   provide any information furnished by Mortgagor regarding proposed lender

14.  Collateral pledged or mortgaged as security:

15.  Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

                                      U-1

     b.   NOI and DSCR for prior year and, if available, prior two years and
          Pro-forma NOI DSCR

16.  Complete the chart below:

The transaction terms and property characteristics are summarized as follows:

Estimated closing date for financing:
Administrative fee to Primary Servicer     $
Additional Fees, if any                    $
   (50%: Special Servicer; 10%: Master
   Servicer; 40%: Primary Servicer
Most recent appraised value according to   $
   appraisal in Primary Servicer's
   possession
Loan-to-value as of initial underwriting   %
Occupancy as of                            %
12/31/__ NOI                               $
Debt service coverage as of                x

PROJECT STATUS & DESCRIPTION: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

2. Describe any current, material issues regarding the operating status of the property:
(e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

Property Financial Summary: (See attached most recent Income and Expense
Statement for Mortgaged Property and operating statement review)

ESCROW STATUS:

2.   Explain status of all Reserves

COLLATERAL VALUATION:

3.   Discuss the original appraisal

     C.   Who prepared

     D.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

4.   Comparison of the following (original to actual property):

     E.   Vacancy

     F.   Rents

     G.   Taxes

     H.   Other Key Expenses

          Current Market Conditions:

          Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

RECOMMENDATION:

3.   STATE RECOMMENDATION FOR APPROVAL.

4.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

REQUEST FOR SPECIAL SERVICER CONSENT:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing [Subordinate/Mezzanine] Financing.

[ ]

By:
    -----------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

Consent to Additional Lien, Monetary Encumbrance or Mezzanine Financing as
described above is given:

ARCAP SERVICING, INC., acting solely in its capacity as
Special Servicer

By:
    -----------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

   SCHEDULE OF EXHIBITS TO ADDITIONAL LIEN, MONETARY ENCUMBRANCE OR MEZZANINE
                              FINANCING SUBMISSION

9.   Most recent Income & Expense Statement for property and operating statement review

10.  Original Asset Summary for Mortgaged Property

11.  [FOR MEZZANINE FINANCING: If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership]

12.  [FOR SUBORDINATE MORTGAGE: Copy of Subordination/Intercreditor Agreement in
     substantially the form to be executed with subordinate lender]

13.  Copy of Note, Mortgage and any Loan Agreement

14.  Copy of subordinate loan documents in substantially the form to be executed

15.  Most recent Rent Roll.

16.  Other items as required by the description set forth above

                                    EXHIBIT W

                                   [Reserved]

                                       W-1

                                    EXHIBIT X

                                   [Reserved]

                                       X-1

                                    EXHIBIT Y

                             [Investor Certificate]

                             INVESTOR CERTIFICATION

                                                                 Date:

Wells Fargo Bank, N.A.
7485 New Horizon Way
Frederick, Maryland 21703
Tel: 301-815-6600
Fax: 301-815-6125

Attention: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005-TOP19

     In accordance with the Pooling and Servicing Agreement, dated as of July 1,
     2005 (the "Agreement"), by and among Morgan Stanley Capital I Inc., as
     Depositor, Wells Fargo Bank, National Association, as Master Servicer,
     ARCap Servicing, Inc., as Special Servicer, ABN AMRO Bank N.V., as Fiscal
     Agent, LaSalle Bank National Association, as Trustee, and Wells Fargo Bank,
     N.A. as Paying Agent and Certificate Registrar (the "Paying Agent"), with respect to the above referenced certificates (the "Certificates"), the undersigned hereby certifies and agrees as follows:

1.   The undersigned is a beneficial owner or prospective purchaser of the Class
     __ Certificates.

2.   The undersigned is requesting access to the Paying Agent's internet website containing certain information (the "Information") and/or is requesting the information identified on the schedule attached hereto (also, the
     "Information") pursuant to the provisions of the Agreement.

3.   In consideration of the Paying Agent's disclosure to the undersigned of the
     Information, or access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related
     Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Paying Agent, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives
     (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

4.   The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of
     1933, as amended (the "Securities Act"), or the Securities Exchange Act of
     1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

5.   The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the
     Paying Agent and the Trust Fund for

                                       Y-1

     any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.   Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       _________________________________________
                                       Beneficial Owner or Prospective Purchaser

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------
                                       Company:
                                                --------------------------------
                                       Phone:
                                              ----------------------------------

                                    EXHIBIT Z

                        Form of Notice and Certification

                                       Y-1

                                     FORM OF

                            NOTICE AND CERTIFICATION
                      REGARDING DEFEASANCE OF MORTGAGE LOAN

   FOR LOANS HAVING BALANCE OF (A) $20,000,000 OR LESS, OR (B) LESS THAN 5% OF
                   OUTSTANDING POOL BALANCE, WHICHEVER IS LESS

     To: [Address]
     Attn:

From: _____________________________________, in its capacity as Servicer (the "Servicer") under the Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement"),
      among the Servicer, __________________ as Trustee, and others.

Date: _________, 20___

Re: _______________________________________.
    Commercial Mortgage Pass-Through Certificates
    Series ___________

     Mortgage Loan (the "Mortgage Loan") identified by loan number _____ on the
Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged Properties identified on the Mortgage Loan
Schedule by the following names: ____________________

----------

     Reference is made to the Pooling and Servicing Agreement described above.
Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. [NOTE: ALL TERMS IN THIS
CERTIFICATION MUST BE CONFORMED TO TERMS USED IN THE POOLING AND SERVICING
AGREEMENT]

     As Servicer under the Pooling and Servicing Agreement, we hereby:

          2.   NOTIFY YOU THAT THE MORTGAGOR HAS CONSUMMATED A DEFEASANCE OF THE
               MORTGAGE LOAN PURSUANT TO THE TERMS OF THE MORTGAGE LOAN, OF THE
               TYPE CHECKED BELOW:

                    ____ a full defeasance of the payments scheduled to be due in respect of the entire Principal Balance of the
                         Mortgage Loan; or

                    ____ a partial defeasance of the payments scheduled to be
                         due in respect of a portion of the Principal Balance of
                         the

                         Mortgage Loan that represents ___% of the entire
                         Principal Balance of the Mortgage Loan and, under the
                         Mortgage, has an allocated loan amount of $____________
                         or _______% of the entire Principal Balance;

          3.   CERTIFY THAT EACH OF THE FOLLOWING IS TRUE, SUBJECT TO THOSE
               EXCEPTIONS SET FORTH WITH EXPLANATORY NOTES ON EXHIBIT A HERETO,
               WHICH EXCEPTIONS THE SERVICER HAS DETERMINED, CONSISTENT WITH THE
               SERVICING STANDARD, WILL HAVE NO MATERIAL ADVERSE EFFECT ON THE
               MORTGAGE LOAN OR THE DEFEASANCE TRANSACTION:

               A.   THE MORTGAGE LOAN DOCUMENTS PERMIT THE DEFEASANCE, AND THE
                    TERMS AND CONDITIONS FOR DEFEASANCE SPECIFIED THEREIN WERE
                    SATISFIED IN ALL MATERIAL RESPECTS IN COMPLETING THE
                    DEFEASANCE.

               B.   THE DEFEASANCE WAS CONSUMMATED ON __________, 20__.

               C.   THE DEFEASANCE COLLATERAL CONSISTS OF SECURITIES THAT (I)
                    CONSTITUTE "GOVERNMENT SECURITIES" AS DEFINED IN SECTION
                    2(A)(16) OF THE INVESTMENT COMPANY ACT OF 1940 AS AMENDED
                    (15 U.S.C. 80A-1), (II) ARE LISTED AS "QUALIFIED INVESTMENTS
                    FOR `AAA' FINANCINGS" UNDER PARAGRAPHS 1, 2 OR 3 OF "CASH
                    FLOW APPROACH" IN STANDARD & POOR'S PUBLIC FINANCE CRITERIA
                    2000, AS AMENDED TO THE DATE OF THE DEFEASANCE, (III) ARE
                    RATED `AAA' BY STANDARD & POOR'S, (IV) IF THEY INCLUDE A
                    PRINCIPAL OBLIGATION, THE PRINCIPAL DUE AT MATURITY CANNOT
                    VARY OR CHANGE, AND (V) ARE NOT SUBJECT TO PREPAYMENT, CALL
                    OR EARLY REDEMPTION. SUCH SECURITIES HAVE THE
                    CHARACTERISTICS SET FORTH BELOW:

                         CUSIP RATE MAT PAY DATES ISSUED

               D.   THE SERVICER RECEIVED AN OPINION OF COUNSEL (FROM COUNSEL
                    APPROVED BY SERVICER IN ACCORDANCE WITH THE SERVICING
                    STANDARD) THAT THE DEFEASANCE WILL NOT RESULT IN AN ADVERSE
                    REMIC EVENT.

               E.   THE SERVICER DETERMINED THAT THE DEFEASANCE COLLATERAL WILL
                    BE OWNED BY AN ENTITY (THE "DEFEASANCE OBLIGOR") AS TO WHICH
                    ONE OF THE STATEMENTS CHECKED BELOW IS TRUE:

                    ____ the related Mortgagor was a Single-Purpose Entity (as defined in Standard & Poor's Structured Finance Ratings
                         Real Estate Finance Criteria, as amended to the date of
                         the defeasance (the "S&P Criteria")) as of the date of
                         the defeasance, and after the defeasance owns no assets
                         other than the defeasance collateral and real property
                         securing Mortgage Loans included in the pool.

                    ____ the related Mortgagor designated a Single-Purpose
                         Entity (as defined in the S&P Criteria) to own the
                         defeasance collateral; or

                    ____ the Servicer designated a Single-Purpose Entity (as
                         defined in the S&P Criteria) established for the
                         benefit of the Trust to own the defeasance collateral.

               F.   THE SERVICER RECEIVED A BROKER OR SIMILAR CONFIRMATION OF
                    THE CREDIT, OR THE ACCOUNTANT'S LETTER DESCRIBED BELOW
                    CONTAINED STATEMENTS THAT IT REVIEWED A BROKER OR SIMILAR
                    CONFIRMATION OF THE CREDIT, OF THE DEFEASANCE COLLATERAL TO
                    AN ELIGIBLE ACCOUNT (AS DEFINED IN THE S&P CRITERIA) IN THE
                    NAME OF THE DEFEASANCE OBLIGOR, WHICH ACCOUNT IS MAINTAINED
                    AS A SECURITIES ACCOUNT BY THE TRUSTEE ACTING AS A
                    SECURITIES INTERMEDIARY.

               G.   AS SECURITIES INTERMEDIARY, TRUSTEE IS OBLIGATED TO MAKE THE
                    SCHEDULED PAYMENTS ON THE MORTGAGE LOAN FROM THE PROCEEDS OF
                    THE DEFEASANCE COLLATERAL DIRECTLY TO THE SERVICER'S
                    COLLECTION ACCOUNT IN THE AMOUNTS AND ON THE DATES SPECIFIED
                    IN THE MORTGAGE LOAN DOCUMENTS OR, IN A PARTIAL DEFEASANCE,
                    THE PORTION OF SUCH SCHEDULED PAYMENTS ATTRIBUTED TO THE
                    ALLOCATED LOAN AMOUNT FOR THE REAL PROPERTY DEFEASED,
                    INCREASED BY ANY DEFEASANCE PREMIUM SPECIFIED IN THE
                    MORTGAGE LOAN DOCUMENTS (THE "SCHEDULED PAYMENTS").

               H.   THE SERVICER RECEIVED FROM THE MORTGAGOR WRITTEN
                    CONFIRMATION FROM A FIRM OF INDEPENDENT CERTIFIED PUBLIC
                    ACCOUNTANTS, WHO WERE APPROVED BY SERVICER IN ACCORDANCE
                    WITH THE SERVICING STANDARD, STATING THAT (I) REVENUES FROM
                    PRINCIPAL AND INTEREST PAYMENTS MADE ON THE DEFEASANCE
                    COLLATERAL (WITHOUT TAKING INTO ACCOUNT ANY EARNINGS ON
                    REINVESTMENT OF SUCH REVENUES) WILL BE SUFFICIENT TO TIMELY
                    PAY EACH OF THE SCHEDULED PAYMENTS AFTER THE DEFEASANCE
                    INCLUDING THE PAYMENT IN FULL OF THE MORTGAGE LOAN (OR THE
                    ALLOCATED PORTION THEREOF IN CONNECTION WITH A PARTIAL
                    DEFEASANCE) ON ITS MATURITY DATE (OR, IN THE CASE OF AN ARD
                    LOAN, ON ITS ANTICIPATED REPAYMENT DATE), (II) THE REVENUES
                    RECEIVED IN ANY MONTH FROM THE DEFEASANCE COLLATERAL WILL BE
                    APPLIED TO MAKE SCHEDULED PAYMENTS WITHIN FOUR (4) MONTHS
                    AFTER THE DATE OF RECEIPT, AND (III) INTEREST INCOME FROM
                    THE DEFEASANCE COLLATERAL TO THE DEFEASANCE OBLIGOR IN ANY
                    CALENDAR OR FISCAL YEAR WILL NOT EXCEED SUCH DEFEASANCE
                    OBLIGOR'S INTEREST EXPENSE FOR THE MORTGAGE LOAN (OR THE
                    ALLOCATED PORTION THEREOF IN A PARTIAL DEFEASANCE) FOR SUCH
                    YEAR.

               I.   THE SERVICER RECEIVED OPINIONS FROM COUNSEL, WHO WERE
                    APPROVED BY SERVICER IN ACCORDANCE WITH THE SERVICING
                    STANDARD, THAT (I) THE AGREEMENTS EXECUTED BY THE MORTGAGOR
                    AND/OR THE DEFEASANCE OBLIGOR IN CONNECTION WITH THE
                    DEFEASANCE ARE ENFORCEABLE AGAINST THEM IN ACCORDANCE WITH
                    THEIR TERMS, AND (II) THE TRUSTEE WILL HAVE A PERFECTED,
                    FIRST PRIORITY SECURITY INTEREST IN THE DEFEASANCE
                    COLLATERAL DESCRIBED ABOVE.

               J.   THE AGREEMENTS EXECUTED IN CONNECTION WITH THE DEFEASANCE
                    (I) PERMIT REINVESTMENT OF PROCEEDS OF THE DEFEASANCE
                    COLLATERAL ONLY IN PERMITTED INVESTMENTS (AS DEFINED IN THE
                    S&P CRITERIA), (II) PERMIT RELEASE OF SURPLUS DEFEASANCE
                    COLLATERAL AND EARNINGS ON REINVESTMENT TO THE DEFEASANCE
                    OBLIGOR OR THE MORTGAGOR ONLY AFTER THE MORTGAGE LOAN HAS
                    BEEN PAID IN FULL, IF ANY SUCH RELEASE IS PERMITTED, (III)
                    PROHIBIT ANY SUBORDINATE LIENS AGAINST THE DEFEASANCE
                    COLLATERAL, AND (IV) PROVIDE FOR PAYMENT FROM SOURCES OTHER
                    THAN THE DEFEASANCE COLLATERAL OR OTHER ASSETS OF THE
                    DEFEASANCE OBLIGOR OF ALL FEES AND EXPENSES OF THE
                    SECURITIES INTERMEDIARY FOR ADMINISTERING THE DEFEASANCE AND
                    THE SECURITIES ACCOUNT AND ALL FEES AND EXPENSES OF
                    MAINTAINING THE EXISTENCE OF THE DEFEASANCE OBLIGOR.

               K.   THE ENTIRE PRINCIPAL BALANCE OF THE MORTGAGE LOAN AS OF THE
                    DATE OF DEFEASANCE WAS $___________ [$5,000,000 OR LESS OR
                    LESS THAN ONE PERCENT OF POOL BALANCE, WHICHEVER IS LESS]
                    WHICH IS LESS THAN 1% OF THE AGGREGATE CERTIFICATE BALANCE
                    OF THE CERTIFICATES AS OF THE DATE OF THE MOST RECENT PAYING
                    AGENT'S MONTHLY CERTIFICATEHOLDER REPORT RECEIVED BY US (THE
                    "CURRENT REPORT").

               L.   THE DEFEASANCE DESCRIBED HEREIN, TOGETHER WITH ALL PRIOR AND
                    SIMULTANEOUS DEFEASANCES OF MORTGAGE LOANS, BRINGS THE TOTAL
                    OF ALL FULLY AND PARTIALLY DEFEASED MORTGAGE LOANS TO
                    $__________________, WHICH IS _____% OF THE AGGREGATE
                    CERTIFICATE BALANCE OF THE CERTIFICATES AS OF THE DATE OF
                    THE CURRENT REPORT.

          4.   CERTIFY THAT, IN ADDITION TO THE FOREGOING, SERVICER HAS IMPOSED
               SUCH ADDITIONAL CONDITIONS TO THE DEFEASANCE, SUBJECT TO THE
               LIMITATIONS IMPOSED BY THE MORTGAGE LOAN DOCUMENTS, AS ARE
               CONSISTENT WITH THE SERVICING STANDARD.

          5.   CERTIFY THAT EXHIBIT B HERETO IS A LIST OF THE MATERIAL
               AGREEMENTS, INSTRUMENTS, ORGANIZATIONAL DOCUMENTS FOR THE
               DEFEASANCE OBLIGOR, AND OPINIONS OF COUNSEL AND INDEPENDENT
               ACCOUNTANTS EXECUTED AND DELIVERED IN CONNECTION WITH THE
               DEFEASANCE DESCRIBED ABOVE AND THAT ORIGINALS OR COPIES OF SUCH
               AGREEMENTS, INSTRUMENTS AND OPINIONS HAVE BEEN TRANSMITTED TO THE
               TRUSTEE FOR PLACEMENT IN THE RELATED MORTGAGE FILE OR, TO THE
               EXTENT NOT REQUIRED TO BE PART OF THE RELATED MORTGAGE FILE, ARE
               IN THE POSSESSION OF THE SERVICER AS PART OF THE SERVICER'S
               MORTGAGE FILE.

          6.   CERTIFY AND CONFIRM THAT THE DETERMINATIONS AND CERTIFICATIONS
               DESCRIBED ABOVE WERE RENDERED IN ACCORDANCE WITH THE SERVICING
               STANDARD SET FORTH IN, AND THE OTHER APPLICABLE TERMS AND
               CONDITIONS OF, THE POOLING AND SERVICING AGREEMENT.

          7.   CERTIFY THAT THE INDIVIDUAL UNDER WHOSE HAND THE SERVICER HAS
               CAUSED THIS NOTICE AND CERTIFICATION TO BE EXECUTED DID
               CONSTITUTE A SERVICING OFFICER AS OF THE DATE OF THE DEFEASANCE
               DESCRIBED ABOVE.

          8.   AGREE TO PROVIDE COPIES OF ALL ITEMS LISTED IN EXHIBIT B TO YOU
               UPON REQUEST.

     IN WITNESS WHEREOF, the Servicer has caused this Notice and Certification to be executed as of the date captioned above.

                                       SERVICER: _______________________________

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT AA

                       Form of Primary Servicing Agreement
                                  (Wells Fargo)

                              [Under Separate Tab]

                                       Y-1

                                   EXHIBIT BB

             CONTROLLING CLASS CERTIFICATEHOLDER'S REPORTS CHECKLIST


               Information                                 Format                 Frequency
-----------------------------------------   ---------   ------------   -------------------------------

      Property Operating Statement            Actual       PDF/TIF          As received/Quarterly
           Property Rent Roll                 Actual       PDF/TIF          As received/Quarterly
  Other Financials as required by loan        Actual       PDF/TIF               As received
                documents
           Property Inspection                Actual       PDF/TIF          As received/Quarterly
  Payments Received After Determination      Monthly        Excel      Master Servicer Remittance Date
             Date Report (1)
  Mortgage Loans Delinquent Report (2)       Monthly        Excel            30th of each month
   Interest on Advance Reconciliation        Monthly        Excel             Distribution Date
    CMSA Setup File (Issuer/Servicer)        CMSA IRP   Access/Excel      Monthly/Distribution Date
           CMSA Property File                CMSA IRP   Access/Excel      Monthly/Distribution Date
     CMSA Loan Periodic Update File          CMSA IRP   Access/Excel      Monthly/Distribution Date
           CMSA Financial File               CMSA IRP   Access/Excel      Monthly/Distribution Date
  Distribution Statement (Paying Agent)      Monthly      Excel/PDF       Monthly/Distribution Date
      CMSA Bond File (Paying Agent)          CMSA IRP   Access/Excel      Monthly/Distribution Date
   CMSA Collateral File (Paying Agent)       CMSA IRP   Access/Excel      Monthly/Distribution Date
        CMSA Supplemental Reports            CMSA IRP   Access/Excel      Monthly/Distribution Date
   Operating Statement Analysis Report       CMSA IRP   Access/Excel      Monthly/Distribution Date
        NOI Adjustment Worksheet             CMSA IRP   Access/Excel      Monthly/Distribution Date
Documentation Exceptions Report (Trustee)   Quarterly   Access/Excel      Monthly/Distribution Date


Footnotes:

     1)   On the Master Servicer Remittance Date following each Determination
          Date, a list of all Mortgage Loans which are delinquent as to the applicable Collection Period on that Master Servicer Remittance Date.
          This list should represent all delinquent Mortgage Loans that required a P&I Advance to be made.

     2)   On the last day of the month (30th), for all delinquencies reported in
          #1 above, a list of all Mortgage Loans which remain delinquent for such Collection Period (along with the number of days delinquent), accompanied with any reason, in the Master Servicer's opinion, for the continued delinquency of such Mortgage Loans, along with an explanation of the Master Servicer's attempts to cure.

     3)   ARCap requests that the above information be organized in ascending
          Prospectus Loan I.D. order and forwarded on each of the above listed dates via E-Mail to the following address, or all reports and data files shall be available via the Master Servicer's or the Trustee's
          Website.

Ricka Moore                         Larry Duggins

                                       Y-1

Director Bond/Mortgage Surveillance President
ARCap REIT, Inc.                    ARCap REIT, Inc.
rmoore@arcap.com                    lduggins@arcap.com
(972) 580-1688 ext. 29                 (972) 580-1688 ext. 11

                                   EXHIBIT CC

                        Form of Performance Certification

                                  CERTIFICATION

     Re: MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2005-TOP19, issued pursuant to the Pooling and Servicing
Agreement dated as of July 1, 2005 (the "Pooling and Servicing Agreement") among
Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National
Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo
Bank, National Association, as paying agent and certificate registrar (the
"Paying Agent"), and ABN AMRO Bank N.V., as fiscal agent.

                                   ----------

     The undersigned Special Servicer hereby certifies to the Master Servicer and its officers, directors and Affiliates (collectively, the "Certification
Parties") as follows, with the knowledge and intent that the Certification
Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Master Servicer and submitted to the Securities and Exchange Commission pursuant to the
Sarbanes-Oxley Act of 2002:

     1. The Special Servicer has reviewed the information and reports provided by it to the Master Servicer pursuant to the Pooling and Servicing Agreement with respect to the mortgage loans being serviced under the Pooling and
Servicing Agreement (the "Special Servicer Information");

     2. Based on the Special Servicer's knowledge, the Special Servicer
Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the calendar year preceding the date of this
Certification;

     3. Based on the Special Servicer's knowledge, all servicing information required to be provided to the Master Servicer by the Special Servicer under the
Pooling and Servicing Agreement has been so provided by the Special Servicer;

     4. Based on the Special Servicer's knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed in the Officer's Certificate delivered to the Master Servicer pursuant to Section 9.18 of the Pooling and Servicing Agreement in connection with such review, the Special Servicer has fulfilled its obligations under the Pooling and
Servicing Agreement; and

                                       Y-1

     5. Based on the Special Servicer's knowledge, there are no significant deficiencies relating to the Special Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single
Attestation Program for Mortgage Bankers or similar procedure, delivered to the
Master Servicer pursuant to Section 9.19 of the Pooling and Servicing Agreement,
except as disclosed in such report.

     This Certification is being signed on behalf of the Special Servicer by an officer of the Special Servicer responsible for reviewing the activities performed by the Special Servicer under the Pooling and Servicing Agreement.

Date: July ___, 200__

ARCAP SERVICING, INC.

By
   -------------------------------------
   Name:
   Title:

                                  CERTIFICATION

     Re: MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2005-TOP19, issued pursuant to the Pooling and Servicing
Agreement dated as of July 1, 2005 (the "Pooling and Servicing Agreement") among
Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National
Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo
Bank, National Association, as paying agent and certificate registrar (the
"Paying Agent"), and ABN AMRO Bank N.V., as fiscal agent; and Primary Servicing
Agreement dated as of July 1, 2005 (the "Primary Servicing Agreement") between the Master Servicer and [name of Primary Servicer] (the "Primary Servicer").
Capitalized terms used but not defined herein have the meanings set forth in the
Primary Servicing Agreement or, if not defined therein, in the Pooling and
Servicing Agreement.

                                   ----------

     The undersigned Primary Servicer hereby certifies to the Master Servicer and its officers, directors and Affiliates (collectively, the "Certification
Parties") as follows, with the knowledge and intent that the Certification
Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Master Servicer and submitted to the Securities and Exchange Commission pursuant to the
Sarbanes-Oxley Act of 2002:

     1. The Primary Servicer has reviewed the information in the Annual
Statement of Compliance and the Annual Independent Public Accountant's Servicing
Report to be provided by [name of Primary Servicer] under the Primary Servicing
Agreement, as well as all servicing reports, officers' certificates and other information that relate to the servicing of the Mortgage Loans and are delivered under the Primary Servicing Agreement (the "Primary Servicer Information");

     2. Based on the Primary Servicer's knowledge, the Primary Servicer
Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the calendar year preceding the date of this
Certification;

     3. Based on the Primary Servicer's knowledge, all servicing information required to be provided to the Master Servicer by the Primary Servicer under the
Primary Servicing Agreement for inclusion in the reports on Forms 8-K and 10-K filed on behalf of the Trust for the calendar year preceding the date of this
Certification has been so provided by the Primary Servicer;

     4. Based on the Primary Servicer's knowledge and the annual compliance review required under the Primary Servicing Agreement, and except as disclosed in the Officer's Certificate delivered to the Master Servicer pursuant to
Section 5.3 of the Primary Servicing

                                       Y-1

Agreement in connection with such review, the Primary Servicer has fulfilled its obligations under the Primary Servicing Agreement; and

     5. Based on the Primary Servicer's knowledge, the report provided by an independent public accountant, after conducting a review in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or similar procedure, delivered to the Master Servicer pursuant to Section 5.4 of the Primary
Servicing Agreement, discloses all significant deficiencies, if any, relating to the Primary Servicer's compliance with the minimum servicing standards.

     This Certification is being signed on behalf of the Primary Servicer by an officer of the Primary Servicer responsible for reviewing the activities performed by the Primary Servicer under the Primary Servicing Agreement.

Date: _______ ___, 200__

[NAME OF PRIMARY SERVICER]

By
   -------------------------------------
   Name:
   Title:

                                   [EXHIBIT DD

                FORM OF TRUSTEE NON-SERVICED MORTGAGE LOAN NOTICE
                                  July 28, 2005

[INSERT ADDRESSES OF RELATED TRUSTEE,CERTIFICATE REGISTRAR, PAYING AGENT, MASTER
SERVICER AND SPECIAL SERVICER]

[Holders of the [Name of Non-Serviced Companion Loans]]

Re: Bear Stearns Commercial Mortgage Securities Trust 2005-TOP19, Commercial
    Mortgage Pass-Through Certificates, Series 2005-TOP19 - [Name of
    Non-Serviced Mortgage Loan]

Ladies and Gentlemen:

Bear Stearns Commercial Mortgage Securities Trust 2005-TOP19, Commercial
Mortgage Pass-Through Certificates, Series 2005-TOP19 (the "Trust Fund") is the
[_________] Noteholder, as such term is defined under the [description of intercreditor agreement] (the "Intercreditor Agreement"). In connection with the deposit of the [___] Note of the [Non-Serviced Mortgage Loan] into the Bear
Stearns Commercial Mortgage Securities Trust 2005-TOP19 established by Morgan
Stanley Capital I Inc., the contact information for each of the parties to the related pooling and servicing agreement are set forth on Schedule I attached hereto.

The [Non-Serviced Mortgage Loan] is being serviced pursuant to the terms of that certain Pooling and Sevicing agreement dated as of [________], among
[_______________], as may be from time to time amended, supplemented or modified
(the "[______________] Pooling Agreement"). Wells Fargo Bank, National
Association, as Certificate Registrar and Paying Agent for the registered holders of the Trust Fund (the "Certificate Registrar"), hereby directs the applicable parties to the [______________] Pooling Agreement as follows:

(i) Remit all amounts payable in accordance with the Intercreditor Agreement and the [______________] Pooling Agreement due to the holder of the [___] Note of the [Non-Serviced Mortgage Loan] on such days as specified in the
[______________] Pooling Agreement to Wells Fargo Bank, National Association, as
master servicer of the Trust Fund (the "Master Servicer"), and to the collection account set forth on Schedule II attached hereto; and

(ii) Forward, deliver or otherwise make available, as the case may be, all reports, statements, documents, communications and other information that are to be forwarded, delivered or otherwise made available to the holder of the [___]
Note of the [Non-Serviced Mortgage Loan] in accordance with the Intercreditor
Agreement and the [______________] Pooling Agreement to the Certificate
Registrar and the Master Servicer.

                                      DD-1

Thank you for your attention to this matter.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Certificate Registrar and Paying Agent for the Holders of the Bear Stearns
Commercial Mortgage Securities Trust 2005-TOP19, Commercial Mortgage
Pass-Through Certificates, Series2005-TOP19

By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                      DD-2

                          SCHEDULE I TO FORM OF TRUSTEE
                        NON-SERVICED MORTGAGE LOAN NOTICE

ARCap Servicing, Inc., as Special Servicer
5605 North MacArthur Blvd.
Suite 950
Irving, Texas 75038

Wells Fargo Bank, National Association, as Master Servicer
555 Montgomery Street, 17th Floor
San Francisco, CA 94111

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951

                                Schedule I to DD

                         SCHEDULE II TO FORM OF TRUSTEE
                        NON-SERVICED MORTGAGE LOAN NOTICE

                (MSCI 2005-TOP19 Collection Account Information)

                                     S-II-1

                                   SCHEDULE I

                               BSCMI LOAN SCHEDULE

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

BEAR STEARNS SCHEDULE



-----------------------------------------------------------------------------------------------------
                                                                                  ORIGINAL
LOAN  MORTGAGE                                             CUT-OFF                 TERM TO
POOL    LOAN      LOAN                                      DATE                  MATURITY  REMAINING
 NO.   SELLER    NUMBER           PROPERTY NAME            BALANCE     NOTE DATE   OR ARD     TERM
-----------------------------------------------------------------------------------------------------

  13    BSCMI     5-001  Hilton Del Mar                  $27,540,000  04/29/2005     120       118
  14    BSCMI     6-001  New London Mall                 $27,365,000  03/09/2005     120       117
  17    BSCMI     9-001  Port Covington Shopping Center  $22,359,674  03/17/2005      78        75
  20    BSCMI    12-001  Fairfield Center                $20,250,000  05/06/2005     120       119
  22    BSCMI    14-001  Wilton Shopping Center          $19,200,000  07/01/2005     118       118
  23    BSCMI    15-001  Shops at Kalakaua               $19,000,000  04/08/2005     120       118
  25    BSCMI    17-001  Doubletree Minneapolis          $18,990,000  04/29/2005     120       118
  35    BSCMI    23-001  The Hotel Metro                 $15,000,000  04/14/2005     120       118
 126    BSCMI    25-001  Lansing Square                  $11,125,000  03/17/2005      60        57
 127    BSCMI    26-001  Eastgate Shopping Center        $ 3,610,000  03/17/2005      60        57
 131    BSCMI    30-001  Hyde Park                       $12,880,000  06/30/2005     180       180
 132    BSCMI    31-001  Downtown Plaza                  $12,650,000  06/14/2005     120       120
 133    BSCMI    32-001  Woodfield Plaza                 $12,050,000  03/14/2005      60        57
 135    BSCMI    34-001  Academy Sports San Antonio      $ 3,933,000  02/24/2005      60        56
 136    BSCMI    35-001  Academy Sports Houma            $ 2,920,000  08/04/2004      66        56
 137    BSCMI    36-001  Academy Sports Port Arthur      $ 2,775,000  11/01/2004      64        56
 138    BSCMI    37-001  Academy Sports Midland          $ 2,337,500  12/02/2004      62        56
 139    BSCMI    38-001  Schaumburg Promenade I & II     $11,640,000  03/14/2005      60        57
 140    BSCMI    39-001  Rowland Heights Plaza           $11,500,000  06/01/2005     120       119
 143    BSCMI    42-001  Santana Village                 $11,250,000  06/09/2005     180       180
 147    BSCMI    46-001  Brick Walk                      $10,500,000  02/04/2005     120       116
 148    BSCMI    47-001  Valley View Apartments          $10,400,000  06/01/2005     180       179
 149    BSCMI    48-001  Mt. Vernon Avenue               $ 9,979,395  04/21/2005     120       118
 153    BSCMI    52-001  Village at Preston Hollow       $ 9,300,000  03/31/2005     180       177
 155    BSCMI    54-001  Riverview Gardens               $ 8,489,916  05/31/2005     120       119
 156    BSCMI    55-001  Lake Shore Apartments           $ 8,350,000  06/01/2005     180       179
 157    BSCMI    56-001  Bishops Corner                  $ 8,000,000  05/23/2005     120       119
 162    BSCMI    61-001  4269 Broadway                   $ 6,988,362  05/23/2005     120       119
 167    BSCMI    66-001  River Square                    $ 6,425,000  03/14/2005      60        57
 172    BSCMI    71-001  Sportmart Crystal Lake          $ 5,737,419  04/21/2005     120       118
 173    BSCMI    72-001  Bally's - Rancho Cucamonga      $ 5,708,458  04/13/2005     120       118
 177    BSCMI    76-001  11440 San Vicente Blvd.         $ 5,489,147  04/29/2005     120       118
 178    BSCMI    77-001  Gateway Square                  $ 5,265,000  03/14/2005      60        57
 209    BSCMI    90-001  29003 Sherman Avenue            $ 4,088,210  04/07/2005     120       118
 214    BSCMI    95-001  Lowe's Asheboro                 $ 3,784,658  03/01/2005     120       116
 225    BSCMI   106-001  CVS - Lake Jackson              $ 3,125,000  06/20/2005     120       120
 228    BSCMI   109-001  CVS Jacksonville                $ 3,036,658  03/03/2005     120       117
 234    BSCMI   115-001  Cypress Village                 $ 2,800,000  06/02/2005     120       120
 235    BSCMI   116-001  Eckerd - Norfolk                $ 2,730,710  05/23/2005     120       119
 237    BSCMI   118-001  Lowe's Martinsburg              $ 2,673,665  01/25/2005     120       115
 238    BSCMI   119-001  Tower Market                    $ 2,597,092  05/02/2005     120       119
 240    BSCMI   121-001  Eckerd Roswell                  $ 2,594,928  04/20/2005     120       118
 245    BSCMI   126-001  West Park Self Storage          $ 2,343,139  04/18/2005     120       118
 248    BSCMI   129-001  CVS - Indianapolis              $ 2,057,801  01/27/2005     120       115

------------------------------------------------------------------------------------------------------
                               MONTHLY
LOAN                            DEBT                            LO
POOL   ORIG.   REM.            SERVICE              YM          END         DEF/  DEF/
 NO.  AMORT.  AMORT.   RATE     (P&I)   SEASONING  CODE  LO    DATE    DEF   YM1   YM   YM2  YM1  OPEN
------------------------------------------------------------------------------------------------------

  13    300     300   5.339%  $166,474       2           26  04/30/15   93                          1
  14     IO      IO   4.884%       NAP       3       C   27  07/31/07        89                     4
  17    266     263   4.798%  $137,549       3       F   27  05/31/11   46          1               4
  20     IO      IO   5.229%       NAP       1           25  05/31/15   94                          1
  22     IO      IO   4.879%       NAP       0           24  04/30/15   93                          1
  23     IO      IO   5.449%       NAP       2           26  01/31/15   90                          4
  25    300     300   5.339%  $114,791       2           26  04/30/15   93                          1
  35    360     360   5.240%  $ 82,738       2           26  04/30/15   93                          1
 126     IO      IO   5.144%       NAP       3       G   35  03/31/08                         23    2
 127     IO      IO   5.010%       NAP       3       G   35  03/31/08                         23    2
 131    360     360   5.575%  $ 73,738       0           24  06/30/20  155                          1
 132    360     360   5.367%  $ 70,773       0           24  03/31/15   92                          4
 133     IO      IO   5.171%       NAP       3       G   35  03/31/08                         23    2
 135     IO      IO   5.060%       NAP       4       G   35  02/29/08                         23    2
 136     IO      IO   5.120%       NAP      10       G   35  08/31/07                         29    2
 137     IO      IO   5.120%       NAP       8       G   36  11/30/07                         26    2
 138     IO      IO   5.120%       NAP       6       G   35  12/31/07                         25    2
 139     IO      IO   5.171%       NAP       3       G   35  03/31/08                         23    2
 140    360     360   5.782%  $ 67,345       1           25  05/31/15   94                          1
 143    360     360   6.020%  $ 67,594       0           24  05/31/20  154                          2
 147     IO      IO   5.281%       NAP       4           28  02/28/15   91                          1
 148    360     360   5.393%  $ 58,354       1       I   48  06/30/09                        129    3
 149    360     358   5.455%  $ 56,497       2           26  04/30/15   93                          1
 153    360     360   5.620%  $ 53,507       3           27  02/29/20  151                          2
 155    360     359   5.069%  $ 45,989       1           25  05/31/15   94                          1
 156    360     360   5.393%  $ 46,851       1       I   48  06/30/09                        129    3
 157    360     360   5.284%  $ 44,345       1           25  05/31/15   94                          1
 162    300     299   5.067%  $ 41,195       1           47  05/31/15   72                          1
 167     IO      IO   5.010%       NAP       3       G   35  03/31/08                         23    2
 172    360     358   5.515%  $ 32,702       2       G   35  04/30/08                         83    2
 173    300     298   5.660%  $ 35,706       2           26  04/30/15   93                          1
 177    360     358   5.655%  $ 31,765       2           26  03/31/15   92                          2
 178     IO      IO   5.010%       NAP       3       G   35  03/31/08                         23    2
 209    300     298   5.688%  $ 25,640       2           26  04/30/15   93                          1
 214    360     356   5.572%  $ 21,748       4           28  02/28/15   91                          1
 225    300     300   5.453%  $ 19,103       0           24  06/30/15   95                          1
 228    300     297   5.729%  $ 19,149       3           27  03/31/15   92                          1
 234    360     360   5.271%  $ 15,498       0           24  05/31/15   94                          2
 235    300     299   5.453%  $ 16,719       1           25  05/31/15   94                          1
 237    264     259   5.592%  $ 17,798       5           29  01/31/15   90                          1
 238    360     359   5.385%  $ 14,575       1           25  03/31/15   92                          3
 240    360     358   5.707%  $ 15,102       2           26  04/30/15   93                          1
 245    300     298   5.599%  $ 14,570       2           47  03/31/15   71                          2
 248    360     355   5.153%  $ 11,307       5           47  01/31/15   72                          1

-------------------------------------------------------------------
                                MASTER   PRIMARY
                                EXCESS    EXCESS
               MASTER  PRIMARY   SERV.  SERVICING
LOAN   ADMIN  SERVICE  SERVICE    FEE      FEE
POOL   COST     FEE      FEE     RATE      RATE     DEAL    TRUSTEE
 NO.   RATE     RATE     RATE    (BPS)    (BPS)     FEES   FEE RATE
-------------------------------------------------------------------

  13   3.220   2.000     1.000   0.000    0.000     3.000    0.220
  14   3.220   2.000     1.000   0.000    0.000     3.000    0.220
  17   3.220   2.000     1.000   0.000    0.000     3.000    0.220
  20   8.220   2.000     6.000   0.000    0.000     8.000    0.220
  22   8.220   2.000     6.000   0.000    0.000     8.000    0.220
  23   3.220   2.000     1.000   0.000    0.000     3.000    0.220
  25   3.220   2.000     1.000   0.000    0.000     3.000    0.220
  35   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 126   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 127   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 131   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 132   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 133   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 135   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 136   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 137   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 138   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 139   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 140  12.220   2.000    10.000   0.000    0.000    12.000    0.220
 143   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 147   8.220   2.000     6.000   0.000    0.000     8.000    0.220
 148  10.220   2.000     8.000   0.000    0.000    10.000    0.220
 149  12.220   2.000    10.000   0.000    0.000    12.000    0.220
 153   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 155   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 156  10.220   2.000     8.000   0.000    0.000    10.000    0.220
 157   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 162   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 167   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 172   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 173   7.220   2.000     4.000   1.000    0.000     6.000    0.220
 177   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 178   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 209   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 214   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 225   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 228   8.220   2.000     6.000   0.000    0.000     8.000    0.220
 234   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 235   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 237   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 238   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 240   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 245   3.220   2.000     1.000   0.000    0.000     3.000    0.220
 248   8.220   2.000     6.000   0.000    0.000     8.000    0.220


                                   SCHEDULE II

                            WELLS FARGO LOAN SCHEDULE

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

WELLS FARGO SCHEDULE



-----------------------------------------------------------------------------------------------------------------------
LOAN  MORTGAGE                                                                                    CUT-OFF
POOL    LOAN      LOAN                                                                             DATE
 NO.   SELLER    NUMBER                              PROPERTY NAME                                BALANCE     NOTE DATE
-----------------------------------------------------------------------------------------------------------------------

   2     WFB      2-001  Bristol Group Portfolio - Extra Space Storage - San Ramon              $ 5,275,259  06/10/2005
   3     WFB      2-002  Bristol Group Portfolio - Extra Space Storage - Port Washington        $ 5,049,782  06/10/2005
   4     WFB      2-003  Bristol Group Portfolio - Extra Space Storage - Green Brook            $ 4,850,371  06/10/2005
   5     WFB      2-004  Bristol Group Portfolio - Extra Space Storage - Concord                $ 4,656,174  06/10/2005
   6     WFB      2-005  Bristol Group Portfolio - Extra Space Storage - Black Horse            $ 4,289,284  06/10/2005
   7     WFB      2-006  Bristol Group Portfolio - Extra Space Storage - Kings Park             $ 3,792,713  06/10/2005
   8     WFB      2-007  Bristol Group Portfolio - Extra Space Storage - Brentwood              $ 3,584,179  06/10/2005
   9     WFB      2-008  Bristol Group Portfolio - Extra Space Storage - Manchester             $ 1,666,317  06/10/2005
  10     WFB      2-009  Bristol Group Portfolio - Extra Space Storage - Derry                  $ 1,335,921  06/10/2005
  15     WFB      7-001  Indian Springs Center                                                  $27,000,000  06/16/2005
  28     WFB     20-001  Hinckley Portfolio - Stuart Facility                                   $ 5,621,226  05/06/2005
  29     WFB     20-002  Hinckley Portfolio - Portsmouth Facility                               $ 5,546,277  05/06/2005
  30     WFB     20-003  Hinckley Portfolio - SW Harbor Shore                                   $ 3,859,909  05/06/2005
  31     WFB     20-004  Hinckley Portfolio - Trenton Facility                                  $ 2,211,016  05/06/2005
  32     WFB     20-005  Hinckley Portfolio - SW Harbor Bass Harbor                             $   224,849  05/06/2005
  33     WFB     21-001  Veco Alaska Building                                                   $17,000,000  06/14/2005
  36     WFB     24-001  JL Holdings Portfolio - Stillman Blvd. - Tuscaloosa, AL                $   251,928  02/28/2005
  37     WFB     24-002  JL Holdings Portfolio - Perdido Key Drive - Pensacola, FL              $   244,679  02/28/2005
  38     WFB     24-003  JL Holdings Portfolio - So. McKenzie - Foley, AL                       $   239,241  02/28/2005
  39     WFB     24-004  JL Holdings Portfolio - 59 & Fort Morgan Rd. - Gulf Shores, AL         $   231,992  02/28/2005
  40     WFB     24-005  JL Holdings Portfolio - Monroe Hwy. - Pineville, LA                    $   231,992  02/28/2005
  41     WFB     24-006  JL Holdings Portfolio - Siegan Lane - Baton Rouge, LA                  $   228,367  02/28/2005
  42     WFB     24-007  JL Holdings Portfolio - West Esplanade Ave. - Kenner, LA               $   226,554  02/28/2005
  43     WFB     24-008  JL Holdings Portfolio - Church Point Highway - Rayne, LA               $   219,305  02/28/2005
  44     WFB     24-009  JL Holdings Portfolio - Walker South Road - Walker, LA                 $   217,492  02/28/2005
  45     WFB     24-010  JL Holdings Portfolio - Center St. - New Iberia, LA                    $   212,055  02/28/2005
  46     WFB     24-011  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                     $   210,242  02/28/2005
  47     WFB     24-012  JL Holdings Portfolio - Florida Blvd. - Baton Rouge, LA                $   208,430  02/28/2005
  48     WFB     24-013  JL Holdings Portfolio - Highway 73 - Geismar, LA                       $   204,805  02/28/2005
  49     WFB     24-014  JL Holdings Portfolio - Westbank Expressway - Westwego, LA             $   204,805  02/28/2005
  50     WFB     24-015  JL Holdings Portfolio - W. Park Ave. - Gray, LA                        $   204,805  02/28/2005
  51     WFB     24-016  JL Holdings Portfolio - Highway 90 W - Mobile, AL                      $   202,993  02/28/2005
  52     WFB     24-017  JL Holdings Portfolio - Moffett Rd. - Semines, AL                      $   202,993  02/28/2005
  53     WFB     24-018  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                     $   202,993  02/28/2005
  54     WFB     24-019  JL Holdings Portfolio - Jones Creek Rd. - Baton Rouge, LA              $   202,993  02/28/2005
  55     WFB     24-020  JL Holdings Portfolio - Harding Blvd. - Baton Rouge, LA                $   202,993  02/28/2005
  56     WFB     24-021  JL Holdings Portfolio - Hwy 43 N. - Saraland, AL                       $   201,180  02/28/2005
  57     WFB     24-022  JL Holdings Portfolio - Skyland Blvd. - Tuscaloosa, AL                 $   201,180  02/28/2005
  58     WFB     24-023  JL Holdings Portfolio - Airport Blvd. - Mobile, AL                     $   199,368  02/28/2005
  59     WFB     24-024  JL Holdings Portfolio - Northshore Blvd. - Slidell, LA                 $   199,368  02/28/2005
  60     WFB     24-025  JL Holdings Portfolio - Main St. - Zachary, LA                         $   199,368  02/28/2005
  61     WFB     24-026  JL Holdings Portfolio - Lapalco Blvd. - Harvey, LA                     $   197,555  02/28/2005
  62     WFB     24-027  JL Holdings Portfolio - Hwy 90 - Paradis, LA                           $   197,555  02/28/2005
  63     WFB     24-028  JL Holdings Portfolio - N. Puma Dr. - Hammond, LA                      $   195,743  02/28/2005
  64     WFB     24-029  JL Holdings Portfolio - Sam Houston Jones Parkway - Lake Charles, LA   $   195,743  02/28/2005
  65     WFB     24-030  JL Holdings Portfolio - W. Aloha Dr. - Diamondhead, MS                 $   193,930  02/28/2005
  66     WFB     24-031  JL Holdings Portfolio - W. Michigan Avenue - Pensacola, FL             $   192,118  02/28/2005
  67     WFB     24-032  JL Holdings Portfolio - Airline - Gonzales, LA                         $   192,118  02/28/2005
  68     WFB     24-033  JL Holdings Portfolio - W. Tunnel Blvd. - Houma, LA                    $   190,306  02/28/2005
  69     WFB     24-034  JL Holdings Portfolio - U.S. Hwy. 90 - East - Bayou Vista, LA          $   186,681  02/28/2005
  70     WFB     24-035  JL Holdings Portfolio - Gulf Breeze Parkway - Gulf Breeze, FL          $   184,868  02/28/2005
  71     WFB     24-036  JL Holdings Portfolio - Greenwell Springs Rd. - Greenwell Springs, LA  $   184,868  02/28/2005
  72     WFB     24-037  JL Holdings Portfolio - U.S. Highway 98 - Daphne, AL                   $   181,243  02/28/2005
  73     WFB     24-038  JL Holdings Portfolio - Parkview - New Iberia, LA                      $   181,243  02/28/2005
  74     WFB     24-039  JL Holdings Portfolio - Highway 61 North - Natchez, MS                 $   181,243  02/28/2005
  75     WFB     24-040  JL Holdings Portfolio - Greeno Road - Fairhope, AL                     $   181,243  02/28/2005
  76     WFB     24-041  JL Holdings Portfolio - Forsythe St. - Monroe, LA                      $   181,243  02/28/2005

---------------------------------------------------------------------------------------------------------------------
      ORIGINAL                                     MONTHLY
LOAN   TERM TO                                       DEBT
POOL  MATURITY  REMAINING   ORIG.   REM.           SERVICE               YM        LO END        DEF/  DEF/
 NO.   OR ARD     TERM     AMORT.  AMORT.  RATE     (P&I)    SEASONING  CODE  LO    DATE    DEF  YM1   YM    YM2  YM1
---------------------------------------------------------------------------------------------------------------------

   2     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   3     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   4     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   5     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   6     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   7     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   8     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
   9     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
  10     120       120        IO      IO   5.270%       NAP      0            35  05/31/15   83
  15     120       120       360     360   4.880%  $142,968      0        D   35  06/30/08        78
  28     240       239       240     239   6.260%  $ 41,206      1            35  02/28/25  201
  29     240       239       240     239   6.260%  $ 40,657      1            35  02/28/25  201
  30     240       239       240     239   6.260%  $ 28,295      1            35  02/28/25  201
  31     240       239       240     239   6.260%  $ 16,208      1            35  02/28/25  201
  32     240       239       240     239   6.260%  $  1,648      1            35  02/28/25  201
  33     180       180       180     180   5.350%  $137,555      0            35  05/31/20  143
  36     120       116       300     296   6.284%  $  1,676      4            28  11/30/14   88
  37     120       116       300     296   6.284%  $  1,628      4            28  11/30/14   88
  38     120       116       300     296   6.284%  $  1,592      4            28  11/30/14   88
  39     120       116       300     296   6.284%  $  1,543      4            28  11/30/14   88
  40     120       116       300     296   6.284%  $  1,543      4            28  11/30/14   88
  41     120       116       300     296   6.284%  $  1,519      4            28  11/30/14   88
  42     120       116       300     296   6.284%  $  1,507      4            28  11/30/14   88
  43     120       116       300     296   6.284%  $  1,459      4            28  11/30/14   88
  44     120       116       300     296   6.284%  $  1,447      4            28  11/30/14   88
  45     120       116       300     296   6.284%  $  1,411      4            28  11/30/14   88
  46     120       116       300     296   6.284%  $  1,399      4            28  11/30/14   88
  47     120       116       300     296   6.284%  $  1,387      4            28  11/30/14   88
  48     120       116       300     296   6.284%  $  1,362      4            28  11/30/14   88
  49     120       116       300     296   6.284%  $  1,362      4            28  11/30/14   88
  50     120       116       300     296   6.284%  $  1,362      4            28  11/30/14   88
  51     120       116       300     296   6.284%  $  1,350      4            28  11/30/14   88
  52     120       116       300     296   6.284%  $  1,350      4            28  11/30/14   88
  53     120       116       300     296   6.284%  $  1,350      4            28  11/30/14   88
  54     120       116       300     296   6.284%  $  1,350      4            28  11/30/14   88
  55     120       116       300     296   6.284%  $  1,350      4            28  11/30/14   88
  56     120       116       300     296   6.284%  $  1,338      4            28  11/30/14   88
  57     120       116       300     296   6.284%  $  1,338      4            28  11/30/14   88
  58     120       116       300     296   6.284%  $  1,326      4            28  11/30/14   88
  59     120       116       300     296   6.284%  $  1,326      4            28  11/30/14   88
  60     120       116       300     296   6.284%  $  1,326      4            28  11/30/14   88
  61     120       116       300     296   6.284%  $  1,314      4            28  11/30/14   88
  62     120       116       300     296   6.284%  $  1,314      4            28  11/30/14   88
  63     120       116       300     296   6.284%  $  1,302      4            28  11/30/14   88
  64     120       116       300     296   6.284%  $  1,302      4            28  11/30/14   88
  65     120       116       300     296   6.284%  $  1,290      4            28  11/30/14   88
  66     120       116       300     296   6.284%  $  1,278      4            28  11/30/14   88
  67     120       116       300     296   6.284%  $  1,278      4            28  11/30/14   88
  68     120       116       300     296   6.284%  $  1,266      4            28  11/30/14   88
  69     120       116       300     296   6.284%  $  1,242      4            28  11/30/14   88
  70     120       116       300     296   6.284%  $  1,230      4            28  11/30/14   88
  71     120       116       300     296   6.284%  $  1,230      4            28  11/30/14   88
  72     120       116       300     296   6.284%  $  1,206      4            28  11/30/14   88
  73     120       116       300     296   6.284%  $  1,206      4            28  11/30/14   88
  74     120       116       300     296   6.284%  $  1,206      4            28  11/30/14   88
  75     120       116       300     296   6.284%  $  1,206      4            28  11/30/14   88
  76     120       116       300     296   6.284%  $  1,206      4            28  11/30/14   88

-----------------------------------------------------------------------
                                      MASTER   PRIMARY
                                      EXCESS   EXCESS
                     MASTER  PRIMARY   SERV.  SERVICING
LOAN         ADMIN  SERVICE  SERVICE   FEE       FEE            TRUSTEE
POOL         COST     FEE     FEE     RATE       RATE    DEAL     FEE
 NO.   OPEN  RATE    RATE     RATE    (BPS)     (BPS)    FEES    RATE
-----------------------------------------------------------------------

   2  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   3  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   4  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   5  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   6  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   7  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   8  3.220  2.000   1.000    0.000    0.000    3.000    0.220
   9  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  10  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  15  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  28  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  29  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  30  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  31  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  32  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  33  3.220  2.000   1.000    0.000    0.000    3.000    0.220
  36  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  37  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  38  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  39  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  40  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  41  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  42  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  43  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  44  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  45  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  46  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  47  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  48  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  49  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  50  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  51  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  52  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  53  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  54  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  55  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  56  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  57  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  58  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  59  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  60  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  61  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  62  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  63  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  64  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  65  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  66  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  67  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  68  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  69  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  70  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  71  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  72  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  73  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  74  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  75  5.220  0.000   0.000    5.000    0.000    0.000    0.220
  76      4  5.220   0.000    0.000    5.000    0.000    0.000   0.220




-----------------------------------------------------------------------------------------------------------------------
LOAN  MORTGAGE                                                                                    CUT-OFF
POOL    LOAN      LOAN                                                                             DATE
 NO.   SELLER    NUMBER                              PROPERTY NAME                                BALANCE     NOTE DATE
-----------------------------------------------------------------------------------------------------------------------

  77     WFB     24-042  JL Holdings Portfolio - Sampson St. - Westlake, LA                     $   179,431  02/28/2005
  78     WFB     24-043  JL Holdings Portfolio - North Hwy. 190 East - Covington, LA            $   177,619  02/28/2005
  79     WFB     24-044  JL Holdings Portfolio - Highland Rd. - Baton Rouge, LA                 $   173,994  02/28/2005
  80     WFB     24-045  JL Holdings Portfolio - S. Trenton St. - Ruston, LA                    $   172,181  02/28/2005
  81     WFB     24-046  JL Holdings Portfolio - Highway 90 - Pace, FL                          $   170,369  02/28/2005
  82     WFB     24-047  JL Holdings Portfolio - Cottage Hill Road - Mobile, AL                 $   168,556  02/28/2005
  83     WFB     24-048  JL Holdings Portfolio - Canton Mart Road - Jackson, MS                 $   166,744  02/28/2005
  84     WFB     24-049  JL Holdings Portfolio - E. Main St. - Ville Platte, LA                 $   166,744  02/28/2005
  85     WFB     24-050  JL Holdings Portfolio - St. Stephens Road - Mobile, AL                 $   164,932  02/28/2005
  86     WFB     24-051  JL Holdings Portfolio - McFarland Blvd. N. - Tuscaloosa, AL            $   164,932  02/28/2005
  87     WFB     24-052  JL Holdings Portfolio - E. Beach Rd. - Long Beach, MS                  $   164,932  02/28/2005
  88     WFB     24-053  JL Holdings Portfolio - Highway 59 S. - Robertsdale, AL                $   164,932  02/28/2005
  89     WFB     24-054  JL Holdings Portfolio - Highway 43 - Thomasville, AL                   $   164,932  02/28/2005
  90     WFB     24-055  JL Holdings Portfolio - L.A. Highway 1 South - Brusly, LA              $   163,119  02/28/2005
  91     WFB     24-056  JL Holdings Portfolio - McFarland Blvd. W. - Northport, AL             $   161,307  02/28/2005
  92     WFB     24-057  JL Holdings Portfolio - Main Street - Franklin, LA                     $   161,307  02/28/2005
  93     WFB     24-058  JL Holdings Portfolio - Lowe-Grout Rd. - Iowa, LA                      $   157,682  02/28/2005
  94     WFB     24-059  JL Holdings Portfolio - Broadway St. - Delhi, LA                       $   157,682  02/28/2005
  95     WFB     24-060  JL Holdings Portfolio - Thomas Rd. - Monroe, LA                        $   155,869  02/28/2005
  96     WFB     24-061  JL Holdings Portfolio - 8th Street - Meridian, MS                      $   154,057  02/28/2005
  97     WFB     24-062  JL Holdings Portfolio - Highway 165 South - Oakdale, LA                $   152,244  02/28/2005
  98     WFB     24-063  JL Holdings Portfolio - Springhill Avenue - Mobile, AL                 $   150,432  02/28/2005
  99     WFB     24-064  JL Holdings Portfolio - Hwy 15 N. - Laurel, MS                         $   150,432  02/28/2005
 100     WFB     24-065  JL Holdings Portfolio - Airline Hwy. - Metairie, LA                    $   148,620  02/28/2005
 101     WFB     24-066  JL Holdings Portfolio - U.S. 165 Bypass - Monroe, LA                   $   146,807  02/28/2005
 102     WFB     24-067  JL Holdings Portfolio - Gause Blvd. - Slidell, LA                      $   146,807  02/28/2005
 103     WFB     24-068  JL Holdings Portfolio - Highway 28 - Livingston, AL                    $   146,807  02/28/2005
 104     WFB     24-069  JL Holdings Portfolio - West Street - Vinton, LA                       $   146,807  02/28/2005
 105     WFB     24-070  JL Holdings Portfolio - Ruth St. - Sulphur, LA                         $   143,182  02/28/2005
 106     WFB     24-071  JL Holdings Portfolio - Carter St. - Vidalia, LA                       $   143,182  02/28/2005
 107     WFB     24-072  JL Holdings Portfolio - N. Frontage Road - Meridian, MS                $   143,182  02/28/2005
 108     WFB     24-073  JL Holdings Portfolio - E. 4th St. - DeQuincey, LA                     $   143,182  02/28/2005
 109     WFB     24-074  JL Holdings Portfolio - Beacon Street - Laurel, MS                     $   139,557  02/28/2005
 110     WFB     24-075  JL Holdings Portfolio - Hwy. 171 - Lake Charles, LA                    $   132,308  02/28/2005
 111     WFB     24-076  JL Holdings Portfolio - St. Charles Ave. - New Orleans, LA             $   130,495  02/28/2005
 112     WFB     24-077  JL Holdings Portfolio - Halls Ferry Road - Vicksburg, MS               $   123,246  02/28/2005
 113     WFB     24-078  JL Holdings Portfolio - Government Blvd. - Mobile, AL                  $   121,433  02/28/2005
 114     WFB     24-079  JL Holdings Portfolio - South Jackson Street - Grove Hill, AL          $   112,371  02/28/2005
 115     WFB     24-080  JL Holdings Portfolio - LA Hwy 16 - Denham Springs, LA                 $    96,059  02/28/2005
 116     WFB     24-081  JL Holdings Portfolio - W. Laurel St. - Eunice, LA                     $    86,997  02/28/2005
 117     WFB     24-082  JL Holdings Portfolio - Ambassador Caffrey Pkwy. - Lafayette, LA       $    85,184  02/28/2005
 118     WFB     24-083  JL Holdings Portfolio - Hwy 190 Bypass - Covington, LA                 $    83,372  02/28/2005
 119     WFB     24-084  JL Holdings Portfolio - Airline Highway - Baton Rouge, LA              $    77,935  02/28/2005
 120     WFB     24-085  JL Holdings Portfolio - Martin Luther King Blvd. - Houma, LA           $    77,935  02/28/2005
 121     WFB     24-086  JL Holdings Portfolio - N. University Avenue - Lafayette, LA           $    67,060  02/28/2005
 122     WFB     24-087  JL Holdings Portfolio - MacArthur Dr - Alexandria, LA                  $    59,810  02/28/2005
 123     WFB     24-088  JL Holdings Portfolio - Ponchatrain Drive - Slidell, LA                $    45,311  02/28/2005
 124     WFB     24-089  JL Holdings Portfolio - Johnston St. - Lafayette, LA                   $    36,249  02/28/2005
 125     WFB     24-090  JL Holdings Portfolio - Jefferson Blvd. - Lafayette, LA                $     3,625  02/28/2005
 128     WFB     27-001  Penn Field Office Warehouse                                            $14,650,000  06/20/2005
 129     WFB     28-001  Georgetown Suites & Harbour Hotel                                      $13,285,982  06/01/2005
 144     WFB     43-001  Quality Suites Shady Grove & Sleep Inn                                 $11,183,813  05/12/2005
 145     WFB     44-001  Marketplace at Webb Chapel                                             $10,988,667  05/26/2005
 151     WFB     50-001  Promenade on the River                                                 $ 9,487,950  05/10/2005
 152     WFB     51-001  Northpark Center                                                       $ 9,389,731  05/19/2005
 159     WFB     58-001  Centerpoint Mall                                                       $ 8,000,000  07/01/2005
 161     WFB     60-001  Security Public Storage - Huntington Beach                             $ 7,000,000  04/29/2005
 164     WFB     63-001  TownCentre Professional Brentwood                                      $ 6,884,894  04/15/2005
 165     WFB     64-001  Comfort Inn Palm Beach Lakes                                           $ 6,590,461  05/12/2005
 166     WFB     65-001  Superior Mini Storage                                                  $ 6,575,000  05/26/2005

--------------------------------------------------------------------------------------------------------------------
      ORIGINAL                                     MONTHLY
LOAN   TERM TO                                       DEBT
POOL  MATURITY  REMAINING   ORIG.   REM.           SERVICE              YM        LO END        DEF/  DEF/
 NO.   OR ARD     TERM     AMORT.  AMORT.  RATE     (P&I)   SEASONING  CODE  LO    DATE    DEF  YM1   YM    YM2  YM1
--------------------------------------------------------------------------------------------------------------------

  77     120       116       300     296   6.284%  $ 1,194       4           28  11/30/14   88
  78     120       116       300     296   6.284%  $ 1,182       4           28  11/30/14   88
  79     120       116       300     296   6.284%  $ 1,158       4           28  11/30/14   88
  80     120       116       300     296   6.284%  $ 1,145       4           28  11/30/14   88
  81     120       116       300     296   6.284%  $ 1,133       4           28  11/30/14   88
  82     120       116       300     296   6.284%  $ 1,121       4           28  11/30/14   88
  83     120       116       300     296   6.284%  $ 1,109       4           28  11/30/14   88
  84     120       116       300     296   6.284%  $ 1,109       4           28  11/30/14   88
  85     120       116       300     296   6.284%  $ 1,097       4           28  11/30/14   88
  86     120       116       300     296   6.284%  $ 1,097       4           28  11/30/14   88
  87     120       116       300     296   6.284%  $ 1,097       4           28  11/30/14   88
  88     120       116       300     296   6.284%  $ 1,097       4           28  11/30/14   88
  89     120       116       300     296   6.284%  $ 1,097       4           28  11/30/14   88
  90     120       116       300     296   6.284%  $ 1,085       4           28  11/30/14   88
  91     120       116       300     296   6.284%  $ 1,073       4           28  11/30/14   88
  92     120       116       300     296   6.284%  $ 1,073       4           28  11/30/14   88
  93     120       116       300     296   6.284%  $ 1,049       4           28  11/30/14   88
  94     120       116       300     296   6.284%  $ 1,049       4           28  11/30/14   88
  95     120       116       300     296   6.284%  $ 1,037       4           28  11/30/14   88
  96     120       116       300     296   6.284%  $ 1,025       4           28  11/30/14   88
  97     120       116       300     296   6.284%  $ 1,013       4           28  11/30/14   88
  98     120       116       300     296   6.284%  $ 1,001       4           28  11/30/14   88
  99     120       116       300     296   6.284%  $ 1,001       4           28  11/30/14   88
 100     120       116       300     296   6.284%  $   989       4           28  11/30/14   88
 101     120       116       300     296   6.284%  $   977       4           28  11/30/14   88
 102     120       116       300     296   6.284%  $   977       4           28  11/30/14   88
 103     120       116       300     296   6.284%  $   977       4           28  11/30/14   88
 104     120       116       300     296   6.284%  $   977       4           28  11/30/14   88
 105     120       116       300     296   6.284%  $   953       4           28  11/30/14   88
 106     120       116       300     296   6.284%  $   953       4           28  11/30/14   88
 107     120       116       300     296   6.284%  $   953       4           28  11/30/14   88
 108     120       116       300     296   6.284%  $   953       4           28  11/30/14   88
 109     120       116       300     296   6.284%  $   928       4           28  11/30/14   88
 110     120       116       300     296   6.284%  $   880       4           28  11/30/14   88
 111     120       116       300     296   6.284%  $   868       4           28  11/30/14   88
 112     120       116       300     296   6.284%  $   820       4           28  11/30/14   88
 113     120       116       300     296   6.284%  $   808       4           28  11/30/14   88
 114     120       116       300     296   6.284%  $   748       4           28  11/30/14   88
 115     120       116       300     296   6.284%  $   639       4           28  11/30/14   88
 116     120       116       300     296   6.284%  $   579       4           28  11/30/14   88
 117     120       116       300     296   6.284%  $   567       4           28  11/30/14   88
 118     120       116       300     296   6.284%  $   555       4           28  11/30/14   88
 119     120       116       300     296   6.284%  $   518       4           28  11/30/14   88
 120     120       116       300     296   6.284%  $   518       4           28  11/30/14   88
 121     120       116       300     296   6.284%  $   446       4           28  11/30/14   88
 122     120       116       300     296   6.284%  $   398       4           28  11/30/14   88
 123     120       116       300     296   6.284%  $   301       4           28  11/30/14   88
 124     120       116       300     296   6.284%  $   241       4           28  11/30/14   88
 125     120       116       300     296   6.284%  $    24       4           28  11/30/14   88
 128     120       120       360     360   5.560%  $83,733       0       H   35  06/30/08        81
 129     120       119       360     359   5.700%  $77,193       1           35  04/30/15   83
 144     120       119       300     299   5.990%  $72,093       1           35  04/30/15   83
 145     180       179       360     359   5.820%  $64,683       1           35  11/30/19  138
 151     120       119       330     329   5.650%  $56,779       1       H   35  05/31/08        81
 152     120       119       360     359   5.510%  $53,431       1           35  02/28/15   81
 159     120       120       360     360   5.210%  $43,978       0           35  03/31/15   81
 161     120       118       360     360   5.450%  $39,526       2           35  03/31/15   83
 164     120       118       360     358   5.170%  $37,761       2           35  03/31/15   83
 165     120       119       300     299   5.990%  $42,484       1           35  04/30/15   83
 166     120       120       360     360   5.480%  $37,250       0           35  05/31/15   83

----------------------------------------------------------------------
                                     MASTER   PRIMARY
                                     EXCESS   EXCESS
                    MASTER  PRIMARY   SERV.  SERVICING
LOAN        ADMIN  SERVICE  SERVICE   FEE       FEE            TRUSTEE
POOL        COST     FEE     FEE     RATE       RATE     DEAL    FEE
 NO.  OPEN  RATE    RATE     RATE    (BPS)     (BPS)     FEES    RATE
----------------------------------------------------------------------

  77    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  78    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  79    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  80    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  81    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  82    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  83    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  84    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  85    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  86    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  87    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  88    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  89    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  90    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  91    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  92    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  93    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  94    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  95    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  96    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  97    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  98    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
  99    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 100    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 101    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 102    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 103    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 104    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 105    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 106    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 107    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 108    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 109    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 110    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 111    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 112    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 113    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 114    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 115    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 116    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 117    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 118    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 119    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 120    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 121    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 122    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 123    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 124    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 125    4   5.220   0.000    0.000    5.000    0.000    0.000   0.220
 128    4   8.220   2.000    5.000    1.000    0.000    7.000   0.220
 129    2   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 144    2   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 145    7   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 151    4   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 152    4   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 159    4   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 161    2   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 164    2   8.220   2.000    5.000    1.000    0.000    7.000   0.220
 165    2   3.220   2.000    1.000    0.000    0.000    3.000   0.220
 166    2   3.220   2.000    1.000    0.000    0.000    3.000   0.220




----------------------------------------------------------------------------------------------------------------------
LOAN  MORTGAGE                                                                                   CUT-OFF
POOL    LOAN      LOAN                                                                             DATE
 NO.   SELLER    NUMBER                              PROPERTY NAME                                BALANCE    NOTE DATE
----------------------------------------------------------------------------------------------------------------------

 168     WFB     67-001  Missouri City Shopping Center                                          $6,268,424  05/20/2005
 169     WFB     68-001  Alaskan Apartments                                                     $6,036,880  04/15/2005
 180     WFB     79-001  Parkway Plaza Shopping Center                                          $5,200,000  05/31/2005
 182     WFB     81-001  Circle K Portfolio Pod 2 - 2708 W Buckeye Rd                           $  647,000  10/01/2004
 183     WFB     81-002  Circle K Portfolio Pod 2 - 1523 E McDowell                             $  606,000  10/01/2004
 184     WFB     81-003  Circle K Portfolio Pod 2 - 4005 E Union Hills                          $  583,000  10/01/2004
 185     WFB     81-004  Circle K Portfolio Pod 2 - 2702 W Deer Valley RD                       $  564,000  10/01/2004
 186     WFB     81-005  Circle K Portfolio Pod 2 - 2524 W Thunderbird                          $  543,000  10/01/2004
 187     WFB     81-006  Circle K Portfolio Pod 2 - 4403 E Van Buren St                         $  525,000  10/01/2004
 188     WFB     81-007  Circle K Portfolio Pod 2 - 1602 E Washington                           $  525,000  10/01/2004
 189     WFB     81-008  Circle K Portfolio Pod 2 - 1605 E Bell Rd                              $  487,000  10/01/2004
 190     WFB     81-009  Circle K Portfolio Pod 2 - 5350 N 27th Ave                             $  449,000  10/01/2004
 192     WFB     83-001  Circle K Portfolio Pod 6 - 1953 HWY 260                                $  626,000  10/01/2004
 193     WFB     83-002  Circle K Portfolio Pod 6 - 2551 HWY 95                                 $  555,000  10/01/2004
 194     WFB     83-003  Circle K Portfolio Pod 6 - 13549 E Chandler Blvd                       $  555,000  10/01/2004
 195     WFB     83-004  Circle K Portfolio Pod 6 - 311 E Deuce of Clubs                        $  529,000  10/01/2004
 196     WFB     83-005  Circle K Portfolio Pod 6 - 16802 E Williams Field                      $  503,000  10/01/2004
 197     WFB     83-006  Circle K Portfolio Pod 6 - 1441 E Florence Blvd                        $  445,000  10/01/2004
 198     WFB     83-007  Circle K Portfolio Pod 6 - 2911 Grand Ave                              $  431,000  10/01/2004
 199     WFB     83-008  Circle K Portfolio Pod 6 - 1654 White Mt Blvd                          $  413,000  10/01/2004
 200     WFB     83-009  Circle K Portfolio Pod 6 - 110 S Main St                               $  368,000  10/01/2004
 201     WFB     83-010  Circle K Portfolio Pod 6 - 695 S 4th Ave                               $  320,000  10/01/2004
 202     WFB     84-001  Golden Valley Town Square                                              $4,744,917  05/13/2005
 210     WFB     91-001  Cedar Springs Mobile Estates                                           $4,000,000  04/13/2005
 211     WFB     92-001  Boston Street Self Storage                                             $3,993,694  05/09/2005
 212     WFB     93-001  Comfort Inn - Hall of Fame                                             $3,941,545  05/12/2005
 213     WFB     94-001  Quality Inn West End                                                   $3,814,479  05/12/2005
 219     WFB    100-001  Airport Plaza                                                          $3,500,000  05/25/2005
 220     WFB    101-001  Red Cedar Plaza                                                        $3,446,903  05/24/2005
 221     WFB    102-001  Mt. Si Business Park                                                   $3,346,333  05/20/2005
 226     WFB    107-001  Victoria Gardens Apartments                                            $3,090,531  04/14/2005
 231     WFB    112-001  Young Life                                                             $2,993,779  05/03/2005
 232     WFB    113-001  Campus Knoll I and Campus Center Apts                                  $2,893,257  05/09/2005
 233     WFB    114-001  London Gold Chandler                                                   $2,839,904  04/06/2005
 236     WFB    117-001  Gender Road Self Storage                                               $2,700,000  06/02/2005
 241     WFB    122-001  DIA Self Storage                                                       $2,552,353  05/11/2005
 242     WFB    123-001  Storage Pro Business Center                                            $2,500,000  05/26/2005
 246     WFB    127-001  Plaza Leyenda                                                          $2,245,661  04/07/2005
 249     WFB    130-001  Pep Boys Plaza                                                         $2,000,000  06/08/2005
 252     WFB    133-001  4401 Hazel Avenue Office                                               $1,950,000  04/22/2005
 259     WFB    140-001  London Gold Peoria                                                     $1,640,214  04/06/2005
 263     WFB    144-001  La Quinta Village - Sperling                                           $1,428,521  05/09/2005
 264     WFB    145-001  Mission Square                                                         $1,408,427  05/03/2005
 265     WFB    146-001  Clay Street Business Park                                              $1,398,485  05/09/2005
 267     WFB    148-001  Sable Shops                                                            $1,328,619  04/15/2005
 268     WFB    149-001  Dollar General Alabama Portfolio Pool 1 - Hwy 119                      $  464,690  06/15/2005
 269     WFB    149-002  Dollar General Alabama Portfolio Pool 1 - Airport Rd.                  $  442,860  06/15/2005
 270     WFB    149-003  Dollar General Alabama Portfolio Pool 1 - 7th Ave                      $  417,450  06/15/2005
 271     WFB    150-001  Walgreen's Ridgecrest                                                  $1,300,000  05/27/2005
 273     WFB    152-001  Central Self Storage - Warner Road                                     $1,200,000  05/19/2005
 275     WFB    154-001  Stratford Business Park                                                $1,192,422  11/18/2004

--------------------------------------------------------------------------------------------------------------------
      ORIGINAL                                     MONTHLY
LOAN   TERM TO                                       DEBT
POOL  MATURITY  REMAINING   ORIG.   REM.           SERVICE              YM        LO END        DEF/  DEF/
 NO.   OR ARD     TERM     AMORT.  AMORT.   RATE    (P&I)   SEASONING  CODE  LO    DATE    DEF   YM1   YM   YM2  YM1
--------------------------------------------------------------------------------------------------------------------

 168     120       119       360     359   5.730%  $36,540      1            35  02/28/15   81
 169     120       118       360     358   5.215%  $33,277      2        H   35  04/30/08         81
 180     120       120       300     300   5.445%  $31,762      0            35  03/31/15   81
 182     120       111       300     300   6.040%  $ 4,184      9            36  06/30/14   80
 183     120       111       300     300   6.040%  $ 3,919      9            36  06/30/14   80
 184     120       111       300     300   6.040%  $ 3,771      9            36  06/30/14   80
 185     120       111       300     300   6.040%  $ 3,648      9            36  06/30/14   80
 186     120       111       300     300   6.040%  $ 3,512      9            36  06/30/14   80
 187     120       111       300     300   6.040%  $ 3,395      9            36  06/30/14   80
 188     120       111       300     300   6.040%  $ 3,395      9            36  06/30/14   80
 189     120       111       300     300   6.040%  $ 3,150      9            36  06/30/14   80
 190     120       111       300     300   6.040%  $ 2,904      9            36  06/30/14   80
 192     120       111       300     300   6.040%  $ 4,049      9            36  06/30/14   80
 193     120       111       300     300   6.040%  $ 3,589      9            36  06/30/14   80
 194     120       111       300     300   6.040%  $ 3,589      9            36  06/30/14   80
 195     120       111       300     300   6.040%  $ 3,421      9            36  06/30/14   80
 196     120       111       300     300   6.040%  $ 3,253      9            36  06/30/14   80
 197     120       111       300     300   6.040%  $ 2,878      9            36  06/30/14   80
 198     120       111       300     300   6.040%  $ 2,787      9            36  06/30/14   80
 199     120       111       300     300   6.040%  $ 2,671      9            36  06/30/14   80
 200     120       111       300     300   6.040%  $ 2,380      9            36  06/30/14   80
 201     120       111       300     300   6.040%  $ 2,070      9            36  06/30/14   80
 202     120       119       360     359   5.620%  $27,329      1            35  02/28/15   81
 210     120       118       360     360   5.520%  $22,762      2            35  01/31/15   81
 211     120       119       300     299   5.420%  $24,373      1            35  02/28/15   81
 212     120       119       300     299   5.990%  $25,408      1            35  04/30/15   83
 213     120       119       300     299   5.990%  $24,589      1            35  04/30/15   83
 219     120       120       360     360   5.490%  $19,851      0        H   35  06/30/08         81
 220     120       119       300     299   5.850%  $21,926      1            35  02/28/15   81
 221     120       119       360     359   5.500%  $19,021      1            35  02/28/15   81
 226     120       118       300     298   5.330%  $18,723      2            35  01/31/15   81
 231     240       239       240     239   6.360%  $22,121      1        H   35  05/31/08        201
 232     120       119       240     239   5.390%  $19,769      1            35  02/28/15   81
 233     180       179       180     179   5.650%  $23,514      1        H   35  05/31/08        141
 236     120       120       300     300   5.760%  $17,002      0        H   35  06/30/08         81
 241     120       119       360     359   5.790%  $14,975      1        H   35  05/31/08         81
 242     120       120       330     330   5.770%  $15,128      0        H   35  06/30/08         81
 246     120       118       360     358   5.760%  $13,145      2        H   35  04/30/08         81
 249     120       120       240     240   5.760%  $14,053      0            35  03/31/15   81
 252     120       119       360     360   5.710%  $11,330      1            35  04/30/15   83
 259     180       179       204     203   5.720%  $12,628      1        H   35  05/31/08        141
 263      84        83       360     359   5.800%  $ 8,391      1            35  02/29/12   45
 264      60        59       360     359   5.400%  $ 7,918      1            35  02/28/10   21
 265     120       119       360     359   5.560%  $ 8,002      1            35  02/28/15   81
 267     120       119       360     359   5.780%  $ 7,787      1            35  02/28/15   81
 268     120       120       300     300   5.710%  $ 2,912      0            35  03/31/15   81
 269     120       120       300     300   5.710%  $ 2,775      0            35  03/31/15   81
 270     120       120       300     300   5.710%  $ 2,616      0            35  03/31/15   81
 271     240       240       240     240   5.910%  $ 9,246      0        H   35  06/30/08        201
 273     120       120       360     360   5.420%  $ 6,753      0            35  05/31/15   83
 275     120       114       360     354   5.640%  $ 6,919      6        H   35  12/31/07         83

-----------------------------------------------------------------------
                                      MASTER   PRIMARY
                                      EXCESS   EXCESS
                     MASTER  PRIMARY   SERV.  SERVICING
LOAN         ADMIN  SERVICE  SERVICE   FEE       FEE            TRUSTEE
POOL         COST     FEE     FEE     RATE       RATE     DEAL    FEE
 NO.  OPEN   RATE    RATE     RATE    (BPS)     (BPS)     FEES    RATE
-----------------------------------------------------------------------

 168    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 169    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 180    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 182    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 183    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 184    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 185    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 186    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 187    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 188    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 189    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 190    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 192    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 193    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 194    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 195    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 196    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 197    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 198    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 199    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 200    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 201    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 202    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 210    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 211    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 212    2    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 213    2    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 219    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 220    4    5.220   2.000    1.000    2.000    0.000    3.000   0.220
 221    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 226    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 231    4    7.220   2.000    1.000    4.000    0.000    3.000   0.220
 232    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 233    4   10.220   2.000    5.000    3.000    0.000    7.000   0.220
 236    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 241    4    7.220   2.000    1.000    4.000    0.000    3.000   0.220
 242    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 246    4   12.220   2.000    5.000    5.000    0.000    7.000   0.220
 249    4   10.220   2.000    1.000    7.000    0.000    3.000   0.220
 252    2    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 259    4   15.220   2.000    5.000    8.000    0.000    7.000   0.220
 263    4   12.220   2.000    1.000    9.000    0.000    3.000   0.220
 264    4    3.220   2.000    1.000    0.000    0.000    3.000   0.220
 265    4   12.220   2.000    1.000    9.000    0.000    3.000   0.220
 267    4   12.220   2.000    1.000    9.000    0.000    3.000   0.220
 268    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 269    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 270    4   20.220   2.000    1.000   17.000    0.000    3.000   0.220
 271    4   15.220   2.000    1.000   12.000    0.000    3.000   0.220
 273    2   15.220   2.000    1.000   12.000    0.000    3.000   0.220
 275    2   12.220   2.000    1.000    9.000    0.000    3.000   0.220


                                  SCHEDULE III

                             PRINCIPAL LOAN SCHEDULE

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

PRINCIPAL SCHEDULE



-------------------------------------------------------------------------------------------------------------------------------
                                                                                            ORIGINAL
LOAN  MORTGAGE                                                       CUT-OFF                 TERM TO
POOL    LOAN      LOAN                                                DATE                  MATURITY  REMAINING   ORIG.   REM.
 NO.   SELLER    NUMBER                PROPERTY NAME                 BALANCE     NOTE DATE   OR ARD     TERM     AMORT.  AMORT.
-------------------------------------------------------------------------------------------------------------------------------

 16      PCF      8-001  Sherwood Lakes Apartments                 $24,000,000  02/03/2005      84        79        IO      IO
 18      PCF     10-001  Lewis Portfolio - Boca Storage            $11,600,000  06/21/2005     120       120       360     360
 19      PCF     11-001  Lewis Portfolio - Deerfield Storage       $10,400,000  06/21/2005     120       120       360     360
 21      PCF     13-001  7300 Linder Avenue                        $19,200,000  06/16/2005     120       120       360     360
 24      PCF     16-001  Oak Tree Village Apartments               $19,000,000  06/20/2005     120       120       254     254
 27      PCF     19-001  Sandy Springs Plaza Retail Center         $17,500,000  05/19/2005     120       119       360     360
 34      PCF     22-001  Chantilly Crossing                        $15,675,000  06/09/2005      60        60        IO      IO
130      PCF     29-001  Ashland & Roosevelt Shopping Center       $13,127,500  06/09/2005      60        60        IO      IO
142      PCF     41-001  Plaza 400 Office Park                     $11,400,000  06/09/2005     120       120       360     360
158      PCF     57-001  Lyons Tech V                              $ 8,000,000  06/13/2005     120       120       360     360
170      PCF     69-001  Hamilton & Webster Building               $ 6,000,000  06/15/2005     120       120       360     360
174      PCF     73-001  Mizner Place                              $ 5,700,000  06/02/2005     120       120       360     360
175      PCF     74-001  13050 E. Smith Road                       $ 5,500,000  06/09/2005     120       120       360     360
179      PCF     78-001  Morningside Proffesional Plaza            $ 5,250,000  06/02/2005     120       120       360     360
181      PCF     80-001  Congress Center North                     $ 5,062,500  06/02/2005     120       120       360     360
191      PCF     82-001  48571 Milmont Drive                       $ 4,922,865  05/18/2005     120       119       360     359
203      PCF     85-001  1201 Cadillac Court                       $ 4,511,284  04/27/2005     120       118       360     358
205      PCF     87-001  Harbor Place                              $ 4,495,416  05/25/2005     120       119       360     359
206      PCF     88-001  Mills Station Mills Walk Shopping Center  $ 4,495,364  05/20/2005     120       119       360     359
215      PCF     96-001  Creekside Business Park                   $ 3,696,130  05/23/2005     120       119       360     359
216      PCF     97-001  1535 East Moreland Boulevard              $ 3,680,000  05/10/2005     120       119       360     360
218      PCF     99-001  Woodbine Commons                          $ 3,600,000  06/02/2005     120       120       360     360
222      PCF    103-001  7199 Natural Bridge Road                  $ 3,217,500  05/16/2005      60        59        IO      IO
227      PCF    108-001  10616 South Western Avenue                $ 3,088,991  05/13/2005     120       119       180     179
229      PCF    110-001  Meadowlands Village                       $ 2,996,698  05/19/2005     120       119       360     359
239      PCF    120-001  1205-1275 Atlantic Street                 $ 2,596,178  05/10/2005     120       119       300     299
243      PCF    124-001  8050 North Mesa Street                    $ 2,494,388  05/24/2005     240       239       240     239
250      PCF    131-001  4200 Forestville Road                     $ 1,997,920  05/06/2005     120       119       360     359
251      PCF    132-001  Pack Rat Storage                          $ 1,997,844  05/11/2005     120       119       360     359
253      PCF    134-001  Windsor Plaza                             $ 1,923,009  04/15/2005     120       119       360     359
254      PCF    135-001  Westwood Village Apartments               $ 1,918,078  05/09/2005     120       119       360     359
255      PCF    136-001  Emerald Point Apartments                  $ 1,750,000  06/01/2005      84        84       360     360
256      PCF    137-001  Oxford and Savannah Apartments            $ 1,700,000  05/23/2005     120       119       360     360
260      PCF    141-001  Larkwood Plaza Retail Center              $ 1,598,373  05/16/2005     120       119       360     359
261      PCF    142-001  The Shops At Quincy Place                 $ 1,493,595  04/18/2005     240       238       240     238
262      PCF    143-001  Alki Court Apartments                     $ 1,480,000  06/10/2005     120       120       240     240
266      PCF    147-001  Osceola Crossing                          $ 1,382,473  04/13/2005     120       118       120     118
277      PCF    156-001  Rochester Townhouse Apartments            $   849,186  05/19/2005     120       119       360     359

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MASTER
               MONTHLY                                                                           MASTER  PRIMARY    EXCESS
LOAN            DEBT                                                                     ADMIN  SERVICE  SERVICE  SERV. FEE
POOL           SERVICE              YM        LO END        DEF/  DEF/                    COST    FEE      FEE      RATE
 NO.   RATE     (P&I)   SEASONING  CODE  LO    DATE    DEF   YM1   YM   YM2  YM1   OPEN   RATE    RATE     RATE     (BPS)
---------------------------------------------------------------------------------------------------------------------------

 16   5.020%       NAP      5        E   29  08/04/07        51                   3.220  2.000   1.000    0.000     0.000
 18   5.300%  $ 64,415      0            24  05/31/15   94                        3.220  2.000   1.000    0.000     0.000
 19   5.300%  $ 57,752      0            24  05/31/15   94                        3.220  2.000   1.000    0.000     0.000
 21   5.400%  $107,814      0        E    0     NAP                          116  3.220  2.000   1.000    0.000     0.000
 24   4.960%  $120,959      0        E   24  07/31/07        92                   3.220  2.000   1.000    0.000     0.000
 27   5.360%  $ 97,831      1            25  03/04/15   91                        3.220  2.000   1.000    0.000     0.000
 34   4.750%       NAP      0        E   12  07/31/06                         44  3.220  2.000   1.000    0.000     0.000
130   5.130%       NAP      0        E   12  07/31/06                         46  3.220  2.000   1.000    0.000     0.000
142   5.840%  $ 67,181      0            24  04/30/15   93                        3.220  2.000   1.000    0.000     0.000
158   5.550%  $ 45,674      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
170   5.520%  $ 34,143      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
174   5.720%  $ 33,155      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
175   5.670%  $ 31,818      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
179   5.770%  $ 30,704      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
181   5.620%  $ 29,127      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
191   5.760%  $ 28,790      1            25  04/30/15   93                        3.220  2.000   1.000    0.000     0.000
203   5.760%  $ 26,406      2            26  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
205   5.880%  $ 26,634      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
206   5.820%  $ 26,461      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
215   5.740%  $ 21,569      1            25  04/30/15   93                        3.220  2.000   1.000    0.000     0.000
216   5.580%  $ 21,080      1        E   25  07/31/07        93                   3.220  2.000   1.000    0.000     0.000
218   5.670%  $ 20,826      0            24  03/31/15   92                        3.220  2.000   1.000    0.000     0.000
222   4.820%       NAP      1        E   25  07/31/07                         31  3.220  2.000   1.000    0.000     0.000
227   5.620%  $ 25,527      1        E   25  08/02/07                         91  3.220  2.000   1.000    0.000     0.000
229   5.470%  $ 16,977      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
239   5.880%  $ 16,562      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
243   5.690%  $ 17,467      1            25  02/28/25  211                        3.220  2.000   1.000    0.000     0.000
250   5.770%  $ 11,697      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
251   5.580%  $ 11,456      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
253   5.800%  $ 11,295      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
254   5.970%  $ 11,474      1        E   25  07/31/07                         91  3.220  2.000   1.000    0.000     0.000
255   5.410%  $  9,838      0        E   24  07/31/07                         56  3.220  2.000   1.000    0.000     0.000
256   5.900%  $ 10,083      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
260   5.890%  $  9,480      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000
261   5.820%  $ 10,591      2            26  01/31/25  210                        3.220  2.000   1.000    0.000     0.000
262   5.670%  $ 10,323      0        E   24  07/31/07                         94  3.220  2.000   1.000    0.000     0.000
266   5.350%  $ 15,090      2        E    0     NAP                          116  3.220  2.000   1.000    0.000     0.000
277   6.200%  $  5,206      1            25  02/28/15   91                        3.220  2.000   1.000    0.000     0.000

-------------------------------
       PRIMARY
        EXCESS
LOAN  SERVICING         TRUSTEE
POOL  FEE RATE    DEAL    FEE
 NO.    (BPS)     FEES    RATE
-------------------------------

 16     3.000    0.220
 18     3.000    0.220
 19     3.000    0.220
 21     3.000    0.220
 24     3.000    0.220
 27     3.000    0.220
 34     3.000    0.220
130     3.000    0.220
142     3.000    0.220
158     3.000    0.220
170     3.000    0.220
174     3.000    0.220
175     3.000    0.220
179     3.000    0.220
181     3.000    0.220
191     3.000    0.220
203     3.000    0.220
205     3.000    0.220
206     3.000    0.220
215     3.000    0.220
216     3.000    0.220
218     3.000    0.220
222     3.000    0.220
227     3.000    0.220
229     3.000    0.220
239     3.000    0.220
243     3.000    0.220
250     3.000    0.220
251     3.000    0.220
253     3.000    0.220
254     3.000    0.220
255     3.000    0.220
256     3.000    0.220
260     3.000    0.220
261     3.000    0.220
262     3.000    0.220
266     3.000    0.220
277     3.000    0.220


                                   SCHEDULE IV

                  MORGAN STANLEY MORTGAGE CAPITAL LOAN SCHEDULE

MSCI 2005 TOP19 MORTGAGE LOAN SCHEDULE

MORGAN STANLEY SCHEDULE



---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ORIGINAL
LOAN  MORTGAGE                                                                                 TERM TO
POOL    LOAN      LOAN                                              CUT-OFF DATE              MATURITY  REMAINING   ORIG.   REM.
 NO.   SELLER    NUMBER                PROPERTY NAME                   BALANCE     NOTE DATE   OR ARD     TERM     AMORT.  AMORT.
---------------------------------------------------------------------------------------------------------------------------------

 1      MSMC      1-001  One Buckhead                                $85,000,000  04/07/2005     120       117        IO      IO
 11     MSMC      3-001  Adobe Building                              $34,000,000  07/21/2005     120       120        IO      IO
 12     MSMC      4-001  Brooks Brothers Building                    $28,200,000  01/27/2005     120       115       360     360
 26     MSMC     18-001  Parkway Center                              $18,174,362  02/24/2005     180       176       360     356
134     MSMC     33-001  Plaza Escondida                             $11,973,784  04/13/2005     120       118       360     358
141     MSMC     40-001  Mt. Sinai Shopping Center                   $11,457,226  05/16/2005     180       179       180     179
146     MSMC     45-001  Vineyard Valley Center                      $10,680,192  03/16/2005     120       117       180     177
150     MSMC     49-001  2009 - 2013 Farralon Drive                  $ 9,963,803  03/10/2005     120       117       360     357
154     MSMC     53-001  Colonial Ridge Apartments                   $ 9,000,000  04/28/2005     120       118       360     360
160     MSMC     59-001  Hampton Inn - Bowling Green                 $ 7,500,000  07/01/2005     120       120       300     300
163     MSMC     62-001  Veterinary Referral Center of North Texas   $ 6,979,352  03/29/2005     120       117       360     357
171     MSMC     70-001  1250 New Horizons Boulevard                 $ 5,948,177  02/09/2005     120       116       240     236
176     MSMC     75-001  24-Hour Fitness                             $ 5,491,342  05/27/2005     120       119       300     299
204     MSMC     86-001  1490 Madison Avenue                         $ 4,500,000  06/09/2005     120       120       360     360
207     MSMC     89-001  Metrocenter Portfolio - Parcel 4            $ 2,365,000  05/05/2005     120       119        IO      IO
208     MSMC     89-002  Metrocenter Portfolio - Parcel 3            $ 1,800,000  05/05/2005     120       119        IO      IO
217     MSMC     98-001  East & 32 Mini-Storage                      $ 3,604,874  07/26/2004     120       109       300     289
223     MSMC    104-001  6328 Richmond Highway                       $ 3,175,000  06/27/2005     120       120       360     360
224     MSMC    105-001  Canyon Center                               $ 3,143,544  04/19/2005     120       118       360     358
230     MSMC    111-001  Maple Place                                 $ 2,994,253  04/15/2005     120       118       360     358
244     MSMC    125-001  Greenwood Plaza I & II                      $ 2,442,893  03/24/2005     120       117       360     357
247     MSMC    128-001  Pine Ridge Apartments                       $ 2,140,365  02/09/2005     120       116       360     356
257     MSMC    138-001  York Square Apartments                      $ 1,692,382  02/09/2005     120       116       360     356
258     MSMC    139-001  Lakemont Apartments                         $ 1,642,606  02/09/2005     120       116       360     356
272     MSMC    151-001  Heatherwood Apartments                      $ 1,294,174  02/09/2005     120       116       360     356
274     MSMC    153-001  Park Center                                 $ 1,196,519  03/24/2005     120       117       360     357
276     MSMC    155-001  Rite Aid-McKinleyville, CA                  $ 1,062,981  03/11/2005     120       117       240     237

---------------------------------------------------------------------------------------------------------------------------
              MONTHLY                                                                           MASTER  PRIMARY    MASTER
LOAN            DEBT                                                                    ADMIN  SERVICE  SERVICE    EXCESS
POOL          SERVICE              YM        LO END        DEF/  DEF/                   COST     FEE      FEE    SERV. FEE
 NO.  RATE     (P&I)   SEASONING  CODE  LO    DATE    DEF   YM1   YM   YM2  YM1  OPEN   RATE     RATE     RATE   RATE (BPS)
---------------------------------------------------------------------------------------------------------------------------

  1   5.470%      NAP      3        A   27  08/07/07        89                     4    3.220   2.000     1.000     0.000
 11   5.090%      NAP      0        B    0     NAP     93               23         4    3.220   2.000     1.000     0.000
 12   5.240% $155,547      5            29  10/31/14   87                          4    3.220   2.000     1.000     0.000
 26   5.450% $103,050      4            28  11/30/19  148                          4    3.220   2.000     1.000     0.000
134   5.180% $ 65,745      2            26  01/31/15   90                          4    3.220   2.000     1.000     0.000
141   5.070% $ 91,361      1            25  02/29/20  151                          4    3.220   2.000     1.000     0.000
146   5.040% $ 85,631      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
150   5.000% $ 53,682      3        J   59  03/31/10                         57    4    3.220   2.000     1.000     0.000
154   5.120% $ 48,976      2        K   26  08/07/07                         90    4    3.220   2.000     1.000     0.000
160   5.350% $ 45,387      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
163   5.810% $ 41,117      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
171   5.770% $ 42,194      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
176   5.430% $ 33,545      1            25  02/28/15   91                          4    8.220   2.000     5.000     1.000
204   5.350% $ 25,129      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
207   5.310%      NAP      1            25  02/28/15   91                          4    3.220   2.000     1.000     0.000
208   5.310%      NAP      1            25  02/28/15   91                          4    3.220   2.000     1.000     0.000
217   6.210% $ 24,053     11            35  04/30/14   81                          4    3.220   2.000     1.000     0.000
223   5.280% $ 17,592      0            24  03/31/15   92                          4    3.220   2.000     1.000     0.000
224   5.480% $ 17,846      2            26  01/31/15   90                          4    3.220   2.000     1.000     0.000
230   5.790% $ 17,583      2            26  01/31/15   90                          4   13.220   2.000    10.000     1.000
244   5.890% $ 14,516      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
247   5.080% $ 11,647      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
257   5.080% $  9,209      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
258   5.080% $  8,938      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
272   5.080% $  7,042      4            28  11/30/14   88                          4    3.220   2.000     1.000     0.000
274   5.890% $  7,110      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000
276   5.750% $  7,512      3            27  12/31/14   89                          4    3.220   2.000     1.000     0.000

-----------------------------------------
         PRIMARY
LOAN      EXCESS
POOL     SERVICING                TRUSTEE
 NO.  FEE RATE (BPS)  DEAL FEES  FEE RATE
-----------------------------------------

  1        0.000         3.000     0.220
 11        0.000         3.000     0.220
 12        0.000         3.000     0.220
 26        0.000         3.000     0.220
134        0.000         3.000     0.220
141        0.000         3.000     0.220
146        0.000         3.000     0.220
150        0.000         3.000     0.220
154        0.000         3.000     0.220
160        0.000         3.000     0.220
163        0.000         3.000     0.220
171        0.000         3.000     0.220
176        0.000         7.000     0.220
204        0.000         3.000     0.220
207        0.000         3.000     0.220
208        0.000         3.000     0.220
217        0.000         3.000     0.220
223        0.000         3.000     0.220
224        0.000         3.000     0.220
230        0.000        12.000     0.220
244        0.000         3.000     0.220
247        0.000         3.000     0.220
257        0.000         3.000     0.220
258        0.000         3.000     0.220
272        0.000         3.000     0.220
274        0.000         3.000     0.220
276        0.000         3.000     0.220


                                   SCHEDULE V

                                   [RESERVED]

                                     S-IV-1

                                   SCHEDULE VI

                      LIST OF ESCROW ACCOUNTS NOT CURRENTLY
                                ELIGIBLE ACCOUNTS

MSMC - NONE

BSCMI - NONE

PRINCIPAL - NONE

WELLS - NONE

                                      S-V-1

                                  SCHEDULE VII

                           CERTAIN ESCROW ACCOUNTS FOR
                       WHICH A REPORT UNDER SECTION 5.1(G)
                                   IS REQUIRED

MSMC

                     DEFERRED MAINTENANCE   INITIAL TI/LC
INITIAL TAX ESCROW   ESCROW                 ESCROW          OTHER ESCROW
------------------------------------------------------------------------------
Colonial Ridge       Colonial Ridge         One Buckhead    2009-2013 Farralon
Apartments           Apartments                             Drive

                                                            Parkway Center
------------------------------------------------------------------------------

BSCMSI

            BSCMI
MORTGAGE    LOAN
LOAN NO.   NUMBER   PROPERTY NAME    ESCROW AMOUNT ($)
--------------------------------------------------------------------
   131      44049   HYDE PARK        $400,906 (Deferred Maintenance)
--------------------------------------------------------------------
   157      42953   BISHOPS CORNER   $170,588 (Deferred Maintenance)
--------------------------------------------------------------------
   214      42302   Lowes Asheboro   $116,485 (Deferred Maintenance)
--------------------------------------------------------------------

PRINCIPAL   SEE ATTACHED

WELLS       SEE ATTACHED

                                     S-VI-1

SCHEDULE VII - SERIES 2005 TOP-19

ESCROW ACCOUNTS FOR WHICH A REPORT UNDER SECTION 5.1 (G) IS REQUIRED

AS OF 7/22/2005



------------------------------------------------------------------------
CMSA                                                  ACTION OR
LOAN     MASTER     PRIMARY                          EXPIRATION
ID       LOAN #      LOAN #       PROPERTY NAME         DATE       TYPE
------------------------------------------------------------------------

120    60-0874526    754411   1205 Atlantic Street    2/6/2006    Escrow

------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CMSA
LOAN     ORIGINAL      CURRENT
ID       BALANCE       BALANCE     STATUS          PURPOSE                     COMMENTS
---------------------------------------------------------------------------------------------------

120    $165,450.00   $165,450.00   Active   Capital Improvements   Being held for necessary Seismic
                                                                   improvements to the property.
---------------------------------------------------------------------------------------------------


* Schedule VII sets forth those Mortgage Loans as to which an upfront reserve was collected at closing in an amount in excess of $75,000 with respect to specific immediate engineering work, completion of additional construction, environmental remediation or similar one-time projects (but not with respect to escrow accounts maintained for ongoing obligations, such as real estate taxes, insurance premiums, ongoing property maintenance, replacements and capital improvements or debt service).



---------------------------------------------------------------------------------------------

LOAN NUMBER   TAB NO.                               PROPERTY NAME
---------------------------------------------------------------------------------------------

 310902783A      38     Bristol Group Portfolio - Extra Space Storage - San Ramon
 310902783B      38     Bristol Group Portfolio - Extra Space Storage - Port Washington
 310902783C      38     Bristol Group Portfolio - Extra Space Storage - Green Brook
 310902783D      38     Bristol Group Portfolio - Extra Space Storage - Concord
 310902783E      38     Bristol Group Portfolio - Extra Space Storage - Black Horse
 310902783F      38     Bristol Group Portfolio - Extra Space Storage - Kings Park
 310902783G      38     Bristol Group Portfolio - Extra Space Storage - Brentwood
 310902783H      38     Bristol Group Portfolio - Extra Space Storage - Manchester
 310902783I      38     Bristol Group Portfolio - Extra Space Storage - Derry
  310902773      38     Indian Springs Center
 310902707A      38     Hinckley Portfolio - Stuart Facility
 310902707B      38     Hinckley Portfolio - Portsmouth Facility
 310902707C      38     Hinckley Portfolio - SW Harbor Shore
 310902707D      38     Hinckley Portfolio - Trenton Facility
 310902707E      38     Hinckley Portfolio - SW Harbor Bass Harbor
  310902776      38     Veco Alaska Building
    BK05035      38     JL Holdings Portfolio - Stillman Blvd. - Tuscaloosa, AL
    BK04914      38     JL Holdings Portfolio - Perdido Key Drive - Pensacola, FL
    BK04581      38     JL Holdings Portfolio - So. McKenzie - Foley, AL
    BK04324      38     JL Holdings Portfolio - 59 & Fort Morgan Rd. - Gulf Shores, AL
    BK05029      38     JL Holdings Portfolio - Monroe Hwy. - Pineville, LA
    BK06325      38     JL Holdings Portfolio - Siegan Lane - Baton Rouge, LA
    BK06916      38     JL Holdings Portfolio - West Esplanade Ave. - Kenner, LA
    BK12329      38     JL Holdings Portfolio - Church Point Highway - Rayne, LA
    BK09788      38     JL Holdings Portfolio - Walker South Road - Walker, LA
    BK01425      38     JL Holdings Portfolio - Center St. - New Iberia, LA
    BK02483      38     JL Holdings Portfolio - Airport Blvd. - Mobile, AL
    BK00144      38     JL Holdings Portfolio - Florida Blvd. - Baton Rouge, LA
    BK10762      38     JL Holdings Portfolio - Highway 73 - Geismar, LA
    BK10802      38     JL Holdings Portfolio - Westbank Expressway - Westwego, LA
    BK11942      38     JL Holdings Portfolio - W. Park Ave. - Gray, LA
    BK01489      38     JL Holdings Portfolio - Highway 90 W - Mobile, AL
    BK03818      38     JL Holdings Portfolio - Moffett Rd. - Semines, AL
    BK04016      38     JL Holdings Portfolio - Airport Blvd. - Mobile, AL
    BK06783      38     JL Holdings Portfolio - Jones Creek Rd. - Baton Rouge, LA
    BK12661      38     JL Holdings Portfolio - Harding Blvd. - Baton Rouge, LA
    BK03156      38     JL Holdings Portfolio - Hwy 43 N. - Saraland, AL
    BK11095      38     JL Holdings Portfolio - Skyland Blvd. - Tuscaloosa, AL
    BK01198      38     JL Holdings Portfolio - Airport Blvd. - Mobile, AL
    BK06674      38     JL Holdings Portfolio - Northshore Blvd. - Slidell, LA
    BK06788      38     JL Holdings Portfolio - Main St. - Zachary, LA
    BK11614      38     JL Holdings Portfolio - Lapalco Blvd. - Harvey, LA
    BK12830      38     JL Holdings Portfolio - Hwy 90 - Paradis, LA
    BK10763      38     JL Holdings Portfolio - N. Puma Dr. - Hammond, LA
    BK12597      38     JL Holdings Portfolio - Sam Houston Jones Parkway - Lake Charles, LA
    BK09004      38     JL Holdings Portfolio - W. Aloha Dr. - Diamondhead, MS
    BK09213      38     JL Holdings Portfolio - W. Michigan Avenue - Pensacola, FL
    BK09804      38     JL Holdings Portfolio - Airline - Gonzales, LA
    BK02957      38     JL Holdings Portfolio - W. Tunnel Blvd. - Houma, LA
    BK10764      38     JL Holdings Portfolio - U.S. Hwy. 90 - East - Bayou Vista, LA
    BK09259      38     JL Holdings Portfolio - Gulf Breeze Parkway - Gulf Breeze, FL
    BK09692      38     JL Holdings Portfolio - Greenwell Springs Rd. - Greenwell Springs, LA
    BK03585      38     JL Holdings Portfolio - U.S. Highway 98 - Daphne, AL
    BK06149      38     JL Holdings Portfolio - Parkview - New Iberia, LA
    BK09708      38     JL Holdings Portfolio - Highway 61 North - Natchez, MS
    BK09838      38     JL Holdings Portfolio - Greeno Road - Fairhope, AL
    BK11979      38     JL Holdings Portfolio - Forsythe St. - Monroe, LA
    BK11544      38     JL Holdings Portfolio - Sampson St. - Westlake, LA
    BK03623      38     JL Holdings Portfolio - North Hwy. 190 East - Covington, LA
    BK00211      38     JL Holdings Portfolio - Highland Rd. - Baton Rouge, LA
    BK07467      38     JL Holdings Portfolio - S. Trenton St. - Ruston, LA
    BK08645      38     JL Holdings Portfolio - Highway 90 - Pace, FL
    BK06488      38     JL Holdings Portfolio - Cottage Hill Road - Mobile, AL
    BK06676      38     JL Holdings Portfolio - Canton Mart Road - Jackson, MS
    BK11715      38     JL Holdings Portfolio - E. Main St. - Ville Platte, LA
    BK05255      38     JL Holdings Portfolio - St. Stephens Road - Mobile, AL
    BK06048      38     JL Holdings Portfolio - McFarland Blvd. N. - Tuscaloosa, AL
    BK07930      38     JL Holdings Portfolio - E. Beach Rd. - Long Beach, MS
    BK09270      38     JL Holdings Portfolio - Highway 59 S. - Robertsdale, AL
    BK09686      38     JL Holdings Portfolio - Highway 43 - Thomasville, AL
    BK12633      38     JL Holdings Portfolio - L.A. Highway 1 South - Brusly, LA
    BK06105      38     JL Holdings Portfolio - McFarland Blvd. W. - Northport, AL
    BK09853      38     JL Holdings Portfolio - Main Street - Franklin, LA
    BK12820      38     JL Holdings Portfolio - Lowe-Grout Rd. - Iowa, LA
    BK12895      38     JL Holdings Portfolio - Broadway St. - Delhi, LA
    BK01207      38     JL Holdings Portfolio - Thomas Rd. - Monroe, LA
    BK09115      38     JL Holdings Portfolio - 8th Street - Meridian, MS
    BK12322      38     JL Holdings Portfolio - Highway 165 South - Oakdale, LA
    BK06129      38     JL Holdings Portfolio - Springhill Avenue - Mobile, AL
    BK09026      38     JL Holdings Portfolio - Hwy 15 N. - Laurel, MS
    BK01337      38     JL Holdings Portfolio - Airline Hwy. - Metairie, LA
    BK01437      38     JL Holdings Portfolio - U.S. 165 Bypass - Monroe, LA
    BK01439      38     JL Holdings Portfolio - Gause Blvd. - Slidell, LA
    BK10800      38     JL Holdings Portfolio - Highway 28 - Livingston, AL
    BK12660      38     JL Holdings Portfolio - West Street - Vinton, LA
    BK01428      38     JL Holdings Portfolio - Ruth St. - Sulphur, LA
    BK01917      38     JL Holdings Portfolio - Carter St. - Vidalia, LA
    BK05981      38     JL Holdings Portfolio - N. Frontage Road - Meridian, MS
    BK11694      38     JL Holdings Portfolio - E. 4th St. - DeQuincey, LA
    BK01465      38     JL Holdings Portfolio - Beacon Street - Laurel, MS
    BK01617      38     JL Holdings Portfolio - Hwy. 171 - Lake Charles, LA
    BK00360      38     JL Holdings Portfolio - St. Charles Ave. - New Orleans, LA

    BK04130      38     JL Holdings Portfolio - Halls Ferry Road - Vicksburg, MS
    BK00373      38     JL Holdings Portfolio - Government Blvd. - Mobile, AL
    BK09958      38     JL Holdings Portfolio - South Jackson Street - Grove Hill, AL
    BK12007      38     JL Holdings Portfolio - LA Hwy 16 - Denham Springs, LA
    BK10572      38     JL Holdings Portfolio - W. Laurel St. - Eunice, LA
    BK11488      38     JL Holdings Portfolio - Ambassador Caffrey Pkwy. - Lafayette, LA
    BK12919      38     JL Holdings Portfolio - Hwy 190 Bypass - Covington, LA
    BK01149      38     JL Holdings Portfolio - Airline Highway - Baton Rouge, LA
    BK10607      38     JL Holdings Portfolio - Martin Luther King Blvd. - Houma, LA
    BK12752      38     JL Holdings Portfolio - N. University Avenue - Lafayette, LA
    BK01315      38     JL Holdings Portfolio - MacArthur Dr - Alexandria, LA
    BK12753      38     JL Holdings Portfolio - Ponchatrain Drive - Slidell, LA
    BK00501      38     JL Holdings Portfolio - Johnston St. - Lafayette, LA
    BK01537      38     JL Holdings Portfolio - Jefferson Blvd. - Lafayette, LA
  610902716      38     Penn Field Office Warehouse
  310902643      38     Georgetown Suites & Harbour Hotel
  310902612      38     Quality Suites Shady Grove & Sleep Inn
  310902002      38     Marketplace at Webb Chapel
  310902655      38     Promenade on the River
  310902705      38     Northpark Center
  310902570      38     Centerpoint Mall
  310902602      38     Security Public Storage - Huntington Beach
  610902559      38     TownCentre Professional Brentwood
  310902608      38     Comfort Inn Palm Beach Lakes
  310902794      38     Superior Mini Storage

  310902593      38     Missouri City Shopping Center
  310902579      38     Alaskan Apartments
  310902676      38     Parkway Plaza Shopping Center
 937241402A      38     Circle K Portfolio Pod 2 - 2708 W Buckeye Rd
 937241402B      38     Circle K Portfolio Pod 2 - 1523 E McDowell
 937241402C      38     Circle K Portfolio Pod 2 - 4005 E Union Hills
 937241402D      38     Circle K Portfolio Pod 2 - 2702 W Deer Valley RD
 937241402E      38     Circle K Portfolio Pod 2 - 2524 W Thunderbird
 937241402F      38     Circle K Portfolio Pod 2 - 4403 E Van Buren St
 937241402G      38     Circle K Portfolio Pod 2 - 1602 E Washington
 937241402H      38     Circle K Portfolio Pod 2 - 1605 E Bell Rd
 937241402I      38     Circle K Portfolio Pod 2 - 5350 N 27th Ave
 937241406A      38     Circle K Portfolio Pod 6 - 1953 HWY 260
 937241406B      38     Circle K Portfolio Pod 6 - 2551 HWY 95
 937241406C      38     Circle K Portfolio Pod 6 - 13549 E Chandler Blvd
 937241406D      38     Circle K Portfolio Pod 6 - 311 E Deuce of Clubs
 937241406E      38     Circle K Portfolio Pod 6 - 16802 E Williams Field
 937241406F      38     Circle K Portfolio Pod 6 - 1441 E Florence Blvd
 937241406G      38     Circle K Portfolio Pod 6 - 2911 Grand Ave
 937241406H      38     Circle K Portfolio Pod 6 - 1654 White Mt Blvd
 937241406I      38     Circle K Portfolio Pod 6 - 110 S Main St
 937241406J      38     Circle K Portfolio Pod 6 - 695 S 4th Ave
  310902682      38     Golden Valley Town Square
  410902453      38     Cedar Springs Mobile Estates
  410902654      38     Boston Street Self Storage
  310902610      38     Comfort Inn - Hall of Fame
  310902611      38     Quality Inn West End
  410902738      38     Airport Plaza
  410902695      38     Red Cedar Plaza
  410902720      38     Mt. Si Business Park

  410902520      38     Victoria Gardens Apartments
  410902632      38     Young Life
  410902615      38     Campus Knoll I and Campus Center Apts
  620902437      38     London Gold Chandler
  410902672      38     Gender Road Self Storage
  410902461      38     DIA Self Storage
  410902759      38     Storage Pro Business Center
  620902519      38     Plaza Leyenda
  410902601      38     Pep Boys Plaza
  410902605      38     4401 Hazel Avenue Office
  620902254      38     London Gold Peoria
  410902577      38     La Quinta Village - Sperling
  410902696      38     Mission Square
  410902616      38     Clay Street Business Park
  410902516      38     Sable Shops
 410902644A      38     Dollar General Alabama Portfolio (Pool 1) - Hwy 119
 410902644B      38     Dollar General Alabama Portfolio (Pool 1) - Airport Rd.
 410902644C      38     Dollar General Alabama Portfolio (Pool 1) - 7th Ave
  410902780      38     Walgreen's Ridgecrest
  410902679      38     Central Self Storage - Warner Road
  410901902      38     Stratford Business Park

--------------------------------------------------------------------------------------------------------------------
              SCHEDULE VII - UPFRONT RESERVES, IN EXCESS OF $75,000, FOR:
                         - SPECIFIC IMMEDIATE ENGINEERING WORK
                        - COMPLETION OF ADDITIONAL CONSTRUCTION
LOAN NUMBER          - ENVIRONMENTAL REMEDIATON OT SIMILAR PROJECTS         SCHEDULE VII - UPFRONT RESERVES COMMENTS
--------------------------------------------------------------------------------------------------------------------

 310902783A
 310902783B
 310902783C
 310902783D
 310902783E
 310902783F
 310902783G
 310902783H
 310902783I
  310902773
 310902707A
 310902707B
 310902707C
 310902707D
 310902707E
  310902776
    BK05035
    BK04914
    BK04581
    BK04324
    BK05029
    BK06325
    BK06916
    BK12329
    BK09788
    BK01425
    BK02483
    BK00144
    BK10762
    BK10802
    BK11942
    BK01489
    BK03818
    BK04016
    BK06783
    BK12661
    BK03156
    BK11095
    BK01198
    BK06674
    BK06788
    BK11614
    BK12830
    BK10763
    BK12597
    BK09004
    BK09213
    BK09804
    BK02957
    BK10764
    BK09259
    BK09692
    BK03585
    BK06149
    BK09708
    BK09838
    BK11979
    BK11544
    BK03623
    BK00211
    BK07467
    BK08645
    BK06488
    BK06676
    BK11715
    BK05255
    BK06048
    BK07930
    BK09270
    BK09686
    BK12633
    BK06105
    BK09853
    BK12820
    BK12895
    BK01207
    BK09115
    BK12322
    BK06129
    BK09026
    BK01337
    BK01437
    BK01439
    BK10800
    BK12660
    BK01428
    BK01917
    BK05981
    BK11694
    BK01465
    BK01617
    BK00360
                                                                                Insurance Proceeds Impound - The
                                                                             borrower will deposit in to an impound
                                                                             account; any insurance proceeds now or
                                                                            hereafter received by borrower intended
                                                                            to be used to repair damaged properties.
                                                                                At closing the borrower deposited
                                                                            $271,848.44 of insurance proceeds in an
                                                                            impound account for Unit #4130 (with an
                                                                              allocated loan balance of $247,783),
                                                                             which was closed after a fire. Another
                                                                              $250K in proceeds is expected and the
                                                                            borrower anticipates reopening this unit
                                                                            in May of 2005. 12 other units sustained
                                                                            damage during Hurricane Ivan sufficient
                                                                              to generate insurance claims totaling
                                                                            $485K, which are pending decision by the
                                                                               insurer. Despite the damage, all 12
    BK04130                             $271,848                                    units are currently open.
    BK00373
    BK09958
    BK12007
    BK10572
    BK11488
    BK12919
    BK01149
    BK10607
    BK12752
    BK01315
    BK12753
    BK00501
    BK01537
  610902716
  310902643
  310902612
  310902002
  310902655
  310902705
  310902570
  310902602
  610902559
  310902608
  310902794
                                                                            A $400,000 holdback is required at
                                                                            funding. This is related to the Tuscany
                                                                            Village Salon space, which was still in
                                                                            build-out at funding. The holdback
                                                                            represents one year's rent from this
                                                                            tenant ($134,000) plus $35 psf in TI's.
                                                                            The holdback will be released upon
                                                                            Tuscany Village Salon taking occupancy,
                                                                            opening for business, and commencing
                                                                            rent payments per the terms of the lease
  310902593                             $400,000                            provided.
  310902579
  310902676
 937241402A
 937241402B
 937241402C
 937241402D
 937241402E
 937241402F
 937241402G
 937241402H
 937241402I
 937241406A
 937241406B
 937241406C
 937241406D
 937241406E
 937241406F
 937241406G
 937241406H
 937241406I
 937241406J
  310902682
  410902453
  410902654
  310902610
  310902611
  410902738
  410902695
  410902720
                                                                              The property is in generally fair to
                                                                                good condition. Immediate repairs
                                                                            include repair of damaged sidewalks and
                                                                              pavements, partial roof replacements,
                                                                            and partial floor covering replacement.
                                                                                The total costs are estimated at
                                                                             $62,650. An upfront impound of $78,313
                                                                              (125% of $62,650 was required at loan
                                                                            closing. The borrower was given 6 months
                                                                            from loan closing to complete the work.
                                                                               WFB required an upfront holdback of
                                                                            $145,988 (125% of $116,790) for the roof
                                                                              replacement. The borrower was given 1
                                                                            year from loan closing (May 31, 2006) to
                                                                              complete the work. Since the borrower
                                                                                was required to reserve all roof
                                                                             replacement costs upfront, this amount
                                                                              is excluded from the ongoing capital
                                                                               expenditures. Thus, the engineer's
                                                                              estimated amount of $368 per unit is
                                                                            reduced to $304 per unit, which is what
  410902520                             $224,301                                        was underwritten
  410902632
  410902615
  620902437
  410902672
  410902461
  410902759
  620902519
  410902601
  410902605
  620902254
  410902577
  410902696
  410902616
  410902516
 410902644A
 410902644B
 410902644C
  410902780
  410902679
  410901902


                                  SCHEDULE VIII

                     LIST OF MORTGAGORS THAT ARE THIRD PARTY
                       BENEFICIARIES UNDER SECTION 2.3(A)

MSMC   Lewis Portfolio - Boca Storage (A)
       Lewis portfolio - Deerfield Storage (A)
       Lansing Square (B)
       Eastgate Shopping Center (B)
       Academy Sports San Antonio (C)
       Academy Sports Houma (C)
       Academy Sports Port Arthur (C)
       Academy Sports Midland (C)

BSCMI

                                     GROUP 1

 MORTGAGE   BSCMI LOAN
LOAN NOS.     NUMBER             LXXV. PROPERTY NAME
---------   ----------   ----------------------------------
   138         41395     LXXVI. ACADEMY SPORTS MIDLAND
   137         41400     LXXVII. ACADEMY SPORTS PORT ARTHUR
   136         41401     LXXVIII. ACADEMY SPORTS HOUMA
   135         42387     LXXIX. ACADEMY SAN ANTONIO

                                     GROUP 2

 MORTGAGE   BSCMI LOAN
LOAN NOS.     NUMBER            LXXX. PROPERTY NAME
---------   ----------   --------------------------------
   126         42580     LXXXI. LANSING SQUARE
   127         42619     LXXXII. EASTGATE SHOPPING CENTER

PRINCIPAL   SEE ATTACHED

WELLS       NONE

                                     S-VI-1

SCHEDULE B TO MLPA - SERIES 2005 TOP-19

LIST OF MORTGAGORS THAT ARE THIRD-PARTY BENEFICIARIES

AS OF 7/22/2005



----------------------------------------------------------------------------------------------------------------------------
  CMSA      MASTER     PRIMARY                                         THIRD-PARTY
LOAN ID     LOAN #      LOAN #             PROPERTY NAME               BENEFICIARY                    COMMENTS
----------------------------------------------------------------------------------------------------------------------------

11        60-0874503    754399   Lewis Portfolio-Deerfield Storage   Timothy Lewis &   Loan 754399 cross-collateralized
                                                                     Jeanette Lewis    and cross-defaulted with loan 754400.
----------------------------------------------------------------------------------------------------------------------------
10        60-0874502    754400   Lewis Portfolio-Boca Storage        Timothy Lewis &   Loan 754400 cross-collateralized and
                                                                     Jeanette Lewis    cross-defaulted with loan 754399.
----------------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE IX

            RATES USED IN DETERMINATION OF CLASS X PASS-THROUGH RATES

08/12/2005   5.48339%
09/12/2005   5.48333%
10/12/2005   5.32031%
11/12/2005   5.48320%
12/12/2005   5.32019%
01/12/2006   5.32013%
02/12/2006   5.32007%
03/12/2006   5.32036%
04/12/2006   5.48284%
05/12/2006   5.31988%
06/12/2006   5.48270%
07/12/2006   5.31975%
08/12/2006   5.48256%
09/12/2006   5.48249%
10/12/2006   5.31956%
11/12/2006   5.48233%
12/12/2006   5.31942%
01/12/2007   5.31933%
02/12/2007   5.31926%
03/12/2007   5.31958%
04/12/2007   5.48188%
05/12/2007   5.31901%
06/12/2007   5.48170%
07/12/2007   5.31886%
08/12/2007   5.48152%
09/12/2007   5.48143%
10/12/2007   5.31862%
11/12/2007   5.48124%
12/12/2007   5.31846%
01/12/2008   5.48105%
02/12/2008   5.31829%
03/12/2008   5.31837%
04/12/2008   5.48075%
05/12/2008   5.31803%
06/12/2008   5.48055%
07/12/2008   5.31786%
08/12/2008   5.48035%
09/12/2008   5.48025%
10/12/2008   5.31759%
11/12/2008   5.48004%
12/12/2008   5.31741%
01/12/2009   5.31731%

                                     S-VI-1

02/12/2009   5.31723%
03/12/2009   5.31765%
04/12/2009   5.47948%
05/12/2009   5.31692%
06/12/2009   5.47926%
07/12/2009   5.31673%
08/12/2009   5.47904%
09/12/2009   5.47893%
10/12/2009   5.31644%
11/12/2009   5.47870%
12/12/2009   5.31624%
01/12/2010   5.31614%
02/12/2010   5.31604%
03/12/2010   5.31650%
04/12/2010   5.48305%
05/12/2010   5.33103%
06/12/2010   5.50230%
07/12/2010   5.33252%
08/12/2010   5.52162%
09/12/2010   5.52156%
10/12/2010   5.34502%
11/12/2010   5.52143%
12/12/2010   5.34489%
01/12/2011   5.34482%
02/12/2011   5.34475%
03/12/2011   5.34541%
04/12/2011   5.52107%
05/12/2011   5.34453%
06/12/2011   5.52093%
07/12/2011   5.34439%
08/12/2011   5.52078%
09/12/2011   5.52072%
10/12/2011   5.34418%
11/12/2011   5.53169%
12/12/2011   5.35482%
01/12/2012   5.53149%
02/12/2012   5.35462%
03/12/2012   5.36433%
04/12/2012   5.54061%
05/12/2012   5.36354%
06/12/2012   5.54045%
07/12/2012   5.36333%
08/12/2012   5.54026%
09/12/2012   5.54017%
10/12/2012   5.36308%
11/12/2012   5.53998%

                                     S-2-2

12/12/2012   5.36289%
01/12/2013   5.36279%
02/12/2013   5.36269%
03/12/2013   5.36344%
04/12/2013   5.53946%
05/12/2013   5.36238%
06/12/2013   5.53926%
07/12/2013   5.36217%

                                     S-2-3

                                   SCHEDULE X

          MORTGAGE LOANS SECURED BY MORTGAGED PROPERTIES COVERED BY AN
                         ENVIRONMENTAL INSURANCE POLICY

JL Holdings Portfolio Roll-up
Cedar Springs Mobile Estates
Red Cedar Plaza
Victoria Garden Apartments
Campus Knoll I and Campus Center Apartments
London Gold Chandler
Gender Road Self Storage
DIA Self Storage
Storage Pro Business Center
Plaza Leyenda
Pep Boys Plaza
4401 Hazel Avenue Office
London Gold Peoria
La Quinta Village - Sperling
Mission Square
Sable Shops
Dollar General Alabama Portfolio Pool 1 Roll-up
Central Self Storage - Warner Road

                                    S-XVII-1

                                   SCHEDULE XI

          LIST OF MORTGAGE LOANS THAT HAVE SCHEDULED PAYMENTS AFTER THE
                           END OF A COLLECTION PERIOD

                                  One Buckhead
                            Colonial Ridge Apartments
                                 Adobe Building

                                    S-XVII-1

                                  SCHEDULE XII

          LOANS THAT ACCRUE ON AN ACTUAL/360 BASIS, BUT WHOSE SERVICING
                          FEES ACCRUE ON A 30/360 BASIS

                                      NONE

                                  SCHEDULE XIII

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

DISTRIBUTION
    DATE           BALANCE
------------   --------------
 08/12/2005    $84,100,000.00
 09/12/2005    $84,100,000.00
 10/12/2005    $84,100,000.00
 11/12/2005    $84,100,000.00
 12/12/2005    $84,100,000.00
 01/12/2006    $84,100,000.00
 02/12/2006    $84,100,000.00
 03/12/2006    $84,100,000.00
 04/12/2006    $84,100,000.00
 05/12/2006    $84,100,000.00
 06/12/2006    $84,100,000.00
 07/12/2006    $84,100,000.00
 08/12/2006    $84,100,000.00
 09/12/2006    $84,100,000.00
 10/12/2006    $84,100,000.00
 11/12/2006    $84,100,000.00
 12/12/2006    $84,100,000.00
 01/12/2007    $84,100,000.00
 02/12/2007    $84,100,000.00
 03/12/2007    $84,100,000.00
 04/12/2007    $84,100,000.00
 05/12/2007    $84,100,000.00
 06/12/2007    $84,100,000.00
 07/12/2007    $84,100,000.00
 08/12/2007    $84,100,000.00
 09/12/2007    $84,100,000.00
 10/12/2007    $84,100,000.00
 11/12/2007    $84,100,000.00
 12/12/2007    $84,100,000.00
 01/12/2008    $84,100,000.00
 02/12/2008    $84,100,000.00
 03/12/2008    $84,100,000.00
 04/12/2008    $84,100,000.00
 05/12/2008    $84,100,000.00
 06/12/2008    $84,100,000.00
 07/12/2008    $84,100,000.00
 08/12/2008    $84,100,000.00
 09/12/2008    $84,100,000.00
 10/12/2008    $84,100,000.00
 11/12/2008    $84,100,000.00
 12/12/2008    $84,100,000.00
 01/12/2009    $84,100,000.00
 02/12/2009    $84,100,000.00
 03/12/2009    $84,100,000.00
 04/12/2009    $84,100,000.00
 05/12/2009    $84,100,000.00
 06/12/2009    $84,100,000.00
 07/12/2009    $84,100,000.00
 08/12/2009    $84,100,000.00
 09/12/2009    $84,100,000.00
 10/12/2009    $84,100,000.00
 11/12/2009    $84,100,000.00
 12/12/2009    $84,100,000.00
 01/12/2010    $84,100,000.00
 02/12/2010    $84,100,000.00
 03/12/2010    $84,100,000.00
 04/12/2010    $84,100,000.00
 05/12/2010    $84,100,000.00
 06/12/2010    $84,100,000.00
 07/12/2010    $84,033,119.51
 08/12/2010    $82,638,000.00
 09/12/2010    $81,236,000.00
 10/12/2010    $79,713,000.00
 11/12/2010    $78,298,000.00
 12/12/2010    $76,762,000.00
 01/12/2011    $75,333,000.00
 02/12/2011    $73,897,000.00
 03/12/2011    $72,113,000.00
 04/12/2011    $70,662,000.00
 05/12/2011    $69,091,000.00
 06/12/2011    $67,626,000.00
 07/12/2011    $66,041,000.00
 08/12/2011    $64,561,000.00
 09/12/2011    $63,075,000.00

DISTRIBUTION
    DATE           BALANCE
------------   --------------
 10/12/2011    $62,075,000.00
 11/12/2011    $61,075,000.00
 12/12/2011    $60,075,000.00
 01/12/2012    $59,075,000.00
 02/12/2012    $57,999,000.00
 03/12/2012    $56,314,000.00
 04/12/2012    $54,839,000.00
 05/12/2012    $53,249,000.00
 06/12/2012    $50,474,000.00
 07/12/2012    $47,309,000.00
 08/12/2012    $45,808,000.00
 09/12/2012    $44,302,000.00
 10/12/2012    $42,682,000.00
 11/12/2012    $41,160,000.00
 12/12/2012    $39,526,000.00
 01/12/2013    $37,990,000.00
 02/12/2013    $36,446,000.00
 03/12/2013    $34,579,000.00
 04/12/2013    $33,020,000.00
 05/12/2013    $31,348,000.00
 06/12/2013    $29,773,000.00
 07/12/2013    $28,086,000.00
 08/12/2013    $26,496,000.00
 09/12/2013    $24,898,000.00
 10/12/2013    $23,189,000.00
 11/12/2013    $21,576,000.00
 12/12/2013    $19,851,000.00
 01/12/2014    $18,222,000.00
 02/12/2014    $16,585,000.00
 03/12/2014    $14,633,000.00
 04/12/2014    $12,979,000.00
 05/12/2014    $11,216,000.00
 06/12/2014    $ 9,545,000.00
 07/12/2014    $ 7,766,000.00
 08/12/2014    $ 3,226,000.00
 09/12/2014    $ 1,540,000.00
 10/12/2014    $         0.00